UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2018

Date of reporting period: September 30, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

International Portfolio

Tax-Managed International Portfolio

Emerging Markets Portfolio

Short Duration Diversified Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2018

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.Bernstein.com and click on “Investments”, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

Sanford C. Bernstein Fund, Inc. (the “Fund”) operates as a series company currently comprised of 15 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”). This report relates only to the International Equity Portfolios, Fixed Income Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class B, Class C, Advisor Class and Class Z Shares (collectively “Retail Classes”) of International, Tax-Managed International, Emerging Markets, California Municipal, Diversified Municipal, New York Municipal and Short Duration Plus Portfolios are presented in separate financial reports.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 15, 2018

On the following pages, you will find the 2018 annual report for the Portfolios1 of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios”, and individually, a “Portfolio”). The annual report covers the six- and 12-month periods ended September 30, 2018, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Equity returns diverged during the 12 months ended September 30, 2018, with US stocks standing out relative to their non-US counterparts. The disparity in equity returns—which emerged mid-way through the period—was partly spurred by intensifying tariff issues. It also mirrored broader economic activity, as the US economy accelerated while non-US countries slowed, following a period when global growth had been unusually synchronized. Interest rates rose, exerting downward pressure on US taxable bond returns, though tax-exempt bond returns were slightly positive.

Several factors buoyed sentiment around US stocks: extremely strong corporate earnings growth, corporate tax cuts, deregulation and a benign inflation backdrop. In contrast, non-US equities were hampered by diverse regional concerns, such as: Italian budget deficits in Europe and significant, though idiosyncratic, economic strains in select markets like Turkey and Argentina. A rising US dollar, higher US interest rates, and heightened vulnerability to trade tensions further depressed non-US markets, especially emerging markets.

Despite this year’s patterns, we continue to expect global equity allocations to provide better risk-adjusted returns than US-only strategies, over the long run. With US equity valuations high, and potential pressures on earnings coming from higher wage and input costs, valuations in non-US markets look more attractive. Overall, we expect that slower economic growth in the years ahead will likely contribute to lower returns on global stocks than have been experienced in the past. In addition, we are likely to see a gradual increase in global interest rates, constraining bond returns.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Kathleen M. Fisher

President

Sanford C. Bernstein Fund, Inc.

1	Please note that the information for the Overlay Portfolios of Sanford C. Bernstein Fund. Inc. may be found in a separate report.

International Portfolio

Tax-Managed International Portfolio

Investment Objectives and Strategy

The Portfolios seek to provide long-term capital growth. The Portfolios invest primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index. AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”), diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser invests in companies in at least three countries (and normally substantially more) other than the United States. The Portfolios also invest in less developed or emerging equity markets. The Adviser invests the Portfolios’ assets using multiple disciplines as well as capitalization ranges, although the Adviser expects to invest primarily in large- and mid-sized capitalization companies. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios. The Portfolios may own stocks selected using the Adviser’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolios are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The International Portfolio is managed without regard to tax considerations. The Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

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2018 Annual Report	1

Portfolio Manager Commentary (continued)

The Portfolios invest primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, each of the Portfolios may invest a portion of its uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolio to the equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

Investment Results

The table on page 14 shows each Portfolio’s performance compared to its benchmark, the MSCI EAFE Index (net), for the six- and 12-month periods ended September 30, 2018. The table also includes each Portfolio’s peer group, as represented by the Lipper International Multi-Cap Growth Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

For both periods, the Portfolios underperformed the benchmark and Lipper Average. Relative underperformance was largely driven by stock selection in both periods. Country and sector selection were negative factors during both periods as well. For the 12-month period, stocks in defensive sectors (consumer staples and health care), as well as stock selection in the consumer discretionary sector more than offset contributions from the financials and materials sectors. An overweight position in the strongly performing technology sector contributed to returns, while an overweight position in China detracted. Chinese holdings pulled back sharply in the most recent quarter as investors worried about the impact of the slowing economy and trade wars with the US.

For the six-month period, stock selection in the technology sector was the leading detractor from performance. Other factors that negatively affected performance were stock selection in the consumer staples and consumer discretionary sectors, an underweight position to the strongly performing health care sector and Japanese holdings. Stock selection in the financials and materials sectors, an underweight to the weaker-performing real estate sector and German holdings contributed to performance. Currency exposures from stock positioning and forwards detracted for the 12-month period and were not material for the six-month period.

The Portfolios utilized derivatives in the form of futures for investment purposes, which had an immaterial impact on absolute returns for both periods, while currency forwards for hedging purposes detracted for both periods.

Emerging Markets Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. The Adviser invests the Portfolio’s assets using multiple disciplines. The Portfolio may own stocks selected using the Adviser’s bottom-up research in value, growth, core and other investment style disciplines. The Adviser may allocate assets to companies in different targeted ranges of market capitalization. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The Adviser relies on both fundamental and quantitative research to manage risk and return for the Portfolio.

The Portfolio may invest in companies of any size. The Portfolio invests primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs

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2	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

and GDRs. Under most conditions, the Portfolio intends to have its assets invested among multiple emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging-market countries, the Adviser considers such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser also considers the transaction costs and volatility of each individual market.

The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio generally invests in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio also purchases foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges. The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE Index.

Investment Results

The table on page 14 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index (net), for the six- and 12-month periods ended September 30, 2018. The table also includes the Portfolio’s peer group, as represented by the Lipper Emerging Markets Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

For both periods, the Portfolio underperformed the benchmark and Lipper Average. Relative underperformance was largely driven by stock selection in both periods, and country selection was a negative factor as well. For the 12-month period, stock selection in the technology sector was the leading detractor from performance. Other factors that negatively affected performance were stock selection in the financials and health care sectors, an underweight position to the strongly performing energy sector and holdings in Argentina. An overweight position in Russia, stock selection in Turkey, as well as underweights to the communications services and real estate sectors contributed to performance.

For the six-month period, stock selection in the technology sector was the leading detractor. Other factors that negatively affected performance were stock selection in the financials and consumer discretionary sector, an underweight position to the strongly performing energy sector and India-based holdings. An overweight position in Russia, an underweight to the weaker-performing real estate sector and Turkish holdings contributed to performance.

The Portfolio utilized derivatives in the form of futures for investment purposes, which detracted from absolute returns for both periods, while currency forwards for hedging and investment purposes added to returns for both periods.

Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes. As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. The Portfolio invests no more than 25% of its total assets in municipal securities of issuers located in any one state.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes.

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2018 Annual Report	3

Portfolio Manager Commentary (continued)

The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

Investment Results

The table on page 14 shows the Portfolio’s performance compared to its benchmark, the Bloomberg Barclays 1-Year Municipal Bond Index, for the six- and 12-month periods ended September 30, 2018. The table also includes the Portfolio’s peer group, as represented by the Lipper Short-Term Municipal Debt Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

The Portfolio underperformed the benchmark and the Lipper Average for both periods. Security selection, notably in water revenue, contributed to performance for the six-month period, on a relative basis, as did the Portfolio’s US Treasury allocation. A slight underweight position to the one- to two- year range of the yield curve detracted. During the 12-month period, security selection and a slight underweight position in state general obligation issues detracted. Yield-curve positioning was the primary contributor to performance, especially on the front-end of the yield curve.

Economic growth and inflation expectations continued to rise throughout the reporting period. Forty-six states realized positive growth during the third quarter, while state and local tax collections were at all-time highs. The US Federal Reserve increased its federal funds target rate to 2.00%-2.25% at the end of September, the third rate increase this year. Performance of municipal issues was mixed during the 12-month period, reaching historically expensive valuations versus US Treasuries in July. However, municipals retreated to more normal levels versus US Treasuries toward the end of the reporting period.

The Portfolio utilized derivatives in the form of inflation swaps for hedging purposes, which had an immaterial impact on absolute returns for both periods.

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the California Municipal Portfolio, California state taxes, and, in the case of the New York Municipal Portfolio, New York state and local taxes). As a matter of fundamental policy, each of the Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities (and, in the case of the California Municipal and New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Diversified Municipal Portfolio will invest no more than 25% of its net assets in municipal securities of issuers located in any one state.

Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating

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4	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of their total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

Each of the Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. Each of the Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Each of the Portfolios may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors (and, in the case of the California Municipal and New York Municipal Portfolios, California investors and New York investors, respectively).

The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. Each Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of each of the Portfolios. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolios’ other holdings.

Investment Results

The table on page 14 shows each Portfolio’s performance compared to its benchmark, the Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index, for the six- and 12-month periods ended September 30, 2018. The table also includes performance for each Portfolios’ peer group, as represented by the Lipper California Intermediate Municipal Debt Funds Average for the California Municipal Portfolio, the Lipper Intermediate Municipal Debt Funds Average for the Diversified Municipal Portfolio and the Lipper New York Intermediate Municipal Debt Funds Average for the New York Municipal Portfolio. Funds in the applicable Lipper Average have generally similar investment objectives to the corresponding Portfolio, although some of the funds have different investment policies, sales and management fees and fund expenses.

For both periods, the California Municipal Portfolio outperformed the benchmark; versus the Lipper Average, the Portfolio outperformed for the six-month period and underperformed for the 12-month period.

For the six-month period, the Diversified Municipal Portfolio underperformed the benchmark and outperformed the Lipper Average. For the 12-month period, the Portfolio outperformed the benchmark and underperformed the Lipper Average.

For the six-month period, the New York Municipal Portfolio underperformed the benchmark and Lipper Average. For the 12-month period, the Portfolio outperformed the benchmark and underperformed the Lipper Average.

Security selection, particularly in state general obligations, was a driver of relative performance during the six-month period. Yield-curve positioning also modestly added to returns, while security selection within the airport and energy sectors very modestly detracted. For the 12-month period, yield-curve positioning, particularly on the front-end, was the top contributor to performance. In addition, both sector and security selection, particularly within health care, slightly added to performance; the Portfolios’ Treasury position detracted.

Economic growth and inflation expectations continued to rise throughout the 12-month period. Forty-six states realized positive growth during the third quarter, while state and local tax collections were at all-time highs. The US Federal Reserve increased its federal funds target rate to 2.00%-2.25% at the end of September, the third rate increase this year. Performance of municipal issues was mixed during the 12-month period, reaching historically expensive valuations versus US Treasuries in July. However, municipals retreated to more normal levels versus US Treasuries toward the end of the reporting period.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market currently values insured municipal securities primarily based on the credit quality of the issuer of the security with

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2018 Annual Report	5

Portfolio Manager Commentary (continued)

little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of September 30, 2018, the Portfolios’ percentages of investments in municipal bonds that are insured and insured municipal bonds that have been pre-refunded or escrowed to maturity were 2.81% and 0.00%, respectively, for California Municipal Portfolio; 3.26% and 0.02%, respectively, for Diversified Municipal Portfolio and 2.33% and 0.00%, respectively, for New York Municipal Portfolio.

The Portfolios used inflation swaps for hedging purposes and credit default swaps for investment purposes, which had no material impact on absolute returns for both periods. California Municipal Portfolio used interest rate swaps for hedging purposes, which had no material impact on performance for both periods.

Short Duration Plus Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser, to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”). The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The table on page 14 shows the Portfolio’s performance compared to its benchmark, the Intercontinental Exchange Bank of America Merrill Lynch (“ICE BofA ML”) 1-3 Year US Treasury Index, for the six- and 12-month periods ended September 30, 2018. The table also includes the Portfolio’s peer group, as represented by the Lipper Short-Term Investment Grade Debt Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

During the 12-month period, the Portfolio outperformed its benchmark but underperformed the Lipper Average. Sector positioning contributed to performance relative to the benchmark, helped most by an exposure to commercial mortgage-backed securities (“CMBS”). Being long duration detracted in the period, as interest rates rose. However, this was more than offset by positive contribution from yield-curve positioning. Neither country allocation nor security selection had a significant impact on overall performance.

During the six-month period, the Portfolio outperformed its benchmark but underperformed the Lipper Average. Sector selection contributed to performance, primarily because of beneficial exposures to CMBS and high-yield corporates.

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Portfolio Manager Commentary (continued)

Security decisions detracted modestly, the result of selections within high-yield corporates. Being long duration detracted as interest rates rose in the period, though the Portfolio’s overall yield-curve positioning was positive. An off-benchmark country allocation to Japan was also a small positive.

During both periods, the Portfolio utilized derivatives in the form of currency forwards to hedge currency exposure. Credit default swaps, both single name and index, were used to hedge and/or to take active credit risk within CMBS and investment-grade corporates. Treasury futures were used to manage duration and yield-curve positioning.

Intermediate Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Adviser, to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar denominated foreign securities, and may invest without limit in fixed-income, US dollar denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The table on page 14 shows the Portfolio’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the six- and 12-month periods ended September 30, 2018. The table also includes the Portfolio’s peer group, as represented by the Lipper Core Bond Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

During the 12-month period, the Portfolio outperformed the benchmark and Lipper Average. Security decisions contributed relative to the benchmark, as gains from selections within CMBS and investment-grade corporates outweighed losses from selections in agency mortgages. Sector positioning was also positive, primarily due to off-benchmark exposures to agency risk-sharing transactions and to high-yield corporates. The Portfolio’s short duration positioning contributed as interest rates rose in the period, while overall yield-curve positioning detracted. Country positioning did not significantly impact returns, as losses from an exposure to the eurozone were partly offset by several modest contributors across a range of country positions. Currency investments were a small drag on performance, primarily due to long positions in the Brazilian real and Argentine peso.

During the six-month period, the Portfolio underperformed the benchmark and Lipper Average. Country allocation detracted

(Portfolio Manager Commentary continued on next page)

2018 Annual Report	7

Portfolio Manager Commentary (continued)

from performance, primarily due to off-benchmark exposures in the eurozone and Brazil. Security decisions contributed as a result of gains from selection within CMBS. The Portfolio’s duration exposure, which is shorter than the benchmark’s, contributed as rates rose across the board. These gains were partially offset by the Portfolio’s overall yield-curve positioning. Sector exposure to high-yield corporates also added to performance, though an allocation to collateralized mortgage obligations detracted. Currency investments did not have a meaningful impact on overall returns in the period.

During both periods, the Portfolio utilized currency forwards to hedge currency exposure as well as to manage active currency risk. Credit default swaps, both single name and index, were used to hedge credit risk as well as to take active credit risk. Interest rate swaps and treasury futures were used to manage duration, country exposure, and yield-curve positioning. Variance swaps were used for hedging purposes, which had no material impact on absolute returns. During the six-month period, purchased and written swaptions were used to manage duration and yield-curve positioning.

8	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. The MSCI EM Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The Bloomberg Barclays 1-Year Municipal Bond Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. The Bloomberg Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The ICE BofA ML® 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Lipper Averages are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the Portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Portfolios: The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and foreign governments have been adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as

(Disclosures and Risks continued on next page)

2018 Annual Report	9

Disclosures and Risks (continued)

intended or may not produce the desired results. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Other governments have tried to support markets by buying stocks and through other market interventions. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest-rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

International, Tax-Managed International, Emerging Markets, Short Duration Plus and Intermediate Duration Portfolios:

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors Risk: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

International, Tax-Managed International and Emerging Markets Portfolios:

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

(Disclosures and Risks continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Short Duration Diversified Municipal, California Municipal, Diversified Municipal, New York Municipal, Short Duration Plus and Intermediate Duration Portfolios:

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Interest-Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. A Portfolio will experience increased interest-rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Short Duration Diversified Municipal and Short Duration Plus Portfolios:

Riskier than a Money-Market Fund: Although the Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a

(Disclosures and Risks continued on next page)

2018 Annual Report	11

Disclosures and Risks (continued)

money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Short Duration Diversified Municipal, California Municipal, Diversified Municipal and New York Municipal Portfolios:

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes, earthquakes and wildfires. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, recent tax law changes could have a material impact on the value of municipal securities. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

California Municipal and New York Municipal Portfolios:

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value (“NAV”).

Short Duration Plus and Intermediate Duration Portfolios:

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

(Disclosures and Risks continued on next page)

12	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Intermediate Duration Portfolio:

Portfolio Turnover Risk: The Portfolio’s investment strategies may result in high portfolio turnover. The Portfolio generally buys portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolio may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates or for other reasons. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

Emerging Markets Portfolio:

Sector Risk: The Portfolio may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolio’s investments.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Emerging Markets Portfolio performance data presented herein does not reflect the deduction of historical purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Emerging Markets Portfolio. International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

(Disclosures and Risks continued on next page)

2018 Annual Report	13

Historical Performance (Unaudited)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2018	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
International Portfolio	-4.05%	-0.78%	3.88%	2.73%	3.36%	4/30/1999
Tax-Managed International Portfolio	-4.05	-0.77	3.87	2.84	5.60	6/22/1992
Return after taxes on Distributions[1]	-4.05	-0.93	3.58	2.66	4.77
Return after taxes on Distributions and sale of shares[1]	-2.40	-0.07	3.10	2.43	4.70
MSCI EAFE Index (net)	0.10	2.74	4.42	5.38
Lipper International Multi-Cap Growth Funds Average	-1.43	2.99	5.05	5.89

Emerging Markets Portfolio[2,3]	-15.61	-8.60	2.77	3.78	6.46	12/15/1995
MSCI EM Index (net)	-8.97	-0.81	3.61	5.40
Lipper Emerging Markets Funds Average	-10.65	-2.91	3.27	5.01

Short Duration Diversified Municipal Portfolio	0.47	0.18	0.39	1.01	2.39	10/3/1994
Bloomberg Barclays 1-Year Municipal Bond Index	0.57	0.57	0.71	1.30
Lipper Short-Term Municipal Debt Funds Average	0.54	0.31	0.69	1.21

California Municipal Portfolio	0.76	-0.13	1.78	2.86	4.12	8/6/1990
Bloomberg Barclays 5-Year GO Municipal Bond Index	0.74	-0.67	1.71	3.17
Lipper California Intermediate Municipal Debt Funds Average	0.67	0.04	2.63	3.81

Diversified Municipal Portfolio	0.65	-0.45	1.70	2.87	4.34	1/9/1989
Bloomberg Barclays 5-Year GO Municipal Bond Index	0.74	-0.67	1.71	3.17
Lipper Intermediate Municipal Debt Funds Average	0.63	-0.10	2.52	3.72

New York Municipal Portfolio	0.47	-0.57	1.78	2.84	4.35	1/9/1989
Bloomberg Barclays 5-Year GO Municipal Bond Index	0.74	-0.67	1.71	3.17
Lipper New York Intermediate Municipal Debt Funds Average	0.48	-0.34	2.42	3.46

Short Duration Plus Portfolio	0.53	0.18	0.59	1.37	3.85	12/12/1988
ICE BofA ML 1-3 Year US Treasury Index	0.42	0.04	0.56	1.09
Lipper Short-Term Investment Grade Debt Funds Average	0.84	0.64	1.18	2.35

Intermediate Duration Portfolio	-0.28	-1.14	2.65	4.72	5.82	1/17/1989
Bloomberg Barclays US Aggregate Bond Index	-0.14	-1.22	2.16	3.77
Lipper Core Bond Funds Average	-0.15	-1.23	2.04	3.99

See Disclosures, Risks and Note about Historical Performance on pages 9–13.

(Historical Performance and footnotes continued on next page)

14	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. The current prospectus fee table shows the total operating expense ratios for the Bernstein classes as 1.06% for International Portfolio; 1.01% for Tax-Managed International Portfolio; 1.29% for Emerging Markets Portfolio; 0.50% for Short Duration Diversified Municipal Portfolio; 0.55% for California Municipal Portfolio; 0.47% for Diversified Municipal Portfolio; 0.53% for New York Municipal Portfolio; 0.56% for Short Duration Plus Portfolio and 0.57% for Intermediate Duration Portfolio. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein classes of the Portfolios. Total returns and average annual returns are therefore the same.

1	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. This fee was eliminated effective February 2, 2015. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

3	Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced performance for Emerging Markets Portfolio for the six- and 12-month periods ended September 30, 2018, by 0.03% and 0.03%, respectively.

See Disclosures, Risks and Note about Historical Performance on pages 9–13.

(Historical Performance continued on next page)

2018 Annual Report	15

Historical Performance (continued from previous page)

Foreign Stock Portfolios	Municipal Bond Portfolios
International	Short Duration Diversified Municipal
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Tax-Managed International	California Municipal
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Emerging Markets	Diversified Municipal
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark and Lipper Average for the 10-year period ended September 30, 2018.

See Disclosures, Risks and Note about Historical Performance on pages 9–13.

(Historical Performance continued on next page)

16	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Municipal Bond Portfolios	Taxable Bond Portfolios
New York Municipal	Short Duration Plus
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Intermediate Duration
Growth of a $25,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark and Lipper Average for the 10-year period ended September 30, 2018.

See Disclosures, Risks and Note about Historical Performance on pages 9–13.

2018 Annual Report	17

Expense Example—September 30, 2018 (Unaudited)

As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2018	ENDING ACCOUNT VALUE SEPTEMBER 30, 2018	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
International Class Shares
Actual	$1,000	$959.50	$5.21	1.06%
Hypothetical**	$1,000	$1,019.75	$5.37	1.06%

Tax-Managed International Class Shares
Actual	$1,000	$959.50	$4.96	1.01%
Hypothetical**	$1,000	$1,020.00	$5.11	1.01%

Emerging Markets Class Shares
Actual	$1,000	$843.90	$6.01	1.30%
Hypothetical**	$1,000	$1,018.55	$6.58	1.30%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$1,004.70	$2.56	0.51%
Hypothetical**	$1,000	$1,022.51	$2.59	0.51%

California Municipal Class Shares
Actual	$1,000	$1,007.60	$2.77	0.55%
Hypothetical**	$1,000	$1,022.31	$2.79	0.55%

Diversified Municipal Class Shares
Actual	$1,000	$1,006.50	$2.31	0.46%
Hypothetical**	$1,000	$1,022.76	$2.33	0.46%

New York Municipal Class Shares
Actual	$1,000	$1,012.10	$2.72	0.54%
Hypothetical**	$1,000	$1,022.36	$2.74	0.54%

Short Duration Plus Class Shares
Actual	$1,000	$1,005.30	$2.87	0.57%
Hypothetical**	$1,000	$1,022.21	$2.89	0.57%

Intermediate Duration Class Shares
Actual	$1,000	$997.20	$2.85	0.57%
Hypothetical**	$1,000	$1,022.21	$2.89	0.57%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

18	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2018 (Unaudited)

International Portfolio
Country Breakdown[1]	Sector Breakdown[1]
	Financials	20.9%
	Consumer Discretionary	14.7
	Industrials	12.1
	Information Technology	11.2
	Consumer Staples	10.3
	Materials	8.5
	Health Care	7.5
	Energy	6.6
	Communication Services	5.8
	Utilities	1.2
	Real Estate	1.2

Tax-Managed International Portfolio
Country Breakdown[1]	Sector Breakdown[1]
	Financials	20.9%
	Consumer Discretionary	14.7
	Industrials	12.1
	Information Technology	11.2
	Consumer Staples	10.3
	Materials	8.5
	Health Care	7.5
	Energy	6.6
	Communication Services	5.8
	Utilities	1.2
	Real Estate	1.2

Emerging Markets Portfolio
Country Breakdown[1]	Sector Breakdown[1]
	Financials	27.6%
	Information Technology	20.8
	Consumer Discretionary	10.6
	Materials	10.2
	Communication Services	8.4
	Industrials	5.8
	Energy	5.8
	Consumer Staples	5.2
	Health Care	3.7
	Real Estate	1.3
	Utilities	0.6

1	All data are as of September 30, 2018. The Portfolio’s country and sector breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for the International, Tax-Managed International and Emerging Markets Portfolios).

2	“Other” represents 3.2% in MSCI EM Index countries, 11.6% in MSCI EAFE Index countries and 2.7% in other emerging-market countries.

3	“Other” represents 3.2% in MSCI EM Index countries, 11.5% in MSCI EAFE Index countries and 2.7% in other emerging-market countries.

4	“Other” represents 2.8% in MSCI EM Index countries and 1.2% in other emerging-market countries.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2018 Annual Report	19

Portfolio Summary—September 30, 2018 (Unaudited) (continued)

Short Duration Diversified Municipal Portfolio
Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

California Municipal Portfolio
Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

1	All data are as of September 30, 2018. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.
2	“Other” represents less than 2.7% in 10 different states.

20	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2018 (Unaudited) (continued)

Diversified Municipal Portfolio
Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

New York Municipal Portfolio
Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

1	All data are as of September 30, 2018. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.
2	“Other” represents less than 2.7% in 10 different states.
3	“Other” represents less than 2.2% in 29 different states, District of Columbia and Puerto Rico.
4	“Other” represents less than 0.3% in 7 different states and Puerto Rico.

2018 Annual Report	21

Portfolio Summary—September 30, 2018 (Unaudited) (continued)

Short Duration Plus Portfolio
Security Type Breakdown[1]

Intermediate Duration Portfolio
Security Type Breakdown[1]

1	All data are as of September 30, 2018. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents less than 0.1% in Common Stocks, Emerging Markets—Sovereigns and Emerging Markets—Treasuries.

22	Sanford C. Bernstein Fund, Inc.

Statement of Assets and Liabilities—September 30, 2018

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO
ASSETS
Investments in securities at value
Unaffiliated issuers	$1,482,416,232	$3,419,178,116	$1,314,807,939
Affiliated issuers	49,493,883	123,105,121	21,511,786
Foreign currencies, at value (a)	3,685,468	10,318,520	13,112,720
Cash	0	0	3,775
Cash collateral due from broker	2,153,250	5,665,700	1,952,601
Receivables:
Unaffiliated interest and dividends	4,334,187	10,001,681	1,380,736
Affiliated dividends	69,624	159,584	25,470
Foreign withholding tax reclaims	1,882,477	4,475,866	49,484
Investment securities sold and foreign currency transactions	26,640,723	62,327,012	14,306,073
Capital shares sold	288,867	2,836,121	1,208,050
Unrealized appreciation of forward currency exchange contracts	6,660,161	18,200,813	9,414,910

Total assets	1,577,624,872	3,656,268,534	1,377,773,544

LIABILITIES
Due to custodian	0	1,070,000	0
Cash collateral due to broker	4,013,000	9,223,000	4,780,000
Payables:
Investment securities purchased and foreign currency transactions	25,555,998	58,420,677	14,550,313
Management fee	850,422	1,885,164	936,566
Capital shares redeemed	1,137,905	944,596	361,782
Variation margin on futures	321,767	851,551	329,732
Shareholder servicing fee	216,539	573,884	214,367
Transfer Agent fee	20,928	31,945	60,280
Distribution fee	4,906	618	0
Accrued expenses and other liabilities	310,923	513,739	391,558
Unrealized depreciation of forward currency exchange contracts	3,631,795	17,671,889	3,929,787

Total liabilities	36,064,183	91,187,063	25,554,385

NET ASSETS	$1,541,560,689	$3,565,081,471	$1,352,219,159

Cost of investments
Unaffiliated issuers	$1,339,980,657	$3,127,333,491	$1,291,174,249
Affiliated issuers	49,493,883	123,105,121	21,511,786

NET ASSETS CONSIST OF:
Capital stock, at par	$87,049	$200,924	$47,628
Additional paid-in capital	1,382,877,816	3,239,472,471	1,234,776,592
Distributable earnings (b)	158,595,824	325,408,076	117,394,939

	$1,541,560,689	$3,565,081,471	$1,352,219,159

(a) Cost: $3,731,618, $10,397,908 and $13,099,718, respectively. (Note 1)

(b) Net of accrued foreign capital gains taxes of $53,188, $102,492 and $0, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2018 Annual Report	23

Statement of Assets and Liabilities—September 30, 2018 (continued)

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
International Class/Tax-Managed International Class/Emerging Markets Class Shares
Net Assets	$1,172,933,329	$3,112,837,540	$1,174,311,884
Shares of capital stock outstanding	66,007,432	175,140,961	41,370,098

Net asset value, offering and redemption price per share	$17.77	$17.77	$28.39

Class A Shares
Net Assets	$23,252,731	$2,629,148
Shares of capital stock outstanding	1,330,223	150,050

Net asset value and redemption price per share	$17.48	$17.52
Sales charge—4.25% of public offering price	0.78	0.78

Maximum offering price	$18.26	$18.30

Class B Shares
Net Assets	$2,834.44	$4,259.25
Shares of capital stock outstanding	158.74	240.42

Net asset value and offering price per share	$17.86	$17.72

Class C Shares
Net Assets	$718,073	$180,540
Shares of capital stock outstanding	40,873	10,247

Net asset value and offering price per share	$17.57	$17.62

Class Z Shares
Net Assets	$344,653,722	$449,429,984	$177,907,275
Shares of capital stock outstanding	19,670,255	25,622,866	6,258,398

Net asset value and offering price per share	$17.52	$17.54	$28.43

See Notes to Financial Statements.

24	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO
ASSETS
Investments in securities at value
Unaffiliated issuers	$186,024,991	$1,284,127,570	$6,929,774,506
Affiliated issuers	1,753,677	0	0
Cash	540	2,153,280	7,688,992
Cash collateral due from broker	0	25,556	0
Receivables:
Interest	2,083,607	18,214,559	84,918,456
Affiliated dividends	4,891	0	0
Investment securities sold	0	0	940,000
Capital shares sold	2,316,652	4,682,023	7,078,988
Unrealized appreciation of inflation swaps	19,107	87,539	464,090

Total assets	192,203,465	1,309,290,527	7,030,865,032

LIABILITIES
Payables:
Dividends to shareholders	63,240	796,205	4,398,303
Investment securities purchased	3,794,230	5,372,338	21,292,174
Capital shares redeemed	93,828	1,168,229	5,247,767
Management fee	41,335	398,128	1,760,008
Shareholder servicing fee	13,873	87,832	406,646
Distribution fee	0	23,806	84,885
Transfer Agent fee	3,207	8,216	85,121
Accrued expenses	45,991	144,008	650,593
Market value on credit default swaps (a)	0	391,079	1,635,370

Total liabilities	4,055,704	8,389,841	35,560,867

NET ASSETS	$188,147,761	$1,300,900,686	$6,995,304,165

Cost of investments
Unaffiliated issuers	$186,986,551	$1,273,145,982	$6,911,790,743
Affiliated issuers	1,753,677	0	0

NET ASSETS CONSIST OF:
Capital stock, at par	$15,048	$93,010	$497,946
Additional paid-in capital	190,471,381	1,310,505,730	7,025,443,895
Accumulated loss	(2,338,668)	(9,698,054)	(30,637,676)

	$188,147,761	$1,300,900,686	$6,995,304,165

(a) Net premiums received of $0, $335,890, and $1,404,588, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2018 Annual Report	25

Statement of Assets and Liabilities—September 30, 2018 (continued)

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO
CALCULATION OF MAXIMUM OFFERING PRICE
Short Duration Diversified Municipal Class/Municipal Class Shares
Net Assets	$188,147,761	$1,189,754,001	$5,479,313,712
Shares of capital stock outstanding	15,048,389	85,063,697	390,022,894

Net asset value, offering and redemption price per share	$12.50	$13.99	$14.05

Class A Shares
Net Assets		$77,468,927	$225,476,922
Shares of capital stock outstanding		5,538,644	16,038,400

Net asset value and offering price per share		$13.99	$14.06
Sales charge—3.00% of public offering price		0.43	0.43

Maximum offering price		$14.42	$14.49

Class B Shares
Net Assets			$8,672
Shares of capital stock outstanding			617.09

Net asset value and offering price per share			$14.05

Class C Shares
Net Assets		$11,885,420	$56,339,226
Shares of capital stock outstanding		849,915	4,008,952

Net asset value and offering price per share		$13.98	$14.05

Advisor Class Shares
Net Assets		$21,792,338	$761,637,962
Shares of capital stock outstanding		1,558,054	54,258,745

Net asset value and offering price per share		$13.99	$14.04

Class Z Shares (a)
Net Assets			$472,527,671
Shares of capital stock outstanding			33,615,980

Net asset value and offering price per share			$14.06

(a) Commenced distribution on July 2, 2018.

See Notes to Financial Statements.

26	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO
ASSETS
Investments in securities, at value	$1,795,057,142	$214,545,061	$3,291,009,324
Foreign currencies, at value (a)	0	0	149,570
Cash	6,849,752	2,582,704	49,372,914
Cash collateral due from broker	0	109,383	14,137,734
Receivables:
Interest	22,558,864	1,030,424	16,516,356
Foreign withholding tax reclaims	0	0	14,091
Investment securities sold	0	10,584,082	31,575,414
Capital shares sold	1,574,045	60,743	1,206,806
Variation margin on futures	0	14,337	0
Unrealized appreciation of forward currency exchange contracts	0	119,457	4,786,159
Market value on credit default swaps (b)	0	65,230	1,601,099
Market value on variance swaps	0	0	46,793
Unrealized appreciation of inflation swaps	138,722	0	0

Total assets	1,826,178,525	229,111,421	3,410,416,260

LIABILITIES
Payables:
Dividends to shareholders	1,111,887	117,428	2,338,273
Investment securities purchased	0	10,332,265	94,408,087
Capital shares redeemed	691,440	1,076,765	2,490,941
Management fee	543,980	53,308	1,068,289
Shareholder servicing fee	120,875	13,513	243,956
Variation margin on futures	0	0	1,105
Distribution fee	48,001	6,769	0
Transfer Agent fee	12,422	7,822	21,704
Variation margin on centrally cleared swaps	0	0	29,776
Accrued expenses	173,047	93,367	442,557
Market value on credit default swaps (c)	546,101	677,500	15,788,637
Unrealized depreciation of forward currency exchange contracts	0	0	1,807,877
Market value on variance swaps	0	0	129,909

Total liabilities	3,247,753	12,378,737	118,771,111

NET ASSETS	$1,822,930,772	$216,732,684	$3,291,645,149

Cost of investments	$1,786,184,225	$216,103,706	$3,319,033,945

NET ASSETS CONSIST OF:
Capital stock, at par	$133,217	$18,794	$257,926
Additional paid-in capital	1,833,634,729	232,814,799	3,370,538,645
Accumulated loss	(10,837,174)	(16,100,909)	(79,151,422)

	$1,822,930,772	$216,732,684	$3,291,645,149

(a) Cost: $0, $0 and $63,071, respectively. (Note 1)

(b) Net premium paid of $0, $118,121, and $2,836,823 respectively.

(c) Net premium received of $469,033, $538,024 and $13,935,950, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2018 Annual Report	27

Statement of Assets and Liabilities—September 30, 2018 (continued)

	NEW YORK MUNICIPAL PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO
CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class/Short Duration Plus Class/Intermediate Duration Class Shares
Net Assets	$1,631,011,144	$188,522,409	$3,291,645,149
Shares of capital stock outstanding	119,187,247	16,349,264	257,925,535

Net asset value, offering and redemption price per share	$13.68	$11.53	$12.76

Class A Shares
Net Assets	$121,201,181	$25,222,477
Shares of capital stock outstanding	8,859,439	2,185,580

Net asset value and redemption price per share	$13.68	$11.54
Sales charge—3.00% for New York Municipal Portfolio, 4.25% for Short Duration Plus Portfolio of public offering price	0.42	0.51

Maximum offering price	$14.10	$12.05

Class B Shares
Net Assets		$11,703
Shares of capital stock outstanding		1,016

Net asset value and offering price per share		$11.52

Class C Shares
Net Assets	$33,715,983	$2,976,095
Shares of capital stock outstanding	2,464,276	258,452

Net asset value and offering price per share	$13.68	$11.52

Advisor Class Shares
Net Assets	$37,002,464
Shares of capital stock outstanding	2,705,737

Net asset value and offering price per share	$13.68

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund, Inc.

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2018 Annual Report	29

Statement of Operations—for the year ended September 30, 2018

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO
INVESTMENT INCOME
Income:
Interest	$30,995	$88,633	$0
Dividends
Unaffiliated issuers (a)	37,414,899	86,534,607	32,954,020
Affiliated issuers	323,718	673,855	125,318
Other income	1,595	3,651	1,488

Total income	37,771,207	87,300,746	33,080,826

Expenses:
Management fee (see Note 2A)	12,696,980	28,076,008	15,003,194
Shareholder servicing fee (see Note 2B)	3,137,528	8,169,329	3,290,344
Custodian fee	391,684	597,681	647,145
Transfer Agent fee—Non-Retail Class	123,914	175,538	289,110
Transfer Agent fee—Class A	27,541	4,884	0
Transfer Agent fee—Class B	17	19	0
Transfer Agent fee—Class C	976	383	0
Transfer Agent fee—Advisor Class	0	0	0
Transfer Agent fee—Class Z	66,548	88,877	37,908
Distribution fees—Class A	59,744	5,899	0
Distribution fees—Class B	49	50	0
Distribution fees—Class C	7,942	1,797	0
Auditing and tax fees	127,236	167,866	71,358
Directors’ fees and expenses	53,046	121,705	49,664
Registration fees	92,926	85,363	42,022
Printing fees	55,064	45,435	60,885
Legal fees	44,704	109,451	42,880
Miscellaneous	52,253	109,903	69,024

Total expenses	16,938,152	37,760,188	19,603,534
Less: expenses waived and reimbursed by the Adviser (see Note 2A, 2B and 2E)	(297,278)	(538,510)	(106,666)

Net expenses	16,640,874	37,221,678	19,496,868

Net investment income	21,130,333	50,079,068	13,583,958

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (b)	75,695,854	131,189,625	98,409,147
Forward currency exchange contracts	(15,179,298)	(19,066,624)	316,853
Futures	96,136	989,484	(1,087,738)
Swaps	0	0	0
Foreign currency transactions	71,043	(1,040,343)	(628,683)

Net realized gain (loss) on investment and foreign currency transactions	60,683,735	112,072,142	97,009,579

Net change in unrealized appreciation/depreciation of:
Investments (c)	(92,015,991)	(175,653,679)	(235,954,823)
Forward currency exchange contracts	2,228,981	(8,117,919)	5,442,821
Futures	438,096	955,322	229,337
Swaps	0	0	0
Foreign currency denominated assets and liabilities	(110,205)	(199,534)	6,228

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(89,459,119)	(183,015,810)	(230,276,437)

Net realized and unrealized loss on investment and foreign currency transactions	(28,775,384)	(70,943,668)	(133,266,858)

Contributions from affiliates (see Note 2A)	0	0	31,039

Net increase (decrease) in net assets resulting from operations	$(7,645,051)	$(20,864,600)	$(119,651,861)

(a) Net of foreign withholding taxes of $4,222,079, $9,791,634 and $3,869,931 for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

(b) Net of foreign capital gains taxes of $120,810, $271,056 and $(1,208,610) for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

(c) Net of decrease in accrued foreign capital gains taxes of $535,233, $1,147,805 and $3,555,719 for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

$2,948,471	$35,420,290	$188,730,915

0	0	0
40,839	0	0
210	0	6,896

2,989,520	35,420,290	188,737,811

651,506	5,355,169	23,947,017
199,804	1,177,686	5,511,547
85,433	196,572	314,375
20,896	27,184	124,610
0	28,276	327,688
0	0	48
0	4,677	74,856
0	5,717	1,316,894
0	0	12,759
0	214,386	716,180
0	0	244
0	140,216	646,992
7,654	46,267	205,573
6,562	41,875	229,701
30,725	27,242	186,548
3,388	34,144	246,011
11,794	42,467	172,888
27,805	49,989	138,345

1,045,567	7,391,867	34,172,276
(3,740)	0	0

1,041,827	7,391,867	34,172,276

1,947,693	28,028,423	154,565,535

(1,120,903)	(1,490,980)	(3,214,236)
0	0	0
0	0	0
0	480,714	2,347,866
0	0	0

(1,120,903)	(1,010,266)	(866,370)

(525,112)	(29,611,231)	(188,915,092)
0	0	0
0	0	0
19,107	32,350	233,308
0	0	0

(506,005)	(29,578,881)	(188,681,784)

(1,626,908)	(30,589,147)	(189,548,154)

0	0	0

$320,785	$(2,560,724)	$(34,982,619)

See Notes to Financial Statements.

2018 Annual Report	31

Statement of Operations—for the year ended September 30, 2018 (continued)

	NEW YORK MUNICIPAL PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$50,414,947	$4,467,295	$97,130,536
Dividends	0	0	120,052
Other income	1,759	253	802

Total income	50,416,706	4,467,548	97,251,390

Expenses:
Management fee (see Note 2A)	7,335,083	887,790	14,796,930
Shareholder servicing fee (see Note 2B)	1,621,380	207,677	3,339,472
Custodian fee	212,349	112,252	301,595
Transfer Agent fee—Non-Retail Class	39,832	21,853	195,454
Transfer Agent fee—Class A	50,334	35,650	0
Transfer Agent fee—Class B	13	89	0
Transfer Agent fee—Class C	15,093	6,109	0
Transfer Agent fee—Advisor Class	12,596	0	0
Distribution fees—Class A	326,050	57,925	0
Distribution fees—Class B	28	252	0
Distribution fees—Class C	381,763	37,781	0
Directors’ fees and expenses	58,981	7,777	108,114
Auditing and tax fees	60,590	18,146	95,490
Registration fees	61,788	77,543	34,202
Legal fees	53,142	7,015	106,236
Printing fees	39,240	35,365	44,875
Miscellaneous	69,776	24,136	107,459

Total expenses	10,338,038	1,537,360	19,129,827
Less: expenses waived and reimbursed by the Adviser (see Note 2D)	0	(20,918)	0

Net expenses	10,338,038	1,516,442	19,129,827

Net investment income	40,078,668	2,951,106	78,121,563

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(1,137,304)	(1,362,952)	(27,589,062)
Forward currency exchange contracts	0	446	(162,359)
Futures	0	(1,222,781)	(24,830,902)
Swaps	741,110	142,514	12,152,635
Swaptions written	0	0	365,964
Foreign currency transactions	0	338,415	7,193,676

Net realized loss on investment transactions	(396,194)	(2,104,358)	(32,870,048)

Net change in unrealized appreciation/depreciation of:
Investments	(50,695,134)	(961,606)	(76,877,539)
Forward currency exchange contracts	0	(88,268)	1,064,592
Futures	0	109,531	(4,057,049)
Swaps	61,654	139,666	(3,568,574)
Foreign currency denominated assets and liabilities	0	658	8,126

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(50,633,480)	(800,019)	(83,430,444)

Net realized and unrealized loss on investment transactions	(51,029,674)	(2,904,377)	(116,300,492)

Contributions from affiliates (see Note 2A)	603	0	0

Net increase (decrease) in net assets resulting from operations	$(10,950,403)	$46,729	$(38,178,929)

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

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2018 Annual Report	33

Statement of Changes in Net Assets

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$21,130,333	$20,576,512	$50,079,068	$50,458,101
Net realized gain (loss) on investment and foreign currency transactions	60,683,735	104,279,908	112,072,142	305,647,550
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(89,459,119)	123,186,326	(183,015,810)	218,766,215
Contributions from affiliates (see Note 2A)	0	0	0	0

Net increase (decrease) in net assets resulting from operations	(7,645,051)	248,042,746	(20,864,600)	574,871,866

Distributions to shareholders (a)*	(18,965,051)	(25,878,355)	(50,598,745)	(61,728,815)

Capital-share transactions:
Net proceeds from sales of shares	151,280,982	287,597,234	283,803,721	332,781,289
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	17,145,634	23,149,102	41,956,974	50,654,235

Total proceeds from shares sold	168,426,616	310,746,336	325,760,695	383,435,524
Cost of shares redeemed	(257,377,009)	(397,362,403)	(386,197,982)	(787,378,472)

Net increase (decrease) in net assets from capital-share transactions	(88,950,393)	(86,616,067)	(60,437,287)	(403,942,948)

Net increase (decrease) in net assets	(115,560,495)	135,548,324	(131,900,632)	109,200,103

NET ASSETS:
Beginning of period	1,657,121,184	1,521,572,860	3,696,982,103	3,587,782,000

End of period	$1,541,560,689	$1,657,121,184	$3,565,081,471	$3,696,982,103

(a) See page 38 for share class information on dividend distributions for the International, Tax-Managed International, Emerging Markets and California Municipal Portfolios.

* The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note 7, Recent Accounting Pronouncements, in the Notes to Financial Statements for more information.

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO

YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

$13,583,958	$9,765,289	$1,947,693	$873,199	$28,028,423	$25,527,975
97,009,579	123,757,236	(1,120,903)	(130,739)	(1,010,266)	(2,827,036)
(230,276,437)	120,141,379	(506,005)	160,390	(29,578,881)	(20,083,145)
31,039	52,505	0	0	0	0

(119,651,861)	253,716,409	320,785	902,850	(2,560,724)	2,617,794

(11,971,261)	(7,757,991)	(1,947,147)	(987,324)	(28,145,366)	(25,501,691)

176,902,096	234,666,601	114,448,996	148,607,589	291,440,533	271,327,369
10,565,975	5,946,621	1,629,952	811,755	22,665,506	19,959,923

187,468,071	240,613,222	116,078,948	149,419,344	314,106,039	291,287,292
(189,695,193)	(338,833,172)	(129,610,409)	(94,518,424)	(246,311,613)	(241,903,758)

(2,227,122)	(98,219,950)	(13,531,461)	54,900,920	67,794,426	49,383,534

(133,850,244)	147,738,468	(15,157,823)	54,816,446	37,088,336	26,499,637

1,486,069,403	1,338,330,935	203,305,584	148,489,138	1,263,812,350	1,237,312,713

$1,352,219,159	$1,486,069,403	$188,147,761	$203,305,584	$1,300,900,686	$1,263,812,350

See Notes to Financial Statements.

2018 Annual Report	35

Statement of Changes in Net Assets (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$154,565,535	$136,544,593	$40,078,668	$36,944,369
Net realized gain (loss) on investment transactions	(866,370)	(12,149,103)	(396,194)	(4,421,371)
Net change in unrealized appreciation/depreciation of investments	(188,681,784)	(102,321,848)	(50,633,480)	(28,267,490)
Contributions from affiliates (see Note 2A)	0	1,199	603	0

Net increase (decrease) in net assets resulting from operations	(34,982,619)	22,074,841	(10,950,403)	4,255,508

Distributions to shareholders (a)*	(155,153,345)	(136,418,201)	(40,285,491)	(36,807,537)

Capital-share transactions:
Net proceeds from sales of shares	2,036,799,786	1,504,757,972	327,122,322	339,506,060
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	127,812,572	111,236,436	32,159,532	28,990,168

Total proceeds from shares sold	2,164,612,358	1,615,994,408	359,281,854	368,496,228
Cost of shares redeemed	(1,936,058,517)	(1,508,626,543)	(291,068,256)	(332,118,956)

Net increase (decrease) in net assets from capital-share transactions	228,553,841	107,367,865	68,213,598	36,377,272

Net increase (decrease) in net assets	38,417,877	(6,975,495)	16,977,704	3,825,243

NET ASSETS:
Beginning of period	6,956,886,288	6,963,861,783	1,805,953,068	1,802,127,825

End of period	$6,995,304,165	$6,956,886,288	$1,822,930,772	$1,805,953,068

(a) See pages 38-39 for share class information on dividend distributions for the Diversified Municipal, New York Municipal and Short Duration Plus Portfolios.

* The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note 7, Recent Accounting Pronouncements, in the Notes to Financial Statements for more information.

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO

YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

$2,951,106	$2,088,292	$78,121,563	$76,226,995
(2,104,358)	(35,960)	(32,870,048)	411,876
(800,019)	(1,345,903)	(83,430,444)	(54,696,351)
0	5,699	0	3,839

46,729	712,128	(38,178,929)	21,946,359

(3,257,158)	(2,688,998)	(82,290,539)	(122,374,267)

92,383,791	126,069,861	501,187,296	451,312,186
2,668,036	2,191,820	64,572,044	104,881,339

95,051,827	128,261,681	565,759,340	556,193,525
(132,148,443)	(219,273,001)	(516,998,084)	(536,357,116)

(37,096,616)	(91,011,320)	48,761,256	19,836,409

(40,307,045)	(92,988,190)	(71,708,212)	(80,591,499)

257,039,729	350,027,919	3,363,353,361	3,443,944,860

$216,732,684	$257,039,729	$3,291,645,149	$3,363,353,361

See Notes to Financial Statements.

2018 Annual Report	37

Statement of Changes in Net Assets (continued)

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Distributions to shareholders:*
International Class and Tax-Managed International Class, respectively	$(14,325,300)	$(22,632,899)	$(44,003,206)		$(54,948,127)
Class A	(281,507)	(63,772)	(24,488)		(26,996)
Class B	0	(134)	(17)		(46)
Class C	0	(13,155)	0		(3,206)
Class Z	(4,358,244)	(3,168,395)	(6,571,034)		(6,750,440)

	$(18,965,051)	$(25,878,355)	$(50,598,745)		$(61,728,815)

	EMERGING MARKETS PORTFOLIO

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Distributions to shareholders:*
Emerging Markets Class	$(10,055,242)	$(6,719,437)
Class Z	(1,916,019)	(1,038,554)

	$(11,971,261)	$(7,757,991)

	CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Distributions to shareholders:*
Municipal Class	$(25,877,643)	$(23,441,848)	$(121,945,462)		$(106,556,662)
Class A	(1,705,954)	(1,625,269)	(5,519,314)		(6,628,548)
Class B	0	0	(270)		(581)
Class C	(173,834)	(236,025)	(764,082)		(900,980)
Advisor Class	(387,935)	(198,549)	(25,331,563)		(22,331,430)
Class Z	0	0	(1,592,654	) (a)	0

	$(28,145,366)	$(25,501,691)	$(155,153,345)		$(136,418,201)

(a) Commenced distribution on July 2, 2018.

* The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note 7, Recent Accounting Pronouncements, in the Notes to Financial Statements for more information.

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Distributions to shareholders:*
Municipal Class	$(36,378,164)	$(32,912,729)
Class A	(2,663,477)	(2,976,844)
Class B	(24)	(24)
Class C	(492,791)	(573,310)
Advisor Class	(751,035)	(344,630)

	$(40,285,491)	$(36,807,537)

	SHORT DURATION PLUS PORTFOLIO

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Distributions to shareholders:*
Short Duration Plus Class	$(2,980,762)	$(2,543,722)
Class A	(245,961)	(120,469)
Class B	(132)	(120)
Class C	(30,303)	(24,687)

	$(3,257,158)	$(2,688,998)

* The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note 7, Recent Accounting Pronouncements, in the Notes to Financial Statements for more information.

See Notes to Financial Statements.

2018 Annual Report	39

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14
Net asset value, beginning of period	$18.11	$15.72	$14.68		$15.86		$15.94

Income from investment operations:
Investment income, net†‡	0.23	0.21	0.25	^	0.19		0.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.37)	2.45	1.01		(1.04)		(0.15)
Contributions from affiliates	0	0	0		0		0.00 (a)

Total from investment operations	(0.14)	2.66	1.26		(0.85)		0.20

Less dividends:
Dividends from net investment income	(0.20)	(0.27)	(0.22)		(0.33)		(0.28)

Net asset value, end of period	$17.77	$18.11	$15.72		$14.68		$15.86

Total return (b)	(0.78)%	17.27%	8.63%	^	(5.46)%		1.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,172,933	$1,321,390	$1,355,337		$1,454,581		$1,529,195
Average net assets (000 omitted)	$1,255,011	$1,326,123	$1,418,373		$1,569,703		$1,631,212
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.08%	1.16%	1.16%		1.16%	+	1.15%
Expenses, before waivers/reimbursements	1.10%	1.21%	1.20%		1.21%	+	1.20%
Net investment income‡	1.25%	1.32%	1.66%	^	1.21%	+	2.15%
Portfolio turnover rate	45%	82%	77%		80%		67%

See Footnote Summary on page 49.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO TAX-MANAGED INTERNATIONAL CLASS

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14
Net asset value, beginning of period	$18.15	$15.79	$14.75		$15.93		$16.06

Income from investment operations:
Investment income, net†‡	0.24	0.22	0.25	^	0.20		0.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.37)	2.41	1.02		(1.03)		(0.18)
Contributions from affiliates	0	0	0		0		0.00 (a)

Total from investment operations	(0.13)	2.63	1.27		(0.83)		0.19

Less dividends:
Dividends from net investment income	(0.25)	(0.27)	(0.23)		(0.35)		(0.32)

Net asset value, end of period	$17.77	$18.15	$15.79		$14.75		$15.93

Total return (b)	(0.77)%	17.02%	8.65%	^	(5.32)%		1.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,112,837	$3,285,902	$3,247,504		$3,565,820		$3,753,170
Average net assets (000 omitted)	$3,267,732	$3,225,527	$3,404,447		$3,748,062		$3,901,952
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.03%	1.11%	1.11%		1.11%	+	1.11%
Expenses, before waivers/reimbursements	1.04%	1.16%	1.16%		1.16%	+	1.16%
Net investment income‡	1.31%	1.38%	1.68%	^	1.29%	+	2.25%
Portfolio turnover rate	46%	78%	69%		76%		64%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2018 Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	EMERGING MARKETS PORTFOLIO EMERGING MARKETS CLASS

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Net asset value, beginning of period	$31.25		$26.21		$22.77		$28.47	$26.95

Income from investment operations:
Investment income, net†‡	0.28		0.19		0.15	^	0.23	0.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.90)		5.00		3.86		(4.98)	1.35
Contributions from affiliates	0.00	(a)	0.00	(a)	0		0	0

Total from investment operations	(2.62)		5.19		4.01		(4.75)	1.75

Less dividends and distributions:
Dividends from net investment income	(0.17)		(0.15)		(0.16)		(0.36)	(0.30)
Distributions from net realized gain on investment transactions	(0.07)		0		(0.41)		(0.61)	0

Total distributions	(0.24)		(0.15)		(0.57)		(0.97)	(0.30)

Portfolio transaction fee	0		0		0		0.02	0.07

Net asset value, end of period	$28.39		$31.25		$26.21		$22.77	$28.47

Total return (b)	(8.46)%	††^^	19.96%	^^	18.04%	^	(17.20)% (c)	6.79% (c)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,174,312		$1,308,216		$1,215,605		$1,110,925	$1,298,583
Average net assets (000 omitted)	$1,316,137		$1,233,869		$1,137,202		$1,279,187	$1,272,134
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.33%		1.46%		1.48%		1.44% +	1.44%
Expenses, before waivers/reimbursements	1.33%		1.48%		1.52%		1.49% +	1.49%
Net investment income‡	0.86%		0.69%		0.63%	^	0.84% +	1.41%
Portfolio turnover rate	65%		63%		71%		54%	53%

See Footnote Summary on page 49.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO SHORT DURATION DIVERSIFIED MUNICIPAL CLASS

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14
Net asset value, beginning of period	$12.60	$12.60	$12.60		$12.62		$12.61

Income from investment operations
Investment income, net†	0.12 ‡	0.06	0.06	^‡	0.03		0.04
Net realized and unrealized gain (loss) on investment transactions	(0.10)	0.01	0.01		(0.01)		0.03

Total from investment operations	0.02	0.07	0.07		0.02		0.07

Less dividends and distributions:
Dividends from net investment income	(0.12)	(0.06)	(0.06)		(0.04)		(0.04)
Distributions from net realized gain on investment transactions	0	(0.01)	(0.01)		(0.00	) (a)	(0.02)

Total dividends and distributions	(0.12)	(0.07)	(0.07)		(0.04)		(0.06)

Net asset value, end of period	$12.50	$12.60	$12.60		$12.60		$12.62

Total return (b)	0.18%	0.58%	0.55%	^	0.14%		0.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$188,148	$203,306	$148,489		$189,677		$257,900
Average net assets (000 omitted)	$199,804	$169,137	$164,757		$218,232		$279,244
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.52%	0.61%	0.65%		0.63%	+	0.62%
Expenses, before waiver/reimbursements	0.52%	0.61%	0.65%		0.63%	+	0.62%
Net investment income	0.97% ‡	0.52%	0.48%	^‡	0.27%	+	0.29%
Portfolio turnover rate	58%	44%	42%		25%		32%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2018 Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14
Net asset value, beginning of period	$14.32	$14.59	$14.40		$14.49		$14.29

Income from investment operations:
Investment income, net†	0.31	0.30	0.31	^	0.32		0.33
Net realized and unrealized gain (loss) on investment transactions	(0.33)	(0.27)	0.18		(0.09)		0.20

Total from investment operations	(0.02)	0.03	0.49		0.23		0.53

Less dividends:
Dividends from net investment income	(0.31)	(0.30)	(0.30)		(0.32)		(0.33)

Net asset value, end of period	$13.99	$14.32	$14.59		$14.40		$14.49

Total return (b)	(0.13)%	0.23%	3.46%	^	1.61%		3.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,189,754	$1,150,520	$1,119,516		$1,036,742		$979,252
Average net assets (000 omitted)	$1,177,686	$1,118,392	$1,080,590		$1,007,317		$934,129
Ratio to average net assets of:
Expenses	0.55%	0.57%	0.63%		0.63%	+	0.63%
Net investment income	2.19%	2.10%	2.10%	^	2.22%	+	2.32%
Portfolio turnover rate	38%	17%	12%		16%		10%

See Footnote Summary on page 49.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Net asset value, beginning of period	$14.43	$14.67	$14.47		$14.53	$14.36

Income from investment operations:
Investment income, net†	0.31	0.29	0.29	^	0.30	0.33
Net realized and unrealized gain (loss) on investment transactions	(0.38)	(0.24)	0.20		(0.06)	0.18

Total from investment operations	(0.07)	0.05	0.49		0.24	0.51

Less dividends and distributions:
Dividends from net investment income	(0.31)	(0.29)	(0.29)		(0.30)	(0.34)
Distributions from net realized gain on investment transactions	0	0	0		0	(0.00	) (a)

Total dividends and distributions	(0.31)	(0.29)	(0.29)		(0.30)	(0.34)

Net asset value, end of period	$14.05	$14.43	$14.67		$14.47	$14.53

Total return (b)	(0.45)%	0.37%	3.40%	^	1.69%	3.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$5,479,314	$5,377,573	$5,276,927		$4,860,803	$4,618,712
Average net assets (000 omitted)	$5,511,547	$5,274,036	$5,048,509		$4,800,047	$4,395,640
Ratio to average net assets of:
Expenses	0.46%	0.49%	0.54%		0.55% +	0.56%
Net investment income	2.20%	2.02%	1.98%	^	2.09% +	2.32%
Portfolio turnover rate	23%	25%	11%		15%	19%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2018 Annual Report	45

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Net asset value, beginning of period	$14.07	$14.34	$14.10		$14.17	$14.05

Income from investment operations:
Investment income, net†	0.31	0.30	0.32	^	0.34	0.35
Net realized and unrealized gain (loss) on investment transactions	(0.39)	(0.27)	0.24		(0.07)	0.13
Contributions from affiliates	0.00 (a)	0	0		0	0

Total from investment operations	(0.08)	0.03	0.56		0.27	0.48

Less dividends:
Dividends from net investment income	(0.31)	(0.30)	(0.32)		(0.34)	(0.36)

Total dividends and distributions	(0.31)	(0.30)	(0.32)		(0.34)	(0.36)

Net asset value, end of period	$13.68	$14.07	$14.34		$14.10	$14.17

Total return (b)	(0.57)%	0.29%	3.90%	^	1.94%	3.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,631,011	$1,595,536	$1,560,549		$1,445,775	$1,433,174
Average net assets (000 omitted)	$1,621,380	$1,557,199	$1,504,287		$1,444,292	$1,371,449
Ratio to average net assets of:
Expenses	0.53%	0.56%	0.61%		0.61% +	0.61%
Net investment income	2.23%	2.12%	2.23%	^	2.42% +	2.52%
Portfolio turnover rate	23%	23%	17%		17%	11%

See Footnote Summary on page 49.

See Notes to Financial Statements.

46	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14
Net asset value, beginning of period	$11.68		$11.75		$11.74		$11.74		$11.74

Income from investment operations:
Investment income, net†	0.15	‡	0.09	‡	0.09	^‡	0.06		0.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.13)		(0.05)		0.02		0.02		0.03
Contributions from affiliates	0		0.00	(a)	0		0		0

Total from investment operations	0.02		0.04		0.11		0.08		0.09

Less dividends:
Dividends from net investment income	(0.17)		(0.11)		(0.10)		(0.08)		(0.09)

Net asset value, end of period	$11.53		$11.68		$11.75		$11.74		$11.74

Total return (b)	0.18%		0.37%	††	0.96%	^††	0.69%		0.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$188,523		$224,323		$313,720		$262,551		$313,410
Average net assets (000 omitted)	$207,677		$266,909		$281,499		$291,134		$347,138
Ratio to average net assets of:
Expenses	0.60%		0.66%		0.65%		0.64%	+	0.62%
Expenses, before waivers/reimbursements	0.60%		0.66%		0.65%		0.64%	+	0.62%
Net investment income	1.30%	‡	0.75%	‡	0.73%	^‡	0.50%	+	0.55%
Portfolio turnover rate**	85%		64%		76%		86%		67%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2018 Annual Report	47

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERMEDIATE DURATION PORTFOLIO INTERMEDIATE DURATION CLASS

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14
Net asset value, beginning of period	$13.23	$13.63	$13.41		$13.72		$13.47

Income from investment operations
Investment income, net†	0.30	0.30	0.36	^	0.34		0.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.45)	(0.21)	0.46		0.01		0.27
Contributions from affiliates	0	0.00 (a)	0		0.00	(a)	0

Total from investment operations	(0.15)	0.09	0.82		0.35		0.66

Less dividends and distributions:
Dividends from net investment income	(0.32)	(0.34)	(0.42)		(0.40)		(0.38)
Distributions from net realized gain on investment transactions	0	(0.15)	(0.18)		(0.26)		(0.03)

Total dividends and distributions	(0.32)	(0.49)	(0.60)		(0.66)		(0.41)

Net asset value, end of period	$12.76	$13.23	$13.63		$13.41		$13.72

Total return (b)	(1.14)%	0.71%	6.33%	^††	2.56%		4.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,291,645	$3,363,353	$3,443,945		$3,446,978		$3,848,564
Average net assets (000 omitted)	$3,339,472	$3,350,914	$3,395,239		$3,575,822		$3,885,193
Ratio to average net assets of:
Expenses	0.57%	0.59%	0.59%		0.59%	+	0.58%
Net investment income	2.34%	2.27%	2.67%	^	2.49%	+	2.86%
Portfolio turnover rate**	201%	230%	146%		249%		244%

See Footnote Summary on page 49.

See Notes to Financial Statements.

48	Sanford C. Bernstein Fund, Inc.

†	Based on average shares outstanding.
‡	Net of fees and expense waived by the Adviser.
^	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

PORTFOLIO	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO	TOTAL RETURN
International	$0.003	0.02%	0.02%
Tax-Managed International	0.002	0.01%	0.01%
Emerging Markets	0.007	0.03%	0.03%
Short Duration Diversified Municipal	0.005	0.04%	0.04%
California Municipal	0.001	0.01%	0.01%
Diversified Municipal	0.001	0.004%	0.004%
New York Municipal	0.001	0.01%	0.01%
Short Duration Plus	0.004	0.03%	0.03%
Intermediate Duration	0.001	0.01%	0.01%

+	The ratio includes expenses attributable to costs of proxy solicitation.
††	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Emerging Markets Portfolio for the year ended September 30, 2018 by 0.03%, and the Intermediate Duration Portfolio for the year ended September 30, 2016 by 0.03% and the Short Duration Plus Portfolio for the years ended September 30, 2017 and September 30, 2016 by 0.11% and 0.05%, respectively.
**	The Portfolio accounts for dollar roll transactions as purchases and sales.
^^	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.
(a)	Amount is less than $.005.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(c)	This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. The fee was eliminated effective February 2, 2015. Total return to a shareholder for the years ending September 30, 2015, September 30, 2014, without taking into account these transaction fees would have been (18.03)%, and 4.67%, respectively.

See Notes to Financial Statements.

2018 Annual Report	49

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 15 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
International	International Class*, Class A, Class B, Class C and Class Z
Tax-Managed International	Tax-Managed International Class*, Class A, Class B, Class C and Class Z
Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIOS
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*
California Municipal	Municipal Class*, Class A, Class C and Advisor Class
Diversified Municipal	Municipal Class*, Class A, Class B, Class C, Advisor Class and Class Z
New York Municipal	Municipal Class*, Class A, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS
Short Duration Plus	Short Duration Plus Class*, Class A, Class B and Class C
Intermediate Duration	Intermediate Duration Class*

*	Bernstein Class

OVERLAY PORTFOLIOS
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the International Equity Portfolios, Fixed Income Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class B, Class C, Advisor Class and Class Z Shares (collectively “Retail Classes”) of International, Tax-Managed International, Emerging Markets, California Municipal, Diversified Municipal, New York Municipal and Short Duration Plus Portfolios are presented in separate financial reports. Effective July 2, 2018, Diversified Municipal Portfolio commenced offering of Class Z shares. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

50	Sanford C. Bernstein Fund, Inc.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

2018 Annual Report	51

Notes to Financial Statements (continued)

•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

52	Sanford C. Bernstein Fund, Inc.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2018:

INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$36,251,180	$273,771,069		$0	$310,022,249
Consumer Discretionary	37,675,799	180,546,671		0	218,222,470
Industrials	14,899,437	164,225,031		0	179,124,468
Information Technology	11,550,727	154,864,991		0	166,415,718
Consumer Staples	11,246,634	141,085,797		0	152,332,431
Materials	11,828,111	114,801,562		0	126,629,673
Health Care	15,031,888	96,181,156		0	111,213,044
Energy	0	97,157,798		0	97,157,798
Communication Services	0	85,618,919		0	85,618,919
Utilities	8,270,300	9,926,483		0	18,196,783
Real Estate	0	17,482,679		0	17,482,679
Short-Term Investments	49,493,883	0		0	49,493,883
Total Investments in Securities	196,247,959	1,335,662,156	(a)	0	1,531,910,115
Other Financial Instruments (b):
Assets:
Futures	469,240	0		0	469,240	(c)
Forward Currency Exchange Contracts	0	6,660,161		0	6,660,161
Liabilities:
Forward Currency Exchange Contracts	0	(3,631,795)		0	(3,631,795)
Total (d)(e)	$196,717,199	$1,338,690,522		$0	$1,535,407,721

TAX MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$83,794,629	$631,236,723		$0	$715,031,352
Consumer Discretionary	87,871,605	414,772,350		0	502,643,955
Industrials	34,405,642	378,454,946		0	412,860,588
Information Technology	26,553,790	357,218,402		0	383,772,192
Consumer Staples	26,010,301	326,262,158		0	352,272,459
Materials	27,570,725	263,351,819		0	290,922,544
Health Care	34,291,880	222,691,859		0	256,983,739
Energy	0	224,722,661		0	224,722,661
Communication Services	0	197,666,913		0	197,666,913
Utilities	19,211,390	22,943,073		0	42,154,463
Real Estate	0	40,147,250		0	40,147,250
Short-Term Investments	123,105,121	0		0	123,105,121
Total Investments in Securities	462,815,083	3,079,468,154	(a)	0	3,542,283,237

2018 Annual Report	53

Notes to Financial Statements (continued)

TAX MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Other Financial Instruments (b):
Assets:
Futures	$999,653	$0	$0		$999,653	(c)
Forward Currency Exchange Contracts	0	18,200,813	0		18,200,813
Liabilities:
Forward Currency Exchange Contracts	0	(17,671,889)	0		(17,671,889)
Total (d)(f)	$463,814,736	$3,079,997,078	$0		$3,543,811,814

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Common Stocks:
Financials	$82,534,419	$279,748,822	$0		$362,283,241
Information Technology	6,123,465	263,275,543	0		269,399,008
Consumer Discretionary	101,054,105	36,452,143	0		137,506,248
Materials	27,333,312	98,309,642	0	(g)	125,642,954
Communication Services	44,342,140	65,410,385	0		109,752,525
Industrials	34,053,907	42,676,081	0		76,729,988
Energy	50,769,631	25,364,734	0		76,134,365
Consumer Staples	1,749,156	66,384,665	0		68,133,821
Health Care	14,698,294	33,873,865	0		48,572,159
Real Estate	5,454,591	6,403,674	0		11,858,265
Utilities	7,609,610	0	0		7,609,610
Equity Linked Notes	0	21,185,755	0		21,185,755
Short-Term Investments	21,511,786	0	0		21,511,786
Total Investments in Securities	397,234,416	939,085,309 (a)	0		1,336,319,725
Other Financial Instruments (b):
Assets:
Futures	229,337	0	0		229,337	(c)
Forward Currency Exchange Contracts	0	9,414,910	0		9,414,910
Liabilities:
Forward Currency Exchange Contracts	0	(3,929,787)	0		(3,929,787)
Total (h)(i)(j)	$397,463,753	$944,570,432	$0		$1,342,034,185

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$138,007,449	$3,146,677		$141,154,126
Short-Term Municipal Notes	0	33,113,391	0		33,113,391
Governments—Treasuries	0	11,757,474	0		11,757,474
Investment Companies	1,753,677	0	0		1,753,677
Total Investments in Securities	1,753,677	182,878,314	3,146,677		187,778,668

54	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Other Financial Instruments (b):
Assets:
Inflation (CPI) Swaps	$0	$19,107	$0		$19,107
Liabilities:	0	0	0		0
Total (k)	$1,753,677	$182,897,421	$3,146,677		$187,797,775

CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,195,746,291	$31,915,661	(g)	$1,227,661,952
Short-Term Municipal Notes	0	7,977,974	0		7,977,974
Governments—Treasuries	0	48,487,644	0		48,487,644
Total Investments in Securities	0	1,252,211,909	31,915,661		1,284,127,570
Other Financial Instruments (b):
Assets:
Inflation (CPI) Swaps	0	87,539	0		87,539
Liabilities:
Credit Default Swaps	0	(391,079)	0		(391,079)
Total (l)	$0	$1,251,908,369	$31,915,661		$1,283,824,030

DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$6,552,952,102	$148,218,121		$6,701,170,223
Short-Term Municipal Notes	0	167,422,709	0		167,422,709
Governments—Treasuries	0	61,181,574	0		61,181,574
Total Investments in Securities	0	6,781,556,385	148,218,121		6,929,774,506
Other Financial Instruments (b):
Assets:
Inflation (CPI) Swaps	0	464,090	0		464,090
Liabilities:
Credit Default Swaps	0	(1,635,370)	0		(1,635,370)
Total (l)	$0	$6,780,385,105	$148,218,121		$6,928,603,226

NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,741,830,192	$13,665,288		$1,755,495,480
Short-Term Municipal Notes	0	10,825,000	0		10,825,000
Governments—Treasuries	0	28,736,662	0		28,736,662
Total Investments in Securities	0	1,781,391,854	13,665,288		1,795,057,142

2018 Annual Report	55

Notes to Financial Statements (continued)

NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Other Financial Instruments (b):
Assets:
Inflation (CPI) Swaps	$0	$138,722	$0	$138,722
Liabilities:
Credit Default Swaps	0	(546,101)	0	(546,101)
Total (l)	$0	$1,780,984,475	$13,665,288	$1,794,649,763

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Governments—Treasuries	$0	$94,005,836	$0	$94,005,836
Corporates—Investment Grade	0	43,567,636	0	43,567,636
Asset-Backed Securities	0	17,336,063	2,366,871	19,702,934
Commercial Mortgage-Backed Securities	0	14,747,473	1,389,688	16,137,161
Collateralized Mortgage Obligations	0	12,448,014	0	12,448,014
Inflation-Linked Securities	0	10,560,746	0	10,560,746
Agencies	0	9,365,385	0	9,365,385
Mortgage Pass-Throughs	0	2,683,989	0	2,683,989
Short-Term Investments	0	6,073,360	0	6,073,360
Total Investments in Securities	0	210,788,502	3,756,559	214,545,061
Other Financial Instruments (b):
Assets:
Futures	30,404	0	0	30,404	(c)
Forward Currency Exchange Contracts	0	119,457	0	119,457
Credit Default Swaps	0	65,230	0	65,230
Liabilities:
Futures	(117,451)	0	0	(117,451	)(c)
Credit Default Swaps	0	(677,500)	0	(677,500)
Total (k)	$(87,047)	$210,295,689	$3,756,559	$213,965,201

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporates—Investment Grade	$0	$710,738,163	$0	$710,738,163
Mortgage Pass-Throughs	0	562,168,933	0	562,168,933
Governments—Treasuries	0	545,780,738	0	545,780,738
Commercial Mortgage-Backed Securities	0	262,829,627	41,296,165	304,125,792
Asset-Backed Securities	0	185,217,527	57,229,149	242,446,676
Collateralized Mortgage Obligations	0	168,598,864	1,502,523	170,101,387
Inflation-Linked Securities	0	150,412,844	0	150,412,844
Corporates—Non-Investment Grade	0	107,038,486	0	107,038,486
Agencies	0	77,250,319	0	77,250,319
Emerging Markets—Corporate Bonds	0	15,273,618	0	15,273,618
Local Governments—US Municipal Bonds	0	12,406,398	0	12,406,398

56	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Quasi-Sovereigns	$0	$8,241,844	$0	$8,241,844
Governments—Sovereign Bonds	0	5,061,460	0	5,061,460
Common Stocks	0	0	2,821,285	2,821,285
Emerging Markets—Sovereigns	0	2,040,885	0	2,040,885
Emerging Markets—Treasuries	0	1,657,544	0	1,657,544
Short-Term Investments:
Agency Discount Notes	0	243,312,125	0	243,312,125
Governments—Treasuries	0	96,821,686	0	96,821,686
U.S. Treasury Bills	0	33,309,141	0	33,309,141
Total Investments in Securities	0	3,188,160,202	102,849,122	3,291,009,324
Other Financial Instruments (b):
Assets:
Futures	449,161	0	0	449,161	(c)
Forward Currency Exchange Contracts	0	4,786,159	0	4,786,159
Centrally Cleared Interest Rate Swaps	0	1,280,205	0	1,280,205	(c)
Credit Default Swaps	0	1,601,099	0	1,601,099
Variance Swaps	0	46,793	0	46,793
Liabilities:
Futures	(9,194,027)	0	0	(9,194,027	)(c)
Forward Currency Exchange Contracts	0	(1,807,877)	0	(1,807,877)
Centrally Cleared Credit Default Swaps	0	(982,158)	0	(982,158	)(c)
Centrally Cleared Interest Rate Swaps	0	(2,147,690)	0	(2,147,690	)(c)
Credit Default Swaps	0	(15,788,637)	0	(15,788,637)
Variance Swaps	0	(129,909)	0	(129,909)
Total (l)	$(8,744,866)	$3,175,018,187	$102,849,122	$3,269,122,443

(a)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(d)	There were de minimis transfers under 1% of net assets from Level 1 to Level 2 during the reporting period.

(e)	An amount of $30,858,294 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

(f)	An amount of $77,371,898 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

(g)	The Portfolio held securities with zero market value at period end.

(h)	An amount of $3,375,804 was transferred from Level 1 to Level 2 due to decrease in trading volume during the reporting period.

(i)	An amount of $11,138,840 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(j)	An amount of $34,142,633 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

(k)	There were no transfers between any levels during the reporting period.

(l)	There were no transfers between Level 1 and Level 2 during the reporting period.

2018 Annual Report	57

Notes to Financial Statements (continued)

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

EMERGING MARKETS PORTFOLIO	COMMON STOCKS(a)	TOTAL
Balance as of 9/30/17	$0	$0
Accrued discounts/(premiums)	0	0
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	0	0
Purchases	0	0
Sales	0	0
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/18	$0	$0

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18 (b)	$0	$0

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/17	$1,001,985	$1,001,985
Accrued discounts/(premiums)	(16,142)	(16,142)
Realized gain (loss)	(724,867)	(724,867)
Change in unrealized appreciation/depreciation	545,467	545,467
Purchases	2,803,234	2,803,234
Sales	(463,000)	(463,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/18	$3,146,677	$3,146,677

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18 (b)	$(30,183)	$(30,183)

CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS(a)	TOTAL
Balance as of 9/30/17	$23,859,247	$23,859,247
Accrued discounts/(premiums)	(260,779)	(260,779)
Realized gain (loss)	(4,873)	(4,873)
Change in unrealized appreciation/depreciation	(353,939)	(353,939)
Purchases	6,923,369	6,923,369
Sales	(263,450)	(263,450)
Transfers in to Level 3	2,016,086	2,016,086 (c)
Transfers out of Level 3	0	0

Balance as of 9/30/18	$31,915,661	$31,915,661

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18 (b)	$(353,939)	$(353,939)

58	Sanford C. Bernstein Fund, Inc.

DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/17	$71,131,365	$71,131,365
Accrued discounts/(premiums)	(1,382,167)	(1,382,167)
Realized gain (loss)	(521,003)	(521,003)
Change in unrealized appreciation/depreciation	(2,992,497)	(2,992,497)
Purchases	32,365,553	32,365,553
Sales	(3,593,457)	(3,593,457)
Transfers in to Level 3	53,210,327	53,210,327 (c)
Transfers out of Level 3	0	0

Balance as of 9/30/18	$148,218,121	$148,218,121

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18 (b)	$(3,317,292)	$(3,317,292)

NEW YORK MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	SHORT-TERM MUNICIPAL NOTES	TOTAL
Balance as of 9/30/17	$27,083,617	$4,820,287	$31,903,904
Accrued discounts/(premiums)	(204,317)	(18,061)	(222,378)
Realized gain (loss)	(1,709,241)	0	(1,709,241)
Change in unrealized appreciation/depreciation	1,222,370	(2,226)	1,220,144
Purchases	5,180,827	0	5,180,827
Sales	(20,821,133)	(4,800,000)	(25,621,133)
Transfers in to Level 3	2,913,165	0	2,913,165 (c)
Transfers out of Level 3	0	0	0

Balance as of 9/30/18	$13,665,288	$0	$13,665,288

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18 (b)	$112,612	$0	$112,612

SHORT DURATION PLUS PORTFOLIO	ASSET-BACKED SECURITIES	COMMERCIAL MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of 9/30/17	$2,940,010	$1,450,211	$4,390,221
Accrued discounts/(premiums)	69	(1,345)	(1,276)
Realized gain (loss)	311	0	311
Change in unrealized appreciation/depreciation	(23,562)	(59,178)	(82,740)
Purchases/Payups	1,151,891	0	1,151,891
Sales/Paydowns	(1,701,848)	0	(1,701,848)
Transfers in to Level 3	0	0	0
Transfers out of Level 3	0	0	0

Balance as of 9/30/18	$2,366,871	$1,389,688	$3,756,559

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18 (b)	$(23,180)	$(59,178)	$(82,358)

2018 Annual Report	59

Notes to Financial Statements (continued)

INTERMEDIATE DURATION PORTFOLIO	COMMERCIAL MORTGAGE- BACKED SECURITIES	ASSET-BACKED SECURITIES		COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of 9/30/17	$41,870,514	$35,784,826		$6,068,447
Accrued discounts/(premiums)	29,841	179		0
Realized gain (loss)	(1,286,831)	(651)		0
Change in unrealized appreciation/depreciation	291,777	(466,244)		8,698
Purchases/Payups	10,570,000	41,451,390		0
Sales/Paydowns	(10,179,136)	(19,540,351)		0
Transfers in to Level 3	0	0		0
Transfers out of Level 3	0	0		(4,574,622)

Balance as of 9/30/18	$41,296,165	$57,229,149		$1,502,523

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18 (b)	$(46,304)	$(462,443)		$8,698

	COMMON STOCKS	TOTAL
Balance as of 9/30/17	$2,919,144	$86,642,931
Accrued discounts/(premiums)	0	30,020
Realized gain (loss)	0	(1,287,482)
Change in unrealized appreciation/depreciation	(97,859)	(263,628)
Purchases/Payups	0	52,021,390
Sales/Paydowns	0	(29,719,487)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	(4,574,622	) (c)

Balance as of 9/30/18	$2,821,285	$102,849,122

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18 (b)	$(97,859)	$(597,908)

(a)	The Portfolio held securities with zero market value at period end.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(c)	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at September 30, 2018. Securities priced by i) brokers or ii) third party vendors are excluded from the following table:

	QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
CALIFORNIA MUNICIPAL PORTFOLIO	FAIR VALUE AT 9/30/2018	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/WEIGHTED AVERAGE
Long-Term Municipal Bonds	$0	Qualitative Assessment		$0.00/N/A

INTERMEDIATE DURATION PORTFOLIO	FAIR VALUE AT 9/30/2018	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/WEIGHTED AVERAGE
Common Stocks	$2,821,285	Market Approach	NAV Equivalent	$1,002.95/N/A

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in NAV equivalent in isolation would be expected to result in a significantly higher (lower) fair value measurement.

60	Sanford C. Bernstein Fund, Inc.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

2018 Annual Report	61

Notes to Financial Statements (continued)

In consideration of recent decisions rendered by the European courts, International Portfolio and Tax-Managed International Portfolio filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2018, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Net investment income of each Portfolio except the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

62	Sanford C. Bernstein Fund, Inc.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to contributions from adviser and expiration of capital loss carryforwards are reflected as adjustments to the components of net assets as of September 30, 2018, as shown below:

PORTFOLIO	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO DISTRIBUTABLE EARNINGS/ ACCUMULATED LOSS
International Portfolio	$(846,702,072)	$846,702,072
Tax Managed International Portfolio	(1,589,979,493)	1,589,979,493
Emerging Markets Portfolio	(31,041)	31,041
Short Duration Diversified Municipal Portfolio	0	0
California Municipal Portfolio	0	0
Diversified Municipal Portfolio	0	0
New York Municipal Portfolio	(603)	603
Short Duration Plus Portfolio	(1,960,592)	1,960,592
Intermediate Duration Portfolio	0	0

I.	Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO	FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
International	0.750%	0.650%	0.600%

	FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
Tax-Managed International	0.750%	0.650%	0.600%

	FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
Emerging Markets	0.950%	0.900%	0.850%

		FIRST $750 MILLION	THEREAFTER
Short Duration Diversified Municipal		0.300%	0.250%

2018 Annual Report	63

Notes to Financial Statements (continued)

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
California Municipal and New York Municipal		0.425%	0.375%	0.325%	0.275%

	FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Diversified Municipal	0.425%	0.375%	0.325%	0.275%	0.225%

				FIRST $750 MILLION	THEREAFTER
Short Duration Plus				0.350%	0.300%

		FIRST $2.5 BILLION	NEXT $2.5 BILLION	NEXT $3 BILLION	THEREAFTER
Intermediate Duration		0.450%	0.400%	0.350%	0.300%
For the period from January 27, 2017 to December 31, 2017, the below Portfolios paid the Adviser an investment management fee, based on an annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
		FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
International		0.925%	0.850%	0.800%	0.750%	0.650%

	FIRST $1 BILLION	FIRST $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International	0.925%	0.850%	0.800%	0.750%	0.650%	0.600%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	NEXT $3 BILLION	THEREAFTER
Emerging Markets		1.175%	1.050%	1.000%	0.900%	0.850%

					FIRST $750 MILLION	THEREAFTER
Short Duration Diversified Municipal					0.400%	0.350%

					FIRST $750 MILLION	THEREAFTER
Short Duration Plus					0.450%	0.400%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Intermediate Duration		0.500%	0.450%	0.400%	0.350%	0.300%

Prior to January 27, 2017, the below Portfolios paid the Adviser an investment management fee, based on an annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
			FIRST $750 MILLION	THEREAFTER
Short Duration Diversified Municipal			0.450%	0.400%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
California Municipal and New York Municipal		0.500%	0.450%	0.400%	0.350%

	FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Diversified Municipal	0.500%	0.450%	0.400%	0.350%	0.300%

64	Sanford C. Bernstein Fund, Inc.

Prior to January 1, 2018, the Adviser voluntarily waived the annual investment management fees of the International Portfolio and Tax-Managed International Portfolio by an amount equal to 0.05% per annum of the respective average net assets of the Portfolios. Prior to January 1, 2018, the Adviser voluntarily waived the annual investment management fees of the Emerging Markets Portfolio by an amount equal to 0.025% per annum of the respective average net assets. For the year ended September 30, 2018, such waivers amounted to $207,310, $467,064 and $96,043 for the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively.

Prior to January 27, 2018, the Adviser agreed to bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis (the “Expense Cap”) to 1.20%, 1.20%, 1.95%, 1.95% and 0.95% of average daily net assets for Bernstein Class shares, Class A, Class B, Class C and Class Z, respectively, for the International Portfolio and Tax-Managed International Portfolio, and 1.50% and 1.25% for Bernstein Class shares and Class Z, respectively, for the Emerging Markets Portfolio. For the year ended September 30, 2018, there was no such reimbursement.

During the year ended September 30, 2018, the Adviser reimbursed the Emerging Markets and New York Municipal Portfolios $31,039 and $603, respectively, for trading losses incurred due to trade entry errors. During the year ended September 30, 2017, the Adviser reimbursed the Emerging Markets Portfolio, Diversified Municipal Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio $52,505, $1,199, $5,699 and $3,839, respectively, for trading losses incurred due to trade entry errors.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio except the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio to the Adviser for services is 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month, and the fee paid by the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio for services is 0.25 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month.

Under a Transfer Agency Agreement between the Fund on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the year ended September 30, 2018, the compensation retained by ABIS amounted to: International Portfolio, $66,547; Tax-Managed International Portfolio, $88,877; Emerging Markets Portfolio, $37,908; California Municipal Portfolio, $18,203; Diversified Municipal Portfolio, $342,082; New York Municipal Portfolio, $23,824; and Short Duration Plus Portfolio, $17,226.

The Adviser is currently waiving the costs of transfer agency fees for Classes A, B and C and printing fees for Classes A, B, C and Z of the International and Tax-Managed International Portfolios. For the year ended September 30, 2018, such waivers amounted to $61,006 and $11,895, respectively.

C.	Distribution Arrangements—the Portfolios Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the SCB Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

2018 Annual Report	65

Notes to Financial Statements (continued)

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the International Portfolio, the Tax-Managed International Portfolio, the Intermediate Municipal Portfolios, and the Short Duration Plus Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30 of 1% of the Class A Shares, and 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of 0.25 of 1% of Class A shares’ average daily net assets. With respect to the Short Duration Plus Portfolio, effective April 1, 2012, the Retail Distributor voluntarily agreed to waive 0.55 of 1% to limit distribution service fees for Short Duration Plus Portfolio to 0.45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. The fees are accrued daily and paid monthly. For the year ended September 30, 2018, such waiver amounted to $20,918. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Retail Distributor has advised the Fund, that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	PORTFOLIO
	INTERNATIONAL	TAX-MANAGED INTERNATIONAL	CALIFORNIA MUNICIPAL	DIVERSIFIED MUNICIPAL	NEW YORK MUNICIPAL	SHORT DURATION PLUS
Class B	$196,275	$225,604	$507,022	$455,395	N/A	$14,157
Class C	1,463,060	1,237,525	1,317,533	3,187,205	$2,371,984	1,024,982

There are no distribution and servicing fees on the Advisor Class Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E.	Investments in Affiliated Issuers

The International Portfolio, the Tax Managed International Portfolio, the Emerging Markets Portfolio and the Short Duration Diversified Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”), advised by the Adviser, which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018 the Adviser has contractually agreed to waive .10% of the advisory fee of the Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Portfolios in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolio’s pro rata share of the effective advisory fee of the Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the year ended September 30, 2018, such waivers amounted to:

PORTFOLIO	AMOUNT
International	$28,962
Tax-Managed International	59,551
Emerging Markets	10,623
Short Duration Diversified Municipal	3,740

66	Sanford C. Bernstein Fund, Inc.

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the year ended September 30, 2018 is as follows:

PORTFOLIO	MARKET VALUE 9/30/17 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 9/30/18 (000)	DIVIDEND INCOME (000)
International	$0	$166,648	$117,154	$49,494	$324
Tax-Managed International	0	482,616	359,511	123,105	674
Emerging Markets	0	164,124	142,612	21,512	125
Short Duration Diversified Municipal	0	87,827	86,073	1,754	41

F.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Effective October 1, 2009, the Intermediate Municipal Portfolios Class A shares are sold with a reduced front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $1,000,000 or more ($500,000 or more with respect to the Intermediate Municipal Portfolios effective October 1, 2009), Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B Shares of the Diversified Municipal Portfolio and the Short Duration Plus Portfolio are subject to a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Class B Shares of the International Portfolio and the Tax-Managed International Portfolio are subject to a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of all Portfolios to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase for the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio, and eight years after the end of the calendar month of purchase for the International Portfolio and the Tax-Managed International Portfolio. Effective October 4, 2016, sales of Class B shares of California Municipal Portfolio to new and existing investors were suspended. Effective August 30, 2018, sales of Class B shares of New York Municipal Portfolio to new and existing investors were suspended.

Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase.

AllianceBernstein Investments, Inc. has advised the Fund, that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B, and Class C Shares for the year ended September 30, 2018, as follows:

	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
PORTFOLIO		CLASS A	CLASS B	CLASS C
International	$293	$38	$0	$12
Tax-Managed International	187	0	0	0
California Municipal	21	103	n/a	494
Diversified Municipal	0	12,156	0	2,905
New York Municipal	68	8,555	68	482
Short Duration Plus	1,117	4	0	145

2018 Annual Report	67

Notes to Financial Statements (continued)

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the year ended September 30, 2018 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
International	$793,136	$0	$0
Tax-Managed International	1,768,639	0	0
Emerging Markets	1,993,220	0	0
Short Duration Plus	5,201	0	0
Intermediate Duration	128,723	0	0

There were no brokerage commissions paid by Short Duration Diversified Municipal, California Municipal, Diversified Municipal and New York Municipal for the year ended September 30, 2018.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2018, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
International	$706,428,030	$0	$797,470,612	$0
Tax-Managed International	1,632,431,230	0	1,710,125,336	0
Emerging Markets	960,990,382	0	988,273,001	0
Short Duration Diversified Municipal	83,767,708	18,229,121	106,580,989	6,457,251
California Municipal	526,962,976	48,573,193	426,420,520	60,835,921
Diversified Municipal	1,935,375,507	32,562,643	1,219,797,914	341,967,042
New York Municipal	480,314,491	28,813,662	332,039,749	87,685,523
Short Duration Plus	16,184,546	163,732,575	36,277,445	144,308,833
Intermediate Duration	904,898,191	5,406,007,745	752,931,106	5,294,699,974

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		GROSS UNREALIZED		NET UNREALIZED APPRECIATION/ (DEPRECIATION)
PORTFOLIO	COST	APPRECIATION	(DEPRECIATION)
International Portfolio	$1,395,051,429	$212,524,976	$(76,012,541)	$136,512,435
Tax Managed International Portfolio	3,267,313,151	480,630,534	(206,222,591)	274,407,943
Emerging Markets Portfolio	1,315,463,855	172,626,213	(151,236,622)	21,389,591
Short Duration Diversified Municipal Portfolio	188,740,228	58,982	(1,001,435)	(942,453)
California Municipal Portfolio	1,273,145,982	16,860,042	(5,790,915)	11,069,127
Diversified Municipal Portfolio	6,911,790,743	84,348,314	(65,900,461)	18,447,853
New York Municipal Portfolio	1,786,184,225	20,453,512	(11,441,873)	9,011,639
Short Duration Plus Portfolio	216,122,512	268,221	(1,845,673)	(1,577,452)
Intermediate Duration Portfolio	3,319,292,715	41,296,646	(71,047,915)	(29,751,269)

68	Sanford C. Bernstein Fund, Inc.

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2018, the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio held futures for non-hedging purposes. During the year ended September 30, 2018, the Short Duration Plus Portfolio and Intermediate Duration Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

2018 Annual Report	69

Notes to Financial Statements (continued)

Under certain circumstances, the Non-U.S. stock portfolios may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2018, the International Portfolio, Tax-Managed International Portfolio and Short Duration Plus Portfolio held forward currency exchange contracts for hedging purposes. During the year ended September 30, 2018, the Emerging Markets Portfolio and Intermediate Duration Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolios were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolios. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolios have realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolios. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

A Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended September 30, 2018, the Intermediate Duration Portfolio held purchased and written swaptions for non-hedging purposes.

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

70	Sanford C. Bernstein Fund, Inc.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolios, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolios and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolios accrue for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fixed-Income Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2018, the California Municipal Portfolio held interest rate swaps for hedging purposes. During the year ended September 30, 2018, the Intermediate Duration Portfolio held interest rate swaps for hedging and non-hedging purposes.

2018 Annual Report	71

Notes to Financial Statements (continued)

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended September 30, 2018, the Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fixed-Income Portfolios may enter into credit default swaps for multiple reasons, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolios, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolios may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolios receive/(pay) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolios will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolios for the same referenced obligations with the same counterparty. As of September 30, 2018, the Portfolios did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If a Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If a Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2018, the California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio held credit default swaps for non-hedging purposes. During the year ended September 30, 2018, the Short Duration Plus Portfolio and Intermediate Duration Portfolio held credit default swaps for hedging and non-hedging purposes.

Variance Swaps:

A Portfolio may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

72	Sanford C. Bernstein Fund, Inc.

During the year ended September 30, 2018, the Intermediate Duration Portfolio held variance swaps for hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended September 30, 2018, the Portfolios had entered into the following derivatives:

INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Equity contracts	Receivable/Payable for variation margin on futures	$469,240	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	6,660,161		Unrealized depreciation on forward currency exchange contracts	$3,631,795
Total		$7,129,401			$3,631,795

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$96,136	$438,096
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(15,179,298)	2,228,981
Total		$(15,083,162)	$2,667,077

2018 Annual Report	73

Notes to Financial Statements (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Equity contracts	Receivable/Payable for variation margin on futures	$999,653	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	18,200,813		Unrealized depreciation on forward currency exchange contracts	$17,671,889
Total		$19,200,466			$17,671,889

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$989,484	$955,322
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(19,066,624)	(8,117,919)
Total		$(18,077,140)	$(7,162,597)

EMERGING MARKETS PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Equity contracts	Receivable/Payable for variation margin on futures	$229,337	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	9,414,910		Unrealized depreciation on forward currency exchange contracts	$3,929,787
Total		$9,644,247			$3,929,787

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

74	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,087,738)	$229,337
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	316,853	5,442,821
Total		$(770,885)	$5,672,158

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Unrealized appreciation on inflation swaps	$19,107
Total		$19,107

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$0	$19,107
Total		$0	$19,107

CALIFORNIA MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Unrealized appreciation on inflation swaps	$87,539
Credit contracts			Market value on credit default swaps	$391,079
Total		$87,539		$391,079

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(40,508)	$87,539
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	521,222	(55,189)
Total		$480,714	$32,350

2018 Annual Report	75

Notes to Financial Statements (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Unrealized appreciation on inflation swaps	$464,090
Credit contracts			Market value on credit default swaps	$1,635,370
Total		$464,090		$1,635,370

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$0	$464,090
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,347,866	(230,782)
Total		$2,347,866	$233,308

NEW YORK MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Unrealized appreciation on inflation swaps	$138,722
Credit contracts			Market value on credit default swaps	$546,101
Total		$138,722		$546,101

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$0	$138,722
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	741,110	(77,068)
Total		$741,110	$61,654

76	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on futures	$30,404	*	Receivable/Payable for variation margin on futures	$117,451	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	119,457
Credit contracts	Market value on credit default swaps	65,230		Market value on credit default swaps	677,500
Total		$215,091			$794,951

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,222,781)	$109,531
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	446	(88,268)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	142,514	139,666
Total		$(1,079,821)	$160,929

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on futures	$449,161	*	Receivable/Payable for variation margin on futures	$9,194,027	*
Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	54,882	*
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	1,280,205	*	Receivable/Payable for variation margin on centrally cleared swaps	2,147,690	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	4,786,159		Unrealized depreciation on forward currency exchange contracts	1,807,877
Credit contracts	Market value on credit default swaps	1,601,099		Market value on credit default swaps	15,788,637
Equity contracts	Market value on variance swaps	46,793		Market value on variance swaps	129,909
Total		$8,163,417			$29,123,022

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

2018 Annual Report	77

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(24,830,902)	$(4,057,049)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(162,359)	1,064,592
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(572,566)	0
Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	365,964	0
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	10,519,696	(5,487,214)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,632,939	2,001,756
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	0	(83,116)
Total		$(13,047,228)	$(6,561,031)

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended September 30, 2018:

INTERNATIONAL PORTFOLIO
Futures:
Average original value of buy contracts	$22,832,643

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$463,297,771
Average principal amount of sale contracts	$467,813,254

TAX-MANAGED INTERNATIONAL PORTFOLIO
Futures:
Average original value of buy contracts	$62,469,809

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,096,143,870
Average principal amount of sale contracts	$1,112,561,974

78	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO
Futures:
Average original value of buy contracts	$14,624,417	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$236,955,625
Average principal amount of sale contracts	$241,781,679

(a)	Positions were open for three months during the year.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
Inflation Swaps:
Average notional amount	$9,000,000	(a)

(a)	Positions were open for two months during the year.

CALIFORNIA MUNICIPAL PORTFOLIO
Inflation Swaps:
Average notional amount	$81,925,500	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$10,000,000	(b)

Credit Default Swaps:
Average notional amount of sale contracts	$5,837,273	(c)

(a)	Positions were open for two months during the year.

(b)	Positions were open for one month during the year.

(c)	Positions were open for eleven months during the year.

DIVERSIFIED MUNICIPAL PORTFOLIO
Inflation Swaps:
Average notional amount	$437,951,000	(a)

Credit Default Swaps:
Average notional amount of sale contracts	$27,679,273	(b)

(a)	Positions were open for two months during the year.

(b)	Positions were open for eleven months during the year.

NEW YORK MUNICIPAL PORTFOLIO
Inflation Swaps:
Average notional amount	$152,786,000	(a)

Credit Default Swaps:
Average notional amount of sale contracts	$8,279,000	(b)

(a)	Positions were open for two months during the year.

(b)	Positions were open for eleven months during the year.

2018 Annual Report	79

Notes to Financial Statements (continued)

SHORT DURATION PLUS PORTFOLIO
Futures:
Average original value of buy contracts	$69,249,214
Average original value of sale contracts	$3,239,052

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$447,545	(a)
Average principal amount of sale contracts	$20,090,872

Credit Default Swaps:
Average notional amount of buy contracts	$2,783,615
Average notional amount of sale contracts	$5,212,231

(a)	Positions were open for three months during the year.

INTERMEDIATE DURATION PORTFOLIO
Futures:
Average original value of buy contracts	$740,489,154
Average original value of sale contracts	$298,146,011

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$109,059,949
Average principal amount of sale contracts	$480,110,236

Purchased Swaptions:
Average notional amount	$177,285,000	(a)

Written Swaptions:
Average notional amount	$425,850,000	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$743,857,532

Credit Default Swaps:
Average notional amount of buy contracts	$80,117,923
Average notional amount of sale contracts	$88,477,615

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$50,370,000	(b)
Average notional amount of sale contracts	$16,790,000	(a)

Variance Swap
Average notional amount	$6,781,920	(c)

(a)	Positions were open for one month during the year.

(b)	Positions were open for six months during the year.

(c)	Positions were open for nine months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of September 30, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

80	Sanford C. Bernstein Fund, Inc.

INTERNATIONAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Barclays Bank PLC	$300,916	$(300,916)	$0	$0	$0
Citibank, NA	1,996,244	(979,518)	(954,000)	0	62,726
Credit Suisse International	561,039	(280,070)	0	0	280,969
Deutsche Bank AG	31,952	0	0	0	31,952
HSBC Bank USA	4,858	0	0	0	4,858
JPMorgan Chase Bank, NA	21,336	(21,336)	0	0	0
Morgan Stanley & Co., Inc.	597,947	(481,979)	0	0	115,968
Natwest Markets PLC	50,837	(17,226)	0	0	33,611
Standard Chartered Bank	3,095,032	(273,146)	(2,821,886)	0	0
Total	$6,660,161	$(2,354,191)	$(3,775,886)	$0	$530,084	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Bank of America, NA	$42,129	$0	$0	$0	$42,129
Barclays Bank PLC	619,752	(300,916)	0	0	318,836
Citibank, NA	979,518	(979,518)	0	0	0
Credit Suisse International	280,070	(280,070)	0	0	0
JPMorgan Chase Bank, NA	282,729	(21,336)	0	0	261,393
Morgan Stanley & Co., Inc.	481,979	(481,979)	0	0	0
Natwest Markets PLC	17,226	(17,226)	0	0	0
Standard Chartered Bank	273,146	(273,146)	0	0	0
State Street Bank & Trust Co.	506,929	0	0	0	506,929
UBS AG	148,317	0	0	0	148,317
Total	$3,631,795	$(2,354,191)	$0	$0	$1,277,604	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2018 Annual Report	81

Notes to Financial Statements (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Bank of America, NA	$168,440	$(168,440)	$0	$0	$0
Barclays Bank PLC	605,660	(605,660)	0	0	0
BNP Paribas SA	59,655	0	0	0	59,655
Citibank, NA	3,382,182	(1,643,642)	(1,738,540)	0	0
Credit Suisse International	1,977,083	(1,977,083)	0	0	0
Deutsche Bank AG	194,737	0	0	0	194,737
HSBC Bank USA	178,950	(178,950)	0	0	0
JPMorgan Chase Bank, NA	2,049,752	(850,623)	0	0	1,199,129
Morgan Stanley & Co., Inc.	529,729	(529,729)	0	0	0
Natwest Markets PLC	151,734	(151,734)	0	0	0
Northern Trust Co.	1,095,202	0	0	0	1,095,202
Standard Chartered Bank	7,120,473	(603,402)	(6,517,071)	0	0
State Street Bank & Trust Co.	253,730	(253,730)	0	0	0
UBS AG	433,486	(205,536)	0	0	227,950
Total	$18,200,813	$(7,168,529)	$(8,255,611)	$0	$2,776,673	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Bank of America, NA	$841,116	$(168,440)	$(290,000)	$0	$382,676
Barclays Bank PLC	713,321	(605,660)	0	0	107,661
Brown Brothers Harriman & Co.	190,165	0	0	0	190,165
Citibank, NA	1,643,642	(1,643,642)	0	0	0
Credit Suisse International	2,309,276	(1,977,083)	0	0	332,193
Goldman Sachs Bank USA	79,826	0	0	0	79,826
HSBC Bank USA	1,175,591	(178,950)	0	0	996,641
JPMorgan Chase Bank, NA	850,623	(850,623)	0	0	0
Morgan Stanley & Co., Inc.	1,763,927	(529,729)	0	0	1,234,198
Natwest Markets PLC	6,809,052	(151,734)	0	0	6,657,318
Standard Chartered Bank	603,402	(603,402)	0	0	0
State Street Bank & Trust Co.	486,412	(253,730)	0	0	232,682
UBS AG	205,536	(205,536)	0	0	0
Total	$17,671,889	$(7,168,529)	$(290,000)	$0	$10,213,360	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

82	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Bank of America, NA	$44,158	$(44,158)	$0	$0	$0
Barclays Bank PLC	780,700	(780,700)	0	0	0
BNP Paribas SA	1,691,511	(381,680)	(1,290,000)	0	19,831
Citibank, NA	4,073,814	(741,240)	(2,940,000)	0	392,574
Credit Suisse International	778,991	0	(550,000)	0	228,991
HSBC Bank USA	8,468	(8,468)	0	0	0
JPMorgan Chase Bank, NA	121,769	0	0	0	121,769
Morgan Stanley Capital Services, Inc.	616,572	(616,572)	0	0	0
Standard Chartered Bank	85,145	0	0	0	85,145
State Street Bank & Trust Co.	1,213,782	0	0	0	1,213,782
Total	$9,414,910	$(2,572,818)	$(4,780,000)	$0	$2,062,092	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Bank of America, NA	$210,315	$(44,158)	$(166,157)	$0	$0
Barclays Bank PLC	863,477	(780,700)	(82,777)	0	0
BNP Paribas SA	381,680	(381,680)	0	0	0
Citibank, NA	741,240	(741,240)	0	0	0
HSBC Bank USA	61,620	(8,468)	0	0	53,152
Morgan Stanley Capital Services, Inc.	1,671,455	(616,572)	(200,000)	0	854,883
Total	$3,929,787	$(2,572,818)	$(448,934)	$0	$908,035	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Bank of America, NA	$19,107	$0	$0	$0	$19,107
Total	$19,107	$0	$0	$0	$19,107	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2018 Annual Report	83

Notes to Financial Statements (continued)

CALIFORNIA MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Barclays Bank PLC	$58,538	$0	$0	$0	$58,538
JPMorgan Chase Bank, NA	29,001	0	0	0	29,001
Total	$87,539	$0	$0	$0	$87,539	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Citigroup Global Markets, Inc.	$14,206	$0	$0	$0	$14,206
Credit Suisse International	250,551	0	0	(250,551)	0
Goldman Sachs International	126,322	0	0	0	126,322
Total	$391,079	$0	$0	$(250,551)	$140,528	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

DIVERSIFIED MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Barclays Bank PLC	$307,517	$0	$0	$0	$307,517
JPMorgan Chase Bank, NA	156,573	0	0	0	156,573
Total	$464,090	$0	$0	$0	$464,090	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Citigroup Global Markets, Inc.	$59,287	$0	$0	$0	$59,287
Credit Suisse International	1,047,783	0	0	(1,013,925)	33,858
Goldman Sachs International	528,300	0	0	(485,935)	42,365
Total	$1,635,370	$0	$0	$(1,499,860)	$135,510	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

84	Sanford C. Bernstein Fund, Inc.

NEW YORK MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Barclays Bank PLC	$74,872	$0	$0	$0	$74,872
JPMorgan Chase Bank, NA	63,850	0	0	0	63,850
Total	$138,722	$0	$0	$0	$138,722	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Citigroup Global Markets, Inc.	$19,841	$0	$0	$0	$19,841
Credit Suisse International	349,808	0	0	(335,619)	14,189
Goldman Sachs International	176,452	0	0	0	176,452
Total	$546,101	$0	$0	$(335,619)	$210,482	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

SHORT DURATION PLUS PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Citigroup Global Markets, Inc.	$65,230	$(65,230)	$0	$0	$0
HSBC Bank USA	119,457	0	0	0	119,457
Total	$184,687	$(65,230)	$0	$0	$119,457	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Citigroup Global Markets, Inc.	$149,918	$(65,230)	$0	$0	$84,688
Credit Suisse International	342,493	0	0	(262,754)	79,739
Deutsche Bank AG	128,774	0	0	0	128,774
Goldman Sachs International	56,315	0	0	0	56,315
Total	$677,500	$(65,230)	$0	$(262,754)	$349,516	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2018 Annual Report	85

Notes to Financial Statements (continued)

INTERMEDIATE DURATION PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
BNP Paribas SA	$308,463	$0	$0	$0	$308,463
Citibank, NA	66,168	(66,168)	0	0	0
Citigroup Global Markets, Inc.	1,601,099	(1,601,099)	0	0	0
Deutsche Bank AG	46,793	(46,793)	0	0	0
Goldman Sachs Bank USA/Goldman Sachs International	98,034	(98,034)	0	0	0
HSBC Bank USA	3,494,731	0	0	0	3,494,731
JPMorgan Chase Bank, NA	463,731	0	0	0	463,731
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	43,336	(43,336)	0	0	0
Natwest Markets PLC	187,217	0	0	0	187,217
Standard Chartered Bank	73,933	(73,933)	0	0	0
State Street Bank & Trust Co.	37,499	(37,499)	0	0	0
UBS AG	13,047	0	0	0	13,047
Total	$6,434,051	$(1,966,862)	$0	$0	$4,467,189	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Barclays Bank PLC	$417,618	$0	$0	$(362,777)	$54,841
Citibank, NA	810,446	(66,168)	0	(744,278)	0
Citigroup Global Markets, Inc.	6,457,544	(1,601,099)	0	(4,800,311)	56,134
Credit Suisse International	3,868,261	0	0	(3,653,637)	214,624
Deutsche Bank AG	3,022,233	(46,793)	0	(2,975,440)	0
Goldman Sachs Bank USA/Goldman Sachs International	2,007,034	(98,034)	0	(1,909,000)	0
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	334,512	(43,336)	0	(79,688)	211,488
Standard Chartered Bank	345,022	(73,933)	0	0	271,089
State Street Bank & Trust Co.	463,753	(37,499)	0	(262,925)	163,329
Total	$17,726,423	$(1,966,862)	$0	$(14,788,056)	$971,505

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The International, Tax-Managed International, Emerging Markets, Short Duration Plus and Intermediate Duration Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related

86	Sanford C. Bernstein Fund, Inc.

derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Short Duration Plus Portfolio and the Intermediate Duration Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolios of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended September 30, 2018, Intermediate Duration Portfolio earned drop income of $6,021,515, which is included in interest income in the accompanying statement of operations.

E.	Reverse Repurchase Agreements

The Intermediate Duration Portfolio may enter into reverse repurchase transactions in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended September 30, 2018, the average amount of reverse repurchase agreements outstanding for the Intermediate Duration Portfolio was $672,695 and the daily weighted average annualized interest rate was (1.36)%. During the period, the Intermediate Duration Portfolio received net interest payment from counterparties.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2018 and September 30, 2017 were as follows:

PORTFOLIO	2018	2017
International
Distributions paid from:
Ordinary income	$18,965,051	$25,878,355

Total distributions paid	$18,965,051	$25,878,355

2018 Annual Report	87

Notes to Financial Statements (continued)

PORTFOLIO	2018	2017
Tax-Managed International
Distributions paid from:
Ordinary income	$50,598,745	$61,728,815

Total distributions paid	$50,598,745	$61,728,815

Emerging Markets
Distributions paid from:
Ordinary income	$11,971,261	$7,757,991

Total distributions paid	$11,971,261	$7,757,991

Short Duration Diversified Municipal
Distributions paid from:
Ordinary income	$106,131	$125,956
Long-term capital gains	0	0

Total taxable distributions	106,131	125,956
Tax exempt distributions	1,841,016	861,368

Total distributions paid	$1,947,147	$987,324

California Municipal
Distributions paid from:
Ordinary income	$533,704	$1,112,617
Long-term capital gains	0	0

Total taxable distributions	533,704	1,112,617
Tax exempt distributions	27,611,662	24,389,074

Total distributions paid	$28,145,366	$25,501,691

Diversified Municipal
Distributions paid from:
Ordinary income	$2,223,492	$6,527,462
Long-term capital gains	0	0

Total taxable distributions	2,223,492	6,527,462
Tax exempt distributions	152,929,853	129,890,739

Total distributions paid	$155,153,345	$136,418,201

New York Municipal
Distributions paid from:
Ordinary income	$515,596	$1,619,735
Long-term capital gains	0	0

Total taxable distributions	515,596	1,619,735
Tax exempt distributions	39,769,895	35,187,802

Total distributions paid	$40,285,491	$36,807,537

Short Duration Plus
Distributions paid from:
Ordinary income	$3,257,158	$2,688,998

Total distributions paid	$3,257,158	$2,688,998

88	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	2018	2017
Intermediate Duration
Distributions paid from:
Ordinary income	$82,290,539	$101,163,132
Long-term capital gains	0	21,211,135

Total distributions paid	$82,290,539	$122,374,267

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
International	$22,185,529	$0	$0	$136,410,295	$158,595,824
Tax Managed International	$51,204,202	$0	$0	$274,203,874	$325,408,076
Emerging Markets	$16,031,678	$80,000,066	$0	$21,363,195	$117,394,939
Short Duration Diversified Municipal	$83,682	$0	$(1,414,297)	$(942,453)	$(2,273,068)
California Municipal	$541,242	$0	$(20,512,218)	$11,069,127	$(8,901,849)
Diversified Municipal	$3,475,716	$0	$(48,162,943)	$18,447,853	$(26,239,374)
New York Municipal	$964,880	$0	$(19,701,807)	$9,011,639	$(9,725,288)
Short Duration Plus	$964,917	$0	$(15,370,946)	$(1,577,452)	$(15,983,481)
Intermediate Duration	$15,441,312	$0	$(62,446,435)	$(29,808,026)	$(76,813,149)

(a)	Includes tax exempt income as shown below:

Short Duration Diversified Municipal	$83,682
California Municipal	541,242
Diversified Municipal	3,475,716
New York Municipal	964,880

(b)

As of September 30, 2018 certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2018 International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio utilized capital loss carryforwards of $64,162,404, $107,897,824, and $15,680,918 respectively, to offset current year net realized gains. Additionally, International Portfolio, Tax-Managed International Portfolio, and Short Duration Plus Portfolio had $846,702,072, 1,589,979,492 and $1,960,592 respectively, of capital loss carryforwards expire during the fiscal year. As of September 30, 2018 Short Duration Plus Portfolio deferred $388 in straddle losses.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of interest on defaulted securities and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

2018 Annual Report	89

Notes to Financial Statements (continued)

As of September 30, 2018, the following Portfolios had net capital loss carryforwards of which will expire as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
Short Duration Diversified Municipal	$302,334	$1,111,963	No expiration
California Municipal	2,406,179	n/a	2019
California Municipal	2,635,116	15,470,923	No expiration
Diversified Municipal	7,993,350	40,169,593	No expiration
New York Municipal	2,170,303	17,531,504	No expiration
Short Duration Plus	2,061,764	n/a	2019
Short Duration Plus	4,839,932	8,468,862	No expiration
Intermediate Duration Portfolio	47,277,905	15,218,530	No expiration

NOTE 5.	Risks Involved in Investing in the Portfolios

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. A Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have significant effect on the yield or value of the Municipal Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes, earthquakes and wildfires. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

90	Sanford C. Bernstein Fund, Inc.

In addition, tax reform could have a material impact on the value of municipal securities. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The New York Municipal and California Municipal Portfolios are not “diversified.” This means the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Sector Risk—Certain Portfolios may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolios’ investments.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and foreign governments have been adopting and

2018 Annual Report	91

Notes to Financial Statements (continued)

implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past decade, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Other governments have tried to support markets by buying stocks and through other market interventions. The Federal Reserve has reduced its market support

92	Sanford C. Bernstein Fund, Inc.

activities and has begun raising interest rates. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Tax Risk—There is no guarantee that the income on a Municipal Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund—Although the Short Duration Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk a of decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Portfolio Turnover Risk—The Intermediate Duration Portfolio’s investment strategies may result in high portfolio turnover. The Portfolio generally buys portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolio may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates or for other reasons. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

2018 Annual Report	93

Notes to Financial Statements (continued)

NOTE 6.	Capital-Share Transactions

The Fund has authorized 16.5 billion shares of common stock, par value $0.001 per share, of which 12.2 billion shares are allocated to the SCB Portfolios. The allocation is as follows:

	ALLOCATION OF SHARES (IN MILLIONS)
PORTFOLIO	BERNSTEIN CLASS SHARES	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	ADVISOR CLASS SHARES	CLASS R SHARES	CLASS Z SHARES	CLASS T SHARES	TOTAL
International	600	200	200	200	0	200	300	0	1,700
Tax-Managed International	600	200	200	200	0	0	300	0	1,500
Emerging Markets	200	0	0	0	0	0	300	0	500
Short Duration Diversified Municipal	100	0	0	0	0	0	0	0	100
California Municipal	200	200	200	200	200	0	200	300	1,500
Diversified Municipal	800	400	400	400	400	0	600	300	3,300
New York Municipal	400	200	200	200	200	0	200	300	1,700
Short Duration Plus	200	200	200	200	0	200	0	300	1,300
Intermediate Duration	600	0	0	0	0	0	0	0	600

Share transactions for each Portfolio for the year ended September 30, 2018 and the year ended September 30, 2017, were as follows:

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
International Class Shares
Shares sold	5,830,561	7,483,074	$106,836,738	$118,954,332
Shares issued to shareholders on reinvestment of dividends	689,746	1,336,312	12,511,988	19,911,064
Shares redeemed	(13,471,407)	(22,063,768)	(248,140,277)	(363,680,486)

Net decrease	(6,951,100)	(13,244,382)	$(128,791,551)	$(224,815,090)

Class A Shares
Shares sold	305,388	1,062,230	$5,518,311	$17,941,202
Shares issued to shareholders on reinvestment of dividends	15,447	3,967	275,584	58,191
Shares converted from Class B	245	719	4,415	10,961
Shares converted from Class C	8,152	44,838	146,306	730,037
Shares redeemed	(265,975)	(95,430)	(4,777,156)	(1,518,459)

Net increase	63,257	1,016,324	$1,167,460	$17,221,932

94	Sanford C. Bernstein Fund, Inc.

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT
	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Class B Shares
Shares sold	0	317	$0	$4,672
Shares issued to shareholders on reinvestment of dividends	0	9	0	133
Shares converted to Class A	(239)	(705)	(4,415)	(10,961)
Shares redeemed	0	(590)	0	(9,392)

Net decrease	(239)	(969)	$(4,415)	$(15,548)

Class C Shares
Shares sold	13,613	14,393	$251,212	$234,350
Shares issued to shareholders on reinvestment of dividends	0	782	0	11,542
Shares converted to Class A	(8,116)	(44,702)	(146,306)	(730,037)
Shares redeemed	(18,065)	(22,278)	(327,223)	(341,744)

Net decrease	(12,568)	(51,805)	$(222,317)	$(825,889)

Class Z Shares
Shares sold	2,165,522	8,699,691	$38,524,000	$149,721,680
Shares issued to shareholders on reinvestment of dividends	244,149	215,963	4,358,062	3,168,172
Shares redeemed	(214,332)	(1,798,353)	(3,981,632)	(31,071,324)

Net increase	2,195,339	7,117,301	$38,900,430	$121,818,528

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Tax-Managed International Class Shares
Shares sold	12,986,722	15,801,467	$238,226,769	$254,717,530
Shares issued to shareholders on reinvestment of dividends	1,949,586	2,930,958	35,365,491	43,876,449
Shares redeemed	(20,856,302)	(43,277,193)	(385,116,105)	(720,956,205)

Net decrease	(5,919,994)	(24,544,768)	$(111,523,845)	$(422,362,226)

2018 Annual Report	95

Notes to Financial Statements (continued)

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT
	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Class A Shares
Shares sold	52,190	4,449	$958,020	$69,658
Shares issued to shareholders on reinvestment of dividends	1,154	1,738	20,640	25,631
Shares converted from Class B	55	0 (a)	1,004	1
Shares converted from Class C	0	11,040	0	180,190
Shares redeemed	(8,578)	(9,567)	(156,561)	(154,008)

Net increase	44,821	7,660	$823,103	$121,472

Class B Shares
Shares issued to shareholders on reinvestment of dividends	1	3	17	45
Shares converted to Class A	(55)	0 (a)	(1,004)	(1)
Shares redeemed	0 (a)	(1)	(2)	(20)

Net increase (decrease)	(54)	2	$(989)	$24

Class C Shares
Shares sold	716	382	$13,000	$5,572
Shares issued to shareholders on reinvestment of dividends	0	128	0	1,895
Shares converted to Class A	0	(11,007)	0	(180,190)
Shares redeemed	(999)	(1,650)	(17,829)	(26,578)

Net decrease	(283)	(12,147)	$(4,829)	$(199,301)

Class Z Shares
Shares sold	2,472,793	4,508,015	$44,604,928	$77,808,338
Shares issued to shareholders on reinvestment of dividends	367,702	457,642	6,570,826	6,750,215
Shares redeemed	(49,575)	(3,825,356)	(906,481)	(66,061,470)

Net increase	2,790,920	1,140,301	$50,269,273	$18,497,083

(a)	Share amount is less than one full share.

96	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Emerging Markets Class Shares
Shares sold	5,027,649	6,567,500	$158,902,236	$177,786,348
Shares issued to shareholders on reinvestment of dividends and distributions	273,652	195,234	8,650,126	4,908,179
Shares redeemed	(5,791,140)	(11,275,164)	(187,882,911)	(311,572,502)

Net decrease	(489,839)	(4,512,430)	$(20,330,549)	$(128,877,975)

Class Z Shares
Shares sold	571,269	1,850,969	$17,999,860	$56,880,253
Shares issued to shareholders on reinvestment of dividends and distributions	60,628	41,306	1,915,849	1,038,442
Shares redeemed	(51,878)	(885,752)	(1,812,282)	(27,260,670)

Net increase	580,019	1,006,523	$18,103,427	$30,658,025

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Shares sold	9,127,984	11,807,092	$114,448,996	$148,607,589
Shares issued to shareholders on reinvestment of dividends and distributions	130,065	64,537	1,629,952	811,755
Shares redeemed	(10,345,181)	(7,519,438)	(129,610,409)	(94,518,424)

Net increase (decrease)	(1,087,132)	4,352,191	$(13,531,461)	$54,900,920

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Municipal Class Shares
Shares sold	15,985,763	14,133,796	$225,804,274	$202,035,648
Shares issued to shareholders on reinvestment of dividends	1,500,856	1,314,669	21,173,562	18,770,778
Shares redeemed	(12,739,709)	(11,849,010)	(179,792,553)	(169,177,542)

Net increase	4,746,910	3,599,455	$67,185,283	$51,628,884

2018 Annual Report	97

Notes to Financial Statements (continued)

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Class A Shares
Shares sold	2,796,217	3,145,839	$39,562,960	$44,748,351
Shares issued to shareholders on reinvestment of dividends	81,304	66,438	1,146,767	948,442
Shares converted from Class C	99,881	317,574	1,413,788	4,532,026
Shares redeemed	(3,258,052)	(4,032,757)	(46,006,579)	(57,250,056)

Net decrease	(280,650)	(502,906)	$(3,883,064)	$(7,021,237)

Class C Shares
Shares sold	149,774	248,462	$2,124,211	$3,533,756
Shares issued to shareholders on reinvestment of dividends	8,723	10,655	123,143	152,029
Shares converted to Class A	(99,911)	(317,574)	(1,413,788)	(4,532,026)
Shares redeemed	(397,566)	(279,061)	(5,626,797)	(3,973,403)

Net decrease	(338,980)	(337,518)	$(4,793,231)	$(4,819,644)

Advisor Class Shares
Shares sold	1,594,443	1,157,076	$22,535,300	$16,477,588
Shares issued to shareholders on reinvestment of dividends	15,764	6,212	222,034	88,674
Shares redeemed	(952,972)	(486,279)	(13,471,896)	(6,970,731)

Net increase	657,235	677,009	$9,285,438	$9,595,531

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Municipal Class Shares
Shares sold	78,882,659	73,074,749	$1,122,474,091	$1,050,177,361
Shares issued to shareholders on reinvestment of dividends	7,009,621	5,954,553	99,445,764	85,589,664
Shares redeemed	(68,506,419)	(66,104,006)	(971,848,143)	(949,455,532)

Net increase	17,385,861	12,925,296	$250,071,712	$186,311,493

98	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Class A Shares
Shares sold	3,660,504	7,682,832	$52,044,231	$110,171,391
Shares issued to shareholders on reinvestment of dividends	250,624	303,037	3,561,354	4,356,491
Shares converted from Class B	1,567	2,531	22,204	36,721
Shares converted from Class C	49,838	641,949	707,547	9,232,031
Shares redeemed	(11,629,547)	(15,637,557)	(165,268,546)	(224,297,017)

Net decrease	(7,667,014)	(7,007,208)	$(108,933,210)	$(100,500,383)

Class B Shares
Shares sold	42	45	$600	$641
Shares issued to shareholders on reinvestment of dividends	19	22	268	321
Shares converted to Class A	(1,568)	(2,531)	(22,204)	(36,721)
Shares redeemed	0	(747)	0	(10,893)

Net decrease	(1,507)	(3,211)	$(21,336)	$(46,652)

Class C Shares
Shares sold	184,406	453,469	$2,633,099	$6,489,789
Shares issued to shareholders on reinvestment of dividends	38,721	44,863	549,806	644,691
Shares converted to Class A	(49,858)	(641,948)	(707,547)	(9,232,031)
Shares redeemed	(1,272,858)	(2,150,804)	(18,094,749)	(30,828,313)

Net decrease	(1,099,589)	(2,294,420)	$(15,619,391)	$(32,925,864)

Advisor Class Shares
Shares sold	26,560,004	22,895,764	$376,685,615	$328,650,038
Shares issued to shareholders on reinvestment of dividends	1,621,907	1,437,483	22,999,893	20,645,269
Shares redeemed	(54,594,981)	(20,573,869)	(772,293,531)	(294,766,036)

Net increase (decrease)	(26,413,070)	3,759,378	$(372,608,023)	$54,529,271

Class Z Shares (a)
Shares sold	34,080,802		$482,232,399
Shares issued to shareholders on reinvestment of dividends	89,112		1,255,487
Shares redeemed	(553,934)		(7,823,797)

Net increase	33,615,980		$475,664,089

(a)	Commenced distribution on July 2, 2018.

2018 Annual Report	99

Notes to Financial Statements (continued)

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Municipal Class Shares
Shares sold	20,744,050	19,091,535	$287,562,344	$267,503,221
Shares issued to shareholders on reinvestment of dividends and distributions	2,134,412	1,873,246	29,527,551	26,272,260
Shares redeemed	(17,054,492)	(16,463,233)	(236,106,497)	(230,874,702)

Net increase	5,823,970	4,501,548	$80,983,398	$62,900,779

Class A Shares
Shares sold	1,254,468	2,035,461	$17,391,476	$28,533,394
Shares issued to shareholders on reinvestment of dividends and distributions	125,164	145,234	1,731,992	2,035,945
Shares converted from Class B	100	937	1,379	13,389
Shares converted from Class C	56,338	278,265	776,966	3,901,274
Shares redeemed	(2,620,778)	(5,079,985)	(36,295,104)	(71,109,393)

Net decrease	(1,184,708)	(2,620,088)	$(16,393,291)	$(36,625,391)

Class B Shares
Shares sold	0	115	$0	$1,626
Shares issued to shareholders on reinvestment of dividends and distributions	2	2	25	24
Shares converted to Class A	(100)	(938)	(1,379)	(13,389)
Shares redeemed	(172)	0	(2,365)	0

Net decrease	(270)	(821)	$(3,719)	$(11,739)

Class C Shares
Shares sold	120,841	318,936	$1,679,012	$4,452,161
Shares issued to shareholders on reinvestment of dividends and distributions	27,810	31,105	384,891	435,980
Shares converted to Class A	(56,338)	(278,265)	(776,966)	(3,901,274)
Shares redeemed	(671,090)	(995,117)	(9,288,646)	(13,921,339)

Net decrease	(578,777)	(923,341)	$(8,001,709)	$(12,934,472)

Advisor Class Shares
Shares sold	1,421,572	2,507,684	$19,711,145	$35,100,995
Shares issued to shareholders on reinvestment of dividends and distributions	37,271	17,539	515,073	245,959
Shares redeemed	(620,608)	(882,851)	(8,597,299)	(12,298,859)

Net increase	838,235	1,642,372	$11,628,919	$23,048,095

100	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Short Duration Plus Class Shares
Shares sold	6,915,337	9,120,742	$80,316,520	$106,607,659
Shares issued to shareholders on reinvestment of dividends	210,970	175,972	2,442,556	2,057,285
Shares redeemed	(9,978,193)	(16,801,294)	(115,707,613)	(196,290,374)

Net decrease	(2,851,886)	(7,504,580)	$(32,948,537)	$(87,625,430)

Class A Shares
Shares sold	928,913	1,186,589	$10,759,906	$13,889,300
Shares issued to shareholders on reinvestment of dividends	17,541	9,344	203,145	109,398
Shares converted from Class B	1,402	6,327	16,282	74,109
Shares converted from Class C	38,152	232,595	442,697	2,721,372
Shares redeemed	(1,159,502)	(1,254,355)	(13,477,292)	(14,680,569)

Net increase (decrease)	(173,494)	180,500	$(2,055,262)	$2,113,610

Class B Shares
Shares sold	163	1,359	$1,879	$15,861
Shares issued to shareholders on reinvestment of dividends	10	15	119	179
Shares converted to Class A	(1,405)	(6,339)	(16,282)	(74,109)
Shares redeemed	(1,520)	(754)	(17,573)	(8,794)

Net decrease	(2,752)	(5,719)	$(31,857)	$(66,863)

Class C Shares
Shares sold	73,082	236,433	$846,507	$2,761,560
Shares issued to shareholders on reinvestment of dividends	1,923	2,136	22,216	24,958
Shares converted to Class A	(38,249)	(233,192)	(442,697)	(2,721,372)
Shares redeemed	(214,673)	(471,161)	(2,486,986)	(5,497,783)

Net decrease	(177,917)	(465,784)	$(2,060,960)	$(5,432,637)

2018 Annual Report	101

Notes to Financial Statements (continued)

	INTERMEDIATE DURATION PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Shares sold	38,552,357	34,239,924	$501,187,296	$451,312,186
Shares issued to shareholders on reinvestment of dividends and distributions	4,988,639	7,996,334	64,572,044	104,881,339
Shares redeemed	(39,833,661)	(40,686,525)	(516,998,084)	(536,357,116)

Net increase	3,707,335	1,549,733	$48,761,256	$19,836,409

At September 30, 2018, certain AllianceBerstein mutual funds owned 21%, 13% and 13% of International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively, in aggregate of the Portfolios’ outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolios’ performance.

NOTE 7.	Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in the Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect of the adoption of the rules will simplify certain disclosure requirements on the financial statements.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

102	Sanford C. Bernstein Fund, Inc.

2018 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2018. For foreign shareholders, the following percentages of dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends:

PORTFOLIO	% OF QUALIFIED INTEREST INCOME (FOREIGN SHAREHOLDERS)
Short Duration Plus	93.08%
Intermediate Duration	81.41%

For the taxable year ended September 30, 2018, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

PORTFOLIO	QUALIFIED DIVIDEND INCOME
International	$18,965,051
Tax-Managed International	50,598,745
Emerging Markets	11,971,261

Certain Portfolios intend to make an election to pass through foreign taxes paid by the Portfolios to their shareholders. For the taxable year ended September 30, 2018, the maximum amounts of foreign taxes that may be passed through and the foreign source income for information reporting purposes is as follows:

PORTFOLIO	FOREIGN TAXES TO PASS THROUGH	FOREIGN SOURCE INCOME
International	$3,956,136	$41,631,345
Tax-Managed International	8,357,240	96,325,198
Emerging Markets	4,102,857	36,825,639

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

2018 Annual Report	103

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Debra Perry*^

Chair

Kathleen Fisher

President

Bart Friedman*

Director

R. Jay Gerken*

Director

William Kristol*

Director

Donald K. Peterson*

Director

OFFICERS

Sharon E. Fay(1)

Vice President

Kent W. Hargis(1)

Vice President

Laurent Saltiel(1)

Vice President

Henry S. D’Auria(1)

Vice President

Fred S. Cohen(1)

Vice President

R.B. (“Guy”) Davidson III(1)

Vice President

Terrance T. Hults(1)

Vice President

Matthew J. Norton(1)

Vice President

Andrew Potter(1)

Vice President

Avi Lavi(1)

Vice President

Shawn E. Keegan(1)

Vice President

Michael Canter(1)

Vice President

Douglas J. Peebles(1)

Vice President

Janaki Rao(1)

Vice President

Greg J. Wilensky(1)

Vice President

Mark Phelps(1)

Vice President

Daniel C. Roarty(1)

Vice President

Nelson Yu(1)

Vice President

Emilie D. Wrapp

Secretary

Michael B. Reyes

Senior Analyst

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5 1 Iron Street Boston, Massachusetts 02210

TRANSFER AGENT

DST Asset Manager Solutions

2000 Crown Colony Drive Quincy, Massachusetts 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas New York, New York 10105

* Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

(1) The day-to-day management of, and investment decisions for, the International Portfolio and Tax-Managed International Portfolio are made by the International Team; Ms. Fay and Messrs. Hargis, Lavi, Phelps, Roarty and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ Portfolios. The day-to-day management of, and investment decisions for, the Emerging Markets Portfolio are made by the Emerging Markets Team; Messrs. D’Auria, Saltiel and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Short Duration Plus Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team; Messrs. Canter, Keegan, Rao and Wilensky are the professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Intermediate Duration Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team; Messrs. Canter, Keegan, Peebles, Rao and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Fixed Income Municipal Portfolios are made by the Municipal Bond Investment Team; Messrs. Cohen, Davidson, Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ Portfolios.

104	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
INTERESTED DIRECTOR
Kathleen Fisher, ** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 64 (2017)

Senior Vice President of the Manager with which she has been associated since prior to 2013. She is the Head of Wealth and Investment Strategies of the Manager’s Bernstein Private Wealth Management unit since 2014, leading the team responsible for developing and communicating asset allocation advice and investment strategies for Bernstein’s high-net-worth clients. Since 2013, Ms. Fisher has overseen research on investment planning and wealth transfer issues facing high-net-worth families, endowments and foundations. She has been a National Managing Director of Bernstein since 2009. She joined AB in 2001 as a Senior Portfolio Manager. Prior to joining AB, she spent 15 years at J.P. Morgan, most recently as a managing director advising banks on acquisitions, divestitures and financing techniques. Prior thereto, she held positions at both Morgan Stanley and at the Federal Reserve Bank of New York.

		18	Southwestern Vermont Health Care; and Hildene—The Lincoln Family Home
DISINTERESTED DIRECTORS
Debra Perry, #^ Chair of the Board 67 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	Assurant, Inc., since 2017; Genworth Financial, Inc. since 2016; Korn/Ferry International from 2008-present; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

Bart Friedman, # 73 (2005)	Senior Counsel at Cahill Gordon & Reindel LLP (law firm) since January 2017; Senior Partner since prior to 2013.	18	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; and Ovid Therapeutics, Inc.

2018 Annual Report	105

Sanford C. Bernstein Fund, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
R. Jay Gerken, # 67 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).	18	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; United Methodist Foundation of New Jersey; and Associated Banc-Corp

William Kristol, # 65 (1994)	Editor, The Weekly Standard since prior to 2013. He is a regular contributor on ABC’s This Week and on ABC’s special events and elections coverage, and appears frequently on other leading political commentary shows.	18

Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; The Institute for the Study of War; and Defending Democracy Together

Donald K. Peterson, # 69 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	18	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA-CREF; and Member of the Board of TIAA-Bank, FSB

* There is no stated term of office for the Directors.

** Ms. Fisher is an “interested person” as defined in the Investment Company Act of 1940, because of her affiliation with AB.

+ The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

# Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

106	Sanford C. Bernstein Fund, Inc.

OFFICERS’ INFORMATION
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Kathleen Fisher, 64	President	See biography above.

Michael Canter, 49	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2013.

Fred S. Cohen, 60	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2013.

Henry S. D’Auria, 56	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2013.

R.B. (“Guy”) Davidson III, 57	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2013.

Sharon E. Fay, 58	Vice President	Senior Vice President of the Adviser†, with which she has been associated since prior to 2013. She is also Head and Chief Investment Officer of Equities.

Kent W. Hargis, 50	Vice President	Senior Vice President of the Adviser,† with which he has been associated since prior to 2013.

Terrance T. Hults, 52	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2013.

Shawn E. Keegan, 47	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2013.

Avi Lavi, 52	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2013.

Mathew J. Norton, 35	Vice President	Vice President of the Adviser†, with which he has been associated since prior to 2013.

Douglas J. Peebles, 53	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2013.

2018 Annual Report	107

Sanford C. Bernstein Fund, Inc. (continued)

OFFICERS’ INFORMATION (continued)
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past Five (5) Years

Mark Phelps, 59	Vice President	Senior Vice President and Chief Investment Officer of Concentrated Global Growth of the Adviser†, with which he has been associated since December 2013. Prior thereto, he was president and managing director of Global Investments at W.P. Stewart & Co, Ltd. (“WPS”) from prior to 2013 to December 2013; and Chief Investment Officer of WPS from prior to 2012 until June 2013.

Daniel C. Roarty, 47	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2013.

Laurent Saltiel, 48	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2013.

Greg J. Wilensky, 51	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2013.

Nelson Yu, 47	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2013.

Emilie D. Wrapp, 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)†, with which she has been associated since prior to 2013.

Michael B. Reyes	Senior Analyst	Vice President of the Adviser†, with which he has been associated since prior to 2013.

Joseph J. Mantineo, 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)†, with which he has been associated since prior to 2013.

Phyllis J. Clarke, 57	Controller	Vice President of ABIS†, with which she has been associated since prior to 2013.

108	Sanford C. Bernstein Fund, Inc.

OFFICERS’ INFORMATION (continued)
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past Five (5) Years

Vincent S. Noto, 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser† since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser since 2012.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas New York, NY 10105.

† The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800)-227-4618, or visit www.bernstein.com, for a free prospectus or SAI.

2018 Annual Report	109

Board Consideration of Investment Management Arrangement

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a meeting held on October 24-25, 2018.

Section 15 of the Investment Company Act also provides that an investment advisory agreement will terminate automatically upon its “assignment,” which includes any transfer of a controlling block of outstanding voting securities of an investment adviser or the parent company of an investment adviser. Such transfer is often referred to as a “Change of Control Event.”

AXA S.A. (“AXA”) has announced to the public its plans to divest its remaining ownership interest in AXA Equitable Holdings, Inc. (“AXA Equitable”), over time in one or more transactions, subject to market conditions (the “Plan”). AXA is the holding company for an international group of insurance and related financial services companies. AXA formerly owned all of the outstanding shares of common stock of AXA Equitable. After selling a minority stake of AXA Equitable in an initial public offering during May, 2018, AXA is currently a majority owner of AXA Equitable, which is an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser. AXA Equitable also indirectly holds a majority of the outstanding partnership interests of the Adviser. It is anticipated that one or more future transactions under the Plan could be deemed a Change of Control Event resulting in the automatic termination of the Investment Management Agreement.

Because it is anticipated that one or more of the transactions contemplated by the Plan could be deemed a Change of Control Event for the Adviser resulting in the automatic termination of the Investment Management Agreement, the Board, including the Independent Directors, has approved a new investment advisory agreement with the Adviser (the “Proposed Agreement”), in connection with the Plan. The Board unanimously approved the Proposed Agreement at a meeting held on July 26, 2018, subject as to each Portfolio to approval by stockholders of that Portfolio. Stockholders have been asked to approve the Proposed Agreement at a meeting initially called for October 11, 2018 and held on November 14, 2018. The Proposed Agreement would be effective for a Portfolio after the first Change of Control Event that occurs after stockholder approval for that Portfolio.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement and the Proposed Agreement (each, an “Agreement”).

The Board received preliminary information about the Plan from the Adviser at a special telephonic meeting of the Board held on June 18, 2018. During that meeting, the Independent Directors also met separately in an executive session with their independent counsel. Following that meeting, counsel to the Independent Directors sent a letter to the Adviser dated June 20, 2018, that contained a list of information requested by the Independent Directors with respect to the Plan and the Proposed Agreement. The Adviser responded in writing to the letter. Following receipt of the Adviser’s responses, the Independent Directors met with the Fund’s Senior Analyst and counsel to the Independent Directors via a telephone conference on July 23, 2018, during which the Independent Directors reviewed the responses to their requests for information, and evaluated extensive additional materials relating to the approval of the Proposed Agreement. Following the July 23, 2018 meeting, the Independent Directors, through counsel, requested certain additional information in a letter to the Adviser dated July 24, 2018. On July 26, 2018, the Board held an in-person meeting, at which representatives of the Adviser responded to the requests for additional information, and the Board discussed its review of the Proposed Agreement and the materials the Directors had been provided. During the July 26, 2018 meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst in executive sessions. The Board then approved the Proposed Agreement as described below.

110	Sanford C. Bernstein Fund, Inc.

Prior to and following its approval of the Proposed Agreement, the Board undertook the process to review annually the continuation of the Investment Management Agreement between the Fund and the Adviser. In connection with that process, counsel to the Independent Directors sent a letter to the Adviser dated August 9, 2018, that contained a list of information requested by the Independent Directors to conduct their annual review. In addition to reviewing information in connection with the July 26, 2018 meeting, the Board of Directors, including the Independent Directors, met in person and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2018. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 20, 2018, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 20, 2018, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 20, 2018 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel dated September 26, 2018, and the Adviser provided certain additional information by means of a letter dated October 3, 2018. The Independent Directors held a telephonic meeting on October 15, 2018 with their independent counsel and the Senior Analyst to discuss the contract renewal materials and supplemental materials. Following that meeting the Independent Directors, through counsel, requested further information from the Adviser. On October 24-25, 2018, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and a report prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below. Also, after considering the additional information the Board had received in connection with their consideration of the continuation of the Investment Management Agreement, and in light of their approval of the continuation of the Investment Management Agreement, the Board further determined that it was unnecessary to seek any modification of the Proposed Agreement.

In approving each Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreements and considered whether each Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests including information regarding the Plan, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating Investment Management Agreements and certain other plans and agreements to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the July 26, 2018, September 20, 2018, and October 24-25, 2018 meetings and throughout the past year. In approving the Proposed Agreement at the July 26, 2018 Board meeting, the Board considered the information it had received through that date, including the information provided to the Board in connection with its most recent approval of the Investment Management Agreement; in approving the continuation of the Investment Management Agreement at the October 24-25, 2018 Board meeting, and in determining at that meeting that it was unnecessary to seek any modification of the Proposed Agreement, the Board considered information it had received after, as well as before and at, the July 26, 2018 meeting.

The information considered by the Board included information with respect to the Plan and the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve an Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Agreements including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and

2018 Annual Report	111

Board Consideration of Investment Management Arrangement (continued)

expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Directors also considered the fact that the Proposed Agreement would have terms and conditions identical to those of the Investment Management Agreement with the exception of the effective date under the Proposed Agreement.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue fee waivers and/or expense caps applicable to certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff appeared sufficient to provide a high level of service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered the potential impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee. The Board further reviewed information about the Plan, and the statements of the Adviser that it will continue to operate as an independent, publicly-traded US asset manager, that the Plan is not anticipated to change the Adviser’s current management structure or strategy, and that the Adviser does not believe that the Plan will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended May 31, 2018 (for the consideration of approval of the Proposed Agreement) and ended July 31, 2018 and September 30, 2018 (for the review of the continuation of the Investment Management Agreement) and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

112	Sanford C. Bernstein Fund, Inc.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios. In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2016 and 2017, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors also received presentations at the July 26, 2018 and September 20, 2018 Board meetings from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies. The Directors also considered that the profitability information did not reflect recent fee reductions implemented for certain Portfolios on January 1, 2018.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the July 26, 2018 Board meeting, the Directors received a presentation from an independent consultant regarding possible economies of scale with respect to the Proposed Agreement. The Directors discussed with the independent consultant possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services. The Directors also considered the Senior Analyst Report which they received in connection with the review of the Investment Management Agreement, which included a discussion of possible economies of scale and information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods. At the September 20, 2018 Board meeting, the Directors also received a presentation from outside counsel experienced in mutual fund fee litigation regarding potential economies of scale.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, breakpoint arrangements including recently adopted or

2018 Annual Report	113

Board Consideration of Investment Management Arrangement (continued)

modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the Proposed Agreement and the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

ADVISORY FEE SCHEDULE
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.45% of the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

114	Sanford C. Bernstein Fund, Inc.

ADVISORY FEE SCHEDULE
International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% in excess of $5 billion

Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Tax-Aware Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Overlay B Portfolio	0.65%

Tax-Aware Overlay B Portfolio	0.65%

Tax-Aware Overlay C Portfolio	0.65%

Tax-Aware Overlay N Portfolio	0.65%

2018 Annual Report	115

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBI-1947-0918

Sanford C. Bernstein Fund, Inc.

September 30, 2018

Schedule of Investments

To the Annual Report

For the Stock Portfolios

International

Tax-Managed International

Emerging Markets

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and Tax-Managed International Class Shareholders of Tax-Managed International Portfolio, International Class Shareholders of International Portfolio, and Emerging Markets Class Shareholders of Emerging Markets Portfolio

Opinions on the Financial Statements

We have audited the accompanying schedules of investments to the annual report for the Stock Portfolios of the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio (three of the fifteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”), and the related statements of assets and liabilities as of September 30, 2018, the statements of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”), which appear in the Sanford C. Bernstein Fund, Inc. September 30, 2018 Annual Report for the International Equity Portfolios. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2018 and each of the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 28, 2018

We have served as the auditor of one or more the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

International Portfolio

September 30, 2018

Company	Shares	U.S. $ Value

COMMON STOCKS–96.2%
Financials–20.1%
Banks–10.6%
Bank Hapoalim BM	442,894	$3,243,133
Bank of Ireland Group PLC	810,590	6,198,523
BOC Hong Kong Holdings Ltd.	3,353,000	15,914,390
Credicorp Ltd.	36,320	8,102,266
DBS Group Holdings Ltd.	286,200	5,459,878
DNB ASA	946,520	19,919,032
Erste Group Bank AG(a)	369,070	15,322,588
Hang Seng Bank Ltd.	256,600	6,962,583
HDFC Bank Ltd.	494,768	13,691,949
ICICI Bank Ltd.	1,266,450	5,353,573
Mitsubishi UFJ Financial Group, Inc.	2,781,100	17,278,108
Oversea-Chinese Banking Corp., Ltd.	260,300	2,178,110
Royal Bank of Canada	93,960	7,531,931
Seven Bank Ltd.	1,742,000	5,501,840
Sumitomo Mitsui Financial Group, Inc.	87,000	3,501,216
Svenska Handelsbanken AB–Class A SHS	521,990	6,583,148
Swedbank AB–Class A	349,180	8,635,974
Toronto-Dominion Bank (The)	113,960	6,925,034
Westpac Banking Corp.	149,960	3,015,795
Yes Bank Ltd.	730,978	1,858,023

		163,177,094

Capital Markets–3.6%
Azimut Holding SpA	228,514	3,435,112
Credit Suisse Group AG(a)	1,107,493	16,618,438
Euronext NV(b)	68,250	4,484,387
IG Group Holdings PLC	377,643	3,113,219
London Stock Exchange Group PLC	68,300	4,081,384
Partners Group Holding AG	26,545	21,042,707
Singapore Exchange Ltd.	630,100	3,395,971

		56,171,218

Consumer Finance–0.9%
Bharat Financial Inclusion Ltd.(a)	408,160	5,852,542
Hitachi Capital Corp.	282,600	7,865,890

		13,718,432

Diversified Financial Services–0.3%
ORIX Corp.	251,800	4,077,050

Insurance–4.3%
Admiral Group PLC	95,090	2,577,626
AIA Group Ltd.	1,506,400	13,432,440
Allianz SE	76,470	17,019,683
Direct Line Insurance Group PLC	667,488	2,817,331
NN Group NV	128,712	5,744,734
PICC Property & Casualty Co., Ltd.–Class H	5,703,000	6,711,928
Prudential PLC	472,589	10,835,546
Sampo Oyj–Class A	65,870	3,408,706
Swiss Re AG	41,330	3,807,995

		66,355,989

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance–0.4%
Housing Development Finance Corp., Ltd.	270,150	$6,522,466

		310,022,249

Consumer Discretionary–14.2%
Auto Components–3.4%
Aptiv PLC	106,170	8,907,663
Delphi Technologies PLC	126,213	3,958,040
Hankook Tire Co., Ltd.	161,070	7,271,405
Magna International, Inc.–Class A	172,330	9,052,495
NGK Spark Plug Co., Ltd.	439,100	12,799,583
Valeo SA	256,516	11,107,368

		53,096,554

Automobiles–2.2%
Honda Motor Co., Ltd.	351,300	10,579,839
Peugeot SA	470,500	12,692,083
Subaru Corp.	339,800	10,416,328

		33,688,250

Distributors–0.3%
PALTAC Corp.	71,500	3,908,547

Hotels, Restaurants & Leisure–1.2%
Aristocrat Leisure Ltd.	359,580	7,384,675
Compass Group PLC	353,850	7,867,260
Merlin Entertainments PLC(b)	674,877	3,519,592

		18,771,527

Household Durables–2.7%
Auto Trader Group PLC(b)	985,676	5,733,921
Nikon Corp.	819,400	15,397,597
Panasonic Corp.	1,557,100	18,048,697
Persimmon PLC	68,097	2,096,524

		41,276,739

Internet & Direct Marketing Retail–0.8%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	26,284	4,330,552
Ctrip.com International Ltd. (ADR)(a)	85,119	3,163,873
Moneysupermarket.com Group PLC	1,220,478	4,441,009

		11,935,434

Leisure Products–0.9%
Amer Sports Oyj(a)	271,304	11,086,497
Bandai Namco Holdings, Inc.	82,300	3,197,424

		14,283,921

Multiline Retail–0.3%
B&M European Value Retail SA	881,520	4,442,686

Textiles, Apparel & Luxury Goods–2.4%
HUGO BOSS AG	117,040	9,004,485
LVMH Moet Hennessy Louis Vuitton SE	15,222	5,379,012
Moncler SpA	134,390	5,782,455
Pandora A/S	132,320	8,263,176
Samsonite International SA(a)(b)	825,100	3,051,939
Shenzhou International Group Holdings Ltd.	416,000	5,337,745

		36,818,812

		218,222,470

Schedule of Investments—International Portfolio	1

Company	Shares	U.S. $ Value

Industrials–11.6%
Aerospace & Defense–2.8%
Airbus SE	129,697	$16,282,506
BAE Systems PLC	1,763,890	14,463,836
Leonardo SpA	264,420	3,178,120
MTU Aero Engines AG	39,610	8,923,292

		42,847,754

Airlines–1.6%
Japan Airlines Co., Ltd.	358,500	12,885,247
Qantas Airways Ltd.	2,633,454	11,224,443

		24,109,690

Building Products–1.1%
Assa Abloy AB–Class B	171,284	3,433,196
Cie de Saint-Gobain	93,770	4,041,581
Kingspan Group PLC	216,470	10,093,517

		17,568,294

Commercial Services & Supplies–0.3%
China Everbright International Ltd.	6,183,111	5,338,424

Construction & Engineering–0.2%
Taisei Corp.	68,800	3,136,132

Electrical Equipment–1.6%
Nidec Corp.	36,000	5,176,646
Schneider Electric SE	102,650	8,242,485
Signify NV(b)	176,344	4,564,637
Vestas Wind Systems A/S	102,650	6,934,648

		24,918,416

Industrial Conglomerates–0.7%
Siemens AG	81,710	10,447,732

Machinery–1.0%
FANUC Corp.	19,400	3,649,775
Glory Ltd.	200,300	4,891,268
Hoshizaki Corp.	34,900	3,612,309
KION Group AG	48,180	2,958,302

		15,111,654

Professional Services–2.3%
Intertek Group PLC	71,250	4,634,979
Recruit Holdings Co., Ltd.	282,900	9,449,267
RELX PLC(a)	228,753	4,805,920
RELX PLC (London)	353,260	7,431,404
Wolters Kluwer NV	149,580	9,324,802

		35,646,372

		179,124,468

Information Technology–10.8%
Communications Equipment–0.8%
Nokia Oyj	2,180,590	12,123,569

Electronic Equipment, Instruments & Components–1.4%
Halma PLC	268,825	5,061,132
Horiba Ltd.	61,200	3,243,833
Ingenico Group SA	66,748	5,074,930
Keyence Corp.	8,900	5,169,890
Murata Manufacturing Co., Ltd.	18,100	2,781,174

		21,330,959

Company	Shares	U.S. $ Value

IT Services–1.7%
Amadeus IT Group SA–Class A	106,380	$9,860,248
Capgemini SE	91,673	11,541,426
Otsuka Corp.	155,700	5,807,619

		27,209,293

Semiconductors & Semiconductor Equipment–3.2%
ams AG(a)	61,100	3,438,996
ASML Holding NV	46,440	8,719,322
Infineon Technologies AG	285,770	6,502,943
SCREEN Holdings Co., Ltd.	101,900	5,991,797
SUMCO Corp.	326,800	4,760,696
Taiwan Semiconductor Manufacturing Co., Ltd.	2,314,000	19,746,594

		49,160,348

Software–2.8%
Check Point Software Technologies Ltd.(a)	49,540	5,829,372
Constellation Software, Inc./Canada	7,780	5,721,355
Dassault Systemes SE	48,850	7,309,788
Nice Ltd.(a)	81,963	9,335,891
Oracle Corp. Japan	104,200	8,395,632
SAP SE	28,311	3,481,221
Temenos AG(a)	19,144	3,118,030

		43,191,289

Technology Hardware, Storage & Peripherals–0.9%
Samsung Electronics Co., Ltd.	242,080	10,131,255
Samsung Electronics Co., Ltd. (GDR) (London)(b)	3,120	3,269,005

		13,400,260

		166,415,718

Consumer Staples–9.9%
Beverages–1.2%
Coca-Cola Bottlers Japan Holdings, Inc.	196,300	5,253,823
Diageo PLC	197,990	7,014,405
Treasury Wine Estates Ltd.	431,003	5,440,082

		17,708,310

Food & Staples Retailing–0.3%
Tsuruha Holdings, Inc.	43,500	5,354,403

Food Products–3.1%
Calbee, Inc.	118,800	3,911,627
Kerry Group PLC–Class A	66,130	7,313,321
Nestle SA	161,100	13,409,408
Orkla ASA	1,137,350	9,609,494
Salmar ASA	119,810	5,985,336
WH Group Ltd.(b)	11,389,000	7,995,704

		48,224,890

Household Products–1.6%
Henkel AG & Co. KGaA (Preference Shares)	95,430	11,189,234
Reckitt Benckiser Group PLC	61,874	5,652,190
Unicharm Corp.	235,500	7,791,670

		24,633,094

2	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Company	Shares	U.S. $ Value

Personal Products–1.0%
Godrej Consumer Products Ltd.	493,580	$5,271,168
Unilever PLC	180,180	9,898,026

		15,169,194

Tobacco–2.7%
British American Tobacco PLC	548,387	25,566,074
Japan Tobacco, Inc.	449,700	11,743,153
Scandinavian Tobacco Group A/S(b)	256,480	3,933,313

		41,242,540

		152,332,431

Materials–8.2%
Chemicals–4.4%
Air Water, Inc.	331,100	6,076,372
Chr Hansen Holding A/S	35,030	3,551,538
Covestro AG(b)	47,190	3,819,899
Croda International PLC	81,480	5,523,016
Incitec Pivot Ltd.	2,410,150	6,929,778
Johnson Matthey PLC	231,450	10,740,023
Koninklijke DSM NV	30,825	3,264,777
Nippon Shokubai Co., Ltd.	127,400	9,898,905
Sika AG	30,180	4,391,778
Tosoh Corp.	301,900	4,649,841
Umicore SA	88,150	4,923,922
Victrex PLC	103,510	4,501,108

		68,270,957

Construction Materials–0.9%
Buzzi Unicem SpA	416,730	8,641,027
CRH PLC (London)	129,078	4,224,189

		12,865,216

Containers & Packaging–0.5%
Amcor Ltd./Australia	210,750	2,082,886
BillerudKorsnas AB	475,330	6,134,660

		8,217,546

Metals & Mining–2.4%
First Quantum Minerals Ltd.	449,230	5,116,071
Gerdau SA (Preference Shares)	1,576,900	6,712,040
Norsk Hydro ASA	1,834,950	11,003,948
Northern Star Resources Ltd.	842,760	5,059,545
South32 Ltd.	818,910	2,301,387
Yamato Kogyo Co., Ltd.	228,400	7,082,963

		37,275,954

		126,629,673

Health Care–7.2%
Biotechnology–0.2%
Genmab A/S(a)	21,967	3,450,400

Health Care Equipment & Supplies–0.5%
Essilor International Cie Generale d’Optique SA	56,290	8,332,028

Health Care Providers & Services–0.5%
Apollo Hospitals Enterprise Ltd.	492,300	$7,156,614

Life Sciences Tools & Services–1.3%
Eurofins Scientific SE	8,618	4,903,049
Gerresheimer AG	68,272	5,763,641
ICON PLC(a)	37,490	5,764,088
Lonza Group AG(a)	10,010	3,424,394
Tecan Group AG	2,852	675,155

		20,530,327

Pharmaceuticals–4.7%
Astellas Pharma, Inc.	367,200	6,412,402
H Lundbeck A/S	68,660	4,238,269
Novo Nordisk A/S–Class B	406,970	19,154,067
Ono Pharmaceutical Co., Ltd.	446,600	12,641,677
Roche Holding AG	56,113	13,568,982
Sanofi	50,820	4,540,624
Teva Pharmaceutical Industries Ltd.	4,710	104,022
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	430,260	9,267,800
Vectura Group PLC(a)	1,746,660	1,815,832

		71,743,675

		111,213,044

Energy–6.3%
Oil, Gas & Consumable Fuels–6.3%
Caltex Australia Ltd.	113,090	2,443,175
JXTG Holdings, Inc.	2,195,900	16,609,325
PetroChina Co., Ltd.–Class H	15,412,000	12,474,409
Repsol SA	670,900	13,355,827
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	694,870	23,807,117
Royal Dutch Shell PLC–Class A	206,346	7,075,283
Royal Dutch Shell PLC–Class B	231,940	8,119,419
Showa Shell Sekiyu KK	228,400	4,845,058
TOTAL SA	129,623	8,428,185

		97,157,798

Communication Services–5.6%
Diversified Telecommunication Services–2.9%
Cellnex Telecom SA(b)	144,527	3,790,538
China Unicom Hong Kong Ltd.	8,566,000	10,007,265
Deutsche Telekom AG	399,210	6,426,735
HKT Trust & HKT Ltd.–Class SS	5,218,000	7,175,051
Nippon Telegraph & Telephone Corp.	373,700	16,865,209

		44,264,798

Entertainment–1.3%
CTS Eventim AG & Co. KGaA	138,530	6,210,721
Daiichikosho Co., Ltd.	49,200	2,372,305
Nintendo Co., Ltd.	29,500	10,733,080

		19,316,106

Schedule of Investments—International Portfolio	3

Company	Shares	U.S. $ Value

Interactive Media & Services–1.4%
carsales.com Ltd.	315,470	$3,296,924
Kakaku.com, Inc.	141,100	2,756,805
Tencent Holdings Ltd.	190,700	7,786,439
Yahoo Japan Corp.	2,282,800	8,197,847

		22,038,015

		85,618,919

Utilities–1.2%
Electric Utilities–0.4%
EDP–Energias de Portugal SA	1,674,965	6,180,317

Multi-Utilities–0.4%
Suez	386,910	5,503,756

Water Utilities–0.4%
Beijing Enterprises Water Group Ltd.(a)	8,296,000	4,422,727
Cia de Saneamento Basico do Estado de Sao Paulo	357,800	2,089,983

		6,512,710

		18,196,783

Real Estate–1.1%
Equity Real Estate Investment Trusts (REITs)–0.2%
Nippon Building Fund, Inc.	563	3,255,389

Real Estate Management & Development–0.9%
Aroundtown SA	781,220	$6,960,012
SM Prime Holdings, Inc.	8,350,800	5,588,064
Vonovia SE	34,334	1,679,214

		14,227,290

		17,482,679

Total Common Stocks (cost $1,339,980,657)		1,482,416,232

SHORT-TERM INVESTMENTS–3.2%
Investment Companies–3.2%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.98%(c)(d)(e) (cost $49,493,883)	49,493,883	49,493,883

Total Investments—99.4% (cost $1,389,474,540)		1,531,910,115

Other assets less liabilities—0.6%		9,650,574

Net Assets—100.0%		$1,541,560,689

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI EAFE Futures	435	December 2018	USD	22	$42,497,885	$42,967,125	$469,240

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	PHP	254,052	USD	4,637	12/11/18	$(36,478)
Bank of America, NA	CAD	2,022	USD	1,562	12/14/18	(5,651)
Barclays Bank PLC	CNY	16,106	USD	2,340	10/25/18	(1,720)
Barclays Bank PLC	USD	7,182	CNY	49,386	10/25/18	(2,031)
Barclays Bank PLC	USD	1,795	INR	131,935	12/13/18	3,757
Barclays Bank PLC	CAD	39,949	USD	30,598	12/14/18	(378,550)
Barclays Bank PLC	ILS	60,993	USD	17,119	12/14/18	255,383
Barclays Bank PLC	NOK	93,409	USD	11,275	12/14/18	(237,451)
Barclays Bank PLC	USD	2,548	NZD	3,905	12/14/18	41,776
Citibank, NA	BRL	31,646	USD	7,904	10/02/18	67,813
Citibank, NA	BRL	31,646	USD	7,636	10/02/18	(200,411)
Citibank, NA	USD	7,662	BRL	31,646	10/02/18	173,511
Citibank, NA	USD	7,904	BRL	31,646	10/02/18	(67,813)
Citibank, NA	CNY	422,354	USD	62,659	10/25/18	1,252,140
Citibank, NA	BRL	31,646	USD	7,641	11/05/18	(176,214)
Citibank, NA	KRW	19,636,176	USD	17,363	11/15/18	(348,112)

4	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	INR	221,300	USD	3,120	12/13/18	$102,761
Citibank, NA	EUR	9,361	USD	11,001	12/14/18	66,671
Citibank, NA	JPY	462,516	USD	4,147	12/14/18	53,241
Citibank, NA	USD	5,586	CHF	5,491	12/14/18	47,630
Citibank, NA	USD	64,924	EUR	55,782	12/14/18	232,477
Citibank, NA	USD	14,486	EUR	12,249	12/14/18	(178,639)
Citibank, NA	USD	1,413	JPY	158,646	12/14/18	(8,329)
Credit Suisse International	NOK	90,603	USD	10,894	12/14/18	(272,283)
Credit Suisse International	USD	3,275	NOK	26,513	12/14/18	(7,787)
Credit Suisse International	USD	25,309	SEK	228,480	12/14/18	561,039
Deutsche Bank AG	PEN	24,036	USD	7,274	10/12/18	1,747
Deutsche Bank AG	USD	4,264	AUD	5,937	12/14/18	30,205
HSBC Bank USA	HKD	20,733	USD	2,656	12/14/18	4,858
JPMorgan Chase Bank, NA	USD	2,125	CNY	14,763	10/25/18	21,336
JPMorgan Chase Bank, NA	KRW	1,393,382	USD	1,251	11/15/18	(6,224)
JPMorgan Chase Bank, NA	SEK	103,082	USD	11,401	12/14/18	(270,567)
JPMorgan Chase Bank, NA	USD	2,030	AUD	2,799	12/14/18	(5,938)
Morgan Stanley & Co., Inc.	TWD	56,196	USD	1,836	12/11/18	(19,632)
Morgan Stanley & Co., Inc.	HKD	408,781	USD	52,163	12/14/18	(109,794)
Morgan Stanley & Co., Inc.	JPY	523,012	USD	4,635	12/14/18	5,586
Morgan Stanley & Co., Inc.	USD	36,252	AUD	50,876	12/14/18	543,485
Morgan Stanley & Co., Inc.	USD	4,760	AUD	6,508	12/14/18	(52,834)
Morgan Stanley & Co., Inc.	USD	46,344	GBP	35,472	12/14/18	48,876
Morgan Stanley & Co., Inc.	USD	12,694	JPY	1,400,336	12/14/18	(299,719)
Natwest Markets PLC	USD	4,684	INR	342,335	12/13/18	(17,226)
Natwest Markets PLC	EUR	5,234	USD	6,164	12/14/18	50,837
Standard Chartered Bank	CNY	26,247	USD	3,806	10/25/18	(9,992)
Standard Chartered Bank	USD	9,905	KRW	11,196,302	11/15/18	194,276
Standard Chartered Bank	TWD	508,419	USD	16,614	12/11/18	(171,973)
Standard Chartered Bank	INR	3,873,358	USD	55,703	12/13/18	2,900,756
Standard Chartered Bank	USD	4,105	JPY	453,464	12/14/18	(91,181)
State Street Bank & Trust Co.	USD	41,206	CHF	39,671	12/14/18	(506,929)
UBS AG	USD	4,930	JPY	540,265	12/14/18	(148,317)

						$3,028,366

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate market value of these securities amounted to $44,162,935 or 2.9% of net assets.
(c)	Affiliated investments.
(d)	The rate shown represents the 7-day yield as of period end.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Sol

PHP—Philippine Peso

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

EAFE—Europe, Australia, and Far East

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

See notes to financial statements.

Schedule of Investments—International Portfolio	5

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Managed International Portfolio

September 30, 2018

Company	Shares	U.S. $ Value

COMMON STOCKS–95.9%
Financials–20.0%
Banks–10.5%
Bank Hapoalim BM	1,017,837	$7,453,207
Bank of Ireland Group PLC	1,863,900	14,253,109
BOC Hong Kong Holdings Ltd.	7,785,000	36,950,053
Credicorp Ltd.	83,940	18,725,335
DBS Group Holdings Ltd.	656,300	12,520,328
DNB ASA	2,165,200	45,565,534
Erste Group Bank AG(a)	825,598	34,276,149
Hang Seng Bank Ltd.	593,700	16,109,452
HDFC Bank Ltd.	1,144,716	31,678,267
ICICI Bank Ltd.	2,965,990	12,537,916
Mitsubishi UFJ Financial Group, Inc.	6,419,200	39,880,489
Oversea-Chinese Banking Corp., Ltd.	594,800	4,977,102
Royal Bank of Canada	216,860	17,383,722
Seven Bank Ltd.	4,013,800	12,676,973
Sumitomo Mitsui Financial Group, Inc.	200,900	8,084,993
Svenska Handelsbanken AB– Class A	1,207,630	15,230,190
Swedbank AB–Class A	814,150	20,135,683
Toronto-Dominion Bank (The)	263,420	16,007,305
Westpac Banking Corp.	324,100	6,517,866
Yes Bank Ltd.	1,711,926	4,351,428

		375,315,101

Capital Markets–3.6%
Azimut Holding SpA	531,165	7,984,680
Credit Suisse Group AG(a)	2,537,344	38,074,005
Euronext NV(b)	157,340	10,338,072
IG Group Holdings PLC	877,987	7,237,963
London Stock Exchange Group PLC	157,860	9,433,196
Partners Group Holding AG	61,164	48,485,822
Singapore Exchange Ltd.	1,453,500	7,833,747

		129,387,485

Consumer Finance–0.9%
Bharat Financial Inclusion Ltd.(a)	943,310	13,525,975
Hitachi Capital Corp.	663,200	18,459,512

		31,985,487

Diversified Financial Services–0.3%
ORIX Corp.	585,500	9,480,194

Insurance–4.3%
Admiral Group PLC	221,160	5,995,035
AIA Group Ltd.	3,496,000	31,173,532
Allianz SE	177,170	39,432,160
Direct Line Insurance Group PLC	1,530,624	6,460,454
NN Group NV	296,969	13,254,459
PICC Property & Casualty Co., Ltd.–Class H	13,341,000	15,701,179

Prudential PLC	1,094,788	$25,101,358
Sampo Oyj–Class A	151,970	7,864,293
Swiss Re AG	95,580	8,806,391

		153,788,861

Thrifts & Mortgage Finance–0.4%
Housing Development Finance Corp., Ltd.	624,350	15,074,224

		715,031,352

Consumer Discretionary–14.1%
Auto Components–3.5%
Aptiv PLC	248,350	20,836,565
Delphi Technologies PLC	290,446	9,108,386
Hankook Tire Co., Ltd.	374,726	16,916,773
Magna International, Inc.–Class A	404,320	21,238,930
NGK Spark Plug Co., Ltd.	1,006,200	29,330,314
Valeo SA	597,387	25,867,381

		123,298,349

Automobiles–2.1%
Honda Motor Co., Ltd.	795,600	23,960,489
Peugeot SA	1,083,670	29,232,793
Subaru Corp.	755,900	23,171,579

		76,364,861

Distributors–0.2%
PALTAC Corp.	166,600	9,107,189

Hotels, Restaurants & Leisure–1.2%
Aristocrat Leisure Ltd.	810,690	16,649,096
Compass Group PLC	799,850	17,783,319
Merlin Entertainments PLC(b)	1,568,701	8,181,029

		42,613,444

Household Durables–2.7%
Auto Trader Group PLC(b)	2,434,952	14,164,719
Nikon Corp.	1,857,200	34,899,215
Panasonic Corp.	3,584,800	41,552,224
Persimmon PLC	158,348	4,875,110

		95,491,268

Internet & Direct Marketing Retail–0.8%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	60,809	10,018,891
Ctrip.com International Ltd. (ADR)(a)	197,852	7,354,159
Moneysupermarket.com Group PLC	2,719,460	9,895,423

		27,268,473

Leisure Products–0.9%
Amer Sports Oyj(a)	631,986	25,825,315
Bandai Namco Holdings, Inc.	190,200	7,389,428

		33,214,743

Multiline Retail–0.3%
B&M European Value Retail SA	2,036,462	10,263,365

Textiles, Apparel & Luxury Goods–2.4%
HUGO BOSS AG	272,594	20,972,049
LVMH Moet Hennessy Louis Vuitton SE	35,119	12,410,033

6	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Company	Shares	U.S. $ Value

Moncler SpA	300,460	$12,928,018
Pandora A/S	309,290	19,314,674
Samsonite International SA(a)(b)	1,924,400	7,118,109
Shenzhou International Group Holdings Ltd.	957,000	12,279,380

		85,022,263

		502,643,955

Industrials–11.6%
Aerospace & Defense–2.8%
Airbus SE	303,473	38,098,805
BAE Systems PLC	3,975,731	32,600,855
Leonardo SpA	609,753	7,328,751
MTU Aero Engines AG	88,740	19,991,238

		98,019,649

Airlines–1.6%
Japan Airlines Co., Ltd.	817,000	29,364,705
Qantas Airways Ltd.	6,089,215	25,953,765

		55,318,470

Building Products–1.1%
Assa Abloy AB–Class B	398,138	7,980,231
Cie de Saint-Gobain	216,710	9,340,417
Kingspan Group PLC	498,300	23,234,626

		40,555,274

Commercial Services & Supplies–0.3%
China Everbright International Ltd.	14,312,148	12,356,938

Construction & Engineering–0.2%
Taisei Corp.	158,800	7,238,631

Electrical Equipment–1.6%
Nidec Corp.	83,900	12,064,461
Schneider Electric SE	237,240	19,049,655
Signify NV(b)	412,815	10,685,654
Vestas Wind Systems A/S	241,510	16,315,507

		58,115,277

Industrial Conglomerates–0.7%
Siemens AG	188,100	24,051,137

Machinery–1.0%
FANUC Corp.	45,000	8,465,972
Glory Ltd.	466,400	11,389,352
Hoshizaki Corp.	80,900	8,373,519
KION Group AG	111,740	6,860,953

		35,089,796

Professional Services–2.3%
Intertek Group PLC	164,220	10,682,895
Recruit Holdings Co., Ltd.	652,000	21,777,739
RELX PLC(a)	531,720	11,171,016
RELX PLC (London)	798,640	16,800,703
Wolters Kluwer NV	347,820	21,683,063

		82,115,416

		412,860,588

Company	Shares	U.S. $ Value

Information Technology–10.8%
Communications Equipment–0.8%
Nokia Oyj	4,940,290	$27,466,855

Electronic Equipment, Instruments & Components–1.4%
Halma PLC	618,552	11,645,394
Horiba Ltd.	142,300	7,542,443
Ingenico Group SA	155,151	11,796,315
Keyence Corp.	20,800	12,082,439
Murata Manufacturing Co., Ltd.	41,800	6,422,822

		49,489,413

IT Services–1.8%
Amadeus IT Group SA–Class A	247,370	22,928,460
Capgemini SE	212,550	26,759,570
Otsuka Corp.	362,000	13,502,621

		63,190,651

Semiconductors & Semiconductor Equipment–3.2%
ams AG(a)	141,200	7,947,402
ASML Holding NV	107,679	20,217,223
Infineon Technologies AG	663,000	15,087,137
SCREEN Holdings Co., Ltd.	227,000	13,347,772
SUMCO Corp.	763,900	11,128,199
Taiwan Semiconductor Manufacturing Co., Ltd.	5,375,000	45,867,738

		113,595,471

Software–2.8%
Check Point Software Technologies Ltd.(a)	114,220	13,440,267
Constellation Software, Inc./Canada	17,832	13,113,523
Dassault Systemes SE	112,910	16,895,562
Nice Ltd.(a)	189,649	21,601,728
Oracle Corp. Japan	241,700	19,474,322
SAP SE	61,951	7,617,714
Temenos AG(a)	44,440	7,238,051

		99,381,167

Technology Hardware, Storage & Peripherals–0.8%
Samsung Electronics Co., Ltd.	732,330	30,648,635

		383,772,192

Consumer Staples–9.9%
Beverages–1.2%
Coca-Cola Bottlers Japan Holdings, Inc.	463,300	12,399,879
Diageo PLC	457,340	16,202,677
Treasury Wine Estates Ltd.	999,848	12,619,993

		41,222,549

Food & Staples Retailing–0.3%
Tsuruha Holdings, Inc.	100,200	12,333,589

Food Products–3.1%
Calbee, Inc.	275,900	9,084,326
Kerry Group PLC–Class A	152,830	16,901,478
Nestle SA	374,520	31,173,753
Orkla ASA	2,658,920	22,465,271
Salmar ASA	276,490	13,812,583

Schedule of Investments—Tax-Managed International Portfolio	7

Company	Shares	U.S. $ Value

WH Group Ltd.(b)	25,694,500	$18,038,951

		111,476,362

Household Products–1.6%
Henkel AG & Co. KGaA (Preference Shares)	224,580	26,332,163
Reckitt Benckiser Group PLC	142,731	13,038,477
Unicharm Corp.	542,100	17,935,730

		57,306,370

Personal Products–1.0%
Godrej Consumer Products Ltd.	1,140,090	12,175,545
Unilever PLC	419,040	23,019,586

		35,195,131

Tobacco–2.7%
British American Tobacco PLC	1,263,114	58,887,000
Japan Tobacco, Inc.	1,024,100	26,742,635
Scandinavian Tobacco Group A/S(b)	593,960	9,108,823

		94,738,458

		352,272,459

Materials–8.2%
Chemicals–4.4%
Air Water, Inc.	743,500	13,644,767
Chr Hansen Holding A/S	80,900	8,202,095
Covestro AG(b)	108,370	8,772,251
Croda International PLC	189,810	12,866,023
Incitec Pivot Ltd.	5,639,740	16,215,649
Johnson Matthey PLC	524,190	24,324,098
Koninklijke DSM NV	71,244	7,545,685
Nippon Shokubai Co., Ltd.	283,100	21,996,704
Sika AG	69,990	10,184,909
Tosoh Corp.	708,100	10,906,103
Umicore SA	202,900	11,333,680
Victrex PLC	239,270	10,404,601

		156,396,565

Construction Materials–0.8%
Buzzi Unicem SpA	935,170	19,391,044
CRH PLC (London)	300,032	9,818,806

		29,209,850

Containers & Packaging–0.6%
Amcor Ltd./Australia	484,960	4,792,960
BillerudKorsnas AB	1,113,190	14,366,949

		19,159,909

Metals & Mining–2.4%
First Quantum Minerals Ltd.	999,170	11,379,082
Gerdau SA (Preference Shares)	3,804,000	16,191,643
Norsk Hydro ASA	4,164,310	24,972,805
Northern Star Resources Ltd.	1,940,790	11,651,614
South32 Ltd.	1,904,230	5,351,466
Yamato Kogyo Co., Ltd.	535,600	16,609,610

		86,156,220

		290,922,544

Health Care–7.2%
Biotechnology–0.2%
Genmab A/S(a)	51,061	$8,020,253

Health Care Equipment & Supplies–0.5%
Essilor International Cie Generale d’Optique SA	130,100	19,257,361

Health Care Providers & Services–0.5%
Apollo Hospitals Enterprise Ltd.	1,137,770	16,539,874

Life Sciences Tools & Services–1.3%
Eurofins Scientific SE	20,107	11,439,500
Gerresheimer AG	157,487	13,295,327
ICON PLC(a)	86,300	13,268,625
Lonza Group AG(a)	23,160	7,922,974
Tecan Group AG	6,591	1,560,290

		47,486,716

Pharmaceuticals–4.7%
Astellas Pharma, Inc.	848,000	14,808,598
H Lundbeck A/S	158,890	9,808,019
Novo Nordisk A/S–Class B	940,520	44,265,628
Ono Pharmaceutical Co., Ltd.	1,049,800	29,716,150
Roche Holding AG	129,331	31,274,214
Sanofi	116,810	10,436,645
Teva Pharmaceutical Industries Ltd.	11,102	245,191
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	976,010	21,023,255
Vectura Group PLC(a)	3,945,580	4,101,835

		165,679,535

		256,983,739

Energy–6.3%
Oil, Gas & Consumable Fuels–6.3%
Caltex Australia Ltd.	262,980	5,681,370
JXTG Holdings, Inc.	5,031,600	38,057,963
PetroChina Co., Ltd.–Class H	36,060,000	29,186,814
Repsol SA	1,543,140	30,719,797
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	1,652,950	56,632,138
Royal Dutch Shell PLC–Class A	431,800	14,805,750
Royal Dutch Shell PLC–Class B	539,325	18,879,908
Showa Shell Sekiyu KK	531,200	11,268,366
TOTAL SA	299,759	19,490,555

		224,722,661

Communication Services–5.5%
Diversified Telecommunication Services–2.9%
Cellnex Telecom SA(b)	335,163	8,790,387
China Unicom Hong Kong Ltd.	19,532,000	22,818,339
Deutsche Telekom AG	927,390	14,929,710
HKT Trust & HKT Ltd.–Class SS	12,121,000	16,667,074
Nippon Telegraph & Telephone Corp.	861,300	38,870,765

		102,076,275

8	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Company	Shares	U.S. $ Value

Entertainment–1.2%
CTS Eventim AG & Co. KGaA	311,570	$13,968,631
Daiichikosho Co., Ltd.	114,400	5,516,092
Nintendo Co., Ltd.	69,000	25,104,491

		44,589,214

Interactive Media & Services–1.4%
carsales.com Ltd.	729,310	7,621,896
Kakaku.com, Inc.	327,300	6,394,773
Tencent Holdings Ltd.	440,400	17,981,897
Yahoo Japan Corp.	5,291,600	19,002,858

		51,001,424

		197,666,913

Utilities–1.2%
Electric Utilities–0.4%
EDP–Energias de Portugal SA	3,919,092	14,460,738

Multi-Utilities–0.4%
Suez	894,360	12,722,182

Water Utilities–0.4%
Beijing Enterprises Water Group Ltd.(a)	19,172,000	10,220,891
Cia de Saneamento Basico do Estado de Sao Paulo	813,300	4,750,652

		14,971,543

		42,154,463

Real Estate–1.1%
Equity Real Estate Investment Trusts (REITs)–0.2%
Nippon Building Fund, Inc.	1,296	7,493,755

Real Estate Management & Development–0.9%
Aroundtown SA	1,827,930	$16,285,315
SM Prime Holdings, Inc.	19,238,800	12,873,933
Vonovia SE	71,445	3,494,247

		32,653,495

		40,147,250

Total Common Stocks (cost $3,127,333,491)		3,419,178,116

SHORT-TERM INVESTMENTS–3.5%
Investment Companies–3.5%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.98%(c)(d)(e) (cost $123,105,121)	123,105,121	123,105,121

Total Investments—99.4% (cost $3,250,438,612)		3,542,283,237

Other assets less liabilities—0.6%		22,798,234

Net Assets—100.0%		$3,565,081,471

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI EAFE Futures	1,086	December 2018	USD	54	$106,269,997	$107,269,650	$999,653

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	JPY	808,966	USD	7,296	10/16/18	$168,440
Bank of America, NA	USD	6,029	GBP	4,594	10/16/18	(37,458)
Bank of America, NA	USD	47,771	JPY	5,340,628	10/16/18	(718,626)
Bank of America, NA	PHP	592,213	USD	10,809	12/11/18	(85,032)
Barclays Bank PLC	CHF	10,164	USD	10,525	10/16/18	155,815
Barclays Bank PLC	GBP	8,269	USD	10,825	10/16/18	40,308
Barclays Bank PLC	ILS	25,976	USD	7,165	10/16/18	16,104
Barclays Bank PLC	SGD	16,479	USD	12,076	10/16/18	17,459

Schedule of Investments—Tax-Managed International Portfolio	9

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	13,492	CHF	13,343	10/16/18	$121,122
Barclays Bank PLC	USD	21,569	JPY	2,385,513	10/16/18	(552,159)
Barclays Bank PLC	USD	5,787	NZD	8,584	10/16/18	(96,657)
Barclays Bank PLC	CNY	97,591	USD	14,163	10/25/18	(25,983)
Barclays Bank PLC	USD	16,938	CNY	116,515	10/25/18	2,599
Barclays Bank PLC	INR	610,963	USD	8,581	12/13/18	252,253
Barclays Bank PLC	USD	3,869	INR	280,964	12/13/18	(38,522)
BNP Paribas SA	USD	11,999	SGD	16,479	10/16/18	59,655
Brown Brothers Harriman & Co.	USD	11,220	JPY	1,251,993	10/16/18	(190,165)
Citibank, NA	BRL	73,173	USD	17,655	10/02/18	(463,398)
Citibank, NA	USD	18,275	BRL	73,173	10/02/18	(156,800)
Citibank, NA	EUR	10,713	USD	12,456	10/16/18	4,311
Citibank, NA	USD	34,030	EUR	29,678	10/16/18	465,008
Citibank, NA	CNY	982,525	USD	145,764	10/25/18	2,912,863
Citibank, NA	KRW	44,640,964	USD	39,474	11/15/18	(791,398)
Citibank, NA	USD	18,610	EUR	15,682	1/17/19	(232,046)
Credit Suisse International	EUR	15,481	USD	18,172	10/16/18	178,019
Credit Suisse International	GBP	20,691	USD	26,485	10/16/18	(500,648)
Credit Suisse International	HKD	7,142	USD	912	10/16/18	(677)
Credit Suisse International	NOK	331,899	USD	39,998	10/16/18	(805,681)
Credit Suisse International	SEK	191,298	USD	21,425	10/16/18	(123,808)
Credit Suisse International	USD	3,502	CAD	4,601	10/16/18	60,935
Credit Suisse International	USD	26,110	NOK	216,347	10/16/18	487,922
Credit Suisse International	USD	7,563	NOK	61,358	10/16/18	(19,621)
Credit Suisse International	USD	57,472	SEK	521,291	10/16/18	1,250,207
Credit Suisse International	USD	22,408	SEK	191,298	10/16/18	(858,841)
Deutsche Bank AG	PEN	66,598	USD	20,154	10/12/18	4,840
Deutsche Bank AG	USD	3,898	PEN	12,941	10/12/18	17,461
Deutsche Bank AG	ILS	111,352	USD	30,740	10/16/18	94,037
Deutsche Bank AG	JPY	974,704	USD	8,666	10/16/18	78,399
Goldman Sachs Bank USA	USD	8,229	EUR	7,011	10/16/18	(79,826)
HSBC Bank USA	HKD	56,997	USD	7,276	10/16/18	(5,690)
HSBC Bank USA	USD	12,490	AUD	17,526	10/16/18	178,950
HSBC Bank USA	USD	31,604	JPY	3,454,559	10/16/18	(1,168,915)
HSBC Bank USA	USD	7,181	CNY	49,381	10/25/18	(986)
JPMorgan Chase Bank, NA	JPY	7,126,886	USD	64,615	10/16/18	1,826,030
JPMorgan Chase Bank, NA	NOK	366,496	USD	45,126	10/16/18	68,993
JPMorgan Chase Bank, NA	SEK	232,749	USD	25,622	10/16/18	(596,734)
JPMorgan Chase Bank, NA	USD	7,644	CHF	7,572	10/16/18	81,333
JPMorgan Chase Bank, NA	USD	24,030	EUR	20,456	10/16/18	(253,889)
JPMorgan Chase Bank, NA	USD	6,313	CNY	43,859	10/25/18	63,387
JPMorgan Chase Bank, NA	USD	7,371	EUR	6,298	1/17/19	10,009
Morgan Stanley & Co., Inc.	BRL	73,173	USD	18,275	10/02/18	156,800
Morgan Stanley & Co., Inc.	USD	17,765	BRL	73,173	10/02/18	353,883
Morgan Stanley & Co., Inc.	GBP	6,893	USD	8,999	10/16/18	9,466
Morgan Stanley & Co., Inc.	GBP	8,810	USD	11,218	10/16/18	(271,744)
Morgan Stanley & Co., Inc.	HKD	78,801	USD	10,061	10/16/18	(6,942)
Morgan Stanley & Co., Inc.	USD	10,350	AUD	14,080	10/16/18	(171,553)
Morgan Stanley & Co., Inc.	USD	9,375	CHF	9,155	10/16/18	(35,126)
Morgan Stanley & Co., Inc.	USD	8,385	GBP	6,300	10/16/18	(168,603)
Morgan Stanley & Co., Inc.	USD	24,980	JPY	2,757,544	10/16/18	(685,228)
Morgan Stanley & Co., Inc.	USD	7,221	NOK	58,215	10/16/18	(63,694)
Morgan Stanley & Co., Inc.	BRL	73,173	USD	17,715	11/05/18	(361,037)
Morgan Stanley & Co., Inc.	HKD	39,425	USD	5,053	1/17/19	9,580
Natwest Markets PLC	CAD	97,757	USD	74,218	10/16/18	(1,491,229)
Natwest Markets PLC	EUR	7,593	USD	8,902	10/16/18	76,518

10	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Natwest Markets PLC	USD	85,158	AUD	115,259	10/16/18	$(1,837,742)
Natwest Markets PLC	USD	84,273	EUR	70,994	10/16/18	(1,755,314)
Natwest Markets PLC	USD	133,305	GBP	100,921	10/16/18	(1,683,320)
Natwest Markets PLC	USD	11,820	HKD	92,718	10/16/18	25,890
Natwest Markets PLC	CNY	54,556	USD	7,957	10/25/18	24,808
Natwest Markets PLC	USD	3,822	INR	282,180	12/13/18	24,518
Natwest Markets PLC	USD	8,297	INR	605,587	12/13/18	(41,447)
Northern Trust Co.	USD	72,335	CHF	71,975	10/16/18	1,095,202
Standard Chartered Bank	HKD	932,305	USD	118,923	10/16/18	(189,739)
Standard Chartered Bank	USD	21,821	KRW	24,666,892	11/15/18	428,015
Standard Chartered Bank	TWD	1,222,949	USD	39,964	12/11/18	(413,663)
Standard Chartered Bank	INR	8,936,391	USD	128,514	12/13/18	6,692,458
State Street Bank & Trust Co.	EUR	16,716	USD	19,678	10/16/18	249,014
State Street Bank & Trust Co.	USD	24,654	EUR	20,949	10/16/18	(304,861)
State Street Bank & Trust Co.	USD	9,552	GBP	7,231	10/16/18	(121,716)
State Street Bank & Trust Co.	USD	4,348	HKD	34,066	10/16/18	4,716
State Street Bank & Trust Co.	USD	11,200	AUD	15,397	1/17/19	(59,835)
UBS AG	JPY	1,720,004	USD	15,553	10/16/18	399,646
UBS AG	USD	11,435	CHF	11,242	10/16/18	33,840
UBS AG	USD	12,982	GBP	9,796	10/16/18	(205,536)

						$528,924

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate market value of these securities amounted to $95,197,995 or 2.7% of net assets.
(c)	Affiliated investments.
(d)	The rate shown represents the 7-day yield as of period end.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Sol

PHP—Philippine Peso

SEK—Swedish Krona

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

EAFE—Europe, Australia, and Far East

MSCI—Morgan Stanley Capital International

See notes to financial statements.

Schedule of Investments—Tax-Managed International Portfolio	11

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

September 30, 2018

Company	Shares	U.S. $ Value

COMMON STOCKS–95.6%
Financials–26.8%
Banks–15.5%
Agricultural Bank of China Ltd.–Class H	48,342,000	$23,707,918
Banco Macro SA (ADR)	275,476	11,396,442
Bank Central Asia Tbk PT	5,463,500	8,849,509
Bank of China Ltd.–Class H	21,667,000	9,573,408
Bank of Georgia Group PLC	43,680	974,343
Bank Tabungan Negara Persero Tbk PT	3,167,500	558,701
Bank Tabungan Pensiunan Nasional Syariah Tbk PT(a)	3,095,700	345,894
China CITIC Bank Corp., Ltd.–Class H	22,638,000	14,456,276
China Construction Bank Corp.–Class H	12,999,000	11,362,430
Commercial International Bank Egypt SAE	125,200	585,312
Equity Group Holdings Ltd./Kenya	2,331,200	925,538
Grupo Financiero Galicia SA (ADR)	222,610	5,660,972
Hana Financial Group, Inc.	335,810	13,483,710
HDFC Bank Ltd.	756,124	20,924,577
ICICI Bank Ltd.	3,900,480	16,488,219
IndusInd Bank Ltd.	436,512	10,183,016
Itau Unibanco Holding SA (ADR)	938,230	10,301,765
Itau Unibanco Holding SA (Preference Shares)	518,940	5,670,556
KB Financial Group, Inc.	407,827	19,862,794
Sberbank of Russia PJSC (Sponsored ADR)	986,344	12,403,276
Shinhan Financial Group Co., Ltd.	90,040	3,638,379
TCS Group Holding PLC (GDR)(b)	283,805	5,250,393
Yes Bank Ltd.	913,950	2,323,107

		208,926,535

Capital Markets–0.4%
China Everbright Ltd.	2,140,000	3,833,131
CRISIL Ltd.	12,730	306,380
Edelweiss Financial Services Ltd.	153,680	408,679
Noah Holdings Ltd. (Sponsored ADR)(a)	22,755	958,896

		5,507,086

Consumer Finance–0.8%
Manappuram Finance Ltd.	1,211,070	1,205,731
Muthoot Finance Ltd.	374,275	2,052,870
Repco Home Finance Ltd.	680,709	4,038,011
Samsung Card Co., Ltd.	104,940	3,480,549

		10,777,161

Diversified Financial Services–1.1%
Chailease Holding Co., Ltd.	3,397,780	$11,892,135
Fubon Financial Holding Co., Ltd.	1,964,000	3,331,222

		15,223,357

Insurance–5.9%
AIA Group Ltd.	2,554,400	22,777,366
BB Seguridade Participacoes SA	765,000	4,565,128
Discovery Ltd.	70,820	850,518
Fanhua, Inc. (Sponsored ADR)	30,720	830,054
IRB Brasil Resseguros S/A	141,400	2,326,585
Max Financial Services Ltd.(a)	61,710	350,820
PICC Property & Casualty Co., Ltd.–Class H	13,077,000	15,390,475
Ping An Insurance Group Co. of China Ltd.–Class H	1,726,000	17,484,727
Prudential PLC	666,152	15,273,569

		79,849,242

Thrifts & Mortgage Finance–3.1%
GRUH Finance Ltd.	68,540	278,761
Housing Development Finance Corp., Ltd.	960,535	23,191,030
Indiabulls Housing Finance Ltd.	1,153,461	13,611,510
LIC Housing Finance Ltd.	822,650	4,732,148
PNB Housing Finance Ltd.(b)	15,240	186,411

		41,999,860

		362,283,241

Information Technology–19.9%
Communications Equipment – 0.2%
Xiaomi Corp.(a)(b)	1,362,000	2,696,737

Electronic Equipment, Instruments & Components–4.9%
Compeq Manufacturing Co., Ltd.	4,327,000	3,412,772
Elite Material Co., Ltd.	4,429,000	12,469,479
Hangzhou Hikvision Digital Technology Co., Ltd.–Class A	3,822,124	15,974,602
Hollysys Automation Technologies Ltd.	19,130	408,808
Largan Precision Co., Ltd.	47,000	5,583,654
Sunny Optical Technology Group Co., Ltd.	909,400	10,499,085
Tongda Group Holdings Ltd.	20,710,000	3,035,485
Tripod Technology Corp.	1,469,000	4,009,780
Yageo Corp.	491,000	7,372,946
Zhejiang Dahua Technology Co., Ltd.–Class A	1,677,468	3,600,853

		66,367,464

IT Services–0.4%
Hexaware Technologies Ltd.	71,120	417,638
My EG Services Bhd	9,642,600	4,074,107
TravelSky Technology Ltd.–Class H	199,000	517,424

		5,009,169

12	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment–8.0%
eMemory Technology, Inc.	46,000	$436,599
Global Unichip Corp.	92,000	816,696
Hua Hong Semiconductor Ltd.(b)	3,681,000	7,891,015
Koh Young Technology, Inc.	29,310	2,883,447
LandMark Optoelectronics Corp.	35,000	327,347
Nanya Technology Corp.	747,000	1,426,465
Parade Technologies Ltd.	38,000	579,773
Realtek Semiconductor Corp.	3,864,000	17,219,003
Silergy Corp.	761,000	13,708,009
Silicon Motion Technology Corp. (ADR)	8,610	462,357
SK Hynix, Inc.	72,190	4,775,936
Taiwan Semiconductor Manufacturing Co., Ltd.	6,487,120	55,358,050
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	43,270	1,910,803

		107,795,500

Software–0.0%
Globant SA(a)	10,930	644,760

Technology Hardware, Storage & Peripherals–6.4%
Lenovo Group Ltd.	4,708,000	3,430,219
Primax Electronics Ltd.	2,304,000	3,682,208
Samsung Electronics Co., Ltd.	1,215,290	50,860,923
Samsung Electronics Co., Ltd. (Preference Shares)	847,680	28,912,028

		86,885,378

		269,399,008

Consumer Discretionary–10.2%
Auto Components–0.7%
Cub Elecparts, Inc.	58,367	434,646
Endurance Technologies Ltd.(b)	21,540	391,544
Hankook Tire Co., Ltd.	99,510	4,492,317
Hota Industrial Manufacturing Co., Ltd.	179,000	774,136
Minth Group Ltd.	110,000	452,547
MRF Ltd.	3,112	2,735,318
Nexteer Automotive Group Ltd.	234,000	370,514

		9,651,022

Diversified Consumer Services–0.7%
Estacio Participacoes SA	1,138,800	7,046,740
Four Seasons Education Cayman, Inc. (ADR)	234,833	939,332
Fu Shou Yuan International Group Ltd.	1,393,000	1,087,756

		9,073,828

Hotels, Restaurants & Leisure–1.7%
CVC Brasil Operadora e Agencia de Viagens SA	445,100	4,773,317
Gourmet Master Co., Ltd.	79,872	685,136
Hana Tour Service, Inc.	7,500	499,553

Huazhu Group Ltd. (ADR)	14,170	$457,691
Modetour Network, Inc.	22,670	513,988
OPAP SA	1,135,710	11,922,618
Premium Leisure Corp.	141,129,000	2,272,483
Xiabuxiabu Catering Management China Holdings Co., Ltd.(b)	810,800	1,199,058

		22,323,844

Household Durables–0.0%
Hanssem Co., Ltd.	2,695	186,121
Man Wah Holdings Ltd.	662,400	396,533

		582,654

Internet & Direct Marketing Retail–6.0%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	274,310	45,195,316
Baozun, Inc. (Sponsored ADR)(a)	149,240	7,250,079
Ctrip.com International Ltd. (ADR)(a)	601,690	22,364,817
MakeMyTrip Ltd.(a)	221,350	6,076,058

		80,886,270

Multiline Retail–0.1%
Lojas Renner SA	93,900	720,779
Mitra Adiperkasa Tbk PT	7,668,000	424,696

		1,145,475

Specialty Retail–0.9%
Ace Hardware Indonesia Tbk PT	5,352,900	517,275
Foschini Group Ltd. (The)	645,800	7,924,769
JUMBO SA	38,730	575,584
Via Varejo SA	775,400	2,864,634

		11,882,262

Textiles, Apparel & Luxury Goods–0.1%
CCC SA	7,410	441,766
Eclat Textile Co., Ltd.	46,000	569,257
JNBY Design Ltd.(b)	442,500	783,780
Li Ning Co., Ltd.(a)	175,500	166,090

		1,960,893

		137,506,248

Materials–9.3%
Chemicals–1.9%
Berger Paints India Ltd.	140,570	566,597
Formosa Chemicals & Fibre Corp.	1,129,000	4,731,240
Formosa Plastics Corp.	877,000	3,359,572
Kumho Petrochemical Co., Ltd.	127,780	11,345,216
Pidilite Industries Ltd.	27,250	392,180
Sasol Ltd.	126,600	4,891,320
Supreme Industries Ltd.	20,740	281,332

		25,567,457

Construction Materials–2.0%
Anhui Conch Cement Co., Ltd.–Class A	1,405,305	7,510,984

Schedule of Investments—Emerging Markets Portfolio	13

Company	Shares	U.S. $ Value

Anhui Conch Cement Co., Ltd.–Class H	1,924,500	$11,556,418
Grupo Cementos de Chihuahua SAB de CV	664,550	4,341,911
Huaxin Cement Co., Ltd.	1,064,712	3,117,827

		26,527,140

Metals & Mining–5.4%
Aluminum Corp. of China Ltd.–Class H(a)	16,004,000	7,111,129
Gerdau SA (Preference Shares)	3,012,100	12,820,938
Jindal Steel & Power Ltd.(a)	287,520	777,347
JSW Steel Ltd. ADR	1,811,640	9,501,579
KGHM Polska Miedz SA(a)	359,066	8,657,402
Polyus PJSC (GDR)(b)	87,140	2,736,196
POSCO	62,978	16,717,299
Real Gold Mining Ltd.(a)(c)(d)(e)	1,788,000	0
Vale SA	501,900	7,434,267
Vedanta Ltd.	2,430,240	7,792,200

		73,548,357

		125,642,954

Communication Services–8.1%
Diversified Telecommunication Services–1.8%
China Unicom Hong Kong Ltd.	16,210,000	18,937,399
Tower Bersama Infrastructure Tbk PT	14,787,700	5,576,310

		24,513,709

Entertainment–0.3%
IMAX China Holding, Inc.(b)	1,342,500	3,416,590
NCSoft Corp.	1,990	793,958

		4,210,548

Interactive Media & Services–3.9%
58.com, Inc. (ADR)(a)	205,980	15,160,128
Mail.Ru Group Ltd. (GDR)(a)(b)	149,130	4,029,493
Tencent Holdings Ltd.	606,000	24,743,482
Yandex NV–Class A(a)	258,640	8,506,669

		52,439,772

Media–1.1%
Megacable Holdings SAB de CV	1,246,050	6,426,006
Naspers Ltd.–Class N	25,090	5,403,102
Smiles Fidelidade SA	21,700	247,168
Sun TV Network Ltd.	402,817	3,426,784

		15,503,060

Wireless Telecommunication Services–1.0%
Safaricom PLC	38,956,310	9,473,247
Sarana Menara Nusantara Tbk PT	15,250,500	499,429
Turkcell Iletisim Hizmetleri AS	1,633,551	3,112,760

		13,085,436

		109,752,525

Industrials–5.7%
Aerospace & Defense–0.4%
Embraer SA	991,400	$4,867,951

Air Freight & Logistics–0.2%
ZTO Express Cayman, Inc. (ADR)	162,560	2,693,619

Airlines–0.0%
InterGlobe Aviation Ltd.(b)	41,500	471,790

Building Products–0.0%
Kajaria Ceramics Ltd.	100,760	508,814

Commercial Services & Supplies–0.1%
Prosegur Cash SA(b)	268,880	589,389
S-1 Corp.	4,280	352,663

		942,052

Construction & Engineering–0.3%
GS Engineering & Construction Corp.	76,670	3,613,466
KEC International Ltd.	80,830	330,972

		3,944,438

Electrical Equipment–0.1%
Voltronic Power Technology Corp.	35,000	613,875

Industrial Conglomerates–0.9%
Bidvest Group Ltd. (The)	431,530	5,644,731
SM Investments Corp.	203,255	3,399,499
Turkiye Sise ve Cam Fabrikalari AS	3,214,438	3,104,348

		12,148,578

Machinery–0.9%
Airtac International Group	91,000	891,075
Grupo Rotoplas SAB de CV(a)	80,520	98,961
Sinotruk Hong Kong Ltd.	2,761,000	6,023,865
Weichai Power Co., Ltd.–Class H	4,358,000	5,394,964

		12,408,865

Professional Services–0.8%
51job, Inc. (ADR)(a)	134,536	10,357,927
Quess Corp., Ltd.(a)(b)	14,750	181,094
Sporton International, Inc.	115,847	508,847

		11,047,868

Road & Rail–1.1%
Globaltrans Investment PLC (Sponsored GDR)(b)	1,377,534	14,464,107
Localiza Rent a Car SA	79,500	447,840

		14,911,947

Trading Companies & Distributors–0.9%
Barloworld Ltd.	563,360	4,907,669
BOC Aviation Ltd.(b)	860,100	6,672,777

		11,580,446

Transportation Infrastructure–0.0%
Grupo Aeroportuario del Centro Norte SAB de CV	41,430	296,103
Grupo Aeroportuario del Pacifico SAB de CV–Class B	26,840	293,642

		589,745

		76,729,988

14	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Company	Shares	U.S. $ Value

Energy–5.6%
Energy Equipment & Services–0.1%
TMK PJSC (GDR)(b)	329,380	$1,363,633

Oil, Gas & Consumable Fuels–5.5%
Gran Tierra Energy, Inc.(a)	923,040	3,515,935
LUKOIL PJSC (Sponsored ADR)	275,037	21,023,828
PetroChina Co., Ltd.–Class H	13,524,000	10,946,269
Petroleo Brasileiro SA (Preference Shares)	896,400	4,681,154
S-Oil Corp.	40,448	4,996,206
Tatneft PJSC (Sponsored ADR)	191,717	14,628,007
Transportadora de Gas del Sur SA (Sponsored ADR)	14,750	214,170
Tupras Turkiye Petrol Rafinerileri AS	424,358	9,422,259
YPF SA (Sponsored ADR)(a)	345,819	5,342,904

		74,770,732

		76,134,365

Consumer Staples–5.0%
Beverages–2.5%
Kweichow Moutai Co., Ltd.–Class A	196,591	20,863,366
Wuliangye Yibin Co., Ltd.–Class A	1,412,413	13,940,199

		34,803,565

Food & Staples Retailing–0.9%
BGF retail Co., Ltd.	3,560	659,527
E-MART, Inc.	49,930	9,341,613
Lenta Ltd. (GDR)(a)(b)	96,134	340,693
Massmart Holdings Ltd.	28,700	209,731
President Chain Store Corp.	48,000	563,554
Raia Drogasil SA	32,300	579,290
Shoprite Holdings Ltd.	26,140	353,958

		12,048,366

Food Products–0.6%
Alicorp SAA	35,080	112,010
AVI Ltd.	25,090	188,584
Britannia Industries Ltd.	4,760	384,140
Kaveri Seed Co., Ltd.(a)	54,543	437,268
Vitasoy International Holdings Ltd.	262,000	893,475
WH Group Ltd.(b)	8,307,000	5,831,971

		7,847,448

Personal Products–0.1%
Cosmax, Inc.	4,005	566,698
TCI Co., Ltd.	26,000	417,983

		984,681

Tobacco–0.9%
ITC Ltd.	3,019,180	12,449,761

		68,133,821

Health Care–3.6%
Biotechnology–1.3%
3SBio, Inc.(b)	290,000	485,954

Hugel, Inc.(a)	31,534	$12,161,506
Medy-Tox, Inc.	8,701	4,856,703

		17,504,163

Health Care Equipment & Supplies–0.2%
Dentium Co., Ltd.	7,140	647,316
Vieworks Co., Ltd.	17,335	497,759
Yestar Healthcare Holdings Co., Ltd.	7,452,500	2,075,335

		3,220,410

Health Care Providers & Services–1.0%
Dr Lal PathLabs Ltd.(b)	41,900	546,683
MLP Saglik Hizmetleri AS(a)(b)	1,296,290	2,599,621
NMC Health PLC	18,830	832,380
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	3,705,800	9,263,648

		13,242,332

Life Sciences Tools & Services–0.0%
Wuxi Biologics Cayman, Inc.(a)(b)	22,500	227,691

Pharmaceuticals–1.1%
Aspen Pharmacare Holdings Ltd.	18,060	216,112
Aurobindo Pharma Ltd.	47,660	488,485
China Medical System Holdings Ltd.	697,000	970,556
China Resources Pharmaceutical Group Ltd.(b)	7,611,700	12,076,276
Richter Gedeon Nyrt	33,480	626,134

		14,377,563

		48,572,159

Real Estate–0.9%
Real Estate Management & Development–0.9%
Aldar Properties PJSC	9,663,200	4,814,499
China Resources Land Ltd.	500,000	1,752,050
Emaar Malls PJSC	641,720	319,724
Parque Arauco SA	123,970	320,368
Times China Holdings Ltd.	4,377,000	4,651,624

		11,858,265

Utilities–0.5%
Electric Utilities–0.5%
Centrais Eletricas Brasileiras SA(a)	702,700	2,698,711
Centrais Eletricas Brasileiras SA (Preference Shares)(a)	76,100	350,864
Equatorial Energia SA	320,500	4,560,035

		7,609,610

Total Common Stocks (cost $1,272,239,133)		1,293,622,184

Schedule of Investments—Emerging Markets Portfolio	15

Company	Shares	U.S. $ Value

EQUITY LINKED NOTES–1.6%
Materials–0.7%
Construction Materials–0.7%
Huaxin Cement Co., Ltd., UBS AG, expiring 5/06/19(a)	3,013,142	$8,819,677

Real Estate–0.4%
Real Estate Management & Development–0.4%
Vincom Retail JSC, Deutsche Bank AG, expiring 11/12/27(a)	3,266,460	5,867,095

Information Technology–0.4%
Electronic Equipment, Instruments & Components–0.4%
FPT Corp., Macquarie Bank Ltd., expiring 3/31/20(a)	2,343,099	4,650,541

Consumer Discretionary–0.1%
Specialty Retail–0.1%
Mobile World Investment Corp., Macquarie Bank Ltd., expiring 3/29/19(a)	338,990	1,848,442

Total Equity Linked Notes (cost $18,935,116)		21,185,755

SHORT-TERM INVESTMENTS–1.6%
Investment Companies–1.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.98%(f)(g)(h) (cost $21,511,786)	21,511,786	$21,511,786

Total Investments—98.8% (cost $1,312,686,035)		1,336,319,725

Other assets less liabilities—1.2%		15,899,434

Net Assets—100.0%		$1,352,219,159

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
MSCI Emerging Markets Futures	451	December 2018	USD	23	$23,441,398	$23,670,735	$229,337

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	RUB	2,113,188	USD	31,902	11/14/18	$(210,315)
Bank of America, NA	USD	1,986	TRY	12,601	11/14/18	44,158
Barclays Bank PLC	BRL	8,664	USD	2,083	10/02/18	(62,587)
Barclays Bank PLC	USD	2,164	BRL	8,664	10/02/18	(18,566)
Barclays Bank PLC	CNY	18,945	USD	2,773	10/25/18	18,199
Barclays Bank PLC	CNY	28,790	USD	4,163	10/25/18	(23,033)
Barclays Bank PLC	USD	11,846	CNY	81,408	10/25/18	(9,670)
Barclays Bank PLC	BRL	5,576	USD	1,369	11/05/18	(8,760)
Barclays Bank PLC	HKD	20,538	USD	2,620	11/14/18	(5,095)
Barclays Bank PLC	USD	2,045	HKD	16,028	11/14/18	3,371
Barclays Bank PLC	USD	2,053	HUF	572,990	11/14/18	11,455
Barclays Bank PLC	USD	9,608	ZAR	143,856	11/14/18	507,529
Barclays Bank PLC	USD	8,872	ZAR	123,738	11/14/18	(171,931)
Barclays Bank PLC	KRW	8,583,503	USD	7,630	11/15/18	(112,636)
Barclays Bank PLC	USD	17,470	MYR	70,963	11/29/18	(338,286)
Barclays Bank PLC	TWD	402,925	USD	13,191	12/11/18	(112,674)

16	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	INR	343,452	USD	4,913	12/13/18	$230,813
Barclays Bank PLC	USD	2,932	INR	215,731	12/13/18	9,333
Barclays Bank PLC	USD	2,722	INR	199,672	12/13/18	(239)
BNP Paribas SA	TRY	45,254	USD	8,916	11/14/18	1,625,733
BNP Paribas SA	TWD	245,939	USD	8,060	12/11/18	(60,539)
BNP Paribas SA	USD	6,697	TWD	204,818	12/11/18	65,778
BNP Paribas SA	USD	6,382	INR	444,582	12/13/18	(321,141)
Citibank, NA	BRL	34,387	USD	8,588	10/02/18	73,687
Citibank, NA	BRL	11,021	USD	2,700	10/02/18	(28,915)
Citibank, NA	USD	8,297	BRL	34,387	10/02/18	217,770
Citibank, NA	USD	2,753	BRL	11,021	10/02/18	(23,617)
Citibank, NA	CNY	152,345	USD	22,601	10/25/18	451,653
Citibank, NA	MXN	117,808	USD	6,183	11/14/18	(69,943)
Citibank, NA	TRY	25,364	USD	3,467	11/14/18	(618,765)
Citibank, NA	USD	2,055	CZK	45,620	11/14/18	3,881
Citibank, NA	USD	30,862	MXN	602,555	11/14/18	1,120,712
Citibank, NA	USD	12,336	KRW	13,950,592	11/15/18	247,317
Citibank, NA	USD	17,564	TWD	536,837	12/11/18	160,923
Citibank, NA	INR	2,710,037	USD	38,741	12/13/18	1,797,871
Credit Suisse International	USD	5,269	COP	15,847,518	10/12/18	79,840
Credit Suisse International	USD	2,474	TRY	15,872	11/14/18	83,243
Credit Suisse International	INR	789,351	USD	11,376	12/13/18	615,908
HSBC Bank USA	HKD	360,021	USD	45,955	11/14/18	(61,620)
HSBC Bank USA	USD	3,916	HKD	30,705	11/14/18	8,468
JPMorgan Chase Bank, NA	CNY	49,151	USD	7,194	10/25/18	48,057
JPMorgan Chase Bank, NA	USD	4,085	CNY	28,381	10/25/18	41,018
JPMorgan Chase Bank, NA	USD	6,155	PLN	22,792	11/14/18	32,694
Morgan Stanley Capital Services, Inc.	BRL	14,702	USD	3,569	10/02/18	(71,102)
Morgan Stanley Capital Services, Inc.	USD	3,672	BRL	14,702	10/02/18	(31,504)
Morgan Stanley Capital Services, Inc.	USD	13,461	CLP	8,977,062	10/12/18	189,821
Morgan Stanley Capital Services, Inc.	CNY	38,717	USD	5,660	10/25/18	31,227
Morgan Stanley Capital Services, Inc.	USD	7,949	CNY	53,810	10/25/18	(125,917)
Morgan Stanley Capital Services, Inc.	USD	3,559	BRL	14,702	11/05/18	72,540
Morgan Stanley Capital Services, Inc.	GBP	9,869	USD	12,634	11/14/18	(254,126)
Morgan Stanley Capital Services, Inc.	USD	2,743	HKD	21,496	11/14/18	4,906
Morgan Stanley Capital Services, Inc.	USD	5,874	ZAR	88,057	11/14/18	318,078
Morgan Stanley Capital Services, Inc.	USD	19,803	ZAR	265,360	11/14/18	(1,144,659)
Morgan Stanley Capital Services, Inc.	ZAR	29,683	USD	2,061	11/14/18	(25,744)
Morgan Stanley Capital Services, Inc.	KRW	5,367,089	USD	4,823	11/15/18	(18,403)
Standard Chartered Bank	USD	2,783	HKD	21,815	11/14/18	5,245
Standard Chartered Bank	USD	3,126	ZAR	45,590	11/14/18	79,900
State Street Bank & Trust Co.	TRY	10,603	USD	2,059	11/14/18	350,539
State Street Bank & Trust Co.	USD	3,348	HKD	26,235	11/14/18	5,686
State Street Bank & Trust Co.	USD	30,117	THB	1,000,394	11/14/18	857,557

						$5,485,123

Schedule of Investments—Emerging Markets Portfolio	17

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate market value of these securities amounted to $74,432,896 or 5.5% of net assets.
(c)	Illiquid security.
(d)	Fair valued by the Adviser.
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	Affiliated investments.
(g)	The rate shown represents the 7-day yield as of period end.
(h)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

BRL—Brazilian Real

CLP—Chilean Peso

CNY—Chinese Yuan Renminbi

COP—Colombian Peso

CZK—Czech Koruna

GBP—Great British Pound

HKD—Hong Kong Dollar

HUF—Hungarian Forint

INR—Indian Rupee

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

PLN—Polish Zloty

RUB—Russian Ruble

THB—Thailand Baht

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

JSC—Joint Stock Company

MSCI—Morgan Stanley Capital International

PJSC—Public Joint Stock Company

See notes to financial statements.

18	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

SCB–ST–1946–0918

Sanford C. Bernstein Fund, Inc.

September 30, 2018

Schedule of Investments To the Annual
Report For the Taxable Bond Portfolios

Short Duration Plus

Intermediate Duration

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and Short Duration Plus Class Shareholders of Short Duration Plus Portfolio and Shareholders of Intermediate Duration Portfolio

Opinions on the Financial Statements

We have audited the accompanying schedules of investments to the annual report for the Taxable Bond Portfolios of the Short Duration Plus Portfolio and Intermediate Duration Portfolio (two of the fifteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”), and the related statements of assets and liabilities as of September 30, 2018, the statements of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”), which appear in the Sanford C. Bernstein Fund, Inc. September 30, 2018 Annual Report for the Fixed Income Taxable Portfolios. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2018 and each of the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 28, 2018

We have served as the auditor of one or more the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

September 30, 2018

Principal Amount (000)			U.S. $ Value

GOVERNMENTS-TREASURIES–43.4%
United States–43.4%
U.S. Treasury Notes 1.375%, 2/15/20–5/31/21	U.S.$	24,205	$23,515,904
1.375%, 1/31/21(a)		17,166	16,594,694
1.50%, 8/15/20–3/31/23		1,197	1,134,386
1.625%, 12/31/19–8/15/22		4,833	4,728,248
1.75%, 10/31/20		10,904	10,665,475
2.00%, 1/15/21		10,482	10,285,462
2.375%, 4/15/21		14,135	13,967,147
3.50%, 5/15/20		10,806	10,927,567
3.625%, 2/15/21		2,150	2,186,953

Total Governments–Treasuries (cost $94,511,261)			94,005,836

CORPORATES-INVESTMENT GRADE–20.1%
Financial Institutions–12.6%
Banking–12.1%
ABN AMRO Bank NV 2.50%, 10/30/18(b)		1,249	1,249,012
American Express Credit Corp. 2.125%, 3/18/19		684	682,516
Banco Santander SA 3.50%, 4/11/22		200	195,800
Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(b)		235	231,729
BB&T Corp. 2.25%, 2/01/19		834	832,932
BNP Paribas SA 2.375%, 5/21/20		925	912,318
Capital One NA 1.85%, 9/13/19		1,000	989,140
Citigroup, Inc. 2.05%, 6/07/19		717	713,472
3.142%, 1/24/23		650	637,169
Cooperatieve Rabobank UA/NY 2.25%, 1/14/20		250	247,048
Danske Bank A/S 1.65%, 9/06/19(b)		1,000	985,120
Deutsche Bank AG Series G 2.85%, 5/10/19		717	714,799
Goldman Sachs Group, Inc. (The) 3.507% (LIBOR 3 Month + 1.16%), 4/23/20(c)		730	739,125
Huntington National Bank (The) 2.20%, 11/06/18		940	939,652
2.375%, 3/10/20		650	642,272

ING Bank NV 2.50%, 10/01/19(b)	U.S.$	1,000	$994,371
5.80%, 9/25/23(b)		475	500,864
JPMorgan Chase & Co. 2.295%, 8/15/21		474	460,458
Manufacturers & Traders Trust Co. 2.30%, 1/30/19		950	949,069
Morgan Stanley 5.625%, 9/23/19		740	758,382
Nordea Bank AB 2.375%, 4/04/19(b)		975	973,382
PNC Bank NA 1.80%, 11/05/18		940	939,417
2.597% (LIBOR 3 Month + 0.25%), 1/22/21(c)		875	874,501
Santander UK Group Holdings PLC 3.571%, 1/10/23		1,297	1,259,971
Sumitomo Mitsui Banking Corp. 1.966%, 1/11/19		1,039	1,037,119
Svenska Handelsbanken AB 1.50%, 9/06/19		995	982,174
US Bank NA/Cincinnati/OH 1.40%, 4/26/19		870	863,988
2.819% (LIBOR 3 Month + 0.48%), 10/28/19(c)		714	716,920
Wells Fargo & Co. 2.125%, 4/22/19		1,190	1,185,704
3.069%, 1/24/23		554	540,283
Westpac Banking Corp. 1.60%, 8/19/19		292	288,919
1.65%, 5/13/19		1,150	1,142,652
2.65%, 1/25/21		1,002	985,657

			26,165,935

Insurance–0.5%
Pricoa Global Funding I 1.45%, 9/13/19(b)		834	822,975
Principal Life Global Funding II 1.50%, 4/18/19(b)		197	195,692

			1,018,667

			27,184,602

Industrial–6.7%
Basic–0.3%
Dow Chemical Co. (The) 8.55%, 5/15/19		584	603,879

Capital Goods–0.5%
Caterpillar Financial Services Corp. 1.931%, 10/01/21		272	261,381
2.10%, 1/10/20		729	721,069

			982,450

Communications-Media–0.5%
NBCUniversal Media LLC 5.15%, 4/30/20		1,059	1,091,818

Schedule of Investments—Short Duration Plus Portfolio	1

Principal Amount (000)			U.S. $ Value

Consumer Cyclical-Automotive–2.4%
American Honda Finance Corp. 1.20%, 7/12/19	U.S.$	988	$976,401
Daimler Finance North America LLC 1.50%, 7/05/19(b)		1,125	1,113,637
General Motors Financial Co., Inc.
3.10%, 1/15/19		800	800,568
3.15%, 1/15/20		667	665,993
Harley-Davidson Financial Services, Inc. 2.25%, 1/15/19(b)		930	928,661
Hyundai Capital Services, Inc. 1.625%, 8/30/19(b)		830	815,318

			5,300,578

Consumer Cyclical-Retailers–0.1%
Lowe’s Cos., Inc. 1.15%, 4/15/19		228	226,219

Consumer Non-Cyclical–0.9%
CVS Health Corp. 3.35%, 3/09/21		669	667,475
Kroger Co. (The) 6.15%, 1/15/20		609	631,423
Molson Coors Brewing Co. 2.25%, 3/15/20		267	262,998
Mylan NV 2.50%, 6/07/19		390	388,424

			1,950,320

Energy–1.1%
Schlumberger Holdings Corp. 2.35%, 12/21/18(b)		1,234	1,233,457
TransCanada PipeLines Ltd. 9.875%, 1/01/21		290	329,483
Williams Cos., Inc. (The) 4.125%, 11/15/20		742	750,051

			2,312,991

Services–0.4%
Visa, Inc. 2.20%, 12/14/20		984	966,997

Technology–0.5%
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(b)		438	434,146
Microsoft Corp. 1.10%, 8/08/19		700	690,893

			1,125,039

			14,560,291

Utility–0.8%
Electric–0.8%
Dominion Energy, Inc. Series B 1.60%, 8/15/19		704	695,911
Exelon Generation Co. LLC 2.95%, 1/15/20		354	352,909

Georgia Power Co. 1.95%, 12/01/18	U.S.$	775	$773,923

			1,822,743

Total Corporates–Investment Grade (cost $43,924,205)			43,567,636

ASSET-BACKED SECURITIES–9.1%
Autos-Fixed Rate–4.5%
AmeriCredit Automobile Receivables Trust Series 2017-3, Class A2A 1.69%, 12/18/20		139	138,376
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(b)		1,278	1,278,113
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		467	465,293
CPS Auto Receivables Trust Series 2017-D, Class A 1.87%, 3/15/21(b)		294	292,355
CPS Auto Trust Series 2017-A, Class A 1.68%, 8/17/20(b)		89	88,835
DT Auto Owner Trust Series 2017-3A, Class A 1.73%, 8/17/20(b)		41	41,300
Series 2018-1A, Class A 2.59%, 5/17/21(b)		253	252,629
Exeter Automobile Receivables Trust Series 2016-3A, Class A 1.84%, 11/16/20(b)		21	21,234
Series 2017-2A, Class A 2.11%, 6/15/21(b)		99	98,733
Flagship Credit Auto Trust Series 2016-4, Class A2 1.96%, 2/16/21(b)		608	606,466
Series 2017-3, Class A 1.88%, 10/15/21(b)		216	214,843
Series 2017-4, Class A 2.07%, 4/15/22(b)		204	202,161
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(b)		1,062	1,055,048
Series 2016-1, Class A 2.31%, 8/15/27(b)		607	593,927
Ford Credit Floorplan Master Owner Trust
Series 2016-1, Class A1 1.76%, 2/15/21		489	487,445
Series 2017-1, Class A1 2.07%, 5/15/22		660	649,326
Series 2017-2, Class A1 2.16%, 9/15/22		558	547,209

2	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Principal Amount (000)			U.S. $ Value

GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1 1.96%, 5/17/21(b)	U.S.$	711	$707,403
Harley-Davidson Motorcycle Trust Series 2015-1, Class A3 1.41%, 6/15/20		15	14,803
Hertz Vehicle Financing II LP Series 2015-1A, Class A 2.73%, 3/25/21(b)		546	541,258
Series 2017-1A, Class A 2.96%, 10/25/21(b)		550	542,736
Honda Auto Receivables Owner Trust Series 2015-4, Class A3 1.23%, 9/23/19		120	119,543
Santander Drive Auto Receivables Trust Series 2017-3, Class A2 1.67%, 6/15/20		49	49,116
Wheels SPV 2 LLC Series 2016-1A, Class A3 1.87%, 5/20/25(b)		841	832,839

			9,840,991

Credit Cards-Fixed Rate–2.4%
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		1,050	1,045,721
Series 2015-4, Class A 1.72%, 8/16/21		523	522,867
GE Capital Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		995	994,053
Synchrony Credit Card Master Note Trust Series 2016-1, Class A 2.04%, 3/15/22		684	682,289
World Financial Network Credit Card Master Trust Series 2017-B, Class A 1.98%, 6/15/23		470	466,183
Series 2017-C, Class A 2.31%, 8/15/24		935	917,049
Series 2018-A, Class A 3.07%, 12/16/24		590	586,356

			5,214,518

Other ABS-Fixed Rate–1.4%
CLUB Credit Trust Series 2017-P1, Class A 2.42%, 9/15/23(b)(d)		234	233,281
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21		546	544,249

Marlette Funding Trust Series 2017-1A, Class A 2.827%, 3/15/24(b)(d)	U.S.$	73	$73,413
Series 2017-2A, Class A 2.39%, 7/15/24(b)(d)		106	105,768
Series 2017-3A, Class A 2.36%, 12/15/24(b)(d)		107	106,759
Series 2017-3A, Class B 3.01%, 12/15/24(b)(d)		166	164,826
Series 2018-3A, Class A 3.20%, 9/15/28(b)(d)		512	511,628
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(b)(d)		123	122,245
Series 2016-3, Class A 3.05%, 12/26/25(b)(d)		190	189,283
Series 2017-2, Class A 3.28%, 2/25/26(b)(d)		235	234,264
Series 2017-5, Class A2 2.78%, 9/25/26(b)(d)		430	422,353
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 8/25/27(b)(d)		203	203,051

			2,911,120

Credit Cards-Floating Rate–0.4%
Discover Card Execution Note Trust Series 2014-A1, Class A1 2.588% (LIBOR 1 Month + 0.43%), 7/15/21(c)		895	896,099

Autos-Floating Rate–0.4%
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A2 2.728% (LIBOR 1 Month + 0.57%), 1/15/22(c)		836	840,206

Total Asset-Backed Securities (cost $19,812,382)			19,702,934

COMMERCIAL MORTGAGE-BACKED SECURITIES–7.5%
Non-Agency Fixed Rate CMBS–5.8%
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 1.547%, 4/10/46(e)		9,211	469,614
Series 2015-GC29, Class A2 2.674%, 4/10/48		825	819,540
Commercial Mortgage Trust Series 2013-LC6, Class XA 1.506%, 1/10/46(e)		3,378	159,402
Series 2014-CR16, Class A2 3.042%, 4/10/47		1,068	1,068,781
Series 2014-CR19, Class A2 2.965%, 8/10/47		1,300	1,299,716

Schedule of Investments—Short Duration Plus Portfolio	3

Principal Amount (000)			U.S. $ Value

GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.667%, 2/10/46(e)	U.S.$	8,674	$469,255
GS Mortgage Securities Trust Series 2012-GCJ7, Class AS 4.085%, 5/10/45		500	508,218
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2010-C2, Class D
5.828%, 11/15/43(b)(d)		546	550,414
Series 2013-C13, Class A2
2.665%, 1/15/46		279	278,647
Series 2013-C16, Class A2
3.07%, 12/15/46		450	449,525
JPMBB Commercial Mortgage Securities Trust
Series 2013-C15, Class A2
2.977%, 11/15/45		330	330,011
Series 2014-C22, Class XA
1.038%, 9/15/47(e)		11,309	452,459
Series 2015-C28, Class A2
2.773%, 10/15/48		1,042	1,035,782
Series 2015-C29, Class A2
2.921%, 5/15/48		482	479,904
LSTAR Commercial Mortgage Trust
Series 2014-2, Class A2
2.767%, 1/20/41(b)		16	15,457
Series 2016-4, Class A2
2.579%, 3/10/49(b)		587	564,785
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17, Class A2
3.119%, 8/15/47		905	905,420
Series 2015-C23, Class A2
2.982%, 7/15/50		775	772,223
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(d)(f)		335	311,311
Wells Fargo Commercial Mortgage Trust Series 2015-NXS1, Class A2 2.632%, 5/15/48		464	461,717
WF-RBS Commercial Mortgage Trust
Series 2011-C2, Class C
5.392%, 2/15/44(b)(d)		516	527,963
Series 2012-C10, Class XA
1.716%, 12/15/45(b)(e)		1,176	62,210
Series 2014-C24, Class A2
2.863%, 11/15/47		544	543,589

			12,535,943

Non-Agency Floating Rate CMBS–1.1%
Ashford Hospitality Trust Series 2018-KEYS, Class A 3.158% (LIBOR 1 Month + 1.00%), 5/15/35(b)(c)		475	475,436

BX Trust Series 2017-IMC, Class A 3.208% (LIBOR 1 Month + 1.05%), 10/15/32(b)(c)	U.S.$	540	$540,515
Great Wolf Trust Series 2017-WOLF, Class A 3.158% (LIBOR 1 Month + 0.85%), 9/15/34(b)(c)		459	459,148
Starwood Retail Property Trust Series 2014-STAR, Class A 3.378% (LIBOR 1 Month + 1.22%), 11/15/27(b)(c)		885	886,365

			2,361,464

Agency CMBS–0.6%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 2/25/23		1,247	1,238,168
Government National Mortgage Association Series 2006-51, Class IO 0.938%, 8/16/46(e)		423	1,586

			1,239,754

Total Commercial Mortgage-Backed Securities (cost $16,495,530)			16,137,161

COLLATERALIZED MORTGAGE OBLIGATIONS–5.7%
Risk Share Floating Rate–2.2%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DN1, Class M3 6.366% (LIBOR 1 Month + 4.15%), 1/25/25(c)		388	416,730
Series 2015-DNA3, Class M2 5.066% (LIBOR 1 Month + 2.85%), 4/25/28(c)		559	578,730
Series 2015-HQ2, Class M2 4.166% (LIBOR 1 Month + 1.95%), 5/25/25(c)		603	618,396
Series 2015-HQA1, Class M2 4.866% (LIBOR 1 Month + 2.65%), 3/25/28(c)		343	349,046
Series 2016-DNA4, Class M1 3.016% (LIBOR 1 Month + 0.80%), 3/25/29(c)		41	41,475
Series 2016-HQA2, Class M2 4.466% (LIBOR 1 Month + 2.25%), 11/25/28(c)		427	435,850
Series 2017-DNA1, Class M1 3.416% (LIBOR 1 Month + 1.20%), 7/25/29(c)		261	263,064

4	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Principal Amount (000)			U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M1 4.216% (LIBOR 1 Month + 2.00%), 10/25/23(c)	U.S.$	14	$13,606
Series 2013-C01, Class M2 7.466% (LIBOR 1 Month + 5.25%), 10/25/23(c)		265	304,793
Series 2014-C01, Class M1 3.816% (LIBOR 1 Month + 1.60%), 1/25/24(c)		189	189,515
Series 2014-C02, Class 1M1 3.014% (LIBOR 1 Month + 0.95%), 5/25/24(c)		148	147,787
Series 2016-C02, Class 1M1 4.366% (LIBOR 1 Month + 2.15%), 9/25/28(c)		92	92,701
Series 2016-C03, Class 1M1 4.216% (LIBOR 1 Month + 2.00%), 10/25/28(c)		439	443,984
Series 2016-C03, Class 2M1 4.416% (LIBOR 1 Month + 2.20%), 10/25/28(c)		35	34,880
Series 2016-C04, Class 1M1 3.666% (LIBOR 1 Month + 1.45%), 1/25/29(c)		119	119,368
Series 2016-C05, Class 2M1 3.566% (LIBOR 1 Month + 1.35%), 1/25/29(c)		63	63,348
Series 2016-C06, Class 1M1 3.364% (LIBOR 1 Month + 1.30%), 4/25/29(c)		525	529,334
Series 2017-C01, Class 1M1 3.364% (LIBOR 1 Month + 1.30%), 7/25/29(c)		224	225,824
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M1 5.066% (LIBOR 1 Month + 2.85%), 11/25/25(c)(g)		25	25,310

			4,893,741

Agency Floating Rate–2.1%
Federal Home Loan Mortgage Corp. REMICs Series 4248, Class QF 2.658% (LIBOR 1 Month + 0.50%), 6/15/39(c)		681	687,768
Series 4286, Class VF 2.608% (LIBOR 1 Month + 0.45%), 12/15/43(c)		667	673,034
Federal National Mortgage Association REMICs Series 2013-57, Class FN 2.566% (LIBOR 1 Month + 0.35%), 6/25/43(c)		575	572,573

Series 2014-49, Class AF 2.402% (LIBOR 1 Month + 0.32%), 8/25/44(c)	U.S.$	927	$926,787
NCUA Guaranteed Notes Trust Series 2010-R3, Class 1A 2.64% (LIBOR 1 Month + 0.56%), 12/08/20(c)		1,689	1,693,431

			4,553,593

Agency Fixed Rate–1.4%
Federal Home Loan Mortgage Corp. REMICs Series 3948, Class DA 3.00%, 12/15/24		473	473,480
Series 4029, Class NE 2.50%, 3/15/41		1,237	1,194,809
Federal National Mortgage Association REMICs Series 2010-9, Class EA 3.50%, 1/25/24		56	56,409
Series 2014-54, Class LA 3.00%, 2/25/44		410	403,276
Series 2015-72, Class PC 3.00%, 10/25/43		874	872,706

			3,000,680

Total Collateralized Mortgage Obligations (cost $12,487,139)			12,448,014

INFLATION-LINKED SECURITIES–4.9%
United States–4.9%
U.S. Treasury Inflation Index 0.125%, 4/15/21 (TIPS)		3,094	3,030,812
0.625%, 7/15/21 (TIPS)		2,588	2,581,168
1.25%, 7/15/20 (TIPS)		4,894	4,948,766

Total Inflation-Linked Securities (cost $10,565,462)			10,560,746

AGENCIES–4.3%
Agency Callables–1.6%
Federal Home Loan Bank 2.28%, 9/20/19(h)		3,520	3,519,391

Agency Debentures–2.7%
Federal Home Loan Bank 2.625%, 5/28/20		3,650	3,639,700
Federal National Mortgage Association 2.75%, 6/22/21		2,217	2,206,294

			5,845,994

Total Agencies (cost $9,385,451)			9,365,385

Schedule of Investments—Short Duration Plus Portfolio	5

	Principal Amount (000)			U.S. $ Value

MORTGAGE PASS-THROUGHS–1.2%
Agency ARMs–0.0%
Federal National Mortgage Association Series 2007 3.905% (LIBOR 6 Month + 1.40%), 1/01/37(c)	U.S.$		3	$2,786

Agency Fixed Rate 15-Year–0.2%
Federal Home Loan Mortgage Corp. Gold Series 2011 5.00%, 7/01/25			201	206,851
6.50%, 3/01/26			292	307,428
Federal National Mortgage Association Series 2006 6.00%, 12/01/21			2	2,537

				516,816

Agency Fixed Rate 30-Year–1.0%
Federal National Mortgage Association Series 2010 5.00%, 2/01/40			1,396	1,491,042
Government National Mortgage Association Series 2002 7.50%, 3/15/32			67	75,459
Series 2009 5.00%, 10/15/39			558	597,886

				2,164,387

Total Mortgage Pass-Throughs (cost $2,738,488)				2,683,989

SHORT-TERM INVESTMENTS–2.8%
Governments-Treasuries–2.8%
Japan–2.8%
Japan Treasury Discount Bill Series 715 Zero Coupon, 10/22/18 (cost $6,183,788)		JPY	690,000	$6,073,360

Total Investments—99.0% (cost $216,103,706)				214,545,061

Other assets less liabilities—1.0%				2,187,623

Net Assets—100.0%				$216,732,684

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	240	December 2018	USD	48,000	$50,693,701	$50,576,250	$(117,451)
Sold Contracts
U.S. Long Bond (CBT) Futures	1	December 2018	USD	100	144,913	140,500	4,413
U.S. T-Note 5 Yr (CBT) Futures	2	December 2018	USD	200	226,450	224,953	1,497
U.S. T-Note 10 Yr (CBT) Futures	21	December 2018	USD	2,100	2,518,900	2,494,406	24,494

							$(87,047)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
HSBC Bank USA	JPY	690,151	USD	6,197	10/10/18	$119,457

6	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)%	Monthly	0.38%	USD	87	$(674)	$1,093	$(1,767)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.07	USD	363	21,526	26,297	(4,771)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.07	USD	295	17,493	22,117	(4,624)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.07	USD	295	17,494	22,897	(5,403)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.07	USD	147	8,717	12,118	(3,401)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.38	USD	1,564	(12,130)	19,507	(31,637)
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.38	USD	1,048	(8,128)	14,092	(22,220)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	24	(2,821)	(3,975)	1,154
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	147	(17,282)	(23,206)	5,924
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	363	(42,617)	(40,012)	(2,605)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	295	(34,633)	(33,295)	(1,338)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	295	(34,633)	(33,962)	(671)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	147	(17,258)	(17,306)	48
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	330	(38,797)	(32,377)	(6,420)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	168	(19,751)	(14,307)	(5,444)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	132	(15,519)	(11,008)	(4,511)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	607	(71,363)	(50,618)	(20,745)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	209	(24,572)	(12,800)	(11,772)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	860	(101,107)	(61,144)	(39,963)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	504	(59,254)	(33,528)	(25,726)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.35	USD	800	(9,663)	(16,093)	6,430

Schedule of Investments—Short Duration Plus Portfolio	7

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.57%	USD	445	$(52,317)	$(32,829)	$(19,488)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	499	(58,666)	(42,207)	(16,459)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	186	(21,867)	(31,711)	9,844
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	133	(15,637)	(22,354)	6,717
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	160	(18,811)	(25,292)	6,481

						$(612,270)	$(419,903)	$(192,367)

*	Termination date
(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate market value of these securities amounted to $24,297,408 or 11.2% of net assets.
(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2018.
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	IO—Interest Only.
(f)	Illiquid security.
(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.01% of net assets as of September 30, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M1 5.066%, 11/25/25	9/28/15	$25,217	$25,310	0.01%

(h)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2018.

Currency Abbreviations:

JPY—Japanese Yen

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CMBS—Commercial Mortgage-Backed Securities

LIBOR—London Interbank Offered Rates

NCUA—National Credit Union Administration

REMICs—Real Estate Mortgage Investment Conduits

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

8	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

September 30, 2018

Principal Amount (000)			U.S. $ Value

CORPORATES-INVESTMENT GRADE–21.6%
Industrial–10.5%
Basic–1.2%
ArcelorMittal 6.125%, 6/01/25	U.S.$	3,018	$3,280,445
Dow Chemical Co. (The) 3.00%, 11/15/22		6	5,852
Eastman Chemical Co. 3.80%, 3/15/25		2,282	2,254,297
Glencore Funding LLC 4.125%, 5/30/23(a)		2,622	2,615,235
Mexichem SAB de CV 4.00%, 10/04/27(a)		3,400	3,136,500
4.875%, 9/19/22(a)		1,519	1,547,481
Minsur SA 6.25%, 2/07/24(a)		3,473	3,590,214
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)		4,581	4,466,475
Suzano Austria GmbH 6.00%, 1/15/29(a)		4,928	4,954,266
Vale Overseas Ltd. 6.25%, 8/10/26		9,060	9,841,193
Yamana Gold, Inc. 4.95%, 7/15/24		3,776	3,727,630

			39,419,588

Capital Goods–0.4%
Boeing Co. (The) 1.65%, 10/30/20		15	14,585
Caterpillar Financial Services Corp. 2.00%, 3/05/20		13	12,816
Embraer Netherlands Finance BV 5.40%, 2/01/27		4,960	5,059,200
Emerson Electric Co. 5.00%, 4/15/19		10	10,112
General Electric Co. Series D 5.00%, 1/21/21(b)		1,879	1,832,326
Lockheed Martin Corp. 1.85%, 11/23/18		8	7,992
United Technologies Corp. 3.95%, 8/16/25		6,049	6,025,106

			12,962,137

Communications-Media–0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		2,455	2,495,900

Comcast Corp. 5.70%, 7/01/19	U.S.$	9	$9,184
Cox Communications, Inc. 2.95%, 6/30/23(a)		2,401	2,284,408
Time Warner Cable LLC 4.00%, 9/01/21		18	18,094
4.125%, 2/15/21		9,385	9,461,488
4.50%, 9/15/42		2,370	2,026,634
8.75%, 2/14/19		10	10,207
Warner Media LLC 3.60%, 7/15/25		6,420	6,154,790

			22,460,705

Communications-Telecommunications–1.2%
AT&T, Inc. 3.40%, 5/15/25		22,024	20,959,360
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(a)		6,740	6,748,627
Verizon Communications, Inc. 4.862%, 8/21/46		2,993	3,000,123
Vodafone Group PLC
3.75%, 1/16/24		2,639	2,609,021
4.125%, 5/30/25		5,820	5,779,086

			39,096,217

Consumer Cyclical-Automotive–0.5%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		4,755	4,712,585
General Motors Co. 3.50%, 10/02/18		3,880	3,880,000
General Motors Financial Co., Inc.
3.10%, 1/15/19		5,525	5,528,923
4.00%, 1/15/25		1,105	1,067,795
4.30%, 7/13/25		1,405	1,366,180

			16,555,483

Consumer Non-Cyclical–1.7%
Bayer US Finance LLC 2.375%, 10/08/19(a)		5,300	5,264,384
Becton Dickinson and Co. 3.734%, 12/15/24		1,826	1,787,964
Biogen, Inc. 4.05%, 9/15/25		7,188	7,213,086
Celgene Corp. 2.875%, 8/15/20		7	6,952
Coca-Cola Co. (The) 1.375%, 5/30/19		5	4,962
CVS Health Corp.
2.25%, 8/12/19		8	7,957
4.10%, 3/25/25		4,035	4,021,120
4.30%, 3/25/28		4,035	3,999,653
Danone SA 1.691%, 10/30/19(a)		3,300	3,251,556
Medtronic, Inc. 3.50%, 3/15/25		9,065	8,986,044

Schedule of Investments—Intermediate Duration Portfolio	9

Principal Amount (000)			U.S. $ Value

Mylan NV 3.125%, 11/22/28(a)	EUR	4,695	$5,563,916
Reynolds American, Inc. 6.875%, 5/01/20	U.S.$	1,300	1,369,550
Sigma Alimentos SA de CV 4.125%, 5/02/26(a)		378	360,045
Tyson Foods, Inc.
2.65%, 8/15/19		1,788	1,783,923
3.95%, 8/15/24		5,908	5,900,202
4.50%, 6/15/22		7	7,208
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20		3,400	3,366,714
Zoetis, Inc. 3.45%, 11/13/20		2,422	2,431,591

			55,326,827

Energy–3.2%
Cenovus Energy, Inc.
3.00%, 8/15/22		4,694	4,514,032
4.25%, 4/15/27		10,300	9,956,907
5.70%, 10/15/19		1,637	1,675,027
Encana Corp. 3.90%, 11/15/21		3,815	3,829,230
Energy Transfer Partners LP
4.65%, 6/01/21		6	6,143
4.75%, 1/15/26		6,615	6,670,500
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		1,196	1,213,055
Enterprise Products Operating LLC
3.35%, 3/15/23		11	10,884
5.20%, 9/01/20		2,133	2,209,105
Hess Corp. 4.30%, 4/01/27		5,930	5,755,777
Kinder Morgan Energy Partners LP
3.45%, 2/15/23		7	6,869
4.15%, 2/01/24		10,000	10,028,800
6.50%, 9/01/39		3,350	3,793,573
Kinder Morgan, Inc./DE
3.15%, 1/15/23		5,150	5,009,662
4.30%, 3/01/28		4,761	4,715,532
Marathon Petroleum Corp. 5.125%, 3/01/21		6	6,225
National Oilwell Varco, Inc. 2.60%, 12/01/22		14	13,344
Noble Energy, Inc.
3.85%, 1/15/28		2,870	2,708,075
3.90%, 11/15/24		6,369	6,256,523
4.15%, 12/15/21		2,244	2,271,108
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		8,819	8,496,401
Sabine Pass Liquefaction LLC
5.00%, 3/15/27		4,443	4,559,718
5.625%, 3/01/25		5,579	5,945,540
5.875%, 6/30/26		1,000	1,079,050

Western Gas Partners LP
4.50%, 3/01/28	U.S.$	2,025	$1,944,810
4.75%, 8/15/28		1,275	1,246,848
Williams Cos., Inc. (The)
3.35%, 8/15/22		7	6,865
4.125%, 11/15/20		4,549	4,598,357
4.50%, 11/15/23		6,712	6,832,816

			105,360,776

Other Industrial–0.1%
Alfa SAB de CV 5.25%, 3/25/24(a)		3,311	3,387,567

Services–0.4%
Expedia Group, Inc. 3.80%, 2/15/28		5,946	5,480,488
S&P Global, Inc. 4.40%, 2/15/26		6,121	6,281,248
Total System Services, Inc. 4.00%, 6/01/23		2,747	2,762,108

			14,523,844

Technology–1.0%
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.625%, 1/15/24		1,666	1,619,485
3.875%, 1/15/27		3,605	3,397,748
Dell International LLC/EMC Corp.
5.45%, 6/15/23(a)		4,390	4,613,100
6.02%, 6/15/26(a)		4,615	4,929,189
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(a)		5,868	5,816,362
KLA-Tencor Corp. 4.65%, 11/01/24		6,404	6,573,258
Lam Research Corp. 2.80%, 6/15/21		2,639	2,592,026
Seagate HDD Cayman 4.75%, 1/01/25		3,629	3,482,679

			33,023,847

Transportation-Services–0.1%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(a)		4,975	4,874,992

			346,991,983

Financial Institutions–10.4%
Banking–9.1%
ABN AMRO Bank NV 4.75%, 7/28/25(a)		1,171	1,174,689
Banco Santander SA
3.25%, 4/04/26(a)	EUR	400	484,794
3.50%, 4/11/22	U.S.$	5,600	5,482,400
5.179%, 11/19/25		8,200	8,246,986
Bank of America Corp.
4.45%, 3/03/26		819	819,680
5.00%, 5/13/21		10	10,408

10	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Principal Amount (000)			U.S. $ Value

Series DD 6.30%, 3/10/26(b)	U.S.$	1,628	$1,749,107
Series L 3.95%, 4/21/25		4,925	4,819,408
Series Z 6.50%, 10/23/24(b)		2,548	2,745,776
Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(a)		3,625	3,574,540
BB&T Corp. 2.625%, 6/29/20		3,100	3,071,914
BNP Paribas SA 2.375%, 5/21/20		2,500	2,465,725
3.80%, 1/10/24(a)		2,928	2,865,751
Series E 2.25%, 1/11/27(a)	EUR	3,037	3,551,251
BPCE SA 2.65%, 2/03/21	U.S.$	1,790	1,756,509
5.70%, 10/22/23(a)		1,991	2,075,598
Capital One Financial Corp. 3.30%, 10/30/24		8,359	7,971,226
Citigroup, Inc. 3.875%, 3/26/25		6,580	6,394,576
4.044%, 6/01/24		13,285	13,329,505
4.50%, 1/14/22		11	11,316
Citizens Bank NA/Providence RI 2.25%, 3/02/20		2,370	2,333,052
Commonwealth Bank of Australia/New York NY Series G 2.30%, 3/12/20		2,330	2,300,758
Compass Bank 2.875%, 6/29/22		8,460	8,154,340
5.50%, 4/01/20		14,784	15,133,198
Cooperatieve Rabobank UA 3.95%, 11/09/22		1,581	1,573,079
4.375%, 8/04/25		6,380	6,309,182
Cooperatieve Rabobank UA/NY 2.25%, 1/14/20		3,345	3,305,495
Credit Agricole SA/London 2.75%, 6/10/20(a)		2,200	2,177,274
3.25%, 10/04/24(a)		1,287	1,207,322
3.375%, 1/10/22(a)		576	565,811
4.125%, 1/10/27(a)		2,272	2,194,593
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		7,155	7,069,355
4.55%, 4/17/26		5,635	5,656,751
Discover Bank 4.682%, 8/09/28		2,264	2,248,107
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		5,866	5,649,545
3.75%, 5/22/25		2,661	2,606,902
3.85%, 7/08/24		10,315	10,248,881
5.25%, 7/27/21		6	6,274
5.75%, 1/24/22		14	14,891
Series D 6.00%, 6/15/20		6,177	6,448,726

HSBC Bank USA NA 4.875%, 8/24/20	U.S.$	3,370	$3,464,158
HSBC Holdings PLC 4.25%, 3/14/24		6,161	6,122,247
4.292%, 9/12/26		3,341	3,307,055
4.30%, 3/08/26		4,000	3,979,400
ING Bank NV 5.80%, 9/25/23(a)		7,692	8,110,829
JPMorgan Chase & Co. 3.22%, 3/01/25		8,425	8,157,927
3.54%, 5/01/28		15,320	14,612,676
4.50%, 1/24/22		20	20,613
KeyBank NA/Cleveland OH 2.25%, 3/16/20		2,100	2,071,629
Lloyds Banking Group PLC 4.582%, 12/10/25		8,285	8,120,543
4.65%, 3/24/26		722	708,903
Manufacturers & Traders Trust Co. 2.625%, 1/25/21		4,600	4,524,146
Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/01/26		801	786,438
Morgan Stanley 5.00%, 11/24/25		5,000	5,174,000
7.25%, 4/01/32		15	19,132
Series G 3.75%, 2/25/23		8	7,983
4.35%, 9/08/26		8,591	8,517,719
5.50%, 7/28/21		11	11,571
MUFG Bank Ltd. 2.30%, 3/05/20(a)		1,400	1,380,876
National Australia Bank Ltd./New York Series G 2.625%, 7/23/20		2,330	2,303,554
Nationwide Building Society 4.00%, 9/14/26(a)		8,635	8,086,505
PNC Bank NA 2.60%, 7/21/20		272	269,511
PNC Financial Services Group, Inc. (The) 5.125%, 2/08/20		5	5,129
Royal Bank of Scotland Group PLC 5.125%, 5/28/24		3,244	3,242,800
Santander Holdings USA, Inc. 4.40%, 7/13/27		8,385	8,013,377
Santander UK Group Holdings PLC 3.571%, 1/10/23		6,800	6,605,860
Santander UK PLC 5.00%, 11/07/23(a)		5,085	5,126,697
Standard Chartered PLC 3.95%, 1/11/23(a)		6,850	6,705,259
UBS AG/Stamford CT 7.625%, 8/17/22		5,982	6,652,283

Schedule of Investments—Intermediate Duration Portfolio	11

Principal Amount (000)				U.S. $ Value

UBS Group Funding Switzerland AG 4.125%, 9/24/25(a)	U.S.$	4,794		$4,763,462
US Bancorp Series J 5.30%, 4/15/27(b)		3,485		3,490,611
Wells Fargo & Co. 3.069%, 1/24/23		6,527		6,365,391

				298,532,979

Finance–0.2%
Synchrony Financial 4.50%, 7/23/25		6,600		6,382,068

Insurance–0.8%
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/77(a)		2,851		2,797,230
Halfmoon Parent, Inc. 3.75%, 7/15/23(a)		2,272		2,268,501
4.125%, 11/15/25(a)		2,682		2,672,935
4.375%, 10/15/28(a)		3,600		3,585,384
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		1,034		1,066,385
MetLife Capital Trust IV 7.875%, 12/15/37(a)		5,200		6,403,696
MetLife, Inc. 4.75%, 2/08/21		1,211		1,250,018
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		2,058		3,201,939
New York Life Global Funding 1.95%, 2/11/20(a)		400		394,300
Prudential Financial, Inc. 4.50%, 11/15/20		15		15,376
5.70%, 9/15/48		3,250		3,237,813

				26,893,577

REITS–0.3%
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		202		197,241
Welltower, Inc. 4.00%, 6/01/25		10,111		9,969,446

				10,166,687

				341,975,311

Utility–0.7%
Electric–0.7%
Dominion Energy, Inc. 4.70%, 12/01/44		2,109		2,129,605
Series C 2.00%, 8/15/21		2		1,916
Duke Energy Carolinas LLC 3.90%, 6/15/21		4		4,062
Enel Chile SA 4.875%, 6/12/28		4,545		4,569,997

Exelon Generation Co. LLC 2.95%, 1/15/20	U.S.$	4,261		$4,247,876
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(a)		7,000		7,113,750
TECO Finance, Inc. 5.15%, 3/15/20		3,625		3,703,663

				21,770,869

Total Corporates–Investment Grade (cost $713,571,637)				710,738,163

MORTGAGE PASS-THROUGHS–17.1%
Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Series 2006 3.909% (LIBOR 12 Month + 2.11%), 12/01/36(c)		1		695
Series 2007 4.114% (LIBOR 12 Month + 2.10%), 3/01/37(c)		1		1,170

				1,865

Agency Fixed Rate 15-Year–1.7%
Federal National Mortgage Association Series 2012 2.50%, 4/01/27		33		32,490
Series 2016 2.50%, 2/01/31–1/01/32		49,483		47,800,836
Series 2017 2.50%, 1/01/32–2/01/32		6,965		6,725,274

				54,558,600

Agency Fixed Rate 30-Year–15.4%
Federal Home Loan Mortgage Corp. Gold Series 2003 5.00%, 8/01/33		2		1,599
Series 2007 5.50%, 7/01/35		1,210		1,308,954
Series 2016 4.00%, 2/01/46		13,081		13,329,108
Series 2017 4.00%, 7/01/44		10,743		10,950,772
Series 2018 4.00%, 8/01/48		10,481		10,588,528
5.00%, 9/01/48		4,312		4,532,092
Federal National Mortgage Association Series 2001 6.50%, 8/01/31		3		2,863
Series 2002 6.50%, 9/01/32		0	**	231

12	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Principal Amount (000)				U.S. $ Value

Series 2003 5.50%, 4/01/33–11/01/33	U.S.$	3,757		$4,064,235
Series 2004 5.50%, 4/01/34–11/01/34		3,255		3,529,971
6.50%, 8/01/34		3		2,967
Series 2005 5.50%, 2/01/35		2,974		3,223,989
Series 2006 5.50%, 4/01/36		551		597,519
Series 2007 5.50%, 9/01/36		1,141		1,238,849
Series 2008 6.00%, 3/01/37		7		8,131
Series 2010 4.00%, 12/01/40		6,611		6,731,345
Series 2013 4.00%, 10/01/43		20,462		20,822,470
Series 2015 3.00%, 5/01/45–8/01/45		26,933		25,858,509
Series 2017 3.50%, 11/01/47–1/01/48		43,024		42,374,068
Series 2018 3.50%, 2/01/48–5/01/48		224,782		221,390,615
4.00%, 8/01/48–9/01/48		28,741		29,112,302
4.50%, 9/01/48		35,334		36,680,962
4.50%, 10/01/48, TBA		44,200		45,595,063
5.00%, 10/01/48, TBA		11,285		11,845,723
Government National Mortgage Association Series 1996 8.50%, 11/15/26		0	**	242
Series 2016 3.00%, 4/20/46–12/20/46		13,356		12,975,725

				506,766,832

Other Agency Fixed Rate Programs–0.0%
Federal National Mortgage Association Series 2009 4.50%, 7/01/29–10/01/29		811		841,636

Total Mortgage Pass-Throughs (cost $572,645,644)				562,168,933

GOVERNMENTS-TREASURIES–16.6%
United States–16.6%
U.S. Treasury Bonds 2.25%, 8/15/46		5,000		4,127,344
2.50%, 2/15/45–5/15/46		25,872		22,568,079
2.75%, 11/15/47		6,536		5,983,504
2.875%, 11/15/46		4,910		4,617,702
3.00%, 5/15/45–8/15/48		62,843		60,536,811
3.375%, 5/15/44		5,710		5,885,246
3.75%, 11/15/43		10,205		11,172,880
4.50%, 2/15/36		4,048		4,802,098
4.75%, 2/15/37		3,340		4,101,938
5.50%, 8/15/28		10,214		12,327,021

U.S. Treasury Notes 0.75%, 8/15/19	U.S.$	299		$294,235
1.125%, 1/31/19–2/28/19(d)		103,215		102,756,645
1.375%, 8/31/20–4/30/21		37,421		36,420,169
1.625%, 11/30/20–10/31/23		56,379		53,248,990
1.75%, 11/30/21(d)		26,965		26,033,865
1.875%, 1/31/22(d)		20,770		20,088,484
2.00%, 8/15/25		3,895		3,650,345
2.125%, 8/15/21–12/31/22		14,965		14,486,020
2.25%, 2/15/27		18,127		17,062,133
2.375%, 8/15/24(d)		22,206		21,473,799
2.50%, 8/15/23		195		191,039
2.875%, 8/15/28		19,541		19,241,778
3.50%, 5/15/20(d)		80,832		81,741,360
3.75%, 11/15/18		12,947		12,969,253

Total Governments–Treasuries (cost $553,126,108)				545,780,738

COMMERCIAL MORTGAGE-BACKED SECURITIES–9.2%
Non-Agency Fixed Rate CMBS–7.2%
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/50		8,525		8,294,273
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 5/10/58		3,655		3,535,244
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		11,325		11,234,283
Citigroup Commercial Mortgage Trust Series 2015-GC27, Class A5 3.137%, 2/10/48		7,490		7,281,787
Series 2015-GC35, Class A4 3.818%, 11/10/48		3,530		3,556,455
Series 2016-C1, Class A4 3.209%, 5/10/49		12,141		11,718,429
Series 2016-GC36, Class A5 3.616%, 2/10/49		3,982		3,948,865
Series 2018-B2, Class A4 4.009%, 3/10/51		5,890		5,974,077
Commercial Mortgage Trust Series 2012-CR3, Class E 4.914%, 10/15/45(a)(e)		3,938		3,521,711
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		2,883		2,780,266
Series 2015-CR24, Class A5 3.696%, 8/10/48		3,925		3,936,872
Series 2015-DC1, Class A5 3.35%, 2/10/48		6,250		6,131,306
Series 2015-PC1, Class A5 3.902%, 7/10/50		7,135		7,212,997

Schedule of Investments—Intermediate Duration Portfolio	13

Principal Amount (000)			U.S. $ Value

CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 6/15/57	U.S.$	3,451	$3,405,567
Series 2015-C3, Class A4 3.718%, 8/15/48		6,101	6,099,922
Series 2015-C4, Class A4 3.808%, 11/15/48		7,715	7,744,980
Series 2016-C5, Class XA 1.182%, 11/15/48(f)		40,558	1,972,376
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		10,722	10,669,246
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(a)		478	464,612
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		6,804	6,668,343
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM
5.372%, 5/15/47(e)		1,187	1,190,278
Series 2011-C5, Class D 5.586%, 8/15/46(a)(e)		1,285	1,283,234
Series 2012-C6, Class E 5.312%, 5/15/45(a)(e)		3,967	3,515,918
Series 2014-C20, Class A5 3.805%, 7/15/47		9,950	10,057,537
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class D 4.72%, 8/15/46(a)(e)		2,527	2,168,030
Series 2015-C30, Class A5 3.822%, 7/15/48		3,820	3,860,469
Series 2015-C31, Class A3 3.801%, 8/15/48		9,802	9,871,977
Series 2015-C32, Class C 4.817%, 11/15/48(e)		5,623	5,609,086
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39(e)		1,527	1,053,901
LSTAR Commercial Mortgage Trust
Series 2014-2, Class A2 2.767%, 1/20/41(a)		177	176,784
Series 2015-3, Class A2 2.729%, 4/20/48(a)		4,963	4,910,743
Series 2016-4, Class A2 2.579%, 3/10/49(a)		6,295	6,057,537
Morgan Stanley Capital I Trust
Series 2005-IQ9, Class D 5.00%, 7/15/56(e)(g)		3,478	3,232,056
Series 2016-UB12, Class A4 3.596%, 12/15/49		6,180	6,082,616

UBS Commercial Mortgage Trust
Series 2018-C10, Class A4 4.313%, 5/15/51	U.S.$	7,900	$8,156,989
Series 2018-C8, Class A4 3.983%, 2/15/51		6,400	6,444,996
Series 2018-C9, Class A4 4.117%, 3/15/51		10,270	10,441,987
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		9,507	9,277,670
Wells Fargo Commercial Mortgage Trust
Series 2015-SG1, Class C 4.618%, 9/15/48(e)		5,778	5,672,335
Series 2016-C35, Class XA 2.14%, 7/15/48(f)		24,386	2,745,042
Series 2018-C43, Class A4 4.012%, 3/15/51		4,550	4,585,215
WF-RBS Commercial Mortgage Trust
Series 2013-C11, Class XA 1.359%, 3/15/45(a)(f)		72,243	3,007,386
Series 2014-C19, Class A5 4.101%, 3/15/47		1,600	1,639,799
Series 2014-C20, Class A2 3.036%, 5/15/47		4,819	4,819,627
Series 2014-C21, Class A5 3.678%, 8/15/47		6,200	6,215,391

			238,228,214

Non-Agency Floating Rate CMBS–2.0%
Ashford Hospitality Trust Series 2018-ASHF, Class A 3.058% (LIBOR 1 Month + 0.90%), 4/15/35(a)(c)		4,466	4,472,552
Series 2018-KEYS, Class A 3.158% (LIBOR 1 Month + 1.00%), 5/15/35(a)(c)		7,150	7,156,557
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 3.158% (LIBOR 1 Month + 1.00%), 11/15/33(a)(c)(e)		10,570	10,690,055
BHMS Series 2018-ATLS, Class A 3.408% (LIBOR 1 Month + 1.25%), 7/15/35(a)(c)		6,885	6,893,756
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 2.978% (LIBOR 1 Month + 0.82%), 6/15/35(a)(c)		4,000	3,998,554
BX Trust Series 2017-IMC, Class A 3.208% (LIBOR 1 Month + 1.05%), 10/15/32(a)(c)		8,330	8,337,944

14	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Principal Amount (000)			U.S. $ Value

Credit Suisse Mortgage Trust Series 2016-MFF, Class D 6.758% (LIBOR 1 Month + 4.60%), 11/15/33(a)(c)(e)	U.S.$	2,270	$2,270,130
Great Wolf Trust Series 2017-WOLF, Class A 3.158% (LIBOR 1 Month + 0.85%), 9/15/34(a)(c)		5,685	5,686,833
H/2 Asset Funding NRE Series 2015-1A, Class AFL 3.866% (LIBOR 1 Month + 1.65%), 6/24/49(c)(e)(h)		1,089	1,089,431
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 4.081% (LIBOR 1 Month + 1.95%), 11/15/26(a)(c)		2,639	2,636,659
RETL Series 2018-RVP, Class A 3.258% (LIBOR 1 Month + 1.10%), 3/15/33(a)(c)		2,483	2,492,309
Starwood Retail Property Trust Series 2014-STAR, Class A 3.378% (LIBOR 1 Month + 1.22%), 11/15/27(a)(c)		10,160	10,172,798

			65,897,578

Total Commercial Mortgage-Backed Securities (cost $311,921,793)			304,125,792

ASSET-BACKED SECURITIES–7.4%
Autos-Fixed Rate–4.0%
AmeriCredit Automobile Receivables Trust Series 2017-3, Class A2A 1.69%, 12/18/20		1,798	1,791,851
Avis Budget Rental Car Funding AESOP LLC
Series 2013-2A, Class A 2.97%, 2/20/20(a)		14,038	14,045,067
Series 2016-1A, Class A 2.99%, 6/20/22(a)		3,918	3,865,824
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		1,862	1,855,085
CPS Auto Receivables Trust Series 2016-C, Class E 8.39%, 9/15/23(a)		4,440	4,747,461
CPS Auto Trust Series 2017-A, Class A 1.68%, 8/17/20(a)		573	572,006
Drive Auto Receivables Trust Series 2017-3, Class B 2.30%, 5/17/21		4,270	4,263,665

DT Auto Owner Trust
Series 2017-3A, Class A 1.73%, 8/17/20(a)	U.S.$	582	$580,997
Series 2018-1A, Class A 2.59%, 5/17/21(a)		4,796	4,791,303
Exeter Automobile Receivables Trust
Series 2016-1A, Class D 8.20%, 2/15/23(a)		3,040	3,220,179
Series 2016-3A, Class A 1.84%, 11/16/20(a)		254	253,458
Series 2017-2A, Class A 2.11%, 6/15/21(a)		1,284	1,281,333
Series 2018-2A, Class A 2.79%, 7/15/21(a)		5,280	5,276,055
First Investors Auto Owner Trust Series 2016-2A, Class A1 1.53%, 11/16/20 (a)		152	151,733
Flagship Credit Auto Trust
Series 2016-2, Class D 8.56%, 11/15/23(a)		3,030	3,213,339
Series 2016-4, Class A2 1.96%, 2/16/21(a)		2,386	2,380,555
Series 2016-4, Class D
3.89%, 11/15/22(a)		3,395	3,380,421
Series 2017-1, Class A 1.93%, 12/15/21(a)		1,542	1,537,865
Series 2017-3, Class A 1.88%, 10/15/21(a)		3,015	2,995,007
Series 2017-4, Class A 2.07%, 4/15/22(a)		2,554	2,533,326
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(a)		14,327	14,233,213
Series 2016-1, Class A 2.31%, 8/15/27(a)		1,899	1,858,102
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		9,202	9,080,820
Series 2016-1, Class A1 1.76%, 2/15/21		4,164	4,150,756
Series 2017-1, Class A1 2.07%, 5/15/22		5,045	4,963,406
Harley-Davidson Motorcycle Trust Series 2015-1, Class A3 1.41%, 6/15/20		176	175,471
Hertz Vehicle Financing II LP Series 2015-1A, Class B 3.52%, 3/25/21(a)		3,692	3,669,140
Series 2016-1A, Class A 2.32%, 3/25/20(a)		6,809	6,790,033
Series 2017-1A, Class A 2.96%, 10/25/21(a)		6,830	6,739,796
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 6/27/22(a)		4,175	4,158,896

Schedule of Investments—Intermediate Duration Portfolio	15

Principal Amount (000)				U.S. $ Value

Santander Drive Auto Receivables Trust Series 2017-3, Class A2 1.67%, 6/15/20		U.S.$	656	$656,109
Westlake Automobile Receivables Trust Series 2016-3A, Class E 5.69%, 10/16/23(a)			4,725	4,824,016
Series 2018-3A, Class A1 2.53%, 9/16/19(a)			7,263	7,264,592

				131,300,880

Other ABS-Fixed Rate–1.9%
CLUB Credit Trust Series 2017-P2, Class A 2.61%, 1/15/24(a)(e)			3,697	3,678,152
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21			6,392	6,377,520
Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class A 3.39%, 7/15/25(a)(e)			3,701	3,699,652
Marlette Funding Trust Series 2017-1A, Class A
2.827%, 3/15/24(a)(e)			752	751,607
Series 2017-2A, Class A 2.39%, 7/15/24(a)(e)			1,548	1,545,966
Series 2017-3A, Class A 2.36%, 12/15/24(a)(e)			1,427	1,422,225
Series 2017-3A, Class B 3.01%, 12/15/24(a)(e)			1,725	1,712,804
Series 2018-1A, Class A 2.61%, 3/15/28(a)(e)			3,331	3,320,584
Series 2018-3A, Class A 3.20%, 9/15/28(a)(e)			7,629	7,627,915
Prosper Marketplace Issuance Trust Series 2017-2A, Class B 3.48%, 9/15/23(a)(e)			1,500	1,497,727
SBA Tower Trust Series 2015-1A,Class C 3.156%, 10/08/20(a)(e)			7,996	7,936,030
SoFi Consumer Loan Program LLC
Series 2016-3, Class A 3.05%, 12/26/25(a)(e)			993	988,198
Series 2017-1, Class A 3.28%, 1/26/26(a)(e)			2,413	2,409,609
Series 2017-2, Class A 3.28%, 2/25/26(a)(e)			2,383	2,378,234
Series 2017-5, Class A2 2.78%, 9/25/26(a)(e)			5,740	5,637,920
Series 2017-6, Class A2 2.82%, 11/25/26(a)(e)			6,740	6,668,346

SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 8/25/27(a)(e)	U.S.$		5,315	$5,316,345

				62,968,834

Credit Cards-Fixed Rate–1.5%
Barclays Dryrock Issuance Trust
Series 2014-3, Class A 2.41%, 7/15/22			10,316	10,273,961
Series 2015-4, Class A 1.72%, 8/16/21			6,192	6,190,427
GE Capital Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22			12,000	11,988,580
World Financial Network Credit Card Master Trust
Series 2017-B, Class A 1.98%, 6/15/23			6,400	6,348,018
Series 2018-A, Class A 3.07%, 12/16/24			8,300	8,248,736
Series 2018-B, Class M 3.81%, 7/15/25			4,490	4,489,405

				47,539,127

Home Equity Loans-Floating Rate–0.0%
Asset Backed Funding Certificates Trust Series 2003-WF1, Class A2 3.341% (LIBOR 1 Month + 1.13%), 12/25/32(c)(e)			630	632,539
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 2.516% (LIBOR 1 Month + 0.30%), 4/25/34(c)(e)			5	5,296

				637,835

Total Asset-Backed Securities (cost $242,848,534)				242,446,676

COLLATERALIZED MORTGAGE OBLIGATIONS–5.2%
Risk Share Floating Rate–3.4%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 8.716% (LIBOR 1 Month + 6.50%), 4/25/26(c)(h)			282	283,253
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.566% (LIBOR 1 Month + 1.35%), 8/25/28(a)(c)			1,763	1,777,535

16	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Principal Amount (000)			U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 6.466% (LIBOR 1 Month + 4.25%), 11/25/23(c)	U.S.$	9,937	$11,078,748
Series 2014-DN3, Class M3 6.216% (LIBOR 1 Month + 4.00%), 8/25/24(c)		7,953	8,682,743
Series 2014-DN4, Class M3 6.766% (LIBOR 1 Month + 4.55%), 10/25/24(c)		1,917	2,130,081
Series 2014-HQ3, Class M3 6.966% (LIBOR 1 Month + 4.75%), 10/25/24(c)		3,881	4,304,294
Series 2015-DNA2, Class M2 4.816% (LIBOR 1 Month + 2.60%), 12/25/27(c)		3,377	3,445,898
Series 2015-HQA1, Class M2 4.866% (LIBOR 1 Month + 2.65%), 3/25/28(c)		3,517	3,575,625
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M2 5.216% (LIBOR 1 Month + 3.00%), 7/25/24(c)		2,410	2,583,989
Series 2014-C04, Class 2M2 7.216% (LIBOR 1 Month + 5.00%), 11/25/24(c)		2,993	3,382,244
Series 2015-C01, Class 1M2 6.516% (LIBOR 1 Month + 4.30%), 2/25/25(c)		2,773	3,054,964
Series 2015-C01, Class 2M2 6.766% (LIBOR 1 Month + 4.55%), 2/25/25(c)		2,527	2,735,204
Series 2015-C02, Class 2M2 6.216% (LIBOR 1 Month + 4.00%), 5/25/25(c)		2,607	2,811,376
Series 2015-C03, Class 1M2 7.216% (LIBOR 1 Month + 5.00%), 7/25/25(c)		5,042	5,751,833
Series 2015-C03, Class 2M2 7.216% (LIBOR 1 Month + 5.00%), 7/25/25(c)		5,047	5,633,474
Series 2015-C04, Class 1M2 7.916% (LIBOR 1 Month + 5.70%), 4/25/28(c)		1,691	1,965,780
Series 2015-C04, Class 2M2 7.766% (LIBOR 1 Month + 5.55%), 4/25/28(c)		5,072	5,755,406
Series 2016-C01, Class 1M2 8.966% (LIBOR 1 Month + 6.75%), 8/25/28(c)	U.S.$	6,033	$7,240,818
Series 2016-C01, Class 2M2 9.166% (LIBOR 1 Month + 6.95%), 8/25/28(c)		4,509	5,324,691
Series 2016-C02, Class 1M2 8.216% (LIBOR 1 Month + 6.00%), 9/25/28(c)		4,864	5,722,255
Series 2016-C03, Class 2M2 8.116% (LIBOR 1 Month + 5.90%), 10/25/28(c)		9,428	10,913,597
Series 2016-C05, Class 2M2 6.666% (LIBOR 1 Month + 4.45%), 1/25/29(c)		6,550	7,306,824
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.466% (LIBOR 1 Month + 4.25%), 11/25/24(c)(h)		897	975,264
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.466% (LIBOR 1 Month + 5.25%), 11/25/25(c)(h)		3,707	4,172,315
Series 2015-WF1, Class 2M2 7.716% (LIBOR 1 Month + 5.50%), 11/25/25(c)(h)		1,146	1,329,122

			111,937,333

Agency Floating Rate–1.1%
Federal Home Loan Mortgage Corp. REMICs Series 4416, Class BS 3.942% (6.10%–LIBOR 1 Month), 12/15/44(c)(i)		20,702	3,102,132
Series 4585, Class DS 3.842% (6.00%–LIBOR 1 Month), 5/15/46(c)(i)		10,338	1,641,746
Series 4693, Class SL 3.992% (6.15%–LIBOR 1 Month), 6/15/47(c)(i)		6,827	1,121,367
Federal National Mortgage Association REMICs Series 2011-131, Class ST 4.324% (6.54%–LIBOR 1 Month), 12/25/41(c)(i)		10,635	1,821,250
Series 2012-70, Class SA 4.334% (6.55%–LIBOR 1 Month), 7/25/42(c)(i)		19,002	3,375,391
Series 2014-17, Class SA 3.834% (6.05%–LIBOR 1 Month), 4/25/44(c)(i)		18,097	2,726,707
Series 2015-26, Class SH 4.234% (6.45%–LIBOR 1 Month), 5/25/45(c)(i)		15,435	2,533,006

Schedule of Investments—Intermediate Duration Portfolio	17

Principal Amount (000)				U.S. $ Value

Series 2016-106, Class ES 3.784% (6.00%–LIBOR 1 Month), 1/25/47(c)(i)	U.S.$		8,961	$1,397,967
Series 2017-16, Class SG 3.834% (6.05%–LIBOR 1 Month), 3/25/47(c)(i)			18,477	2,866,819
Series 2017-62, Class AS 3.934% (6.15%–LIBOR 1 Month), 8/25/47(c)(i)			11,777	1,885,098
Series 2017-81, Class SA 3.984% (6.20%–LIBOR 1 Month), 10/25/47(c)(i)			17,873	2,964,954
Series 2017-97, Class SW 3.984% (6.20%–LIBOR 1 Month), 12/25/47(c)(i)			13,879	2,295,962
Government National Mortgage Association Series 2017-122, Class SA 4.035% (6.20%–LIBOR 1 Month), 8/20/47(c)(i)			13,816	2,383,789
Series 2017-134, Class MS 4.035% (6.20%–LIBOR 1 Month), 9/20/47(c)(i)			13,422	2,340,044
Series 2017-43, Class ST 3.935% (6.10%–LIBOR 1 Month), 3/20/47(c)(i)			18,168	2,663,844

				35,120,076

Non-Agency Fixed Rate–0.4%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35			609	581,646
Series 2005-57CB, Class 4A3 5.50%, 12/25/35			1,640	1,417,634
Series 2006-24CB, Class A16 5.75%, 8/01/36			3,350	2,815,592
Series 2006-28CB, Class A14 6.25%, 10/25/36			2,203	1,811,128
Series 2006-J1, Class 1A13 5.50%, 2/25/36			1,068	965,573
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 3.899%, 5/25/35			1,506	1,517,899
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 9/25/36			1,149	943,467
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36			2,507	2,048,069

Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37		U.S.$	705	$697,568

				12,798,576

Non-Agency Floating Rate–0.2%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 2.406% (LIBOR 1 Month + 0.19%), 12/25/36(c)			5,939	3,501,933
HomeBanc Mortgage Trust Series 2005-1, Class A1 2.466% (LIBOR 1 Month + 0.25%), 3/25/35(c)			1,936	1,695,773

				5,197,706

Agency Fixed Rate–0.1%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 2.518%, 5/28/35(e)			1,605	1,502,523
Federal National Mortgage Association REMICs Series 2015-30, Class EI 5.00%, 5/25/45(f)			17,397	3,545,173

				5,047,696

Total Collateralized Mortgage Obligations (cost $161,847,758)				170,101,387

INFLATION-LINKED SECURITIES–4.6%
Japan–1.0%
Japanese Government CPI Linked Bond Series 22 0.10%, 3/10/27		JPY	3,549,434	32,629,989

United States–3.6%
U.S. Treasury Inflation Index
0.375%, 7/15/25 (TIPS)		U.S.$	51,359	49,713,753
0.625%, 7/15/21 (TIPS)			24,968	24,897,398
1.25%, 7/15/20 (TIPS)			42,691	43,171,704

				117,782,855

Total Inflation–Linked Securities (cost $153,248,246)				150,412,844

18	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Principal Amount (000)			U.S. $ Value

CORPORATES-NON-INVESTMENT GRADE–3.2%
Industrial–1.9%
Communications-Media–0.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(a)	U.S.$	4,420	$4,234,448
CSC Holdings LLC 6.75%, 11/15/21		1,340	1,412,923
Ziggo BV 5.50%, 1/15/27(a)		1,732	1,621,862

			7,269,233

Communications-Telecommunications–0.3%
Sprint Capital Corp. 6.90%, 5/01/19		10,125	10,292,771

Consumer Cyclical-Automotive–0.0%
Adient Global Holdings Ltd. 4.875%, 8/15/26(a)		964	858,905

Consumer Cyclical-Other–0.2%
International Game Technology PLC 6.50%, 2/15/25(a)		4,910	5,094,027
KB Home 4.75%, 5/15/19		3,146	3,164,467

			8,258,494

Consumer Non-Cyclical–0.3%
HCA, Inc. 5.375%, 9/01/26		3,813	3,854,562
Spectrum Brands, Inc. 5.75%, 7/15/25		4,532	4,583,302

			8,437,864

Energy–0.6%
Antero Resources Corp. 5.125%, 12/01/22		869	882,139
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		3,212	2,351,441
Nabors Industries, Inc. 5.50%, 1/15/23		6,604	6,509,893
PDC Energy, Inc. 5.75%, 5/15/26		4,354	4,143,179
Range Resources Corp. 5.00%, 8/15/22		3,398	3,365,515
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23(a)		4,048	4,010,030

			21,262,197

Technology–0.2%
Western Digital Corp. 4.75%, 2/15/26		5,367	5,198,530

Transportation-Services–0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(a)	U.S.$	2,909	$2,726,984

			64,304,978

Financial Institutions–1.2%
Banking–1.0%
Barclays Bank PLC 6.86%, 6/15/32(a)(b)		1,250	1,360,600
Barclays PLC 5.20%, 5/12/26		2,266	2,227,365
CIT Group, Inc. 5.25%, 3/07/25		3,376	3,440,853
Citigroup, Inc. 5.95%, 1/30/23(b)		2,569	2,622,512
Credit Suisse Group AG 7.50%, 7/17/23–12/11/23(a)(b)		3,914	4,060,098
ING Groep NV 6.875%, 4/16/22(a)(b)		2,028	2,062,253
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)		6,204	5,602,212
Series E 3.928%, 9/15/26(a)	EUR	852	990,827
Royal Bank of Scotland Group PLC 2.011% (EURIBOR 3 Month + 2.33%), 12/31/18(a)(b)(c)		300	336,124
8.625%, 8/15/21(b)	U.S.$	3,756	4,017,493
Series U 4.706% (LIBOR 3 Month + 2.32%), 9/30/27(b)(c)		2,900	2,731,713
Standard Chartered PLC 3.849% (LIBOR 3 Month + 1.51%), 1/30/27(a)(b)(c)		300	250,503
7.50%, 4/02/22(a)(b)		1,882	1,933,661
7.75%, 4/02/23(a)(b)		822	843,175

			32,479,389

Finance–0.1%
Navient Corp.
6.625%, 7/26/21		4,130	4,299,619
7.25%, 1/25/22		875	924,342

			5,223,961

Insurance–0.1%
Voya Financial, Inc. 5.65%, 5/15/53		1,693	1,704,326

			39,407,676

Schedule of Investments—Intermediate Duration Portfolio	19

Principal Amount (000)			U.S. $ Value

Utility–0.1%
Electric–0.1%
AES Corp./VA 4.00%, 3/15/21	U.S.$	3,334	$3,325,832

Total Corporates–Non-Investment Grade (cost $109,090,775)			107,038,486

AGENCIES–2.3%
Agency Debentures–2.3%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20 (cost $76,220,762)		81,666	77,250,319

EMERGING MARKETS-CORPORATE BONDS–0.5%
Industrial–0.4%
Capital Goods–0.1%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)		4,212	1,326,780
7.125%, 6/26/42(a)		1,125	379,687

			1,706,467

Consumer Non-Cyclical–0.1%
BRF GmbH 4.35%, 9/29/26(a)		600	511,500
BRF SA 3.95%, 5/22/23(a)		462	417,533
Minerva Luxembourg SA 5.875%, 1/19/28(a)		380	338,390
6.50%, 9/20/26(a)		1,148	1,074,815
Natura Cosmeticos SA 5.375%, 2/01/23(a)		1,698	1,640,692

			3,982,930

Energy–0.1%
Petrobras Global Finance BV 6.25%, 3/17/24		2,903	2,909,532

Transportation-Services–0.1%
Rumo Luxembourg SARL 5.875%, 1/18/25(a)		3,438	3,197,340

			11,796,269

Utility–0.1%
Electric–0.1%
Genneia SA 8.75%, 1/20/22(a)		2,335	2,177,387
Terraform Global Operating LLC 6.125%, 3/01/26(a)		1,352	1,299,962

			3,477,349

Total Emerging Markets–Corporate Bonds (cost $19,062,406)			15,273,618

LOCAL GOVERNMENTS-US MUNICIPAL BONDS–0.4%
United States–0.4%
State of California Series 2010 7.625%, 3/01/40 (cost $8,649,220)	U.S.$	8,520	$12,406,398

QUASI-SOVEREIGNS–0.2%
Quasi-Sovereign Bonds–0.2%
Indonesia–0.2%
Pertamina Persero PT 6.45%, 5/30/44(a)		3,100	3,371,250
Perusahaan Listrik Negara PT 5.45%, 5/21/28(a)		4,723	4,870,594

Total Quasi-Sovereigns (cost $8,060,118)			8,241,844

GOVERNMENTS-SOVEREIGN BONDS–0.1%
Mexico–0.1%
Mexico Government International Bond 3.60%, 1/30/25 (cost $5,126,316)		5,218	5,061,460

		Shares
COMMON STOCKS–0.1%
Financials–0.1%
Insurance–0.1%
Mt. Logan Re Ltd. (Preference Shares)(e)(j) (cost $2,813,000)		2,813	2,821,285

Principal Amount (000)
EMERGING MARKETS-SOVEREIGNS–0.1%
Egypt–0.1%
Egypt Government International Bond 6.125%, 1/31/22(a) (cost $2,046,000)	U.S.$	2,046	2,040,885

EMERGING MARKETS-TREASURIES–0.1%
Argentina–0.1%
Argentina POM Politica Monetaria Series POM 42.819% (ARLLMONP), 6/21/20 (c) (cost $3,543,645)	ARS	58,000	1,657,544

20	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Principal Amount (000)			U.S. $ Value

SHORT-TERM INVESTMENTS–11.3%
Agency Discount Note–7.4%
Federal Home Loan Bank Zero Coupon, 10/03/18-12/26/18 (cost $243,318,800)	U.S.$	244,035	$243,312,125

Governments-Treasuries–2.9%
Japan–2.9%
Japan Treasury Discount Bill Series 715 Zero Coupon, 10/22/18 (cost $98,582,125)	JPY	11,000,000	96,821,686

U.S. Treasury Bills–1.0%
U.S. Treasury Bill Zero Coupon, 11/29/18 (cost $33,311,058)	U.S.$	33,425	$33,309,141

Total Short-Term Investments (cost $375,211,983)			373,442,952

Total Investments—100.0% (cost $3,319,033,945)			3,291,009,324

Other assets less liabilities—0.0%			635,825

Net Assets—100.0%			$3,291,645,149

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	2,529	December 2018	USD	505,800	$534,265,121	$532,947,237	$(1,317,884)
U.S. T-Note 5 Yr (CBT) Futures	835	December 2018	USD	83,500	94,540,561	93,917,930	(622,631)
U.S. T-Note 10 Yr (CBT) Futures	482	December 2018	USD	48,200	57,580,537	57,252,562	(327,975)
U.S. Ultra Bond (CBT) Futures	1,204	December 2018	USD	120,400	192,680,162	185,754,625	(6,925,537)
Sold Contracts
10 Yr Japan Bond (OSE) Futures	97	December 2018	JPY	9,700,000	128,312,105	128,135,275	176,830
Euro-BOBL Futures	258	December 2018	EUR	25,800	39,423,650	39,151,319	272,331

							$(8,744,866)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	8,157	INR	567,730	12/13/18	$(417,618)
BNP Paribas SA	EUR	15,567	USD	18,349	10/11/18	262,370
BNP Paribas SA	AUD	12,317	USD	8,949	10/11/18	46,093
Citibank, NA	JPY	857,336	USD	7,610	10/04/18	62,813
Citibank, NA	BRL	6,209	USD	1,498	10/02/18	(39,324)
Citibank, NA	USD	1,551	BRL	6,209	10/02/18	(13,306)
Citibank, NA	USD	8,173	INR	570,260	12/13/18	(399,019)
Citibank, NA	USD	1,489	KRW	1,655,061	11/15/18	3,355
Credit Suisse International	GBP	7,060	EUR	7,855	10/11/18	(78,389)
Credit Suisse International	USD	8,037	NOK	65,125	11/15/18	(20,809)
Goldman Sachs Bank USA	GBP	8,196	USD	10,786	10/12/18	98,034
HSBC Bank USA	JPY	14,930,435	USD	134,978	10/10/18	3,494,731
JPMorgan Chase Bank, NA	PLN	30,575	USD	8,334	10/18/18	38,323
JPMorgan Chase Bank, NA	AUD	16,678	USD	12,396	10/11/18	340,243
JPMorgan Chase Bank, NA	EUR	5,101	NOK	48,878	11/15/18	73,050
JPMorgan Chase Bank, NA	USD	2,655	NOK	21,672	11/15/18	12,115
Morgan Stanley Capital Services, Inc.	BRL	6,209	USD	1,551	10/02/18	13,306
Morgan Stanley Capital Services, Inc.	BRL	6,209	USD	1,503	11/05/18	(30,637)
Morgan Stanley Capital Services, Inc.	USD	1,507	BRL	6,209	10/02/18	30,030

Schedule of Investments—Intermediate Duration Portfolio	21

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Natwest Markets PLC	NZD	17,181	USD	11,577	10/11/18	$187,217
Standard Chartered Bank	TWD	1,011,323	USD	33,049	12/11/18	(342,081)
Standard Chartered Bank	USD	2,386	CAD	3,076	11/16/18	(2,941)
Standard Chartered Bank	USD	15,226	KRW	16,962,679	11/15/18	73,933
State Street Bank & Trust Co.	KRW	9,291,511	USD	8,274	11/15/18	(106,923)
State Street Bank & Trust Co.	EUR	2,252	USD	2,638	10/11/18	21,083
State Street Bank & Trust Co.	USD	1,270	EUR	1,086	10/11/18	(8,324)
State Street Bank & Trust Co.	USD	855	EUR	750	10/11/18	16,416
State Street Bank & Trust Co.	USD	13,039	MYR	52,565	11/29/18	(348,506)
UBS AG	GBP	6,911	USD	9,025	10/12/18	13,047

						$2,978,282

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAIG Series 31, 5 Year Index, 12/20/2023*	(1.00)%	Quarterly	0.60%	USD	50,370	$(982,158)	$(927,276)	$(54,882)

* Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
EUR	226,430	6/11/20	(0.115)%	6 Month EURIBOR	Annual/Semi-Annual	$(309,930)	$—	$(309,930)
AUD	259,450	6/21/20	2.118%	3 Month BBSW	Quarterly/Quarterly	(459,416)	—	(459,416)
NOK	2,958,020	6/22/20	6 Month NIBOR	1.378%	Semi-Annual/Annual	(338,216)	—	(338,216)
EUR	197,830	8/07/20	(0.143)%	6 Month EURIBOR	Annual/Semi-Annual	6,121	—	6,121
USD	24,430	8/22/22	3 Month LIBOR	2.886%	Quarterly/Semi-Annual	(146,531)	—	(146,531)
USD	82,460	9/10/23	3 Month LIBOR	2.896%	Quarterly/Semi-Annual	(648,061)	—	(648,061)
USD	9,015	11/08/26	1.657%	3 Month LIBOR	Semi-Annual/Quarterly	905,440	—	905,440
NOK	325,520	8/31/28	2.186%	6 Month NIBOR	Annual/Semi-Annual	368,644	—	368,644
USD	19,470	8/31/28	3 Month LIBOR	2.986%	Quarterly/Semi-Annual	(245,536)	—	(245,536)

						$(867,485)	$—	$(867,485)

22	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)%	Quarterly	0.29%	USD	4,718	$(167,191)	$(41,621)	$(125,570)
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)	Quarterly	0.29	USD	5,407	(191,606)	(49,458)	(142,148)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.38	USD	208	(1,614)	2,612	(4,226)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.07	USD	8,912	528,482	645,611	(117,129)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.07	USD	7,235	429,035	542,433	(113,398)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.07	USD	7,235	429,035	561,556	(132,521)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.07	USD	3,618	214,547	298,252	(83,705)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.38	USD	19,805	(153,599)	247,017	(400,616)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.38	USD	182	(1,412)	1,654	(3,066)
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.38	USD	2,519	(19,536)	33,873	(53,409)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.38	USD	24,563	(190,499)	259,144	(449,643)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.38	USD	7,369	(57,150)	77,079	(134,229)
Goldman Sachs International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.38	USD	2,757	(21,382)	36,771	(58,153)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.38	USD	1,604	(12,440)	15,163	(27,603)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.38	USD	2,970	(23,034)	38,557	(61,591)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.38	USD	5,939	(46,060)	77,101	(123,161)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,955	(229,843)	(272,953)	43,110
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	2,038	(239,431)	(312,327)	72,896
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,813	(213,148)	(286,208)	73,060
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	305	(35,858)	(50,519)	14,661
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,870	(219,849)	(255,030)	35,181
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,998	(234,565)	(221,072)	(13,493)

Schedule of Investments—Intermediate Duration Portfolio	23

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.57%	USD	5,401	$(634,078)	$(598,362)	$(35,716)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	8,912	(1,046,269)	(982,324)	(63,945)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	5,040	(591,696)	(568,835)	(22,861)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	7,235	(849,390)	(816,572)	(32,818)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	7,235	(849,389)	(832,927)	(16,462)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	5,041	(591,813)	(580,343)	(11,470)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	3,618	(424,753)	(425,929)	1,176
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	2,520	(295,848)	(296,667)	819
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	2,204	(258,934)	(336,231)	77,297
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	2,160	(253,944)	(132,284)	(121,660)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	8,500	(999,317)	(604,330)	(394,987)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	5,023	(590,537)	(334,146)	(256,391)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	3,438	(404,195)	(337,309)	(66,886)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,776	(208,799)	(151,250)	(57,549)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,375	(161,654)	(114,662)	(46,992)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	6,266	(736,672)	(522,524)	(214,148)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.35	USD	7,805	(94,267)	(157,004)	62,737
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	4,853	(570,551)	(410,481)	(160,070)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	4,586	(539,161)	(338,328)	(200,833)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	345	(40,561)	(41,587)	1,026
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,496	(175,880)	(193,851)	17,971
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,727	(203,037)	(223,783)	20,746
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	3,315	(389,733)	(389,923)	190
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	3,315	(389,734)	(389,771)	37
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	2,455	(288,626)	(271,970)	(16,656)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	148	(17,388)	(23,115)	5,727

24	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.57%	USD	1,687	$(198,335)	$(283,540)	$85,205
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	2,355	(276,869)	(401,508)	124,639
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	2,418	(284,276)	(338,400)	54,124
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	5,342	(628,041)	(632,516)	4,475
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	640	(75,243)	(77,736)	2,493
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,647	(193,632)	(180,442)	(13,190)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,982	(233,017)	(313,302)	80,285
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,997	(234,781)	(144,810)	(89,971)

						$(14,187,538)	$(11,099,127)	$(3,088,411)

* Termination date

VARIANCE SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Deutsche Bank AG
AUD/JPY 1/14/20*	11.12%	Maturity	AUD	427	$46,793	$0	$46,793
AUD/JPY 3/03/20*	12.75	Maturity	AUD	217	(63,498)	0	(63,498)
Goldman Sachs Bank USA
AUD/JPY 3/10/20*	12.90	Maturity	AUD	98	(32,029)	0	(32,029)
AUD/JPY 3/11/20*	12.80	Maturity	AUD	118	(34,382)	0	(34,382)

					$(83,116)	$0	$(83,116)

* Termination date

**	Principal amount less than 500.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate market value of these securities amounted to $492,518,633 or 15.0% of net assets.
(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2018.
(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	IO—Interest Only.
(g)	Illiquid security.
(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.24% of net assets as of September 30, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 8.716%, 4/25/26	4/29/16	$281,958	$283,253	0.01%
H/2 Asset Funding NRE Series 2015-1A, Class AFL 3.866%, 6/24/49	6/19/15	1,089,431	1,089,431	0.03%

Schedule of Investments—Intermediate Duration Portfolio	25

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.466%, 11/25/24	11/06/15	$887,778	$975,264	0.03%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.466%, 11/25/25	9/28/15	3,707,400	4,172,315	0.13%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.716%, 11/25/25	9/28/15	1,139,064	1,329,122	0.04%

(i)	Inverse interest only security.
(j)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt. Logan Re Ltd. (Preference Shares)	12/30/14	$2,813,000	$2,821,285	0.09%

Currency Abbreviations:

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PLN—Polish Zloty

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARLLMONP—Argentina Blended Policy Rate

ARMs—Adjustable Rate Mortgages

BBSW—Bank Bill Swap Reference Rate (Australia)

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rates

NIBOR—Norwegian Interbank Offered Rate

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

26	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

SCB-TAX-1944-0918

Sanford C. Bernstein Fund, Inc.

September 30, 2018

Schedule of Investments To the Annual Report
For the Municipal Bond Portfolios

Short Duration Diversified Municipal

Diversified Municipal

California Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and Municipal Class Shareholders of Short Duration Diversified Municipal Portfolio, Diversified Municipal Portfolio, California Municipal Portfolio, and New York Municipal Portfolio

Opinions on the Financial Statements

We have audited the accompanying schedules of investments to the annual report for the Municipal Bond Portfolios of the Short Duration Diversified Municipal Portfolio, Diversified Municipal Portfolio, California Municipal Portfolio and New York Municipal Portfolio (four of the fifteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”), and the related statements of assets and liabilities as of September 30, 2018, the statements of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”), which appear in the Sanford C. Bernstein Fund, Inc. September 30, 2018 Annual Report for the Intermediate Municipal Portfolios and Fixed Income Municipal Portfolio. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2018 and each of the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent, brokers and the application of alternative auditing procedures where securities purchased had not been received. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 28, 2018

We have served as the auditor of one or more the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

September 30, 2018

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–92.6%
Long-Term Municipal Bonds–75.0%
Alabama–0.7%
Southeast Alabama Gas District (The) Series 2018A 5.00%, 4/01/20	$1,250	$1,298,450

Arizona–1.4%
City of Phoenix Civic Improvement Corp. Series 2016 5.00%, 7/01/20	2,500	2,628,525

California–2.0%
City of Long Beach CA Harbor Revenue Series 2018A 5.00%, 12/15/20(a)	3,565	3,791,057

Colorado–0.3%
Centerra Metropolitan District No. 1 Series 2017 2.70%, 12/01/19(b)(c)	492	493,082

Connecticut–3.2%
State of Connecticut Series 2016A 5.00%, 3/15/19	5,935	6,014,470

Florida–1.7%
Florida’s Turnpike Enterprise Series 2017A 5.00%, 7/01/20	1,000	1,051,410
Overoaks Community Development District Series 2010A-1 6.125%, 5/01/35(b)	30	30,036
Series 2010A-2 6.125%, 5/01/35(b)	60	60,071
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23(b)	10	10,041
Seacoast Utility Authority Series 2016A 5.00%, 3/01/20	1,880	1,959,543

		3,111,101

Georgia–2.5%
Georgia State Road & Tollway Authority Series 2017B 5.00%, 6/01/19	2,000	2,039,980

State of Georgia Series 2018A 5.00%, 7/01/20	$2,560	$2,693,862

		4,733,842

Illinois–7.0%
Chicago Board of Education Series 2017D 5.00%, 12/01/20	1,000	1,027,380
Madison County Community Unit School District No. 7 Edwardsville BAM Series 2017 4.00%, 12/01/18–12/01/20	4,925	5,019,568
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 6/01/22	4,945	5,358,847
State of Illinois Series 2017D 5.00%, 11/01/21	1,690	1,763,380

		13,169,175

Kentucky–0.6%
Kentucky Asset Liability Commission (Commonwealth of Kentucky Fed Hwy Grant) Series 2015A 5.00%, 9/01/23	1,000	1,111,480

Louisiana–1.4%
Louisiana Public Facilities Authority (Tulane University) Series 2016A 5.00%, 12/15/19	2,515	2,600,183

Maryland–0.6%
State of Maryland Series 2014A 5.00%, 3/01/19	1,075	1,089,050

Michigan–3.4%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 7/01/20	2,020	2,119,202
AGM Series 2006D 2.166% (LIBOR 3 Month + 0.60%), 7/01/32(d)	1,530	1,467,423
Michigan Finance Authority (City of Detroit MI) Series 2016C 5.00%, 4/01/20	2,690	2,790,230

		6,376,855

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value

Minnesota–4.3%
Minnesota Public Facilities Authority Series 2005B 5.00%, 3/01/19	$5,220	$5,287,808
State of Minnesota Series 2009F 5.00%, 8/01/20	2,720	2,867,397

		8,155,205

Missouri–1.2%
Missouri State Environmental Improvement & Energy Resources Authority Series 2010B 5.00%, 7/01/23 (Pre-refunded/ETM)(b)	2,205	2,349,097

Nebraska–1.6%
Lancaster County School District 001 Series 2016 5.00%, 1/15/20	2,955	3,068,442

New Jersey–6.9%
County of Monmouth NJ Series 2017 5.00%, 7/15/20	3,325	3,504,484
New Jersey Economic Development Authority Series 2011G 5.00%, 9/01/20 (Pre-refunded/ETM)	1,720	1,811,401
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011G 5.00%, 9/01/20	190	198,964
Series 2015X 5.00%, 6/15/19	3,000	3,056,040
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/19	4,425	4,511,110

		13,081,999

New York–2.2%
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2017A 5.00%, 2/15/20	2,960	3,080,946
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/19	1,000	1,018,310

		4,099,256

Ohio–0.1%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) 5.625%, 6/01/19(b)(e)	$210	$203,700

Oklahoma–3.1%
Grand River Dam Authority Series 2010A 5.00%, 6/01/30 (Pre-refunded/ETM)	4,030	4,228,800
Oklahoma County Finance Authority Series 2018 5.00%, 10/01/21	1,500	1,608,540

		5,837,340

Oregon–4.7%
City of Portland OR Sewer System Revenue Series 2016B 5.00%, 6/15/19	5,540	5,658,002
State of Oregon Department of Transportation (State of Oregon Department of Transportation Street & Highway) Series 2017C 5.00%, 11/15/19	3,165	3,271,660

		8,929,662

Pennsylvania–4.9%
Allentown Neighborhood Improvement Zone Development Authority Series 2018 5.00%, 5/01/23(c)	700	744,065
Commonwealth Financing Authority State Lease Series 2018 5.00%, 6/01/21	535	568,250
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 7/01/19	3,120	3,192,977
Pennsylvania Infrastructure Investment Authority Series 2018A 5.00%, 1/15/21	4,390	4,681,715
Philadelphia Authority for Industrial Development (LLPCS Foundation)
Series 2005A 4.60%, 7/01/15(b)(f)(g)(h)	65	650

		9,187,657

Texas–6.0%
Cypress-Fairbanks Independent School District Series 2016 5.00%, 2/15/20	4,000	4,161,200

2	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Principal Amount (000)		U.S. $ Value

Texas Transportation Commission State Highway Fund Series 2015 4.00%, 10/01/18	$2,500	$2,500,000
5.00%, 10/01/23	2,150	2,417,159
University of Houston System Series 2017A 5.00%, 2/15/20	2,065	2,147,373

		11,225,732

Virginia–3.5%
County of Henrico VA Series 2018 5.00%, 8/01/20	4,405	4,643,707
Virginia Resources Authority (Virginia Resources Authority SRF) Series 2010A 5.00%, 10/01/19	1,935	1,993,979

		6,637,686

Washington–11.7%
City of Seattle WA Water System Revenue Series 2015 5.00%, 5/01/21	2,890	3,103,166
Energy Northwest (Bonneville Power Administration) Series 2012A 5.00%, 7/01/19	5,835	5,966,229
King County School District No. 45 Bellevue Series 2015 5.00%, 12/01/18	1,225	1,231,321
King County School District No. 415 Kent Series 2017 5.00%, 12/01/20	4,530	4,807,372
State of Washington Series 2017D 5.00%, 2/01/20	1,380	1,434,234
University of Washington Series 2018 5.00%, 4/01/21	5,055	5,418,758

		21,961,080

Total Long-Term Municipal Bonds (cost $142,056,415)		141,154,126

Short-Term Municipal Notes–17.6%
California–3.9%
City of Los Angeles CA Series 2018 4.00%, 6/27/19	$7,145	$7,260,749

Colorado–4.0%
State of Colorado 4.00%, 6/26/19	7,370	7,482,982

Ohio–4.8%
County of Franklin OH Sales Tax Revenue Series 2018 5.00%, 6/01/19	8,900	9,083,340

Texas–4.9%
State of Texas Series 2018 4.00%, 8/29/19	6,345	6,461,811
5.00%, 8/01/19	2,755	2,824,509

		9,286,320

Total Short-Term Municipal Notes (cost $33,153,703)		33,113,391

Total Municipal Obligations (cost $175,210,118)		174,267,517

GOVERNMENTS-TREASURIES–6.3%
United States–6.3%
U.S. Treasury Notes 1.625%, 8/31/19 (cost $11,776,433)	11,865	11,757,474

Company	Shares
SHORT-TERM INVESTMENTS–0.9%
Investment Companies–0.9%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.98%(i)(j)(k) (cost $1,753,677)	1,753,677	1,753,677

Total Investments—99.8% (cost $188,740,228)		187,778,668

Other assets less liabilities—0.2%		369,093

Net Assets—100.0%		$188,147,761

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	9,000	8/24/20	2.168%	CPI	#	Maturity	$19,107

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

(a)	When-Issued or delayed delivery security.
(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate market value of these securities amounted to $1,237,147 or 0.7% of net assets.
(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2018.
(e)	Defaulted.
(f)	Non-income producing security.
(g)	Illiquid security.
(h)	Defaulted matured security.
(i)	Affiliated investments.
(j)	The rate shown represents the 7-day yield as of period end.
(k)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of September 30, 2018, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.7% and 0.0%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

BAM—Build American Mutual

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rates

SRF—State Revolving Fund

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

September 30, 2018

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–98.2%
Long-Term Municipal Bonds–95.8%
Alabama–1.3%
Alabama Federal Aid Highway Finance Authority Series 2012 5.00%, 9/01/24 (Pre-refunded/ETM)	$18,230	$20,170,037
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant) Series 2015 5.00%, 9/01/25	1,390	1,584,002
Alabama Public School & College Authority Series 2014B 5.00%, 1/01/22	3,200	3,485,504
Birmingham Airport Authority (Birmingham-Shuttlesworth Intl Airport) AGM Series 2010 6.00%, 7/01/21	5,510	5,872,613
Southeast Alabama Gas District (The) Series 2018A 4.00%, 4/01/49–6/01/49	42,265	44,395,175
Water Works Board of the City of Birmingham (The) Series 2010A 5.00%, 1/01/21–1/01/22	13,295	14,123,076

		89,630,407

Alaska–0.7%
Municipality of Anchorage AK Series 2015B 5.00%, 9/01/21–9/01/24	12,935	14,344,150
Series 2015C 5.00%, 9/01/22–9/01/24	7,370	8,276,285
Series 2015D 5.00%, 9/01/21	3,565	3,850,414
State of Alaska Series 2016A 5.00%, 8/01/22–8/01/27	21,840	24,981,322

		51,452,171

Arizona–1.9%
Arizona Board of Regents COP (University of Arizona COP) Series 2012C 5.00%, 6/01/25	2,365	2,572,434

4	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Principal Amount (000)		U.S. $ Value

Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 7/01/24–7/01/25	$17,210	$18,509,267
Arizona Health Facilities Authority (HonorHealth) Series 2014A 5.00%, 12/01/23–12/01/24	2,770	3,113,866
Arizona Transportation Board (Arizona Transportation Board Excise Tax) Series 2016 5.00%, 7/01/20	3,095	3,251,359
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015A 5.00%, 7/01/23–7/01/26	33,315	37,782,435
City of Phoenix Civic Improvement Corp. Series 2010A 5.00%, 7/01/21 (Pre-refunded/ETM)	4,085	4,291,374
Series 2017A 5.00%, 7/01/29	3,945	4,482,861
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2010A 5.00%, 7/01/20	3,140	3,297,534
Series 2010C 5.00%, 7/01/23–7/01/25	19,665	20,609,516
Salt River Project Agricultural Improvement & Power District Series 2017A 5.00%, 1/01/29–1/01/31	22,310	26,387,724
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,548,404
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)(b)	9,215	9,246,607

		135,093,381

California–6.0%
California Econ Recovery Series 2009A 5.00%, 7/01/19 (Pre-refunded/ETM)	16,765	17,176,078
5.00%, 7/01/20 (Pre-refunded/ETM)	5,675	5,814,151

5.25%, 7/01/21 (Pre-refunded/ETM)	$2,735	$2,807,122
California State Public Works Board (Judicial Council of California Lease) Series 2014B 5.00%, 10/01/28	1,225	1,399,710
City of Los Angeles Department of Airports Series 2010D 5.00%, 5/15/22–5/15/23	24,415	25,637,405
Fresno Unified School District NATL Series 2002A 6.00%, 2/01/20	3,255	3,425,009
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 6/01/36	14,155	14,159,813
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	545	563,873
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.25%, 5/01/22–5/01/23	10,380	10,585,566
Series 2011C 5.00%, 5/01/22	5,880	6,299,891
State of California Series 2009 5.25%, 10/01/20	5,085	5,264,297
Series 2013 5.00%, 11/01/24–11/01/25	43,465	49,325,294
Series 2014 5.00%, 5/01/25–5/01/29	130,465	148,825,479
State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/19	124,720	127,122,107

		418,405,795

Colorado–2.2%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/29(a)(b)	12,180	12,931,506
City & County of Broomfield CO COP Series 2010 5.00%, 12/01/18 (Pre-refunded/ETM)	5,215	5,242,274
5.00%, 12/01/20 (Pre-refunded/ETM)	3,820	4,060,584
City & County of Denver CO Airport System Revenue Series 2010A 5.00%, 11/15/21–11/15/23	19,685	20,817,632

Schedule of Investments—Diversified Municipal Portfolio	5

Principal Amount (000)		U.S. $ Value

Series 2011A 5.50%, 11/15/19	$2,290	$2,372,532
Series 2012A 5.00%, 11/15/22–11/15/24	6,630	7,262,437
Series 2016A 5.00%, 11/15/23	4,085	4,595,788
Series 2018A 5.00%, 12/01/25–12/01/28	69,615	79,744,785
PV Water & Sanitation Metropolitan District Series 2006 Zero Coupon, 12/15/17(a)(c)(d)(e)	13,168	2,765,280
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 1/15/21	2,800	2,866,584
5.25%, 1/15/24–7/15/24	7,745	7,962,402
Stapleton Development Corp. (Denver Urban Renewal Authority) Series 2015B 5.00%, 12/01/19	1,185	1,225,942

		151,847,746

Connecticut–3.4%
City of Bridgeport CT Series 2017A 5.00%, 11/01/23–11/01/28	2,420	2,662,809
Series 2017B 5.00%, 8/15/25–8/15/27	12,455	13,849,231
5.00%, 8/15/27 (Pre-refunded/ETM)(a)	495	582,966
Series 2017C 5.00%, 8/15/24–8/15/28	8,950	9,924,031
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) Series 2018K-1 5.00%, 7/01/26–7/01/29	4,400	4,922,201
Connecticut State Health & Educational Facilities Authority (Yale University) Series 2017B-2 5.00%, 7/01/37	3,150	3,307,469
State of Connecticut Series 2013A 5.00%, 10/15/21	3,370	3,612,775
Series 2014A 5.00%, 3/01/28	6,360	6,895,130
Series 2015B 5.00%, 6/15/32	7,345	7,961,245
Series 2015F 5.00%, 11/15/27	1,570	1,734,913
Series 2016A 5.00%, 3/15/20–3/15/29	68,735	73,860,996
Series 2016B 5.00%, 5/15/21	17,090	18,175,215
Series 2016E 5.00%, 10/15/24–10/15/25	20,025	22,273,682

Series 2016G 5.00%, 11/01/19	$4,845	$4,985,844
Series 2017A 5.00%, 4/15/22	8,450	9,121,944
Series 2017B 5.00%, 4/15/28	2,515	2,844,742
Series 2018C 5.00%, 6/15/26	5,500	6,166,875
Series 2018D 5.00%, 4/15/26	16,645	18,637,074
State of Connecticut Clean Water Fund–State Revolving Fund Series 2017A 5.00%, 5/01/29–5/01/31	12,000	14,023,530
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/22–1/01/24	8,575	9,312,892

		234,855,564

Delaware–0.1%
Delaware River & Bay Authority Series 2014C 5.00%, 1/01/26–1/01/27	5,470	6,171,569

District of Columbia–1.3%
District of Columbia Series 2013A 5.00%, 6/01/25-6/01/27	59,115	65,942,699
District of Columbia (District of Columbia Pers Income Tax) Series 2012C 5.00%, 12/01/26	5,545	6,129,110
Metropolitan Washington Airports Authority Series 2008A 5.50%, 10/01/18	6,910	6,910,000
Series 2010F-1 5.00%, 10/01/20	11,905	12,576,799

		91,558,608

Florida–5.0%
Brevard County School District COP Series 2013A 5.00%, 7/01/21–7/01/22	15,275	16,616,475
Citizens Property Insurance Corp. Series 2011A 5.00%, 6/01/20	6,640	6,941,921
Series 2011A-1 5.00%, 6/01/19	15,975	16,281,560
Series 2012A 5.00%, 6/01/22	27,105	29,671,572
Series 2012A-1 5.00%, 6/01/20–6/01/21	20,875	21,983,504
Series 2015A 5.00%, 6/01/22	1,795	1,944,308

6	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Principal Amount (000)		U.S. $ Value

City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	$3,895	$4,209,677
Collier County School Board COP Series 2015 5.00%, 2/15/19	8,560	8,655,358
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012Q 5.00%, 10/01/23	5,000	5,486,650
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23–10/01/24	13,095	14,176,571
5.625%, 10/01/25	2,550	2,758,208
County of Miami-Dade FL Series 2015A 5.00%, 11/01/20–11/01/21	7,205	7,730,785
Series 2015B 5.00%, 7/01/22	3,715	4,087,057
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/22–10/01/24	4,975	5,506,428
Durbin Crossing Community Development District Series 2006-1 5.25%, 11/01/15(a)(c)(d)(e)	985	81,263
Duval County School Board COP Series 2015B 5.00%, 7/01/26	4,280	4,863,535
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	7,645	8,032,601
Series 2012A 5.00%, 7/01/22	10,225	11,241,263
Florida Municipal Power Agency Series 2015B 5.00%, 10/01/24–10/01/28	3,765	4,297,853
Florida State Board of Education (State of Florida) Series 2014A 5.00%, 6/01/22	3,545	3,901,662
Series 2017F 5.00%, 6/01/21	2,775	2,987,593
Greater Orlando Aviation Authority Series 2017A 5.00%, 10/01/29–10/01/31	13,335	15,138,402
Hillsborough County School Board (Hillsborough County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/23	2,650	2,971,313

Hillsborough County School Board COP Series 2015 5.00%, 7/01/26	$1,480	$1,690,589
Hollywood Community Redevelopment Agency Series 2015 5.00%, 3/01/20–3/01/23	7,245	7,695,884
JEA Water & Sewer System Revenue Series 2014A 5.00%, 10/01/25 (Pre-refunded/ETM)(a)	1,565	1,779,436
5.00%, 10/01/25	1,495	1,705,646
Series 2017A 5.00%, 10/01/26	22,290	26,218,167
Manatee County School District COP Series 2016A 5.00%, 7/01/28–7/01/29	14,010	15,405,907
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(b)	11,765	11,965,829
North Broward Hospital District Series 2017B 5.00%, 1/01/28–1/01/30	8,410	9,238,709
Orange County School Board COP Series 2014A 5.00%, 8/01/28 (Pre-refunded/ETM)	25,075	28,704,606
5.00%, 8/01/29 (Pre-refunded/ETM)	21,280	24,360,280
Overoaks Community Development District Series 2010A-1 6.125%, 5/01/35(a)	205	205,244
Series 2010A-2 6.125%, 5/01/35(a)	460	460,547
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23(a)	240	240,982
Reedy Creek Improvement District Series 2013A 5.00%, 6/01/21	1,820	1,955,990
South Broward Hospital District Series 2015 5.00%, 5/01/27	3,350	3,783,590
South Miami Health Facilities Authority (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 8/15/31	5,000	5,694,150
St. Lucie County School Board (St. Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/22	3,150	3,447,801

Schedule of Investments—Diversified Municipal Portfolio	7

Principal Amount (000)		U.S. $ Value

Tampa Bay Water Series 2011A 5.00%, 10/01/23	$2,050	$2,214,369
Tampa Sports Authority (Tampa Sports Authority Sales Tax) Series 2015 5.00%, 1/01/21	3,490	3,712,488
Tohopekaliga Water Authority Series 2016 5.00%, 10/01/25	2,500	2,891,975

		352,937,748

Georgia–2.0%
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2010B 5.00%, 1/01/20–1/01/22	22,650	23,466,127
Series 2010C 5.00%, 1/01/19	5,000	5,038,350
5.25%, 1/01/20	6,500	6,760,390
5.50%, 1/01/21	7,500	8,065,200
5.75%, 1/01/22–1/01/23	20,000	21,562,780
5.875%, 1/01/24	2,925	3,159,322
Series 2014A 5.00%, 1/01/28	12,250	13,676,512
City of Atlanta GA Series 2015 5.00%, 12/01/18	2,550	2,563,260
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 4/01/48	34,735	36,521,421
Series 2018C 4.00%, 8/01/48	18,000	18,933,840

		139,747,202

Hawaii–0.8%
City & County Honolulu HI Wastewater System Revenue Series 2009A 5.00%, 7/01/21 (Pre-refunded/ETM)	3,690	3,773,246
5.00%, 7/01/22 (Pre-refunded/ETM)	3,210	3,283,637
Series 2010A 5.00%, 7/01/24	16,500	17,281,275
State of Hawaii Series 2015E 5.00%, 10/01/22–10/01/23	16,045	17,923,696
Series 2016F 5.00%, 4/01/20–10/01/21	12,540	13,227,962

		55,489,816

Idaho–0.1%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2015A 5.00%, 7/15/21–7/15/23	6,915	7,558,058

Illinois–5.5%
Chicago Board of Education Series 2017F 5.00%, 12/01/23	$7,000	$7,313,320
Series 2018A 4.00%, 12/01/20–12/01/22	17,620	17,711,204
5.00%, 12/01/26	1,000	1,044,210
Series 2018B 4.00%, 12/01/21	1,145	1,151,721
Chicago O’Hare International Airport Series 2016C 5.00%, 1/01/27	3,020	3,448,689
Chicago Transit Authority Series 2017 5.00%, 6/01/22	7,460	8,068,093
County of Du Page IL Series 1993 5.60%, 1/01/21	3,690	3,853,504
Illinois Finance Authority (Adventist Health System/Sunbelt Obligated Group) NATL Series 1997B 4.371% (CPIYOYX + 2.10%), 1/01/19(f)	3,145	3,157,769
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/20–11/15/28	4,745	5,156,236
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/27–2/01/29	42,820	48,144,719
Illinois State Toll Highway Authority Series 2014A 5.00%, 12/01/20–12/01/22	33,375	36,004,044
Series 2014D 5.00%, 1/01/23	1,165	1,287,570
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/20–12/15/28	24,425	25,629,926
5.00%, 6/15/23 (Pre-refunded/ETM)(a)	565	619,884
Metropolitan Water Reclamation District of Greater Chicago Series 2015D 5.00%, 12/01/20	8,320	8,805,805
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 6/01/22	9,240	10,013,296
Regional Transportation Authority (Regional Transportation Authority Sales Tax) NATL Series 1994C 7.75%, 6/01/20	390	413,895

8	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Principal Amount (000)		U.S. $ Value

State of Illinois Series 2010 5.00%, 1/01/19	$10,000	$10,058,900
Series 2012 5.00%, 8/01/21–8/01/25	22,260	23,102,240
Series 2013 5.00%, 7/01/19–7/01/20	12,290	12,547,963
5.50%, 7/01/24	5,405	5,846,697
Series 2013A 5.00%, 4/01/23	4,390	4,605,900
Series 2014 5.00%, 5/01/22–5/01/27	45,185	47,366,489
Series 2016 5.00%, 2/01/22–2/01/24	24,860	26,078,243
Series 2017A 5.00%, 12/01/24	8,590	9,069,150
Series 2017D 5.00%, 11/01/24	51,185	54,034,981
State of Illinois (State of Illinois Ded Tax) AMBAC Series 1991 6.25%, 12/15/20	1,245	1,277,818
State of Illinois (State of Illinois Sales Tax) Series 2016A 4.00%, 6/15/19	5,090	5,147,008
Series 2016C 5.00%, 6/15/22	2,525	2,711,623
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(a)(c)(d)(e)	5,078	1,015,600

		384,686,497

Kansas–0.3%
City of Junction City KS Series 2016A 5.00%, 9/01/20–9/01/23	14,160	15,364,137
City of Wichita KS Water & Sewer Utility Revenue Series 2016B 5.00%, 10/01/18–10/01/19	5,255	5,314,933

		20,679,070

Kentucky–2.4%
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 8/15/29	1,000	1,099,080
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 6/01/28–6/01/30	8,620	9,435,998

Kentucky Public Energy Authority Series 2018B 4.00%, 1/01/49	$24,850	$26,211,532
Kentucky Public Energy Authority (Morgan Stanley) Series 2018A 4.00%, 4/01/48	91,580	96,047,272
Kentucky Turnpike Authority
Series 2012A 5.00%, 7/01/26 (Pre-refunded/ETM)	8,490	9,353,178
Series 2016A 5.00%, 7/01/22–7/01/27	18,425	20,783,747
Louisville & Jefferson County Metropolitan Sewer District Series 2017A 5.00%, 5/15/19	5,730	5,839,844

		168,770,651

Louisiana–0.5%
Consolidated Government of the City of Baton Rouge & Parish of East Baton Rouge (City of Baton Rouge/Parish of East Baton Rouge LA Sales Tax) Series 2015 5.00%, 8/01/27–8/01/28	8,985	10,191,445
Louisiana Local Government Environmental Facilities & Community Development Auth Series 2010 5.00%, 10/01/21 (Pre-refunded/ETM)	6,415	6,775,715
5.00%, 10/01/25 (Pre-refunded/ETM)	2,000	2,112,460
Series 2010A 5.00%, 10/01/23 (Pre-refunded/ETM)	7,720	8,154,096
Orange Grove Community Development District Series 2006 5.30%, 11/01/21(a)(d)(e)(g)	1,695	288,150
St. Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/29(a)	1,200	1,286,712
State of Louisiana Gasoline & Fuels Tax Revenue Series 2015B 5.00%, 5/01/25	3,250	3,716,798

		32,525,376

Schedule of Investments—Diversified Municipal Portfolio	9

Principal Amount (000)		U.S. $ Value

Maine–0.0%
Maine Municipal Bond Bank Series 2014A 5.00%, 9/01/25	$1,000	$1,122,590

Maryland–1.2%
City of Baltimore MD Series 2017B 5.00%, 10/15/24–10/15/27	26,185	30,537,176
City of Baltimore MD (Baltimore Hotel Corp.) Series 2017 5.00%, 9/01/25–9/01/26	2,000	2,245,720
County of Anne Arundel MD Series 2013 5.00%, 4/01/20	4,415	4,612,748
State of Maryland Series 2012 5.00%, 3/15/20	1,905	1,986,972
Series 2014B 5.00%, 8/01/20	17,930	18,888,358
Series 2016E 5.00%, 6/01/19	10,240	10,451,558
State of Maryland Department of Transportation 5.00%, 10/01/26(h)	13,345	15,738,426
University System of Maryland Series 2017A 5.00%, 4/01/21	1,125	1,205,674

		85,666,632

Massachusetts–2.1%
Commonwealth of Massachusetts Series 2013B 5.00%, 8/01/20	26,465	27,889,346
Series 2014C 5.00%, 8/01/20	1,045	1,101,242
Series 2016B 5.00%, 7/01/23	3,865	4,342,753
Series 2017C 5.00%, 10/01/22–10/01/26	30,895	35,369,041
AGM Series 2006C 3.83% (CPIYOYX + 0.88%), 11/01/19(f)	1,815	1,820,989
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) Series 2013 5.00%, 6/15/20	1,040	1,092,302
Massachusetts Development Finance Agency (Partners Healthcare System, Inc.) Series 2017S 5.00%, 7/01/25–7/01/31	49,110	57,203,231
Massachusetts Health & Educational Facilities Authority (President & Fellows of Harvard College) Series 1991N 6.25%, 4/01/20	$2,820	$3,000,226
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/22–8/15/23	10,680	11,807,295

		143,626,425

Michigan–3.3%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 7/01/19–7/01/20	20,980	21,630,039
Great Lakes Water Authority Water Supply System Revenue Series 2016C 5.00%, 7/01/24–7/01/25	12,505	14,348,863
Lake Orion Community School District Series 2016 5.00%, 5/01/24	2,915	3,289,082
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015F 3.40%, 10/01/20	500	504,430
3.60%, 10/01/21	500	507,965
3.80%, 10/01/22	500	512,495
3.875%, 10/01/23	2,000	2,060,960
4.00%, 10/01/24	3,000	3,111,750
4.50%, 10/01/29	12,065	12,619,507
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue)
AGM Series 2014C 5.00%, 7/01/25–7/01/27	39,940	44,669,675
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue)
AGM Series 2014D2 5.00%, 7/01/24–7/01/27	54,330	60,835,024
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/27	4,990	5,416,944
Michigan Finance Authority (Trinity Health Corp. Obligated Group) Series 2015 5.00%, 12/01/23–12/01/25	13,075	14,836,582

10	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Principal Amount (000)		U.S. $ Value
5.50%, 12/01/26–12/01/27	$7,220	$8,476,310
South Lyon Community Schools Series 2016 5.00%, 5/01/22	3,060	3,345,682
State of Michigan Trunk Line Revenue Series 2009 5.00%, 11/01/19–11/01/23	11,510	11,886,134
University of Michigan Series 2017A 5.00%, 4/01/20	1,670	1,744,549
Walled Lake Consolidated School District Series 2015 5.00%, 5/01/20	4,635	4,844,270
Wayne State University Series 2009A 5.00%, 11/15/21 (Pre-refunded/ETM)(a)	1,190	1,228,901
5.00%, 11/15/21–11/15/23	6,125	6,306,408
5.00%, 11/15/22 (Pre-refunded/ETM)(a)	4,380	4,523,182
5.00%, 11/15/23 (Pre-refunded/ETM)(a)	2,405	2,483,620

		229,182,372

Minnesota–0.6%
City of Minneapolis MN Series 2017 4.00%, 12/01/19	7,710	7,892,650
State of Minnesota Series 2015B 5.00%, 8/01/22	3,745	4,136,802
Series 2016B 5.00%, 8/01/19	10,000	10,255,700
Series 2016D 5.00%, 8/01/20	20,550	21,663,604

		43,948,756

Missouri–0.2%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 3/01/25–3/01/28	2,820	3,094,824
City of Springfield MO Public Utility Revenue (Springfield Public Utilities Board COP) Series 2012 5.00%, 12/01/18–12/01/19	7,290	7,366,070
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 1/01/25	2,630	2,981,973

		13,442,867

Montana–0.2%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 2/15/25–2/15/28	$15,015	$17,127,593

Nevada–2.1%
City of Las Vegas NV Series 2015C 5.00%, 9/01/20–9/01/26	18,625	20,456,381
Clark County School District Series 2015B 5.00%, 6/15/22	17,785	19,446,475
Series 2016D 5.00%, 6/15/24	26,915	30,195,938
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) AGM Series 2009C 5.00%, 7/01/24	9,175	9,377,859
County of Clark NV Series 2016A 5.00%, 11/01/24	7,080	8,085,431
Series 2016B 5.00%, 11/01/18–11/01/19	8,125	8,267,733
Series 2017 5.00%, 6/01/24	6,530	7,412,791
County of Clark NV (County of Clark NV Fuel Tax) Series 2011 5.00%, 7/01/19	8,390	8,575,503
Las Vegas Valley Water District Series 2015B 4.00%, 12/01/18	4,240	4,255,010
Series 2016B 5.00%, 6/01/28	4,590	5,305,948
State of Nevada Series 2014A 5.00%, 4/01/21	15,245	16,326,633
Series 2015D 5.00%, 4/01/23	10,205	11,398,985

		149,104,687

New Hampshire–0.0%
National Finance Authority (Covanta Holding Corp.) 4.00%, 11/01/27(b)	2,250	2,248,245

New Jersey–6.1%
New Jersey Economic Development Authority Series 2011EE 5.00%, 9/01/20 (Pre-refunded/ETM)(a)	4,640	4,882,115
5.50%, 9/01/21 (Pre-refunded/ETM)(a)	990	1,067,349

Schedule of Investments—Diversified Municipal Portfolio	11

Principal Amount (000)		U.S. $ Value
Series 2011G 5.00%, 9/01/20 (Pre-refunded/ETM)	$2,605	$2,743,430
Series 2013NN 5.00%, 3/01/20 (Pre-refunded/ETM)(a)	1,530	1,593,648
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011EE 5.00%, 9/01/20	1,720	1,801,150
5.50%, 9/01/21	370	393,687
Series 2011G 5.00%, 9/01/20	290	303,682
Series 2013 5.00%, 3/01/20	13,965	14,470,533
Series 2014P 5.00%, 6/15/20	1,425	1,486,403
Series 2014U 5.00%, 6/15/20–6/15/21	14,200	14,938,212
Series 2015X 5.00%, 6/15/19	10,585	10,782,728
Series 2017B 5.00%, 11/01/20–11/01/21	33,960	36,043,413
AMBAC Series 2005K 5.25%, 12/15/20	2,340	2,479,066
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 1/01/22	1,075	1,157,238
5.50%, 1/01/26–1/01/27	2,000	2,238,410
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/21–10/01/25	9,515	10,323,048
New Jersey Economic Development Authority (Rutgers The State University of New Jersey) Series 2013 5.00%, 6/15/25–6/15/26	4,500	5,012,260
New Jersey Health Care Facilities Financing Authority (Trinitas Regional Medical Center Obligated Group) Series 2017A 5.00%, 7/01/20–7/01/21	3,750	3,950,435
New Jersey Infrastructure Bank Series 2015 5.00%, 9/01/21–9/01/22	15,100	16,503,128
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/19–9/15/21	$44,100	$46,089,584
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/27–6/15/28	13,130	14,625,921
Series 2018A 5.00%, 6/15/29	3,035	3,352,825
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2006A 5.25%, 12/15/20	3,730	3,945,072
5.50%, 12/15/21	6,155	6,670,235
Series 2011B 5.00%, 6/15/20	1,310	1,366,448
Series 2013A 5.00%, 6/15/20	3,960	4,130,636
New Jersey Turnpike Authority Series 2012B 5.00%, 1/01/26–1/01/27	12,700	13,959,529
Series 2014A 5.00%, 1/01/27–1/01/29	75,940	85,324,665
Series 2014C 5.00%, 1/01/24	14,720	16,564,858
Series 2017A 5.00%, 1/01/29	7,235	8,359,247
Series 2017B 5.00%, 1/01/29–1/01/31	39,985	46,477,397
AGM Series 2005D-3 5.25%, 1/01/26	14,770	17,274,106
Tobacco Settlement Financing Corp./NJ Series 2018A 5.00%, 6/01/19–6/01/28	24,625	26,987,799

		427,298,257

New York–13.5%
City of New York NY Series 2009C 5.00%, 8/01/20–8/01/22	15,190	15,575,158
Series 2010B 5.00%, 8/01/19	12,225	12,535,515
Series 2013B 5.00%, 8/01/19	34,575	35,453,205
Series 2013I 5.00%, 8/01/19	7,260	7,444,404
Series 2013J 5.00%, 8/01/19	15,000	15,381,000
Series 2014A 5.00%, 8/01/27	1,130	1,278,414
Series 2015A 5.00%, 8/01/22–8/01/23	12,040	13,299,711

12	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Principal Amount (000)		U.S. $ Value
Series 2015B 5.00%, 8/01/23	$6,370	$7,145,675
County of Nassau NY Series 2017C 5.00%, 10/01/26	8,840	10,217,979
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/28	6,890	7,512,098
Series 2012E 5.00%, 11/15/24 (Pre-refunded/ETM)	6,055	6,757,017
Series 2012F 5.00%, 11/15/22–11/15/26	55,610	61,013,919
Series 2012H 5.00%, 11/15/26 (Pre-refunded/ETM)(a)	3,335	3,721,660
5.00%, 11/15/26	2,730	2,987,657
Series 2013B 5.00%, 11/15/26 (Pre-refunded/ETM)	9,505	10,821,252
Series 2014A 5.00%, 11/15/26 (Pre-refunded/ETM)	4,205	4,787,308
5.00%, 11/15/27 (Pre-refunded/ETM)	4,040	4,599,459
Series 2014C 5.00%, 11/15/27 (Pre-refunded/ETM)	5,000	5,781,850
Series 2017C 5.00%, 11/15/30–11/15/31	79,840	91,889,630
Series 2018B 5.00%, 5/15/20	34,840	36,453,789
AGC Series 2003B 5.25%, 11/15/20	8,415	8,963,321
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/27	4,505	4,961,717
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/22–11/01/25	34,430	37,371,708
Series 2011C 5.00%, 11/01/19–11/01/25	23,420	25,114,010
Series 2012A 5.00%, 8/01/25	12,345	13,560,118
Series 2012B 5.00%, 11/01/23–11/01/26	55,535	61,421,348
Series 2012E 5.00%, 11/01/21	8,545	9,283,032
Series 2015C 5.00%, 11/01/18	2,090	2,095,309
Series 2017 5.00%, 11/01/26	5,570	6,534,056
Series 2017B 5.00%, 8/01/30–8/01/31	$18,535	$21,380,653
New York State Dormitory Authority Series 2009G 5.00%, 3/15/19 (Pre-refunded/ETM)	2,900	2,941,238
5.00%, 3/15/20 (Pre-refunded/ETM)	8,465	8,585,372
5.00%, 3/15/21 (Pre-refunded/ETM)	2,500	2,535,550
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/19–7/01/24	25,150	25,720,956
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2011E 5.00%, 8/15/21	3,880	4,193,892
Series 2012A 5.00%, 12/15/22	20,745	23,055,163
Series 2012B 5.00%, 3/15/22	21,800	23,871,872
Series 2013A 5.00%, 2/15/20	4,635	4,824,386
Series 2014C 5.00%, 3/15/27	2,015	2,264,800
Series 2017A 5.00%, 2/15/21	52,790	56,397,669
Series 2017B 5.00%, 2/15/29	17,975	20,999,653
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/23	17,940	19,698,120
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	3,055	3,107,943
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 3/15/25–3/15/26	63,625	70,695,903
Series 2013D 5.00%, 3/15/23	32,000	35,722,880
Series 2016A 5.00%, 3/15/24	4,010	4,553,034
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/19	4,100	4,175,071

Schedule of Investments—Diversified Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 1/01/27–1/01/29	$74,370	$83,356,766
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/28	3,335	3,675,237

		945,717,477

North Carolina–0.2%
North Carolina Eastern Municipal Power Agency Series 1988A 6.00%, 1/01/26 (Pre-refunded/ETM)	1,720	1,931,732
Series 2012B 5.00%, 1/01/21 (Pre-refunded/ETM)	13,270	14,137,195

		16,068,927

North Dakota–0.1%
County of Ward ND (Trinity Health Obligated Group) Series 2017C 5.00%, 6/01/28–6/01/30	5,000	5,558,300

Ohio–3.6%
City of Columbus OH Series 2013-1 5.00%, 7/01/20	4,580	4,817,061
County of Allen OH Hospital Facilities Revenue (Mercy Health/OH) Series 2017A 5.00%, 8/01/26–8/01/28	20,420	23,372,172
County of Cuyahoga /OH (County of Cuyahoga OH Lease) Series 2010F 5.00%, 12/01/19–12/01/24	93,725	99,091,747
County of Cuyahoga /OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/26–2/15/27	5,455	5,968,777
County of Franklin OH (Nationwide Children’s Hospital, Inc.) Series 2017A 5.00%, 11/01/29–11/01/31	3,100	3,595,881
Hamilton County Convention Facilities Authority (Hamilton County Convention Facilities Authority Lease) Series 2014 5.00%, 12/01/22–12/01/23	3,440	3,774,372
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33(a)	$2,330	$2,260,100
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33(a)	6,325	6,135,250
State of Ohio Series 2011A 5.00%, 8/01/20–8/01/21	57,430	61,064,085
State of Ohio Major New State Infrastrucure Project Series 20181 4.00%, 12/15/19	19,880	20,344,993
5.00%, 12/15/20	8,675	9,215,453
University of Cincinnati Series 2010F 5.00%, 6/01/20–6/01/21	6,795	7,134,387
University of Toledo Series 2010 5.00%, 6/01/21 (Pre-refunded/ETM)	2,610	2,738,751

		249,513,029

Oklahoma–0.2%
Comanche County Memorial Hospital Series 2015 5.00%, 7/01/20–7/01/28	9,270	9,645,819
McGee Creek Authority NATL Series 1992 6.00%, 1/01/23	2,280	2,444,593

		12,090,412

Oregon–0.5%
City of Portland OR Sewer System Revenue Series 2013A 5.00%, 8/01/22	8,685	9,583,463
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/24(a)	1,000	1,083,890
Port of Portland OR (Portland Intl Airport) Series 2010-20C 5.00%, 7/01/23	1,405	1,470,782
State of Oregon Department of Administrative Services Series 2009D 5.00%, 11/01/21 (Pre-refunded/ETM)(a)	4,025	4,152,069

14	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Principal Amount (000)		U.S. $ Value
5.00%, 11/01/22 (Pre-refunded/ETM)(a)	$3,120	$3,218,498
5.00%, 11/01/23 (Pre-refunded/ETM)(a)	1,115	1,150,201
State of Oregon Department of Administrative Services COP Series 2009D 5.00%, 11/01/21–11/01/23	10,275	10,596,789
Tri-County Metropolitan Transportation District of Oregon Series 2018A 5.00%, 10/01/28	2,335	2,720,555

		33,976,247

Pennsylvania–7.2%
Allegheny County Sanitary Authority Series 2015 5.00%, 12/01/23	3,500	3,924,900
Beaver County Industrial Development Authority (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 1/01/35(a)	2,120	2,056,400
City of Philadelphia PA Series 2013A 5.00%, 7/15/19–7/15/21	4,495	4,728,472
AGM Series 2017A 5.00%, 8/01/27–8/01/32	46,290	52,351,019
City of Philadelphia PA Airport Revenue (Philadelphia Intl Airport) Series 2010A 5.00%, 6/15/21	6,225	6,508,113
Series 2010D 5.00%, 6/15/19–6/15/20	18,065	18,623,629
Series 2011A 5.00%, 6/15/19	4,025	4,105,862
City of Philadelphia PA Water & Wastewater Revenue Series 2016 5.00%, 10/01/24–10/01/26	17,425	20,001,083
Commonwealth of Pennsylvania Series 2016 5.00%, 9/15/24	9,575	10,789,589
Series 2017 5.00%, 1/01/25–1/01/27	135,480	153,244,127
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/25	6,000	6,577,920
Montgomery County Higher Education & Health Authority (Philadelphia Presbytery Homes Obligated Group) Series 2017 5.00%, 12/01/27–12/01/32	$5,000	$5,509,691
Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 9/01/26–9/01/30	10,650	12,237,412
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 1/01/19–7/01/19	23,505	24,023,223
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 6/30/26–12/31/28	51,190	56,939,429
Pennsylvania Turnpike Commission 5.00%, 12/01/22(h)	5,250	5,594,558
Series 2009B 5.00%, 6/01/19	10,000	10,194,600
5.00%, 6/01/20 (Pre-refunded/ETM)	5,425	5,534,205
Series 2017B 5.00%, 6/01/28–6/01/30	13,255	14,912,936
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/19–9/01/20	21,700	22,620,876
5.125%, 9/01/22	9,080	9,531,276
Southeastern Pennsylvania Transportation Authority Series 2010 5.00%, 3/01/23 (Pre-refunded/ETM)(a)	3,870	4,030,992
5.00%, 3/01/23–3/01/24	2,830	2,941,835
5.00%, 3/01/24 (Pre-refunded/ETM)(a)	5,545	5,775,672
State Public School Building Authority (School District of Philadelphia (The)) Series 2016D 5.00%, 9/01/24	8,360	9,283,613
Series 2016F 5.00%, 9/01/23–9/01/24	29,155	32,325,244

		504,366,676

Puerto Rico–0.2%
Puerto Rico Highway & Transportation Authority NATL Series 2007N 5.25%, 7/01/32	1,050	1,127,753

Schedule of Investments—Diversified Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value

Puerto Rico Sales Tax Financing Corp. Series 2009A 5.375%, 8/01/20 (Pre-refunded/ETM)	$10,315	$10,599,178

		11,726,931

Rhode Island–0.5%
Rhode Island Commerce Corp. Series 2016B 5.00%, 6/15/27	10,565	12,149,222
Rhode Island Depositors Economic Protection Corp. Series 1993A 6.375%, 8/01/22 (Pre-refunded/ETM)(a)	5,780	6,654,745
AGM Series 1993A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,578,240
Tobacco Settlement Financing Corp./RI Series 2015A 5.00%, 6/01/21–6/01/23	14,635	15,907,492

		36,289,699

South Carolina–0.9%
Kershaw County School District/SC Series 2015 5.00%, 12/01/21	1,185	1,276,411
Patriots Energy Group Financing Agency Series 2018A 4.00%, 10/01/48	48,725	51,402,439
SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/22–12/01/27	7,000	7,863,950
South Carolina Public Service Authority Series 2016A 5.00%, 12/01/30–12/01/34	2,435	2,658,998

		63,201,798

South Dakota–0.1%
South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group/SD) Series 2017 5.00%, 9/01/29–9/01/30	7,025	8,024,645

Tennessee–0.8%
Tennessee Energy Acquisition Corp. Series 2017A 4.00%, 5/01/48	50,910	53,295,133

Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	$2,115	$2,276,819

		55,571,952

Texas–8.9%
Austin Independent School District Series 2014B 5.00%, 8/01/20–8/01/21	6,700	7,105,692
Bell County Health Facility Development Corp. Series 1989 6.50%, 7/01/19 (Pre-refunded/ETM)	275	284,353
Brownsville Independent School District Series 2013A 5.00%, 2/15/19	4,000	4,046,360
Central Texas Turnpike System Series 2015A 5.00%, 8/15/42	19,480	20,264,265
Series 2015C 5.00%, 8/15/23–8/15/25	4,860	5,405,430
City of Dallas TX Series 2014 5.00%, 2/15/21	7,500	7,983,825
Series 2015 5.00%, 2/15/21	3,240	3,449,012
City of Garland TX Series 2010 5.00%, 2/15/24	3,800	3,947,364
City of Houston TX Series 2017A 5.00%, 3/01/25	16,370	18,749,707
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/23–9/01/25	3,800	4,240,390
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/20	6,400	6,663,872
Series 2018 5.00%, 7/15/28	9,135	10,173,558
City of Houston TX Combined Utility System Revenue Series 2014C 5.00%, 5/15/23–5/15/28	24,850	27,861,791
City of San Antonio TX Series 2014 5.00%, 2/01/21	3,905	4,162,066
City of San Antonio TX Electric & Gas Systems Revenue Series 2009D 5.00%, 2/01/20	47,315	47,795,720

16	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Principal Amount (000)		U.S. $ Value

City of Waco TX Series 2015 5.00%, 2/01/21	$5,505	$5,860,898
County of Harris TX Series 2010A 5.00%, 10/01/23–10/01/25	17,725	18,732,311
Dallas Independent School District Series 2011 5.00%, 2/15/22	5,165	5,514,257
Dallas/Fort Worth International Airport Series 2012F 5.00%, 11/01/21–11/01/25	17,905	18,819,473
Series 2014A 5.25%, 11/01/28	11,550	12,811,837
Denton Independent School District Series 2016 5.00%, 8/15/27	1,220	1,408,100
Grand Parkway Transportation Corp. Series 2018 5.00%, 2/01/23	84,825	93,254,908
Harris County Hospital District Series 2016 5.00%, 2/15/20–2/15/27	7,155	7,752,019
Houston Independent School District Series 2016A 5.00%, 2/15/23	5,070	5,640,274
Irving Hospital Authority Series 2017A 5.00%, 10/15/26–10/15/31	3,220	3,572,106
Mission Economic Development Corp. (Natgasoline LLC) Series 2016B 5.75%, 10/01/31(b)	8,580	8,844,521
New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing Corpus Christi I LLC) Series 2017A 5.00%, 4/01/28	1,130	1,249,283
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017A 5.00%, 8/15/25–8/15/28	7,250	8,403,755
North Texas Tollway Authority Series 2011D 5.00%, 9/01/24 (Pre-refunded/ETM)(a)	5,000	5,391,500
5.25%, 9/01/25 (Pre-refunded/ETM)(a)	18,130	19,676,670
5.25%, 9/01/26 (Pre-refunded/ETM)(a)	17,810	19,329,371
North Texas Tollway Authority (North Texas Tollway System) Series 2014A 5.00%, 1/01/21–1/01/24	16,745	18,250,124

Series 2015B 5.00%, 1/01/23–1/01/28	$12,275	$13,864,605
San Antonio Water System Series 2011A 5.00%, 5/15/23–5/15/26	21,200	22,162,905
Series 2013E 5.00%, 5/15/25	3,000	3,330,750
Spring Branch Independent School District Series 2015A 5.00%, 2/01/23–2/01/24	6,715	7,530,912
Series 2015B 5.00%, 2/01/23–2/01/24	10,435	11,700,361
Spring Independent School District Series 2011 5.00%, 8/15/20–8/15/21	8,365	8,821,352
State of Texas Series 2011 5.00%, 10/01/22–10/01/25	33,370	36,212,565
5.00%, 10/01/23 (Pre-refunded/ETM)(a)	5,500	5,932,685
5.00%, 10/01/24 (Pre-refunded/ETM)(a)	5,440	5,867,965
5.00%, 10/01/25 (Pre-refunded/ETM)(a)	3,025	3,262,977
Series 2014A 5.00%, 10/01/23	13,680	15,400,534
Series 2015A 5.00%, 10/01/23	10,615	11,950,049
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/23	16,920	19,022,479
University of Houston System Series 2017A 5.00%, 2/15/19–2/15/21	19,955	20,835,671
University of Texas System (The) Series 2016D 5.00%, 8/15/25	5,580	6,459,185

		618,999,807

Utah–0.2%
Alpine School District/UT Series 2017 5.00%, 3/15/20	6,985	7,283,539
Davis School District Series 2017 5.00%, 6/01/22	1,015	1,116,368
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015A 5.00%, 6/15/26–6/15/28	5,455	6,189,139

		14,589,046

Virginia–2.1%
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2015A 5.00%, 2/01/23	4,345	4,842,893

Schedule of Investments—Diversified Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value

Series 2015B 5.00%, 9/01/20–9/01/22	$35,675	$38,520,206
Series 2017E 5.00%, 2/01/26–2/01/27	64,870	76,196,691
Virginia Commonwealth Transportation Board (Virginia Commonwealth Transportation Board State Lease) Series 2017 5.00%, 5/15/19–5/15/20	12,455	12,869,028
Series 2017B 5.00%, 5/15/19	6,860	6,988,488
Virginia Public School Authority (Virginia Public School Authority State Lease) Series 2017V 5.00%, 4/15/19	9,855	10,019,776

		149,437,082

Washington–6.9%
Chelan County Public Utility District No. 1 Series 2011A 5.00%, 7/01/20	3,110	3,260,555
Series 2011B 5.00%, 7/01/21	5,000	5,346,200
5.25%, 7/01/22	3,670	3,957,508
City of Seattle WA Drainage & Wastewater Revenue Series 2016 5.00%, 4/01/20	3,910	4,082,744
City of Seattle WA Municipal Light & Power Revenue Series 2016B 5.00%, 4/01/26	4,280	4,997,842
Series 2016C 5.00%, 10/01/21	11,130	12,066,256
City of Seattle WA Water System Revenue Series 2017 5.00%, 8/01/20–8/01/22	9,440	10,148,747
County of Cowlitz WA (County of Cowlitz WA Spl Swr) NATL Series 2002 5.50%, 11/01/19	510	518,441
County of King WA Series 2015 5.00%, 7/01/23	2,485	2,792,171
County of King WA Sewer Revenue Series 2011B 5.00%, 1/01/23 (Pre-refunded/ETM)(a)	1,160	1,234,484
5.00%, 1/01/23	3,255	3,455,117

Energy Northwest (Bonneville Power Administration) Series 2012A 5.00%, 7/01/19–7/01/21	$49,105	$50,983,558
Series 2016A 5.00%, 7/01/25–7/01/27	50,640	58,841,752
Series 2017A 5.00%, 7/01/28–7/01/29	29,545	34,755,363
Franklin County School District No. 1 Pasco Series 2015 5.00%, 12/01/23	4,750	5,363,558
Grant County Public Utility District No. 2 Series 2011I 5.00%, 1/01/20 (Pre-refunded/ETM)	1,780	1,846,750
5.00%, 1/01/21 (Pre-refunded/ETM)	6,570	6,999,350
5.00%, 1/01/23 (Pre-refunded/ETM)	5,375	5,726,256
King County School District No. 45 Bellevue Series 2014 5.00%, 12/01/18	2,415	2,427,461
King County School District No. 49 Tahoma Series 2015 5.00%, 12/01/22	2,710	3,009,130
Pierce County School District No. 320 Sumner Series 2017 5.00%, 12/01/21	3,305	3,590,453
Port of Seattle WA Series 2010B 5.00%, 6/01/22	1,995	2,088,386
Series 2015C 5.00%, 4/01/21–4/01/23	3,570	3,870,128
Series 2018A 5.00%, 5/01/25	8,320	9,386,208
Series 2018B 5.00%, 5/01/25	4,695	5,296,664
Snohomish County School District No. 2 Everett Series 2014 5.00%, 12/01/21	3,600	3,917,844
State of Washington Series 2012 5.00%, 7/01/22–7/01/23	27,935	30,748,709
Series 2012R 5.00%, 7/01/23–7/01/24	22,715	24,978,041
Series 20152 5.00%, 7/01/20–7/01/23	33,945	36,376,875
Series 2015A-1 5.00%, 8/01/23	8,010	8,997,072
Series 2015B 5.00%, 2/01/22	4,480	4,889,651

18	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Principal Amount (000)		U.S. $ Value

State of Washington (State of Washington Fed Hwy Grant) Series 2012F-1 5.00%, 9/01/21–9/01/23	$36,690	$39,916,394
Series 2013C 5.00%, 9/01/19	6,060	6,222,590
State of Washington COP Series 2015C 5.00%, 7/01/21–7/01/23	26,825	29,633,428
Washington Health Care Facilities Authority (Multicare Health System Obligated Group) Series 2015B 5.00%, 8/15/28–8/15/30	31,550	35,709,489
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 8/15/25–8/15/30	15,880	17,753,142

		485,188,317

West Virginia–0.3%
West Virginia Economic Development Authority Series 2017 5.00%, 6/15/19–6/15/22	16,360	17,390,565

Wisconsin–0.3%
State of Wisconsin Environmental Improvement Fund Revenue Series 2017A 5.00%, 6/01/19	15,550	15,870,330
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24(b)	1,000	1,094,860
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017B-3 3.00%, 11/15/22(b)	1,200	1,200,600
WPPI Energy Series 2014A 5.00%, 7/01/29	1,000	1,115,440

		19,281,230

Total Long-Term Municipal Bonds (cost $6,682,917,377)		6,701,170,223

Short-Term Municipal Notes–2.4%
California–0.0%
City of Los Angeles CA Series 2018 4.00%, 6/27/19	2,945	2,992,709

Kentucky–0.6%
Louisville Regional Airport Authority (United Parcel Service, Inc.) 1.73%, 1/01/29(i)	$22,500	$22,500,000
Series 1999B 1.79%, 1/01/29(i)	18,200	18,200,000

		40,700,000

Mississippi–0.7%
Mississippi Business Finance Corp. (Chevron USA, Inc.) Series 2010H 1.72%, 11/01/35(i)	47,295	47,295,000

Missouri–0.2%
Health & Educational Facilities Authority of the State of Missouri (St. Louis University/US) Series 2013B 1.64%, 10/01/35(i)	11,535	11,535,000

Texas–0.6%
Gulf Coast Authority (Exxon Mobil Corp.) 1.62%, 6/01/30(i)	23,200	23,200,000
Series 2001A 1.62%, 6/01/30(i)	19,700	19,700,000

		42,900,000

Wisconsin–0.3%
Wisconsin Health & Educational Facilities Authority (Medical College of Wisconsin, Inc.) Series 2008B 1.58%, 12/01/33(i)	22,000	22,000,000

Total Short-Term Municipal Notes (cost $167,427,027)		167,422,709

Total Municipal Obligations (cost $6,850,344,404)		6,868,592,932

GOVERNMENTS-TREASURIES–0.9%
United States–0.9%
U.S. Treasury Notes 2.125%, 11/30/23(j)	4,000	3,840,625
2.50%, 5/31/20	57,611	57,340,949

Total Governments–Treasuries (cost $61,446,339)		61,181,574

Total Investments—99.1% (cost $6,911,790,743)		6,929,774,506

Other assets less liabilities—0.9%		65,529,659

Net Assets—100.0%		$6,995,304,165

Schedule of Investments—Diversified Municipal Portfolio	19

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.57%	USD	505	$(59,287)	$(51,838)	$(7,449)
Credit Suisse International
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	5,192	(609,541)	(524,698)	(84,843)
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	277	(32,520)	(28,696)	(3,824)
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	3,451	(405,722)	(357,948)	(47,774)
Goldman Sachs International
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	4,500	(528,300)	(441,408)	(86,892)

						$(1,635,370)	$(1,404,588)	$(230,782)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	123,114	8/31/20	2.235%	CPI	#	Maturity	$86,695
Barclays Bank PLC	USD	123,114	9/04/20	2.248%	CPI	#	Maturity	92,505
Barclays Bank PLC	USD	131,082	9/20/20	2.623%	CPI	#	Maturity	128,317
JPMorgan Chase Bank, NA	USD	126,182	8/30/20	2.210%	CPI	#	Maturity	156,573

								$464,090

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

20	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate market value of these securities amounted to $47,532,168 or 0.7% of net assets.
(c)	Defaulted matured security.
(d)	Non-income producing security.
(e)	Illiquid security.
(f)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2018.
(g)	Defaulted.
(h)	When-Issued or delayed delivery security.
(i)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(j)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of September 30, 2018, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.3% and 0.0%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

COP—Certificate of Participation

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CPIYOYX—Consumer Price Index Year Over Year Change

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

OSF—Order of St. Francis

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

September 30, 2018

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–95.0%
Long-Term Municipal Bonds–94.4%
Alabama–4.0%
Black Belt Energy Gas District (Goldman Sachs Group, Inc.(The)) Series 2018A 4.00%, 12/01/48	$8,000	$8,411,120
Southeast Alabama Gas District (The) Series 2018A 4.00%, 4/01/49–6/01/49	41,190	43,275,150

		51,686,270

Arizona–0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)(b)	1,700	1,705,831

California–76.9%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/20–4/01/22	2,000	2,147,240
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/21–5/01/24	4,050	4,498,595
Bay Area Toll Authority Series 2009F-1 5.00%, 4/01/22 (Pre-refunded/ETM)	14,975	15,218,643
Series 2012 5.00%, 4/01/24–4/01/25	13,845	15,278,624
Bay Area Water Supply & Conservation Agency Series 2013A 5.00%, 10/01/25	4,710	5,291,073
Brea Redevelopment Agency Series 2017A 5.00%, 8/01/31	1,605	1,856,375
California Econ Recovery Series 2009A 5.00%, 7/01/20 (Pre-refunded/ETM)	22,500	23,051,700
California Educational Facilities Authority (Claremont Mckenna College) Series 2015A 5.00%, 1/01/27	1,300	1,531,127

Schedule of Investments—California Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value

California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/28	$1,545	$1,777,971
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/27–11/15/29	19,500	22,705,265
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017A 5.00%, 8/15/32	1,215	1,374,651
California Health Facilities Financing Authority (Kaiser Credit Group) Series 2017P 5.00%, 11/01/32	7,370	8,222,930
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018A 5.00%, 11/15/23–11/15/29	11,365	13,246,932
California Infrastructure & Economic Development Bank (Broad Collection(The)) Series 2011A 5.00%, 6/01/21	20,650	22,349,495
California Infrastructure & Economic Development Bank (California Infrastructure & Economic Development Bank SRF) Series 2017 5.00%, 10/01/24	5,000	5,846,850
Series 2018 5.00%, 10/01/32	13,965	16,665,691
California Infrastructure & Economic Development Bank (Segerstrom Center for the Arts) Series 2016 5.00%, 7/01/26	2,370	2,757,661
Series 2016B 5.00%, 7/01/23	12,760	14,343,388
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018A 5.00%, 12/31/23–12/31/31	13,530	15,333,069
California Municipal Finance Authority (Rocketship Education Obligated Group) Series 2015A 4.25%, 3/01/28(a)(b)	1,755	1,771,146

California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/27(b)	$4,000	$4,218,880
California School Finance Authority (Rocketship Education Obligated Group) Series 2016A 5.00%, 6/01/31(a)(b)	1,000	1,042,480
California State Public Works Board Series 2009E 5.00%, 4/01/21 (Pre-refunded/ETM)	5,890	5,985,830
5.00%, 4/01/22 (Pre-refunded/ETM)	4,935	5,015,292
Series 2011G 5.00%, 12/01/23 (Pre-refunded/ETM)	1,545	1,694,850
California State Public Works Board (California State Public Works Board Lease) AMBAC Series 1993A 5.00%, 12/01/19	1,380	1,406,192
California State Public Works Board (Judicial Council of California Lease) Series 2014B 5.00%, 10/01/29	4,445	5,070,945
California State Public Works Board (State of California Department of Corrections & Rehabilitation Lease) Series 2014A 5.00%, 9/01/30	11,220	12,739,749
California State Public Works Board (State of California Department of Education Lease) Series 2017H 5.00%, 4/01/30–4/01/32	5,270	6,159,059
California State University
Series 2010A 5.00%, 11/01/24	1,490	1,562,518
Series 2011A 5.25%, 11/01/26	5,500	6,021,015
Series 2012A 5.00%, 11/01/26	10,930	12,185,857
Series 2014A 5.00%, 11/01/28	16,650	19,166,647
Series 2018A 5.00%, 11/01/30	2,330	2,806,974
California Statewide Communities Development Authority (CHF-Irvine LLC) Series 2017A 5.00%, 5/15/29	1,210	1,381,699

22	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Principal Amount (000)		U.S. $ Value

California Statewide Communities Development Authority (Loma Linda University Medical Center Obligated Group) Series 2018A 5.00%, 12/01/27–12/01/33(b)	$1,250	$1,374,590
City & County of San Francisco CA Series 2018C 5.00%, 6/15/22–6/15/25	17,590	20,064,036
Series 2018E 5.00%, 6/15/23	1,490	1,691,791
City & County of San Francisco CA COP Series 2015R 5.00%, 9/01/21–9/01/24	7,405	8,250,350
City of Hayward CA COP Series 2015 5.00%, 11/01/20–11/01/23	9,255	10,197,832
City of Long Beach CA Harbor Revenue Series 2010A 5.00%, 5/15/22–5/15/25	16,895	17,714,776
Series 2010B 5.00%, 5/15/21	6,500	6,825,065
City of Los Angeles CA Wastewater System Revenue Series 2012C 5.00%, 6/01/23	2,765	3,063,814
Series 2017A 5.00%, 6/01/30	4,800	5,737,680
City of Los Angeles Department of Airports Series 2009A 5.25%, 5/15/23–5/15/24	15,955	16,295,424
Series 2010A 5.00%, 5/15/23–5/15/25	25,915	27,206,302
Series 2010D 5.00%, 5/15/23	5,000	5,250,050
Series 2017A 5.00%, 5/15/28–5/15/29	4,015	4,629,343
Series 2018C 5.00%, 5/15/25	2,955	3,373,989
City of Riverside CA Sewer Revenue Series 2015A 5.00%, 8/01/27–8/01/30	5,320	6,094,666
City of Roseville CA Series 2017A 5.00%, 9/01/28–9/01/30(a)	2,305	2,602,080
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.00%, 9/01/31(a)	1,170	1,250,297

City of San Francisco CA Public Utilities Commission Wastewater Revenue (San Francisco City & County Public Utilities Commission Wastewater Revenue) Series 2013B 5.00%, 10/01/25	$4,000	$4,445,760
City of San Francisco CA Public Utilities Commission Water Revenue Series 2009A 5.00%, 11/01/28 (Pre-refunded/ETM)	2,000	2,069,900
Series 2011A 5.00%, 11/01/25 (Pre-refunded/ETM)	11,320	12,389,966
Series 2017E 5.00%, 11/01/26	2,130	2,562,284
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2014A 5.00%, 3/01/25	3,600	4,047,192
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2015A 5.00%, 3/01/22	3,000	3,319,590
Series 2017A 5.00%, 3/01/30	1,250	1,488,913
Coronado Community Development Agency Successor Agency Series 2018A 5.00%, 9/01/33(c)	4,780	5,369,183
Cotati-Rohnert Park Unified School District AGM Series 2015B 5.00%, 8/01/21	3,000	3,248,970
County of San Diego CA (Sanford Burnham Prebys Medical Discovery Institute) Series 2015A 5.00%, 11/01/21	1,725	1,865,398
Desert Sands Unified School District Series 2015 5.00%, 8/01/21	1,680	1,828,159
Fontana Redevelopment Agency Successor Agency Series 2017A 5.00%, 10/01/29–10/01/31	8,850	10,454,570
Fremont Community Facilities District No. 1 Series 2015 5.00%, 9/01/27(a)	1,000	1,111,480

Schedule of Investments—California Municipal Portfolio	23

Principal Amount (000)		U.S. $ Value

Golden State Tobacco Securitization Corp. Series 2017A 5.00%, 6/01/19–6/01/20	$11,585	$11,873,436
Series 2018A 3.50%, 6/01/36	9,820	9,823,339
Lake Elsinore Public Financing Authority Series 2015 5.00%, 9/01/21–9/01/23(a)	1,560	1,694,462
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/23	4,025	4,367,608
Long Beach Unified School District Series 2010A 5.00%, 8/01/25	1,000	1,054,370
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2010A 5.00%, 7/01/21	2,000	2,109,900
Los Angeles Department of Water & Power Power System Revenue Series 2013A 5.00%, 7/01/21	1,505	1,637,290
Series 2014B 5.00%, 7/01/27	2,190	2,489,921
Series 2014C 5.00%, 7/01/25–7/01/26	21,670	25,055,606
Los Angeles Department of Water & Power Water System Revenue Series 2012C 5.00%, 7/01/23	1,540	1,714,205
Series 2018A 5.00%, 7/01/31	1,345	1,602,662
Los Angeles Unified School District/CA Series 2014C 5.00%, 7/01/27	10,365	11,923,481
Series 2016A 5.00%, 7/01/21–7/01/27	27,595	32,207,879
Series 2018B 5.00%, 7/01/29	9,020	10,912,576
Mammoth Unified School District/CA NATL Series 1998 Zero Coupon, 8/01/21–8/01/22	2,100	1,950,126
Metropolitan Water District of Southern California Series 1993A 5.75%, 7/01/21 (Pre-refunded/ETM)	710	785,026
5.75%, 7/01/21	1,775	1,872,164

Natomas Unified School District BAM Series 2014 5.00%, 8/01/22–8/01/23	$4,950	$5,521,187
Northern California Power Agency Series 2012A 5.00%, 7/01/25–7/01/27	3,980	4,389,176
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/23	1,575	1,790,712
Orange County Sanitation District COP Series 2009A 5.00%, 2/01/19	4,690	4,741,918
5.00%, 2/01/20 (Pre-refunded/ETM)	1,890	1,911,111
Palm Desert Redevelopment Agency Successor Agency BAM Series 2017A 5.00%, 10/01/24	1,000	1,156,510
Palomar Health (Palomar Health Obligated Group) Series 2016 4.00%, 11/01/19	625	633,250
Peralta Community College District Series 2014A 5.00%, 8/01/28	1,820	2,077,039
Pittsburg Successor Agency Redevelopment Agency AGM Series 2016A 5.00%, 9/01/27	2,785	3,219,293
Port of Los Angeles Series 2011B 5.00%, 8/01/23	2,500	2,715,400
Series 2014A 5.00%, 8/01/26–8/01/27	2,565	2,887,925
Port of Oakland Series 2012P 5.00%, 5/01/22–5/01/25	16,945	18,355,146
Series 2017E 5.00%, 11/01/19	3,910	4,047,945
Series 2017F 5.00%, 11/01/18	5,000	5,013,650
Riverside County Public Financing Authority (Riverside County Public Financing Authority Lease) Series 2015 5.00%, 11/01/28	3,395	3,880,994
Riverside County Transportation Commission (Riverside County Transportation Commission Sales Tax) Series 2017B 5.00%, 6/01/33	10,310	12,168,274

24	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Principal Amount (000)		U.S. $ Value

Romoland School District Series 2015 5.00%, 9/01/23(a)	$955	$1,059,133
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	1,080	1,117,400
Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/24	4,945	5,332,589
Sacramento County Sanitation Districts Financing Authority AMBAC Series 2001 5.50%, 12/01/21	1,175	1,304,262
Sacramento Municipal Utility District Series 2012Y 5.00%, 8/15/25	4,555	5,063,065
Sacramento Regional Transit District Series 2012 5.00%, 3/01/24 (Pre-refunded/ETM)(a)	370	390,949
5.00%, 3/01/24	630	662,747
San Bernardino Community College District Series 2013A 5.00%, 8/01/21	1,000	1,086,160
San Diego County Regional Transportation Commission (San Diego County Regional Transportation Commission Sales & Use Tax) Series 2018A 4.00%, 4/01/21	26,125	27,522,426
San Diego County Water Authority COP AGM Series 2008A 5.00%, 5/01/19	1,460	1,463,373
San Diego County Water Authority Financing Corp. Series 2015 5.00%, 5/01/21	1,000	1,080,850
San Diego Public Facilities Financing Authority Sewer Revenue Series 2009B 5.00%, 5/15/21 (Pre-refunded/ETM)	14,905	15,210,254
Series 2015 5.00%, 5/15/22	4,785	5,329,820
San Francisco City & County Airport Comm-San Francisco International Airport Series 2011S 5.00%, 5/01/25 (Pre-refunded/ETM)(a)	855	923,144
5.00%, 5/01/25	2,145	2,308,277

San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2011C 5.00%, 5/01/21	$3,900	$4,175,457
Series 2016S 5.00%, 5/01/26	3,810	4,481,246
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/19–8/01/24(a)	3,855	4,180,406
San Francisco City & County Redevelopment Agency Successor Agency (Successor Agency to the Redev of San Francisco–Mission Bay South) Series 2016B 5.00%, 8/01/26	1,070	1,252,499
San Joaquin Delta Community College District Series 2015A 5.00%, 8/01/20–8/01/22	3,685	3,975,997
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01) Series 2016 5.00%, 9/01/29–9/01/30(a)	2,365	2,616,860
South Placer Wastewater Authority/CA Series 2011C 5.00%, 11/01/19–11/01/20	5,520	5,764,384
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 7/01/22–7/01/25	12,235	12,765,093
Series 2014A 5.00%, 7/01/30	1,030	1,172,336
Southwestern Community College District Series 2015 5.00%, 8/01/20–8/01/25	14,850	16,902,387
State of California 5.00%, 8/01/27	6,060	7,253,578
2017 5.00%, 8/01/24	5,540	6,384,296
Series 2013 5.00%, 10/01/20–9/01/28	29,390	31,767,516
Series 2014 5.00%, 12/01/22–5/01/29	18,665	20,977,619
Series 2015 5.00%, 3/01/21	17,455	18,755,572

Schedule of Investments—California Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value

Series 2015B 5.00%, 9/01/24	$3,330	$3,842,354
State of California Department of Water Resources Series 2011A 5.00%, 12/01/20 (Pre-refunded/ETM)(a)	50	53,347
5.00%, 12/01/20	1,745	1,865,248
Series 2014A 5.00%, 12/01/27 (Pre-refunded/ETM)	5,690	6,583,102
State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/20	13,940	14,645,225
Series 2011N 5.00%, 5/01/20	4,210	4,422,984
Stockton Unified School District Series 2016 5.00%, 8/01/28	7,770	8,967,823
Sweetwater Union High School District BAM Series 2014 5.00%, 8/01/28–8/01/29	7,980	9,013,788
University of California Series 2009Q 5.25%, 5/15/22	155	155,401
Series 2010U 5.00%, 5/15/24	4,215	4,425,076
Series 2012G 5.00%, 5/15/25 (Pre-refunded/ETM)(a)	4,625	5,125,841
5.00%, 5/15/25	5,375	5,931,205
Series 2013A 5.00%, 5/15/48	4,785	5,410,782
Series 2014A 5.00%, 5/15/28	1,000	1,143,810
Series 2015A 5.00%, 5/15/20–5/15/24	4,780	5,270,090
Series 2015I 5.00%, 5/15/21	2,935	3,171,062
Series 2017A 5.00%, 5/15/28–5/15/31	9,465	11,187,919
Series 2017M 5.00%, 5/15/30–5/15/32	7,010	8,197,068
Series 2018O 4.00%, 5/15/25	8,320	9,286,534
Vacaville Unified School District BAM Series 2015C 5.00%, 8/01/20–8/01/22	2,390	2,581,064
Vista Unified School District Series 2015 5.00%, 8/01/20	2,100	2,223,543

		1,000,916,405

Colorado–0.5%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/32	3,000	3,191,940

City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	$1,700	$1,822,060
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/20	1,625	1,720,940

		6,734,940

Connecticut–1.4%
State of Connecticut Series 2018B 5.00%, 4/15/26–4/15/28	13,755	15,415,028
Series 2018D 5.00%, 4/15/27	2,280	2,566,277

		17,981,305

Florida–0.3%
County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/21	1,055	1,093,233
Miami-Dade County Expressway Authority Series 2013A 5.00%, 7/01/21	1,280	1,376,410
New River Community Development District Series 2006B 5.00%, 5/01/13(a)(d)(e)(f)(g)	405	0
Sarasota County Health Facilities Authority (Village On the Isle) Series 2017B 2.70%, 1/01/22	1,100	1,087,152

		3,556,795

Illinois–4.4%
Chicago Board of Education Series 2017F 5.00%, 12/01/24	6,000	6,271,200
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	2,185	2,283,871
Metropolitan Pier & Exposition Authority (Metropolitan Pier & Exposition Authority Lease) Series 2017B 5.00%, 12/15/26	3,250	3,520,075
State of Illinois Series 2006A 5.00%, 6/01/21	1,000	1,039,340

26	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Principal Amount (000)		U.S. $ Value

Series 2012 5.00%, 8/01/21	$4,950	$5,153,643
Series 2013 5.00%, 7/01/20–7/01/22	3,870	4,008,301
Series 2014 5.00%, 2/01/21	3,365	3,483,751
Series 2016 5.00%, 1/01/21–11/01/24	4,935	5,154,165
Series 2017D 5.00%, 11/01/23–11/01/24	13,465	14,180,709
Series 2018A 5.00%, 10/01/23	8,050	8,463,448
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.00%, 1/01/26(a)	4,450	4,307,555

		57,866,058

Massachusetts–0.1%
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 7/01/27	1,055	1,188,964

New Jersey–3.5%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/27–6/15/29	8,070	8,928,217
Series 2018A 5.00%, 6/15/28	2,710	3,007,341
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2012A 5.00%, 6/15/21	2,870	3,040,048
Series 2013A 5.00%, 12/15/19–6/15/20	23,060	23,951,476
Tobacco Settlement Financing Corp./NJ Series 2018A 5.00%, 6/01/21–6/01/28	6,000	6,669,250

		45,596,332

Ohio–0.2%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29(a)	920	892,400

Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33(a)	$100	$97,000
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33(a)	1,125	1,091,250

		2,080,650

Pennsylvania–0.4%
Allentown Neighborhood Improvement Zone Development Authority Series 2018 5.00%, 5/01/28–5/01/33(b)	2,250	2,442,697
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/22–7/01/24	2,815	3,045,735

		5,488,432

Puerto Rico–0.3%
Puerto Rico Highway & Transportation Authority NATL Series 2005L 5.25%, 7/01/35	3,650	3,882,213

South Carolina–0.4%
Patriots Energy Group Financing Agency Series 2018A 4.00%, 10/01/48	5,000	5,274,750

Texas–1.4%
City of Houston TX Airport System Revenue Series 2011A 5.00%, 7/01/19	10,290	10,512,882
Mission Economic Development Corp. (Natgasoline LLC) Series 2016A 5.75%, 10/01/31(b)	1,140	1,175,146
Series 2016B 5.75%, 10/01/31(b)	1,935	1,994,656
North Texas Tollway Authority (North Texas Tollway System) Series 2015A 5.00%, 1/01/23	1,915	2,109,947

Schedule of Investments—California Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value

Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/26	$1,800	$2,069,298

		17,861,929

Wisconsin–0.5%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24(b)	5,335	5,841,078

Total Long-Term Municipal Bonds (cost $1,216,580,580)		1,227,661,952

Short-Term Municipal Notes–0.6%
California–0.6%
California Pollution Control Financing Authority (Pacific Gas & Electric Co.) Series 1996F 1.55%, 11/01/26(h)	2,000	2,000,000

California Public Finance Authority (Sharp Healthcare Obligated Group) Series 2018C 1.27%, 8/01/52(h)	$1,750	$1,750,000
County of Riverside CA Series 2018 4.00%, 6/28/19	4,160	4,227,974

Total Short-Term Municipal Notes (cost $7,984,402)		7,977,974

Total Municipal Obligations (cost $1,224,564,982)		1,235,639,926

GOVERNMENTS-TREASURIES – 3.7%
United States–3.7%
U.S. Treasury Notes 2.50%, 5/31/20(i) (cost $48,581,000)	48,716	48,487,644

Total Investments—98.7% (cost $1,273,145,982)		1,284,127,570

Other assets less liabilities—1.3%		16,773,116

Net Assets—100.0%		$1,300,900,686

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.57%	USD	121	$(14,206)	$(12,421)	$(1,785)
Credit Suisse International
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,242	(145,810)	(125,515)	(20,295)
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	66	(7,748)	(6,837)	(911)
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	825	(96,993)	(85,572)	(11,421)
Goldman Sachs International
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,076	(126,322)	(105,545)	(20,777)

						$(391,079)	$(335,890)	$(55,189)

* Termination date

28	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD	23,372	8/30/20	2.210%	CPI	#	Maturity	$29,001
Barclays Bank PLC	USD	22,804	8/31/20	2.235%	CPI	#	Maturity	16,058
Barclays Bank PLC	USD	22,804	9/04/20	2.248%	CPI	#	Maturity	17,135
Barclays Bank PLC	USD	25,891	9/20/20	2.263%	CPI	#	Maturity	25,345

								$87,539

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate market value of these securities amounted to $21,566,504 or 1.7% of net assets.
(c)	When-Issued or delayed delivery security.
(d)	Non-income producing security.
(e)	Defaulted matured security.
(f)	Fair valued by the Adviser.
(g)	Illiquid security.
(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(i)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of September 30, 2018, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.8% and 0.0%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CDX-CMBX.NA—North American Commercial Mortgage-Backed

COP—Certificate of Participation

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

SRF—State Revolving Fund

See notes to financial statements.

Schedule of Investments—California Municipal Portfolio	29

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

September 30, 2018

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–96.9%
Long-Term Municipal Bonds–96.3%
New York–80.3%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/21–12/15/22	$6,135	$6,406,997
Battery Park City Authority Series 2013A 5.00%, 11/01/22	4,325	4,816,536
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System Obligated Group) Series 2015 5.00%, 7/01/22–7/01/23	2,000	2,194,500
Build NYC Resource Corp. (Metropolitan College of New York)
Series 2014 5.00%, 11/01/23–11/01/25	3,335	3,541,934
5.25%, 11/01/29	1,900	2,009,136
City of New York NY
Series 1993E-3 5.00%, 8/01/23	6,855	7,374,815
Series 2011A 5.00%, 8/01/26	14,275	15,337,060
Series 2011D-1 5.00%, 10/01/24	2,860	3,084,996
Series 2012I 5.00%, 8/01/22	2,320	2,554,622
Series 2013B 5.00%, 8/01/20	10,000	10,540,000
Series 2013E 5.00%, 8/01/20	1,730	1,823,420
Series 2013I 5.00%, 8/01/20	18,775	19,788,850
Series 2017-1 5.00%, 8/01/29–8/01/31	3,870	4,492,457
Series 20171 5.00%, 8/01/25	1,130	1,303,274
Series 2017C 5.00%, 8/01/23–8/01/26	22,870	26,484,909
Series 2018A 5.00%, 8/01/26	7,690	8,966,002
Series 2018E 5.00%, 8/01/24	6,335	7,211,194
County of Monroe NY
Series 2015 5.00%, 6/01/21–6/01/22	10,660	11,466,568
BAM Series 2015 5.00%, 6/01/21–6/01/22	5,860	6,326,797

County of Nassau NY Series 2011A 5.00%, 4/01/21–4/01/22	$5,915	$6,309,903
Series 2013A 5.00%, 4/01/19–4/01/20	5,610	5,764,832
Series 2014A 5.00%, 4/01/25	10,190	11,429,715
Series 2017C 5.00%, 10/01/26–10/01/27	22,095	25,674,183
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016B 5.00%, 7/01/32	4,890	5,475,235
Erie County Fiscal Stability Authority Series 2011C 5.00%, 12/01/23 (Pre-refunded/ETM)	5,925	6,470,989
Erie County Industrial Development Agency (The) (Buffalo City School District) Series 2011B 5.00%, 5/01/22	5,800	6,236,914
Hudson Yards Infrastructure Corp. Series 2017A 5.00%, 2/15/31–2/15/32	22,650	26,053,003
Jefferson County Industrial Development Agency (ReEnergy Black River LLC)
Series 2014 4.75%, 1/01/20(a)(b)	890	883,147
5.25%, 1/01/24(a)(b)	1,250	1,201,150
Metropolitan Transportation Authority
Series 2010D 5.25%, 11/15/24 (Pre-refunded/ETM)	10,755	11,492,793
Series 2010G 5.00%, 11/15/21 (Pre-refunded/ETM)	9,305	9,875,303
5.25%, 11/15/22 (Pre-refunded/ETM)	5,000	5,332,250
5.25%, 11/15/23 (Pre-refunded/ETM)	20,075	21,408,984
5.25%, 11/15/26 (Pre-refunded/ETM)	8,805	9,390,092
Series 2011 5.00%, 11/15/24 (Pre-refunded/ETM)(a)	925	1,009,083
Series 2011C 5.00%, 11/15/24	1,965	2,120,078
Series 2011D 5.00%, 11/15/22 (Pre-refunded/ETM)	5,000	5,454,500
5.00%, 11/15/23 (Pre-refunded/ETM)	4,275	4,663,597
5.00%, 11/15/25 (Pre-refunded/ETM)	2,500	2,727,250

30	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Principal Amount (000)		U.S. $ Value

Series 2012F 5.00%, 11/15/22	$3,470	$3,837,577
Series 2016C 5.00%, 11/15/34	4,480	4,653,734
Series 2016D 5.00%, 11/15/27	1,210	1,394,501
Series 2017B 5.00%, 11/15/26–11/15/27	7,460	8,676,832
Series 2017C 5.00%, 11/15/25–11/15/31	77,645	89,005,737
Series 2018B 5.00%, 5/15/20	39,770	41,612,147
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax)
Series 2012A 5.00%, 11/15/24	14,130	15,632,584
Series 2017A 5.00%, 11/15/31	2,025	2,343,856
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 7/01/24	4,550	5,075,252
New York City Housing Development Corp. Series 2013A 5.00%, 7/01/25	2,000	2,222,440
New York City Municipal Water Finance Authority Series 2010FF 5.00%, 6/15/25	24,730	25,969,468
Series 2011HH 5.00%, 6/15/26	9,055	9,714,023
Series 2014D 5.00%, 6/15/22–6/15/29	14,350	15,894,094
Series 2015F 5.00%, 6/15/27–6/15/28	7,830	9,000,520
Series 2015G 5.00%, 6/15/28	11,465	13,132,011
Series 2018AA 5.00%, 6/15/24	8,280	9,506,351
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease)
Series 2011S-1A 5.00%, 7/15/25	4,420	4,752,517
Series 2012S 5.00%, 7/15/25	7,390	8,134,690
Series 2018S 5.00%, 7/15/31–7/15/32	4,905	5,691,768

New York City Transitional Finance Authority Future Tax Secured Revenue
Series 2011A 5.00%, 11/01/20	$1,160	$1,229,820
Series 2011A-1 5.00%, 11/01/23	15,315	16,628,108
Series 2011B 5.00%, 2/01/20–2/01/24	15,135	16,029,296
Series 2011C 5.00%, 11/01/20	9,480	10,050,601
Series 2012B 5.00%, 11/01/23–11/01/24	10,805	11,955,099
Series 2012D 5.00%, 11/01/20–11/01/23	29,575	32,118,190
Series 2012E 5.00%, 2/01/21–2/01/26	11,600	12,500,346
Series 2014A 5.00%, 8/01/27–8/01/29	6,655	7,464,895
Series 2014C 5.00%, 11/01/26	6,345	7,162,807
Series 2014D-1 5.00%, 2/01/28–2/01/29	9,535	10,626,450
Series 2015C 5.00%, 11/01/18–11/01/26	24,005	27,165,123
Series 2016B 5.00%, 8/01/31	2,150	2,457,686
Series 2017 5.00%, 11/01/26	4,175	4,897,609
Series 2017A 5.00%, 8/01/21	1,740	1,879,409
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) Series 2016A 5.00%, 12/01/26	7,175	8,428,257
New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 7/01/21	4,745	5,055,086
New York State Dormitory Authority Series 2009D 5.00%, 6/15/20 (Pre-refunded/ETM)	2,230	2,279,461
Series 2011A 5.00%, 7/01/24 (Pre-refunded/ETM)	3,125	3,375,156
Series 2012D 5.00%, 2/15/22 (Pre-refunded/ETM)(a)	1,290	1,406,216
5.00%, 2/15/23 (Pre-refunded/ETM)(a)	865	942,928
5.00%, 2/15/24 (Pre-refunded/ETM)(a)	815	888,423

Schedule of Investments—New York Municipal Portfolio	31

Principal Amount (000)		U.S. $ Value

5.00%, 2/15/25 (Pre-refunded/ETM)(a)	$880	$959,279
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai)
Series 2010A 5.00%, 7/01/19	4,390	4,486,053
Series 2015A 5.00%, 7/01/22–7/01/26	6,415	7,157,169
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/22	6,050	6,188,303
New York State Dormitory Authority (New York State Sales Tax)
Series 2015-2 5.00%, 3/15/22	29,830	32,696,365
Series 2015A 5.00%, 3/15/19–3/15/23	34,200	35,565,095
Series 2017A 5.00%, 3/15/23	1,635	1,827,423
New York State Dormitory Authority (New York University) Series 2015A 5.00%, 7/01/23	2,040	2,296,081
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/23–12/01/26(c)	4,600	5,121,432
New York State Dormitory Authority (St. John’s University) Series 2015A 5.00%, 7/01/24	1,130	1,278,380
New York State Dormitory Authority (State of New York Pers Income Tax)
Series 2012A 5.00%, 12/15/21	5,905	6,432,553
Series 2012B 5.00%, 3/15/22	3,905	4,276,131
Series 2012D 5.00%, 2/15/22–2/15/25	18,285	19,912,895
Series 2014A 5.00%, 2/15/28–2/15/29	13,825	15,442,190
Series 2014C 5.00%, 3/15/28–3/15/29	14,485	16,248,600
Series 2015B 5.00%, 2/15/23	1,160	1,293,040
Series 2015E 5.00%, 3/15/21–3/15/23	5,380	5,960,269
Series 2016D 5.00%, 2/15/21	5,970	6,377,990
AMBAC Series 2005B 5.50%, 3/15/23	5,000	5,687,050

New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2015A 5.00%, 7/01/19	$2,720	$2,783,213
New York State Dormitory Authority (Wyckoff Heights Medical Center State Lease) Series 2015 5.00%, 2/15/21	3,345	3,562,392
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority)
Series 2009A 5.25%, 6/15/24	7,300	7,471,258
Series 2014 3.75%, 12/01/44(c)	1,075	1,075,322
New York State Environmental Facilities Corp. (State of New York SRF) Series 2015D 5.00%, 3/15/22–9/15/22	9,320	10,335,177
New York State Thruway Authority (New York State Thruway Authority Ded Tax)
Series 2012A 5.00%, 4/01/21–4/01/25	26,175	28,447,236
AMBAC Series 2005B 5.50%, 4/01/20	9,215	9,703,764
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road)
Series 2012I 5.00%, 1/01/25	5,155	5,576,163
Series 2013A 5.00%, 5/01/19	23,560	23,968,295
Series 2014 5.00%, 1/01/26–1/01/28	4,345	4,908,895
Series 2014J 5.00%, 1/01/26–1/01/27	33,900	37,922,412
Series 2018L 5.00%, 1/01/20	3,780	3,919,369
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/25	5,425	5,742,634
New York State Urban Development Corp. (State of New York Pers Income Tax)
Series 2010A 5.00%, 3/15/19	10,000	10,141,700
Series 2013C 5.00%, 3/15/20	9,945	10,375,817

32	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Principal Amount (000)		U.S. $ Value

Series 2016A 5.00%, 3/15/21–3/15/28	$28,805	$32,208,251
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/19–8/01/31	32,020	33,256,959
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 1/01/30	24,325	27,124,078
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 1/01/21	3,690	3,882,766
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018B 3.50%, 11/01/24(c)	3,400	3,398,096
Niagara Falls City School District Series 2016 5.00%, 6/15/22–6/15/25	11,580	12,857,364
Niagara Frontier Transportation Authority AGM Series 2004A-1 4.269%, 4/01/24(d)	25	25,000
Port Authority of New York & New Jersey
Series 2011 5.00%, 9/15/24	2,000	2,117,240
Series 2011O 5.00%, 10/15/21	5,215	5,633,556
Series 2013-178 5.00%, 12/01/23	10,480	11,746,927
Series 2014 5.00%, 9/01/23–9/01/27	12,470	13,933,109
Series 2014-1 5.00%, 10/15/23	3,455	3,864,798
Series 2014-186 5.00%, 10/15/21–10/15/22	12,575	13,682,169
Series 2015E 5.00%, 10/15/22–10/15/26	16,390	18,441,703
Series 2017 3.00%, 10/15/18	1,000	1,000,410
5.00%, 10/15/28	6,925	7,944,291
Series 20182 5.00%, 9/15/27	9,310	10,817,848
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/19–10/15/26	20,810	22,953,780
Town of Oyster Bay NY Series 2018 5.00%, 2/15/22–2/15/23	11,660	12,524,998

Triborough Bridge & Tunnel Authority Series 2011A 5.00%, 1/01/27 (Pre-refunded/ETM)	$7,000	$7,666,120
Series 2012B 5.00%, 11/15/21–11/15/23	25,760	28,424,504
Series 2013A 5.00%, 11/15/28	5,000	5,560,450
Series 2013B 5.00%, 11/15/20–11/15/22	10,970	12,035,954
Series 2016A 5.00%, 11/15/24	8,120	9,334,590
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/21	1,000	1,050,830
TSASC, Inc./NY Series 2017A 5.00%, 6/01/20–6/01/23	3,000	3,231,740
Utility Debt Securitization Authority Series 2013T 5.00%, 6/15/26–12/15/29	34,825	39,001,803

		1,464,347,415

Alabama–0.9%
Black Belt Energy Gas District (Goldman Sachs Group, Inc.(The)) Series 2018A 4.00%, 12/01/48	5,935	6,240,000
Southeast Alabama Gas District (The) Series 2018A 4.00%, 4/01/49	10,000	10,498,100

		16,738,100

Arizona–0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)(c)	2,400	2,408,232

California–0.3%
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 6/01/36	3,690	3,691,255
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.00%, 5/01/21	1,280	1,303,603

		4,994,858

Schedule of Investments—New York Municipal Portfolio	33

Principal Amount (000)		U.S. $ Value

Colorado–0.1%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/32	$2,425	$2,580,152

Connecticut–1.4%
State of Connecticut
Series 2018B 5.00%, 4/15/25	14,565	16,208,952
Series 2018C 5.00%, 6/15/27	4,690	5,284,880
Series 2018F 5.00%, 9/15/27	4,025	4,544,949

		26,038,781

District of Columbia–0.3%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/19–10/01/21	5,795	5,993,576

Florida–0.2%
County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/20	1,680	1,741,555
Durbin Crossing Community Development District Series 2006-1 5.25%, 11/01/20(a)(e(f)(g)	2,060	169,950
Overoaks Community Development District
Series 2010A-1 6.125%, 5/01/35(a)	65	65,078
Series 2010A-2 6.125%, 5/01/35(a)	170	170,202
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23(a)	110	110,450
Volusia County School Board COP Series 2014B 5.00%, 8/01/26	1,000	1,126,730

		3,383,965

Guam–0.6%
Guam Department of Education COP Series 2010A 6.00%, 12/01/20	1,030	1,044,348
Guam Government Waterworks Authority Series 2017 5.00%, 7/01/28–7/01/31	4,250	4,748,415
Guam Power Authority Series 2017A 5.00%, 10/01/25–10/01/27	3,945	4,430,234

		10,222,997

Illinois–3.6%
Chicago Board of Education Series 2017C 5.00%, 12/01/23	$8,160	$8,525,242
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	5,090	5,320,322
Metropolitan Pier & Exposition Authority (Metropolitan Pier & Exposition Authority Lease)
Series 2017B 5.00%, 12/15/28	2,000	2,204,400
State of Illinois
Series 2012 5.00%, 3/01/21–8/01/25	13,135	13,662,663
Series 2013 5.50%, 7/01/25	7,435	8,012,328
Series 2014 5.00%, 5/01/24	2,540	2,677,516
Series 2016 5.00%, 2/01/24	4,200	4,422,264
Series 2017A 5.00%, 12/01/24	2,060	2,174,907
Series 2017D 5.00%, 11/01/23–11/01/24	13,005	13,702,326
Series 2018A 5.00%, 10/01/24	2,910	3,070,166
Series 2018B 5.00%, 5/01/24	1,405	1,481,067
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(a)(e)(f)(g)	1,307	261,400

		65,514,601

Indiana–0.6%
Indiana Bond Bank Series 2007A 5.25%, 10/15/18–10/15/21	10,780	11,268,445

Louisiana–0.0%
Juban Parc Community Development District Series 2006 5.15%, 10/01/14(a)(e)(f)(g)	1,155	323,400

Michigan–0.2%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 7/01/22	3,055	3,325,306

Nevada–0.4%
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) AGM Series 2009C 5.00%, 7/01/23	7,400	7,564,724

34	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

Principal Amount (000)		U.S. $ Value

New Jersey–3.6%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease)
Series 2011G 5.00%, 9/01/21	$3,295	$3,467,724
Series 2013 5.00%, 3/01/21–3/01/28	3,945	4,164,584
Series 2015X 5.00%, 6/15/19–6/15/21	23,895	25,144,270
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant)
Series 2016 5.00%, 6/15/24–6/15/27	10,000	11,079,500
Series 2018A 5.00%, 6/15/28	11,630	12,906,043
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease)
Series 2011A 5.00%, 6/15/21	2,195	2,325,054
Series 2012A 5.00%, 6/15/22	1,000	1,073,180
AMBAC Series 2005B 5.25%, 12/15/23	4,700	5,210,467

		65,370,822

Ohio–0.2%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29(a)	1,305	1,265,850
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33(a)	1,650	1,600,500

		2,866,350

Pennsylvania–1.0%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/23–7/01/24	3,775	4,098,129

Philadelphia Parking Authority (The) (Philadelphia Airport Parking)
Series 2009 5.00%, 9/01/21	$11,405	$11,956,203
5.25%, 9/01/23	2,435	2,561,669

		18,616,001

Puerto Rico–0.0%
Puerto Rico Highway & Transportation Authority NATL Series 2007N 5.25%, 7/01/32	275	295,364

South Carolina–0.4%
Patriots Energy Group Financing Agency Series 2018A 4.00%, 10/01/48	6,440	6,793,878

Tennessee–1.0%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	17,375	18,704,361

Texas–0.4%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 7/15/28	1,750	1,948,957
Mission Economic Development Corp. (Natgasoline LLC) Series 2016B 5.75%, 10/01/31(c)	4,300	4,432,569

		6,381,526

Washington–0.7%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	11,085	11,762,626

Total Long-Term Municipal Bonds (cost $1,746,542,060)		1,755,495,480

Short-Term Municipal Notes – 0.6%
New York–0.6%
Metropolitan Transportation Authority Series 2015E 1.63%, 11/15/50(h) (cost $10,825,000)	10,825	10,825,000

Total Municipal Obligations (cost $1,757,367,060)		1,766,320,480

Schedule of Investments—New York Municipal Portfolio	35

Principal Amount (000)		U.S. $ Value

GOVERNMENTS-TREASURIES–1.6%
United States–1.6%
U.S. Treasury Notes 2.50%, 5/31/20(i) (cost $28,817,165)	$28,872	$28,736,662

Total Investments—98.5% (cost $1,786,184,225)		1,795,057,142

Other assets less liabilities—1.5%		27,873,630

Net Assets—100.0%		$1,822,930,772

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.57%	USD	169	$(19,841)	$(17,348)	$(2,493)
Credit Suisse International
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,734	(203,571)	(175,236)	(28,335)
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,151	(135,319)	(119,385)	(15,934)
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	93	(10,918)	(9,634)	(1,284)
Goldman Sachs International
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,503	(176,452)	(147,430)	(29,022)

						$(546,101)	$(469,033)	$(77,068)

* Termination date

36	Sanford C. Bernstein Fund, Inc.—2018 Annual Report

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	50,206	8/31/20	2.235%	CPI	#	Maturity	$35,354
Barclays Bank PLC	USD	50,207	9/04/20	2.248%	CPI	#	Maturity	37,725
Barclays Bank PLC	USD	1,832	9/20/20	2.623%	CPI	#	Maturity	1,793
JPMorgan Chase Bank, NA	USD	51,457	8/30/20	2.210%	CPI	#	Maturity	63,850

								$138,722

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.12% of net assets as of September 30, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20	11/13/14	$890,000	$883,147	0.05%
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 5.25%, 1/01/24	11/13/14	1,250,000	1,201,150	0.07%

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate market value of these securities amounted to $16,435,651 or 0.9% of net assets.
(d)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2018 and the aggregate market value of this security amounted to $25,000 or 0.00% of net assets.
(e)	Non-income producing security.
(f)	Defaulted matured security.
(g)	Illiquid security.
(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(i)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of September 30, 2018, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.3% and 0.0%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

COP—Certificate of Participation

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

SRF—State Revolving Fund

See notes to financial statements.

Schedule of Investments—New York Municipal Portfolio	37

SCB-MU-1945-0918

SEP    09.30.18

ANNUAL REPORT

AB BLENDED STYLE FUNDS

+	AB INTERNATIONAL PORTFOLIO
+	AB TAX-MANAGED INTERNATIONAL PORTFOLIO
+	AB EMERGING MARKETS PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the International and Tax-Managed International Portfolios monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We are pleased to provide this report for AB Blended Style Funds: International, Tax-Managed International and Emerging Markets Portfolios (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

Senior Vice President of the Adviser

abfunds.com	AB BLENDED STYLE FUNDS | 1

ANNUAL REPORT

November 12, 2018

This report provides management’s discussion of fund performance for AB Blended Style Funds: International, Tax-Managed International and Emerging Markets Portfolios for the annual reporting period ended September 30, 2018.

Class Z shares of the Portfolios are currently offered exclusively to registered investment companies (or their series) managed by the Adviser.

The investment objective of the International and Tax-Managed International Portfolios is to provide long-term capital growth. The investment objective of the Emerging Markets Portfolio is to provide long-term capital growth through investments in equity securities of companies in emerging-market countries.

NAV RETURNS AS OF SEPTEMBER 30, 2018 (unaudited)

	6 Months	12 Months
AB INTERNATIONAL PORTFOLIO
Class A Shares	-4.06%	-0.80%
Class B Shares[1]	-4.39%	-1.49%
Class C Shares	-4.41%	-1.51%
Class Z Shares[2]	-3.95%	-0.53%
MSCI EAFE Index (net)	0.10%	2.74%

	6 Months	12 Months
AB TAX-MANAGED INTERNATIONAL PORTFOLIO
Class A Shares	-4.05%	-0.74%
Class B Shares[1]	-4.37%	-1.47%
Class C Shares	-4.34%	-1.45%
Class Z Shares[2]	-3.89%	-0.49%
MSCI EAFE Index (net)	0.10%	2.74%

1	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note 1 for additional information.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

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NAV RETURNS AS OF SEPTEMBER 30, 2018 (unaudited)

	6 Months	12 Months
AB EMERGING MARKETS PORTFOLIO[1]
Class Z Shares[2]	-15.49%	-8.37%
MSCI EM Index (net)	-8.97%	-0.81%

1

Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of all share classes of the Portfolio for the six- and 12-month periods ended September 30, 2018, by 0.03% and 0.03%, respectively.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

INVESTMENT RESULTS

The preceding tables show the Portfolios’ performance compared to their benchmarks, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net) for International and Tax-Managed International Portfolios and the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index (net) for Emerging Markets Portfolio, for the six- and 12-month periods ended September 30, 2018.

All share classes of the International and Tax-Managed International Portfolios underperformed the benchmark for both periods, before sales charges. Relative underperformance was largely driven by stock selection in both periods. Country and sector selection detracted during both periods as well. For the 12-month period, stocks in defensive sectors (consumer staples and health care), as well as stock selection in the consumer discretionary sector, more than offset contributions from the financials and materials sectors. An overweight position in the strongly performing technology sector contributed, while an overweight position in China detracted, as Chinese holdings were affected by the ongoing trade wars between the US and China. For the six-month period, stock selection in the technology sector was the leading detractor. Other factors that negatively affected performance were stock selection within consumer staples and consumer discretionary, an underweight to the strongly performing health care sector and Japanese holdings. Stock selection in the financials and materials sectors, an underweight to the weaker-performing real estate sector and German holdings contributed to performance.

The Emerging Markets Portfolio underperformed the benchmark for both periods, before sales charges. Relative underperformance was largely driven by stock selection in both periods. Country selection was a negative

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factor during both periods as well. For the 12-month period, stock selection in the technology sector was the leading detractor from performance. Other detractors included stock selection in the financials and health care sectors, and holdings in Argentina. An overweight position in Russia, stock selection in Turkey, as well as underweights to the communications services and real estate sectors contributed. For the six-month period, stock selection in the technology sector was the leading detractor from performance. Stock selection in financials and consumer discretionary, an underweight position in the strongly performing energy sector and Indian holdings also detracted. An overweight position in Russia, an underweight to the weaker-performing real estate sector and Turkish holdings contributed to performance.

The International and Tax-Managed International Portfolios utilized derivatives in the form of futures for investment purposes, which had no material impact on absolute returns for both periods, while currency forwards for hedging purposes detracted for both periods.

The Emerging Markets Portfolio utilized derivatives in the form of futures for investment purposes, which detracted from absolute returns for both periods, while currency forwards for hedging and investment purposes added to returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

US and non-US equities rallied during the 12-month period ended September 30, 2018. Stocks in emerging markets declined. Growth stocks greatly outperformed value stocks, in terms of style, and large-cap stocks generally outperformed their small-cap peers. US equity indices reached record highs, as stocks benefited from corporate tax reform and strong economic data. However, uncertainty regarding interest-rate increases and trade wars dampened investor sentiment. In Europe, political dissonance and soft economic growth weighed on stock market performance. Concerns about US dollar strength and high levels of US dollar-denominated liabilities negatively affected emerging-market equities.

The six-month period saw a strong divergence across equity markets. Markets in the US gained significantly, non-US developed markets were flat and emerging markets declined significantly. The strength of the US dollar weighed on non-US equities as their currencies fell and reduced total market returns materially. The strength of the US dollar also weighed on emerging-market stocks as it caused worries about the health of some of the more fragile countries with higher levels of debt. Concerns about global growth and the impact of ongoing trade tensions with China continued to pressure Chinese stocks as investors rotated out of the region.

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INVESTMENT POLICIES

INTERNATIONAL AND TAX-MANAGED INTERNATIONAL PORTFOLIOS

The Portfolios invest primarily in equity securities of issuers in countries that make up the MSCI EAFE Index, and Canada. The Adviser diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser invests in companies in at least three countries (and normally substantially more) other than the United States. The Portfolios also invest in less developed or emerging equity markets. The Adviser invests the Portfolios’ assets using multiple disciplines as well as capitalization ranges, although the Adviser expects to invest primarily in large- and mid-sized capitalization companies. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios. The Portfolios may own stocks selected using the Adviser’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolios are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The International Portfolio is managed without regard to tax considerations; the Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

The Portfolios invest primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios also purchase foreign currency for immediate settlement in order to purchase foreign securities. In

(continued on next page)

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addition, the Portfolios may invest a portion of their uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolios to the equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios from a decline in value, sometimes within certain ranges.

EMERGING MARKETS PORTFOLIO

The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. Issuers of these securities may be large-, mid- or small-capitalization companies.

The Adviser invests the Portfolio’s assets using multiple disciplines. The Portfolio may own stocks selected using the Adviser’s bottom-up research in value, growth, core and other investment style disciplines. The Adviser may allocate assets to companies in different targeted ranges of market capitalization. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The Adviser relies on both fundamental and quantitative research to manage risk and return for the Portfolio.

The Portfolio may invest in companies of any size. The Portfolio invests primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs.

Under most conditions, the Portfolio intends to have its assets invested among multiple emerging-market countries, although the Portfolio may also invest in more developed-market countries. In allocating the Portfolio’s assets among emerging-market countries, the Adviser considers such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser also considers the transaction costs and volatility of each individual market.

The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange

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(continued on next page)

contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio generally invests in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio also purchases foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE Index.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index and the MSCI EM Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. The MSCI EM Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Portfolios.

A Word About Risk

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency

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DISCLOSURES AND RISKS (continued)

positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom has voted

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DISCLOSURES AND RISKS (continued)

to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- or mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security,

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DISCLOSURES AND RISKS (continued)

and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and foreign governments have been adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Sector Risk: The Portfolios may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolios’ investments.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Portfolios have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred

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DISCLOSURES AND RISKS (continued)

sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

INTERNATIONAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2008 TO 9/30/2018

This chart illustrates the total value of an assumed $10,000 investment in AB International Portfolio Class A shares (from 9/30/2008 to 9/30/2018) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

INTERNATIONAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-0.80%	-5.00%
5 Years	3.87%	2.98%
10 Years	2.41%	1.96%
CLASS B SHARES
1 Year	-1.49%	-5.43%
5 Years	3.13%	3.13%
10 Years[1]	1.76%	1.76%
CLASS C SHARES
1 Year	-1.51%	-2.50%
5 Years	3.11%	3.11%
10 Years	1.66%	1.66%
CLASS Z SHARES[2]
1 Year	-0.53%	-0.53%
Since Inception[3]	10.73%	10.73%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.23%, 2.11%, 1.98% and 0.83% for Class A, Class B, Class C and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 1/15/2016.

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HISTORICAL PERFORMANCE (continued)

INTERNATIONAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-5.00%
5 Years	2.98%
10 Years	1.96%
CLASS B SHARES
1 Year	-5.43%
5 Years	3.13%
10 Years[1]	1.76%
CLASS C SHARES
1 Year	-2.50%
5 Years	3.11%
10 Years	1.66%
CLASS Z SHARES[2]
1 Year	-0.53%
Since Inception[3]	10.73%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 1/15/2016.

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HISTORICAL PERFORMANCE

TAX-MANAGED INTERNATIONAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2008 TO 9/30/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Managed International Portfolio Class A shares (from 9/30/2008 to 9/30/2018) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-0.74%	-4.94%
5 Years	3.86%	2.96%
10 Years	2.41%	1.97%
CLASS B SHARES
1 Year	-1.47%	-5.40%
5 Years	3.12%	3.12%
10 Years[1]	1.79%	1.79%
CLASS C SHARES
1 Year	-1.45%	-2.44%
5 Years	3.10%	3.10%
10 Years	1.67%	1.67%
CLASS Z SHARES[2]
1 Year	-0.49%	-0.49%
Since Inception[3]	10.63%	10.63%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.13%, 2.17%, 1.87% and 0.77% for Class A, Class B, Class C and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 1/15/2016.

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HISTORICAL PERFORMANCE (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-4.94%
5 Years	2.96%
10 Years	1.97%
CLASS B SHARES
1 Year	-5.40%
5 Years	3.12%
10 Years[1]	1.79%
CLASS C SHARES
1 Year	-2.44%
5 Years	3.10%
10 Years	1.67%
CLASS Z SHARES[2]
1 Year	-0.49%
Since Inception[3]	10.63%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 1/15/2016.

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HISTORICAL PERFORMANCE (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

RETURNS AFTER TAXES ON DISTRIBUTIONS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

Returns
CLASS A SHARES
1 Year	-5.08%
5 Years	2.70%
10 Years	1.85%
CLASS B SHARES
1 Year	-5.32%
5 Years	3.13%
10 Years[1]	1.84%
CLASS C SHARES
1 Year	-2.29%
5 Years	3.06%
10 Years	1.74%
CLASS Z SHARES[2]
1 Year	-0.71%
Since Inception[3]	10.42%
RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

Returns
CLASS A SHARES
1 Year	-2.56%
5 Years	2.39%
10 Years	1.73%
CLASS B SHARES
1 Year	-2.98%
5 Years	2.55%
10 Years[1]	1.59%
CLASS C SHARES
1 Year	-1.29%
5 Years	2.53%
10 Years	1.50%
CLASS Z SHARES[2]
1 Year	0.15%
Since Inception[3]	8.38%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 1/15/2016.

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HISTORICAL PERFORMANCE

EMERGING MARKETS PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

1/15/20161 TO 9/30/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Emerging Markets Portfolio Class Z shares2 (from 1/15/20161 to 9/30/2018) as compared to the performance of the Portfolio’s benchmark.

1	Inception date: 1/15/2016.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

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HISTORICAL PERFORMANCE (continued)

EMERGING MARKETS PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS Z SHARES[1]
1 Year	-8.37%	-8.37%
Since Inception[2]	14.85%	14.85%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS Z SHARES[1]
1 Year	-8.37%
Since Inception[2]	14.85%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratio as 1.05% for Class Z shares. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

1

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	Inception date: 1/15/2016.

22 | AB BLENDED STYLE FUNDS	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB BLENDED STYLE FUNDS | 23

EXPENSE EXAMPLE (continued)

(unaudited)

International Portfolio

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$959.40	$5.16	1.05%
Hypothetical**	$1,000	$1,019.80	$5.32	1.05%
Class B
Actual	$1,000	$956.10	$8.63	1.76%
Hypothetical**	$1,000	$1,016.24	$8.90	1.76%
Class C
Actual	$1,000	$955.90	$8.83	1.80%
Hypothetical**	$1,000	$1,016.04	$9.10	1.80%
Class Z
Actual	$1,000	$960.50	$4.03	0.82%
Hypothetical**	$1,000	$1,020.96	$4.15	0.82%

Tax-Managed International Portfolio

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$959.50	$4.91	1.00%
Hypothetical**	$1,000	$1,020.05	$5.06	1.00%
Class B
Actual	$1,000	$956.30	$8.48	1.73%
Hypothetical**	$1,000	$1,016.39	$8.74	1.73%
Class C
Actual	$1,000	$956.60	$8.58	1.75%
Hypothetical**	$1,000	$1,016.29	$8.85	1.75%
Class Z
Actual	$1,000	$961.10	$3.79	0.77%
Hypothetical**	$1,000	$1,021.21	$3.90	0.77%

Emerging Markets Portfolio

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class Z
Actual	$1,000	$845.10	$4.81	1.04%
Hypothetical**	$1,000	$1,019.85	$5.27	1.04%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

24 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO SUMMARY

INTERNATIONAL PORTFOLIO

September 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,541.6

1

All data are as of September 30, 2018. The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.9% or less in the following countries: Austria, Belgium, Brazil, Finland, Israel, Italy, Peru, Philippines, Portugal, Singapore, South Korea, Spain, Sweden, Taiwan and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

abfunds.com	AB BLENDED STYLE FUNDS | 25

PORTFOLIO SUMMARY

TAX-MANAGED INTERNATIONAL PORTFOLIO

September 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,565.1

1

All data are as of September 30, 2018. The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.9% or less in the following countries: Austria, Belgium, Brazil, Finland, Israel, Italy, Peru, Philippines, Portugal, Singapore, South Korea, Spain, Sweden, Taiwan and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

26 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO SUMMARY

EMERGING MARKETS PORTFOLIO

September 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,352.2

1

All data are as of September 30, 2018. The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. “Other” country weightings represent 0.9% or less in the following countries: Canada, Chile, Egypt, Georgia, Hungary, Kenya, Malaysia, Mexico, Peru, Philippines, Poland, Spain and United Arab Emirates.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

abfunds.com	AB BLENDED STYLE FUNDS | 27

PORTFOLIO OF INVESTMENTS

INTERNATIONAL PORTFOLIO

September 30, 2018

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.2%
Financials – 20.1%
Banks – 10.6%
Bank Hapoalim BM	442,894	$3,243,133
Bank of Ireland Group PLC	810,590	6,198,523
BOC Hong Kong Holdings Ltd.	3,353,000	15,914,390
Credicorp Ltd.	36,320	8,102,266
DBS Group Holdings Ltd.	286,200	5,459,878
DNB ASA	946,520	19,919,032
Erste Group Bank AG(a)	369,070	15,322,588
Hang Seng Bank Ltd.	256,600	6,962,583
HDFC Bank Ltd.	494,768	13,691,949
ICICI Bank Ltd.	1,266,450	5,353,573
Mitsubishi UFJ Financial Group, Inc.	2,781,100	17,278,108
Oversea-Chinese Banking Corp., Ltd.	260,300	2,178,110
Royal Bank of Canada	93,960	7,531,931
Seven Bank Ltd.	1,742,000	5,501,840
Sumitomo Mitsui Financial Group, Inc.	87,000	3,501,216
Svenska Handelsbanken AB – Class A SHS	521,990	6,583,148
Swedbank AB – Class A	349,180	8,635,974
Toronto-Dominion Bank (The)	113,960	6,925,034
Westpac Banking Corp.	149,960	3,015,795
Yes Bank Ltd.	730,978	1,858,023

		163,177,094

Capital Markets – 3.6%
Azimut Holding SpA	228,514	3,435,112
Credit Suisse Group AG(a)	1,107,493	16,618,438
Euronext NV(b)	68,250	4,484,387
IG Group Holdings PLC	377,643	3,113,219
London Stock Exchange Group PLC	68,300	4,081,384
Partners Group Holding AG	26,545	21,042,707
Singapore Exchange Ltd.	630,100	3,395,971

		56,171,218

Consumer Finance – 0.9%
Bharat Financial Inclusion Ltd.(a)	408,160	5,852,542
Hitachi Capital Corp.	282,600	7,865,890

		13,718,432

Diversified Financial Services – 0.3%
ORIX Corp.	251,800	4,077,050

Insurance – 4.3%
Admiral Group PLC	95,090	2,577,626
AIA Group Ltd.	1,506,400	13,432,440
Allianz SE	76,470	17,019,683
Direct Line Insurance Group PLC	667,488	2,817,331
NN Group NV	128,712	5,744,734

28 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

PICC Property & Casualty Co., Ltd. – Class H	5,703,000	$6,711,928
Prudential PLC	472,589	10,835,546
Sampo Oyj – Class A	65,870	3,408,706
Swiss Re AG	41,330	3,807,995

		66,355,989

Thrifts & Mortgage Finance – 0.4%
Housing Development Finance Corp., Ltd.	270,150	6,522,466

		310,022,249

Consumer Discretionary – 14.2%
Auto Components – 3.4%
Aptiv PLC	106,170	8,907,663
Delphi Technologies PLC	126,213	3,958,040
Hankook Tire Co., Ltd.	161,070	7,271,405
Magna International, Inc. – Class A	172,330	9,052,495
NGK Spark Plug Co., Ltd.	439,100	12,799,583
Valeo SA	256,516	11,107,368

		53,096,554

Automobiles – 2.2%
Honda Motor Co., Ltd.	351,300	10,579,839
Peugeot SA	470,500	12,692,083
Subaru Corp.	339,800	10,416,328

		33,688,250

Distributors – 0.3%
PALTAC Corp.	71,500	3,908,547

Hotels, Restaurants & Leisure – 1.2%
Aristocrat Leisure Ltd.	359,580	7,384,675
Compass Group PLC	353,850	7,867,260
Merlin Entertainments PLC(b)	674,877	3,519,592

		18,771,527

Household Durables – 2.7%
Auto Trader Group PLC(b)	985,676	5,733,921
Nikon Corp.	819,400	15,397,597
Panasonic Corp.	1,557,100	18,048,697
Persimmon PLC	68,097	2,096,524

		41,276,739

Internet & Direct Marketing Retail – 0.8%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	26,284	4,330,552
Ctrip.com International Ltd. (ADR)(a)	85,119	3,163,873
Moneysupermarket.com Group PLC	1,220,478	4,441,009

		11,935,434

abfunds.com	AB BLENDED STYLE FUNDS | 29

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Leisure Products – 0.9%
Amer Sports Oyj(a)	271,304	$11,086,497
Bandai Namco Holdings, Inc.	82,300	3,197,424

		14,283,921

Multiline Retail – 0.3%
B&M European Value Retail SA	881,520	4,442,686

Textiles, Apparel & Luxury Goods – 2.4%
HUGO BOSS AG	117,040	9,004,485
LVMH Moet Hennessy Louis Vuitton SE	15,222	5,379,012
Moncler SpA	134,390	5,782,455
Pandora A/S	132,320	8,263,176
Samsonite International SA(a)(b)	825,100	3,051,939
Shenzhou International Group Holdings Ltd.	416,000	5,337,745

		36,818,812

		218,222,470

Industrials – 11.6%
Aerospace & Defense – 2.8%
Airbus SE	129,697	16,282,506
BAE Systems PLC	1,763,890	14,463,836
Leonardo SpA	264,420	3,178,120
MTU Aero Engines AG	39,610	8,923,292

		42,847,754

Airlines – 1.6%
Japan Airlines Co., Ltd.	358,500	12,885,247
Qantas Airways Ltd.	2,633,454	11,224,443

		24,109,690

Building Products – 1.1%
Assa Abloy AB – Class B	171,284	3,433,196
Cie de Saint-Gobain	93,770	4,041,581
Kingspan Group PLC	216,470	10,093,517

		17,568,294

Commercial Services & Supplies – 0.3%
China Everbright International Ltd.	6,183,111	5,338,424

Construction & Engineering – 0.2%
Taisei Corp.	68,800	3,136,132

Electrical Equipment – 1.6%
Nidec Corp.	36,000	5,176,646
Schneider Electric SE	102,650	8,242,485
Signify NV(b)	176,344	4,564,637
Vestas Wind Systems A/S	102,650	6,934,648

		24,918,416

Industrial Conglomerates – 0.7%
Siemens AG	81,710	10,447,732

30 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Machinery – 1.0%
FANUC Corp.	19,400	$3,649,775
Glory Ltd.	200,300	4,891,268
Hoshizaki Corp.	34,900	3,612,309
KION Group AG	48,180	2,958,302

		15,111,654

Professional Services – 2.3%
Intertek Group PLC	71,250	4,634,979
Recruit Holdings Co., Ltd.	282,900	9,449,267
RELX PLC(a)	228,753	4,805,920
RELX PLC (London)	353,260	7,431,404
Wolters Kluwer NV	149,580	9,324,802

		35,646,372

		179,124,468

Information Technology – 10.8%
Communications Equipment – 0.8%
Nokia Oyj	2,180,590	12,123,569

Electronic Equipment, Instruments & Components – 1.4%
Halma PLC	268,825	5,061,132
Horiba Ltd.	61,200	3,243,833
Ingenico Group SA	66,748	5,074,930
Keyence Corp.	8,900	5,169,890
Murata Manufacturing Co., Ltd.	18,100	2,781,174

		21,330,959

IT Services – 1.7%
Amadeus IT Group SA – Class A	106,380	9,860,248
Capgemini SE	91,673	11,541,426
Otsuka Corp.	155,700	5,807,619

		27,209,293

Semiconductors & Semiconductor Equipment – 3.2%
ams AG(a)	61,100	3,438,996
ASML Holding NV	46,440	8,719,322
Infineon Technologies AG	285,770	6,502,943
SCREEN Holdings Co., Ltd.	101,900	5,991,797
SUMCO Corp.	326,800	4,760,696
Taiwan Semiconductor Manufacturing Co., Ltd.	2,314,000	19,746,594

		49,160,348

Software – 2.8%
Check Point Software Technologies Ltd.(a)	49,540	5,829,372
Constellation Software, Inc./Canada	7,780	5,721,355
Dassault Systemes SE	48,850	7,309,788

abfunds.com	AB BLENDED STYLE FUNDS | 31

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Nice Ltd.(a)	81,963	$9,335,891
Oracle Corp. Japan	104,200	8,395,632
SAP SE	28,311	3,481,221
Temenos AG(a)	19,144	3,118,030

		43,191,289

Technology Hardware, Storage & Peripherals – 0.9%
Samsung Electronics Co., Ltd.	242,080	10,131,255
Samsung Electronics Co., Ltd. (GDR) (London)(b)	3,120	3,269,005

		13,400,260

		166,415,718

Consumer Staples – 9.9%
Beverages – 1.2%
Coca-Cola Bottlers Japan Holdings, Inc.	196,300	5,253,823
Diageo PLC	197,990	7,014,405
Treasury Wine Estates Ltd.	431,003	5,440,082

		17,708,310

Food & Staples Retailing – 0.3%
Tsuruha Holdings, Inc.	43,500	5,354,403

Food Products – 3.1%
Calbee, Inc.	118,800	3,911,627
Kerry Group PLC – Class A	66,130	7,313,321
Nestle SA	161,100	13,409,408
Orkla ASA	1,137,350	9,609,494
Salmar ASA	119,810	5,985,336
WH Group Ltd.(b)	11,389,000	7,995,704

		48,224,890

Household Products – 1.6%
Henkel AG & Co. KGaA (Preference Shares)	95,430	11,189,234
Reckitt Benckiser Group PLC	61,874	5,652,190
Unicharm Corp.	235,500	7,791,670

		24,633,094

Personal Products – 1.0%
Godrej Consumer Products Ltd.	493,580	5,271,168
Unilever PLC	180,180	9,898,026

		15,169,194

Tobacco – 2.7%
British American Tobacco PLC	548,387	25,566,074
Japan Tobacco, Inc.	449,700	11,743,153
Scandinavian Tobacco Group A/S(b)	256,480	3,933,313

		41,242,540

		152,332,431

32 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Materials – 8.2%
Chemicals – 4.4%
Air Water, Inc.	331,100	$6,076,372
Chr Hansen Holding A/S	35,030	3,551,538
Covestro AG(b)	47,190	3,819,899
Croda International PLC	81,480	5,523,016
Incitec Pivot Ltd.	2,410,150	6,929,778
Johnson Matthey PLC	231,450	10,740,023
Koninklijke DSM NV	30,825	3,264,777
Nippon Shokubai Co., Ltd.	127,400	9,898,905
Sika AG	30,180	4,391,778
Tosoh Corp.	301,900	4,649,841
Umicore SA	88,150	4,923,922
Victrex PLC	103,510	4,501,108

		68,270,957

Construction Materials – 0.9%
Buzzi Unicem SpA	416,730	8,641,027
CRH PLC (London)	129,078	4,224,189

		12,865,216

Containers & Packaging – 0.5%
Amcor Ltd./Australia	210,750	2,082,886
BillerudKorsnas AB	475,330	6,134,660

		8,217,546

Metals & Mining – 2.4%
First Quantum Minerals Ltd.	449,230	5,116,071
Gerdau SA (Preference Shares)	1,576,900	6,712,040
Norsk Hydro ASA	1,834,950	11,003,948
Northern Star Resources Ltd.	842,760	5,059,545
South32 Ltd.	818,910	2,301,387
Yamato Kogyo Co., Ltd.	228,400	7,082,963

		37,275,954

		126,629,673

Health Care – 7.2%
Biotechnology – 0.2%
Genmab A/S(a)	21,967	3,450,400

Health Care Equipment & Supplies – 0.5%
Essilor International Cie Generale d’Optique SA	56,290	8,332,028

Health Care Providers & Services – 0.5%
Apollo Hospitals Enterprise Ltd.	492,300	7,156,614

Life Sciences Tools & Services – 1.3%
Eurofins Scientific SE	8,618	4,903,049
Gerresheimer AG	68,272	5,763,641

abfunds.com	AB BLENDED STYLE FUNDS | 33

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

ICON PLC(a)	37,490	$5,764,088
Lonza Group AG(a)	10,010	3,424,394
Tecan Group AG	2,852	675,155

		20,530,327

Pharmaceuticals – 4.7%
Astellas Pharma, Inc.	367,200	6,412,402
H Lundbeck A/S	68,660	4,238,269
Novo Nordisk A/S – Class B	406,970	19,154,067
Ono Pharmaceutical Co., Ltd.	446,600	12,641,677
Roche Holding AG	56,113	13,568,982
Sanofi	50,820	4,540,624
Teva Pharmaceutical Industries Ltd.	4,710	104,022
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	430,260	9,267,800
Vectura Group PLC(a)	1,746,660	1,815,832

		71,743,675

		111,213,044

Energy – 6.3%
Oil, Gas & Consumable Fuels – 6.3%
Caltex Australia Ltd.	113,090	2,443,175
JXTG Holdings, Inc.	2,195,900	16,609,325
PetroChina Co., Ltd. – Class H	15,412,000	12,474,409
Repsol SA	670,900	13,355,827
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	694,870	23,807,117
Royal Dutch Shell PLC – Class A	206,346	7,075,283
Royal Dutch Shell PLC – Class B	231,940	8,119,419
Showa Shell Sekiyu KK	228,400	4,845,058
TOTAL SA	129,623	8,428,185

		97,157,798

Communication Services – 5.6%
Diversified Telecommunication Services – 2.9%
Cellnex Telecom SA(b)	144,527	3,790,538
China Unicom Hong Kong Ltd.	8,566,000	10,007,265
Deutsche Telekom AG	399,210	6,426,735
HKT Trust & HKT Ltd. – Class SS	5,218,000	7,175,051
Nippon Telegraph & Telephone Corp.	373,700	16,865,209

		44,264,798

Entertainment – 1.3%
CTS Eventim AG & Co. KGaA	138,530	6,210,721
Daiichikosho Co., Ltd.	49,200	2,372,305
Nintendo Co., Ltd.	29,500	10,733,080

		19,316,106

34 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Interactive Media & Services – 1.4%
carsales.com Ltd.	315,470	$3,296,924
Kakaku.com, Inc.	141,100	2,756,805
Tencent Holdings Ltd.	190,700	7,786,439
Yahoo Japan Corp.	2,282,800	8,197,847

		22,038,015

		85,618,919

Utilities – 1.2%
Electric Utilities – 0.4%
EDP – Energias de Portugal SA	1,674,965	6,180,317

Multi-Utilities – 0.4%
Suez	386,910	5,503,756

Water Utilities – 0.4%
Beijing Enterprises Water Group Ltd.(a)	8,296,000	4,422,727
Cia de Saneamento Basico do Estado de Sao Paulo	357,800	2,089,983

		6,512,710

		18,196,783

Real Estate – 1.1%
Equity Real Estate Investment Trusts (REITs) – 0.2%
Nippon Building Fund, Inc.	563	3,255,389

Real Estate Management & Development – 0.9%
Aroundtown SA	781,220	6,960,012
SM Prime Holdings, Inc.	8,350,800	5,588,064
Vonovia SE	34,334	1,679,214

		14,227,290

		17,482,679

Total Common Stocks (cost $1,339,980,657)		1,482,416,232

SHORT-TERM INVESTMENTS – 3.2%
Investment Companies – 3.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.98%(c)(d)(e) (cost $49,493,883)	49,493,883	49,493,883

Total Investments – 99.4% (cost $1,389,474,540)		1,531,910,115
Other assets less liabilities – 0.6%		9,650,574

Net Assets – 100.0%		$1,541,560,689

abfunds.com	AB BLENDED STYLE FUNDS | 35

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI EAFE Futures	435	December 2018	USD	22	$42,497,885	$42,967,125	$469,240

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	PHP	254,052	USD	4,637	12/11/18	$(36,478)
Bank of America, NA	CAD	2,022	USD	1,562	12/14/18	(5,651)
Barclays Bank PLC	CNY	16,106	USD	2,340	10/25/18	(1,720)
Barclays Bank PLC	USD	7,182	CNY	49,386	10/25/18	(2,031)
Barclays Bank PLC	USD	1,795	INR	131,935	12/13/18	3,757
Barclays Bank PLC	CAD	39,949	USD	30,598	12/14/18	(378,550)
Barclays Bank PLC	ILS	60,993	USD	17,119	12/14/18	255,383
Barclays Bank PLC	NOK	93,409	USD	11,275	12/14/18	(237,451)
Barclays Bank PLC	USD	2,548	NZD	3,905	12/14/18	41,776
Citibank, NA	BRL	31,646	USD	7,904	10/02/18	67,813
Citibank, NA	BRL	31,646	USD	7,636	10/02/18	(200,411)
Citibank, NA	USD	7,662	BRL	31,646	10/02/18	173,511
Citibank, NA	USD	7,904	BRL	31,646	10/02/18	(67,813)
Citibank, NA	CNY	422,354	USD	62,659	10/25/18	1,252,140
Citibank, NA	BRL	31,646	USD	7,641	11/05/18	(176,214)
Citibank, NA	KRW	19,636,176	USD	17,363	11/15/18	(348,112)
Citibank, NA	INR	221,300	USD	3,120	12/13/18	102,761
Citibank, NA	EUR	9,361	USD	11,001	12/14/18	66,671
Citibank, NA	JPY	462,516	USD	4,147	12/14/18	53,241
Citibank, NA	USD	5,586	CHF	5,491	12/14/18	47,630
Citibank, NA	USD	64,924	EUR	55,782	12/14/18	232,477
Citibank, NA	USD	14,486	EUR	12,249	12/14/18	(178,639)
Citibank, NA	USD	1,413	JPY	158,646	12/14/18	(8,329)
Credit Suisse International	NOK	90,603	USD	10,894	12/14/18	(272,283)
Credit Suisse International	USD	3,275	NOK	26,513	12/14/18	(7,787)
Credit Suisse International	USD	25,309	SEK	228,480	12/14/18	561,039
Deutsche Bank AG	PEN	24,036	USD	7,274	10/12/18	1,747
Deutsche Bank AG	USD	4,264	AUD	5,937	12/14/18	30,205
HSBC Bank USA	HKD	20,733	USD	2,656	12/14/18	4,858
JPMorgan Chase Bank, NA	USD	2,125	CNY	14,763	10/25/18	21,336
JPMorgan Chase Bank, NA	KRW	1,393,382	USD	1,251	11/15/18	(6,224)
JPMorgan Chase Bank, NA	SEK	103,082	USD	11,401	12/14/18	(270,567)
JPMorgan Chase Bank, NA	USD	2,030	AUD	2,799	12/14/18	(5,938)
Morgan Stanley & Co., Inc.	TWD	56,196	USD	1,836	12/11/18	(19,632)
Morgan Stanley & Co., Inc.	HKD	408,781	USD	52,163	12/14/18	(109,794)
Morgan Stanley & Co., Inc.	JPY	523,012	USD	4,635	12/14/18	5,586
Morgan Stanley & Co., Inc.	USD	36,252	AUD	50,876	12/14/18	543,485
Morgan Stanley & Co., Inc.	USD	4,760	AUD	6,508	12/14/18	(52,834)
Morgan Stanley & Co., Inc.	USD	46,344	GBP	35,472	12/14/18	48,876

36 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., Inc.	USD	12,694	JPY	1,400,336	12/14/18	$(299,719)
Natwest Markets PLC	USD	4,684	INR	342,335	12/13/18	(17,226)
Natwest Markets PLC	EUR	5,234	USD	6,164	12/14/18	50,837
Standard Chartered Bank	CNY	26,247	USD	3,806	10/25/18	(9,992)
Standard Chartered Bank	USD	9,905	KRW	11,196,302	11/15/18	194,276
Standard Chartered Bank	TWD	508,419	USD	16,614	12/11/18	(171,973)
Standard Chartered Bank	INR	3,873,358	USD	55,703	12/13/18	2,900,756
Standard Chartered Bank	USD	4,105	JPY	453,464	12/14/18	(91,181)
State Street Bank & Trust Co.	USD	41,206	CHF	39,671	12/14/18	(506,929)
UBS AG	USD	4,930	JPY	540,265	12/14/18	(148,317)

						$3,028,366

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate market value of these securities amounted to $44,162,935 or 2.9% of net assets.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

SEK – Swedish Krona

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

EAFE – Europe, Australia, and Far East

GDR – Global Depositary Receipt

MSCI – Morgan Stanley Capital International

See notes to financial statements.

abfunds.com	AB BLENDED STYLE FUNDS | 37

PORTFOLIO OF INVESTMENTS

TAX-MANAGED INTERNATIONAL PORTFOLIO

September 30, 2018

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.9%
Financials – 20.0%
Banks – 10.5%
Bank Hapoalim BM	1,017,837	$7,453,207
Bank of Ireland Group PLC	1,863,900	14,253,109
BOC Hong Kong Holdings Ltd.	7,785,000	36,950,053
Credicorp Ltd.	83,940	18,725,335
DBS Group Holdings Ltd.	656,300	12,520,328
DNB ASA	2,165,200	45,565,534
Erste Group Bank AG(a)	825,598	34,276,149
Hang Seng Bank Ltd.	593,700	16,109,452
HDFC Bank Ltd.	1,144,716	31,678,267
ICICI Bank Ltd.	2,965,990	12,537,916
Mitsubishi UFJ Financial Group, Inc.	6,419,200	39,880,489
Oversea-Chinese Banking Corp., Ltd.	594,800	4,977,102
Royal Bank of Canada	216,860	17,383,722
Seven Bank Ltd.	4,013,800	12,676,973
Sumitomo Mitsui Financial Group, Inc.	200,900	8,084,993
Svenska Handelsbanken AB – Class A	1,207,630	15,230,190
Swedbank AB – Class A	814,150	20,135,683
Toronto-Dominion Bank (The)	263,420	16,007,305
Westpac Banking Corp.	324,100	6,517,866
Yes Bank Ltd.	1,711,926	4,351,428

		375,315,101

Capital Markets – 3.6%
Azimut Holding SpA	531,165	7,984,680
Credit Suisse Group AG(a)	2,537,344	38,074,005
Euronext NV(b)	157,340	10,338,072
IG Group Holdings PLC	877,987	7,237,963
London Stock Exchange Group PLC	157,860	9,433,196
Partners Group Holding AG	61,164	48,485,822
Singapore Exchange Ltd.	1,453,500	7,833,747

		129,387,485

Consumer Finance – 0.9%
Bharat Financial Inclusion Ltd.(a)	943,310	13,525,975
Hitachi Capital Corp.	663,200	18,459,512

		31,985,487

Diversified Financial Services – 0.3%
ORIX Corp.	585,500	9,480,194

Insurance – 4.3%
Admiral Group PLC	221,160	5,995,035
AIA Group Ltd.	3,496,000	31,173,532
Allianz SE	177,170	39,432,160
Direct Line Insurance Group PLC	1,530,624	6,460,454
NN Group NV	296,969	13,254,459

38 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

PICC Property & Casualty Co., Ltd. – Class H	13,341,000	$15,701,179
Prudential PLC	1,094,788	25,101,358
Sampo Oyj – Class A	151,970	7,864,293
Swiss Re AG	95,580	8,806,391

		153,788,861

Thrifts & Mortgage Finance – 0.4%
Housing Development Finance Corp., Ltd.	624,350	15,074,224

		715,031,352

Consumer Discretionary – 14.1%
Auto Components – 3.5%
Aptiv PLC	248,350	20,836,565
Delphi Technologies PLC	290,446	9,108,386
Hankook Tire Co., Ltd.	374,726	16,916,773
Magna International, Inc. – Class A	404,320	21,238,930
NGK Spark Plug Co., Ltd.	1,006,200	29,330,314
Valeo SA	597,387	25,867,381

		123,298,349

Automobiles – 2.1%
Honda Motor Co., Ltd.	795,600	23,960,489
Peugeot SA	1,083,670	29,232,793
Subaru Corp.	755,900	23,171,579

		76,364,861

Distributors – 0.2%
PALTAC Corp.	166,600	9,107,189

Hotels, Restaurants & Leisure – 1.2%
Aristocrat Leisure Ltd.	810,690	16,649,096
Compass Group PLC	799,850	17,783,319
Merlin Entertainments PLC(b)	1,568,701	8,181,029

		42,613,444

Household Durables – 2.7%
Auto Trader Group PLC(b)	2,434,952	14,164,719
Nikon Corp.	1,857,200	34,899,215
Panasonic Corp.	3,584,800	41,552,224
Persimmon PLC	158,348	4,875,110

		95,491,268

Internet & Direct Marketing Retail – 0.8%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	60,809	10,018,891
Ctrip.com International Ltd. (ADR)(a)	197,852	7,354,159
Moneysupermarket.com Group PLC	2,719,460	9,895,423

		27,268,473

abfunds.com	AB BLENDED STYLE FUNDS | 39

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Leisure Products – 0.9%
Amer Sports Oyj(a)	631,986	$25,825,315
Bandai Namco Holdings, Inc.	190,200	7,389,428

		33,214,743

Multiline Retail – 0.3%
B&M European Value Retail SA	2,036,462	10,263,365

Textiles, Apparel & Luxury Goods – 2.4%
HUGO BOSS AG	272,594	20,972,049
LVMH Moet Hennessy Louis Vuitton SE	35,119	12,410,033
Moncler SpA	300,460	12,928,018
Pandora A/S	309,290	19,314,674
Samsonite International SA(a)(b)	1,924,400	7,118,109
Shenzhou International Group Holdings Ltd.	957,000	12,279,380

		85,022,263

		502,643,955

Industrials – 11.6%
Aerospace & Defense – 2.8%
Airbus SE	303,473	38,098,805
BAE Systems PLC	3,975,731	32,600,855
Leonardo SpA	609,753	7,328,751
MTU Aero Engines AG	88,740	19,991,238

		98,019,649

Airlines – 1.6%
Japan Airlines Co., Ltd.	817,000	29,364,705
Qantas Airways Ltd.	6,089,215	25,953,765

		55,318,470

Building Products – 1.1%
Assa Abloy AB – Class B	398,138	7,980,231
Cie de Saint-Gobain	216,710	9,340,417
Kingspan Group PLC	498,300	23,234,626

		40,555,274

Commercial Services & Supplies – 0.3%
China Everbright International Ltd.	14,312,148	12,356,938

Construction & Engineering – 0.2%
Taisei Corp.	158,800	7,238,631

Electrical Equipment – 1.6%
Nidec Corp.	83,900	12,064,461
Schneider Electric SE	237,240	19,049,655
Signify NV(b)	412,815	10,685,654
Vestas Wind Systems A/S	241,510	16,315,507

		58,115,277

40 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Industrial Conglomerates – 0.7%
Siemens AG	188,100	$24,051,137

Machinery – 1.0%
FANUC Corp.	45,000	8,465,972
Glory Ltd.	466,400	11,389,352
Hoshizaki Corp.	80,900	8,373,519
KION Group AG	111,740	6,860,953

		35,089,796

Professional Services – 2.3%
Intertek Group PLC	164,220	10,682,895
Recruit Holdings Co., Ltd.	652,000	21,777,739
RELX PLC(a)	531,720	11,171,016
RELX PLC (London)	798,640	16,800,703
Wolters Kluwer NV	347,820	21,683,063

		82,115,416

		412,860,588

Information Technology – 10.8%
Communications Equipment – 0.8%
Nokia Oyj	4,940,290	27,466,855

Electronic Equipment, Instruments & Components – 1.4%
Halma PLC	618,552	11,645,394
Horiba Ltd.	142,300	7,542,443
Ingenico Group SA	155,151	11,796,315
Keyence Corp.	20,800	12,082,439
Murata Manufacturing Co., Ltd.	41,800	6,422,822

		49,489,413

IT Services – 1.8%
Amadeus IT Group SA – Class A	247,370	22,928,460
Capgemini SE	212,550	26,759,570
Otsuka Corp.	362,000	13,502,621

		63,190,651

Semiconductors & Semiconductor Equipment – 3.2%
ams AG(a)	141,200	7,947,402
ASML Holding NV	107,679	20,217,223
Infineon Technologies AG	663,000	15,087,137
SCREEN Holdings Co., Ltd.	227,000	13,347,772
SUMCO Corp.	763,900	11,128,199
Taiwan Semiconductor Manufacturing Co., Ltd.	5,375,000	45,867,738

		113,595,471

Software – 2.8%
Check Point Software Technologies Ltd.(a)	114,220	13,440,267
Constellation Software, Inc./Canada	17,832	13,113,523

abfunds.com	AB BLENDED STYLE FUNDS | 41

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Dassault Systemes SE	112,910	$16,895,562
Nice Ltd.(a)	189,649	21,601,728
Oracle Corp. Japan	241,700	19,474,322
SAP SE	61,951	7,617,714
Temenos AG(a)	44,440	7,238,051

		99,381,167

Technology Hardware, Storage & Peripherals – 0.8%
Samsung Electronics Co., Ltd.	732,330	30,648,635

		383,772,192

Consumer Staples – 9.9%
Beverages – 1.2%
Coca-Cola Bottlers Japan Holdings, Inc.	463,300	12,399,879
Diageo PLC	457,340	16,202,677
Treasury Wine Estates Ltd.	999,848	12,619,993

		41,222,549

Food & Staples Retailing – 0.3%
Tsuruha Holdings, Inc.	100,200	12,333,589

Food Products – 3.1%
Calbee, Inc.	275,900	9,084,326
Kerry Group PLC – Class A	152,830	16,901,478
Nestle SA	374,520	31,173,753
Orkla ASA	2,658,920	22,465,271
Salmar ASA	276,490	13,812,583
WH Group Ltd.(b)	25,694,500	18,038,951

		111,476,362

Household Products – 1.6%
Henkel AG & Co. KGaA (Preference Shares)	224,580	26,332,163
Reckitt Benckiser Group PLC	142,731	13,038,477
Unicharm Corp.	542,100	17,935,730

		57,306,370

Personal Products – 1.0%
Godrej Consumer Products Ltd.	1,140,090	12,175,545
Unilever PLC	419,040	23,019,586

		35,195,131

Tobacco – 2.7%
British American Tobacco PLC	1,263,114	58,887,000
Japan Tobacco, Inc.	1,024,100	26,742,635
Scandinavian Tobacco Group A/S(b)	593,960	9,108,823

		94,738,458

		352,272,459

Materials – 8.2%
Chemicals – 4.4%
Air Water, Inc.	743,500	13,644,767
Chr Hansen Holding A/S	80,900	8,202,095

42 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Covestro AG(b)	108,370	$8,772,251
Croda International PLC	189,810	12,866,023
Incitec Pivot Ltd.	5,639,740	16,215,649
Johnson Matthey PLC	524,190	24,324,098
Koninklijke DSM NV	71,244	7,545,685
Nippon Shokubai Co., Ltd.	283,100	21,996,704
Sika AG	69,990	10,184,909
Tosoh Corp.	708,100	10,906,103
Umicore SA	202,900	11,333,680
Victrex PLC	239,270	10,404,601

		156,396,565

Construction Materials – 0.8%
Buzzi Unicem SpA	935,170	19,391,044
CRH PLC (London)	300,032	9,818,806

		29,209,850

Containers & Packaging – 0.6%
Amcor Ltd./Australia	484,960	4,792,960
BillerudKorsnas AB	1,113,190	14,366,949

		19,159,909

Metals & Mining – 2.4%
First Quantum Minerals Ltd.	999,170	11,379,082
Gerdau SA (Preference Shares)	3,804,000	16,191,643
Norsk Hydro ASA	4,164,310	24,972,805
Northern Star Resources Ltd.	1,940,790	11,651,614
South32 Ltd.	1,904,230	5,351,466
Yamato Kogyo Co., Ltd.	535,600	16,609,610

		86,156,220

		290,922,544

Health Care – 7.2%
Biotechnology – 0.2%
Genmab A/S(a)	51,061	8,020,253

Health Care Equipment & Supplies – 0.5%
Essilor International Cie Generale d’Optique SA	130,100	19,257,361

Health Care Providers & Services – 0.5%
Apollo Hospitals Enterprise Ltd.	1,137,770	16,539,874

Life Sciences Tools & Services – 1.3%
Eurofins Scientific SE	20,107	11,439,500
Gerresheimer AG	157,487	13,295,327
ICON PLC(a)	86,300	13,268,625
Lonza Group AG(a)	23,160	7,922,974
Tecan Group AG	6,591	1,560,290

		47,486,716

abfunds.com	AB BLENDED STYLE FUNDS | 43

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Pharmaceuticals – 4.7%
Astellas Pharma, Inc.	848,000	$14,808,598
H Lundbeck A/S	158,890	9,808,019
Novo Nordisk A/S – Class B	940,520	44,265,628
Ono Pharmaceutical Co., Ltd.	1,049,800	29,716,150
Roche Holding AG	129,331	31,274,214
Sanofi	116,810	10,436,645
Teva Pharmaceutical Industries Ltd.	11,102	245,191
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	976,010	21,023,255
Vectura Group PLC(a)	3,945,580	4,101,835

		165,679,535

		256,983,739

Energy – 6.3%
Oil, Gas & Consumable Fuels – 6.3%
Caltex Australia Ltd.	262,980	5,681,370
JXTG Holdings, Inc.	5,031,600	38,057,963
PetroChina Co., Ltd. – Class H	36,060,000	29,186,814
Repsol SA	1,543,140	30,719,797
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	1,652,950	56,632,138
Royal Dutch Shell PLC – Class A	431,800	14,805,750
Royal Dutch Shell PLC – Class B	539,325	18,879,908
Showa Shell Sekiyu KK	531,200	11,268,366
TOTAL SA	299,759	19,490,555

		224,722,661

Communication Services – 5.5%
Diversified Telecommunication Services – 2.9%
Cellnex Telecom SA(b)	335,163	8,790,387
China Unicom Hong Kong Ltd.	19,532,000	22,818,339
Deutsche Telekom AG	927,390	14,929,710
HKT Trust & HKT Ltd. – Class SS	12,121,000	16,667,074
Nippon Telegraph & Telephone Corp.	861,300	38,870,765

		102,076,275

Entertainment – 1.2%
CTS Eventim AG & Co. KGaA	311,570	13,968,631
Daiichikosho Co., Ltd.	114,400	5,516,092
Nintendo Co., Ltd.	69,000	25,104,491

		44,589,214

Interactive Media & Services – 1.4%
carsales.com Ltd.	729,310	7,621,896
Kakaku.com, Inc.	327,300	6,394,773
Tencent Holdings Ltd.	440,400	17,981,897
Yahoo Japan Corp.	5,291,600	19,002,858

		51,001,424

		197,666,913

44 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Utilities – 1.2%
Electric Utilities – 0.4%
EDP – Energias de Portugal SA	3,919,092	$14,460,738

Multi-Utilities – 0.4%
Suez	894,360	12,722,182

Water Utilities – 0.4%
Beijing Enterprises Water Group Ltd.(a)	19,172,000	10,220,891
Cia de Saneamento Basico do Estado de Sao Paulo	813,300	4,750,652

		14,971,543

		42,154,463

Real Estate – 1.1%
Equity Real Estate Investment Trusts (REITs) – 0.2%
Nippon Building Fund, Inc.	1,296	7,493,755

Real Estate Management & Development – 0.9%
Aroundtown SA	1,827,930	16,285,315
SM Prime Holdings, Inc.	19,238,800	12,873,933
Vonovia SE	71,445	3,494,247

		32,653,495

		40,147,250

Total Common Stocks (cost $3,127,333,491)		3,419,178,116

SHORT-TERM INVESTMENTS – 3.5%
Investment Companies – 3.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.98%(c)(d)(e) (cost $123,105,121)	123,105,121	123,105,121

Total Investments – 99.4% (cost $3,250,438,612)		3,542,283,237
Other assets less liabilities – 0.6%		22,798,234

Net Assets – 100.0%		$3,565,081,471

abfunds.com	AB BLENDED STYLE FUNDS | 45

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Mini MSCI EAFE Futures	1,086	December 2018	USD	54	$106,269,997	$107,269,650	$999,653

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	JPY	808,966	USD	7,296	10/16/18	$168,440
Bank of America, NA	USD	6,029	GBP	4,594	10/16/18	(37,458)
Bank of America, NA	USD	47,771	JPY	5,340,628	10/16/18	(718,626)
Bank of America, NA	PHP	592,213	USD	10,809	12/11/18	(85,032)
Barclays Bank PLC	CHF	10,164	USD	10,525	10/16/18	155,815
Barclays Bank PLC	GBP	8,269	USD	10,825	10/16/18	40,308
Barclays Bank PLC	ILS	25,976	USD	7,165	10/16/18	16,104
Barclays Bank PLC	SGD	16,479	USD	12,076	10/16/18	17,459
Barclays Bank PLC	USD	13,492	CHF	13,343	10/16/18	121,122
Barclays Bank PLC	USD	21,569	JPY	2,385,513	10/16/18	(552,159)
Barclays Bank PLC	USD	5,787	NZD	8,584	10/16/18	(96,657)
Barclays Bank PLC	CNY	97,591	USD	14,163	10/25/18	(25,983)
Barclays Bank PLC	USD	16,938	CNY	116,515	10/25/18	2,599
Barclays Bank PLC	INR	610,963	USD	8,581	12/13/18	252,253
Barclays Bank PLC	USD	3,869	INR	280,964	12/13/18	(38,522)
BNP Paribas SA	USD	11,999	SGD	16,479	10/16/18	59,655
Brown Brothers Harriman & Co.	USD	11,220	JPY	1,251,993	10/16/18	(190,165)
Citibank, NA	BRL	73,173	USD	17,655	10/02/18	(463,398)
Citibank, NA	USD	18,275	BRL	73,173	10/02/18	(156,800)
Citibank, NA	EUR	10,713	USD	12,456	10/16/18	4,311
Citibank, NA	USD	34,030	EUR	29,678	10/16/18	465,008
Citibank, NA	CNY	982,525	USD	145,764	10/25/18	2,912,863
Citibank, NA	KRW	44,640,964	USD	39,474	11/15/18	(791,398)
Citibank, NA	USD	18,610	EUR	15,682	1/17/19	(232,046)
Credit Suisse International	EUR	15,481	USD	18,172	10/16/18	178,019
Credit Suisse International	GBP	20,691	USD	26,485	10/16/18	(500,648)
Credit Suisse International	HKD	7,142	USD	912	10/16/18	(677)
Credit Suisse International	NOK	331,899	USD	39,998	10/16/18	(805,681)
Credit Suisse International	SEK	191,298	USD	21,425	10/16/18	(123,808)
Credit Suisse International	USD	3,502	CAD	4,601	10/16/18	60,935
Credit Suisse International	USD	26,110	NOK	216,347	10/16/18	487,922
Credit Suisse International	USD	7,563	NOK	61,358	10/16/18	(19,621)
Credit Suisse International	USD	57,472	SEK	521,291	10/16/18	1,250,207
Credit Suisse International	USD	22,408	SEK	191,298	10/16/18	(858,841)
Deutsche Bank AG	PEN	66,598	USD	20,154	10/12/18	4,840
Deutsche Bank AG	USD	3,898	PEN	12,941	10/12/18	17,461

46 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	ILS	111,352	USD	30,740	10/16/18	$94,037
Deutsche Bank AG	JPY	974,704	USD	8,666	10/16/18	78,399
Goldman Sachs Bank USA	USD	8,229	EUR	7,011	10/16/18	(79,826)
HSBC Bank USA	HKD	56,997	USD	7,276	10/16/18	(5,690)
HSBC Bank USA	USD	12,490	AUD	17,526	10/16/18	178,950
HSBC Bank USA	USD	31,604	JPY	3,454,559	10/16/18	(1,168,915)
HSBC Bank USA	USD	7,181	CNY	49,381	10/25/18	(986)
JPMorgan Chase Bank, NA	JPY	7,126,886	USD	64,615	10/16/18	1,826,030
JPMorgan Chase Bank, NA	NOK	366,496	USD	45,126	10/16/18	68,993
JPMorgan Chase Bank, NA	SEK	232,749	USD	25,622	10/16/18	(596,734)
JPMorgan Chase Bank, NA	USD	7,644	CHF	7,572	10/16/18	81,333
JPMorgan Chase Bank, NA	USD	24,030	EUR	20,456	10/16/18	(253,889)
JPMorgan Chase Bank, NA	USD	6,313	CNY	43,859	10/25/18	63,387
JPMorgan Chase Bank, NA	USD	7,371	EUR	6,298	1/17/19	10,009
Morgan Stanley & Co., Inc.	BRL	73,173	USD	18,275	10/02/18	156,800
Morgan Stanley & Co., Inc.	USD	17,765	BRL	73,173	10/02/18	353,883
Morgan Stanley & Co., Inc.	GBP	6,893	USD	8,999	10/16/18	9,466
Morgan Stanley & Co., Inc.	GBP	8,810	USD	11,218	10/16/18	(271,744)
Morgan Stanley & Co., Inc.	HKD	78,801	USD	10,061	10/16/18	(6,942)
Morgan Stanley & Co., Inc.	USD	10,350	AUD	14,080	10/16/18	(171,553)
Morgan Stanley & Co., Inc.	USD	9,375	CHF	9,155	10/16/18	(35,126)
Morgan Stanley & Co., Inc.	USD	8,385	GBP	6,300	10/16/18	(168,603)
Morgan Stanley & Co., Inc.	USD	24,980	JPY	2,757,544	10/16/18	(685,228)
Morgan Stanley & Co., Inc.	USD	7,221	NOK	58,215	10/16/18	(63,694)
Morgan Stanley & Co., Inc.	BRL	73,173	USD	17,715	11/05/18	(361,037)
Morgan Stanley & Co., Inc.	HKD	39,425	USD	5,053	1/17/19	9,580
Natwest Markets PLC	CAD	97,757	USD	74,218	10/16/18	(1,491,229)
Natwest Markets PLC	EUR	7,593	USD	8,902	10/16/18	76,518
Natwest Markets PLC	USD	85,158	AUD	115,259	10/16/18	(1,837,742)
Natwest Markets PLC	USD	84,273	EUR	70,994	10/16/18	(1,755,314)
Natwest Markets PLC	USD	133,305	GBP	100,921	10/16/18	(1,683,320)
Natwest Markets PLC	USD	11,820	HKD	92,718	10/16/18	25,890
Natwest Markets PLC	CNY	54,556	USD	7,957	10/25/18	24,808
Natwest Markets PLC	USD	3,822	INR	282,180	12/13/18	24,518
Natwest Markets PLC	USD	8,297	INR	605,587	12/13/18	(41,447)
Northern Trust Co.	USD	72,335	CHF	71,975	10/16/18	1,095,202
Standard Chartered Bank	HKD	932,305	USD	118,923	10/16/18	(189,739)
Standard Chartered Bank	USD	21,821	KRW	24,666,892	11/15/18	428,015
Standard Chartered Bank	TWD	1,222,949	USD	39,964	12/11/18	(413,663)
Standard Chartered Bank	INR	8,936,391	USD	128,514	12/13/18	6,692,458
State Street Bank & Trust Co.	EUR	16,716	USD	19,678	10/16/18	249,014
State Street Bank & Trust Co.	USD	24,654	EUR	20,949	10/16/18	(304,861)
State Street Bank & Trust Co.	USD	9,552	GBP	7,231	10/16/18	(121,716)
State Street Bank & Trust Co.	USD	4,348	HKD	34,066	10/16/18	4,716
State Street Bank & Trust Co.	USD	11,200	AUD	15,397	1/17/19	(59,835)
UBS AG	JPY	1,720,004	USD	15,553	10/16/18	399,646
UBS AG	USD	11,435	CHF	11,242	10/16/18	33,840
UBS AG	USD	12,982	GBP	9,796	10/16/18	(205,536)

						$528,924

abfunds.com	AB BLENDED STYLE FUNDS | 47

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate market value of these securities amounted to $95,197,995 or 2.7% of net assets.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

EAFE – Europe, Australia, and Far East

MSCI – Morgan Stanley Capital International

See notes to financial statements.

48 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS

EMERGING MARKETS PORTFOLIO

September 30, 2018

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.6%
Financials – 26.8%
Banks – 15.5%
Agricultural Bank of China Ltd. – Class H	48,342,000	$23,707,918
Banco Macro SA (ADR)	275,476	11,396,442
Bank Central Asia Tbk PT	5,463,500	8,849,509
Bank of China Ltd. – Class H	21,667,000	9,573,408
Bank of Georgia Group PLC	43,680	974,343
Bank Tabungan Negara Persero Tbk PT	3,167,500	558,701
Bank Tabungan Pensiunan Nasional Syariah Tbk PT(a)	3,095,700	345,894
China CITIC Bank Corp., Ltd. – Class H	22,638,000	14,456,276
China Construction Bank Corp. – Class H	12,999,000	11,362,430
Commercial International Bank Egypt SAE	125,200	585,312
Equity Group Holdings Ltd./Kenya	2,331,200	925,538
Grupo Financiero Galicia SA (ADR)	222,610	5,660,972
Hana Financial Group, Inc.	335,810	13,483,710
HDFC Bank Ltd.	756,124	20,924,577
ICICI Bank Ltd.	3,900,480	16,488,219
IndusInd Bank Ltd.	436,512	10,183,016
Itau Unibanco Holding SA (ADR)	938,230	10,301,765
Itau Unibanco Holding SA (Preference Shares)	518,940	5,670,556
KB Financial Group, Inc.	407,827	19,862,794
Sberbank of Russia PJSC (Sponsored ADR)	986,344	12,403,276
Shinhan Financial Group Co., Ltd.	90,040	3,638,379
TCS Group Holding PLC (GDR)(b)	283,805	5,250,393
Yes Bank Ltd.	913,950	2,323,107

		208,926,535

Capital Markets – 0.4%
China Everbright Ltd.	2,140,000	3,833,131
CRISIL Ltd.	12,730	306,380
Edelweiss Financial Services Ltd.	153,680	408,679
Noah Holdings Ltd. (Sponsored ADR)(a)	22,755	958,896

		5,507,086

Consumer Finance – 0.8%
Manappuram Finance Ltd.	1,211,070	1,205,731
Muthoot Finance Ltd.	374,275	2,052,870
Repco Home Finance Ltd.	680,709	4,038,011
Samsung Card Co., Ltd.	104,940	3,480,549

		10,777,161

Diversified Financial Services – 1.1%
Chailease Holding Co., Ltd.	3,397,780	11,892,135
Fubon Financial Holding Co., Ltd.	1,964,000	3,331,222

		15,223,357

abfunds.com	AB BLENDED STYLE FUNDS | 49

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Insurance – 5.9%
AIA Group Ltd.	2,554,400	$22,777,366
BB Seguridade Participacoes SA	765,000	4,565,128
Discovery Ltd.	70,820	850,518
Fanhua, Inc. (Sponsored ADR)	30,720	830,054
IRB Brasil Resseguros S/A	141,400	2,326,585
Max Financial Services Ltd.(a)	61,710	350,820
PICC Property & Casualty Co., Ltd. – Class H	13,077,000	15,390,475
Ping An Insurance Group Co. of China Ltd. – Class H	1,726,000	17,484,727
Prudential PLC	666,152	15,273,569

		79,849,242

Thrifts & Mortgage Finance – 3.1%
GRUH Finance Ltd.	68,540	278,761
Housing Development Finance Corp., Ltd.	960,535	23,191,030
Indiabulls Housing Finance Ltd.	1,153,461	13,611,510
LIC Housing Finance Ltd.	822,650	4,732,148
PNB Housing Finance Ltd.(b)	15,240	186,411

		41,999,860

		362,283,241

Information Technology – 19.9%
Communications Equipment – 0.2%
Xiaomi Corp.(a)(b)	1,362,000	2,696,737

Electronic Equipment, Instruments & Components – 4.9%
Compeq Manufacturing Co., Ltd.	4,327,000	3,412,772
Elite Material Co., Ltd.	4,429,000	12,469,479
Hangzhou Hikvision Digital Technology Co., Ltd. – Class A	3,822,124	15,974,602
Hollysys Automation Technologies Ltd.	19,130	408,808
Largan Precision Co., Ltd.	47,000	5,583,654
Sunny Optical Technology Group Co., Ltd.	909,400	10,499,085
Tongda Group Holdings Ltd.	20,710,000	3,035,485
Tripod Technology Corp.	1,469,000	4,009,780
Yageo Corp.	491,000	7,372,946
Zhejiang Dahua Technology Co., Ltd. – Class A	1,677,468	3,600,853

		66,367,464

IT Services – 0.4%
Hexaware Technologies Ltd.	71,120	417,638
My EG Services Bhd	9,642,600	4,074,107
TravelSky Technology Ltd. – Class H	199,000	517,424

		5,009,169

50 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 8.0%
eMemory Technology, Inc.	46,000	$436,599
Global Unichip Corp.	92,000	816,696
Hua Hong Semiconductor Ltd.(b)	3,681,000	7,891,015
Koh Young Technology, Inc.	29,310	2,883,447
LandMark Optoelectronics Corp.	35,000	327,347
Nanya Technology Corp.	747,000	1,426,465
Parade Technologies Ltd.	38,000	579,773
Realtek Semiconductor Corp.	3,864,000	17,219,003
Silergy Corp.	761,000	13,708,009
Silicon Motion Technology Corp. (ADR)	8,610	462,357
SK Hynix, Inc.	72,190	4,775,936
Taiwan Semiconductor Manufacturing Co., Ltd.	6,487,120	55,358,050
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	43,270	1,910,803

		107,795,500

Software – 0.0%
Globant SA(a)	10,930	644,760

Technology Hardware, Storage & Peripherals – 6.4%
Lenovo Group Ltd.	4,708,000	3,430,219
Primax Electronics Ltd.	2,304,000	3,682,208
Samsung Electronics Co., Ltd.	1,215,290	50,860,923
Samsung Electronics Co., Ltd. (Preference Shares)	847,680	28,912,028

		86,885,378

		269,399,008

Consumer Discretionary – 10.2%
Auto Components – 0.7%
Cub Elecparts, Inc.	58,367	434,646
Endurance Technologies Ltd.(b)	21,540	391,544
Hankook Tire Co., Ltd.	99,510	4,492,317
Hota Industrial Manufacturing Co., Ltd.	179,000	774,136
Minth Group Ltd.	110,000	452,547
MRF Ltd.	3,112	2,735,318
Nexteer Automotive Group Ltd.	234,000	370,514

		9,651,022

Diversified Consumer Services – 0.7%
Estacio Participacoes SA	1,138,800	7,046,740
Four Seasons Education Cayman, Inc. (ADR)	234,833	939,332
Fu Shou Yuan International Group Ltd.	1,393,000	1,087,756

		9,073,828

abfunds.com	AB BLENDED STYLE FUNDS | 51

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 1.7%
CVC Brasil Operadora e Agencia de Viagens SA	445,100	$4,773,317
Gourmet Master Co., Ltd.	79,872	685,136
Hana Tour Service, Inc.	7,500	499,553
Huazhu Group Ltd. (ADR)	14,170	457,691
Modetour Network, Inc.	22,670	513,988
OPAP SA	1,135,710	11,922,618
Premium Leisure Corp.	141,129,000	2,272,483
Xiabuxiabu Catering Management China Holdings Co., Ltd.(b)	810,800	1,199,058

		22,323,844

Household Durables – 0.0%
Hanssem Co., Ltd.	2,695	186,121
Man Wah Holdings Ltd.	662,400	396,533

		582,654

Internet & Direct Marketing Retail – 6.0%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	274,310	45,195,316
Baozun, Inc. (Sponsored ADR)(a)	149,240	7,250,079
Ctrip.com International Ltd. (ADR)(a)	601,690	22,364,817
MakeMyTrip Ltd.(a)	221,350	6,076,058

		80,886,270

Multiline Retail – 0.1%
Lojas Renner SA	93,900	720,779
Mitra Adiperkasa Tbk PT	7,668,000	424,696

		1,145,475

Specialty Retail – 0.9%
Ace Hardware Indonesia Tbk PT	5,352,900	517,275
Foschini Group Ltd. (The)	645,800	7,924,769
JUMBO SA	38,730	575,584
Via Varejo SA	775,400	2,864,634

		11,882,262

Textiles, Apparel & Luxury Goods – 0.1%
CCC SA	7,410	441,766
Eclat Textile Co., Ltd.	46,000	569,257
JNBY Design Ltd.(b)	442,500	783,780
Li Ning Co., Ltd.(a)	175,500	166,090

		1,960,893

		137,506,248

Materials – 9.3%
Chemicals – 1.9%
Berger Paints India Ltd.	140,570	566,597
Formosa Chemicals & Fibre Corp.	1,129,000	4,731,240

52 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Formosa Plastics Corp.	877,000	$3,359,572
Kumho Petrochemical Co., Ltd.	127,780	11,345,216
Pidilite Industries Ltd.	27,250	392,180
Sasol Ltd.	126,600	4,891,320
Supreme Industries Ltd.	20,740	281,332

		25,567,457

Construction Materials – 2.0%
Anhui Conch Cement Co., Ltd. – Class A	1,405,305	7,510,984
Anhui Conch Cement Co., Ltd. – Class H	1,924,500	11,556,418
Grupo Cementos de Chihuahua SAB de CV	664,550	4,341,911
Huaxin Cement Co., Ltd.	1,064,712	3,117,827

		26,527,140

Metals & Mining – 5.4%
Aluminum Corp. of China Ltd. – Class H(a)	16,004,000	7,111,129
Gerdau SA (Preference Shares)	3,012,100	12,820,938
Jindal Steel & Power Ltd.(a)	287,520	777,347
JSW Steel Ltd. ADR	1,811,640	9,501,579
KGHM Polska Miedz SA(a)	359,066	8,657,402
Polyus PJSC (GDR)(b)	87,140	2,736,196
POSCO	62,978	16,717,299
Real Gold Mining Ltd.(a)(c)(d)(e)	1,788,000	– 0	–
Vale SA	501,900	7,434,267
Vedanta Ltd.	2,430,240	7,792,200

		73,548,357

		125,642,954

Communication Services – 8.1%
Diversified Telecommunication Services – 1.8%
China Unicom Hong Kong Ltd.	16,210,000	18,937,399
Tower Bersama Infrastructure Tbk PT	14,787,700	5,576,310

		24,513,709

Entertainment – 0.3%
IMAX China Holding, Inc.(b)	1,342,500	3,416,590
NCSoft Corp.	1,990	793,958

		4,210,548

Interactive Media & Services – 3.9%
58.com, Inc. (ADR)(a)	205,980	15,160,128
Mail.Ru Group Ltd. (GDR)(a)(b)	149,130	4,029,493
Tencent Holdings Ltd.	606,000	24,743,482
Yandex NV – Class A(a)	258,640	8,506,669

		52,439,772

Media – 1.1%
Megacable Holdings SAB de CV	1,246,050	6,426,006
Naspers Ltd. – Class N	25,090	5,403,102
Smiles Fidelidade SA	21,700	247,168

abfunds.com	AB BLENDED STYLE FUNDS | 53

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Sun TV Network Ltd.	402,817	$3,426,784

		15,503,060

Wireless Telecommunication Services – 1.0%
Safaricom PLC	38,956,310	9,473,247
Sarana Menara Nusantara Tbk PT	15,250,500	499,429
Turkcell Iletisim Hizmetleri AS	1,633,551	3,112,760

		13,085,436

		109,752,525

Industrials – 5.7%
Aerospace & Defense – 0.4%
Embraer SA	991,400	4,867,951

Air Freight & Logistics – 0.2%
ZTO Express Cayman, Inc. (ADR)	162,560	2,693,619

Airlines – 0.0%
InterGlobe Aviation Ltd.(b)	41,500	471,790

Building Products – 0.0%
Kajaria Ceramics Ltd.	100,760	508,814

Commercial Services & Supplies – 0.1%
Prosegur Cash SA(b)	268,880	589,389
S-1 Corp.	4,280	352,663

		942,052

Construction & Engineering – 0.3%
GS Engineering & Construction Corp.	76,670	3,613,466
KEC International Ltd.	80,830	330,972

		3,944,438

Electrical Equipment – 0.1%
Voltronic Power Technology Corp.	35,000	613,875

Industrial Conglomerates – 0.9%
Bidvest Group Ltd. (The)	431,530	5,644,731
SM Investments Corp.	203,255	3,399,499
Turkiye Sise ve Cam Fabrikalari AS	3,214,438	3,104,348

		12,148,578

Machinery – 0.9%
Airtac International Group	91,000	891,075
Grupo Rotoplas SAB de CV(a)	80,520	98,961
Sinotruk Hong Kong Ltd.	2,761,000	6,023,865
Weichai Power Co., Ltd. – Class H	4,358,000	5,394,964

		12,408,865

54 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Professional Services – 0.8%
51job, Inc. (ADR)(a)	134,536	$10,357,927
Quess Corp., Ltd.(a)(b)	14,750	181,094
Sporton International, Inc.	115,847	508,847

		11,047,868

Road & Rail – 1.1%
Globaltrans Investment PLC (Sponsored GDR)(b)	1,377,534	14,464,107
Localiza Rent a Car SA	79,500	447,840

		14,911,947

Trading Companies & Distributors – 0.9%
Barloworld Ltd.	563,360	4,907,669
BOC Aviation Ltd.(b)	860,100	6,672,777

		11,580,446

Transportation Infrastructure – 0.0%
Grupo Aeroportuario del Centro Norte SAB de CV	41,430	296,103
Grupo Aeroportuario del Pacifico SAB de CV – Class B	26,840	293,642

		589,745

		76,729,988

Energy – 5.6%
Energy Equipment & Services – 0.1%
TMK PJSC (GDR)(b)	329,380	1,363,633

Oil, Gas & Consumable Fuels – 5.5%
Gran Tierra Energy, Inc.(a)	923,040	3,515,935
LUKOIL PJSC (Sponsored ADR)	275,037	21,023,828
PetroChina Co., Ltd. – Class H	13,524,000	10,946,269
Petroleo Brasileiro SA (Preference Shares)	896,400	4,681,154
S-Oil Corp.	40,448	4,996,206
Tatneft PJSC (Sponsored ADR)	191,717	14,628,007
Transportadora de Gas del Sur SA (Sponsored ADR)	14,750	214,170
Tupras Turkiye Petrol Rafinerileri AS	424,358	9,422,259
YPF SA (Sponsored ADR)(a)	345,819	5,342,904

		74,770,732

		76,134,365

Consumer Staples – 5.0%
Beverages – 2.5%
Kweichow Moutai Co., Ltd. – Class A	196,591	20,863,366
Wuliangye Yibin Co., Ltd. – Class A	1,412,413	13,940,199

		34,803,565

Food & Staples Retailing – 0.9%
BGF retail Co., Ltd.	3,560	659,527
E-MART, Inc.	49,930	9,341,613

abfunds.com	AB BLENDED STYLE FUNDS | 55

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Lenta Ltd. (GDR)(a)(b)	96,134	$340,693
Massmart Holdings Ltd.	28,700	209,731
President Chain Store Corp.	48,000	563,554
Raia Drogasil SA	32,300	579,290
Shoprite Holdings Ltd.	26,140	353,958

		12,048,366

Food Products – 0.6%
Alicorp SAA	35,080	112,010
AVI Ltd.	25,090	188,584
Britannia Industries Ltd.	4,760	384,140
Kaveri Seed Co., Ltd.(a)	54,543	437,268
Vitasoy International Holdings Ltd.	262,000	893,475
WH Group Ltd.(b)	8,307,000	5,831,971

		7,847,448

Personal Products – 0.1%
Cosmax, Inc.	4,005	566,698
TCI Co., Ltd.	26,000	417,983

		984,681

Tobacco – 0.9%
ITC Ltd.	3,019,180	12,449,761

		68,133,821

Health Care – 3.6%
Biotechnology – 1.3%
3SBio, Inc.(b)	290,000	485,954
Hugel, Inc.(a)	31,534	12,161,506
Medy-Tox, Inc.	8,701	4,856,703

		17,504,163

Health Care Equipment & Supplies – 0.2%
Dentium Co., Ltd.	7,140	647,316
Vieworks Co., Ltd.	17,335	497,759
Yestar Healthcare Holdings Co., Ltd.	7,452,500	2,075,335

		3,220,410

Health Care Providers & Services – 1.0%
Dr Lal PathLabs Ltd.(b)	41,900	546,683
MLP Saglik Hizmetleri AS(a)(b)	1,296,290	2,599,621
NMC Health PLC	18,830	832,380
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	3,705,800	9,263,648

		13,242,332

Life Sciences Tools & Services – 0.0%
Wuxi Biologics Cayman, Inc.(a)(b)	22,500	227,691

Pharmaceuticals – 1.1%
Aspen Pharmacare Holdings Ltd.	18,060	216,112
Aurobindo Pharma Ltd.	47,660	488,485

56 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

China Medical System Holdings Ltd.	697,000	$970,556
China Resources Pharmaceutical Group Ltd.(b)	7,611,700	12,076,276
Richter Gedeon Nyrt	33,480	626,134

		14,377,563

		48,572,159

Real Estate – 0.9%
Real Estate Management & Development – 0.9%
Aldar Properties PJSC	9,663,200	4,814,499
China Resources Land Ltd.	500,000	1,752,050
Emaar Malls PJSC	641,720	319,724
Parque Arauco SA	123,970	320,368
Times China Holdings Ltd.	4,377,000	4,651,624

		11,858,265

Utilities – 0.5%
Electric Utilities – 0.5%
Centrais Eletricas Brasileiras SA(a)	702,700	2,698,711
Centrais Eletricas Brasileiras SA (Preference Shares)(a)	76,100	350,864
Equatorial Energia SA	320,500	4,560,035

		7,609,610

Total Common Stocks (cost $1,272,239,133)		1,293,622,184

EQUITY LINKED NOTES – 1.6%
Materials – 0.7%
Construction Materials – 0.7%
Huaxin Cement Co., Ltd., UBS AG, expiring 5/06/19(a)	3,013,142	8,819,677

Real Estate – 0.4%
Real Estate Management & Development – 0.4%
Vincom Retail JSC, Deutsche Bank AG, expiring 11/12/27(a)	3,266,460	5,867,095

Information Technology – 0.4%
Electronic Equipment, Instruments & Components – 0.4%
FPT Corp., Macquarie Bank Ltd., expiring 3/31/20(a)	2,343,099	4,650,541

abfunds.com	AB BLENDED STYLE FUNDS | 57

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Consumer Discretionary – 0.1%
Specialty Retail – 0.1%
Mobile World Investment Corp., Macquarie Bank Ltd., expiring 3/29/19(a)	338,990	$1,848,442

Total Equity Linked Notes (cost $18,935,116)		21,185,755

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.98%(f)(g)(h) (cost $21,511,786)	21,511,786	21,511,786

Total Investments – 98.8% (cost $1,312,686,035)		1,336,319,725
Other assets less liabilities – 1.2%		15,899,434

Net Assets – 100.0%		$1,352,219,159

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
MSCI Emerging Markets Futures	451	December 2018	USD	23	$23,441,398	$23,670,735	$229,337

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	RUB	2,113,188	USD	31,902	11/14/18	$(210,315)
Bank of America, NA	USD	1,986	TRY	12,601	11/14/18	44,158
Barclays Bank PLC	BRL	8,664	USD	2,083	10/02/18	(62,587)
Barclays Bank PLC	USD	2,164	BRL	8,664	10/02/18	(18,566)
Barclays Bank PLC	CNY	18,945	USD	2,773	10/25/18	18,199
Barclays Bank PLC	CNY	28,790	USD	4,163	10/25/18	(23,033)
Barclays Bank PLC	USD	11,846	CNY	81,408	10/25/18	(9,670)
Barclays Bank PLC	BRL	5,576	USD	1,369	11/05/18	(8,760)
Barclays Bank PLC	HKD	20,538	USD	2,620	11/14/18	(5,095)
Barclays Bank PLC	USD	2,045	HKD	16,028	11/14/18	3,371
Barclays Bank PLC	USD	2,053	HUF	572,990	11/14/18	11,455
Barclays Bank PLC	USD	9,608	ZAR	143,856	11/14/18	507,529
Barclays Bank PLC	USD	8,872	ZAR	123,738	11/14/18	(171,931)
Barclays Bank PLC	KRW	8,583,503	USD	7,630	11/15/18	(112,636)
Barclays Bank PLC	USD	17,470	MYR	70,963	11/29/18	(338,286)

58 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	TWD	402,925	USD	13,191	12/11/18	$(112,674)
Barclays Bank PLC	INR	343,452	USD	4,913	12/13/18	230,813
Barclays Bank PLC	USD	2,932	INR	215,731	12/13/18	9,333
Barclays Bank PLC	USD	2,722	INR	199,672	12/13/18	(239)
BNP Paribas SA	TRY	45,254	USD	8,916	11/14/18	1,625,733
BNP Paribas SA	TWD	245,939	USD	8,060	12/11/18	(60,539)
BNP Paribas SA	USD	6,697	TWD	204,818	12/11/18	65,778
BNP Paribas SA	USD	6,382	INR	444,582	12/13/18	(321,141)
Citibank, NA	BRL	34,387	USD	8,588	10/02/18	73,687
Citibank, NA	BRL	11,021	USD	2,700	10/02/18	(28,915)
Citibank, NA	USD	8,297	BRL	34,387	10/02/18	217,770
Citibank, NA	USD	2,753	BRL	11,021	10/02/18	(23,617)
Citibank, NA	CNY	152,345	USD	22,601	10/25/18	451,653
Citibank, NA	MXN	117,808	USD	6,183	11/14/18	(69,943)
Citibank, NA	TRY	25,364	USD	3,467	11/14/18	(618,765)
Citibank, NA	USD	2,055	CZK	45,620	11/14/18	3,881
Citibank, NA	USD	30,862	MXN	602,555	11/14/18	1,120,712
Citibank, NA	USD	12,336	KRW	13,950,592	11/15/18	247,317
Citibank, NA	USD	17,564	TWD	536,837	12/11/18	160,923
Citibank, NA	INR	2,710,037	USD	38,741	12/13/18	1,797,871
Credit Suisse International	USD	5,269	COP	15,847,518	10/12/18	79,840
Credit Suisse International	USD	2,474	TRY	15,872	11/14/18	83,243
Credit Suisse International	INR	789,351	USD	11,376	12/13/18	615,908
HSBC Bank USA	HKD	360,021	USD	45,955	11/14/18	(61,620)
HSBC Bank USA	USD	3,916	HKD	30,705	11/14/18	8,468
JPMorgan Chase Bank, NA	CNY	49,151	USD	7,194	10/25/18	48,057
JPMorgan Chase Bank, NA	USD	4,085	CNY	28,381	10/25/18	41,018
JPMorgan Chase Bank, NA	USD	6,155	PLN	22,792	11/14/18	32,694
Morgan Stanley Capital Services, Inc.	BRL	14,702	USD	3,569	10/02/18	(71,102)
Morgan Stanley Capital Services, Inc.	USD	3,672	BRL	14,702	10/02/18	(31,504)
Morgan Stanley Capital Services, Inc.	USD	13,461	CLP	8,977,062	10/12/18	189,821
Morgan Stanley Capital Services, Inc.	CNY	38,717	USD	5,660	10/25/18	31,227
Morgan Stanley Capital Services, Inc.	USD	7,949	CNY	53,810	10/25/18	(125,917)
Morgan Stanley Capital Services, Inc.	USD	3,559	BRL	14,702	11/05/18	72,540
Morgan Stanley Capital Services, Inc.	GBP	9,869	USD	12,634	11/14/18	(254,126)
Morgan Stanley Capital Services, Inc.	USD	2,743	HKD	21,496	11/14/18	4,906
Morgan Stanley Capital Services, Inc.	USD	5,874	ZAR	88,057	11/14/18	318,078
Morgan Stanley Capital Services, Inc.	USD	19,803	ZAR	265,360	11/14/18	(1,144,659)
Morgan Stanley Capital Services, Inc.	ZAR	29,683	USD	2,061	11/14/18	(25,744)

abfunds.com	AB BLENDED STYLE FUNDS | 59

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.	KRW	5,367,089	USD	4,823	11/15/18	$(18,403)
Standard Chartered Bank	USD	2,783	HKD	21,815	11/14/18	5,245
Standard Chartered Bank	USD	3,126	ZAR	45,590	11/14/18	79,900
State Street Bank & Trust Co.	TRY	10,603	USD	2,059	11/14/18	350,539
State Street Bank & Trust Co.	USD	3,348	HKD	26,235	11/14/18	5,686
State Street Bank & Trust Co.	USD	30,117	THB	1,000,394	11/14/18	857,557

						$5,485,123

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate market value of these securities amounted to $74,432,896 or 5.5% of net assets.

(c)	Illiquid security.

(d)	Fair valued by the Adviser.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	Affiliated investments.

(g)	The rate shown represents the 7-day yield as of period end.

(h)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

BRL – Brazilian Real

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

INR – Indian Rupee

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

PLN – Polish Zloty

RUB – Russian Ruble

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

JSC – Joint Stock Company

MSCI – Morgan Stanley Capital International

PJSC – Public Joint Stock Company

See notes to financial statements.

60 | AB BLENDED STYLE FUNDS	abfunds.com

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2018

	International Portfolio		Tax-Managed International Portfolio		Emerging Markets Portfolio
Assets
Investments in securities at value
Unaffiliated issuers	$1,482,416,232		$3,419,178,116		$1,314,807,939
Affiliated issuers	49,493,883		123,105,121		21,511,786
Foreign currencies, at value(a)	3,685,468		10,318,520		13,112,720
Cash	– 0	–	– 0	–	3,775
Cash collateral due from broker	2,153,250		5,665,700		1,952,601
Receivables:
Unaffiliated interest and dividends	4,334,187		10,001,681		1,380,736
Affiliated dividends	69,624		159,584		25,470
Foreign withholding tax reclaims	1,882,477		4,475,866		49,484
Investment securities sold and foreign currency transactions	26,640,723		62,327,012		14,306,073
Capital shares sold	288,867		2,836,121		1,208,050
Unrealized appreciation of forward currency exchange contracts	6,660,161		18,200,813		9,414,910

Total assets	1,577,624,872		3,656,268,534		1,377,773,544

Liabilities
Due to custodian	– 0	–	1,070,000		– 0	–
Cash collateral due to broker	4,013,000		9,223,000		4,780,000
Payables:
Investment securities purchased and foreign currency transactions	25,555,998		58,420,677		14,550,313
Management fee	850,422		1,885,164		936,566
Capital shares redeemed	1,137,905		944,596		361,782
Variation margin on futures	321,767		851,551		329,732
Shareholder servicing fee	216,539		573,884		214,367
Transfer Agent fee	20,928		31,945		60,280
Distribution fee	4,906		618		– 0	–
Accrued expenses and other liabilities	310,923		513,739		391,558
Unrealized depreciation of forward currency exchange contracts	3,631,795		17,671,889		3,929,787

Total liabilities	36,064,183		91,187,063		25,554,385

Net Assets	$1,541,560,689		$3,565,081,471		$1,352,219,159

(a)	Cost: $3,731,618, $10,397,908 and $13,099,718, respectively. (Note 1)

See notes to financial statements.

abfunds.com	AB BLENDED STYLE FUNDS | 61

STATEMENT OF ASSETS AND LIABILITIES (continued)

	International Portfolio	Tax-Managed International Portfolio	Emerging Markets Portfolio
Cost of investments
Unaffiliated issuers	$1,339,980,657	$3,127,333,491	$1,291,174,249
Affiliated issuers	49,493,883	123,105,121	21,511,786
Net Assets Consist of:
Capital stock, at par	$87,049	$200,924	$47,628
Additional paid-in capital	1,382,877,816	3,239,472,471	1,234,776,592
Distributable earnings(b)	158,595,824	325,408,076	117,394,939

	$1,541,560,689	$3,565,081,471	$1,352,219,159

(b)	Net of accrued foreign capital gains taxes of $53,188, $102,492 and $0, respectively.

See notes to financial statements.

62 | AB BLENDED STYLE FUNDS	abfunds.com

STATEMENT OF ASSETS AND LIABILITIES (continued)

	International Portfolio	Tax-Managed International Portfolio	Emerging Markets Portfolio
Calculation of Maximum Offering Price
International Class/Tax-Managed International Class/Emerging Markets Class Shares
Net Assets	$1,172,933,329	$3,112,837,540	$1,174,311,884
Shares of capital stock outstanding	66,007,432	175,140,961	41,370,098

Net asset value, offering and redemption price per share	$17.77	$17.77	$28.39

Class A Shares
Net Assets	$23,252,731	$2,629,148
Shares of capital stock outstanding	1,330,223	150,050

Net asset value and redemption price per share	$17.48	$17.52
Sales charge—4.25% of public offering price	0.78	0.78

Maximum offering price	$18.26	$18.30

Class B Shares
Net Assets	$2,834.44	$4,259.25
Shares of capital stock outstanding	158.74	240.42

Net asset value and offering price per share	$17.86	$17.72

Class C Shares
Net Assets	$718,073	$180,540
Shares of capital stock outstanding	40,873	10,247

Net asset value and offering price per share	$17.57	$17.62

Class Z Shares
Net Assets	$344,653,722	$449,429,984	$177,907,275
Shares of capital stock outstanding	19,670,255	25,622,866	6,258,398

Net asset value and offering price per share	$17.52	$17.54	$28.43

See notes to financial statements.

abfunds.com	AB BLENDED STYLE FUNDS | 63

STATEMENT OF OPERATIONS

Year Ended September 30, 2018

	International Portfolio	Tax-Managed International Portfolio	Emerging Markets Portfolio
Investment Income
Income:
Interest	$30,995	$88,633	$	– 0	–
Dividends
Unaffiliated issuers(a)	37,414,899	86,534,607		32,954,020
Affiliated issuers	323,718	673,855		125,318
Other income	1,595	3,651		1,488

Total income	37,771,207	87,300,746		33,080,826

Expenses:
Management fee (see Note 2A)	12,696,980	28,076,008		15,003,194
Shareholder servicing fee (see Note 2B)	3,137,528	8,169,329		3,290,344
Custodian fee	391,684	597,681		647,145
Transfer Agent fee – Non-Retail Class	123,914	175,538		289,110
Transfer Agent fee – Class A	27,541	4,884		– 0	–
Transfer Agent fee – Class B	17	19		– 0	–
Transfer Agent fee – Class C	976	383		– 0	–
Transfer Agent fee – Class Z	66,548	88,877		37,908
Distribution fees – Class A	59,744	5,899		– 0	–
Distribution fees – Class B	49	50		– 0	–
Distribution fees – Class C	7,942	1,797		– 0	–
Auditing and tax fees	127,236	167,866		71,358
Directors’ fees and expenses	53,046	121,705		49,664
Registration fees	92,926	85,363		42,022
Printing fees	55,064	45,435		60,885
Legal fees	44,704	109,451		42,880
Miscellaneous	52,253	109,903		69,024

Total expenses	16,938,152	37,760,188		19,603,534
Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2B)	(297,278)	(538,510)		(106,666)

Net expenses	16,640,874	37,221,678		19,496,868

Net investment income	21,130,333	50,079,068		13,583,958

(a)	Net of foreign withholding taxes of $4,222,079, $9,791,634 and $3,869,931 for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

See notes to financial statements.

64 | AB BLENDED STYLE FUNDS	abfunds.com

STATEMENT OF OPERATIONS (continued)

	International Portfolio		Tax-Managed International Portfolio		Emerging Markets Portfolio
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(b)	$75,695,854		$131,189,625		$98,409,147
Forward currency exchange contracts	(15,179,298)		(19,066,624)		316,853
Futures	96,136		989,484		(1,087,738)
Swaps	– 0	–	– 0	–	– 0	–
Foreign currency transactions	71,043		(1,040,343)		(628,683)

Net realized gain (loss) on investment and foreign currency transactions	60,683,735		112,072,142		97,009,579

Net change in unrealized appreciation/depreciation of:
Investments(c)	(92,015,991)		(175,653,679)		(235,954,823)
Forward currency exchange contracts	2,228,981		(8,117,919)		5,442,821
Futures	438,096		955,322		229,337
Swaps	– 0	–	– 0	–	– 0	–
Foreign currency denominated assets and liabilities	(110,205)		(199,534)		6,228

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(89,459,119)		(183,015,810)		(230,276,437)

Net realized and unrealized loss on investment and foreign currency transactions	(28,775,384)		(70,943,668)		(133,266,858)

Contributions from affiliates (see Note 2A)	– 0	–	– 0	–	31,039

Net Increase (Decrease) in Net Assets Resulting from Operations	$(7,645,051)		$(20,864,600)		$(119,651,861)

(b)	Net of foreign capital gains taxes of $120,810, $271,056 and $(1,208,610) for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

(c)

Net of decrease in accrued foreign capital gains taxes of $535,233, $1,147,805 and $3,555,719 for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

See notes to financial statements.

abfunds.com	AB BLENDED STYLE FUNDS | 65

STATEMENT OF CHANGES IN NET ASSETS

	International Portfolio
	Year Ended 9/30/18		Year Ended 9/30/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$21,130,333		$20,576,512
Net realized gain on investment and foreign currency transactions	60,683,735		104,279,908
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(89,459,119)		123,186,326

Net increase (decrease) in net assets resulting from operations	(7,645,051)		248,042,746
Distributions to Shareholders*
International Class	(14,325,300)		(22,632,899)
Class A	(281,507)		(63,772)
Class B	– 0	–	(134)
Class C	– 0	–	(13,155)
Class Z	(4,358,244)		(3,168,395)

Total distributions to shareholders	(18,965,051)		(25,878,355)

Capital-Share Transactions:
Net proceeds from sales of shares	151,280,982		287,597,234
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	17,145,634		23,149,102

Total proceeds from shares sold	168,426,616		310,746,336
Cost of shares redeemed	(257,377,009)		(397,362,403)

Net decrease in net assets from capital-share transactions	(88,950,393)		(86,616,067)

Net increase (decrease) in net assets	(115,560,495)		135,548,324
Net Assets:
Beginning of period	1,657,121,184		1,521,572,860

End of period	$1,541,560,689		$1,657,121,184

*	The prior year amount has been reclassified to conform with the current year’s presentation. See Note 7, Recent Accounting Pronouncements, in the Notes to Financial Statements for more information.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

Tax-Managed International Portfolio
Year Ended 9/30/18	Year Ended 9/30/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$50,079,068	$50,458,101
Net realized gain on investment and foreign currency transactions	112,072,142	305,647,550
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(183,015,810)	218,766,215

Net increase (decrease) in net assets resulting from operations	(20,864,600)	574,871,866
Distributions to Shareholders*
Tax-Managed International Class	(44,003,206)	(54,948,127)
Class A	(24,488)	(26,996)
Class B	(17)	(46)
Class C	– 0	–	(3,206)
Class Z	(6,571,034)	(6,750,440)

Total distributions to shareholders	(50,598,745)	(61,728,815)

Capital-Share Transactions:
Net proceeds from sales of shares	283,803,721	332,781,289
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	41,956,974	50,654,235

Total proceeds from shares sold	325,760,695	383,435,524
Cost of shares redeemed	(386,197,982)	(787,378,472)

Net decrease in net assets from capital-share transactions	(60,437,287)	(403,942,948)

Net increase (decrease) in net assets	(131,900,632)	109,200,103
Net Assets:
Beginning of period	3,696,982,103	3,587,782,000

End of period	$3,565,081,471	$3,696,982,103

*	The prior year amount has been reclassified to conform with the current year’s presentation. See Note 7, Recent Accounting Pronouncements, in the Notes to Financial Statements for more information.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	Emerging Markets Portfolio
	Year Ended 9/30/18	Year Ended 9/30/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$13,583,958	$9,765,289
Net realized gain on investment and foreign currency transactions	97,009,579	123,757,236
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(230,276,437)	120,141,379
Contributions from affiliates (see Note 2A)	31,039	52,505

Net increase (decrease) in net assets resulting from operations	(119,651,861)	253,716,409
Distributions to Shareholders*
Emerging Markets Class	(10,055,242)	(6,719,437)
Class Z	(1,916,019)	(1,038,554)

Total distributions to shareholders	(11,971,261)	(7,757,991)

Capital-Share Transactions:
Net proceeds from sales of shares	176,902,096	234,666,601
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	10,565,975	5,946,621

Total proceeds from shares sold	187,468,071	240,613,222
Cost of shares redeemed	(189,695,193)	(338,833,172)

Net decrease in net assets from capital-share transactions	(2,227,122)	(98,219,950)

Net increase (decrease) in net assets	(133,850,244)	147,738,468
Net Assets:
Beginning of period	1,486,069,403	1,338,330,935

End of period	$1,352,219,159	$1,486,069,403

*	The prior year amount has been reclassified to conform with the current year’s presentation. See Note 7, Recent Accounting Pronouncements, in the Notes to Financial Statements for more information.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

September 30, 2018

NOTE 1.

Organization and Significant Accounting Policies

The Class A, B, C and Z shares (collectively, the “AB International Retail Class shares”) of AB International Portfolio and AB Tax-Managed International Portfolio and the Class Z shares of AB Emerging Markets Portfolio are shares of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio (the “Portfolios”), respectively, of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 15 portfolios each with its own investment objective. Class Z shares are currently offered exclusively to registered investment companies (or their series) managed by AllianceBernstein L.P. (the “Adviser”). Class R shares for the International Portfolio have been authorized but currently are not offered. Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are subject to a contingent deferred sales charge which declines from 4% to 0% depending on the period of time the shares are held. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. These financial statements include only the AB International Retail Class shares. The financial highlights of the International, Tax-Managed International and Emerging Markets Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

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NOTES TO FINANCIAL STATEMENTS (continued)

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

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Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

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Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2018:

International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$36,251,180		$273,771,069		$	– 0	–	$310,022,249
Consumer Discretionary	37,675,799		180,546,671			– 0	–	218,222,470
Industrials	14,899,437		164,225,031			– 0	–	179,124,468
Information Technology	11,550,727		154,864,991			– 0	–	166,415,718
Consumer Staples	11,246,634		141,085,797			– 0	–	152,332,431
Materials	11,828,111		114,801,562			– 0	–	126,629,673
Health Care	15,031,888		96,181,156			– 0	–	111,213,044
Energy	– 0	–	97,157,798			– 0	–	97,157,798
Communication Services	– 0	–	85,618,919			– 0	–	85,618,919
Utilities	8,270,300		9,926,483			– 0	–	18,196,783
Real Estate	– 0	–	17,482,679			– 0	–	17,482,679
Short-Term Investments	49,493,883		– 0	–		– 0	–	49,493,883

Total Investments in Securities	196,247,959		1,335,662,156	(a)		– 0	–	1,531,910,115
Other Financial Instruments(b):
Assets:
Futures	469,240		– 0	–		–0	–	469,240	(c)
Forward Currency Exchange Contracts	– 0	–	6,660,161			– 0	–	6,660,161
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(3,631,795)			– 0	–	(3,631,795)

Total(d)(e)	$196,717,199		$1,338,690,522		$	– 0	–	$1,535,407,721

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Tax-Managed International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$83,794,629		$631,236,723		$	– 0	–	$715,031,352
Consumer Discretionary	87,871,605		414,772,350			– 0	–	502,643,955
Industrials	34,405,642		378,454,946			– 0	–	412,860,588
Information Technology	26,553,790		357,218,402			– 0	–	383,772,192
Consumer Staples	26,010,301		326,262,158			– 0	–	352,272,459
Materials	27,570,725		263,351,819			– 0	–	290,922,544
Health Care	34,291,880		222,691,859			– 0	–	256,983,739
Energy	– 0	–	224,722,661			– 0	–	224,722,661
Communication Services	– 0	–	197,666,913			– 0	–	197,666,913
Utilities	19,211,390		22,943,073			– 0	–	42,154,463
Real Estate	– 0	–	40,147,250			– 0	–	40,147,250
Short-Term Investments	123,105,121		– 0	–		– 0	–	123,105,121

Total Investments in Securities	462,815,083		3,079,468,154	(a)		– 0	–	3,542,283,237
Other Financial Instruments(b):
Assets:
Futures	999,653		– 0	–		– 0	–	999,653	(c)
Forward Currency Exchange Contracts	– 0	–	18,200,813			– 0	–	18,200,813
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(17,671,889)			– 0	–	(17,671,889)

Total(d)(f)	$463,814,736		$3,079,997,078		$	– 0	–	$3,543,811,814

Emerging Markets Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$82,534,419		$279,748,822		$	– 0	–	$362,283,241
Information Technology	6,123,465		263,275,543			– 0	–	269,399,008
Consumer Discretionary	101,054,105		36,452,143			– 0	–	137,506,248
Materials	27,333,312		98,309,642			0	(g)	125,642,954
Communication Services	44,342,140		65,410,385			– 0	–	109,752,525
Industrials	34,053,907		42,676,081			– 0	–	76,729,988
Energy	50,769,631		25,364,734			– 0	–	76,134,365
Consumer Staples	1,749,156		66,384,665			– 0	–	68,133,821
Health Care	14,698,294		33,873,865			– 0	–	48,572,159
Real Estate	5,454,591		6,403,674			– 0	–	11,858,265
Utilities	7,609,610		– 0	–		– 0	–	7,609,610

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Investments in Securities:	Level 1			Level 2		Level 3			Total
Equity Linked Notes	$	– 0	–	$21,185,755		$	– 0	–	$21,185,755
Short-Term Investments		21,511,786		– 0	–		– 0	–	21,511,786

Total Investments in Securities		397,234,416		939,085,309	(a)		– 0	–	1,336,319,725
Other Financial Instruments(b):
Assets:
Futures		229,337		– 0	–		– 0	–	229,337	(c)
Forward Currency Exchange Contracts		– 0	–	9,414,910			– 0	–	9,414,910
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(3,929,787)			– 0	–	(3,929,787)

Total(h)(i)(j)		$397,463,753		$944,570,432		$	– 0	–	$1,342,034,185

(a)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the Portfolio of Investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(d)	There were de minimis transfers under 1% of net assets from Level 1 to Level 2 during the reporting period.

(e)	An amount of $30,858,294 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

(f)	An amount of $77,371,898 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

(g)	The Portfolio held securities with zero market value at period end.

(h)	An amount of $3,375,804 was transferred from Level 1 to Level 2 due to decrease in trading volume during the reporting period.

(i)	An amount of $11,138,840 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(j)	An amount of $34,142,633 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

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The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Emerging Markets Portfolio	Common Stocks(a)			Total
Balance as of 9/30/17	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		– 0	–		– 0	–
Purchases		– 0	–		– 0	–
Sales		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 9/30/18	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18(b)	$	– 0	–	$	– 0	–

(a)	The Portfolio held securities with zero market value at period end.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

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In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its

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income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, International Portfolio and Tax-Managed International Portfolio filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2018, the Portfolios did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except

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for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to contributions from adviser and expiration of capital loss carryforwards are reflected as adjustments to the components of net assets as of September 30, 2018, as shown below:

Portfolio	Increase (Decrease) to Additional Paid-in Capital	Increase (Decrease) to Distributable Earnings/ Accumulated Loss
International Portfolio	$(846,702,072)	$846,702,072
Tax-Managed International Portfolio	(1,589,979,493)	1,589,979,493
Emerging Markets Portfolio	(31,041)	31,041

I. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolios’ ability to dispose of the underlying securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	Annual Percentage of Average Daily Net Assets of Each Portfolio
Portfolio	First $2.5 Billion	Next $2.5 Billion	Thereafter
International	0.750%	0.650%	0.600%

	First $2.5 Billion	Next $2.5 Billion	Thereafter
Tax-Managed International	0.750%	0.650%	0.600%

	First $2.5 Billion	Next $2.5 Billion	Thereafter
Emerging Markets	0.950%	0.900%	0.850%

Prior to January 1, 2018, the below Portfolios paid the Adviser an investment management fee, based on an annual rate, for such services as follows:

	Annual Percentage of Average Daily Net Assets of Each Portfolio
Portfolio		First $1 Billion	Next $3 Billion	Next $2 Billion	Next $2 Billion	Thereafter
International		0.925%	0.850%	0.800%	0.750%	0.650%

	First $1 Billion	First $3 Billion	Next $2 Billion	Next $2 Billion	Next $2 Billion	Thereafter
Tax-Managed International	0.925%	0.850%	0.800%	0.750%	0.650%	0.600%

		First $1 Billion	Next $1 Billion	Next $1 Billion	Next $3 Billion	Thereafter
Emerging Markets		1.175%	1.050%	1.000%	0.900%	0.850%

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Prior to January 1, 2018, the Adviser voluntarily waived the annual investment management fees of the International Portfolio and Tax-Managed International Portfolio by an amount equal to .05% per annum of the respective average net assets. Prior to January 1, 2018, the Adviser voluntarily waived the annual investment management fees of the Emerging Markets Portfolio by an amount equal to .025% per annum of the respective average net assets. For the year ended September 30, 2018, such waivers amounted to $207,310, $467,064 and $96,043 for the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively.

Prior to January 27, 2018, the Adviser agreed to bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis (the “Expense Cap”) to 1.20%, 1.95%, 1.95% and .95% of average daily net assets for Class A, Class B, Class C and Class Z shares, respectively, for the International Portfolio and Tax-Managed International Portfolio and 1.25% for Class Z shares, for the Emerging Markets Portfolio. For the year ended September 30, 2018, there was no such reimbursement.

During the year ended September 30, 2018 the Adviser reimbursed the Emerging Markets Portfolio $31,039 for trading losses incurred due to trade entry errors. During the year ended September 30, 2017 the Adviser reimbursed the Emerging Markets Portfolio $52,505 for trading losses incurred due to trade entry errors.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to the Fund, the Portfolios and individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the International, Tax-Managed International and Emerging Markets Class shares of the Portfolios. Under the agreement, the fee paid by the International, Tax-Managed International and Emerging Markets Class shares to the Adviser for services under this agreement is at an annual rate of .25%, annualized of the average daily net assets of each Portfolio attributable to the respective class during the month.

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Under a Transfer Agency Agreement between the Fund, on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. Such compensation retained by ABIS amounted to: International Portfolio, $66,547, Tax-Managed International Portfolio, $88,877 and Emerging Markets Portfolio, $37,908 for the year ended September 30, 2018.

The Adviser is currently waiving the costs of transfer agency fees for Classes A, B and C and printing fees for Classes A, B, C and Z of the International and Tax-Managed International Portfolios. For the year ended September 30, 2018, such waivers amounted to $61,006 and $11,895, respectively.

C. Distribution Arrangements—International, Tax-Managed International and Emerging Markets Class Shares

Under the Distribution Agreement between the Fund, on behalf of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell International, Tax-Managed International and Emerging Markets Class shares of the Portfolios. This agreement does not apply to the AllianceBernstein International Retail Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—AB International Retail Classes

The Retail Classes of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30% of the Class A shares and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of the Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Retail Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
International	$196,275	$1,463,060
Tax-Managed International	225,604	1,237,525

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While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Investments in Affiliated Issuers

The Portfolios may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”), advised by the Adviser, which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of the Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Portfolios in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolios’ pro rata share of the effective advisory fee of the Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the year ended September 30, 2018, such waivers amounted to:

Amount
International	$28,962
Tax-Managed International	59,551
Emerging Markets	10,623

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the year ended September 30, 2018 is as follows:

Portfolio	Market Value 9/30/17 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 9/30/18 (000)	Dividend Income (000)
International	$	– 0	–	$166,648	$117,154	$49,494	$324
Tax-Managed International		– 0	–	482,616	359,511	123,105	674
Emerging Markets		– 0	–	164,124	142,612	21,512	125

F. Other Transactions with Affiliates

The Retail Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the year ended September 30, 2018, as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A		Class B			Class C
International	$293	$38		$	– 0	–	$12
Tax-Managed International	187	– 0	–		– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the year ended September 30, 2018 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co., LLC			Sanford C. Bernstein & Co., Ltd.
International	$793,136	$	– 0	–	$	– 0	–
Tax-Managed International	1,768,639		– 0	–		– 0	–
Emerging Markets	1,993,220		– 0	–		– 0	–

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the year ended September 30, 2018, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
International	$706,428,030	$	– 0	–	$797,470,612	$	– 0	–
Tax-Managed International	1,632,431,230		– 0	–	1,710,125,336		– 0	–
Emerging Markets	960,990,382		– 0	–	988,273,001		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
International	$1,395,051,429	$212,524,976	$(76,012,541)	$136,512,435
Tax-Managed International	3,267,313,151	480,630,534	(206,222,591)	274,407,943
Emerging Markets	1,315,463,855	172,626,213	(151,236,622)	21,389,591

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2018, the Portfolios held futures for non-hedging purposes.

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•	Forward Currency Exchange Contracts

The Portfolios may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2018, the International Portfolio and Tax-Managed International Portfolio held forward currency exchange contracts for hedging purposes. During the year ended September 30, 2018, Emerging Markets Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations,

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NOTES TO FINANCIAL STATEMENTS (continued)

collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended September 30, 2018, the Portfolios had entered into the following derivatives:

International Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures	$469,240	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	6,660,161		Unrealized depreciation on forward currency exchange contracts	$3,631,795

Total		$7,129,401			$3,631,795

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the Portfolio of Investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$96,136	$438,096

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(15,179,298)	2,228,981

Total		$(15,083,162)	$2,667,077

Tax-Managed International Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures	$999,653	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	18,200,813		Unrealized depreciation on forward currency exchange contracts	$17,671,889

Total		$19,200,466			$17,671,889

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the Portfolio of Investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$989,484	$955,322

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(19,066,624)	$(8,117,919)

Total		$(18,077,140)	$(7,162,597)

Emerging Markets Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures	$229,337	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	9,414,910		Unrealized depreciation on forward currency exchange contracts	$3,929,787

Total		$9,644,247			$3,929,787

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the Portfolio of Investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,087,738)	$229,337

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	316,853	5,442,821

Total		$(770,885)	$5,672,158

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NOTES TO FINANCIAL STATEMENTS (continued)

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended September 30, 2018:

International Portfolio
Futures:
Average original value of buy contracts	$22,832,643
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$463,297,771
Average principal amount of sale contracts	$467,813,254

Tax-Managed International Portfolio
Futures:
Average original value of buy contracts	$62,469,809
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,096,143,870
Average principal amount of sale contracts	$1,112,561,974

Emerging Markets Portfolio
Futures:
Average original value of buy contracts	$14,624,417	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$236,955,625
Average principal amount of sale contracts	$241,781,679

(a)	Positions were open for three months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of September 30, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

International Portfolio
Counterparty	Derivatives Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Barclays Bank PLC	$300,916	$(300,916)		$	– 0	–	$	– 0	–	$	– 0	–
Citibank, NA	1,996,244	(979,518)			(954,000)			– 0	–		62,726
Credit Suisse International	561,039	(280,070)			– 0	–		– 0	–		280,969
Deutsche Bank AG	31,952	– 0	–		– 0	–		– 0	–		31,952

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Counterparty	Derivatives Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
HSBC Bank USA	$4,858	$	– 0	–	$	– 0	–	$	– 0	–	$4,858
JPMorgan Chase Bank, NA	21,336		(21,336)			– 0	–		– 0	–	– 0	–
Morgan Stanley & Co., Inc.	597,947		(481,979)			– 0	–		– 0	–	115,968
Natwest Markets PLC	50,837		(17,226)			– 0	–		– 0	–	33,611
Standard Chartered Bank	3,095,032		(273,146)			(2,821,886)			– 0	–	– 0	–

Total	$6,660,161		$(2,354,191)			$(3,775,886)		$	– 0	–	$530,084	^

Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Bank of America, NA	$42,129	$	– 0	–	$	– 0	–	$	– 0	–	$42,129
Barclays Bank PLC	619,752		(300,916)			– 0	–		– 0	–	318,836
Citibank, NA	979,518		(979,518)			– 0	–		– 0	–	– 0	–
Credit Suisse International	280,070		(280,070)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	282,729		(21,336)			– 0	–		– 0	–	261,393
Morgan Stanley & Co., Inc.	481,979		(481,979)			– 0	–		– 0	–	– 0	–
Natwest Markets PLC	17,226		(17,226)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	273,146		(273,146)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	506,929		– 0	–		– 0	–		– 0	–	506,929
UBS AG	148,317		– 0	–		– 0	–		– 0	–	148,317

Total	$3,631,795		$(2,354,191)		$	– 0	–	$	– 0	–	$1,277,604	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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Tax-Managed International Portfolio
Counterparty	Derivatives Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivatives Assets
Bank of America, NA	$168,440	$(168,440)		$ – 0	–	$	– 0	–	$ – 0	–
Barclays Bank PLC	605,660	(605,660)		– 0	–		– 0	–	– 0	–
BNP Paribas SA	59,655	– 0	–	– 0	–		– 0	–	59,655
Citibank, NA	3,382,182	(1,643,642)		(1,738,540)			– 0	–	– 0	–
Credit Suisse International	1,977,083	(1,977,083)		– 0	–		– 0	–	– 0	–
Deutsche Bank AG	194,737	– 0	–	– 0	–		– 0	–	194,737
HSBC Bank USA	178,950	(178,950)		– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	2,049,752	(850,623)		– 0	–		– 0	–	1,199,129
Morgan Stanley & Co., Inc.	529,729	(529,729)		– 0	–		– 0	–	– 0	–
Natwest Markets PLC	151,734	(151,734)		– 0	–		– 0	–	– 0	–
Northern Trust Co.	1,095,202	– 0	–	– 0	–		– 0	–	1,095,202
Standard Chartered Bank	7,120,473	(603,402)		(6,517,071)			– 0	–	– 0	–
State Street Bank & Trust Co.	253,730	(253,730)		– 0	–		– 0	–	– 0	–
UBS AG	433,486	(205,536)		– 0	–		– 0	–	227,950

Total	$18,200,813	$(7,168,529)		$(8,255,611)		$	– 0	–	$2,776,673	^

Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Bank of America, NA	$841,116	$(168,440)		$(290,000)		$	– 0	–	$382,676
Barclays Bank PLC	713,321	(605,660)		– 0	–		– 0	–	107,661
Brown Brothers Harriman & Co.	190,165	– 0	–	– 0	–		– 0	–	190,165
Citibank, NA	1,643,642	(1,643,642)		– 0	–		– 0	–	– 0	–

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Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
Credit Suisse International	$2,309,276	$(1,977,083)	$	– 0	–	$	– 0	–	$332,193
Goldman Sachs Bank USA	79,826	– 0	–	– 0	–	– 0	–	79,826
HSBC Bank USA	1,175,591	(178,950)	– 0	–	– 0	–	996,641
JPMorgan Chase Bank, NA	850,623	(850,623)	– 0	–	– 0	–	– 0	–
Morgan Stanley & Co., Inc.	1,763,927	(529,729)	– 0	–	– 0	–	1,234,198
Natwest Markets PLC	6,809,052	(151,734)	– 0	–	– 0	–	6,657,318
Standard Chartered Bank	603,402	(603,402)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	486,412	(253,730)	– 0	–	– 0	–	232,682
UBS AG	205,536	(205,536)	– 0	–	– 0	–	– 0	–

Total	$17,671,889	$(7,168,529)	$(290,000)	$	– 0	–	$10,213,360	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Emerging Markets Portfolio
Counterparty	Derivatives Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Bank of America, NA	$44,158	$(44,158)		$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	780,700	(780,700)			– 0	–		– 0	–		– 0	–
BNP Paribas SA	1,691,511	(381,680)			(1,290,000)			– 0	–		19,831
Citibank, NA	4,073,814	(741,240)			(2,940,000)			– 0	–		392,574
Credit Suisse International	778,991	– 0	–		(550,000)			– 0	–		228,991
HSBC Bank USA	8,468	(8,468)			– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	121,769	– 0	–		– 0	–		– 0	–		121,769

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Counterparty	Derivatives Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivatives Assets
Morgan Stanley Capital Services, Inc.	$616,572	$(616,572)		$ – 0	–	$	– 0	–	$	– 0	–
Standard Chartered Bank	85,145	– 0	–	– 0	–		– 0	–		85,145
State Street Bank & Trust Co.	1,213,782	– 0	–	– 0	–		– 0	–		1,213,782

Total	$9,414,910	$(2,572,818)		$(4,780,000)		$	– 0	–		$2,062,092	^

Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Bank of America, NA	$210,315	$(44,158)		$(166,157)		$	– 0	–	$	– 0	–
Barclays Bank PLC	863,477	(780,700)		(82,777)			– 0	–		– 0	–
BNP Paribas SA	381,680	(381,680)		– 0	–		– 0	–		– 0	–
Citibank, NA	741,240	(741,240)		– 0	–		– 0	–		– 0	–
HSBC Bank USA	61,620	(8,468)		– 0	–		– 0	–		53,152
Morgan Stanley Capital Services, Inc.	1,671,455	(616,572)		(200,000)			– 0	–		854,883

Total	$3,929,787	$(2,572,818)		$(448,934)		$	– 0	–		$908,035	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C. Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but

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securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2018 and September 30, 2017 were as follows:

Portfolio	2018	2017
International
Distributions paid from:
Ordinary income	$18,965,051	$25,878,355

Total distributions paid	$18,965,051	$25,878,355

Tax-Managed International
Distributions paid from:
Ordinary income	$50,598,745	$61,728,815

Total distributions paid	$50,598,745	$61,728,815

Emerging Markets
Distributions paid from:
Ordinary income	$11,971,261	$7,757,991

Total distributions paid	$11,971,261	$7,757,991

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains			Accumulated Capital and Other Losses(a)			Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
International	$22,185,529	$	– 0	–	$	– 0	–	$136,410,295	$158,595,824
Tax-Managed International	51,204,202		– 0	–		– 0	–	274,203,874	325,408,076
Emerging Markets	16,031,678		80,000,066			– 0	–	21,363,195	117,394,939

(a)

As of September 30, 2018, certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2018, International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio utilized capital loss carryforwards of $64,162,404, $107,897,824, and $15,680,918 respectively, to offset current year net realized gains. Additionally, International Portfolio and Tax-Managed International Portfolio had $846,702,072 and $1,589,979,492, respectively, of capital loss carryforwards expire during the fiscal year.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of interest on defaulted securities and dividends payable to shareholders.

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For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post- December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post- December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE 5.

Risks Involved in Investing in the Portfolios

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

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Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause a Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Market Risk—The Portfolios are subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Other governments have tried to support markets by buying stocks and through other market interventions. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios investments may be negatively affected.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

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Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments have been adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Sector Risk—The Portfolios may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolios’ investments.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

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Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 16.5 billion shares of common stock, par value $0.001 per share, of which 3.7 billion shares are allocated to the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio. The allocation is as follows:

	Allocation of Shares (in Millions)
Portfolio	Bernstein Class Shares	Retail Class A Shares		Retail Class B Shares		Retail Class C Shares		Retail Class R Shares		Retail Class Z Shares	Total
International	600	200		200		200		200		300	1,700
Tax-Managed International	600	200		200		200		– 0	–	300	1,500
Emerging Markets	200	– 0	–	– 0	–	– 0	–	– 0	–	300	500

Share transactions for each Portfolio for the years ended September 30, 2018 and September 30, 2017, were as follows:

	International Portfolio
	Shares		Amount
	Year Ended 9/30/18	Year Ended 9/30/17	Year Ended 9/30/18	Year Ended 9/30/17

International Class Shares
Shares sold	5,830,561	7,483,074	$106,836,738	$118,954,332

Shares issued to shareholders on reinvestment of dividends	689,746	1,336,312	12,511,988	19,911,064

Shares redeemed	(13,471,407)	(22,063,768)	(248,140,277)	(363,680,486)

Net decrease	(6,951,100)	(13,244,382)	$(128,791,551)	$(224,815,090)

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	International Portfolio
	Shares			Amount
	Year Ended 9/30/18		Year Ended 9/30/17		Year Ended 9/30/18		Year Ended 9/30/17

Class A Shares
Shares sold	305,388		1,062,230		$5,518,311		$17,941,202

Shares issued to shareholders on reinvestment of dividends	15,447		3,967		275,584		58,191

Shares converted from Class B	245		719		4,415		10,961

Shares converted from Class C	8,152		44,838		146,306		730,037

Shares redeemed	(265,975)		(95,430)		(4,777,156)		(1,518,459)

Net increase	63,257		1,016,324		$1,167,460		$17,221,932

Class B Shares
Shares sold	– 0	–	317	$	– 0	–	$4,672

Shares issued to shareholders on reinvestment of dividends	– 0	–	9		– 0	–	133

Shares converted to Class A	(239)		(705)		(4,415)		(10,961)

Shares redeemed	– 0	–	(590)		– 0	–	(9,392)

Net decrease	(239)		(969)		$(4,415)		$(15,548)

Class C Shares
Shares sold	13,613		14,393		$251,212		$234,350

Shares issued to shareholders on reinvestment of dividends	– 0	–	782		– 0	–	11,542

Shares converted to Class A	(8,116)		(44,702)		(146,306)		(730,037)

Shares redeemed	(18,065)		(22,278)		(327,223)		(341,744)

Net decrease	(12,568)		(51,805)		$(222,317)		$(825,889)

Class Z Shares
Shares sold	2,165,522		8,699,691		$38,524,000		$149,721,680

Shares issued to shareholders on reinvestment of dividends	244,149		215,963		4,358,062		3,168,172

Shares redeemed	(214,332)		(1,798,353)		(3,981,632)		(31,071,324)

Net increase	2,195,339		7,117,301		$38,900,430		$121,818,528

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Tax-Managed International Portfolio
Shares	Amount
Year Ended 9/30/18	Year Ended 9/30/17	Year Ended 9/30/18	Year Ended 9/30/17

Tax-Managed International Class Shares
Shares sold	12,986,722	15,801,467	$238,226,769	$254,717,530

Shares issued to shareholders on reinvestment of dividends	1,949,586	2,930,958	35,365,491	43,876,449

Shares redeemed	(20,856,302)	(43,277,193)	(385,116,105)	(720,956,205)

Net decrease	(5,919,994)	(24,544,768)	$(111,523,845)	$(422,362,226)

Class A Shares
Shares sold	52,190	4,449	$958,020	$69,658

Shares issued to shareholders on reinvestment of dividends	1,154	1,738	20,640	25,631

Shares converted from Class B	55	– 0	–	1,004	1

Shares converted from Class C	– 0	–	11,040	– 0	–	180,190

Shares redeemed	(8,578)	(9,567)	(156,561)	(154,008)

Net increase	44,821	7,660	$823,103	$121,472

Class B Shares
Shares issued to shareholders on reinvestment of dividends	1	3	17	45

Shares converted to Class A	(55)	0	(a)	(1,004)	(1)

Shares redeemed	0	(a)	(1)	(2)	(20)

Net increase (decrease)	(54)	2	$(989)	$24

Class C Shares
Shares sold	716	382	$13,000	$5,572

Shares issued to shareholders on reinvestment of dividends	– 0	–	128	– 0	–	1,895

Shares converted to Class A	– 0	–	(11,007)	– 0	–	(180,190)

Shares redeemed	(999)	(1,650)	(17,829)	(26,578)

Net decrease	(283)	(12,147)	$(4,829)	$(199,301)

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	Tax-Managed International Portfolio
	Shares		Amount
	Year Ended 9/30/18	Year Ended 9/30/17	Year Ended 9/30/18	Year Ended 9/30/17

Class Z Shares
Shares sold	2,472,793	4,508,015	$44,604,928	$77,808,338

Shares issued to shareholders on reinvestment of dividends	367,702	457,642	6,570,826	6,750,215

Shares redeemed	(49,575)	(3,825,356)	(906,481)	(66,061,470)

Net increase	2,790,920	1,140,301	$50,269,273	$18,497,083

(a)	Share amount is less than one full share.

	Emerging Markets Portfolio
	Shares		Amount
	Year Ended 9/30/18	Year Ended 9/30/17	Year Ended 9/30/18	Year Ended 9/30/17

Emerging Markets Class Shares
Shares sold	5,027,649	6,567,500	$158,902,236	$177,786,348

Shares issued to shareholders on reinvestment of dividends and distributions	273,652	195,234	8,650,126	4,908,179

Shares redeemed	(5,791,140)	(11,275,164)	(187,882,911)	(311,572,502)

Net decrease	(489,839)	(4,512,430)	$(20,330,549)	$(128,877,975)

Class Z Shares
Shares sold	571,269	1,850,969	$17,999,860	$56,880,253

Shares issued to shareholders on reinvestment of dividends and distributions	60,628	41,306	1,915,849	1,038,442

Shares redeemed	(51,878)	(885,752)	(1,812,282)	(27,260,670)

Net increase	580,019	1,006,523	$18,103,427	$30,658,025

At September 30, 2018, certain AllianceBerstein mutual funds owned 21%, 13% and 13% of International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively, in aggregate of the Portfolios’ outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolios’ performance.

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NOTE 7.

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect of the adoption of the rules will simplify certain disclosure requirements on the financial statements.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class A
Year Ended September 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 17.84	$ 15.49	$ 14.47	$ 15.63	$ 15.65

Income From Investment Operations
Net investment income(a)(b)	.24	.18	.25	^	.19	.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.38)	2.44	.99	(1.03)	(.16)
Contributions from affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total from investment operations	(.14)	2.62	1.24	(.84)	.19

Less: Dividends
Dividends from net investment income	(.22)	(.27)	(.22)	(.32)	(.21)

Net asset value, end of period	$ 17.48	$ 17.84	$ 15.49	$ 14.47	$ 15.63

Total Return
Total investment return based on net asset value(d)	(.80)%	17.27%	8.62	%^	(5.47)%	1.23%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$23,253	$22,599	$3,883	$4,172	$4,312
Average net assets (000 omitted)	$23,898	$7,637	$4,086	$4,436	$4,694
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.07%	1.15%	1.14%	1.16	%+	1.19%
Expenses, before waiver/reimbursements	1.21%	1.38%	1.74%	2.12	%+	1.69%
Net investment income(b)	1.31%	1.07%	1.70	%^	1.22	%+	2.14%
Portfolio turnover rate	45%	82%	77%	80%	67%

See footnote summary on page 112.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class B
Year Ended September 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 18.13	$ 15.68	$ 14.54	$ 15.64	$ 15.56

Income From Investment Operations
Net investment income(a)(b)	.04	.06	.10	^	.04	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.31)	2.50	1.04	(1.00)	(.14)
Contributions from affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total from investment operations	(.27)	2.56	1.14	(.96)	.08

Less: Dividends
Dividends from net investment income	– 0	–	(.11)	– 0	–	(.14)	.00	(c)

Net asset value, end of period	$ 17.86	$ 18.13	$ 15.68	$ 14.54	$ 15.64

Total Return
Total investment return based on net asset value(d)	(1.49)%	16.44%	7.86	%^	(6.17)%	.52%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$3	$7	$21	$55	$166
Average net assets (000 omitted)	$5	$14	$33	$104	$223
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.80%	1.88%	1.89%	1.89	%+	1.89%
Expenses, before waivers/reimbursements	2.20%	2.26%	2.65%	2.82	%+	2.49%
Net investment income(b)	.23%	.39%	.64	%^	.23	%+	1.38%
Portfolio turnover rate	45%	82%	77%	80%	67%

See footnote summary on page 112.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class C
Year Ended September 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 17.84	$ 15.47	$ 14.44	$ 15.58	$ 15.61

Income From Investment Operations
Net investment income(a)(b)	.10	.07	.14	^	.07	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.37)	2.44	.99	(1.02)	(.15)
Contributions from affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total from investment operations	(.27)	2.51	1.13	(.95)	.08

Less: Dividends
Dividends from net investment income	– 0	–	(.14)	(.10)	(.19)	(.11)

Net asset value, end of period	$ 17.57	$ 17.84	$ 15.47	$ 14.44	$ 15.58

Total Return
Total investment return based on net asset value(d)	(1.51)%	16.38%	7.81	%^	(6.13)%	.49%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$718	$953	$1,628	$1,838	$2,298
Average net assets (000 omitted)	$794	$1,241	$1,781	$2,130	$2,594
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.82%	1.90%	1.89%	1.90	%+	1.89%
Expenses, before waivers/reimbursements	1.97%	2.13%	2.51%	2.85	%+	2.41%
Net investment income(b)	.56%	.44%	.95	%^	.45	%+	1.43%
Portfolio turnover rate	45%	82%	77%	80%	67%

See footnote summary on page 112.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	International Portfolio
	Class Z
	Year Ended September 30,		January 15, 2016(e) to September 30, 2016
	2018	2017

Net asset value, beginning of period	$ 17.86	$ 15.52	$ 13.76

Income From Investment Operations
Net investment income(a)(b)	.28	.25	.30	^
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.37)	2.40	1.46

Total from investment operations	(.09)	2.65	1.76

Less dividends:
Dividends from net investment income	(.25)	(.31)	– 0	–

Net asset value, end of period	$ 17.52	$ 17.86	$ 15.52

Total Return
Total investment return based on net asset value(d)	(.53)%	17.48%	12.79	%^
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$344,654	$312,172	$160,704
Average net assets (000 omitted)	$332,735	$192,728	$132,402
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.84%	.92%	.92	%*
Expenses, before waivers/reimbursements	.86%	.98%	1.01	%*
Net investment income(b)	1.54%	1.53%	2.92	%^*
Portfolio turnover rate	45%	82%	77%

See footnote summary on page 112.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class A
Year Ended September 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 17.88	$ 15.57	$ 14.54	$ 15.71	$ 15.78

Income From Investment Operations
Net investment income(a)(b)	.27	.23	.26	^	.20	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.40)	2.36	1.00	(1.03)	(.17)
Contributions from affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total from investment operations	(.13)	2.59	1.26	(.83)	.19

Less: Dividends
Dividends from net investment income	(.23)	(.28)	(.23)	(.34)	(.26)

Net asset value, end of period	$ 17.52	$ 17.88	$ 15.57	$ 14.54	$ 15.71

Total Return
Total investment return based on net asset value(d)	(.74)%	16.98%	8.69	%^	(5.37)%	1.18%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$2,629	$1,882	$1,519	$1,410	$1,517
Average net assets (000 omitted)	$2,360	$1,630	$1,481	$1,518	$1,625
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.02%	1.10%	1.10%	1.12	%+	1.15%
Expenses, before waiver/reimbursements	1.24%	1.28%	1.46%	1.61	%+	1.55%
Net investment income(b)	1.47%	1.42%	1.76	%^	1.26	%+	2.19%
Portfolio turnover rate	46%	78%	69%	76%	64%

See footnote summary on page 112.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class B
Year Ended September 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 18.04	$ 15.69	$ 14.54	$ 15.73	$ 15.65

Income From Investment Operations
Net investment income(a)(b)	.10	.11	.14	^	.09	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.36)	2.40	1.01	(1.04)	(.16)
Contributions from affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total from investment operations	(.26)	2.51	1.15	(.95)	.08

Less: Dividends
Dividends from net investment income	(.06)	(.16)	– 0	–	(.24)	– 0	–

Net asset value, end of period	$ 17.72	$ 18.04	$ 15.69	$ 14.54	$ 15.73

Total Return
Total investment return based on net asset value(d)	(1.47)%	16.18%	7.91	%^	(6.09)%	.51%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$4	$5	$4	$16	$14
Average net assets (000 omitted)	$5	$5	$5	$17	$17
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.76%	1.83%	1.83%	1.85	%+	1.84%
Expenses, before waivers/reimbursements	2.18%	2.33%	2.53%	2.30	%+	2.39%
Net investment income(b)	.54%	.67%	.94	%^	.56	%+	1.50%
Portfolio turnover rate	46%	78%	69%	76%	64%

See footnote summary on page 112.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class C
Year Ended September 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 17.88	$ 15.55	$ 14.52	$ 15.66	$ 15.72

Income From Investment Operations
Net investment income(a)(b)	.11	.08	.13	^	.09	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.37)	2.39	1.02	(1.04)	(.18)
Contributions from affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total from investment operations	(.26)	2.47	1.15	(.95)	.07

Less: Dividends
Dividends from net investment income	– 0	–	(.14)	(.12)	(.19)	(.13)

Net asset value, end of period	$ 17.62	$ 17.88	$ 15.55	$ 14.52	$ 15.66

Total Return
Total investment return based on net asset value(d)	(1.45)%	16.09%	7.95	%^	(6.10)%	.47%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$181	$188	$353	$424	$420
Average net assets (000 omitted)	$180	$280	$385	$426	$487
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.77%	1.85%	1.85%	1.86	%+	1.85%
Expenses, before waivers/reimbursements	2.00%	2.02%	2.24%	2.34	%+	2.25%
Net investment income(b)	.60%	.49%	.90	%^	.57	%+	1.52%
Portfolio turnover rate	46%	78%	69%	76%	64%

See footnote summary on page 112.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Tax-Managed International Portfolio
	Class Z
	Year Ended September 30,		January 15, 2016(e) to September 30, 2016
	2018	2017

Net asset value, beginning of period	$ 17.91	$ 15.60	$ 13.84

Income From Investment Operations
Net investment income(a)(b)	.29	.26	.31	^
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.37)	2.36	1.45

Total from investment operations	(.08)	2.62	1.76

Less dividends:
Dividends from net investment income	(.29)	(.31)	– 0	–

Net asset value, end of period	$ 17.54	$ 17.91	$ 15.60

Total Return
Total investment return based on net asset value(d)	(.49)%	17.23%	12.72	%^
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$449,430	$409,005	$338,402
Average net assets (000 omitted)	$444,386	$356,111	$278,926
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.79%	.87%	.87	%*
Expenses, before waivers/reimbursements	.81%	.92%	.95	%*
Net investment income(b)	1.61%	1.63%	2.94	%^*
Portfolio turnover rate	46%	78%	69%

See footnote summary on page 112.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Emerging Markets Portfolio
Class Z
Year Ended September 30,	January 15, 2016(e) to September 30, 2016
2018	2017

Net asset value, beginning of period	$ 31.32	$ 26.27	$ 19.92

Income From Investment Operations
Net investment income(a)(b)	.37	.26	.27	^
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.92)	5.01	6.08
Contributions from affiliates	.00	(c)	.00	(c)	.00	(c)

Total from investment operations	(2.55)	5.27	6.35

Less dividends and distributions:
Dividends from net investment income	(.27)	(.22)	– 0	–
Distributions from net realized gain on investment transactions	(.07)	– 0	–	– 0	–

Total dividends and distributions	(.34)	(.22)	– 0	–

Net asset value, end of period	$ 28.43	$ 31.32	$ 26.27

Total Return
Total investment return based on net asset value(d)	(8.26	)%^^‡	20.28	%^^	31.88	%^
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$177,907	$177,853	$122,726
Average net assets (000 omitted)	$189,542	$137,242	$95,977
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.07%	1.21%	1.22	%*
Expenses, before waivers/reimbursements	1.08%	1.24%	1.25	%*
Net investment income(b)	1.16%	.94%	1.62	%^*
Portfolio turnover rate	65%	63%	71%

See footnote summary on page 112.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Commencement of distributions.

^	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Portfolio	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
International	$.003	.02%	.02%
Tax-Managed International	$.002	.01%	.01%
Emerging Markets	$.007	.03%	.03%

*	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

^^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

‡

Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Emerging Markets Portfolio for the year ended September 30, 2018 by 0.03%.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and AB International Retail Class Shareholders of Tax-Managed International Portfolio, Emerging Markets Portfolio and International Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Tax-Managed International Portfolio, Emerging Markets Portfolio and International Portfolio (three of the fifteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 28, 2018

We have served as the auditor of one or more the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

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2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2018. For individual shareholders, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income:

Portfolio	Qualified Dividend Income
International	$18,965,051
Tax-Managed International	50,598,745
Emerging Markets	11,971,261

These Portfolios intend to make an election to pass through foreign taxes paid by the Portfolios to their shareholders. For the taxable year ended September 30, 2018, the maximum amounts of foreign taxes that may be passed through and the foreign source income for information reporting purposes is as follows:

Portfolio	Foreign Taxes To Pass Through	Foreign Source Income
International	$3,956,136	$41,631,345
Tax-Managed International	8,357,240	96,325,198
Emerging Markets	4,102,857	36,825,639

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

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BOARD OF DIRECTORS

Debra Perry,(1)(2) Chair

Kathleen Fisher, President

Bart Friedman

R. Jay Gerken(1)

William Kristol(1)

Donald K. Peterson(1)

OFFICERS

Henry D’Auria, Vice President(3)

Sharon E. Fay, Vice President(3)

Kent W. Hargis, Vice President(3)

Avi Lavi, Vice President(3)

Mark Phelps, Vice President(3)

Daniel C. Roarty, Vice President(3)

Laurent Saltiel, Vice President(3)

Nelson Yu, Vice President(3)

Emilie D. Wrapp, Secretary Michael B. Reyes Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

2	Member of the Fair Value Pricing Committee.

3

The day-to-day management of, and investment decisions for, the International Portfolio and the Tax-Managed International Portfolio are made by the International Team. Ms. Fay and Messrs. Hargis, Lavi, Phelps, Roarty and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios. The day-to-day management of, and investment decisions for, the Emerging Markets Portfolio are made by the Emerging Markets Team. Messrs. D’Auria, Saltiel and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio.

†	For the AB International and AB Tax-Managed International Portfolios, Classes A, B, C and Z shares only. For the AB Emerging Markets Portfolio, Class Z shares only.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE (5) YEARS
INTERESTED DIRECTOR
Kathleen Fisher,** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 64 (2017)	Senior Vice President of the Manager with which she has been associated since prior to 2013. She is the Head of Wealth and Investment Strategies of the Manager’s Bernstein Private Wealth Management unit since 2014, leading the team responsible for developing and communicating asset allocation advice and investment strategies for Bernstein’s high-net-worth clients. Since 2013, Ms. Fisher has overseen research on investment planning and wealth transfer issues facing high-net-worth families, endowments and foundations. She has been a National Managing Director of Bernstein since 2009. She joined AB in 2001 as a Senior Portfolio Manager. Prior to joining AB, she spent 15 years at J.P. Morgan, most recently as a managing director advising banks of acquisitions, divestitures and financing techniques. Prior thereto, she held positions at both Morgan Stanley and at the Federal Reserve Bank of New York.	18	Southwestern Vermont Health Care; and Hildene – The Lincoln Family Home

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE (5) YEARS
DISINTERESTED DIRECTORS
Debra Perry,# ^ 67 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	Assurant, Inc., since 2017; Genworth Financial, Inc. since 2016; Korn/Ferry International from 2008-present; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

Bart Friedman,# 73 (2005)	Senior Counsel at Cahill Gordon & Reindel LLP (law firm) since January 2017; Senior Partner since prior to 2013.	18	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; and Ovid Therapeutics, Inc.

R. Jay Gerken,# 67 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).	18	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; United Methodist Foundation of New Jersey; and Associated Banc-Corp

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE (5) YEARS
DISINTERESTED DIRECTORS (continued)
William Kristol,# 65 (1994)	Editor, The Weekly Standard since prior to 2013. He is a regular contributor on ABC’s This Week and on ABC’s special events and elections coverage, and appears frequently on other leading political commentary shows.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; The Institute for the Study of War; and Defending Democracy Together

Donald K. Peterson,# 69 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	18	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA-CREF; and Member of the Board of TIAA-Bank, FSB

*	There is no stated term of office for the Directors.

**	Ms. Fisher is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE (5) YEARS
Kathleen Fisher 64	President	See biography above.

Sharon E. Fay, 58	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2013. She is also Head and Chief Investment Officer of Equities.

Henry S. D’Auria, 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Kent W. Hargis, 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Laurent Saltiel, 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Avi Lavi, 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Mark Phelps, 59	Vice President	Senior Vice President and Chief Investment Officer of Concentrated Global Growth of the Adviser**, with which he has associated since December 2013. Prior thereto, he was president and managing director of Global Investments at W. P. Stewart & Co. Ltd. (“WPS”) from prior to 2013 to December 2013; and Chief Investment Officer of WPS from prior to 2012 until June 2013.

Daniel C. Roarty, 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Nelson Yu, 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Emilie D. Wrapp, 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2013.

Michael B. Reyes, 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2013.

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE (5) YEARS
Joseph J. Mantineo, 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke, 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto, 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800)-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a meeting held on October 24-25, 2018.

Section 15 of the Investment Company Act also provides that an investment advisory agreement will terminate automatically upon its “assignment,” which includes any transfer of a controlling block of outstanding voting securities of an investment adviser or the parent company of an investment adviser. Such transfer is often referred to as a “Change of Control Event.”

AXA S.A. (“AXA”) has announced to the public its plans to divest its remaining ownership interest in AXA Equitable Holdings, Inc. (“AXA Equitable”), over time in one or more transactions, subject to market conditions (the “Plan”). AXA is the holding company for an international group of insurance and related financial services companies. AXA formerly owned all of the outstanding shares of common stock of AXA Equitable. After selling a minority stake of AXA Equitable in an initial public offering during May, 2018, AXA is currently a majority owner of AXA Equitable, which is an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser. AXA Equitable also indirectly holds a majority of the outstanding partnership interests of the Adviser. It is anticipated that one or more future transactions under the Plan could be deemed a Change of Control Event resulting in the automatic termination of the Investment Management Agreement.

Because it is anticipated that one or more of the transactions contemplated by the Plan could be deemed a Change of Control Event for the Adviser resulting in the automatic termination of the Investment Management Agreement, the Board, including the Independent Directors, has

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

approved a new investment advisory agreement with the Adviser (the “Proposed Agreement”), in connection with the Plan. The Board unanimously approved the Proposed Agreement at a meeting held on July 26, 2018, subject as to each Portfolio to approval by stockholders of that Portfolio. Stockholders have been asked to approve the Proposed Agreement at a meeting initially called for October 11, 2018 and held on November 14, 2018. The Proposed Agreement would be effective for a Portfolio after the first Change of Control Event that occurs after stockholder approval for that Portfolio.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement and the Proposed Agreement (each, an “Agreement”).

The Board received preliminary information about the Plan from the Adviser at a special telephonic meeting of the Board held on June 18, 2018. During that meeting, the Independent Directors also met separately in an executive session with their independent counsel. Following that meeting, counsel to the Independent Directors sent a letter to the Adviser dated June 20, 2018, that contained a list of information requested by the Independent Directors with respect to the Plan and the Proposed Agreement. The Adviser responded in writing to the letter. Following receipt of the Adviser’s responses, the Independent Directors met with the Fund’s Senior Analyst and counsel to the Independent Directors via a telephone conference on July 23, 2018, during which the Independent Directors reviewed the responses to their requests for information, and evaluated extensive additional materials relating to the approval of the Proposed Agreement. Following the July 23, 2018 meeting, the Independent Directors, through counsel, requested certain additional information in a letter to the Adviser dated July 24, 2018. On July 26, 2018, the Board held an in-person meeting, at which representatives of the Adviser responded to the requests for additional information, and the Board discussed its review of the Proposed Agreement and the materials the Directors had been provided. During the July 26, 2018 meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst in executive sessions. The Board then approved the Proposed Agreement as described below.

Prior to and following its approval of the Proposed Agreement, the Board undertook the process to review annually the continuation of the Investment Management Agreement between the Fund and the Adviser. In connection with that process, counsel to the Independent Directors sent a letter to the Adviser dated August 9, 2018, that contained a list of information requested by the Independent Directors to conduct their

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

annual review. In addition to reviewing information in connection with the July 26, 2018 meeting, the Board of Directors, including the Independent Directors, met in person and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2018. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 20, 2018, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 20, 2018, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 20, 2018 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel dated September 26, 2018, and the Adviser provided certain additional information by means of a letter dated October 3, 2018. The Independent Directors held a telephonic meeting on October 15, 2018 with their independent counsel and the Senior Analyst to discuss the contract renewal materials and supplemental materials. Following that meeting the Independent Directors, through counsel, requested further information from the Adviser. On October 24-25, 2018, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and a report prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below. Also, after considering the additional information the Board had received in connection with their consideration of the continuation of the Investment Management Agreement, and in light of their approval of the continuation of the Investment Management Agreement, the Board further determined that it was unnecessary to seek any modification of the Proposed Agreement.

In approving each Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreements and considered whether each Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests including information regarding the Plan, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Board also considered other information provided to the Board in connection with the July 26, 2018,

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

September 20, 2018, and October 24-25, 2018 meetings and throughout the past year. In approving the Proposed Agreement at the July 26, 2018 Board meeting, the Board considered the information it had received through that date, including the information provided to the Board in connection with its most recent approval of the Investment Management Agreement; in approving the continuation of the Investment Management Agreement at the October 24-25, 2018 Board meeting, and in determining at that meeting that it was unnecessary to seek any modification of the Proposed Agreement, the Board considered information it had received after, as well as before and at, the July 26, 2018 meeting.

The information considered by the Board included information with respect to the Plan and the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve an Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Agreements including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Directors also considered the fact that the Proposed Agreement would have terms and conditions identical to those of the Investment Management Agreement with the exception of the effective date under the Proposed Agreement.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue fee waivers and/or expense caps applicable to certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff appeared sufficient to provide a high level of service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered the potential impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee. The Board further reviewed information about the Plan, and the statements of the Adviser that it will continue to operate as an independent, publicly-traded US asset manager, that the Plan is not anticipated to

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

change the Adviser’s current management structure or strategy, and that the Adviser does not believe that the Plan will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended May 31, 2018 (for the consideration of approval of the Proposed Agreement) and ended July 31, 2018 and September 30, 2018 (for the review of the continuation of the Investment Management Agreement) and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios. In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2016 and 2017, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors also received presentations at the July 26, 2018 and September 20, 2018 Board meetings from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies. The Directors also considered that the profitability information did not reflect recent fee reductions implemented for certain Portfolios on January 1, 2018.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the July 26, 2018 Board meeting, the Directors received a presentation from an independent consultant regarding possible economies of scale with respect to the Proposed Agreement. The Directors discussed with the independent consultant possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services. The Directors also considered the Senior Analyst Report which they received in connection with the review of the Investment Management Agreement, which included a discussion of possible economies of scale and

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods. At the September 20, 2018 Board meeting, the Directors also received a presentation from outside counsel experienced in mutual fund fee litigation regarding potential economies of scale.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, breakpoint arrangements including recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the Proposed Agreement and the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ the contractual fee schedules, as set forth below.

Advisory Fee Schedule
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Advisory Fee Schedule
Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.45% of the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% in excess of $5 billion

Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Tax-Aware Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Overlay B Portfolio	0.65%

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Advisory Fee Schedule
Tax-Aware Overlay B Portfolio	0.65%

Tax-Aware Overlay C Portfolio	0.65%

Tax-Aware Overlay N Portfolio	0.65%

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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AB BLENDED STYLE FUNDS

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IPTIP-0151-0918

SEP    09.30.18

ANNUAL REPORT

AB SHORT DURATION PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We are pleased to provide this report for AB Short Duration Portfolio (the “Portfolio”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolio’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

Senior Vice President of the Adviser

abfunds.com	AB SHORT DURATION PORTFOLIO | 1

ANNUAL REPORT

November 13, 2018

This report provides management’s discussion of fund performance for AB Short Duration Portfolio for the annual reporting period ended September 30, 2018.

The investment objective of the Portfolio is to provide safety of principal and a moderate rate of income that is subject to taxes.

NAV RETURNS AS OF SEPTEMBER 30, 2018 (unaudited)

	6 Months	12 Months
AB SHORT DURATION PORTFOLIO
Class A Shares	0.33%	-0.24%
Class B Shares[1]	0.11%	-0.63%
Class C Shares	0.23%	-0.44%
ICE BofA ML 1-3 Year US Treasury Index	0.42%	0.04%

1	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note 1 for additional information.

INVESTMENT RESULTS

The table above shows performance for the Portfolio compared to its benchmark, the Intercontinental Exchange Bank of America Merrill Lynch (“ICE BofA ML”) 1-3 Year US Treasury Index, for the six- and 12-month periods ended September 30, 2018.

During the 12-month period, all share classes of the Portfolio underperformed the benchmark, before sales charges. The Portfolio’s longer-than-benchmark duration exposure detracted from relative performance, as interest rates rose across the spectrum in the period. The Portfolio’s exposures to commercial mortgage-backed securities (“CMBS”) and investment-grade corporates contributed to returns.

During the six-month period, all share classes of the Portfolio underperformed the benchmark, before sales charges. The Portfolio’s overweight duration positioning detracted, as interest rates rose through the period. Beneficial off-benchmark sector exposures to CMBS and investment-grade corporates contributed.

During both periods, the Portfolio utilized derivatives in the form of currency forwards to hedge currency exposure. Credit default swaps, both single name and index, were used to hedge and/or to take active credit risk within CMBS and investment-grade corporates. Treasury futures were used to manage duration and yield-curve positioning.

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MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets had mixed performance over the 12-month period, as volatility spiked in the latter part of the period on tighter monetary policy and escalating global trade tensions. Developed-market treasuries rallied, outperforming the positive returns of global high yield, while investment-grade securities ended the period in negative territory. Emerging-market debt sectors generally came under pressure from a stronger US dollar, global trade war, a hawkish US Federal Reserve (the “Fed”) and political stress in several emerging-market countries.

The Fed raised interest rates four times in the period, as widely expected. Meanwhile, the European Central Bank started to scale back asset purchases, but updated forward guidance to say that it would not change its policy rate until summer 2019 at the earliest. The Bank of Japan tweaked its monetary policy, holding rates and yields steady, but widening the band around 10-year yields, potentially allowing them to move higher.

Significant volatility shook a broad swath of capital markets. US yields rose dramatically, driven by higher inflation forecasts and expectations for continued rate increases from the Fed. An upsurge in geopolitical uncertainty, including governmental turmoil in Italy, triggered a search for quality. The US administration announced tariffs on imports from China, the European Union, Mexico and Canada, all of which reciprocated with tariffs on the US, triggering a global trade war.

INVESTMENT POLICIES

The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed- or emerging-market countries. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

In managing the Portfolio, the Adviser may use interest-rate forecasting to estimate the best level of interest-rate risk at a given time. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the

(continued on next page)

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expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The ICE BofA ML® 1-3 Year US Treasury Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The ICE BofA ML 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Interest-Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest-rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will

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DISCLOSURES AND RISKS (continued)

decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves

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DISCLOSURES AND RISKS (continued)

go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and foreign governments have been adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

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DISCLOSURES AND RISKS (continued)

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

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DISCLOSURES AND RISKS (continued)

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest-rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (the “EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

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DISCLOSURES AND RISKS (continued)

Riskier than a Money-Market Fund: Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

These risks are fully discussed in the Portfolio’s prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Portfolio have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2008 TO 9/30/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Short Duration Portfolio Class A shares (from 9/30/2008 to 9/30/2018) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
CLASS A SHARES			1.87%
1 Year	-0.24%	-4.49%
5 Years	0.23%	-0.64%
10 Years	1.02%	0.58%
CLASS B SHARES			1.33%
1 Year	-0.63%	-3.59%
5 Years	-0.03%	-0.03%
10 Years[2]	0.72%	0.72%
CLASS C SHARES			1.22%
1 Year	-0.44%	-1.43%
5 Years	0.04%	0.04%
10 Years	0.65%	0.65%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-4.49%
5 Years	-0.64%
10 Years	0.58%
CLASS B SHARES
1 Year	-3.59%
5 Years	-0.03%
10 Years[2]	0.72%
CLASS C SHARES
1 Year	-1.43%
5 Years	0.04%
10 Years	0.65%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.03%, 1.86% and 1.76% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2018.

2	Assumes conversion of Class B shares into Class A shares after six years.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,003.30	$4.82	0.96%
Hypothetical**	$1,000	$1,020.26	$4.86	0.96%
Class B
Actual	$1,000	$1,001.10	$7.27	1.45%
Hypothetical**	$1,000	$1,017.80	$7.33	1.45%
Class C
Actual	$1,000	$1,002.30	$5.87	1.17%
Hypothetical**	$1,000	$1,019.20	$5.92	1.17%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

September 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $216.7

1

All data are as of September 30, 2018. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

September 30, 2018

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 43.4%
United States – 43.4%
U.S. Treasury Notes 1.375%, 2/15/20-5/31/21	U.S.$	24,205	$23,515,904
1.375%, 1/31/21(a)		17,166	16,594,694
1.50%, 8/15/20-3/31/23		1,197	1,134,386
1.625%, 12/31/19-8/15/22		4,833	4,728,248
1.75%, 10/31/20		10,904	10,665,475
2.00%, 1/15/21		10,482	10,285,462
2.375%, 4/15/21		14,135	13,967,147
3.50%, 5/15/20		10,806	10,927,567
3.625%, 2/15/21		2,150	2,186,953

Total Governments – Treasuries (cost $94,511,261)			94,005,836

CORPORATES - INVESTMENT GRADE – 20.1%
Financial Institutions – 12.6%
Banking – 12.1%
ABN AMRO Bank NV 2.50%, 10/30/18(b)		1,249	1,249,012
American Express Credit Corp. 2.125%, 3/18/19		684	682,516
Banco Santander SA 3.50%, 4/11/22		200	195,800
Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(b)		235	231,729
BB&T Corp. 2.25%, 2/01/19		834	832,932
BNP Paribas SA 2.375%, 5/21/20		925	912,318
Capital One NA 1.85%, 9/13/19		1,000	989,140
Citigroup, Inc. 2.05%, 6/07/19		717	713,472
3.142%, 1/24/23		650	637,169
Cooperatieve Rabobank UA/NY 2.25%, 1/14/20		250	247,048
Danske Bank A/S 1.65%, 9/06/19(b)		1,000	985,120
Deutsche Bank AG Series G 2.85%, 5/10/19		717	714,799
Goldman Sachs Group, Inc. (The) 3.507% (LIBOR 3 Month + 1.16%), 4/23/20(c)		730	739,125

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Huntington National Bank (The) 2.20%, 11/06/18	U.S.$	940	$939,652
2.375%, 3/10/20		650	642,272
ING Bank NV 2.50%, 10/01/19(b)		1,000	994,371
5.80%, 9/25/23(b)		475	500,864
JPMorgan Chase & Co. 2.295%, 8/15/21		474	460,458
Manufacturers & Traders Trust Co. 2.30%, 1/30/19		950	949,069
Morgan Stanley 5.625%, 9/23/19		740	758,382
Nordea Bank AB 2.375%, 4/04/19(b)		975	973,382
PNC Bank NA 1.80%, 11/05/18		940	939,417
2.597% (LIBOR 3 Month + 0.25%), 1/22/21(c)		875	874,501
Santander UK Group Holdings PLC 3.571%, 1/10/23		1,297	1,259,971
Sumitomo Mitsui Banking Corp. 1.966%, 1/11/19		1,039	1,037,119
Svenska Handelsbanken AB 1.50%, 9/06/19		995	982,174
US Bank NA/Cincinnati/OH 1.40%, 4/26/19		870	863,988
2.819% (LIBOR 3 Month + 0.48%), 10/28/19(c)		714	716,920
Wells Fargo & Co. 2.125%, 4/22/19		1,190	1,185,704
3.069%, 1/24/23		554	540,283
Westpac Banking Corp. 1.60%, 8/19/19		292	288,919
1.65%, 5/13/19		1,150	1,142,652
2.65%, 1/25/21		1,002	985,657

			26,165,935

Insurance – 0.5%
Pricoa Global Funding I 1.45%, 9/13/19(b)		834	822,975
Principal Life Global Funding II 1.50%, 4/18/19(b)		197	195,692

			1,018,667

			27,184,602

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Industrial – 6.7%
Basic – 0.3%
Dow Chemical Co. (The) 8.55%, 5/15/19	U.S.$	584	$603,879

Capital Goods – 0.5%
Caterpillar Financial Services Corp. 1.931%, 10/01/21		272	261,381
2.10%, 1/10/20		729	721,069

			982,450

Communications - Media – 0.5%
NBCUniversal Media LLC 5.15%, 4/30/20		1,059	1,091,818

Consumer Cyclical - Automotive – 2.4%
American Honda Finance Corp. 1.20%, 7/12/19		988	976,401
Daimler Finance North America LLC 1.50%, 7/05/19(b)		1,125	1,113,637
General Motors Financial Co., Inc. 3.10%, 1/15/19		800	800,568
3.15%, 1/15/20		667	665,993
Harley-Davidson Financial Services, Inc. 2.25%, 1/15/19(b)		930	928,661
Hyundai Capital Services, Inc. 1.625%, 8/30/19(b)		830	815,318

			5,300,578

Consumer Cyclical - Retailers – 0.1%
Lowe’s Cos., Inc. 1.15%, 4/15/19		228	226,219

Consumer Non-Cyclical – 0.9%
CVS Health Corp. 3.35%, 3/09/21		669	667,475
Kroger Co. (The) 6.15%, 1/15/20		609	631,423
Molson Coors Brewing Co. 2.25%, 3/15/20		267	262,998
Mylan NV 2.50%, 6/07/19		390	388,424

			1,950,320

Energy – 1.1%
Schlumberger Holdings Corp. 2.35%, 12/21/18(b)		1,234	1,233,457
TransCanada PipeLines Ltd. 9.875%, 1/01/21		290	329,483

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Williams Cos., Inc. (The) 4.125%, 11/15/20	U.S.$	742	$750,051

			2,312,991

Services – 0.4%
Visa, Inc. 2.20%, 12/14/20		984	966,997

Technology – 0.5%
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(b)		438	434,146
Microsoft Corp. 1.10%, 8/08/19		700	690,893

			1,125,039

			14,560,291

Utility – 0.8%
Electric – 0.8%
Dominion Energy, Inc. Series B 1.60%, 8/15/19		704	695,911
Exelon Generation Co. LLC 2.95%, 1/15/20		354	352,909
Georgia Power Co. 1.95%, 12/01/18		775	773,923

			1,822,743

Total Corporates–Investment Grade (cost $43,924,205)			43,567,636

ASSET-BACKED SECURITIES – 9.1%
Autos - Fixed Rate – 4.5%
AmeriCredit Automobile Receivables Trust Series 2017-3, Class A2A 1.69%, 12/18/20		139	138,376
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(b)		1,278	1,278,113
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		467	465,293
CPS Auto Receivables Trust Series 2017-D, Class A 1.87%, 3/15/21(b)		294	292,355
CPS Auto Trust Series 2017-A, Class A 1.68%, 8/17/20(b)		89	88,835

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

DT Auto Owner Trust Series 2017-3A, Class A 1.73%, 8/17/20(b)	U.S.$	41	$41,300
Series 2018-1A, Class A 2.59%, 5/17/21(b)		253	252,629
Exeter Automobile Receivables Trust Series 2016-3A, Class A 1.84%, 11/16/20(b)		21	21,234
Series 2017-2A, Class A 2.11%, 6/15/21(b)		99	98,733
Flagship Credit Auto Trust Series 2016-4, Class A2 1.96%, 2/16/21(b)		608	606,466
Series 2017-3, Class A 1.88%, 10/15/21(b)		216	214,843
Series 2017-4, Class A 2.07%, 4/15/22(b)		204	202,161
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(b)		1,062	1,055,048
Series 2016-1, Class A 2.31%, 8/15/27(b)		607	593,927
Ford Credit Floorplan Master Owner Trust Series 2016-1, Class A1 1.76%, 2/15/21		489	487,445
Series 2017-1, Class A1 2.07%, 5/15/22		660	649,326
Series 2017-2, Class A1 2.16%, 9/15/22		558	547,209
GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1 1.96%, 5/17/21(b)		711	707,403
Harley-Davidson Motorcycle Trust Series 2015-1, Class A3 1.41%, 6/15/20		15	14,803
Hertz Vehicle Financing II LP Series 2015-1A, Class A 2.73%, 3/25/21(b)		546	541,258
Series 2017-1A, Class A 2.96%, 10/25/21(b)		550	542,736
Honda Auto Receivables Owner Trust Series 2015-4, Class A3 1.23%, 9/23/19		120	119,543
Santander Drive Auto Receivables Trust Series 2017-3, Class A2 1.67%, 6/15/20		49	49,116

20 | AB SHORT DURATION PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wheels SPV 2 LLC Series 2016-1A, Class A3 1.87%, 5/20/25(b)	U.S.$	841	$832,839

			9,840,991

Credit Cards - Fixed Rate – 2.4%
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		1,050	1,045,721
Series 2015-4, Class A 1.72%, 8/16/21		523	522,867
GE Capital Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		995	994,053
Synchrony Credit Card Master Note Trust Series 2016-1, Class A 2.04%, 3/15/22		684	682,289
World Financial Network Credit Card Master Trust Series 2017-B, Class A 1.98%, 6/15/23		470	466,183
Series 2017-C, Class A 2.31%, 8/15/24		935	917,049
Series 2018-A, Class A 3.07%, 12/16/24		590	586,356

			5,214,518

Other ABS - Fixed Rate – 1.4%
CLUB Credit Trust Series 2017-P1, Class A 2.42%, 9/15/23(b)(d)		234	233,281
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21		546	544,249
Marlette Funding Trust Series 2017-1A, Class A 2.827%, 3/15/24(b)(d)		73	73,413
Series 2017-2A, Class A 2.39%, 7/15/24(b)(d)		106	105,768
Series 2017-3A, Class A 2.36%, 12/15/24(b)(d)		107	106,759
Series 2017-3A, Class B 3.01%, 12/15/24(b)(d)		166	164,826
Series 2018-3A, Class A 3.20%, 9/15/28(b)(d)		512	511,628
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(b)(d)		123	122,245

abfunds.com	AB SHORT DURATION PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-3, Class A 3.05%, 12/26/25(b)(d)	U.S.$	190	$189,283
Series 2017-2, Class A 3.28%, 2/25/26(b)(d)		235	234,264
Series 2017-5, Class A2 2.78%, 9/25/26(b)(d)		430	422,353
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 8/25/27(b)(d)		203	203,051

			2,911,120

Credit Cards - Floating Rate – 0.4%
Discover Card Execution Note Trust Series 2014-A1, Class A1 2.588% (LIBOR 1 Month + 0.43%), 7/15/21(c)		895	896,099

Autos - Floating Rate – 0.4%
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A2 2.728% (LIBOR 1 Month + 0.57%), 1/15/22(c)		836	840,206

Total Asset-Backed Securities (cost $19,812,382)			19,702,934

COMMERCIAL MORTGAGE-BACKED SECURITIES – 7.5%
Non-Agency Fixed Rate CMBS – 5.8%
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 1.547%, 4/10/46(e)		9,211	469,614
Series 2015-GC29, Class A2 2.674%, 4/10/48		825	819,540
Commercial Mortgage Trust Series 2013-LC6, Class XA 1.506%, 1/10/46(e)		3,378	159,402
Series 2014-CR16, Class A2 3.042%, 4/10/47		1,068	1,068,781
Series 2014-CR19, Class A2 2.965%, 8/10/47		1,300	1,299,716
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.667%, 2/10/46(e)		8,674	469,255
GS Mortgage Securities Trust Series 2012-GCJ7, Class AS 4.085%, 5/10/45		500	508,218
JP Morgan Chase Commercial Mortgage Securities Trust Series 2010-C2, Class D 5.828%, 11/15/43(b)(d)		546	550,414

22 | AB SHORT DURATION PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2013-C13, Class A2 2.665%, 1/15/46	U.S.$	279	$278,647
Series 2013-C16, Class A2 3.07%, 12/15/46		450	449,525
JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class A2 2.977%, 11/15/45		330	330,011
Series 2014-C22, Class XA 1.038%, 9/15/47(e)		11,309	452,459
Series 2015-C28, Class A2 2.773%, 10/15/48		1,042	1,035,782
Series 2015-C29, Class A2 2.921%, 5/15/48		482	479,904
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(b)		16	15,457
Series 2016-4, Class A2 2.579%, 3/10/49(b)		587	564,785
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17, Class A2 3.119%, 8/15/47		905	905,420
Series 2015-C23, Class A2 2.982%, 7/15/50		775	772,223
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(d)(f)		335	311,311
Wells Fargo Commercial Mortgage Trust Series 2015-NXS1, Class A2 2.632%, 5/15/48		464	461,717
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class C 5.392%, 2/15/44(b)(d)		516	527,963
Series 2012-C10, Class XA 1.716%, 12/15/45(b)(e)		1,176	62,210
Series 2014-C24, Class A2 2.863%, 11/15/47		544	543,589

			12,535,943

Non-Agency Floating Rate CMBS – 1.1%
Ashford Hospitality Trust Series 2018-KEYS, Class A 3.158% (LIBOR 1 Month + 1.00%), 5/15/35(b)(c)		475	475,436
BX Trust Series 2017-IMC, Class A 3.208% (LIBOR 1 Month + 1.05%), 10/15/32(b)(c)		540	540,515

abfunds.com	AB SHORT DURATION PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Great Wolf Trust Series 2017-WOLF, Class A 3.158% (LIBOR 1 Month + 0.85%), 9/15/34(b)(c)	U.S.$	459	$459,148
Starwood Retail Property Trust Series 2014-STAR, Class A 3.378% (LIBOR 1 Month + 1.22%), 11/15/27(b)(c)		885	886,365

			2,361,464

Agency CMBS – 0.6%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 2/25/23		1,247	1,238,168
Government National Mortgage Association Series 2006-51, Class IO 0.938%, 8/16/46(e)		423	1,586

			1,239,754

Total Commercial Mortgage-Backed Securities (cost $16,495,530)			16,137,161

COLLATERALIZED MORTGAGE OBLIGATIONS – 5.7%
Risk Share Floating Rate – 2.2%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DN1, Class M3 6.366% (LIBOR 1 Month + 4.15%), 1/25/25(c)		388	416,730
Series 2015-DNA3, Class M2 5.066% (LIBOR 1 Month + 2.85%), 4/25/28(c)		559	578,730
Series 2015-HQ2, Class M2 4.166% (LIBOR 1 Month + 1.95%), 5/25/25(c)		603	618,396
Series 2015-HQA1, Class M2 4.866% (LIBOR 1 Month + 2.65%), 3/25/28(c)		343	349,046
Series 2016-DNA4, Class M1 3.016% (LIBOR 1 Month + 0.80%), 3/25/29(c)		41	41,475
Series 2016-HQA2, Class M2 4.466% (LIBOR 1 Month + 2.25%), 11/25/28(c)		427	435,850
Series 2017-DNA1, Class M1 3.416% (LIBOR 1 Month + 1.20%), 7/25/29(c)		261	263,064

24 | AB SHORT DURATION PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M1 4.216% (LIBOR 1 Month + 2.00%), 10/25/23(c)	U.S.$	14	$13,606
Series 2013-C01, Class M2 7.466% (LIBOR 1 Month + 5.25%), 10/25/23(c)		265	304,793
Series 2014-C01, Class M1 3.816% (LIBOR 1 Month + 1.60%), 1/25/24(c)		189	189,515
Series 2014-C02, Class 1M1 3.014% (LIBOR 1 Month + 0.95%), 5/25/24(c)		148	147,787
Series 2016-C02, Class 1M1 4.366% (LIBOR 1 Month + 2.15%), 9/25/28(c)		92	92,701
Series 2016-C03, Class 1M1 4.216% (LIBOR 1 Month + 2.00%), 10/25/28(c)		439	443,984
Series 2016-C03, Class 2M1 4.416% (LIBOR 1 Month + 2.20%), 10/25/28(c)		35	34,880
Series 2016-C04, Class 1M1 3.666% (LIBOR 1 Month + 1.45%), 1/25/29(c)		119	119,368
Series 2016-C05, Class 2M1 3.566% (LIBOR 1 Month + 1.35%), 1/25/29(c)		63	63,348
Series 2016-C06, Class 1M1 3.364% (LIBOR 1 Month + 1.30%), 4/25/29(c)		525	529,334
Series 2017-C01, Class 1M1 3.364% (LIBOR 1 Month + 1.30%), 7/25/29(c)		224	225,824
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M1 5.066% (LIBOR 1 Month + 2.85%), 11/25/25(c)(g)		25	25,310

			4,893,741

Agency Floating Rate – 2.1%
Federal Home Loan Mortgage Corp. REMICs Series 4248, Class QF 2.658% (LIBOR 1 Month + 0.50%), 6/15/39(c)		681	687,768
Series 4286, Class VF 2.608% (LIBOR 1 Month + 0.45%), 12/15/43(c)		667	673,034
Federal National Mortgage Association REMICs Series 2013-57, Class FN 2.566% (LIBOR 1 Month + 0.35%), 6/25/43(c)		575	572,573
Series 2014-49, Class AF 2.402% (LIBOR 1 Month + 0.32%), 8/25/44(c)		927	926,787

abfunds.com	AB SHORT DURATION PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

NCUA Guaranteed Notes Trust Series 2010-R3, Class 1A 2.64% (LIBOR 1 Month + 0.56%), 12/08/20(c)	U.S.$	1,689	$1,693,431

			4,553,593

Agency Fixed Rate – 1.4%
Federal Home Loan Mortgage Corp. REMICs Series 3948, Class DA 3.00%, 12/15/24		473	473,480
Series 4029, Class NE 2.50%, 3/15/41		1,237	1,194,809
Federal National Mortgage Association REMICs Series 2010-9, Class EA 3.50%, 1/25/24		56	56,409
Series 2014-54, Class LA 3.00%, 2/25/44		410	403,276
Series 2015-72, Class PC 3.00%, 10/25/43		874	872,706

			3,000,680

Total Collateralized Mortgage Obligations (cost $12,487,139)			12,448,014

INFLATION-LINKED SECURITIES – 4.9%
United States – 4.9%
U.S. Treasury Inflation Index 0.125%, 4/15/21 (TIPS)		3,094	3,030,812
0.625%, 7/15/21 (TIPS)		2,588	2,581,168
1.25%, 7/15/20 (TIPS)		4,894	4,948,766

Total Inflation-Linked Securities (cost $10,565,462)			10,560,746

AGENCIES – 4.3%
Agency Callables – 1.6%
Federal Home Loan Bank 2.28%, 9/20/19(h)		3,520	3,519,391

Agency Debentures – 2.7%
Federal Home Loan Bank 2.625%, 5/28/20		3,650	3,639,700
Federal National Mortgage Association 2.75%, 6/22/21		2,217	2,206,294

			5,845,994

Total Agencies (cost $9,385,451)			9,365,385

26 | AB SHORT DURATION PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGHS – 1.2%
Agency ARMs – 0.0%
Federal National Mortgage Association Series 2007 3.905% (LIBOR 6 Month + 1.40%), 1/01/37(c)	U.S.$	3	$2,786

Agency Fixed Rate 15-Year – 0.2%
Federal Home Loan Mortgage Corp. Gold Series 2011 5.00%, 7/01/25		201	206,851
6.50%, 3/01/26		292	307,428
Federal National Mortgage Association Series 2006 6.00%, 12/01/21		2	2,537

			516,816

Agency Fixed Rate 30-Year – 1.0%
Federal National Mortgage Association Series 2010 5.00%, 2/01/40		1,396	1,491,042
Government National Mortgage Association Series 2002 7.50%, 3/15/32		67	75,459
Series 2009 5.00%, 10/15/39		558	597,886

			2,164,387

Total Mortgage Pass-Throughs (cost $2,738,488)			2,683,989

SHORT-TERM INVESTMENTS – 2.8%
Governments - Treasuries – 2.8%
Japan – 2.8%
Japan Treasury Discount Bill Series 715 Zero Coupon, 10/22/18 (cost $6,183,788)	JPY	690,000	6,073,360

Total Investments – 99.0% (cost $216,103,706)			214,545,061
Other assets less liabilities – 1.0%			2,187,623

Net Assets – 100.0%			$216,732,684

abfunds.com	AB SHORT DURATION PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	240	December 2018	USD	48,000	$50,693,701	$50,576,250	$(117,451)
Sold Contracts
U.S. Long Bond (CBT) Futures	1	December 2018	USD	100	144,913	140,500	4,413
U.S. T-Note 5 Yr (CBT) Futures	2	December 2018	USD	200	226,450	224,953	1,497
U.S. T-Note 10 Yr (CBT) Futures	21	December 2018	USD	2,100	2,518,900	2,494,406	24,494

							$(87,047)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
HSBC Bank USA	JPY	690,151	USD	6,197	10/10/18	$119,457

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX. NA.AAA Series 9, 9/17/58*	(0.50)%	Monthly	0.38%	USD	87	$(674)	$1,093	$(1,767)
CDX-CMBX. NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.07	USD	363	21,526	26,297	(4,771)
CDX-CMBX. NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.07	USD	295	17,493	22,117	(4,624)

28 | AB SHORT DURATION PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX. NA.BBB- Series 9, 9/17/58*	(3.00	) %	Monthly	4.07%	USD	295	$17,494	$22,897	$(5,403)
CDX-CMBX. NA.BBB- Series 9, 9/17/58*	(3.00)		Monthly	4.07	USD	147	8,717	12,118	(3,401)
Deutsche Bank AG
CDX-CMBX. NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.38	USD	1,048	(8,128)	14,092	(22,220)
Goldman Sachs International
CDX-CMBX. NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.38	USD	1,564	(12,130)	19,507	(31,637)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.57	USD	24	(2,821)	(3,975)	1,154
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.57	USD	147	(17,282)	(23,206)	5,924
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.57	USD	363	(42,617)	(40,012)	(2,605)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.57	USD	295	(34,633)	(33,295)	(1,338)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.57	USD	295	(34,633)	(33,962)	(671)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.57	USD	147	(17,258)	(17,306)	48

abfunds.com	AB SHORT DURATION PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.57%	USD	330	$(38,797)	$(32,377)	$(6,420)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	168	(19,751)	(14,307)	(5,444)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	132	(15,519)	(11,008)	(4,511)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	607	(71,363)	(50,618)	(20,745)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	209	(24,572)	(12,800)	(11,772)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	860	(101,107)	(61,144)	(39,963)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	504	(59,254)	(33,528)	(25,726)
Deutsche Bank AG
CDX-CMBX. NA.A Series 6, 5/11/63*	2.00	Monthly	2.35	USD	800	(9,663)	(16,093)	6,430
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.57%	USD	445	(52,317)	(32,829)	(19,488)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	499	(58,666)	(42,207)	(16,459)
Goldman Sachs International
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	186	(21,867)	(31,711)	9,844

30 | AB SHORT DURATION PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.57%	USD	133	$(15,637)	$(22,354)	$6,717
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	160	(18,811)	(25,292)	6,481

						$(612,270)	$(419,903)	$(192,367)

*	Termination date

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate market value of these securities amounted to $24,297,408 or 11.2% of net assets.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2018.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	IO – Interest Only.

(f)	Illiquid security.

(g)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.01% of net assets as of September 30, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M1 5.066%, 11/25/25	9/28/15	$25,217	$25,310	0.01%

(h)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2018.

Currency Abbreviations:

JPY – Japanese Yen

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rates

NCUA – National Credit Union Administration

REMICs – Real Estate Mortgage Investment Conduits

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

abfunds.com	AB SHORT DURATION PORTFOLIO | 31

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2018

Assets
Investments in securities, at value	$214,545,061
Cash	2,582,704
Cash collateral due from broker	109,383
Receivables:
Interest	1,030,424
Investment securities sold	10,584,082
Capital shares sold	60,743
Variation margin on futures	14,337
Unrealized appreciation of forward currency exchange contracts	119,457
Market value on credit default swaps (net premiums paid $118,121)	65,230

Total assets	229,111,421

Liabilities
Payables:
Dividends to shareholders	117,428
Investment securities purchased	10,332,265
Capital shares redeemed	1,076,765
Management fee	53,308
Shareholder servicing fee	13,513
Transfer Agent fee	7,822
Distribution fee	6,769
Accrued expenses	93,367
Market value on credit default swaps (net premiums received $538,024)	677,500

Total liabilities	12,378,737

Net Assets	$216,732,684

Cost of investments	$216,103,706

Net Assets Consist of:
Capital stock, at par	$18,794
Additional paid-in capital	232,814,799
Accumulated loss	(16,100,909)

$216,732,684

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES (continued)

Calculation of Maximum Offering Price

Short Duration Plus Class Shares
Net Assets	$188,522,409
Shares of capital stock outstanding	16,349,264

Net asset value, offering and redemption price per share	$11.53

Class A Shares
Net Assets	$25,222,477
Shares of capital stock outstanding	2,185,580

Net asset value and redemption price per share	$11.54
Sales charge—4.25% of public offering price	0.51

Maximum offering price	$12.05

Class B Shares
Net Assets	$11,703
Shares of capital stock outstanding	1,016

Net asset value and offering price per share	$11.52

Class C Shares
Net Assets	$2,976,095
Shares of capital stock outstanding	258,452

Net asset value and offering price per share	$11.52

See notes to financial statements.

abfunds.com	AB SHORT DURATION PORTFOLIO | 33

STATEMENT OF OPERATIONS

Year Ended September 30, 2018

Investment Income
Income:
Interest	$4,467,295
Other income	253

Total income		$4,467,548
Expenses:
Management fee (see Note 2A)	887,790
Shareholder servicing fee (see Note 2B)	207,677
Custodian fee	112,252
Transfer Agent fee—Non-Retail Class	21,853
Transfer Agent fee—Class A	35,650
Transfer Agent fee—Class B	89
Transfer Agent fee—Class C	6,109
Distribution fees—Class A	57,925
Distribution fees—Class B	252
Distribution fees—Class C	37,781
Registration fees	77,543
Printing fees	35,365
Auditing and tax fees	18,146
Directors’ fees and expenses	7,777
Legal fees	7,015
Miscellaneous	24,136

Total expenses	1,537,360
Less: expenses waived and reimbursed by the Adviser (see Note 2D)	(20,918)

Net expenses		1,516,442

Net investment income		2,951,106

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(1,362,952)
Forward currency exchange contracts		446
Futures		(1,222,781)
Swaps		142,514
Foreign currency transactions		338,415

Net realized loss on investment and foreign currency transactions		(2,104,358)

Net change in unrealized appreciation/depreciation of:
Investments		(961,606)
Forward currency exchange contracts		(88,268)
Futures		109,531
Swaps		139,666
Foreign currency denominated assets and liabilities		658

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities		(800,019)

Net realized and unrealized loss on investment and foreign currency transactions		(2,904,377)

Net Increase in Net Assets Resulting from Operations		$46,729

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Year Ended 9/30/18	Year Ended 9/30/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,951,106	$2,088,292
Net realized loss on investment and foreign currency transactions	(2,104,358)	(35,960)
Net change in unrealized appreciation/depreciation of investments	(800,019)	(1,345,903)
Contributions from affiliates (see Note 2A)	– 0	–	5,699

Net increase in net assets resulting from operations	46,729	712,128
Distributions to Shareholders*
Short Duration Plus Class	(2,980,762)	(2,543,722)
Class A	(245,961)	(120,469)
Class B	(132)	(120)
Class C	(30,303)	(24,687)

Total distributions to shareholders	(3,257,158)	(2,688,998)

Capital-Share Transactions:
Net proceeds from sales of shares	92,383,791	126,069,861
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	2,668,036	2,191,820

Total proceeds from shares sold	95,051,827	128,261,681
Cost of shares redeemed	(132,148,443)	(219,273,001)

Net decrease in net assets from capital-share transactions	(37,096,616)	(91,011,320)

Net decrease in net assets	(40,307,045)	(92,988,190)
Net Assets:
Beginning of period	257,039,729	350,027,919

End of period	$216,732,684	$257,039,729

*

The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note 7, Recent Accounting Pronouncements, in the Notes to Financial Statements for more information.

See notes to financial Statements.

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NOTES TO FINANCIAL STATEMENTS

September 30, 2018

NOTE 1.

Organization and Significant Accounting Policies

The AB Short Duration Class A, B and C shares (collectively, the “Short Duration Retail Classes”) are shares of Short Duration Plus Portfolio (the “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 15 portfolios each with its own investment objective. Class R and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are subject to a contingent deferred sales charge which declines from 3% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolio to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. These financial statements include only the Short Duration Retail Classes. The financial highlights of the Short Duration Plus Class shares (the “Plus Class”) are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

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NOTES TO FINANCIAL STATEMENTS (continued)

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of securities trading in such markets. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other

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NOTES TO FINANCIAL STATEMENTS (continued)

unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of September 30, 2018:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$94,005,836	$	– 0	–	$94,005,836
Corporates – Investment Grade		– 0	–	43,567,636		– 0	–	43,567,636
Asset-Backed Securities		– 0	–	17,336,063		2,366,871		19,702,934
Commercial Mortgage-Backed Securities		– 0	–	14,747,473		1,389,688		16,137,161
Collateralized Mortgage Obligations		– 0	–	12,448,014		– 0	–	12,448,014
Inflation-Linked Securities		– 0	–	10,560,746		– 0	–	10,560,746
Agencies		– 0	–	9,365,385		– 0	–	9,365,385
Mortgage Pass-Throughs		– 0	–	2,683,989		– 0	–	2,683,989
Short-Term Investments		– 0	–	6,073,360		– 0	–	6,073,360

Total Investments in Securities		– 0	–	210,788,502		3,756,559		214,545,061

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2			Level 3			Total
Other Financial Instruments(a):
Assets:
Futures	$30,404		$	– 0	–	$	– 0	–	$30,404	(b)
Forward Currency Exchange Contracts	– 0	–		119,457			– 0	–	119,457
Credit Default Swaps	– 0	–		65,230			– 0	–	65,230
Liabilities:
Futures	(117,451)			– 0	–		– 0	–	(117,451	)(b)
Credit Default Swaps	– 0	–		(677,500)			– 0	–	(677,500)

Total(c)	$(87,047)			$210,295,689			$3,756,559		$213,965,201

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(c)	There were no transfers between any levels during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset- Backed Securities		Commercial Mortgage- Backed Securities		Total
Balance as of 9/30/17	$2,940,010		$1,450,211		$4,390,221
Accrued discounts/(premiums)	69		(1,345)		(1,276)
Realized gain (loss)	311		– 0	–	311
Change in unrealized appreciation/depreciation	(23,562)		(59,178)		(82,740)
Purchases/Payups	1,151,891		– 0	–	1,151,891
Sales/Paydowns	(1,701,848)		– 0	–	(1,701,848)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 9/30/18	$2,366,871		$1,389,688		$3,756,559

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18(a)	$(23,180)		$(59,178)		$(82,358)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends,

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NOTES TO FINANCIAL STATEMENTS (continued)

interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolio does isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. As of September 30, 2018, the Portfolio did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and

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NOTES TO FINANCIAL STATEMENTS (continued)

dividend income is recorded on the ex-dividend date or as soon as the Portfolio are informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to the Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio—due to the expiration of capital

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NOTES TO FINANCIAL STATEMENTS (continued)

loss carryforwards—are reflected as adjustments to the components of capital as of September 30, 2018, as shown below:

Increase (Decrease) to Additional Paid-in Capital	Increase (Decrease) to Distributable Earnings/ Accumulated Loss
$ (1,960,592)	$ 1,960,592

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolio pays the Adviser an investment management fee at an annual rate of .35% of the first $750 million and .30% of the Portfolio’s average daily net assets over $750 million. Prior to January 1, 2018, the management fee was .45% of the first $750 million and .40% of the Portfolio’s average daily net assets over $750 million. The fee is accrued daily and paid monthly.

During the year ended September 30, 2017, the Adviser reimbursed the Portfolio $5,699 for trading losses incurred due to a trade entry error.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Short Duration Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Short Duration Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $17,226 for the year ended September 30, 2018.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolio (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal

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NOTES TO FINANCIAL STATEMENTS (continued)

plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Plus Class shares of the Portfolio. Under the agreement, the fee paid by the Plus Class shares to the Adviser for services under this agreement is at an annual rate of .10% of the average daily net assets of the Portfolio attributable to the Plus Class shares during the month.

C. Distribution Arrangements—Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Plus Class Shares of the Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Plus Class shares of the Portfolio. This agreement does not apply to the Short Duration Retail Classes of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Short Duration Retail Classes

The Short Duration Retail Classes of the Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares and 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. Effective January 30, 2015, payments under the Agreement in respect of Class A shares were limited to an annual rate of .25 of 1% of Class A shares’ average daily net assets attributable to the Retail Classes. Effective April 1, 2012, the Retail Distributor voluntarily agreed to waive .55 of 1% to limit distribution service fees to .45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. For the year ended September 30, 2018, such waivers amounted to $20,918. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Retail Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $14,157 and $1,024,892 for Class B and Class C shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of

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NOTES TO FINANCIAL STATEMENTS (continued)

the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s Short Duration Retail Class shares.

E. Other Transactions with Affiliates

The Retail Distributor has advised the Portfolio that it has retained front-end sales charges of $1,117 from sales of Class A shares and received $4, $0, and $145 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares, respectively, for the year ended September 30, 2018.

Brokerage commissions paid on investment transactions for the year ended September 30, 2018 amounted to $5,201, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein & Co., Ltd, affiliates of the Adviser.

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the year ended September 30, 2018, the Portfolio had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$16,184,546	$36,277,445
U.S. government securities	163,732,575	144,308,833

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$216,122,512

Gross unrealized appreciation	$268,221
Gross unrealized depreciation	(1,845,673)

Net unrealized depreciation	$(1,577,452)

B. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

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During the year ended September 30, 2018, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolio will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolio from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

During the year ended September 30, 2018, the Portfolio held forward currency exchange contracts for hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged

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or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight-line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and

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deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty. As of September 30, 2018, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2018, the Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its

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OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended September 30, 2018, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$30,404	*	Receivable/Payable for variation margin on futures	$117,451	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	119,457

Credit contracts	Market value on credit default swaps	65,230		Market value on credit default swaps	677,500

Total		$215,091			$794,951

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,222,781)	$109,531

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	446	(88,268)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	142,514	139,666

Total		$(1,079,821)	$160,929

Futures:
Average original value of buy contracts	$69,249,214
Average original value of sale contracts	$3,239,052
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$447,545	(a)
Average principal amount of sale contracts	$20,090,872
Credit Default Swaps:
Average notional amount of buy contracts	$2,783,615
Average notional amount of sale contracts	$5,212,231

(a)	Positions were open for three months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of September 30, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

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C. Currency Transactions

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Citigroup Global Markets, Inc.	$65,230	$(65,230)		$	– 0	–	$	– 0	–	$ – 0	–
HSBC Bank USA	119,457	– 0	–		– 0	–		– 0	–	119,457

Total	$184,687	$(65,230)		$	– 0	–	$	– 0	–	$119,457	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Citigroup Global Markets, Inc.	$149,918	$(65,230)		$	– 0	–	$	– 0	–	$84,688
Credit Suisse International	342,493	– 0	–		– 0	–		(262,754)		79,739
Deutsche Bank AG	128,774	– 0	–		– 0	–		– 0	–	128,774
Goldman Sachs International	56,315	– 0	–		– 0	–		– 0	–	56,315

Total	$677,500	$(65,230)		$	– 0	–		$(262,754)		$349,516	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2018 and September 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$3,257,158	$2,688,998

Total distributions paid	$3,257,158	$2,688,998

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As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$964,917
Accumulated capital and other losses(a)	(15,370,946)
Unrealized appreciation/(depreciation)(b)	(1,577,452)

Total accumulated earnings/(deficit)(c)	$(15,983,481)

(a)

As of September 30, 2018, the Portfolio had capital loss carryforwards of $15,370,558 for federal income tax purposes. Additionally, the Portfolio had $1,960,592 of capital loss carryforwards expire during the fiscal year. As of September 30, 2018, the Portfolio deferred $388 in straddle losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. These losses are deemed to arise on October 1, 2018.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable to shareholders.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2018, the Portfolio had a net capital loss carryforward of $15,370,558 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 2,061,764	n/a	2019
4,839,932	$ 8,468,862	No expiration

NOTE 5.

Risks Involved in Investing in the Portfolio

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large

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scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

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Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments have been adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or

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redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

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Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolios.

Market Risk—The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

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Riskier than a Money-Market Fund—Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 16.5 billion shares of common stock, par value $0.001 per share, of which 1.3 billion are allocated to the Portfolio, 200 million each to the five classes (including Class R shares which are not currently being offered) and 300 million to Class T, which are not currently being offered. Share transactions for the Portfolio for the years ended September 30, 2018 and September 30, 2017, were as follows:

	Shares		Amount
	Year Ended 9/30/18	Year Ended 9/30/17	Year Ended 9/30/18	Year Ended 9/30/17

Short Duration Plus Class Shares
Shares sold	6,915,337	9,120,742	$80,316,520	$106,607,659

Shares issued to shareholders on reinvestment of dividends	210,970	175,972	2,442,556	2,057,285

Shares redeemed	(9,978,193)	(16,801,294)	(115,707,613)	(196,290,374)

Net decrease	(2,851,886)	(7,504,580)	$(32,948,537)	$(87,625,430)

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	Shares		Amount
	Year Ended 9/30/18	Year Ended 9/30/17	Year Ended 9/30/18	Year Ended 9/30/17

Class A Shares
Shares sold	928,913	1,186,589	$10,759,906	$13,889,300

Shares issued to shareholders on reinvestment of dividends	17,541	9,344	203,145	109,398

Shares converted from Class B	1,402	6,327	16,282	74,109

Shares converted from Class C	38,152	232,595	442,697	2,721,372

Shares redeemed	(1,159,502)	(1,254,355)	(13,477,292)	(14,680,569)

Net increase (decrease)	(173,494)	180,500	$(2,055,262)	$2,113,610

Class B Shares
Shares sold	163	1,359	$1,879	$15,861

Shares issued to shareholders on reinvestment of dividends	10	15	119	179

Shares converted to Class A	(1,405)	(6,339)	(16,282)	(74,109)

Shares redeemed	(1,520)	(754)	(17,573)	(8,794)

Net decrease	(2,752)	(5,719)	$(31,857)	$(66,863)

Class C Shares
Shares sold	73,082	236,433	$846,507	$2,761,560

Shares issued to shareholders on reinvestment of dividends	1,923	2,136	22,216	24,958

Shares converted to Class A	(38,249)	(233,192)	(442,697)	(2,721,372)

Shares redeemed	(214,673)	(471,161)	(2,486,986)	(5,497,783)

Net decrease	(177,917)	(465,784)	$(2,060,960)	$(5,432,637)

NOTE 7.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal

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NOTES TO FINANCIAL STATEMENTS (continued)

years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect of the adoption of the rules will simplify certain disclosure requirements on the financial statements.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended September 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 11.69	$ 11.76	$ 11.75	$ 11.75	$ 11.75

Income From Investment Operations
Net investment income†	.11	(a)	.03	.05	^	.03	(a)	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.14)	(.04)	.02	.02	.02
Contributions from affiliates	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Total from investment operations	(.03)	(.01)	.07	.05	.05

Less: Dividends
Dividends from net investment income	(.12)	(.06)	(.06)	(.05)	(.05)

Net asset value, end of period	$ 11.54	$ 11.69	$ 11.76	$ 11.75	$ 11.75

Total Return
Total investment return based on net asset value(c)	(.24)%	(.10	)%*	.64	%^*	.43%	.41%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$25,222	$27,583	$25,615	$35,923	$53,727
Average net assets (000 omitted)	$23,170	$24,693	$32,219	$42,125	$58,748
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.01%	1.13%	.95%	.91	%+	.95%
Expenses, before waivers/reimbursements	1.01%	1.13%	.95%	.91	%+	.95%
Net investment income	.93%	.30%	.41	%^	.23	%+(a)	.22%
Portfolio turnover rate	85%	64%	76%	86%	67%

See footnote summary on page 65.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended September 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 11.67	$ 11.73	$ 11.73	$ 11.73	$ 11.72

Income From Investment Operations
Net investment income (loss)†(a)	.05	.00	(b)	.02	^	(.01)	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.13)	(.03)	.01	.03	.03
Contributions from affiliates	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Total from investment operations	(.08)	(.03)	.03	.02	.04

Less: Dividends
Dividends from net investment income	(.07)	(.03)	(.03)	(.02)	(.03)

Net asset value, end of period	$ 11.52	$ 11.67	$ 11.73	$ 11.73	$ 11.73

Total Return
Total investment return based on net asset value(c)	(.63)%	(.32	)%*	.31	%^*	.16%	.33%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$12	$43	$111	$341	$1,175
Average net assets (000 omitted)	$25	$65	$219	$662	$1,385
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.42%	1.40%	1.23%	1.17	%+	1.13%
Expenses, before waivers/reimbursements	1.97%	1.96%	1.78%	1.72	%+	1.68%
Net investment income (loss)(a)	.40%	(.02)%	.14	%^	(.07	)%+	.05%
Portfolio turnover rate	85%	64%	76%	86%	67%

See footnote summary on page 65.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended September 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 11.67	$ 11.73	$ 11.72	$ 11.73	$ 11.72

Income From Investment Operations
Net investment income†(a)	.08	.01	.02	^	.00	(b)	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.14)	(.03)	.03	.01	.03
Contributions from affiliates	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Total from investment operations	(.06)	(.02)	.05	.01	.04

Less: Dividends
Dividends from net investment income	(.09)	(.04)	(.04)	(.02)	(.03)

Net asset value, end of period	$ 11.52	$ 11.67	$ 11.73	$ 11.72	$ 11.73

Total Return
Total investment return based on net asset value(c)	(.44)%	(.22	)%*	.42	%^*	.08%	.34%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$2,976	$5,091	$10,582	$13,724	$15,507
Average net assets (000 omitted)	$3,778	$8,270	$12,845	$13,866	$17,270
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.22%	1.31%	1.19%	1.17	%+	1.11%
Expenses, before waivers/reimbursements	1.77%	1.86%	1.74%	1.72	%+	1.66%
Net investment income (loss)(a)	.67%	.09%	.18	%^	(.01	)%+	.06%
Portfolio turnover rate	85%	64%	76%	86%	67%

See footnote summary on page 65.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

†	Based on average shares outstanding.

^	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.004	.03%	.03%

*

Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended September 30, 2017 and September 30, 2016 by .11% and .05%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

(a)	Net of expenses waived by the Adviser.

(b)	Amount is less than $.005.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and AB Short Duration Retail Class Shareholders of Short Duration Plus Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Short Duration Plus Portfolio (one of the fifteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 28, 2018

We have served as the auditor of one or more the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

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2018 FEDERAL TAX INFORMATION

(unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended September 30, 2018. For foreign shareholders, 93.08% of dividends paid by the Portfolio may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

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BOARD OF DIRECTORS

Debra Perry(1)(2), Chair

Kathleen Fisher, President

Bart Friedman(1)

R. Jay Gerken(1)

William Kristol(1)

Donald K. Peterson(1)

OFFICERS

Michael Canter, Vice President(3) Shawn E. Keegan, Vice President(3) Janaki Rao, Vice President(3) Greg J. Wilensky, Vice President(3) Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Nominating, Governance and Compensation Committee, and the Independent Directors Committee.

2	Member of the Fair Value Pricing Committee.

3

The day-to-day management of, and investment decisions for, the AB Short Duration Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team. Messrs. Canter, Keegan, Rao and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

†	For the AB Short Duration Portfolio, Classes A, B and C shares only.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE YEARS
INTERESTED DIRECTOR
Kathleen Fisher,** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 64 (2017)	Senior Vice President of the Manager with which she has been associated since prior to 2013. She is the Head of Wealth and Investment Strategies of the Manager’s Bernstein Private Wealth Management unit since 2014, leading the team responsible for developing and communicating asset allocation advice and investment strategies for Bernstein’s high-net-worth clients. Since 2013, Ms. Fisher has overseen research on investment planning and wealth transfer issues facing high-net-worth families, endowments and foundations. She has been a National Managing Director of Bernstein since 2009. She joined AB in 2001 as a Senior Portfolio Manager. Prior to joining AB, she spent 15 years at J.P. Morgan, most recently as a managing director advising banks of acquisitions, divestitures and financing techniques. Prior thereto, she held positions at both Morgan Stanley and at the Federal Reserve Bank of New York.	18	Southwestern Vermont Health Care; and Hildene – The Lincoln Family Home

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE (5) YEARS
DISINTERESTED DIRECTORS
Debra Perry,#^ Chair of The Board 67 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	Assurant, Inc., since 2017; Genworth Financial, Inc. since 2016; Korn/Ferry International from 2008-present; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

Bart Friedman,# 73 (2005)	Senior Counsel at Cahill Gordon & Reindel LLP (law firm) since January 2017; Senior Partner since prior to 2013.	18	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; and Ovid Therapeutics, Inc.

R. Jay Gerken,# 67 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).	18	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; United Methodist Foundation of New Jersey; and Associated Banc-Corp

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE (5) YEARS
DISINTERESTED DIRECTORS (continued)
William Kristol,# 65 (1994)	Editor, The Weekly Standard since prior to 2013. He is a regular contributor on ABC’s This Week and on ABC’s special events and elections coverage, and appears frequently on other leading political commentary shows.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; The Institute for the Study of War; and Defending Democracy Together

Donald K. Peterson,# 69 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	18	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA-CREF; and Member of the Board of TIAA- Bank, FSB

*	There is no stated term of office for the Directors.

**	Ms. Fisher is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

***	The address for the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE (5) YEARS
Kathleen Fisher, 64	President	See biography above.

Michael Canter, 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Shawn E. Keegan, 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Greg J. Wilensky, 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Emilie D. Wrapp, 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2013.

Michael B. Reyes, 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2013.

Joseph J. Mantineo, 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke, 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto, 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser since 2012.

*	The address for the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 24-25, 2018.

Section 15 of the Investment Company Act also provides that an investment advisory agreement will terminate automatically upon its “assignment,” which includes any transfer of a controlling block of outstanding voting securities of an investment adviser or the parent company of an investment adviser. Such transfer is often referred to as a “Change of Control Event.”

AXA S.A. (“AXA”) has announced to the public its plans to divest its remaining ownership interest in AXA Equitable Holdings, Inc. (“AXA Equitable”), over time in one or more transactions, subject to market conditions (the “Plan”). AXA is the holding company for an international group of insurance and related financial services companies. AXA formerly owned all of the outstanding shares of common stock of AXA Equitable. After selling a minority stake of AXA Equitable in an initial public offering during May, 2018, AXA is currently a majority owner of AXA Equitable, which is an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser. AXA Equitable also indirectly holds a majority of the outstanding partnership interests of the Adviser. It is anticipated that one or more future transactions under the Plan could be deemed a Change of Control Event resulting in the automatic termination of the Investment Management Agreement.

Because it is anticipated that one or more of the transactions contemplated by the Plan could be deemed a Change of Control Event for the Adviser resulting in the automatic termination of the Investment Management

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

Agreement, the Board, including the Independent Directors, has approved a new investment advisory agreement with the Adviser (the “Proposed Agreement”), in connection with the Plan. The Board unanimously approved the Proposed Agreement at a meeting held on July 26, 2018, subject as to each Portfolio to approval by stockholders of that Portfolio. Stockholders have been asked to approve the Proposed Agreement at a meeting initially called for October 11, 2018 and held on November 14, 2018. The Proposed Agreement would be effective for a Portfolio after the first Change of Control Event that occurs after stockholder approval for that Portfolio.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement and the Proposed Agreement (each, an “Agreement”).

The Board received preliminary information about the Plan from the Adviser at a special telephonic meeting of the Board held on June 18, 2018. During that meeting, the Independent Directors also met separately in an executive session with their independent counsel. Following that meeting, counsel to the Independent Directors sent a letter to the Adviser dated June 20, 2018, that contained a list of information requested by the Independent Directors with respect to the Plan and the Proposed Agreement. The Adviser responded in writing to the letter. Following receipt of the Adviser’s responses, the Independent Directors met with the Fund’s Senior Analyst and counsel to the Independent Directors via a telephone conference on July 23, 2018, during which the Independent Directors reviewed the responses to their requests for information, and evaluated extensive additional materials relating to the approval of the Proposed Agreement. Following the July 23, 2018 meeting, the Independent Directors, through counsel, requested certain additional information in a letter to the Adviser dated July 24, 2018. On July 26, 2018, the Board held an in-person meeting, at which representatives of the Adviser responded to the requests for additional information, and the Board discussed its review of the Proposed Agreement and the materials the Directors had been provided. During the July 26, 2018 meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst in executive sessions. The Board then approved the Proposed Agreement as described below.

Prior to and following its approval of the Proposed Agreement, the Board undertook the process to review annually the continuation of the Investment Management Agreement between the Fund and the Adviser. In connection with that process, counsel to the Independent Directors sent a letter to the Adviser dated August 9, 2018, that contained a list of

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

information requested by the Independent Directors to conduct their annual review. In addition to reviewing information in connection with the July 26, 2018 meeting, the Board of Directors, including the Independent Directors, met in person and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2018. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 20, 2018, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 20, 2018, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 20, 2018 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel dated September 26, 2018, and the Adviser provided certain additional information by means of a letter dated October 3, 2018. The Independent Directors held a telephonic meeting on October 15, 2018 with their independent counsel and the Senior Analyst to discuss the contract renewal materials and supplemental materials. Following that meeting the Independent Directors, through counsel, requested further information from the Adviser. On October 24-25, 2018, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and a report prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below. Also, after considering the additional information the Board had received in connection with their consideration of the continuation of the Investment Management Agreement, and in light of their approval of the continuation of the Investment Management Agreement, the Board further determined that it was unnecessary to seek any modification of the Proposed Agreement.

In approving each Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreements and considered whether each Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests including information regarding the Plan, as well as information prepared by the Senior Analyst and the

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

independent fee consultant at the request of the Board. The Board also considered other information provided to the Board in connection with the July 26, 2018, September 20, 2018, and October 24-25, 2018 meetings and throughout the past year. In approving the Proposed Agreement at the July 26, 2018 Board meeting, the Board considered the information it had received through that date, including the information provided to the Board in connection with its most recent approval of the Investment Management Agreement; in approving the continuation of the Investment Management Agreement at the October 24-25, 2018 Board meeting, and in determining at that meeting that it was unnecessary to seek any modification of the Proposed Agreement, the Board considered information it had received after, as well as before and at, the July 26, 2018 meeting.

The information considered by the Board included information with respect to the Plan and the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve an Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Agreements including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Directors also considered the fact that the Proposed Agreement would have terms and conditions identical to those of the Investment Management Agreement with the exception of the effective date under the Proposed Agreement.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue fee waivers and/or expense caps applicable to certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff appeared sufficient to provide a high level of service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered the potential impacts of the relocation of substantial operations of the Adviser from the New York City area to

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

Nashville, Tennessee. The Board further reviewed information about the Plan, and the statements of the Adviser that it will continue to operate as an independent, publicly-traded US asset manager, that the Plan is not anticipated to change the Adviser’s current management structure or strategy, and that the Adviser does not believe that the Plan will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended May 31, 2018 (for the consideration of approval of the Proposed Agreement) and ended July 31, 2018 and September 30, 2018 (for the review of the continuation of the Investment Management Agreement) and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios. In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors noted generally the Adviser’s

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2016 and 2017, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors also received presentations at the July 26, 2018 and September 20, 2018 Board meetings from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies. The Directors also considered that the profitability information did not reflect recent fee reductions implemented for certain Portfolios on January 1, 2018.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

At the July 26, 2018 Board meeting, the Directors received a presentation from an independent consultant regarding possible economies of scale with respect to the Proposed Agreement. The Directors discussed with the independent consultant possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services. The Directors also considered the Senior Analyst Report which they received in connection with the review of the Investment Management Agreement, which included a discussion of possible economies of scale and information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods. At the September 20, 2018 Board meeting, the Directors also received a presentation from outside counsel experienced in mutual fund fee litigation regarding potential economies of scale.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, breakpoint arrangements including recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the Proposed Agreement and the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ the contractual fee schedules, as set forth below.

Advisory Fee Schedule
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.45% of the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

Advisory Fee Schedule
Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% in excess of $5 billion

Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Tax-Aware Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Overlay B Portfolio	0.65%

Tax-Aware Overlay B Portfolio	0.65%

Tax-Aware Overlay C Portfolio	0.65%

Tax-Aware Overlay N Portfolio	0.65%

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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AB SHORT DURATION PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SD-0151-0918

SEP    09.30.18

ANNUAL REPORT

AB INTERMEDIATE MUNICIPAL PORTFOLIOS

+	AB INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We are pleased to provide this report for AB Intermediate Municipal Portfolios: California, Diversified and New York (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

Senior Vice President of the Adviser

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 1

ANNUAL REPORT

November 15, 2018

This report provides management’s discussion of fund performance for the AB Intermediate Municipal Portfolios: California, Diversified and New York, for the annual reporting period ended September 30, 2018.

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of Intermediate California Municipal Portfolio, California state taxes and, in the case of Intermediate New York Municipal Portfolio, New York state and local taxes).

NAV RETURNS AS OF SEPTEMBER 30, 2018 (unaudited)

	6 Months	12 Months
AB INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
Class A Shares	0.65%	-0.33%
Class C Shares	0.20%	-1.15%
Advisor Class Shares[1]	0.78%	-0.08%
Bloomberg Barclays 5-Year GO Municipal Bond Index	0.74%	-0.67%
Lipper California Intermediate Municipal Debt Funds Average	0.67%	0.04%

	6 Months		12 Months
AB INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
Class A Shares	0.50%		-0.73%
Class B Shares[2]	0.15%		-1.56%
Class C Shares	0.12%		-1.54%
Advisor Class Shares[1]	0.70%		-0.48%
Class Z Shares[1]	-0.06%	[3]	—
Bloomberg Barclays 5-Year GO Municipal Bond Index	0.74%		-0.67%
Lipper Intermediate Municipal Debt Funds Average	0.63%		-0.10%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

3	Since inception on 7/2/2018.

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NAV RETURNS AS OF SEPTEMBER 30, 2018 (unaudited)

	6 Months	12 Months
AB INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO
Class A Shares	0.44%	-0.77%
Class C Shares	0.07%	-1.50%
Advisor Class Shares[1]	0.57%	-0.51%
Bloomberg Barclays 5-Year GO Municipal Bond Index	0.74%	-0.67%
Lipper New York Intermediate Municipal Debt Funds Average	0.48%	-0.34%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

INVESTMENT RESULTS

The preceding tables show performance for each Portfolio compared to its benchmark, the Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index, for the six- and 12-month periods ended September 30, 2018. The table also includes performance for each Portfolio’s peer group, as represented by the Lipper California Intermediate Municipal Debt Funds Average for the Intermediate California Municipal Portfolio, the Lipper Intermediate Municipal Debt Funds Average for the Intermediate Diversified Municipal Portfolio and the Lipper New York Intermediate Municipal Debt Funds Average for the Intermediate New York Municipal Portfolio. Funds in each Lipper Average have generally similar investment objectives to the Portfolios, although some of the funds have different investment policies, sales and management fees and fund expenses. The inception date for Intermediate Diversified Municipal Portfolio Class Z shares was July 2, 2018; due to limited performance history, there is no discussion of comparison to the benchmark for this share class.

During the 12-month period, all share classes except Class C shares of Intermediate California Municipal Portfolio outperformed the benchmark, and all share classes underperformed the Lipper Average; for the six-month period, all share classes except Advisor Class underperformed the benchmark and the Lipper Average, before sales charges.

Class A, Class B and Class C shares of the Intermediate Diversified Municipal Portfolio underperformed the benchmark and the Lipper Average for both periods; Advisor Class shares outperformed the benchmark and underperformed the Lipper Average for the 12-month period, before sales charges, and underperformed the benchmark and outperformed the Lipper Average for the six-month period.

Class A and Class C shares of the Intermediate New York Municipal Portfolio underperformed the benchmark and the Lipper Average for both periods; Advisor Class shares outperformed the benchmark and underperformed the

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 3

Lipper Average for the 12-month period, before sales charges, and underperformed the benchmark and outperformed the Lipper Average for the six-month period.

For all Portfolios, security selection, particularly in state general obligations, was the primary driver of relative outperformance during the six-month period. Yield-curve positioning also added to returns, while security selection within the airport and energy sectors detracted. For the 12-month period, yield-curve positioning, particularly on the front-end, was the top contributor to performance. In addition, both sector and security selection, particularly within health care, added to performance; the Portfolios’ Treasury position detracted.

The Portfolios utilized derivatives for both periods, which had no material impact on absolute returns. Credit default swaps were used for investment purposes; inflation swaps were used for hedging purposes. The California Intermediate Municipal Portfolio used interest rate swaps for hedging purposes.

MARKET REVIEW AND INVESTMENT STRATEGY

Economic growth and inflation expectations continued to rise throughout the 12-month period. Forty-six states realized positive growth during the third quarter, while state and local tax collections were at all-time highs. The US Federal Reserve increased its federal funds target rate to 2.00%–2.25% at the end of September, the third rate increase this year. Performance of municipal issues was mixed during the 12-month period, reaching historically expensive valuations versus US Treasuries in July. However, municipals retreated to more normal levels versus US Treasuries toward the end of the reporting period.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of September 30, 2018, the Portfolios’ percentages of investments in municipal bonds that are insured and insured municipal bonds that have been pre-refunded or escrowed to maturity were 2.81% and 0.00%, respectively, for Intermediate California Municipal Portfolio; 3.26% and 0.02%, respectively, for Intermediate Diversified Municipal Portfolio; and 2.33% and 0.00%, respectively, for Intermediate New York Municipal Portfolio.

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INVESTMENT POLICIES

As a matter of fundamental policy, the Portfolios, under normal circumstances, invest at least 80% of their net assets in municipal securities (and, in the case of the Intermediate California Municipal and Intermediate New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Intermediate Diversified Municipal Portfolio invests no more than 25% of its total assets in municipal securities of issuers located in any one state. Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolios may invest up to 20% of their total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type). Each of the Portfolios may invest up to 20% of their net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors. The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. In managing the Portfolios, the Adviser may use interest-rate forecasting to estimate the best level of interest-rate risk at a given time.

Each Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions. Within the ranges described in the prospectus, the Adviser may moderately shorten the average duration of the Portfolios when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Intermediate California Municipal and Intermediate New York Municipal Portfolios are “non-diversified,” which means that they may concentrate their assets in a smaller number of issuers than a diversified fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 5-Year GO Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Interest-Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolios will experience increased interest-rate risk to the extent they invest in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will

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DISCLOSURES AND RISKS (continued)

decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes, earthquakes and wildfires. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, recent tax law changes could have a material impact on the value of municipal securities. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

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DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Intermediate California Municipal and Intermediate New York Municipal Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value (“NAV”).

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios are subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and

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DISCLOSURES AND RISKS (continued)

other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences on the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The US government and foreign governments have been adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past decade, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may continue, worsen, or spread. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in

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DISCLOSURES AND RISKS (continued)

the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be

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DISCLOSURES AND RISKS (continued)

worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2008 TO 9/30/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate California Municipal Portfolio Class A shares (from 9/30/2008 to 9/30/2018) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			1.56%	2.77%
1 Year	-0.33%	-3.31%
5 Years	1.57%	0.95%
10 Years	2.62%	2.31%
CLASS C SHARES			0.86%	1.53%
1 Year	-1.15%	-2.13%
5 Years	0.81%	0.81%
10 Years	1.88%	1.88%
ADVISOR CLASS SHARES[3]			1.86%	3.30%
1 Year	-0.08%	-0.08%
Since Inception[4]	0.08%	0.08%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.74%, 1.50% and 0.47% for Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2018.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

4	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-3.31%
5 Years	0.95%
10 Years	2.31%
CLASS C SHARES
1 Year	-2.13%
5 Years	0.81%
10 Years	1.88%
ADVISOR CLASS SHARES[1]
1 Year	-0.08%
Since Inception[2]	0.08%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2008 TO 9/30/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate Diversified Municipal Portfolio Class A shares (from 9/30/2008 to 9/30/2018) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			1.62%	2.49%
1 Year	-0.73%	-3.73%
5 Years	1.44%	0.83%
10 Years	2.61%	2.30%
CLASS B SHARES			0.78%	1.20%
1 Year	-1.56%	-4.48%
5 Years	0.64%	0.64%
10 Years[3]	2.16%	2.16%
CLASS C SHARES			0.92%	1.42%
1 Year	-1.54%	-2.51%
5 Years	0.68%	0.68%
10 Years	1.87%	1.87%
ADVISOR CLASS SHARES[4]			1.92%	2.95%
1 Year	-0.48%	-0.48%
Since Inception[5]	1.41%	1.41%
CLASS Z SHARES[4]			2.06%	3.17%
Since Inception[5]	-0.06%	-0.06%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.73%, 1.53%, 1.49%, 0.48% and 0.40% for Class A, Class B, Class C, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2018.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

4

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

5	Inception dates: 6/26/2015 for Advisor Class shares; 7/2/2018 for Class Z shares.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-3.73%
5 Years	0.83%
10 Years	2.30%
CLASS B SHARES
1 Year	-4.48%
5 Years	0.64%
10 Years[1]	2.16%
CLASS C SHARES
1 Year	-2.51%
5 Years	0.68%
10 Years	1.87%
ADVISOR CLASS SHARES[2]
1 Year	-0.48%
Since Inception[3]	1.41%
CLASS Z SHARES[2]
Since Inception[3]	-0.06%

1	Assumes conversion of Class B shares into Class A shares after six years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception dates: 6/26/2015 for Advisor Class shares; 7/2/2018 for Class Z shares.

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HISTORICAL PERFORMANCE

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2008 TO 9/30/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate New York Municipal Portfolio Class A shares (from 9/30/2008 to 9/30/2018) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			1.71%	2.89%
1 Year	-0.77%	-3.77%
5 Years	1.58%	0.97%
10 Years	2.62%	2.30%
CLASS C SHARES			1.02%	1.72%
1 Year	-1.50%	-2.48%
5 Years	0.82%	0.82%
10 Years	1.88%	1.88%
ADVISOR CLASS SHARES[3]			2.01%	3.39%
1 Year	-0.51%	-0.51%
Since Inception[4]	-0.02%	-0.02%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.73%, 1.48% and 0.47% for Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2018.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

4	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-3.77%
5 Years	0.97%
10 Years	2.30%
CLASS C SHARES
1 Year	-2.48%
5 Years	0.82%
10 Years	1.88%
ADVISOR CLASS SHARES[1]
1 Year	-0.51%
Since Inception[2]	-0.02%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	Inception date: 7/25/2016.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

(unaudited)

California Municipal Portfolio

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,006.50	$3.77	0.75%
Hypothetical**	$1,000	$1,021.31	$3.80	0.75%
Class C
Actual	$1,000	$1,002.00	$7.58	1.51%
Hypothetical**	$1,000	$1,017.50	$7.64	1.51%
Advisor Class
Actual	$1,000	$1,007.80	$2.52	0.50%
Hypothetical**	$1,000	$1,022.56	$2.54	0.50%

Diversified Municipal Portfolio

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,005.00	$3.77	0.75%
Hypothetical**	$1,000	$1,021.31	$3.80	0.75%
Class B
Actual	$1,000	$1,001.50	$7.78	1.55%
Hypothetical**	$1,000	$1,017.30	$7.84	1.55%
Class C
Actual	$1,000	$1,001.20	$7.53	1.50%
Hypothetical**	$1,000	$1,017.55	$7.59	1.50%
Advisor Class
Actual	$1,000	$1,007.00	$2.47	0.49%
Hypothetical**	$1,000	$1,022.61	$2.48	0.49%
Class Z(a)
Actual	$1,000	$999.40	$0.99	0.40%
Hypothetical**	$1,000	$1,011.34	$0.99	0.40%

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EXPENSE EXAMPLE (continued)

(unaudited)

New York Municipal Portfolio

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,004.40	$3.72	0.74%
Hypothetical**	$1,000	$1,021.36	$3.75	0.74%
Class C
Actual	$1,000	$1,000.70	$7.47	1.49%
Hypothetical**	$1,000	$1,017.60	$7.54	1.49%
Advisor Class
Actual	$1,000	$1,005.70	$2.46	0.49%
Hypothetical**	$1,000	$1,022.61	$2.48	0.49%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

(a)	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 90/365 (to reflect the since inception period).

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PORTFOLIO SUMMARY

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

September 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,300.9

1

All data are as of September 30, 2018. The Portfolio’s quality rating breakdown and state breakdown are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

24 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO SUMMARY

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

September 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6,995.3

1

All data are as of September 30, 2018. The Portfolio’s quality rating breakdown and state breakdown are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.2% in 29 different states, District of Columbia and Puerto Rico.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 25

PORTFOLIO SUMMARY

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

September 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,822.9

1

All data are as of September 30, 2018. The Portfolio’s quality rating breakdown and state breakdown are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 0.3% in 7 different states and Puerto Rico.

26 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS

CALIFORNIA MUNICIPAL PORTFOLIO

September 30, 2018

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 95.0%
Long-Term Municipal Bonds – 94.4%
Alabama – 4.0%
Black Belt Energy Gas District (Goldman Sachs Group, Inc.(The)) Series 2018A 4.00%, 12/01/48	$8,000	$8,411,120
Southeast Alabama Gas District (The) Series 2018A 4.00%, 4/01/49-6/01/49	41,190	43,275,150

		51,686,270

Arizona – 0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)(b)	1,700	1,705,831

California – 76.9%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/20-4/01/22	2,000	2,147,240
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/21-5/01/24	4,050	4,498,595
Bay Area Toll Authority Series 2009F-1 5.00%, 4/01/22 (Pre-refunded/ETM)	14,975	15,218,643
Series 2012 5.00%, 4/01/24-4/01/25	13,845	15,278,624
Bay Area Water Supply & Conservation Agency Series 2013A 5.00%, 10/01/25	4,710	5,291,073
Brea Redevelopment Agency Series 2017A 5.00%, 8/01/31	1,605	1,856,375
California Econ Recovery Series 2009A 5.00%, 7/01/20 (Pre-refunded/ETM)	22,500	23,051,700
California Educational Facilities Authority (Claremont Mckenna College) Series 2015A 5.00%, 1/01/27	1,300	1,531,127

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/28	$1,545	$1,777,971
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/27-11/15/29	19,500	22,705,265
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017A 5.00%, 8/15/32	1,215	1,374,651
California Health Facilities Financing Authority (Kaiser Credit Group) Series 2017P 5.00%, 11/01/32	7,370	8,222,930
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018A 5.00%, 11/15/23-11/15/29	11,365	13,246,932
California Infrastructure & Economic Development Bank (Broad Collection(The)) Series 2011A 5.00%, 6/01/21	20,650	22,349,495
California Infrastructure & Economic Development Bank (California Infrastructure & Economic Development Bank SRF) Series 2017 5.00%, 10/01/24	5,000	5,846,850
Series 2018 5.00%, 10/01/32	13,965	16,665,691
California Infrastructure & Economic Development Bank (Segerstrom Center for the Arts) Series 2016 5.00%, 7/01/26	2,370	2,757,661
Series 2016B 5.00%, 7/01/23	12,760	14,343,388
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018A 5.00%, 12/31/23-12/31/31	13,530	15,333,069

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Municipal Finance Authority (Rocketship Education Obligated Group) Series 2015A 4.25%, 3/01/28(a)(b)	$1,755	$1,771,146
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/27(b)	4,000	4,218,880
California School Finance Authority (Rocketship Education Obligated Group) Series 2016A 5.00%, 6/01/31(a)(b)	1,000	1,042,480
California State Public Works Board Series 2009E 5.00%, 4/01/21 (Pre-refunded/ETM)	5,890	5,985,830
5.00%, 4/01/22 (Pre-refunded/ETM)	4,935	5,015,292
Series 2011G 5.00%, 12/01/23 (Pre-refunded/ETM)	1,545	1,694,850
California State Public Works Board (California State Public Works Board Lease) AMBAC Series 1993A 5.00%, 12/01/19	1,380	1,406,192
California State Public Works Board (Judicial Council of California Lease) Series 2014B 5.00%, 10/01/29	4,445	5,070,945
California State Public Works Board (State of California Department of Corrections & Rehabilitation Lease) Series 2014A 5.00%, 9/01/30	11,220	12,739,749
California State Public Works Board (State of California Department of Education Lease) Series 2017H 5.00%, 4/01/30-4/01/32	5,270	6,159,059
California State University Series 2010A 5.00%, 11/01/24	1,490	1,562,518
Series 2011A 5.25%, 11/01/26	5,500	6,021,015
Series 2012A 5.00%, 11/01/26	10,930	12,185,857
Series 2014A 5.00%, 11/01/28	16,650	19,166,647

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 29

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2018A 5.00%, 11/01/30	$2,330	$2,806,974
California Statewide Communities Development Authority (CHF-Irvine LLC) Series 2017A 5.00%, 5/15/29	1,210	1,381,699
California Statewide Communities Development Authority (Loma Linda University Medical Center Obligated Group) Series 2018A 5.00%, 12/01/27-12/01/33(b)	1,250	1,374,590
City & County of San Francisco CA Series 2018C 5.00%, 6/15/22-6/15/25	17,590	20,064,036
Series 2018E 5.00%, 6/15/23	1,490	1,691,791
City & County of San Francisco CA COP Series 2015R 5.00%, 9/01/21-9/01/24	7,405	8,250,350
City of Hayward CA COP Series 2015 5.00%, 11/01/20-11/01/23	9,255	10,197,832
City of Long Beach CA Harbor Revenue Series 2010A 5.00%, 5/15/22-5/15/25	16,895	17,714,776
Series 2010B 5.00%, 5/15/21	6,500	6,825,065
City of Los Angeles CA Wastewater System Revenue Series 2012C 5.00%, 6/01/23	2,765	3,063,814
Series 2017A 5.00%, 6/01/30	4,800	5,737,680
City of Los Angeles Department of Airports Series 2009A 5.25%, 5/15/23-5/15/24	15,955	16,295,424
Series 2010A 5.00%, 5/15/23-5/15/25	25,915	27,206,302
Series 2010D 5.00%, 5/15/23	5,000	5,250,050
Series 2017A 5.00%, 5/15/28-5/15/29	4,015	4,629,343
Series 2018C 5.00%, 5/15/25	2,955	3,373,989

30 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Riverside CA Sewer Revenue Series 2015A 5.00%, 8/01/27-8/01/30	$5,320	$6,094,666
City of Roseville CA Series 2017A 5.00%, 9/01/28-9/01/30(a)	2,305	2,602,080
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.00%, 9/01/31(a)	1,170	1,250,297
City of San Francisco CA Public Utilities Commission Wastewater Revenue (San Francisco City & County Public Utilities Commission Wastewater Revenue) Series 2013B 5.00%, 10/01/25	4,000	4,445,760
City of San Francisco CA Public Utilities Commission Water Revenue Series 2009A 5.00%, 11/01/28 (Pre-refunded/ETM)	2,000	2,069,900
Series 2011A 5.00%, 11/01/25 (Pre-refunded/ETM)	11,320	12,389,966
Series 2017E 5.00%, 11/01/26	2,130	2,562,284
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2014A 5.00%, 3/01/25	3,600	4,047,192
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2015A 5.00%, 3/01/22	3,000	3,319,590
Series 2017A 5.00%, 3/01/30	1,250	1,488,913
Coronado Community Development Agency Successor Agency Series 2018A 5.00%, 9/01/33(c)	4,780	5,369,183
Cotati-Rohnert Park Unified School District AGM Series 2015B 5.00%, 8/01/21	3,000	3,248,970

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of San Diego CA (Sanford Burnham Prebys Medical Discovery Institute) Series 2015A 5.00%, 11/01/21	$1,725	$1,865,398
Desert Sands Unified School District Series 2015 5.00%, 8/01/21	1,680	1,828,159
Fontana Redevelopment Agency Successor Agency Series 2017A 5.00%, 10/01/29-10/01/31	8,850	10,454,570
Fremont Community Facilities District No. 1 Series 2015 5.00%, 9/01/27(a)	1,000	1,111,480
Golden State Tobacco Securitization Corp. Series 2017A 5.00%, 6/01/19-6/01/20	11,585	11,873,436
Series 2018A 3.50%, 6/01/36	9,820	9,823,339
Lake Elsinore Public Financing Authority Series 2015 5.00%, 9/01/21-9/01/23(a)	1,560	1,694,462
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/23	4,025	4,367,608
Long Beach Unified School District Series 2010A 5.00%, 8/01/25	1,000	1,054,370
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2010A 5.00%, 7/01/21	2,000	2,109,900
Los Angeles Department of Water & Power Power System Revenue Series 2013A 5.00%, 7/01/21	1,505	1,637,290
Series 2014B 5.00%, 7/01/27	2,190	2,489,921
Series 2014C 5.00%, 7/01/25-7/01/26	21,670	25,055,606

32 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Los Angeles Department of Water & Power Water System Revenue Series 2012C 5.00%, 7/01/23	$1,540	$1,714,205
Series 2018A 5.00%, 7/01/31	1,345	1,602,662
Los Angeles Unified School District/CA Series 2014C 5.00%, 7/01/27	10,365	11,923,481
Series 2016A 5.00%, 7/01/21-7/01/27	27,595	32,207,879
Series 2018B 5.00%, 7/01/29	9,020	10,912,576
Mammoth Unified School District/CA NATL Series 1998 Zero Coupon, 8/01/21-8/01/22	2,100	1,950,126
Metropolitan Water District of Southern California Series 1993A 5.75%, 7/01/21 (Pre-refunded/ETM)	710	785,026
5.75%, 7/01/21	1,775	1,872,164
Natomas Unified School District BAM Series 2014 5.00%, 8/01/22-8/01/23	4,950	5,521,187
Northern California Power Agency Series 2012A 5.00%, 7/01/25-7/01/27	3,980	4,389,176
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/23	1,575	1,790,712
Orange County Sanitation District COP Series 2009A 5.00%, 2/01/19	4,690	4,741,918
5.00%, 2/01/20 (Pre-refunded/ETM)	1,890	1,911,111
Palm Desert Redevelopment Agency Successor Agency BAM Series 2017A 5.00%, 10/01/24	1,000	1,156,510
Palomar Health (Palomar Health Obligated Group) Series 2016 4.00%, 11/01/19	625	633,250
Peralta Community College District Series 2014A 5.00%, 8/01/28	1,820	2,077,039

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Pittsburg Successor Agency Redevelopment Agency AGM Series 2016A 5.00%, 9/01/27	$2,785	$3,219,293
Port of Los Angeles Series 2011B 5.00%, 8/01/23	2,500	2,715,400
Series 2014A 5.00%, 8/01/26-8/01/27	2,565	2,887,925
Port of Oakland Series 2012P 5.00%, 5/01/22-5/01/25	16,945	18,355,146
Series 2017E 5.00%, 11/01/19	3,910	4,047,945
Series 2017F 5.00%, 11/01/18	5,000	5,013,650
Riverside County Public Financing Authority (Riverside County Public Financing Authority Lease) Series 2015 5.00%, 11/01/28	3,395	3,880,994
Riverside County Transportation Commission (Riverside County Transportation Commission Sales Tax) Series 2017B 5.00%, 6/01/33	10,310	12,168,274
Romoland School District Series 2015 5.00%, 9/01/23(a)	955	1,059,133
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	1,080	1,117,400
Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/24	4,945	5,332,589
Sacramento County Sanitation Districts Financing Authority AMBAC Series 2001 5.50%, 12/01/21	1,175	1,304,262
Sacramento Municipal Utility District Series 2012Y 5.00%, 8/15/25	4,555	5,063,065
Sacramento Regional Transit District Series 2012 5.00%, 3/01/24 (Pre-refunded/ETM)(a)	370	390,949
5.00%, 3/01/24	630	662,747

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

San Bernardino Community College District Series 2013A 5.00%, 8/01/21	$1,000	$1,086,160
San Diego County Regional Transportation Commission (San Diego County Regional Transportation Commission Sales & Use Tax) Series 2018A 4.00%, 4/01/21	26,125	27,522,426
San Diego County Water Authority COP AGM Series 2008A 5.00%, 5/01/19	1,460	1,463,373
San Diego County Water Authority Financing Corp. Series 2015 5.00%, 5/01/21	1,000	1,080,850
San Diego Public Facilities Financing Authority Sewer Revenue Series 2009B 5.00%, 5/15/21 (Pre-refunded/ETM)	14,905	15,210,254
Series 2015 5.00%, 5/15/22	4,785	5,329,820
San Francisco City & County Airport Comm-San Francisco International Airport Series 2011S 5.00%, 5/01/25 (Pre-refunded/ETM)(a)	855	923,144
5.00%, 5/01/25	2,145	2,308,277
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2011C 5.00%, 5/01/21	3,900	4,175,457
Series 2016S 5.00%, 5/01/26	3,810	4,481,246
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/19-8/01/24(a)	3,855	4,180,406
San Francisco City & County Redevelopment Agency Successor Agency (Successor Agency to the Redev of San Francisco – Mission Bay South) Series 2016B 5.00%, 8/01/26	1,070	1,252,499

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

San Joaquin Delta Community College District Series 2015A 5.00%, 8/01/20-8/01/22	$3,685	$3,975,997
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01) Series 2016 5.00%, 9/01/29-9/01/30(a)	2,365	2,616,860
South Placer Wastewater Authority/CA Series 2011C 5.00%, 11/01/19-11/01/20	5,520	5,764,384
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 7/01/22-7/01/25	12,235	12,765,093
Series 2014A 5.00%, 7/01/30	1,030	1,172,336
Southwestern Community College District Series 2015 5.00%, 8/01/20-8/01/25	14,850	16,902,387
State of California 5.00%, 8/01/27	6,060	7,253,578
2017 5.00%, 8/01/24	5,540	6,384,296
Series 2013 5.00%, 10/01/20-9/01/28	29,390	31,767,516
Series 2014 5.00%, 12/01/22-5/01/29	18,665	20,977,619
Series 2015 5.00%, 3/01/21	17,455	18,755,572
Series 2015B 5.00%, 9/01/24	3,330	3,842,354
State of California Department of Water Resources Series 2011A 5.00%, 12/01/20 (Pre-refunded/ETM)(a)	50	53,347
5.00%, 12/01/20	1,745	1,865,248
Series 2014A 5.00%, 12/01/27 (Pre-refunded/ETM)	5,690	6,583,102
State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/20	13,940	14,645,225

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2011N 5.00%, 5/01/20	$4,210	$4,422,984
Stockton Unified School District Series 2016 5.00%, 8/01/28	7,770	8,967,823
Sweetwater Union High School District BAM Series 2014 5.00%, 8/01/28-8/01/29	7,980	9,013,788
University of California Series 2009Q 5.25%, 5/15/22	155	155,401
Series 2010U 5.00%, 5/15/24	4,215	4,425,076
Series 2012G 5.00%, 5/15/25 (Pre-refunded/ETM)(a)	4,625	5,125,841
5.00%, 5/15/25	5,375	5,931,205
Series 2013A 5.00%, 5/15/48	4,785	5,410,782
Series 2014A 5.00%, 5/15/28	1,000	1,143,810
Series 2015A 5.00%, 5/15/20-5/15/24	4,780	5,270,090
Series 2015I 5.00%, 5/15/21	2,935	3,171,062
Series 2017A 5.00%, 5/15/28-5/15/31	9,465	11,187,919
Series 2017M 5.00%, 5/15/30-5/15/32	7,010	8,197,068
Series 2018O 4.00%, 5/15/25	8,320	9,286,534
Vacaville Unified School District BAM Series 2015C 5.00%, 8/01/20-8/01/22	2,390	2,581,064
Vista Unified School District Series 2015 5.00%, 8/01/20	2,100	2,223,543

		1,000,916,405

Colorado – 0.5%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/32	3,000	3,191,940

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	$1,700	$1,822,060
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/20	1,625	1,720,940

		6,734,940

Connecticut – 1.4%
State of Connecticut Series 2018B 5.00%, 4/15/26-4/15/28	13,755	15,415,028
Series 2018D 5.00%, 4/15/27	2,280	2,566,277

		17,981,305

Florida – 0.3%
County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/21	1,055	1,093,233
Miami-Dade County Expressway Authority Series 2013A 5.00%, 7/01/21	1,280	1,376,410
New River Community Development District Series 2006B 5.00%, 5/01/13(a)(d)(e)(f)(g)	405	– 0	–
Sarasota County Health Facilities Authority (Village On the Isle) Series 2017B 2.70%, 1/01/22	1,100	1,087,152

		3,556,795

Illinois – 4.4%
Chicago Board of Education Series 2017F 5.00%, 12/01/24	6,000	6,271,200
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	2,185	2,283,871
Metropolitan Pier & Exposition Authority (Metropolitan Pier & Exposition Authority Lease) Series 2017B 5.00%, 12/15/26	3,250	3,520,075

38 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of Illinois Series 2006A 5.00%, 6/01/21	$1,000	$1,039,340
Series 2012 5.00%, 8/01/21	4,950	5,153,643
Series 2013 5.00%, 7/01/20-7/01/22	3,870	4,008,301
Series 2014 5.00%, 2/01/21	3,365	3,483,751
Series 2016 5.00%, 1/01/21-11/01/24	4,935	5,154,165
Series 2017D 5.00%, 11/01/23-11/01/24	13,465	14,180,709
Series 2018A 5.00%, 10/01/23	8,050	8,463,448
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.00%, 1/01/26(a)	4,450	4,307,555

		57,866,058

Massachusetts – 0.1%
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 7/01/27	1,055	1,188,964

New Jersey – 3.5%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/27-6/15/29	8,070	8,928,217
Series 2018A 5.00%, 6/15/28	2,710	3,007,341
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2012A 5.00%, 6/15/21	2,870	3,040,048
Series 2013A 5.00%, 12/15/19-6/15/20	23,060	23,951,476
Tobacco Settlement Financing Corp./NJ Series 2018A 5.00%, 6/01/21-6/01/28	6,000	6,669,250

		45,596,332

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Ohio – 0.2%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29(a)	$920	$892,400
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33(a)	100	97,000
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33(a)	1,125	1,091,250

		2,080,650

Pennsylvania – 0.4%
Allentown Neighborhood Improvement Zone Development Authority Series 2018 5.00%, 5/01/28-5/01/33(b)	2,250	2,442,697
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/22-7/01/24	2,815	3,045,735

		5,488,432

Puerto Rico – 0.3%
Puerto Rico Highway & Transportation Authority NATL Series 2005L 5.25%, 7/01/35	3,650	3,882,213

South Carolina – 0.4%
Patriots Energy Group Financing Agency Series 2018A 4.00%, 10/01/48	5,000	5,274,750

Texas – 1.4%
City of Houston TX Airport System Revenue Series 2011A 5.00%, 7/01/19	10,290	10,512,882
Mission Economic Development Corp. (Natgasoline LLC) Series 2016A 5.75%, 10/01/31(b)	1,140	1,175,146

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016B 5.75%, 10/01/31(b)	$1,935	$1,994,656
North Texas Tollway Authority (North Texas Tollway System) Series 2015A 5.00%, 1/01/23	1,915	2,109,947
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/26	1,800	2,069,298

		17,861,929

Wisconsin – 0.5%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24(b)	5,335	5,841,078

Total Long-Term Municipal Bonds (cost $1,216,580,580)		1,227,661,952

Short-Term Municipal Notes – 0.6%
California – 0.6%
California Pollution Control Financing Authority (Pacific Gas & Electric Co.) Series 1996F 1.55%, 11/01/26(h)	2,000	2,000,000
California Public Finance Authority (Sharp Healthcare Obligated Group) Series 2018C 1.27%, 8/01/52(h)	1,750	1,750,000
County of Riverside CA Series 2018 4.00%, 6/28/19	4,160	4,227,974

Total Short-Term Municipal Notes (cost $7,984,402)		7,977,974

Total Municipal Obligations (cost $1,224,564,982)		1,235,639,926

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 3.7%
United States – 3.7%
U.S. Treasury Notes 2.50%, 5/31/20(i) (cost $48,581,000)	$48,716	$48,487,644

Total Investments – 98.7% (cost $1,273,145,982)		1,284,127,570
Other assets less liabilities – 1.3%		16,773,116

Net Assets – 100.0%		$1,300,900,686

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.57%	USD	121	$(14,206)	$(12,421)	$(1,785)
Credit Suisse International
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,242	(145,810)	(125,515)	(20,295)
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	66	(7,748)	(6,837)	(911)
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	825	(96,993)	(85,572)	(11,421)
Goldman Sachs International
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,076	(126,322)	(105,545)	(20,777)

						$(391,079)	$(335,890)	$(55,189)

*	Termination date

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD	23,372	8/30/20	2.210%	CPI	#	Maturity	$29,001
Barclays Bank PLC	USD	22,804	8/31/20	2.235%	CPI	#	Maturity	16,058
Barclays Bank PLC	USD	22,804	9/04/20	2.248%	CPI	#	Maturity	17,135
Barclays Bank PLC	USD	25,891	9/20/20	2.263%	CPI	#	Maturity	25,345

								$87,539

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate market value of these securities amounted to $21,566,504 or 1.7% of net assets.

(c)	When-Issued or delayed delivery security.

(d)	Non-income producing security.

(e)	Defaulted matured security.

(f)	Fair valued by the Adviser.

(g)	Illiquid security.

(h)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(i)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of September 30, 2018, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.8% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

CDX-CMBX.NA – North American Commercial Mortgage-Backed

COP – Certificate of Participation

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

SRF – State Revolving Fund

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

DIVERSIFIED MUNICIPAL PORTFOLIO

September 30, 2018

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.2%
Long-Term Municipal Bonds – 95.8%
Alabama – 1.3%
Alabama Federal Aid Highway Finance Authority Series 2012 5.00%, 9/01/24 (Pre-refunded/ETM)	$18,230	$20,170,037
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant) Series 2015 5.00%, 9/01/25	1,390	1,584,002
Alabama Public School & College Authority Series 2014B 5.00%, 1/01/22	3,200	3,485,504
Birmingham Airport Authority (Birmingham-Shuttlesworth Intl Airport) AGM Series 2010 6.00%, 7/01/21	5,510	5,872,613
Southeast Alabama Gas District (The) Series 2018A 4.00%, 4/01/49-6/01/49	42,265	44,395,175
Water Works Board of the City of Birmingham (The) Series 2010A 5.00%, 1/01/21-1/01/22	13,295	14,123,076

		89,630,407

Alaska – 0.7%
Municipality of Anchorage AK Series 2015B 5.00%, 9/01/21-9/01/24	12,935	14,344,150
Series 2015C 5.00%, 9/01/22-9/01/24	7,370	8,276,285
Series 2015D 5.00%, 9/01/21	3,565	3,850,414
State of Alaska Series 2016A 5.00%, 8/01/22-8/01/27	21,840	24,981,322

		51,452,171

Arizona – 1.9%
Arizona Board of Regents COP (University of Arizona COP) Series 2012C 5.00%, 6/01/25	2,365	2,572,434

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 7/01/24-7/01/25	$17,210	$18,509,267
Arizona Health Facilities Authority (HonorHealth) Series 2014A 5.00%, 12/01/23-12/01/24	2,770	3,113,866
Arizona Transportation Board (Arizona Transportation Board Excise Tax) Series 2016 5.00%, 7/01/20	3,095	3,251,359
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015A 5.00%, 7/01/23-7/01/26	33,315	37,782,435
City of Phoenix Civic Improvement Corp. Series 2010A 5.00%, 7/01/21 (Pre-refunded/ETM)	4,085	4,291,374
Series 2017A 5.00%, 7/01/29	3,945	4,482,861
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2010A 5.00%, 7/01/20	3,140	3,297,534
Series 2010C 5.00%, 7/01/23-7/01/25	19,665	20,609,516
Salt River Project Agricultural Improvement & Power District Series 2017A 5.00%, 1/01/29-1/01/31	22,310	26,387,724
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,548,404
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)(b)	9,215	9,246,607

		135,093,381

California – 6.0%
California Econ Recovery Series 2009A 5.00%, 7/01/19 (Pre-refunded/ETM)	16,765	17,176,078
5.00%, 7/01/20 (Pre-refunded/ETM)	5,675	5,814,151

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.25%, 7/01/21 (Pre-refunded/ETM)	$2,735	$2,807,122
California State Public Works Board (Judicial Council of California Lease) Series 2014B 5.00%, 10/01/28	1,225	1,399,710
City of Los Angeles Department of Airports Series 2010D 5.00%, 5/15/22-5/15/23	24,415	25,637,405
Fresno Unified School District NATL Series 2002A 6.00%, 2/01/20	3,255	3,425,009
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 6/01/36	14,155	14,159,813
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	545	563,873
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.25%, 5/01/22-5/01/23	10,380	10,585,566
Series 2011C 5.00%, 5/01/22	5,880	6,299,891
State of California Series 2009 5.25%, 10/01/20	5,085	5,264,297
Series 2013 5.00%, 11/01/24-11/01/25	43,465	49,325,294
Series 2014 5.00%, 5/01/25-5/01/29	130,465	148,825,479
State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/19	124,720	127,122,107

		418,405,795

Colorado – 2.2%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/29(a)(b)	12,180	12,931,506
City & County of Broomfield CO COP Series 2010 5.00%, 12/01/18 (Pre-refunded/ETM)	5,215	5,242,274
5.00%, 12/01/20 (Pre-refunded/ETM)	3,820	4,060,584

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City & County of Denver CO Airport System Revenue Series 2010A 5.00%, 11/15/21-11/15/23	$19,685	$20,817,632
Series 2011A 5.50%, 11/15/19	2,290	2,372,532
Series 2012A 5.00%, 11/15/22-11/15/24	6,630	7,262,437
Series 2016A 5.00%, 11/15/23	4,085	4,595,788
Series 2018A 5.00%, 12/01/25-12/01/28	69,615	79,744,785
PV Water & Sanitation Metropolitan District Series 2006 Zero Coupon, 12/15/17(a)(c)(d)(e)	13,168	2,765,280
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 1/15/21	2,800	2,866,584
5.25%, 1/15/24-7/15/24	7,745	7,962,402
Stapleton Development Corp. (Denver Urban Renewal Authority) Series 2015B 5.00%, 12/01/19	1,185	1,225,942

		151,847,746

Connecticut – 3.4%
City of Bridgeport CT Series 2017A 5.00%, 11/01/23-11/01/28	2,420	2,662,809
Series 2017B 5.00%, 8/15/25-8/15/27	12,455	13,849,231
5.00%, 8/15/27 (Pre-refunded/ETM)(a)	495	582,966
Series 2017C 5.00%, 8/15/24-8/15/28	8,950	9,924,031
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) Series 2018K-1 5.00%, 7/01/26-7/01/29	4,400	4,922,201
Connecticut State Health & Educational Facilities Authority (Yale University) Series 2017B-2 5.00%, 7/01/37	3,150	3,307,469

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of Connecticut Series 2013A 5.00%, 10/15/21	$3,370	$3,612,775
Series 2014A 5.00%, 3/01/28	6,360	6,895,130
Series 2015B 5.00%, 6/15/32	7,345	7,961,245
Series 2015F 5.00%, 11/15/27	1,570	1,734,913
Series 2016A 5.00%, 3/15/20-3/15/29	68,735	73,860,996
Series 2016B 5.00%, 5/15/21	17,090	18,175,215
Series 2016E 5.00%, 10/15/24-10/15/25	20,025	22,273,682
Series 2016G 5.00%, 11/01/19	4,845	4,985,844
Series 2017A 5.00%, 4/15/22	8,450	9,121,944
Series 2017B 5.00%, 4/15/28	2,515	2,844,742
Series 2018C 5.00%, 6/15/26	5,500	6,166,875
Series 2018D 5.00%, 4/15/26	16,645	18,637,074
State of Connecticut Clean Water Fund – State Revolving Fund Series 2017A 5.00%, 5/01/29-5/01/31	12,000	14,023,530
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/22-1/01/24	8,575	9,312,892

		234,855,564

Delaware – 0.1%
Delaware River & Bay Authority Series 2014C 5.00%, 1/01/26-1/01/27	5,470	6,171,569

District of Columbia – 1.3%
District of Columbia Series 2013A 5.00%, 6/01/25-6/01/27	59,115	65,942,699
District of Columbia (District of Columbia Pers Income Tax) Series 2012C 5.00%, 12/01/26	5,545	6,129,110

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Metropolitan Washington Airports Authority Series 2008A 5.50%, 10/01/18	$6,910	$6,910,000
Series 2010F-1 5.00%, 10/01/20	11,905	12,576,799

		91,558,608

Florida – 5.0%
Brevard County School District COP Series 2013A 5.00%, 7/01/21-7/01/22	15,275	16,616,475
Citizens Property Insurance Corp. Series 2011A 5.00%, 6/01/20	6,640	6,941,921
Series 2011A-1 5.00%, 6/01/19	15,975	16,281,560
Series 2012A 5.00%, 6/01/22	27,105	29,671,572
Series 2012A-1 5.00%, 6/01/20-6/01/21	20,875	21,983,504
Series 2015A 5.00%, 6/01/22	1,795	1,944,308
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	3,895	4,209,677
Collier County School Board COP Series 2015 5.00%, 2/15/19	8,560	8,655,358
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012Q 5.00%, 10/01/23	5,000	5,486,650
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23-10/01/24	13,095	14,176,571
5.625%, 10/01/25	2,550	2,758,208
County of Miami-Dade FL Series 2015A 5.00%, 11/01/20-11/01/21	7,205	7,730,785
Series 2015B 5.00%, 7/01/22	3,715	4,087,057
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/22-10/01/24	4,975	5,506,428

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Durbin Crossing Community Development District Series 2006-1 5.25%, 11/01/15(a)(c)(d)(e)	$985	$81,263
Duval County School Board COP Series 2015B 5.00%, 7/01/26	4,280	4,863,535
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	7,645	8,032,601
Series 2012A 5.00%, 7/01/22	10,225	11,241,263
Florida Municipal Power Agency Series 2015B 5.00%, 10/01/24-10/01/28	3,765	4,297,853
Florida State Board of Education (State of Florida) Series 2014A 5.00%, 6/01/22	3,545	3,901,662
Series 2017F 5.00%, 6/01/21	2,775	2,987,593
Greater Orlando Aviation Authority Series 2017A 5.00%, 10/01/29-10/01/31	13,335	15,138,402
Hillsborough County School Board (Hillsborough County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/23	2,650	2,971,313
Hillsborough County School Board COP Series 2015 5.00%, 7/01/26	1,480	1,690,589
Hollywood Community Redevelopment Agency Series 2015 5.00%, 3/01/20-3/01/23	7,245	7,695,884
JEA Water & Sewer System Revenue Series 2014A 5.00%, 10/01/25 (Pre-refunded/ETM)(a)	1,565	1,779,436
5.00%, 10/01/25	1,495	1,705,646
Series 2017A 5.00%, 10/01/26	22,290	26,218,167
Manatee County School District COP Series 2016A 5.00%, 7/01/28-7/01/29	14,010	15,405,907

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(b)	$11,765	$11,965,829
North Broward Hospital District Series 2017B 5.00%, 1/01/28-1/01/30	8,410	9,238,709
Orange County School Board COP Series 2014A 5.00%, 8/01/28 (Pre-refunded/ETM)	25,075	28,704,606
5.00%, 8/01/29 (Pre-refunded/ETM)	21,280	24,360,280
Overoaks Community Development District Series 2010A-1 6.125%, 5/01/35(a)	205	205,244
Series 2010A-2 6.125%, 5/01/35(a)	460	460,547
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23(a)	240	240,982
Reedy Creek Improvement District Series 2013A 5.00%, 6/01/21	1,820	1,955,990
South Broward Hospital District Series 2015 5.00%, 5/01/27	3,350	3,783,590
South Miami Health Facilities Authority (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 8/15/31	5,000	5,694,150
St. Lucie County School Board (St. Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/22	3,150	3,447,801
Tampa Bay Water Series 2011A 5.00%, 10/01/23	2,050	2,214,369
Tampa Sports Authority (Tampa Sports Authority Sales Tax) Series 2015 5.00%, 1/01/21	3,490	3,712,488
Tohopekaliga Water Authority Series 2016 5.00%, 10/01/25	2,500	2,891,975

		352,937,748

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Georgia – 2.0%
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2010B 5.00%, 1/01/20-1/01/22	$22,650	$23,466,127
Series 2010C 5.00%, 1/01/19	5,000	5,038,350
5.25%, 1/01/20	6,500	6,760,390
5.50%, 1/01/21	7,500	8,065,200
5.75%, 1/01/22-1/01/23	20,000	21,562,780
5.875%, 1/01/24	2,925	3,159,322
Series 2014A 5.00%, 1/01/28	12,250	13,676,512
City of Atlanta GA Series 2015 5.00%, 12/01/18	2,550	2,563,260
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 4/01/48	34,735	36,521,421
Series 2018C 4.00%, 8/01/48	18,000	18,933,840

		139,747,202

Hawaii – 0.8%
City & County Honolulu HI Wastewater System Revenue Series 2009A 5.00%, 7/01/21 (Pre-refunded/ETM)	3,690	3,773,246
5.00%, 7/01/22 (Pre-refunded/ETM)	3,210	3,283,637
Series 2010A 5.00%, 7/01/24	16,500	17,281,275
State of Hawaii Series 2015E 5.00%, 10/01/22-10/01/23	16,045	17,923,696
Series 2016F 5.00%, 4/01/20-10/01/21	12,540	13,227,962

		55,489,816

Idaho – 0.1%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2015A 5.00%, 7/15/21-7/15/23	6,915	7,558,058

Illinois – 5.5%
Chicago Board of Education Series 2017F 5.00%, 12/01/23	7,000	7,313,320

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2018A 4.00%, 12/01/20-12/01/22	$17,620	$17,711,204
5.00%, 12/01/26	1,000	1,044,210
Series 2018B 4.00%, 12/01/21	1,145	1,151,721
Chicago O’Hare International Airport Series 2016C 5.00%, 1/01/27	3,020	3,448,689
Chicago Transit Authority Series 2017 5.00%, 6/01/22	7,460	8,068,093
County of Du Page IL Series 1993 5.60%, 1/01/21	3,690	3,853,504
Illinois Finance Authority (Adventist Health System/Sunbelt Obligated Group) NATL Series 1997B 4.371% (CPIYOYX + 2.10%), 1/01/19(f)	3,145	3,157,769
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/20-11/15/28	4,745	5,156,236
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/27-2/01/29	42,820	48,144,719
Illinois State Toll Highway Authority Series 2014A 5.00%, 12/01/20-12/01/22	33,375	36,004,044
Series 2014D 5.00%, 1/01/23	1,165	1,287,570
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/20-12/15/28	24,425	25,629,926
5.00%, 6/15/23 (Pre-refunded/ETM)(a)	565	619,884
Metropolitan Water Reclamation District of Greater Chicago Series 2015D 5.00%, 12/01/20	8,320	8,805,805
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 6/01/22	9,240	10,013,296
Regional Transportation Authority (Regional Transportation Authority Sales Tax) NATL Series 1994C 7.75%, 6/01/20	390	413,895

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of Illinois Series 2010 5.00%, 1/01/19	$10,000	$10,058,900
Series 2012 5.00%, 8/01/21-8/01/25	22,260	23,102,240
Series 2013 5.00%, 7/01/19-7/01/20	12,290	12,547,963
5.50%, 7/01/24	5,405	5,846,697
Series 2013A 5.00%, 4/01/23	4,390	4,605,900
Series 2014 5.00%, 5/01/22-5/01/27	45,185	47,366,489
Series 2016 5.00%, 2/01/22-2/01/24	24,860	26,078,243
Series 2017A 5.00%, 12/01/24	8,590	9,069,150
Series 2017D 5.00%, 11/01/24	51,185	54,034,981
State of Illinois (State of Illinois Ded Tax) AMBAC Series 1991 6.25%, 12/15/20	1,245	1,277,818
State of Illinois (State of Illinois Sales Tax) Series 2016A 4.00%, 6/15/19	5,090	5,147,008
Series 2016C 5.00%, 6/15/22	2,525	2,711,623
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(a)(c)(d)(e)	5,078	1,015,600

		384,686,497

Kansas – 0.3%
City of Junction City KS Series 2016A 5.00%, 9/01/20-9/01/23	14,160	15,364,137
City of Wichita KS Water & Sewer Utility Revenue Series 2016B 5.00%, 10/01/18-10/01/19	5,255	5,314,933

		20,679,070

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Kentucky – 2.4%
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 8/15/29	$1,000	$1,099,080
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 6/01/28-6/01/30	8,620	9,435,998
Kentucky Public Energy Authority Series 2018B 4.00%, 1/01/49	24,850	26,211,532
Kentucky Public Energy Authority (Morgan Stanley) Series 2018A 4.00%, 4/01/48	91,580	96,047,272
Kentucky Turnpike Authority Series 2012A 5.00%, 7/01/26 (Pre-refunded/ETM)	8,490	9,353,178
Series 2016A 5.00%, 7/01/22-7/01/27	18,425	20,783,747
Louisville & Jefferson County Metropolitan Sewer District Series 2017A 5.00%, 5/15/19	5,730	5,839,844

		168,770,651

Louisiana – 0.5%
Consolidated Government of the City of Baton Rouge & Parish of East Baton Rouge (City of Baton Rouge/Parish of East Baton Rouge LA Sales Tax) Series 2015 5.00%, 8/01/27-8/01/28	8,985	10,191,445
Louisiana Local Government Environmental Facilities & Community Development Auth Series 2010 5.00%, 10/01/21 (Pre-refunded/ETM)	6,415	6,775,715
5.00%, 10/01/25 (Pre-refunded/ETM)	2,000	2,112,460
Series 2010A 5.00%, 10/01/23 (Pre-refunded/ETM)	7,720	8,154,096
Orange Grove Community Development District Series 2006 5.30%, 11/01/21(a)(d)(e)(g)	1,695	288,150

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

St. Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/29(a)	$1,200	$1,286,712
State of Louisiana Gasoline & Fuels Tax Revenue Series 2015B 5.00%, 5/01/25	3,250	3,716,798

		32,525,376

Maine – 0.0%
Maine Municipal Bond Bank Series 2014A 5.00%, 9/01/25	1,000	1,122,590

Maryland – 1.2%
City of Baltimore MD Series 2017B 5.00%, 10/15/24-10/15/27	26,185	30,537,176
City of Baltimore MD (Baltimore Hotel Corp.) Series 2017 5.00%, 9/01/25-9/01/26	2,000	2,245,720
County of Anne Arundel MD Series 2013 5.00%, 4/01/20	4,415	4,612,748
State of Maryland Series 2012 5.00%, 3/15/20	1,905	1,986,972
Series 2014B 5.00%, 8/01/20	17,930	18,888,358
Series 2016E 5.00%, 6/01/19	10,240	10,451,558
State of Maryland Department of Transportation 5.00%, 10/01/26(h)	13,345	15,738,426
University System of Maryland Series 2017A 5.00%, 4/01/21	1,125	1,205,674

		85,666,632

Massachusetts – 2.1%
Commonwealth of Massachusetts Series 2013B 5.00%, 8/01/20	26,465	27,889,346
Series 2014C 5.00%, 8/01/20	1,045	1,101,242

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016B 5.00%, 7/01/23	$3,865	$4,342,753
Series 2017C 5.00%, 10/01/22-10/01/26	30,895	35,369,041
AGM Series 2006C 3.83% (CPIYOYX + 0.88%), 11/01/19(f)	1,815	1,820,989
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) Series 2013 5.00%, 6/15/20	1,040	1,092,302
Massachusetts Development Finance Agency (Partners Healthcare System, Inc.) Series 2017S 5.00%, 7/01/25-7/01/31	49,110	57,203,231
Massachusetts Health & Educational Facilities Authority (President & Fellows of Harvard College) Series 1991N 6.25%, 4/01/20	2,820	3,000,226
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/22-8/15/23	10,680	11,807,295

		143,626,425

Michigan – 3.3%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 7/01/19-7/01/20	20,980	21,630,039
Great Lakes Water Authority Water Supply System Revenue Series 2016C 5.00%, 7/01/24-7/01/25	12,505	14,348,863
Lake Orion Community School District Series 2016 5.00%, 5/01/24	2,915	3,289,082
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015F 3.40%, 10/01/20	500	504,430
3.60%, 10/01/21	500	507,965

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

3.80%, 10/01/22	$500	$512,495
3.875%, 10/01/23	2,000	2,060,960
4.00%, 10/01/24	3,000	3,111,750
4.50%, 10/01/29	12,065	12,619,507
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/25-7/01/27	39,940	44,669,675
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014D2 5.00%, 7/01/24-7/01/27	54,330	60,835,024
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/27	4,990	5,416,944
Michigan Finance Authority (Trinity Health Corp. Obligated Group) Series 2015 5.00%, 12/01/23-12/01/25	13,075	14,836,582
5.50%, 12/01/26-12/01/27	7,220	8,476,310
South Lyon Community Schools Series 2016 5.00%, 5/01/22	3,060	3,345,682
State of Michigan Trunk Line Revenue Series 2009 5.00%, 11/01/19-11/01/23	11,510	11,886,134
University of Michigan Series 2017A 5.00%, 4/01/20	1,670	1,744,549
Walled Lake Consolidated School District Series 2015 5.00%, 5/01/20	4,635	4,844,270
Wayne State University Series 2009A 5.00%, 11/15/21 (Pre-refunded/ETM)(a)	1,190	1,228,901
5.00%, 11/15/21-11/15/23	6,125	6,306,408
5.00%, 11/15/22 (Pre-refunded/ETM)(a)	4,380	4,523,182
5.00%, 11/15/23 (Pre-refunded/ETM)(a)	2,405	2,483,620

		229,182,372

Minnesota – 0.6%
City of Minneapolis MN Series 2017 4.00%, 12/01/19	7,710	7,892,650

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of Minnesota Series 2015B 5.00%, 8/01/22	$3,745	$4,136,802
Series 2016B 5.00%, 8/01/19	10,000	10,255,700
Series 2016D 5.00%, 8/01/20	20,550	21,663,604

		43,948,756

Missouri – 0.2%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 3/01/25-3/01/28	2,820	3,094,824
City of Springfield MO Public Utility Revenue (Springfield Public Utilities Board COP) Series 2012 5.00%, 12/01/18-12/01/19	7,290	7,366,070
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 1/01/25	2,630	2,981,973

		13,442,867

Montana – 0.2%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 2/15/25-2/15/28	15,015	17,127,593

Nevada – 2.1%
City of Las Vegas NV Series 2015C 5.00%, 9/01/20-9/01/26	18,625	20,456,381
Clark County School District Series 2015B 5.00%, 6/15/22	17,785	19,446,475
Series 2016D 5.00%, 6/15/24	26,915	30,195,938
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) AGM Series 2009C 5.00%, 7/01/24	9,175	9,377,859
County of Clark NV Series 2016A 5.00%, 11/01/24	7,080	8,085,431

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016B 5.00%, 11/01/18-11/01/19	$8,125	$8,267,733
Series 2017 5.00%, 6/01/24	6,530	7,412,791
County of Clark NV (County of Clark NV Fuel Tax) Series 2011 5.00%, 7/01/19	8,390	8,575,503
Las Vegas Valley Water District Series 2015B 4.00%, 12/01/18	4,240	4,255,010
Series 2016B 5.00%, 6/01/28	4,590	5,305,948
State of Nevada Series 2014A 5.00%, 4/01/21	15,245	16,326,633
Series 2015D 5.00%, 4/01/23	10,205	11,398,985

		149,104,687

New Hampshire – 0.0%
National Finance Authority (Covanta Holding Corp.) 4.00%, 11/01/27(b)	2,250	2,248,245

New Jersey – 6.1%
New Jersey Economic Development Authority Series 2011EE 5.00%, 9/01/20 (Pre-refunded/ETM)(a)	4,640	4,882,115
5.50%, 9/01/21 (Pre-refunded/ETM)(a)	990	1,067,349
Series 2011G 5.00%, 9/01/20 (Pre-refunded/ETM)	2,605	2,743,430
Series 2013NN 5.00%, 3/01/20 (Pre-refunded/ETM)(a)	1,530	1,593,648
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011EE 5.00%, 9/01/20	1,720	1,801,150
5.50%, 9/01/21	370	393,687
Series 2011G 5.00%, 9/01/20	290	303,682
Series 2013 5.00%, 3/01/20	13,965	14,470,533
Series 2014P 5.00%, 6/15/20	1,425	1,486,403

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2014U 5.00%, 6/15/20-6/15/21	$14,200	$14,938,212
Series 2015X 5.00%, 6/15/19	10,585	10,782,728
Series 2017B 5.00%, 11/01/20-11/01/21	33,960	36,043,413
AMBAC Series 2005K 5.25%, 12/15/20	2,340	2,479,066
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 1/01/22	1,075	1,157,238
5.50%, 1/01/26-1/01/27	2,000	2,238,410
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/21-10/01/25	9,515	10,323,048
New Jersey Economic Development Authority (Rutgers The State University of New Jersey) Series 2013 5.00%, 6/15/25-6/15/26	4,500	5,012,260
New Jersey Health Care Facilities Financing Authority (Trinitas Regional Medical Center Obligated Group) Series 2017A 5.00%, 7/01/20-7/01/21	3,750	3,950,435
New Jersey Infrastructure Bank Series 2015 5.00%, 9/01/21-9/01/22	15,100	16,503,128
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/19-9/15/21	44,100	46,089,584
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/27-6/15/28	13,130	14,625,921
Series 2018A 5.00%, 6/15/29	3,035	3,352,825
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2006A 5.25%, 12/15/20	3,730	3,945,072

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.50%, 12/15/21	$6,155	$6,670,235
Series 2011B 5.00%, 6/15/20	1,310	1,366,448
Series 2013A 5.00%, 6/15/20	3,960	4,130,636
New Jersey Turnpike Authority Series 2012B 5.00%, 1/01/26-1/01/27	12,700	13,959,529
Series 2014A 5.00%, 1/01/27-1/01/29	75,940	85,324,665
Series 2014C 5.00%, 1/01/24	14,720	16,564,858
Series 2017A 5.00%, 1/01/29	7,235	8,359,247
Series 2017B 5.00%, 1/01/29-1/01/31	39,985	46,477,397
AGM Series 2005D-3 5.25%, 1/01/26	14,770	17,274,106
Tobacco Settlement Financing Corp./NJ Series 2018A 5.00%, 6/01/19-6/01/28	24,625	26,987,799

		427,298,257

New York – 13.5%
City of New York NY Series 2009C 5.00%, 8/01/20-8/01/22	15,190	15,575,158
Series 2010B 5.00%, 8/01/19	12,225	12,535,515
Series 2013B 5.00%, 8/01/19	34,575	35,453,205
Series 2013I 5.00%, 8/01/19	7,260	7,444,404
Series 2013J 5.00%, 8/01/19	15,000	15,381,000
Series 2014A 5.00%, 8/01/27	1,130	1,278,414
Series 2015A 5.00%, 8/01/22-8/01/23	12,040	13,299,711
Series 2015B 5.00%, 8/01/23	6,370	7,145,675
County of Nassau NY Series 2017C 5.00%, 10/01/26	8,840	10,217,979
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/28	6,890	7,512,098

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2012E 5.00%, 11/15/24 (Pre-refunded/ETM)	$6,055	$6,757,017
Series 2012F 5.00%, 11/15/22-11/15/26	55,610	61,013,919
Series 2012H 5.00%, 11/15/26 (Pre-refunded/ETM)(a)	3,335	3,721,660
5.00%, 11/15/26	2,730	2,987,657
Series 2013B 5.00%, 11/15/26 (Pre-refunded/ETM)	9,505	10,821,252
Series 2014A 5.00%, 11/15/26 (Pre-refunded/ETM)	4,205	4,787,308
5.00%, 11/15/27 (Pre-refunded/ETM)	4,040	4,599,459
Series 2014C 5.00%, 11/15/27 (Pre-refunded/ETM)	5,000	5,781,850
Series 2017C 5.00%, 11/15/30-11/15/31	79,840	91,889,630
Series 2018B 5.00%, 5/15/20	34,840	36,453,789
AGC Series 2003B 5.25%, 11/15/20	8,415	8,963,321
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/27	4,505	4,961,717
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/22-11/01/25	34,430	37,371,708
Series 2011C 5.00%, 11/01/19-11/01/25	23,420	25,114,010
Series 2012A 5.00%, 8/01/25	12,345	13,560,118
Series 2012B 5.00%, 11/01/23-11/01/26	55,535	61,421,348
Series 2012E 5.00%, 11/01/21	8,545	9,283,032
Series 2015C 5.00%, 11/01/18	2,090	2,095,309
Series 2017 5.00%, 11/01/26	5,570	6,534,056
Series 2017B 5.00%, 8/01/30-8/01/31	18,535	21,380,653
New York State Dormitory Authority Series 2009G 5.00%, 3/15/19 (Pre-refunded/ETM)	2,900	2,941,238
5.00%, 3/15/20 (Pre-refunded/ETM)	8,465	8,585,372
5.00%, 3/15/21 (Pre-refunded/ETM)	2,500	2,535,550

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/19-7/01/24	$25,150	$25,720,956
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2011E 5.00%, 8/15/21	3,880	4,193,892
Series 2012A 5.00%, 12/15/22	20,745	23,055,163
Series 2012B 5.00%, 3/15/22	21,800	23,871,872
Series 2013A 5.00%, 2/15/20	4,635	4,824,386
Series 2014C 5.00%, 3/15/27	2,015	2,264,800
Series 2017A 5.00%, 2/15/21	52,790	56,397,669
Series 2017B 5.00%, 2/15/29	17,975	20,999,653
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/23	17,940	19,698,120
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	3,055	3,107,943
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 3/15/25-3/15/26	63,625	70,695,903
Series 2013D 5.00%, 3/15/23	32,000	35,722,880
Series 2016A 5.00%, 3/15/24	4,010	4,553,034
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/19	4,100	4,175,071
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 1/01/27-1/01/29	74,370	83,356,766

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/28	$3,335	$3,675,237

		945,717,477

North Carolina – 0.2%
North Carolina Eastern Municipal Power Agency Series 1988A 6.00%, 1/01/26 (Pre-refunded/ETM)	1,720	1,931,732
Series 2012B 5.00%, 1/01/21 (Pre-refunded/ETM)	13,270	14,137,195

		16,068,927

North Dakota – 0.1%
County of Ward ND (Trinity Health Obligated Group) Series 2017C 5.00%, 6/01/28-6/01/30	5,000	5,558,300

Ohio – 3.6%
City of Columbus OH Series 2013-1 5.00%, 7/01/20	4,580	4,817,061
County of Allen OH Hospital Facilities Revenue (Mercy Health/OH) Series 2017A 5.00%, 8/01/26-8/01/28	20,420	23,372,172
County of Cuyahoga /OH (County of Cuyahoga OH Lease) Series 2010F 5.00%, 12/01/19-12/01/24	93,725	99,091,747
County of Cuyahoga /OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/26-2/15/27	5,455	5,968,777
County of Franklin OH (Nationwide Children’s Hospital, Inc.) Series 2017A 5.00%, 11/01/29-11/01/31	3,100	3,595,881
Hamilton County Convention Facilities Authority (Hamilton County Convention Facilities Authority Lease) Series 2014 5.00%, 12/01/22-12/01/23	3,440	3,774,372

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33(a)	$2,330	$2,260,100
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33(a)	6,325	6,135,250
State of Ohio Series 2011A 5.00%, 8/01/20-8/01/21	57,430	61,064,085
State of Ohio Major New State Infrastrucure Project Series 20181 4.00%, 12/15/19	19,880	20,344,993
5.00%, 12/15/20	8,675	9,215,453
University of Cincinnati Series 2010F 5.00%, 6/01/20-6/01/21	6,795	7,134,387
University of Toledo Series 2010 5.00%, 6/01/21 (Pre-refunded/ETM)	2,610	2,738,751

		249,513,029

Oklahoma – 0.2%
Comanche County Memorial Hospital Series 2015 5.00%, 7/01/20-7/01/28	9,270	9,645,819
McGee Creek Authority NATL Series 1992 6.00%, 1/01/23	2,280	2,444,593

		12,090,412

Oregon – 0.5%
City of Portland OR Sewer System Revenue Series 2013A 5.00%, 8/01/22	8,685	9,583,463
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/24(a)	1,000	1,083,890
Port of Portland OR (Portland Intl Airport) Series 2010-20C 5.00%, 7/01/23	1,405	1,470,782

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of Oregon Department of Administrative Services Series 2009D 5.00%, 11/01/21 (Pre-refunded/ETM)(a)	$4,025	$4,152,069
5.00%, 11/01/22 (Pre-refunded/ETM)(a)	3,120	3,218,498
5.00%, 11/01/23 (Pre-refunded/ETM)(a)	1,115	1,150,201
State of Oregon Department of Administrative Services COP Series 2009D 5.00%, 11/01/21-11/01/23	10,275	10,596,789
Tri-County Metropolitan Transportation District of Oregon Series 2018A 5.00%, 10/01/28	2,335	2,720,555

		33,976,247

Pennsylvania – 7.2%
Allegheny County Sanitary Authority Series 2015 5.00%, 12/01/23	3,500	3,924,900
Beaver County Industrial Development Authority (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 1/01/35(a)	2,120	2,056,400
City of Philadelphia PA Series 2013A 5.00%, 7/15/19-7/15/21	4,495	4,728,472
AGM Series 2017A 5.00%, 8/01/27-8/01/32	46,290	52,351,019
City of Philadelphia PA Airport Revenue (Philadelphia Intl Airport) Series 2010A 5.00%, 6/15/21	6,225	6,508,113
Series 2010D 5.00%, 6/15/19-6/15/20	18,065	18,623,629
Series 2011A 5.00%, 6/15/19	4,025	4,105,862
City of Philadelphia PA Water & Wastewater Revenue Series 2016 5.00%, 10/01/24-10/01/26	17,425	20,001,083
Commonwealth of Pennsylvania Series 2016 5.00%, 9/15/24	9,575	10,789,589

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017 5.00%, 1/01/25-1/01/27	$135,480	$153,244,127
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/25	6,000	6,577,920
Montgomery County Higher Education & Health Authority (Philadelphia Presbytery Homes Obligated Group) Series 2017 5.00%, 12/01/27-12/01/32	5,000	5,509,691
Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 9/01/26-9/01/30	10,650	12,237,412
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 1/01/19-7/01/19	23,505	24,023,223
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 6/30/26-12/31/28	51,190	56,939,429
Pennsylvania Turnpike Commission 5.00%, 12/01/22(h)	5,250	5,594,558
Series 2009B 5.00%, 6/01/19	10,000	10,194,600
5.00%, 6/01/20 (Pre-refunded/ETM)	5,425	5,534,205
Series 2017B 5.00%, 6/01/28-6/01/30	13,255	14,912,936
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/19-9/01/20	21,700	22,620,876
5.125%, 9/01/22	9,080	9,531,276
Southeastern Pennsylvania Transportation Authority Series 2010 5.00%, 3/01/23 (Pre-refunded/ETM)(a)	3,870	4,030,992

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.00%, 3/01/23-3/01/24	$2,830	$2,941,835
5.00%, 3/01/24 (Pre-refunded/ETM)(a)	5,545	5,775,672
State Public School Building Authority (School District of Philadelphia (The)) Series 2016D 5.00%, 9/01/24	8,360	9,283,613
Series 2016F 5.00%, 9/01/23-9/01/24	29,155	32,325,244

		504,366,676

Puerto Rico – 0.2%
Puerto Rico Highway & Transportation Authority NATL Series 2007N 5.25%, 7/01/32	1,050	1,127,753
Puerto Rico Sales Tax Financing Corp. Series 2009A 5.375%, 8/01/20 (Pre-refunded/ETM)	10,315	10,599,178

		11,726,931

Rhode Island – 0.5%
Rhode Island Commerce Corp. Series 2016B 5.00%, 6/15/27	10,565	12,149,222
Rhode Island Depositors Economic Protection Corp. Series 1993A 6.375%, 8/01/22 (Pre-refunded/ETM)(a)	5,780	6,654,745
AGM Series 1993A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,578,240
Tobacco Settlement Financing Corp./RI Series 2015A 5.00%, 6/01/21-6/01/23	14,635	15,907,492

		36,289,699

South Carolina – 0.9%
Kershaw County School District/SC Series 2015 5.00%, 12/01/21	1,185	1,276,411
Patriots Energy Group Financing Agency Series 2018A 4.00%, 10/01/48	48,725	51,402,439
SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/22-12/01/27	7,000	7,863,950

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

South Carolina Public Service Authority Series 2016A 5.00%, 12/01/30-12/01/34	$2,435	$2,658,998

		63,201,798

South Dakota – 0.1%
South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group/SD) Series 2017 5.00%, 9/01/29-9/01/30	7,025	8,024,645

Tennessee – 0.8%
Tennessee Energy Acquisition Corp. Series 2017A 4.00%, 5/01/48	50,910	53,295,133
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	2,115	2,276,819

		55,571,952

Texas – 8.9%
Austin Independent School District Series 2014B 5.00%, 8/01/20-8/01/21	6,700	7,105,692
Bell County Health Facility Development Corp. Series 1989 6.50%, 7/01/19 (Pre-refunded/ETM)	275	284,353
Brownsville Independent School District Series 2013A 5.00%, 2/15/19	4,000	4,046,360
Central Texas Turnpike System Series 2015A 5.00%, 8/15/42	19,480	20,264,265
Series 2015C 5.00%, 8/15/23-8/15/25	4,860	5,405,430
City of Dallas TX Series 2014 5.00%, 2/15/21	7,500	7,983,825
Series 2015 5.00%, 2/15/21	3,240	3,449,012
City of Garland TX Series 2010 5.00%, 2/15/24	3,800	3,947,364

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Houston TX Series 2017A 5.00%, 3/01/25	$16,370	$18,749,707
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/23-9/01/25	3,800	4,240,390
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/20	6,400	6,663,872
Series 2018 5.00%, 7/15/28	9,135	10,173,558
City of Houston TX Combined Utility System Revenue Series 2014C 5.00%, 5/15/23-5/15/28	24,850	27,861,791
City of San Antonio TX Series 2014 5.00%, 2/01/21	3,905	4,162,066
City of San Antonio TX Electric & Gas Systems Revenue Series 2009D 5.00%, 2/01/20	47,315	47,795,720
City of Waco TX Series 2015 5.00%, 2/01/21	5,505	5,860,898
County of Harris TX Series 2010A 5.00%, 10/01/23-10/01/25	17,725	18,732,311
Dallas Independent School District Series 2011 5.00%, 2/15/22	5,165	5,514,257
Dallas/Fort Worth International Airport Series 2012F 5.00%, 11/01/21-11/01/25	17,905	18,819,473
Series 2014A 5.25%, 11/01/28	11,550	12,811,837
Denton Independent School District Series 2016 5.00%, 8/15/27	1,220	1,408,100
Grand Parkway Transportation Corp. Series 2018 5.00%, 2/01/23	84,825	93,254,908

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Harris County Hospital District Series 2016 5.00%, 2/15/20-2/15/27	$7,155	$7,752,019
Houston Independent School District Series 2016A 5.00%, 2/15/23	5,070	5,640,274
Irving Hospital Authority Series 2017A 5.00%, 10/15/26-10/15/31	3,220	3,572,106
Mission Economic Development Corp. (Natgasoline LLC) Series 2016B 5.75%, 10/01/31(b)	8,580	8,844,521
New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing Corpus Christi I LLC) Series 2017A 5.00%, 4/01/28	1,130	1,249,283
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017A 5.00%, 8/15/25-8/15/28	7,250	8,403,755
North Texas Tollway Authority Series 2011D 5.00%, 9/01/24 (Pre-refunded/ETM)(a)	5,000	5,391,500
5.25%, 9/01/25 (Pre-refunded/ETM)(a)	18,130	19,676,670
5.25%, 9/01/26 (Pre-refunded/ETM)(a)	17,810	19,329,371
North Texas Tollway Authority (North Texas Tollway System) Series 2014A 5.00%, 1/01/21-1/01/24	16,745	18,250,124
Series 2015B 5.00%, 1/01/23-1/01/28	12,275	13,864,605
San Antonio Water System Series 2011A 5.00%, 5/15/23-5/15/26	21,200	22,162,905
Series 2013E 5.00%, 5/15/25	3,000	3,330,750
Spring Branch Independent School District Series 2015A 5.00%, 2/01/23-2/01/24	6,715	7,530,912
Series 2015B 5.00%, 2/01/23-2/01/24	10,435	11,700,361

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Spring Independent School District Series 2011 5.00%, 8/15/20-8/15/21	$8,365	$8,821,352
State of Texas Series 2011 5.00%, 10/01/22-10/01/25	33,370	36,212,565
5.00%, 10/01/23 (Pre-refunded/ETM)(a)	5,500	5,932,685
5.00%, 10/01/24 (Pre-refunded/ETM)(a)	5,440	5,867,965
5.00%, 10/01/25 (Pre-refunded/ETM)(a)	3,025	3,262,977
Series 2014A 5.00%, 10/01/23	13,680	15,400,534
Series 2015A 5.00%, 10/01/23	10,615	11,950,049
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/23	16,920	19,022,479
University of Houston System Series 2017A 5.00%, 2/15/19-2/15/21	19,955	20,835,671
University of Texas System (The) Series 2016D 5.00%, 8/15/25	5,580	6,459,185

		618,999,807

Utah – 0.2%
Alpine School District/UT Series 2017 5.00%, 3/15/20	6,985	7,283,539
Davis School District Series 2017 5.00%, 6/01/22	1,015	1,116,368
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015A 5.00%, 6/15/26-6/15/28	5,455	6,189,139

		14,589,046

Virginia – 2.1%
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2015A 5.00%, 2/01/23	4,345	4,842,893
Series 2015B 5.00%, 9/01/20-9/01/22	35,675	38,520,206
Series 2017E 5.00%, 2/01/26-2/01/27	64,870	76,196,691

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Virginia Commonwealth Transportation Board (Virginia Commonwealth Transportation Board State Lease) Series 2017 5.00%, 5/15/19-5/15/20	$12,455	$12,869,028
Series 2017B 5.00%, 5/15/19	6,860	6,988,488
Virginia Public School Authority (Virginia Public School Authority State Lease) Series 2017V 5.00%, 4/15/19	9,855	10,019,776

		149,437,082

Washington – 6.9%
Chelan County Public Utility District No. 1 Series 2011A 5.00%, 7/01/20	3,110	3,260,555
Series 2011B 5.00%, 7/01/21	5,000	5,346,200
5.25%, 7/01/22	3,670	3,957,508
City of Seattle WA Drainage & Wastewater Revenue Series 2016 5.00%, 4/01/20	3,910	4,082,744
City of Seattle WA Municipal Light & Power Revenue Series 2016B 5.00%, 4/01/26	4,280	4,997,842
Series 2016C 5.00%, 10/01/21	11,130	12,066,256
City of Seattle WA Water System Revenue Series 2017 5.00%, 8/01/20-8/01/22	9,440	10,148,747
County of Cowlitz WA (County of Cowlitz WA Spl Swr) NATL Series 2002 5.50%, 11/01/19	510	518,441
County of King WA Series 2015 5.00%, 7/01/23	2,485	2,792,171
County of King WA Sewer Revenue Series 2011B 5.00%, 1/01/23 (Pre-refunded/ETM)(a)	1,160	1,234,484
5.00%, 1/01/23	3,255	3,455,117

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Energy Northwest (Bonneville Power Administration) Series 2012A 5.00%, 7/01/19-7/01/21	$49,105	$50,983,558
Series 2016A 5.00%, 7/01/25-7/01/27	50,640	58,841,752
Series 2017A 5.00%, 7/01/28-7/01/29	29,545	34,755,363
Franklin County School District No. 1 Pasco Series 2015 5.00%, 12/01/23	4,750	5,363,558
Grant County Public Utility District No. 2 Series 2011I 5.00%, 1/01/20 (Pre-refunded/ETM)	1,780	1,846,750
5.00%, 1/01/21 (Pre-refunded/ETM)	6,570	6,999,350
5.00%, 1/01/23 (Pre-refunded/ETM)	5,375	5,726,256
King County School District No. 45 Bellevue Series 2014 5.00%, 12/01/18	2,415	2,427,461
King County School District No. 49 Tahoma Series 2015 5.00%, 12/01/22	2,710	3,009,130
Pierce County School District No. 320 Sumner Series 2017 5.00%, 12/01/21	3,305	3,590,453
Port of Seattle WA Series 2010B 5.00%, 6/01/22	1,995	2,088,386
Series 2015C 5.00%, 4/01/21-4/01/23	3,570	3,870,128
Series 2018A 5.00%, 5/01/25	8,320	9,386,208
Series 2018B 5.00%, 5/01/25	4,695	5,296,664
Snohomish County School District No. 2 Everett Series 2014 5.00%, 12/01/21	3,600	3,917,844
State of Washington Series 2012 5.00%, 7/01/22-7/01/23	27,935	30,748,709
Series 2012R 5.00%, 7/01/23-7/01/24	22,715	24,978,041
Series 20152 5.00%, 7/01/20-7/01/23	33,945	36,376,875
Series 2015A-1 5.00%, 8/01/23	8,010	8,997,072

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2015B 5.00%, 2/01/22	$4,480	$4,889,651
State of Washington (State of Washington Fed Hwy Grant) Series 2012F-1 5.00%, 9/01/21-9/01/23	36,690	39,916,394
Series 2013C 5.00%, 9/01/19	6,060	6,222,590
State of Washington COP Series 2015C 5.00%, 7/01/21-7/01/23	26,825	29,633,428
Washington Health Care Facilities Authority (Multicare Health System Obligated Group) Series 2015B 5.00%, 8/15/28-8/15/30	31,550	35,709,489
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 8/15/25-8/15/30	15,880	17,753,142

		485,188,317

West Virginia – 0.3%
West Virginia Economic Development Authority Series 2017 5.00%, 6/15/19-6/15/22	16,360	17,390,565

Wisconsin – 0.3%
State of Wisconsin Environmental Improvement Fund Revenue Series 2017A 5.00%, 6/01/19	15,550	15,870,330
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24(b)	1,000	1,094,860
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017B-3 3.00%, 11/15/22(b)	1,200	1,200,600
WPPI Energy Series 2014A 5.00%, 7/01/29	1,000	1,115,440

		19,281,230

Total Long-Term Municipal Bonds (cost $6,682,917,377)		6,701,170,223

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 2.4%
California – 0.0%
City of Los Angeles CA Series 2018 4.00%, 6/27/19	$2,945	$2,992,709

Kentucky – 0.6%
Louisville Regional Airport Authority (United Parcel Service, Inc.) 1.73%, 1/01/29(i)	22,500	22,500,000
Series 1999B 1.79%, 1/01/29(i)	18,200	18,200,000

		40,700,000

Mississippi – 0.7%
Mississippi Business Finance Corp. (Chevron USA, Inc.) Series 2010H 1.72%, 11/01/35(i)	47,295	47,295,000

Missouri – 0.2%
Health & Educational Facilities Authority of the State of Missouri (St. Louis University/US) Series 2013B 1.64%, 10/01/35(i)	11,535	11,535,000

Texas – 0.6%
Gulf Coast Authority (Exxon Mobil Corp.) 1.62%, 6/01/30(i)	23,200	23,200,000
Series 2001A 1.62%, 6/01/30(i)	19,700	19,700,000

		42,900,000

Wisconsin – 0.3%
Wisconsin Health & Educational Facilities Authority (Medical College of Wisconsin, Inc.) Series 2008B 1.58%, 12/01/33(i)	22,000	22,000,000

Total Short-Term Municipal Notes (cost $167,427,027)		167,422,709

Total Municipal Obligations (cost $6,850,344,404)		6,868,592,932

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 0.9%
United States – 0.9%
U.S. Treasury Notes 2.125%, 11/30/23(j)	$4,000	$3,840,625
2.50%, 5/31/20	57,611	57,340,949

Total Governments – Treasuries (cost $61,446,339)		61,181,574

Total Investments – 99.1% (cost $6,911,790,743)		6,929,774,506
Other assets less liabilities – 0.9%		65,529,659

Net Assets – 100.0%		$6,995,304,165

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.57%	USD	505	$(59,287)	$(51,838)	$(7,449)
Credit Suisse International
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	5,192	(609,541)	(524,698)	(84,843)
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	277	(32,520)	(28,696)	(3,824)
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	3,451	(405,722)	(357,948)	(47,774)
Goldman Sachs International
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	4,500	(528,300)	(441,408)	(86,892)

						$(1,635,370)	$(1,404,588)	$(230,782)

*	Termination date

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	123,114	8/31/20	2.235%	CPI#	Maturity	$86,695
Barclays Bank PLC	USD	123,114	9/04/20	2.248%	CPI#	Maturity	92,505
Barclays Bank PLC	USD	131,082	9/20/20	2.623%	CPI#	Maturity	128,317
JPMorgan Chase Bank, NA	USD	126,182	8/30/20	2.210%	CPI#	Maturity	156,573

							$464,090

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate market value of these securities amounted to $47,532,168 or 0.7% of net assets.

(c)	Defaulted matured security.

(d)	Non-income producing security.

(e)	Illiquid security.

(f)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2018.

(g)	Defaulted.

(h)	When-Issued or delayed delivery security.

(i)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(j)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of September 30, 2018, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.3% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

COP – Certificate of Participation

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CPIYOYX – Consumer Price Index Year Over Year Change

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

OSF – Order of St. Francis

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

NEW YORK MUNICIPAL PORTFOLIO

September 30, 2018

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.9%
Long-Term Municipal Bonds – 96.3%
New York – 80.3%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/21-12/15/22	$6,135	$6,406,997
Battery Park City Authority Series 2013A 5.00%, 11/01/22	4,325	4,816,536
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System Obligated Group) Series 2015 5.00%, 7/01/22-7/01/23	2,000	2,194,500
Build NYC Resource Corp. (Metropolitan College of New York)
Series 2014 5.00%, 11/01/23-11/01/25	3,335	3,541,934
5.25%, 11/01/29	1,900	2,009,136
City of New York NY
Series 1993E-3 5.00%, 8/01/23	6,855	7,374,815
Series 2011A 5.00%, 8/01/26	14,275	15,337,060
Series 2011D-1 5.00%, 10/01/24	2,860	3,084,996
Series 2012I 5.00%, 8/01/22	2,320	2,554,622
Series 2013B 5.00%, 8/01/20	10,000	10,540,000
Series 2013E 5.00%, 8/01/20	1,730	1,823,420
Series 2013I 5.00%, 8/01/20	18,775	19,788,850
Series 2017-1 5.00%, 8/01/29-8/01/31	3,870	4,492,457
Series 20171 5.00%, 8/01/25	1,130	1,303,274
Series 2017C 5.00%, 8/01/23-8/01/26	22,870	26,484,909
Series 2018A 5.00%, 8/01/26	7,690	8,966,002
Series 2018E 5.00%, 8/01/24	6,335	7,211,194
County of Monroe NY
Series 2015 5.00%, 6/01/21-6/01/22	10,660	11,466,568

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

BAM Series 2015 5.00%, 6/01/21-6/01/22	$5,860	$6,326,797
County of Nassau NY Series 2011A 5.00%, 4/01/21-4/01/22	5,915	6,309,903
Series 2013A 5.00%, 4/01/19-4/01/20	5,610	5,764,832
Series 2014A 5.00%, 4/01/25	10,190	11,429,715
Series 2017C 5.00%, 10/01/26-10/01/27	22,095	25,674,183
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016B 5.00%, 7/01/32	4,890	5,475,235
Erie County Fiscal Stability Authority Series 2011C 5.00%, 12/01/23 (Pre-refunded/ETM)	5,925	6,470,989
Erie County Industrial Development Agency (The) (Buffalo City School District) Series 2011B 5.00%, 5/01/22	5,800	6,236,914
Hudson Yards Infrastructure Corp. Series 2017A 5.00%, 2/15/31-2/15/32	22,650	26,053,003
Jefferson County Industrial Development Agency (ReEnergy Black River LLC)
Series 2014 4.75%, 1/01/20(a)(b)	890	883,147
5.25%, 1/01/24(a)(b)	1,250	1,201,150
Metropolitan Transportation Authority
Series 2010D 5.25%, 11/15/24 (Pre-refunded/ETM)	10,755	11,492,793
Series 2010G 5.00%, 11/15/21 (Pre-refunded/ETM)	9,305	9,875,303
5.25%, 11/15/22 (Pre-refunded/ETM)	5,000	5,332,250
5.25%, 11/15/23 (Pre-refunded/ETM)	20,075	21,408,984
5.25%, 11/15/26 (Pre-refunded/ETM)	8,805	9,390,092
Series 2011 5.00%, 11/15/24 (Pre-refunded/ETM)(a)	925	1,009,083
Series 2011C 5.00%, 11/15/24	1,965	2,120,078

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2011D 5.00%, 11/15/22 (Pre-refunded/ETM)	$5,000	$5,454,500
5.00%, 11/15/23 (Pre-refunded/ETM)	4,275	4,663,597
5.00%, 11/15/25 (Pre-refunded/ETM)	2,500	2,727,250
Series 2012F 5.00%, 11/15/22	3,470	3,837,577
Series 2016C 5.00%, 11/15/34	4,480	4,653,734
Series 2016D 5.00%, 11/15/27	1,210	1,394,501
Series 2017B 5.00%, 11/15/26-11/15/27	7,460	8,676,832
Series 2017C 5.00%, 11/15/25-11/15/31	77,645	89,005,737
Series 2018B 5.00%, 5/15/20	39,770	41,612,147
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax)
Series 2012A 5.00%, 11/15/24	14,130	15,632,584
Series 2017A 5.00%, 11/15/31	2,025	2,343,856
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 7/01/24	4,550	5,075,252
New York City Housing Development Corp. Series 2013A 5.00%, 7/01/25	2,000	2,222,440
New York City Municipal Water Finance Authority Series 2010FF 5.00%, 6/15/25	24,730	25,969,468
Series 2011HH 5.00%, 6/15/26	9,055	9,714,023
Series 2014D 5.00%, 6/15/22-6/15/29	14,350	15,894,094
Series 2015F 5.00%, 6/15/27-6/15/28	7,830	9,000,520
Series 2015G 5.00%, 6/15/28	11,465	13,132,011
Series 2018AA 5.00%, 6/15/24	8,280	9,506,351

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease)
Series 2011S-1A 5.00%, 7/15/25	$4,420	$4,752,517
Series 2012S 5.00%, 7/15/25	7,390	8,134,690
Series 2018S 5.00%, 7/15/31-7/15/32	4,905	5,691,768
New York City Transitional Finance Authority Future Tax Secured Revenue
Series 2011A 5.00%, 11/01/20	1,160	1,229,820
Series 2011A-1 5.00%, 11/01/23	15,315	16,628,108
Series 2011B 5.00%, 2/01/20-2/01/24	15,135	16,029,296
Series 2011C 5.00%, 11/01/20	9,480	10,050,601
Series 2012B 5.00%, 11/01/23-11/01/24	10,805	11,955,099
Series 2012D 5.00%, 11/01/20-11/01/23	29,575	32,118,190
Series 2012E 5.00%, 2/01/21-2/01/26	11,600	12,500,346
Series 2014A 5.00%, 8/01/27-8/01/29	6,655	7,464,895
Series 2014C 5.00%, 11/01/26	6,345	7,162,807
Series 2014D-1 5.00%, 2/01/28-2/01/29	9,535	10,626,450
Series 2015C 5.00%, 11/01/18-11/01/26	24,005	27,165,123
Series 2016B 5.00%, 8/01/31	2,150	2,457,686
Series 2017 5.00%, 11/01/26	4,175	4,897,609
Series 2017A 5.00%, 8/01/21	1,740	1,879,409
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) Series 2016A 5.00%, 12/01/26	7,175	8,428,257

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 7/01/21	$4,745	$5,055,086
New York State Dormitory Authority Series 2009D 5.00%, 6/15/20 (Pre-refunded/ETM)	2,230	2,279,461
Series 2011A 5.00%, 7/01/24 (Pre-refunded/ETM)	3,125	3,375,156
Series 2012D 5.00%, 2/15/22 (Pre-refunded/ETM)(a)	1,290	1,406,216
5.00%, 2/15/23 (Pre-refunded/ETM)(a)	865	942,928
5.00%, 2/15/24 (Pre-refunded/ETM)(a)	815	888,423
5.00%, 2/15/25 (Pre-refunded/ETM)(a)	880	959,279
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai)
Series 2010A 5.00%, 7/01/19	4,390	4,486,053
Series 2015A 5.00%, 7/01/22-7/01/26	6,415	7,157,169
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/22	6,050	6,188,303
New York State Dormitory Authority (New York State Sales Tax)
Series 2015-2 5.00%, 3/15/22	29,830	32,696,365
Series 2015A 5.00%, 3/15/19-3/15/23	34,200	35,565,095
Series 2017A 5.00%, 3/15/23	1,635	1,827,423
New York State Dormitory Authority (New York University) Series 2015A 5.00%, 7/01/23	2,040	2,296,081
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/23-12/01/26(c)	4,600	5,121,432
New York State Dormitory Authority (St. John’s University) Series 2015A 5.00%, 7/01/24	1,130	1,278,380

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (State of New York Pers Income Tax)
Series 2012A 5.00%, 12/15/21	$5,905	$6,432,553
Series 2012B 5.00%, 3/15/22	3,905	4,276,131
Series 2012D 5.00%, 2/15/22-2/15/25	18,285	19,912,895
Series 2014A 5.00%, 2/15/28-2/15/29	13,825	15,442,190
Series 2014C 5.00%, 3/15/28-3/15/29	14,485	16,248,600
Series 2015B 5.00%, 2/15/23	1,160	1,293,040
Series 2015E 5.00%, 3/15/21-3/15/23	5,380	5,960,269
Series 2016D 5.00%, 2/15/21	5,970	6,377,990
AMBAC Series 2005B 5.50%, 3/15/23	5,000	5,687,050
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2015A 5.00%, 7/01/19	2,720	2,783,213
New York State Dormitory Authority (Wyckoff Heights Medical Center State Lease) Series 2015 5.00%, 2/15/21	3,345	3,562,392
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority)
Series 2009A 5.25%, 6/15/24	7,300	7,471,258
Series 2014 3.75%, 12/01/44(c)	1,075	1,075,322
New York State Environmental Facilities Corp. (State of New York SRF) Series 2015D 5.00%, 3/15/22-9/15/22	9,320	10,335,177
New York State Thruway Authority (New York State Thruway Authority Ded Tax)
Series 2012A 5.00%, 4/01/21-4/01/25	26,175	28,447,236

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

AMBAC Series 2005B 5.50%, 4/01/20	$9,215	$9,703,764
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road)
Series 2012I 5.00%, 1/01/25	5,155	5,576,163
Series 2013A 5.00%, 5/01/19	23,560	23,968,295
Series 2014 5.00%, 1/01/26-1/01/28	4,345	4,908,895
Series 2014J 5.00%, 1/01/26-1/01/27	33,900	37,922,412
Series 2018L 5.00%, 1/01/20	3,780	3,919,369
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/25	5,425	5,742,634
New York State Urban Development Corp. (State of New York Pers Income Tax)
Series 2010A 5.00%, 3/15/19	10,000	10,141,700
Series 2013C 5.00%, 3/15/20	9,945	10,375,817
Series 2016A 5.00%, 3/15/21-3/15/28	28,805	32,208,251
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/19-8/01/31	32,020	33,256,959
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 1/01/30	24,325	27,124,078
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 1/01/21	3,690	3,882,766
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018B 3.50%, 11/01/24(c)	3,400	3,398,096
Niagara Falls City School District Series 2016 5.00%, 6/15/22-6/15/25	11,580	12,857,364

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Niagara Frontier Transportation Authority AGM Series 2004A-1 4.269%, 4/01/24(d)	$25	$25,000
Port Authority of New York & New Jersey
Series 2011 5.00%, 9/15/24	2,000	2,117,240
Series 2011O 5.00%, 10/15/21	5,215	5,633,556
Series 2013-178 5.00%, 12/01/23	10,480	11,746,927
Series 2014 5.00%, 9/01/23-9/01/27	12,470	13,933,109
Series 2014-1 5.00%, 10/15/23	3,455	3,864,798
Series 2014-186 5.00%, 10/15/21-10/15/22	12,575	13,682,169
Series 2015E 5.00%, 10/15/22-10/15/26	16,390	18,441,703
Series 2017 3.00%, 10/15/18	1,000	1,000,410
5.00%, 10/15/28	6,925	7,944,291
Series 20182 5.00%, 9/15/27	9,310	10,817,848
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/19-10/15/26	20,810	22,953,780
Town of Oyster Bay NY Series 2018 5.00%, 2/15/22-2/15/23	11,660	12,524,998
Triborough Bridge & Tunnel Authority Series 2011A 5.00%, 1/01/27 (Pre-refunded/ETM)	7,000	7,666,120
Series 2012B 5.00%, 11/15/21-11/15/23	25,760	28,424,504
Series 2013A 5.00%, 11/15/28	5,000	5,560,450
Series 2013B 5.00%, 11/15/20-11/15/22	10,970	12,035,954
Series 2016A 5.00%, 11/15/24	8,120	9,334,590
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/21	1,000	1,050,830
TSASC, Inc./NY Series 2017A 5.00%, 6/01/20-6/01/23	3,000	3,231,740

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Utility Debt Securitization Authority Series 2013T 5.00%, 6/15/26-12/15/29	$34,825	$39,001,803

		1,464,347,415

Alabama – 0.9%
Black Belt Energy Gas District (Goldman Sachs Group, Inc.(The)) Series 2018A 4.00%, 12/01/48	5,935	6,240,000
Southeast Alabama Gas District (The) Series 2018A 4.00%, 4/01/49	10,000	10,498,100

		16,738,100

Arizona – 0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)(c)	2,400	2,408,232

California – 0.3%
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 6/01/36	3,690	3,691,255
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.00%, 5/01/21	1,280	1,303,603

		4,994,858

Colorado – 0.1%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/32	2,425	2,580,152

Connecticut – 1.4%
State of Connecticut
Series 2018B 5.00%, 4/15/25	14,565	16,208,952
Series 2018C 5.00%, 6/15/27	4,690	5,284,880
Series 2018F 5.00%, 9/15/27	4,025	4,544,949

		26,038,781

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

District of Columbia – 0.3%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/19-10/01/21	$5,795	$5,993,576

Florida – 0.2%
County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/20	1,680	1,741,555
Durbin Crossing Community Development District Series 2006-1 5.25%, 11/01/20(a)(e(f)(g)	2,060	169,950
Overoaks Community Development District
Series 2010A-1 6.125%, 5/01/35(a)	65	65,078
Series 2010A-2 6.125%, 5/01/35(a)	170	170,202
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23(a)	110	110,450
Volusia County School Board COP Series 2014B 5.00%, 8/01/26	1,000	1,126,730

		3,383,965

Guam – 0.6%
Guam Department of Education COP Series 2010A 6.00%, 12/01/20	1,030	1,044,348
Guam Government Waterworks Authority Series 2017 5.00%, 7/01/28-7/01/31	4,250	4,748,415
Guam Power Authority Series 2017A 5.00%, 10/01/25-10/01/27	3,945	4,430,234

		10,222,997

Illinois – 3.6%
Chicago Board of Education Series 2017C 5.00%, 12/01/23	8,160	8,525,242
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	5,090	5,320,322

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Metropolitan Pier & Exposition Authority (Metropolitan Pier & Exposition Authority Lease) Series 2017B 5.00%, 12/15/28	$2,000	$2,204,400
State of Illinois
Series 2012 5.00%, 3/01/21-8/01/25	13,135	13,662,663
Series 2013 5.50%, 7/01/25	7,435	8,012,328
Series 2014 5.00%, 5/01/24	2,540	2,677,516
Series 2016 5.00%, 2/01/24	4,200	4,422,264
Series 2017A 5.00%, 12/01/24	2,060	2,174,907
Series 2017D 5.00%, 11/01/23-11/01/24	13,005	13,702,326
Series 2018A 5.00%, 10/01/24	2,910	3,070,166
Series 2018B 5.00%, 5/01/24	1,405	1,481,067
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(a)(e)(f)(g)	1,307	261,400

		65,514,601

Indiana – 0.6%
Indiana Bond Bank Series 2007A 5.25%, 10/15/18-10/15/21	10,780	11,268,445

Louisiana – 0.0%
Juban Parc Community Development District Series 2006 5.15%, 10/01/14(a)(e)(f)(g)	1,155	323,400

Michigan – 0.2%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 7/01/22	3,055	3,325,306

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Nevada – 0.4%
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) AGM Series 2009C 5.00%, 7/01/23	$7,400	$7,564,724

New Jersey – 3.6%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease)
Series 2011G 5.00%, 9/01/21	3,295	3,467,724
Series 2013 5.00%, 3/01/21-3/01/28	3,945	4,164,584
Series 2015X 5.00%, 6/15/19-6/15/21	23,895	25,144,270
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant)
Series 2016 5.00%, 6/15/24-6/15/27	10,000	11,079,500
Series 2018A 5.00%, 6/15/28	11,630	12,906,043
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease)
Series 2011A 5.00%, 6/15/21	2,195	2,325,054
Series 2012A 5.00%, 6/15/22	1,000	1,073,180
AMBAC Series 2005B 5.25%, 12/15/23	4,700	5,210,467

		65,370,822

Ohio – 0.2%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29(a)	1,305	1,265,850
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33(a)	1,650	1,600,500

		2,866,350

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 1.0%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/23-7/01/24	$3,775	$4,098,129
Philadelphia Parking Authority (The) (Philadelphia Airport Parking)
Series 2009 5.00%, 9/01/21	11,405	11,956,203
5.25%, 9/01/23	2,435	2,561,669

		18,616,001

Puerto Rico – 0.0%
Puerto Rico Highway & Transportation Authority NATL Series 2007N 5.25%, 7/01/32	275	295,364

South Carolina – 0.4%
Patriots Energy Group Financing Agency Series 2018A 4.00%, 10/01/48	6,440	6,793,878

Tennessee – 1.0%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	17,375	18,704,361

Texas – 0.4%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 7/15/28	1,750	1,948,957
Mission Economic Development Corp. (Natgasoline LLC) Series 2016B 5.75%, 10/01/31(c)	4,300	4,432,569

		6,381,526

Washington – 0.7%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	11,085	11,762,626

Total Long-Term Municipal Bonds (cost $1,746,542,060)		1,755,495,480

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 0.6%
New York – 0.6%
Metropolitan Transportation Authority Series 2015E 1.63%, 11/15/50(h) (cost $10,825,000)	$10,825	$10,825,000

Total Municipal Obligations (cost $1,757,367,060)		1,766,320,480

GOVERNMENTS-TREASURIES – 1.6%
United States – 1.6%
U.S. Treasury Notes 2.50%, 5/31/20(i) (cost $28,817,165)	28,872	28,736,662

Total Investments — 98.5% (cost $1,786,184,225)		1,795,057,142
Other assets less liabilities – 1.5%		27,873,630

Net Assets – 100.0%		$1,822,930,772

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.57%	USD	169	$(19,841)	$(17,348)	$(2,493)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,734	(203,571)	(175,236)	(28,335)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	1,151	(135,319)	(119,385)	(15,934)
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	93	(10,918)	(9,634)	(1,284)

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.57%	USD	1,503	$(176,452)	$(147,430)	$(29,022)

						$(546,101)	$(469,033)	$(77,068)

*	Termination date

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	50,206	8/31/20	2.235%	CPI#	Maturity	$35,354
Barclays Bank PLC	USD	50,207	9/04/20	2.248%	CPI#	Maturity	37,725
Barclays Bank PLC	USD	1,832	9/20/20	2.623%	CPI#	Maturity	1,793
JPMorgan Chase Bank, NA	USD	51,457	8/30/20	2.210%	CPI#	Maturity	63,850

							$138,722

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.12% of net assets as of September 30, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20	11/13/14	$890,000	$883,147	0.05%
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 5.25%, 1/01/24	11/13/14	1,250,000	1,201,150	0.07%

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate market value of these securities amounted to $16,435,651 or 0.9% of net assets.

(d)

An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2018 and the aggregate market value of this security amounted to $25,000 or 0.00% of net assets.

(e)	Non-income producing security.

(f)	Defaulted matured security.

(g)	Illiquid security.

(h)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(i)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of September 30, 2018, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.3% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

COP – Certificate of Participation

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

SRF – State Revolving Fund

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

September 30, 2018

	California Municipal Portfolio		Diversified Municipal Portfolio		New York Municipal Portfolio
Assets
Investments in securities, at value	$1,284,127,570		$6,929,774,506		$1,795,057,142
Cash	2,153,280		7,688,992		6,849,752
Cash collateral due from broker	25,556		– 0	–	– 0	–
Receivables:
Interest	18,214,559		84,918,456		22,558,864
Investment securities sold	– 0	–	940,000		– 0	–
Capital shares sold	4,682,023		7,078,988		1,574,045
Unrealized appreciation of inflation swaps	87,539		464,090		138,722

Total assets	1,309,290,527		7,030,865,032		1,826,178,525

Liabilities
Payables:
Dividends to shareholders	796,205		4,398,303		1,111,887
Investment securities purchased	5,372,338		21,292,174		– 0	–
Capital shares redeemed	1,168,229		5,247,767		691,440
Management fee	398,128		1,760,008		543,980
Shareholder servicing fee	87,832		406,646		120,875
Distribution fee	23,806		84,885		48,001
Transfer Agent fee	8,216		85,121		12,422
Accrued expenses	144,008		650,593		173,047
Market value on credit default swaps(a)	391,079		1,635,370		546,101

Total liabilities	8,389,841		35,560,867		3,247,753

Net Assets	$1,300,900,686		$6,995,304,165		$1,822,930,772

Cost of investments	$1,273,145,982		$6,911,790,743		$1,786,184,225

Net Assets Consist of:
Capital stock, at par	$93,010		$497,946		$133,217
Additional paid-in capital	1,310,505,730		7,025,443,895		1,833,634,729
Accumulated loss	(9,698,054)		(30,637,676)		(10,837,174)

	$1,300,900,686		$6,995,304,165		$1,822,930,772

(a)	Net premium received of $335,890, $1,404,588 and $469,033, respectively.

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES (continued)

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Calculation of Maximum Offering Price
Municipal Class
Net Assets	$1,189,754,001	$5,479,313,712	$1,631,011,144
Shares of capital stock outstanding	85,063,697	390,022,894	119,187,247

Net asset value, offering and redemption price per share	$13.99	$14.05	$13.68

Class A Shares
Net Assets	$77,468,927	$225,476,922	$121,201,181
Shares of capital stock outstanding	5,538,644	16,038,400	8,859,439

Net asset value and redemption price per share	$13.99	$14.06	$13.68
Sales charge – 3.00% of public offering price	0.43	0.43	0.42

Maximum offering price	$14.42	$14.49	$14.10

Class B Shares
Net Assets		$8,672
Shares of capital stock outstanding		617.09

Net asset value and offering price per share		$14.05

Class C Shares
Net Assets	$11,885,420	$56,339,226	$33,715,983
Shares of capital stock outstanding	849,915	4,008,952	2,464,276

Net asset value and offering price per share	$13.98	$14.05	$13.68

Advisor Class Shares
Net Assets	$21,792,338	$761,637,962	$37,002,464
Shares of capital stock outstanding	1,558,054	54,258,745	2,705,737

Net asset value and offering price per share	$13.99	$14.04	$13.68

Class Z Shares(a)
Net Assets		$472,527,671
Shares of capital stock outstanding		33,615,980

Net asset value and offering price per share		$14.06

(a)	Commenced distribution on July 2, 2018.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended September 30, 2018

California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Investment Income
Income:
Interest	$35,420,290	$188,730,915	$50,414,947
Dividends
Other income	– 0	–	6,896	1,759

Total income	35,420,290	188,737,811	50,416,706

Expenses:
Management fee (see Note 2A)	5,355,169	23,947,017	7,335,083
Shareholder servicing fee (see Note 2B)	1,177,686	5,511,547	1,621,380
Custodian fee	196,572	314,375	212,349
Transfer Agent fee – Non-Retail Class	27,184	124,610	39,832
Transfer Agent fee – Class A	28,276	327,688	50,334
Transfer Agent fee – Class B	– 0	–	48	13
Transfer Agent fee – Class C	4,677	74,856	15,093
Transfer Agent fee – Advisor Class	5,717	1,316,894	12,596
Transfer Agent fee – Class Z	– 0	–	12,759	– 0	–
Distribution fees – Class A	214,386	716,180	326,050
Distribution fees – Class B	– 0	–	244	28
Distribution fees – Class C	140,216	646,992	381,763
Directors’ fees and expenses	41,875	229,701	58,981
Printing fees	34,144	246,011	39,240
Auditing and tax fees	46,267	205,573	60,590
Registration fees	27,242	186,548	61,788
Legal fees	42,467	172,888	53,142
Miscellaneous	49,989	138,345	69,776

Total expenses	7,391,867	34,172,276	10,338,038

Net investment income	28,028,423	154,565,535	40,078,668

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(1,490,980)	(3,214,236)	(1,137,304)
Swaps	480,714	2,347,866	741,110

Net realized loss on investment transactions	(1,010,266)	(866,370)	(396,194)

Net change in unrealized appreciation/depreciation of:
Investments	(29,611,231)	(188,915,092)	(50,695,134)
Swaps	32,350	233,308	61,654

Net change in unrealized appreciation/depreciation of investments	(29,578,881)	(188,681,784)	(50,633,480)

Net realized and unrealized loss on investment transactions	(30,589,147)	(189,548,154)	(51,029,674)

Contributions from affiliates (see Note 2A)	– 0	–	– 0	–	603

Net Decrease in Net Assets Resulting from Operations	$(2,560,724)	$(34,982,619)	$(10,950,403)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

California Municipal Portfolio
Year Ended 9/30/18	Year Ended 9/30/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$28,028,423	$25,527,975
Net realized loss on investment transactions	(1,010,266)	(2,827,036)
Net change in unrealized appreciation/depreciation of investments	(29,578,881)	(20,083,145)

Net increase (decrease) in net assets resulting from operations	(2,560,724)	2,617,794
Distributions to Shareholders*
Municipal Class	(25,877,643)	(23,441,848)
Class A	(1,705,954)	(1,625,269)
Class B	– 0	–	– 0	–
Class C	(173,834)	(236,025)
Advisor Class	(387,935)	(198,549)

Total distributions to shareholders	(28,145,366)	(25,501,691)

Capital-Share Transactions:
Net proceeds from sales of shares	291,440,533	271,327,369
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	22,665,506	19,959,923

Total proceeds from shares sold	314,106,039	291,287,292
Cost of shares redeemed	(246,311,613)	(241,903,758)

Net increase in net assets from capital-share transactions	67,794,426	49,383,534

Net increase in net assets	37,088,336	26,499,637
Net Assets:
Beginning of period	1,263,812,350	1,237,312,713

End of period	$1,300,900,686	$1,263,812,350

*

The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note 7, Recent Accounting Pronouncements, in the Notes to Financial Statements for more Information.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

Diversified Municipal Portfolio
Year Ended 9/30/18	Year Ended 9/30/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$154,565,535	$136,544,593
Net realized loss on investment transactions	(866,370)	(12,149,103)
Net change in unrealized appreciation/depreciation of investments	(188,681,784)	(102,321,848)
Contributions from affiliates (see Note 2A)	– 0	–	1,199

Net increase (decrease) in net assets resulting from operations	(34,982,619)	22,074,841
Distributions to Shareholders*
Municipal Class	(121,945,462)	(106,556,662)
Class A	(5,519,314)	(6,628,548)
Class B	(270)	(581)
Class C	(764,082)	(900,980)
Advisor Class	(25,331,563)	(22,331,430)
Class Z(a)	(1,592,654)	– 0	–

Total distributions to shareholders	(155,153,345)	(136,418,201)

Capital-Share Transactions:
Net proceeds from sales of shares	2,036,799,786	1,504,757,972
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	127,812,572	111,236,436

Total proceeds from shares sold	2,164,612,358	1,615,994,408
Cost of shares redeemed	(1,936,058,517)	(1,508,626,543)

Net increase in net assets from capital-share transactions	228,553,841	107,367,865

Net increase (decrease) in net assets	38,417,877	(6,975,495)
Net Assets:
Beginning of period	6,956,886,288	6,963,861,783

End of period	$6,995,304,165	$6,956,886,288

(a)	Commenced distribution on July 2, 2018.

*

The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note 7, Recent Accounting Pronouncements, in the Notes to Financial Statements for more Information.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

New York Municipal Portfolio
Year Ended 9/30/18	Year Ended 9/30/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$40,078,668	$36,944,369
Net realized loss on investment transactions	(396,194)	(4,421,371)
Net change in unrealized appreciation/depreciation of investments	(50,633,480)	(28,267,490)
Contributions from affiliates (see Note 2A)	603	– 0	–

Net increase (decrease) in net assets resulting from operations	(10,950,403)	4,255,508
Distributions to Shareholders*
Municipal Class	(36,378,164)	(32,912,729)
Class A	(2,663,477)	(2,976,844)
Class B	(24)	(24)
Class C	(492,791)	(573,310)
Advisor Class	(751,035)	(344,630)

Total distributions to shareholders	(40,285,491)	(36,807,537)

Capital-Share Transactions:
Net proceeds from sales of shares	327,122,322	339,506,060
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	32,159,532	28,990,168

Total proceeds from shares sold	359,281,854	368,496,228
Cost of shares redeemed	(291,068,256)	(332,118,956)

Net increase in net assets from capital-share transactions	68,213,598	36,377,272

Net increase in net assets	16,977,704	3,825,243
Net Assets:
Beginning of period	1,805,953,068	1,802,127,825

End of period	$1,822,930,772	$1,805,953,068

*

The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note 7, Recent Accounting Pronouncements, in the Notes to Financial Statements for more Information.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

September 30, 2018

NOTE 1.

Organization and Significant Accounting Policies

The AB Intermediate Municipal Class A, B, C, Advisor Class and Class Z shares are (collectively, the “Intermediate Municipal Retail Classes”) shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Fund”): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, “Intermediate Municipal Portfolios” or “Portfolios”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 15 portfolios each with its own investment objective. Effective July 2, 2018, Diversified Municipal Portfolio commenced offering of Class Z shares. Class T shares have been authorized but currently are not offered. Class A shares of the Portfolios are sold with a front-end sales charge of up to 3% for purchases up to $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are subject to a contingent deferred sales charge that declines from 3% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of all Portfolios to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Effective October 4, 2016 sales of Class B shares of California Municipal Portfolio to new and existing investors were suspended. Effective August 30, 2018, sales of Class B shares of New York Municipal Portfolio to new and existing investors were suspended. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles

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NOTES TO FINANCIAL STATEMENTS (continued)

(“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in

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NOTES TO FINANCIAL STATEMENTS (continued)

interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of securities trading in such markets. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability

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NOTES TO FINANCIAL STATEMENTS (continued)

of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2018:

California Municipal Portfolio
Investment in Securities:	Level 1			Level 2	Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,195,746,291	$31,915,661	(a)	$1,227,661,952
Short-Term Municipal Notes		– 0	–	7,977,974	– 0	–	7,977,974
Governments – Treasuries		– 0	–	48,487,644	– 0	–	48,487,644

Total Investments in Securities		– 0	–	1,252,211,909	31,915,661		1,284,127,570
Other Financial Instruments(b):
Assets:
Inflation (CPI) Swaps		– 0	–	87,539	– 0	–	87,539
Liabilities:
Credit Default Swaps		– 0	–	(391,079)	– 0	–	(391,079)

Total(c)	$	– 0	–	$1,251,908,369	$31,915,661		$1,283,824,030

Diversified Municipal Portfolio
Investment in Securities:	Level 1			Level 2	Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$6,552,952,102	$148,218,121		$6,701,170,223
Short-Term Municipal Notes		– 0	–	167,422,709	– 0	–	167,422,709
Governments – Treasuries		– 0	–	61,181,574	– 0	–	61,181,574

Total Investments in Securities		– 0	–	6,781,556,385	148,218,121		6,929,774,506
Other Financial Instruments(b):
Assets:
Inflation (CPI) Swaps		– 0	–	464,090	– 0	–	464,090
Liabilities:
Credit Default Swaps		– 0	–	(1,635,370)	– 0	–	(1,635,370)

Total(c)	$	– 0	–	$6,780,385,105	$148,218,121		$6,928,603,226

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NOTES TO FINANCIAL STATEMENTS (continued)

New York Municipal Portfolio
Investment in Securities:	Level 1			Level 2	Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,741,830,192	$13,665,288		$1,755,495,480
Short-Term Municipal Notes		– 0	–	10,825,000	– 0	–	10,825,000
Governments – Treasuries		– 0	–	28,736,662	– 0	–	28,736,662

Total Investments in Securities		– 0	–	1,781,391,854	13,665,288		1,795,057,142
Other Financial Instruments(b):
Assets:
Inflation (CPI) Swaps		– 0	–	138,722	– 0	–	138,722
Liabilities:
Credit Default Swaps		– 0	–	(546,101)	– 0	–	(546,101)

Total(c)	$	– 0	–	$1,780,984,475	$13,665,288		$1,794,649,763

(a)	The Portfolio held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

California Municipal Portfolio	Long-Term Municipal Bonds(a)		Total
Balance as of 9/30/17	$23,859,247		$23,859,247
Accrued discounts/(premiums)	(260,779)		(260,779)
Realized gain (loss)	(4,873)		(4,873)
Change in unrealized appreciation/depreciation	(353,939)		(353,939)
Purchases	6,923,369		6,923,369
Sales	(263,450)		(263,450)
Transfers in to Level 3	2,016,086		2,016,086	(b)
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 9/30/18	$31,915,661		$31,915,661

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18(c)	$(353,939)		$(353,939)

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Diversified Municipal Portfolio	Long-Term Municipal Bonds		Total
Balance as of 9/30/17	$71,131,365			$71,131,365
Accrued discounts/(premiums)	(1,382,167)			(1,382,167)
Realized gain (loss)	(521,003)			(521,003)
Change in unrealized appreciation/depreciation	(2,992,497)			(2,992,497)
Purchases	32,365,553			32,365,553
Sales	(3,593,457)			(3,593,457)
Transfers in to Level 3	53,210,327			53,210,327	(b)
Transfers out of Level 3	– 0	–		– 0	–

Balance as of 9/30/18	$148,218,121			$148,218,121

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18(c)	$(3,317,292)			$(3,317,292)

New York Municipal Portfolio	Long-Term Municipal Bonds		Short-Term Municipal Notes			Total
Balance as of 9/30/17	$27,083,617			$4,820,287		$31,903,904
Accrued discounts/(premiums)	(204,317)			(18,061)		(222,378)
Realized gain (loss)	(1,709,241)			– 0	–	(1,709,241)
Change in unrealized appreciation/depreciation	1,222,370			(2,226)		1,220,144
Purchases	5,180,827			– 0	–	5,180,827
Sales	(20,821,133)			(4,800,000)		(25,621,133)
Transfers in to Level 3	2,913,165			– 0	–	2,913,165	(b)
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 9/30/18	$13,665,288		$	– 0	–	$13,665,288

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18(c)	$112,612		$	– 0	–	$112,612

(a)	The Portfolio held securities with zero market value at period end.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

(c)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at September 30, 2018. Securities priced by third party vendors are excluded from the following table:

Quantitative Information about Level 3 Fair Value Measurements

California Municipal Portfolio
	Fair Value at 09/30/2018			Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$	– 0	–	Qualitative Assessment		$0.00/N/A

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The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

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In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2018, the Portfolios did not have any unrecognized tax benefits.

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

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Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to contributions from adviser and expiration of capital loss carryforwards are reflected as adjustments to the components of net assets as of September 30, 2018, as shown below:

Portfolio	Increase (Decrease) to Additional Paid-in Capital			Increase (Decrease) to Distributable Earnings/ Accumulated Loss
California Municipal Portfolio	$	– 0	–	$	– 0	–
Diversified Municipal Portfolio		– 0	–		– 0	–
New York Municipal Portfolio		(603)			603

NOTE 2.

Investment Management and Transactions with repurchase agreement

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	Annual Percentage of Average Daily Net Assets of Each Portfolio
Portfolio	First $1 Billion	Next $2 Billion	Next $2 Billion	Thereafter
California Municipal and New York Municipal	0.425%	0.375%	0.325%	0.275%

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	First $1 Billion	Next $2 Billion	Next $2 Billion	Next $2 Billion	Thereafter
Diversified Municipal	0.425%	0.375%	0.325%	0.275%	0.225%

Prior to January 27, 2017, the below Portfolios paid the Adviser an investment management fee, based on an annual rate, for such services as follows:

	Annual Percentage of Average Daily Net Assets of Each Portfolio
Portfolio	First $1 Billion	Next $2 Billion	Next $2 Billion	Thereafter
California Municipal and New York Municipal	0.500%	0.450%	0.400%	0.350%

	First $1 Billion	Next $2 Billion	Next $2 Billion	Next $2 Billion	Thereafter
Diversified Municipal	0.500%	0.450%	0.400%	0.350%	0.300%

During the year ended September 30, 2018, the Adviser reimbursed the New York Municipal Portfolio $603 for trading losses incurred due to trade entry errors. During the year ended September 30, 2017, the Adviser reimbursed the Diversified Municipal Portfolio $1,199 for trading losses incurred due to trade entry errors.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Intermediate Municipal Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Intermediate Municipal Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended September 30, 2018, the compensation retained by ABIS amounted to: California Municipal Portfolio, $18,203; Diversified Municipal Portfolio, $342,082; and New York Municipal Portfolio, $23,824.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications

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with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee paid by each of the Municipal Class shares to the Adviser for services under this agreement is at an annual rate of 0.10% of the average daily net assets of each Portfolio attributable to the respective class during the month.

C. Distribution Arrangements—Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class shares of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Intermediate Municipal Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30% of each Portfolio’s average daily net assets attributable to the Intermediate Municipal Class A shares and 1% of each Intermediate Municipal Portfolio’s average daily net assets attributable to both Class B and Class C shares. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of 0.25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. There are no distribution and servicing fees on the Advisor Class shares. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since commencement of the Portfolios’ operations, the Retail Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
California Municipal	$507,022	$1,317,533
Diversified Municipal	455,395	3,187,205
New York Municipal	N/A	2,371,984

There are no distribution and servicing fees on the Advisor Class Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing

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fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Other Transactions with Affiliates

The Retail Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B, and Class C shares for the year ended September 30, 2018, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A	Class B			Class C
California Municipal	$21		$103		n/a		$494
Diversified Municipal	– 0	–	12,156	$	– 0	–	2,905
New York Municipal	68		8,555		68		482

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the year ended September 30, 2018, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
California Municipal	$526,962,976	$48,573,193	$426,420,520	$60,835,921
Diversified Municipal	1,935,375,507	32,562,643	1,219,797,914	341,967,042
New York Municipal	480,314,491	28,813,662	332,039,749	87,685,523

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The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
California Municipal	$1,273,145,982	$16,860,042	$(5,790,915)	$11,069,127
Diversified Municipal	6,911,790,743	84,348,314	(65,900,461)	18,447,853
New York Municipal	1,786,184,225	20,453,512	(11,441,873)	9,011,639

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swaps

Each Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies and for other purposes discussed below. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues

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for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios

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hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolios may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolios anticipate purchasing at a later date. Interest rate swaps involve the exchange by a Portfolios with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2018, the California Municipal Portfolio held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended September 30, 2018, the California Municipal, Diversified Municipal and New York Municipal Portfolios held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

Each Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed

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payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty. As of September 30, 2018, the Portfolios did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

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During the year ended September 30, 2018, the California Municipal, Diversified Municipal and New York Municipal Portfolios held credit default swaps for non-hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended September 30, 2018, the Portfolios had entered into the following derivatives:

California Municipal Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on inflation swaps	$87,539

Credit contracts			Market value on credit default swaps	$391,079

Total		$87,539		$391,079

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(40,508)	$87,539

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	521,222	(55,189)

Total		$480,714	$32,350

Diversified Municipal Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on inflation swaps	$464,090

Credit contracts			Market value on credit default swaps	$1,635,370

Total		$464,090		$1,635,370

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$	– 0	–	$464,090

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		2,347,866		(230,782)

Total			$2,347,866		$233,308

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New York Municipal Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on inflation swaps	$138,722

Credit contracts			Market value on credit default swaps	$546,101

Total		$138,722		$546,101

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$	– 0	–	$138,722

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		741,110		(77,068)

Total			$741,110		$61,654

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended September 30, 2018:

California Municipal Portfolio
Inflation Swaps:
Average notional amount	$81,925,500	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$10,000,000	(b)
Credit Default Swaps:
Average notional amount of sale contracts	$5,837,273	(c)

(a)	Positions were open for two months during the year.

(b)	Positions were open for one month during the year.

(c)	Positions were open for eleven months during the year.

Diversified Municipal Portfolio
Inflation Swaps:
Average notional amount	$437,951,000	(a)
Credit Default Swaps:
Average notional amount of sale contracts	$27,679,273	(b)

(a)	Positions were open for two months during the year.

(b)	Positions were open for eleven months during the year.

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New York Municipal Portfolio
Inflation Swaps:
Average notional amount	$152,786,000	(a)
Credit Default Swaps:
Average notional amount of sale contracts	$8,279,000	(b)

(a)	Positions were open for two months during the year.

(b)	Positions were open for eleven months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of September 30, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

California Municipal Portfolio
Counterparty	Derivatives Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Barclays Bank PLC	$58,538	$	– 0	–	$	– 0	–	$	– 0	–	$58,538
JPMorgan Chase Bank, NA	29,001		– 0	–		– 0	–		– 0	–	29,001

Total	$87,539	$	– 0	–	$	– 0	–	$	– 0	–	$87,539	^

Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Citigroup Global Markets, Inc.	$14,206	$	– 0	–	$	– 0	–	$	– 0	–	$14,206
Credit Suisse International	250,551		– 0	–		– 0	–		(250,551)		– 0	–
Goldman Sachs International	126,322		– 0	–		– 0	–		– 0	–	126,322

Total	$391,079	$	– 0	–	$	– 0	–		$(250,551)		$140,528	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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Diversified Municipal Portfolio
Counterparty	Derivatives Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Barclays Bank PLC	$307,517	$	– 0	–	$	– 0	–	$	– 0	–	$307,517
JPMorgan Chase Bank, NA	156,573		– 0	–		– 0	–		– 0	–	156,573

Total	$464,090	$	– 0	–	$	– 0	–	$	– 0	–	$464,090	^

Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Citigroup Global Markets, Inc.	$59,287	$	– 0	–	$	– 0	–	$	– 0	–	$59,287
Credit Suisse International	1,047,783		– 0	–		– 0	–		(1,013,925)		33,858
Goldman Sachs International	528,300		– 0	–		– 0	–		(485,935)		42,365

Total	$1,635,370	$	– 0	–	$	– 0	–		$(1,499,860)		$135,510	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

New York Municipal Portfolio
Counterparty	Derivatives Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Barclays Bank PLC	$74,872	$	– 0	–	$	– 0	–	$	– 0	–	$74,872
JPMorgan Chase Bank, NA	63,850		– 0	–		– 0	–		– 0	–	63,850

Total	$138,722	$	– 0	–	$	– 0	–	$	– 0	–	$138,722	^

Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Citigroup Global Markets, Inc.	$19,841	$	– 0	–	$	– 0	–	$	– 0	–	$19,841
Credit Suisse International	349,808		– 0	–		– 0	–		(335,619)		14,189
Goldman Sachs International	176,452		– 0	–		– 0	–		– 0	–	176,452

Total	$546,101	$	– 0	–	$	– 0	–		$(335,619)		$210,482	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2018 and September 30, 2017 were as follows:

California Municipal Portfolio	2018		2017
Distributions paid from:
Ordinary income	$533,704		$1,112,617
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	533,704		1,112,617
Tax exempt distributions	27,611,662		24,389,074

Total distributions paid	$28,145,366		$25,501,691

Diversified Municipal Portfolio
Distributions paid from:
Ordinary income	$2,223,492		$6,527,462
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	2,223,492		6,527,462
Tax exempt distributions	152,929,853		129,890,739

Total distributions paid	$155,153,345		$136,418,201

New York Municipal Portfolio
Distributions paid from:
Ordinary income	$515,596		$1,619,735
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	515,596		1,619,735
Tax exempt distributions	39,254,299		35,187,802

Total distributions paid	$39,769,895		$36,807,537

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income(a)	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Earnings/ (Deficit)(b)
California Municipal	$541,242	$(20,512,218)	$11,069,127	$(8,901,849)
Diversified Municipal	3,475,716	(48,162,943)	18,447,853	(26,239,374)
New York Municipal	964,880	(19,701,807)	9,011,639	(9,725,288)

(a)	Includes tax-exempt income as shown below:

California Municipal	$541,242
Diversified Municipal	3,475,716
New York Municipal	964,880

(b)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of interest on defaulted securities and dividends payable to shareholders.

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For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2018, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
California Municipal	$2,406,179	n/a	2019
California Municipal	2,635,116	$15,470,923	No expiration
Diversified Municipal	7,993,350	40,169,593	No expiration
New York Municipal	2,170,303	17,531,504	No expiration

NOTE 5.

Risks Involved in Investing in the Portfolios

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolios will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its

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payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes, earthquakes and wildfires.

In addition, recent tax law changes could have a material impact on the value of municipal securities. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in the municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the

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volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The California Municipal and New York Municipal Portfolios are not “diversified”. This means that the Portfolios can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios are subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound

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other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and foreign governments have been adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past decade, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

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Tax Risk—There is no guarantee that the income on a Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolios’ shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

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Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 16.5 billion shares of common stock, par value $0.001 per share, of which of which 6.5 billion shares are allocated to the California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio. The allocation is as follows:

	Allocation of Shares (in Millions)
Portfolio	Bernstein Class Shares	Retail Class A Shares	Retail Class B Shares	Retail Class C Shares	Retail Advisor Class Shares	Retail Class Z Shares	Retail Class T Shares	Total
California Municipal	200	200	200	200	200	200	300	1,500
Diversified Municipal	800	400	400	400	400	600	300	3,300
New York Municipal	400	200	200	200	200	200	300	1,700

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Share transactions for each Portfolio for the years ended September 30, 2018 and September 30, 2017, were as follows:

	California Municipal Portfolio
	Shares		Amount
	Year Ended 9/30/18	Year Ended 9/30/17	Year Ended 9/30/18	Year Ended 9/30/17

Municipal Class Shares
Shares sold	15,985,763	14,133,796	$225,804,274	$202,035,648

Shares issued to shareholders on reinvestment of dividends	1,500,856	1,314,669	21,173,562	18,770,778

Shares redeemed	(12,739,709)	(11,849,010)	(179,792,553)	(169,177,542)

Net increase	4,746,910	3,599,455	$67,185,283	$51,628,884

Class A Shares
Shares sold	2,796,217	3,145,839	$39,562,960	$44,748,351

Shares issued to shareholders on reinvestment of dividends	81,304	66,438	1,146,767	948,442

Shares converted from Class C	99,881	317,574	1,413,788	4,532,026

Shares redeemed	(3,258,052)	(4,032,757)	(46,006,579)	(57,250,056)

Net decrease	(280,650)	(502,906)	$(3,883,064)	$(7,021,237)

Class C Shares
Shares sold	149,774	248,462	$2,124,211	$3,533,756

Shares issued to shareholders on reinvestment of dividends	8,723	10,655	123,143	152,029

Shares converted to Class A	(99,911)	(317,574)	(1,413,788)	(4,532,026)

Shares redeemed	(397,566)	(279,061)	(5,626,797)	(3,973,403)

Net decrease	(338,980)	(337,518)	$(4,793,231)	$(4,819,644)

Advisor Class Shares
Shares sold	1,594,443	1,157,076	$22,535,300	$16,477,588

Shares issued to shareholders on reinvestment of dividends	15,764	6,212	222,034	88,674

Shares redeemed	(952,972)	(486,279)	(13,471,896)	(6,970,731)

Net increase	657,235	677,009	$9,285,438	$9,595,531

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Diversified Municipal Portfolio
Shares	Amount
Year Ended 9/30/18	Year Ended 9/30/17	Year Ended 9/30/18	Year Ended 9/30/17

Municipal Class Shares
Shares sold	78,882,659	73,074,749	$1,122,474,091	$1,050,177,361

Shares issued to shareholders on reinvestment of dividends	7,009,621	5,954,553	99,445,764	85,589,664

Shares redeemed	(68,506,419)	(66,104,006)	(971,848,143)	(949,455,532)

Net increase	17,385,861	12,925,296	$250,071,712	$186,311,493

Class A Shares
Shares sold	3,660,504	7,682,832	$52,044,231	$110,171,391

Shares issued to shareholders on reinvestment of dividends	250,624	303,037	3,561,354	4,356,491

Shares converted from Class B	1,567	2,531	22,204	36,721

Shares converted from Class C	49,838	641,949	707,547	9,232,031

Shares redeemed	(11,629,547)	(15,637,557)	(165,268,546)	(224,297,017)

Net decrease	(7,667,014)	(7,007,208)	$(108,933,210)	$(100,500,383)

Class B Shares
Shares sold	42	45	$600	$641

Shares issued to shareholders on reinvestment of dividends	19	22	268	321

Shares converted to Class A	(1,568)	(2,531)	(22,204)	(36,721)

Shares redeemed	– 0	–	(747)	– 0	–	(10,893)

Net decrease	(1,507)	(3,211)	$(21,336)	$(46,652)

Class C Shares
Shares sold	184,406	453,469	$2,633,099	$6,489,789

Shares issued to shareholders on reinvestment of dividends	38,721	44,863	549,806	644,691

Shares converted to Class A	(49,858)	(641,948)	(707,547)	(9,232,031)

Shares redeemed	(1,272,858)	(2,150,804)	(18,094,749)	(30,828,313)

Net decrease	(1,099,589)	(2,294,420)	$(15,619,391)	$(32,925,864)

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	Diversified Municipal Portfolio
	Shares			Amount
	Year Ended 9/30/18	Year Ended 9/30/17		Year Ended 9/30/18	Year Ended 9/30/17

Advisor Class Shares
Shares sold	26,560,004	22,895,764		$376,685,615		$328,650,038

Shares issued to shareholders on reinvestment of dividends	1,621,907	1,437,483		22,999,893		20,645,269

Shares redeemed	(54,594,981)	(20,573,869)		(772,293,531)		(294,766,036)

Net increase (decrease)	(26,413,070)	3,759,378		$(372,608,023)		$54,529,271

Class Z Shares(a)
Shares sold	34,080,802	– 0	–	$482,232,399	$	– 0	–

Shares issued to shareholders on reinvestment of dividends	89,112	– 0	–	1,255,487		– 0	–

Shares redeemed	(553,934)	– 0	–	(7,823,797)		– 0	–

Net increase	33,615,980	– 0	–	$475,664,089	$	– 0	–

(a)	Commenced distribution on July 2, 2018

	New York Municipal Portfolio
	Shares		Amount
	Year Ended 9/30/18	Year Ended 9/30/17	Year Ended 9/30/18	Year Ended 9/30/17

Municipal Class Shares
Shares sold	20,744,050	19,091,535	$287,562,344	$267,503,221

Shares issued to shareholders on reinvestment of dividends	2,134,412	1,873,246	29,527,551	26,272,260

Shares redeemed	(17,054,492)	(16,463,233)	(236,106,497)	(230,874,702)

Net increase	5,823,970	4,501,548	$80,983,398	$62,900,779

Class A Shares
Shares sold	1,254,468	2,035,461	$17,391,476	$28,533,394

Shares issued to shareholders on reinvestment of dividends	125,164	145,234	1,731,992	2,035,945

Shares converted from Class B	100	937	1,379	13,389

Shares converted from Class C	56,338	278,265	776,966	3,901,274

Shares redeemed	(2,620,778)	(5,079,985)	(36,295,104)	(71,109,393)

Net decrease	(1,184,708)	(2,620,088)	$(16,393,291)	$(36,625,391)

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New York Municipal Portfolio
Shares	Amount
Year Ended 9/30/18	Year Ended 9/30/17	Year Ended 9/30/18	Year Ended 9/30/17

Class B Shares(a)
Shares sold	– 0	–	115	$	– 0	–	$1,626

Shares issued to shareholders on reinvestment of dividends	2	2	25	24

Shares converted to Class A	(100)	(938)	(1,379)	(13,389)

Shares redeemed	(172)	– 0	–	(2,365)	– 0	–

Net decrease	(270)	(821)	$(3,719)	$(11,739)

Class C Shares
Shares sold	120,841	318,936	$1,679,012	$4,452,161

Shares issued to shareholders on reinvestment of dividends and distributions	27,810	31,105	384,891	435,980

Shares converted to Class A	(56,338)	(278,265)	(776,966)	(3,901,274)

Shares redeemed	(671,090)	(995,117)	(9,288,646)	(13,921,339)

Net decrease	(578,777)	(923,341)	$(8,001,709)	$(12,934,472)

Advisor Class Shares
Shares sold	1,421,572	2,507,684	$19,711,145	$35,100,995

Shares issued to shareholders on reinvestment of dividends	37,271	17,539	515,073	245,959

Shares redeemed	(620,608)	(882,851)	(8,597,299)	(12,298,859)

Net increase	838,235	1,642,372	$11,628,919	$23,048,095

(a)	Class B was redeemed on August 30, 2018

NOTE 7.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU

2017-08 is effective for fiscal years, and interim periods within those fiscal

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NOTES TO FINANCIAL STATEMENTS (continued)

years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect of the adoption of the rules will simplify certain disclosure requirements on the financial statements.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Class A
	Year Ended September 30,
	2018	2017	2016		2015	2014

Net asset value, beginning of period	$ 14.33	$ 14.59	$ 14.40		$ 14.49	$ 14.29

Income From Investment Operations
Net investment income†	.28	.27	.28	^	.29	.30
Net realized and unrealized gain (loss) on investment transactions	(.34)	(.26)	.19		(.09)	.20

Total from investment operations	(.06)	.01	.47		.20	.50

Less: Dividends
Dividends from net investment income	(.28)	(.27)	(.28)		(.29)	(.30)

Net asset value, end of period	$ 13.99	$ 14.33	$ 14.59		$ 14.40	$ 14.49

Total Return
Total investment return based on net asset value(a)	(.33)%	.04%	3.24	%^	1.41%	3.53%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$77,469	$83,361	$92,258		$92,211	$117,157
Average net assets (000 omitted)	$85,754	$85,429	$92,455		$105,062	$115,483
Ratio to average net assets of:
Expenses	.75%	.76%	.83%		.83%+	.87%
Net investment income	1.98%	1.90%	1.89	%^	2.02%+	2.09%
Portfolio turnover rate	38%	17%	12%		16%	10%

See footnote summary on page 147.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Class C
	Year Ended September 30,
	2018	2017	2016		2015	2014

Net asset value, beginning of period	$ 14.32	$ 14.59	$ 14.40		$ 14.49	$ 14.29

Income From Investment Operations
Net investment income†	.17	.17	.17	^	.19	.20
Net realized and unrealized gain (loss) on investment transactions	(.33)	(.28)	.19		(.09)	.20

Total from investment operations	(.16)	(.11)	.36		.10	.40

Less: Dividends
Dividends from net investment income	(.18)	(.16)	(.17)		(.19)	(.20)

Net asset value, end of period	$ 13.98	$ 14.32	$ 14.59		$ 14.40	$ 14.49

Total Return
Total investment return based on net asset value(a)	(1.15)%	(.71)%	2.48	%^	.67%	2.81%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$11,886	$17,028	$22,273		$21,901	$23,036
Average net assets (000 omitted)	$14,022	$20,405	$21,831		$22,305	$25,026
Ratio to average net assets of:
Expenses	1.50%	1.52%	1.58%		1.57%+	1.57%
Net investment income	1.23%	1.16%	1.15	%^	1.29%+	1.39%
Portfolio turnover rate	38%	17%	12%		16%	10%

See footnote summary on page 147.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Advisor Class
	Year Ended September 30,		July 25, 2016(b) to September 30, 2016
	2018	2017

Net asset value, beginning of period	$ 14.32	$ 14.59	$ 14.65

Income From Investment Operations
Net investment income†	.32	.31	.05	^
Net realized and unrealized loss on investment transactions	(.33)	(.27)	(.06)

Total from investment operations	(.01)	.04	(.01)

Less: Dividends
Dividends from net investment income	(.32)	(.31)	(.05)

Net asset value, end of period	$ 13.99	$ 14.32	$ 14.59

Total Return
Total investment return based on net asset value(a)	(.08)%	.30%	(.04	)%^
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$21,792	$12,903	$3,266
Average net assets (000 omitted)	$17,250	$9,154	$204
Ratio to average net assets of:
Expenses	.50%	.49%	.85	%*
Net investment income	2.24%	2.17%	1.77	%^*
Portfolio turnover rate	38%	17%	12%

See footnote summary on page 147.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class A
Year Ended September 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 14.44	$ 14.68	$ 14.48	$ 14.54	$ 14.36

Income From Investment Operations
Net investment income†	.27	.25	.25	^	.26	.29
Net realized and unrealized gain (loss) on investment transactions	(.38)	(.24)	.20	(.06)	.18
Contributions from affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Total from investment operations	(.11)	.01	.45	.20	.47

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.25)	(.25)	(.26)	(.29)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total dividends and distributions	(.27)	(.25)	(.25)	(.26)	(.29)

Net asset value, end of period	$ 14.06	$ 14.44	$ 14.68	$ 14.48	$ 14.54

Total Return
Total investment return based on net asset value(a)	(.73)%	.11%	3.14	%^	1.40%	3.33%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$225,477	$342,340	$450,882	$479,736	$1,540,449
Average net assets (000 omitted)	$286,472	$378,242	$462,433	$1,459,820	$1,324,941
Ratio to average net assets of:
Expenses	.73%	.75%	.79%	.83	%+	.86%
Net investment income	1.92%	1.75%	1.73	%^	1.80	%+	1.99%
Portfolio turnover rate	23%	25%	11%	15%	19%

See footnote summary on page 147.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class B
Year Ended September 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 14.44	$ 14.68	$ 14.48	$ 14.54	$ 14.37

Income From Investment Operations
Net investment income†	.16	.14	.14	^	.15	.20
Net realized and unrealized gain (loss) on investment transactions	(.38)	(.24)	.20	(.06)	.16

Total from investment operations	(.22)	(.10)	.34	.09	.36

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.14)	(.14)	(.15)	(.19)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total dividends and distributions	(.17)	(.14)	(.14)	(.15)	(.19)

Net asset value, end of period	$ 14.05	$ 14.44	$ 14.68	$ 14.48	$ 14.54

Total Return
Total investment return based on net asset value(a)	(1.56)%	(.69)%	2.34	%^	.64%	2.52%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$9	$31	$78	$96	$113
Average net assets (000 omitted)	$24	$61	$88	$104	$228
Ratio to average net assets of:
Expenses	1.56%	1.56%	1.57%	1.59	%+	1.55%
Net investment income	1.10%	.95%	.95	%^	1.05	%+	1.39%
Portfolio turnover rate	23%	25%	11%	15%	19%

See footnote summary on page 147.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class C
Year Ended September 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 14.44	$ 14.68	$ 14.48	$ 14.54	$ 14.36

Income From Investment Operations
Net investment income†	.17	.14	.14	^	.16	.19
Net realized and unrealized gain (loss) on investment transactions	(.39)	(.24)	.20	(.06)	.18
Contributions from affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Total from investment operations	(.22)	(.10)	.34	.10	.37

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.14)	(.14)	(.16)	(.19)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total dividends and distributions	(.17)	(.14)	(.14)	(.16)	(.19)

Net asset value, end of period	$ 14.05	$ 14.44	$ 14.68	$ 14.48	$ 14.54

Total Return
Total investment return based on net asset value(a)	(1.54)%	(.64)%	2.37	%^	.66%	2.62%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$56,339	$73,746	$108,640	$116,939	$134,435
Average net assets (000 omitted)	$64,699	$89,853	$113,511	$125,295	$149,054
Ratio to average net assets of:
Expenses	1.48%	1.50%	1.55%	1.57	%+	1.55%
Net investment income	1.17%	1.00%	.98	%^	1.07	%+	1.33%
Portfolio turnover rate	23%	25%	11%	15%	19%

See footnote summary on page 147.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Advisor Class
	Year Ended September 30,				June 26, 2015(b) to September 30, 2015
	2018	2017	2016

Net asset value, beginning of period	$ 14.42	$ 14.66	$ 14.47		$ 14.35

Income From Investment Operations
Net investment income†	.31	.29	.29	^	.08
Net realized and unrealized gain (loss) on investment transactions	(.38)	(.24)	.19		.13	††

Total from investment operations	(.07)	.05	.48		.21

Less: Dividends
Dividends from net investment income	(.31)	(.29)	(.29)		(.09)

Net asset value, end of period	$ 14.04	$ 14.42	$ 14.66		$ 14.47

Total Return
Total investment return based on net asset value(a)	(.48)%	.36%	3.36	%^	1.40%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$761,637	$1,163,196	$1,127,335		$1,071,776
Average net assets (000 omitted)	$1,161,023	$1,112,997	$1,108,033		$380,380
Ratio to average net assets of:
Expenses	.48%	.50%	.56%		.47	%+*
Net investment income	2.17%	2.01%	1.96	%^	2.19	%+*
Portfolio turnover rate	23%	25%	11%		15%
See footnote summary on page 147.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class Z
July 2, 2018(b) to September 30, 2018

Net asset value, beginning of period	$ 14.15

Income From Investment Operations
Net investment income†	.08
Net realized and unrealized loss on investment transactions	(.10)

Total from investment operations	(.02)

Less: Dividends
Dividends from net investment income	(.07)

Net asset value, end of period	$ 14.06

Total Return
Total investment return based on net asset value	(.06)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$472,528
Average net assets (000 omitted)	$258,733
Ratio to average net assets of:
Expenses+*	.40%
Net investment income+*	2.49%
Portfolio turnover rate	23%

See footnote summary on page 147.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Municipal Portfolio
	Class A
	Year Ended September 30,
	2018	2017	2016		2015	2014

Net asset value, beginning of period	$ 14.07	$ 14.33	$ 14.10		$ 14.16	$ 14.04

Income From Investment Operations
Net investment income†	.28	.27	.29	^	.31	.32
Net realized and unrealized gain (loss) on investment transactions	(.39)	(.26)	.23		(.06)	.12

Total from investment operations	(.11)	.01	.52		.25	.44

Less: Dividends
Dividends from net investment income	(.28)	(.27)	(.29)		(.31)	(.32)

Net asset value, end of period	$ 13.68	$ 14.07	$ 14.33		$ 14.10	$ 14.16

Total Return
Total investment return based on net asset value(a)	(.77)%	.08%	3.68	%^	1.80%	3.18%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$121,201	$141,325	$181,488		$187,256	$209,558
Average net assets (000 omitted)	$130,420	$155,464	$182,379		$201,391	$205,590
Ratio to average net assets of:
Expenses	.73%	.76%	.82%		.82%+	.85%
Net investment income	2.03%	1.92%	2.03	%^	2.21%+	2.28%
Portfolio turnover rate	23%	23%	17%		17%	11%

See footnote summary on page 147.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Municipal Portfolio
	Class C
	Year Ended September 30,
	2018	2017	2016		2015	2014

Net asset value, beginning of period	$ 14.07	$ 14.33	$ 14.10		$ 14.17	$ 14.05

Income From Investment Operations
Net investment income†	.18	.16	.18	^	.21	.22
Net realized and unrealized gain (loss) on investment transactions	(.39)	(.26)	.23		(.07)	.12

Total from investment operations	(.21)	(.10)	.41		.14	.34

Less: Dividends
Dividends from net investment income	(.18)	(.16)	(.18)		(.21)	(.22)

Net asset value, end of period	$ 13.68	$ 14.07	$ 14.33		$ 14.10	$ 14.17

Total Return
Total investment return based on net asset value(a)	(1.50)%	(.67)%	2.91	%^	.99%	2.46%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$33,716	$42,821	$56,849		$58,462	$68,754
Average net assets (000 omitted)	$38,176	$49,277	$57,855		$63,403	$72,947
Ratio to average net assets of:
Expenses	1.48%	1.51%	1.57%		1.55%+	1.56%
Net investment income	1.28%	1.17%	1.28	%^	1.48%+	1.58%
Portfolio turnover rate	23%	23%	17%		17%	11%

See footnote summary on page 147.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Municipal Portfolio
	Advisor Class
	Year Ended September 30,		July 25, 2016(b) to September 30, 2016
	2018	2017

Net asset value, beginning of period	$ 14.07	$ 14.33	$ 14.37

Income From Investment Operations
Net investment income†	.32	.30	.06	^
Net realized and unrealized loss on investment transactions	(.39)	(.26)	(.04)

Total from investment operations	(.07)	.04	.02

Less: Dividends
Dividends from net investment income	(.32)	(.30)	(.06)

Net asset value, end of period	$ 13.68	$ 14.07	$ 14.33

Total Return
Total investment return based on net asset value(a)	(.51)%	.35%	.12	%^
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$37,003	$26,267	$3,226
Average net assets (000 omitted)	$32,710	$15,836	$205
Ratio to average net assets of:
Expenses	.48%	.50%	.67	%*
Net investment income	2.28%	2.18%	2.38	%*^
Portfolio turnover rate	23%	23%	17%

†	Based on average shares outstanding.

^	For the year ended September 30, 2016 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Portfolio	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
California Municipal	$.001	.01%	.01%
Diversified Municipal	.001	.004%	.004%
New York Municipal	.001	.01%	.01%

+	The ratio includes expenses attributable to costs of proxy solicitation.

*	Annualized.

††

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(a)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	Commencement of distributions.

(c)	Amount is less than $.005.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and AB Intermediate Municipal Retail Class Shareholders of Diversified Municipal Portfolio, California Municipal Portfolio and New York Municipal Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Diversified Municipal Portfolio, California Municipal Portfolio and New York Municipal Portfolio (three of the fifteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, brokers and the application of alternative auditing procedures where securities purchased had not been received. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 28, 2018

We have served as the auditor of one or more the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

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BOARD OF DIRECTORS

Debra Perry(1)(2), Chair

Kathleen Fisher, President

Bart Friedman(1)

R. Jay Gerken(1)

William Kristol(1)

Donald K. Peterson(1)

OFFICERS

Fred S. Cohen, Vice President(3)

R.B. (“Guy”) Davidson III, Vice President(3)

Terrance T. Hults, Vice President(3)

Matthew J. Norton, Vice President(3)

Andrew Potter, Vice President(3)

Emilie D. Wrapp, Secretary

Michael B. Reyes, Senior Analyst

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street

Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

2	Member of the Fair Value Pricing Committee.

3

The day-to-day management of, and investment decisions for, the AB Intermediate Municipal Portfolios are made by the Municipal Bond Investment Team. Messrs. Cohen, Davidson, Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

†	For the AB Intermediate Municipal Portfolios, Classes A, B and C and Advisor Class shares only.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE PAST FIVE (5) YEARS
INTERESTED DIRECTOR
Kathleen Fisher,** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 64 (2017)	Senior Vice President of the Manager with which she has been associated since prior to 2013. She is the Head of Wealth and Investment Strategies of the Manager’s Bernstein Private Wealth Management unit since 2014, leading the team responsible for developing and communicating asset allocation advice and investment strategies for Bernstein’s high-net-worth clients. Since 2013, Ms. Fisher has overseen research on investment planning and wealth transfer issues facing high-net-worth families, endowments and foundations. She has been a National Managing Director of Bernstein since 2009. She joined AB in 2001 as a Senior Portfolio Manager. Prior to joining AB, she spent 15 years at J.P. Morgan, most recently as a managing director advising banks of acquisitions, divestitures and financing techniques. Prior thereto, she held positions at both Morgan Stanley and at the Federal Reserve Bank of New York.	18	Southwestern Vermont Health Care; and Hildene – The Lincoln Family Home

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NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE PAST FIVE (5) YEARS
DISINTERESTED DIRECTORS
Debra Perry,#^ Chair of the Board 67 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	Assurant, Inc., since 2017; Genworth Financial, Inc. since 2016; Korn/Ferry International from 2008-present; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

Bart Friedman,# 73 (2005)	Senior Counsel at Cahill Gordon & Reindel LLP (law firm) since January 2017; Senior Partner since prior to 2013.	18	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; and Ovid Therapeutics, Inc.

R. Jay Gerken,# 67 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).	18	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; United Methodist Foundation of New Jersey; and Associated Banc-Corp

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE PAST FIVE (5) YEARS
DISINTERESTED DIRECTORS (continued)
William Kristol,# 65 (2013)	Editor, The Weekly Standard since prior to 2013. He is a regular contributor on ABC’s This Week and on ABC’s special events and elections coverage, and appears frequently on other leading political commentary shows.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; The Institute for the Study of War; and Defending Democracy Together

Donald K. Peterson,# 69 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	18	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA-CREF; and Member of the Board of TIAA-Bank, FSB

*	There is no stated term of office for the Directors.

**	Ms. Fisher is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

***

The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

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Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Kathleen Fisher, 64	President	See biography above

Fred S. Cohen, 60	Vice President	Senior Vice President of the Adviser **, with which he has been associated since prior to 2013.

R.B. (“Guy”) Davidson III, 57	Vice President	Senior Vice President of the Adviser **, with which he has been associated since prior to 2013.

Terrance T. Hults, 52	Vice President	Senior Vice President of the Adviser **, with which he has been associated since prior to 2013.

Matthew J. Norton, 35	Vice President	Vice President of the Adviser **, with which he has been associated since prior to 2013.

Emilie D. Wrapp, 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Michael B. Reyes, 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2013.

Joseph J. Mantineo, 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke, 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto, 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a meeting held on October 24-25, 2018.

Section 15 of the Investment Company Act also provides that an investment advisory agreement will terminate automatically upon its “assignment,” which includes any transfer of a controlling block of outstanding voting securities of an investment adviser or the parent company of an investment adviser. Such transfer is often referred to as a “Change of Control Event.”

AXA S.A. (“AXA”) has announced to the public its plans to divest its remaining ownership interest in AXA Equitable Holdings, Inc. (“AXA Equitable”), over time in one or more transactions, subject to market conditions (the “Plan”). AXA is the holding company for an international group of insurance and related financial services companies. AXA formerly owned all of the outstanding shares of common stock of AXA Equitable. After selling a minority stake of AXA Equitable in an initial public offering during May, 2018, AXA is currently a majority owner of AXA Equitable, which is an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser. AXA Equitable also indirectly holds a majority of the outstanding partnership interests of the Adviser. It is anticipated that one or more future transactions under the Plan could be deemed a Change of Control Event resulting in the automatic termination of the Investment Management Agreement.

Because it is anticipated that one or more of the transactions contemplated by the Plan could be deemed a Change of Control Event for the Adviser resulting in the automatic termination of the Investment Management Agreement, the Board, including the Independent Directors, has

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approved a new investment advisory agreement with the Adviser (the “Proposed Agreement”), in connection with the Plan. The Board unanimously approved the Proposed Agreement at a meeting held on July 26, 2018, subject as to each Portfolio to approval by stockholders of that Portfolio. Stockholders have been asked to approve the Proposed Agreement at a meeting initially called for October 11, 2018 and held on November 14, 2018. The Proposed Agreement would be effective for a Portfolio after the first Change of Control Event that occurs after stockholder approval for that Portfolio.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement and the Proposed Agreement (each, an “Agreement”).

The Board received preliminary information about the Plan from the Adviser at a special telephonic meeting of the Board held on June 18, 2018. During that meeting, the Independent Directors also met separately in an executive session with their independent counsel. Following that meeting, counsel to the Independent Directors sent a letter to the Adviser dated June 20, 2018, that contained a list of information requested by the Independent Directors with respect to the Plan and the Proposed Agreement. The Adviser responded in writing to the letter. Following receipt of the Adviser’s responses, the Independent Directors met with the Fund’s Senior Analyst and counsel to the Independent Directors via a telephone conference on July 23, 2018, during which the Independent Directors reviewed the responses to their requests for information, and evaluated extensive additional materials relating to the approval of the Proposed Agreement. Following the July 23, 2018 meeting, the Independent Directors, through counsel, requested certain additional information in a letter to the Adviser dated July 24, 2018. On July 26, 2018, the Board held an in-person meeting, at which representatives of the Adviser responded to the requests for additional information, and the Board discussed its review of the Proposed Agreement and the materials the Directors had been provided. During the July 26, 2018 meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst in executive sessions. The Board then approved the Proposed Agreement as described below.

Prior to and following its approval of the Proposed Agreement, the Board undertook the process to review annually the continuation of the Investment Management Agreement between the Fund and the Adviser. In connection with that process, counsel to the Independent Directors sent a letter to the Adviser dated August 9, 2018, that contained a list of information requested by the Independent Directors to conduct their

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annual review. In addition to reviewing information in connection with the July 26, 2018 meeting, the Board of Directors, including the Independent Directors, met in person and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2018. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 20, 2018, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 20, 2018, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 20, 2018 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel dated September 26, 2018, and the Adviser provided certain additional information by means of a letter dated October 3, 2018. The Independent Directors held a telephonic meeting on October 15, 2018 with their independent counsel and the Senior Analyst to discuss the contract renewal materials and supplemental materials. Following that meeting the Independent Directors, through counsel, requested further information from the Adviser. On October 24-25, 2018, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and a report prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below. Also, after considering the additional information the Board had received in connection with their consideration of the continuation of the Investment Management Agreement, and in light of their approval of the continuation of the Investment Management Agreement, the Board further determined that it was unnecessary to seek any modification of the Proposed Agreement.

In approving each Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreements and considered whether each Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests including information regarding the Plan, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior

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Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements to which the Adviser or its affiliates provides services to the Funds. The Board also considered other information provided to the Board in connection with the July 26, 2018, September 20, 2018, and October 24-25, 2018 meetings and throughout the past year. In approving the Proposed Agreement at the July 26, 2018 Board meeting, the Board considered the information it had received through that date, including the information provided to the Board in connection with its most recent approval of the Investment Management Agreement; in approving the continuation of the Investment Management Agreement at the October 24-25, 2018 Board meeting, and in determining at that meeting that it was unnecessary to seek any modification of the Proposed Agreement, the Board considered information it had received after, as well as before and at, the July 26, 2018 meeting.

The information considered by the Board included information with respect to the Plan and the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve an Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Agreements including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with

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respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Directors also considered the fact that the Proposed Agreement would have terms and conditions identical to those of the Investment Management Agreement with the exception of the effective date under the Proposed Agreement.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue fee waivers and/or expense caps applicable to certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff appeared sufficient to provide a high level of service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered the potential impacts of the relocation of

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substantial operations of the Adviser from the New York City area to Nashville, Tennessee. The Board further reviewed information about the Plan, and the statements of the Adviser that it will continue to operate as an independent, publicly-traded US asset manager, that the Plan is not anticipated to change the Adviser’s current management structure or strategy, and that the Adviser does not believe that the Plan will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended May 31, 2018 (for the consideration of approval of the Proposed Agreement) and ended July 31, 2018 and September 30, 2018 (for the review of the continuation of the Investment Management Agreement) and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios. In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors noted generally the Adviser’s

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continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2016 and 2017, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors also received presentations at the July 26, 2018 and September 20, 2018 Board meetings from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies. The Directors also considered that the profitability information did not reflect recent fee reductions implemented for certain Portfolios on January 1, 2018.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the July 26, 2018 Board meeting, the Directors received a presentation from an independent consultant regarding possible economies of scale with respect to the Proposed Agreement. The Directors discussed with the

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independent consultant possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services. The Directors also considered the Senior Analyst Report which they received in connection with the review of the Investment Management Agreement, which included a discussion of possible economies of scale and information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods. At the September 20, 2018 Board meeting, the Directors also received a presentation from outside counsel experienced in mutual fund fee litigation regarding potential economies of scale.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, breakpoint arrangements including recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the Proposed Agreement and the continuation of the Investment

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Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

ADVISORY FEE SCHEDULE
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.45% of the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% in excess of $5 billion

Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

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MANAGEMENT ARRANGEMENT (continued)

ADVISORY FEE SCHEDULE
Tax-Aware Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Overlay B Portfolio	0.65%

Tax-Aware Overlay B Portfolio	0.65%

Tax-Aware Overlay C Portfolio	0.65%

Tax-Aware Overlay N Portfolio	0.65%

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

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Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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AB INTERMEDIATE MUNICIPAL PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IM-0151-0918

SANFORD C. BERNSTEIN FUND, INC.

Overlay Portfolios

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2018

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) 212.486.5800.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 15, 2018

On the following pages, you will find the 2018 annual report for the Overlay Portfolios1 of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios”, and individually, a “Portfolio”). The annual report covers the six- and 12-month periods ended September 30, 2018, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Equity returns diverged during the 12 months ended September 30, 2018 with US stocks standing out relative to their non-US counterparts. The disparity in equity returns—which emerged mid-way through the period—was partly spurred by intensifying tariff issues. It also mirrored broader economic activity, as the US economy accelerated while non-US countries slowed, following a period when global growth had been unusually synchronized. Interest rates rose, exerting downward pressure on US taxable bond returns, though tax-exempt bond returns were slightly positive.

Several factors buoyed sentiment around US stocks: extremely strong corporate earnings growth, corporate tax cuts, deregulation and a benign inflation backdrop. In contrast, non-US equities were hampered by diverse regional concerns, such as: Italian budget deficits in Europe and significant, though idiosyncratic, economic strains in select markets like Turkey and Argentina. A rising US dollar, higher US interest rates, and heightened vulnerability to trade tensions further depressed non-US markets, especially emerging markets.

Despite this year’s patterns, we continue to expect global equity allocations to provide better risk-adjusted returns than US-only strategies over the long run. With US equity valuations high, and potential pressures on earnings coming from higher wage and input costs, valuations in non-US markets look more attractive. Overall, we expect that slower economic growth in the years ahead will likely contribute to lower returns on global stocks than have been experienced in the past. In addition, we are likely to see a gradual increase in global interest rates, constraining bond returns.

Our Dynamic Asset Allocation team remains neutral to risk and close to long-term stock and bond allocations. Within equities, the team has a slight tilt to equities outside the US, most notably Japan, where lower valuations provide a better margin of safety. We reassess our tactical weights on an ongoing basis.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Kathleen M. Fisher

President

Sanford C. Bernstein Fund, Inc.

[1]

Please note that information for the International, Tax-Managed International, Emerging Markets, California Municipal, Diversified Municipal, New York Municipal, Short Duration Diversified Municipal, Short Duration Plus and Intermediate Duration Portfolios of Sanford C. Bernstein Fund, Inc. may be found in a separate report.

The Portfolios are intended to be used as part of a broader investment program administered directly by Sanford C. Bernstein & Co. LLC. The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. The Portfolios are NOT designed to be used as a standalone investment.

Investment Objectives and Policies

The investment objective of the Overlay A and Tax-Aware Overlay A Portfolios is to manage the volatility of an equity-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Sanford C. Bernstein & Co. LLC (“Bernstein”). The investment objective of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios is to manage the volatility of a fixed-income-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Bernstein.

The Portfolios may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments that provide investment exposure to a variety of

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2018 Annual Report	1

Portfolio Manager Commentary (continued)

asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate-related securities, below investment-grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. The Overlay A and Tax-Aware Overlay A Portfolios obtain equity exposure by investing directly in equity securities and through investments in other registered funds, including, but not limited to, other funds managed by AllianceBernstein L.P. (the “Adviser”). By adjusting investment exposure among the various asset classes in the Portfolios, the Adviser seeks to manage the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities, in the case of the Overlay A and Tax-Aware Overlay A Portfolios, and a significant allocation to taxable or municipal fixed-income securities in the case of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. The Portfolios’ asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives.

The Adviser alters asset class exposures as market and economic conditions change. The Adviser employs risk/return tools and fundamental research insights to determine how to adjust the Portfolios’ exposures to various asset classes. These dynamic adjustments to the Portfolios’ asset class exposures are implemented principally through the use of derivatives.

The Adviser also may use exchange-traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolios’ investment strategies. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios may use options strategies (involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices), futures contracts (including futures contracts on individual securities and stock indices), swap agreements (including interest rate swaps and currency swaps) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios from a decline in value, sometimes within certain ranges.

Exposure to certain other asset classes may also be achieved through investments in other AB mutual funds. The Overlay A and Overlay B Portfolios are managed without regard to potential tax consequences to the shareholder. In the case of the Tax-Aware Portfolios, the Adviser will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolios.

Investment Results

The Portfolios are not designed to be used as standalone investments. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. The Adviser’s Dynamic Asset Allocation (DAA) service is intended to reduce a Private Client’s account portfolio volatility during periods of elevated volatility in the markets, not necessarily during periods when market volatility is relatively low. Over the six-month period, the Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N decreased the returns of a typical Private Client account. Over the same period, the Overlay A, Overlay B, Tax-Aware Overlay B and Tax-Aware Overlay C increased volatility, while the Tax-Aware Overlay A and Tax-Aware Overlay N reduced volatility. Over the 12-month period, the Overlay A, Tax-Aware Overlay A, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N detracted, while Overlay B helped returns. Over the same period, the Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N added to volatility, while Tax-Aware Overlay A diminished volatility.

The tables on pages 10-12 show each Portfolio’s performance compared to its respective primary and composite benchmark, for the six- and 12-month periods ended September 30, 2018. The primary benchmarks are as follows: Overlay A and Tax-Aware Overlay A Portfolios, the Standard and Poor’s (“S&P”) 500 Index; Overlay B Portfolio, the Bloomberg Barclays Global Aggregate Bond Index (USD hedged); Tax-Aware Overlay B, C and N Portfolios, the Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index.

During both periods, all share classes of the Overlay A Portfolio and Tax-Aware Overlay A Portfolio underperformed both the primary and composite benchmarks. All share classes of the Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio outperformed their primary benchmark, and underperformed the composite benchmark for both periods.

Underperformance across the Overlay Portfolios versus the composite benchmarks was due to two factors. First, the Portfolios employ active services and the security selection from

(Portfolio Manager Commentary continued on next page)

2	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

those services generally lagged their respective benchmarks. In particular, active holdings in real return and emerging-market strategies were the largest detractors in a market environment that was dominated by US growth equities.

Additionally, the Portfolios’ Senior Investment Management Team (the “Team”) employs dynamic shifts in the Portfolios to implement views on the attractiveness or unattractiveness of a number of global asset classes. The Portfolios entered 2018 with a modest overweight to equities, but over the course of a volatile first quarter, moved closer to a neutral weighting. The Portfolios have since remained near neutral in terms of their overall risk allocation, but maintained an overweight to developed non-US equity markets while being underweight to the United States. This decision was driven primarily by the less expensive valuations of non-US markets, more accommodative monetary policies and depreciating currencies in those regions. During both periods, US equity markets dramatically outperformed all other equity regions, significantly impacting the performance of the Portfolios.

The Portfolios use derivatives largely (for hedging and investment purposes) to make shifts in asset class exposures, as this allows rapid and efficient changes without disrupting the underlying individual stock and bond holdings. For both periods, all Portfolios used total return swaps, futures contracts and forward currency exchange contracts for hedging and investment purposes. In absolute terms, total return swaps detracted for both periods for Overlay A, Tax-Aware Overlay A and Overlay B; for Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N there was no material impact on performance for the six-month period, and contributed for the 12-month period. Futures contracts detracted from six-month performance for all Portfolios; for the 12-month period, futures contracts detracted in all Portfolios except Overlay B and Tax-Aware Overlay N. Forward currency exchange contracts contributed for Overlay A, Tax-Aware Overlay A and Overlay B, and detracted for Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, for both periods.

Interest rate swaps added to performance for Tax-Aware Overlay A for the six-month period, and had no material impact on performance for the 12-month period, and contributed for Overlay B for both periods. Credit default swaps added to performance for both periods for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N. Inflation swaps added to performance for both periods for Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N; for Overlay B, inflation swaps detracted for the six-month period and added for the 12-month period. For both periods, Overlay B utilized variance swaps and purchased options, which detracted from performance, and written options, which contributed to performance.

Market Review and Investment Strategy

US and non-US equities rallied during the 12-month period ended September 30, 2018. Stocks in emerging markets declined. Growth stocks greatly outperformed value stocks, in terms of style, and large-cap stocks generally outperformed their small-cap peers. US equity indices reached record highs, as stocks benefited from corporate tax reform and strong economic data. However, uncertainty regarding interest-rate increases and trade wars dampened investor sentiment. In Europe, political dissonance and soft economic growth weighed on stock market performance. Concerns about US-dollar strength and high levels of US-dollar-denominated liabilities negatively affected emerging-market equities.

Fixed-income markets had mixed performance, as volatility spiked in the latter part of the period on tighter monetary policy and the onset of a global trade war. Developed-market treasuries rallied, outperforming global high yield and emerging-market local-currency government bonds, while investment-grade securities ended the period in negative territory. Emerging-market debt sectors generally sold off. The US Federal Reserve raised interest rates four times and began to formally reduce its balance sheet, but surprised markets by increasing the number of anticipated rate hikes for 2019. Meanwhile, the European Central Bank started to scale back its asset purchases.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market currently values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of September 30, 2018, the Portfolios’ percentages of investments in municipal bonds that are insured and insured municipal bonds that have been pre-refunded or escrowed to maturity were 4.72% and 0.05%, respectively, for Tax-Aware Overlay B Portfolio; 1.52% and 0.00%, respectively, for Tax-Aware Overlay C Portfolio and 7.39% and 0.00%, respectively, for Tax-Aware Overlay N Portfolio.

2018 Annual Report	3

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500® Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Bloomberg Barclays Global Aggregate Bond Index (USD hedged) represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. The Bloomberg Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Russell 3000® Index measures the performance of the largest 3,000 US public companies representing approximately 98% of the investible US equity market by stock market capitalization. The Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex-USA Investable Markets Index (“IMI”) (net) captures large-, mid- and small-cap representation across 22 of 23 developed-market countries (excluding the US) and 23 emerging-market countries. The MSCI ACWI Commodity Producers Index captures the global opportunity set of commodity producers in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI, the parent index, which covers mid- and large-cap securities across 23 developed markets and 23 emerging-markets countries. The Financial Times Stock Exchange® European Public Real Estate Association/National Association of Real Estate Investment Trusts (“FTSE EPRA/NAREIT”) Global Index is a free-float adjusted index designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. The Bloomberg Commodity Index is made up of 22 exchange-traded futures on physical commodities. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Bloomberg Barclays 1-10 Year US TIPS Index measures the performance of the US Treasury inflation-protected securities market, with maturities between one and ten years. The Bloomberg Barclays 1-10 Year Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds.

The composite benchmark for a Portfolio is a customized benchmark and uses index returns to represent performance of the asset classes. The Composite Benchmark for Overlay A is 44% Russell 3000, 29.4% MSCI ACWI ex-USA IMI (net), 6.6% MSCI ACWI Commodity Producers (net), 10% Bloomberg Barclays US Aggregate Bond, 10% Bloomberg Barclays Global Aggregate Bond (USD hedged). The Composite Benchmark for Tax-Aware Overlay A is 44.2% Russell 3000, 29.5% MSCI ACWI ex-USA IMI (net), 6.3% MSCI ACWI Commodity Producers (net), 20% Bloomberg Barclays US Aggregate Bond. The Composite Benchmark for Overlay B is 15.9% Russell 3000, 10.8% MSCI ACWI ex-USA IMI (net), 3.3% MSCI ACWI Commodity Producers (net), 24.5% Bloomberg Barclays US Aggregate Bond, 24.5% Bloomberg Barclays Global Aggregate Bond (USD hedged), 21% Bloomberg Barclays 1-10 Year US TIPS. The Composite Benchmark for Tax-Aware Overlay B is 17.9% Russell 3000, 12.1% MSCI ACWI ex-USA IMI (net), 42% Bloomberg Barclays 1-10 Year Municipal Bond, 28% Bloomberg Barclays 1-10 Year US TIPS. The Composite Benchmark for Tax-Aware Overlay C and N is 19.3% Russell 3000, 10.7% MSCI ACWI ex-USA IMI (net), 28% Bloomberg Barclays 1-10 Year US TIPS, 42% Bloomberg Barclays 1-10 Year Municipal Bond.

The Russell 3000, MSCI ACWI ex-USA IMI (net) and MSCI ACWI Commodity Producers Index (net) represent the allocation to global stocks. The FTSE EPRA/NAREIT Global Index represents the allocation to real estate. The Bloomberg Commodity, the Bloomberg Barclays US Aggregate Bond, Bloomberg Barclays 1-10 Year US TIPS, Bloomberg Barclays 1-10 Year Municipal Bond and Bloomberg Barclays Global Aggregate Bond (USD hedged) represent the allocation to bonds.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Investors cannot invest directly in an index, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Overlay Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objective.

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4	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. Changes in value of the Portfolios may be particularly pronounced because the Portfolios are managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolios are NOT designed to be used as a standalone investment.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest-rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may during certain periods result in increased volatility for the Portfolios. The Portfolios do not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value (“NAV”) when one of these asset classes is performing more poorly than others. As direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk: The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may

(Disclosures and Risks continued on next page)

2018 Annual Report	5

Disclosures and Risks (continued)

produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and foreign governments have been adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make them more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent the Portfolios invest in municipal securities, the Portfolios are subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Interest-Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolios may experience

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6	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

increased interest-rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. Credit risk is greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities, (commonly known as “junk bonds”) have speculative elements or are predominately speculative credit risk. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and

(Disclosures and Risks continued on next page)

2018 Annual Report	7

Disclosures and Risks (continued)

changes in interest rates. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and selection risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Portfolio Turnover Risk: Some or all of the strategies utilized by the Portfolios may involve frequent and active trading. This trading may increase the Portfolios’ rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolios and their shareholders.

Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes, earthquakes and wildfires. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, recent tax law changes could have a material impact on the value of municipal securities. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US

(Disclosures and Risks continued on next page)

8	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Overlay A, Tax-Aware Overlay A, Overlay B and Tax-Aware Overlay B Portfolios

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Overlay B and Tax-Aware Overlay B Portfolios:

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

2018 Annual Report	9

Historical Performance (Unaudited)

Overlay Portfolios vs. Their Benchmarks

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2018	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	SINCE INCEPTION[1]
Overlay A Portfolio Class 1	0.37%	5.21%	5.60%	6.78%
Return after taxes on Distributions[2]	0.37	4.89	4.91	6.03
Return after taxes on Distributions and sale of shares[2]	0.22	3.32	4.26	5.27
Overlay A Portfolio Class 2	0.44	5.37	5.81	6.99
Return after taxes on Distributions[2]	0.44	4.99	5.07	6.19
Return after taxes on Distributions and sale of shares[2]	0.26	3.45	4.41	5.43
Composite Benchmark	4.46	8.87	7.64	9.08
Prior Composite Benchmark[3]	4.96	9.45	7.98	9.39
S&P 500 Index	11.41	17.91	13.95	14.82

Tax-Aware Overlay A Portfolio Class 1[4]	0.21	4.78	5.70	6.56
Return after taxes on Distributions[2]	0.21	4.06	5.00	6.05
Return after taxes on Distributions and sale of shares[2]	0.12	3.10	4.35	5.21
Tax-Aware Overlay A Portfolio Class 2[4]	0.28	4.94	5.92	6.77
Return after taxes on Distributions[2]	0.28	4.15	5.17	6.22
Return after taxes on Distributions and sale of shares[2]	0.17	3.22	4.51	5.38
Composite Benchmark	4.82	8.87	7.82	9.23
Prior Composite Benchmark[3]	5.32	9.46	8.16	9.54
S&P 500 Index	11.41	17.91	13.95	14.82

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 1.44% and 1.24% for Overlay A, and 1.43% and 1.23% for Tax-Aware Overlay A. Contractual fee waivers and/or expense reimbursements limit the Portfolios’ annual operating expense ratios to 1.14% and 0.94% for Overlay A and 1.13% and 0.93% for Tax-Aware Overlay A. These waivers will remain in effect until January 26, 2019. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

[1]	Inception date: 2/8/2010.

[2]

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

[3]

Prior to March 1, 2018, the Portfolios’ Composite Benchmarks were as follows: Overlay A, 47.7% Russell 3000, 25.7% MSCI ACWI ex-USA IMI (net), 6.6% MSCI ACWI Commodity Producers, 10% Bloomberg Barclays US Aggregate Bond, 10% Bloomberg Barclays Global Aggregate Bond (USD hedged); Tax-Aware Overlay A, 47.9% Russell 3000, 25.8% MSCI ACWI ex-USA IMI (net), 6.3% MSCI ACWI Commodity Producers, 20% Bloomberg Barclays US Aggregate Bond.

[4]

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

See Disclosures, Risks and Note about Historical Performance on pages 4–9.

(Historical Performance continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2018	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	SINCE INCEPTION[1]
Overlay B Portfolio Class 1	0.18%	1.93%	3.68%	4.52%
Return after taxes on Distributions[2]	0.18	1.01	2.20	3.34
Return after taxes on Distributions and sale of shares[2]	0.11	1.16	2.23	3.11
Overlay B Portfolio Class 2	0.18	2.02	3.84	4.67
Return after taxes on Distributions[2]	0.18	1.03	2.31	3.44
Return after taxes on Distributions and sale of shares[2]	0.11	1.21	2.33	3.21
Composite Benchmark	0.91	2.85	3.64	4.85
Prior Composite Benchmark[3]	1.06	3.03	3.74	4.95
Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	0.14	0.82	3.13	3.45

Tax-Aware Overlay B Portfolio Class 1	0.90	1.86	3.55	4.29
Return after taxes on Distributions[2]	0.90	0.91	2.60	3.63
Return after taxes on Distributions and sale of shares[2]	0.53	1.79	2.62	3.34
Tax-Aware Overlay B Portfolio Class 2	0.99	2.01	3.69	4.45
Return after taxes on Distributions[2]	0.99	1.04	2.72	3.77
Return after taxes on Distributions and sale of shares[2]	0.58	1.92	2.75	3.48
Composite Benchmark	2.06	3.29	4.15	5.21
Prior Composite Benchmark[3]	2.25	3.49	4.27	5.33
Bloomberg Barclays 5-Year GO Municipal Bond Index	0.74	-0.67	1.71	2.27

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 0.90% and 0.75% for Overlay B and 0.86% and 0.71% for Tax-Aware Overlay B. Contractual fee waivers and/or expense reimbursements limit the Portfolios’ annual operating expense ratios to 0.87% and 0.72% for Overlay B and 0.84% and 0.69% for Tax-Aware Overlay B. These waivers will remain in effect until January 26, 2019. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

[1]	Inception date: 2/8/2010.

[2]

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

[3]

Prior to March 1, 2018, the Portfolios’ Composite Benchmarks were as follows: Overlay B, 17.1% Russell 3000, 9.6% MSCI ACWI ex-USA IMI (net), 3.3% MSCI ACWI Commodity Producers, 24.5% Bloomberg Barclays US Aggregate Bond, 24.5% Bloomberg Barclays Global Aggregate Bond (USD hedged), 21% Bloomberg Barclays 1-10 Year US TIPS; Tax-Aware Overlay B, 19.3% Russell 3000, 10.7% MSCI ACWI ex-USA IMI (net), 42% Bloomberg Barclays 1-10 Year Municipal Bond, 28% Bloomberg Barclays 1-10 Year US TIPS.

See Disclosures, Risks and Note about Historical Performance on pages 4–9.

(Historical Performance continued on next page)

2018 Annual Report	11

Historical Performance (continued from previous page)

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2018	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	SINCE INCEPTION[1]
Tax-Aware Overlay C Portfolio Class 1	0.98%	2.13%	3.51%	4.23%
Return after taxes on Distributions[2]	0.98	1.20	2.57	3.55
Return after taxes on Distributions and sale of shares[2]	0.58	1.90	2.55	3.26
Tax-Aware Overlay C Portfolio Class 2[3]	1.07	2.28	3.67	4.39
Return after taxes on Distributions[2]	1.07	1.33	2.71	3.70
Return after taxes on Distributions and sale of shares[2]	0.64	2.03	2.70	3.40
Composite Benchmark	2.25	3.49	4.27	5.33
Bloomberg Barclays 5-Year GO Municipal Bond Index	0.74	-0.67	1.71	2.27

Tax-Aware Overlay N Portfolio Class 1	0.81	1.84	3.58	4.21
Return after taxes on Distributions[2]	0.81	0.89	2.61	3.51
Return after taxes on Distributions and sale of shares[2]	0.48	1.74	2.60	3.24
Tax-Aware Overlay N Portfolio Class 2	0.90	1.99	3.72	4.36
Return after taxes on Distributions[2]	0.90	1.01	2.73	3.65
Return after taxes on Distributions and sale of shares[2]	0.53	1.86	2.73	3.37
Composite Benchmark	2.25	3.49	4.27	5.33
Bloomberg Barclays 5-Year GO Municipal Bond Index	0.74	-0.67	1.71	2.27

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 0.90% and 0.75% for Tax-Aware Overlay C and 0.91% and 0.76% for Tax-Aware Overlay N. Contractual fee waivers and/or expense reimbursements limit the Portfolios’ annual operating expense ratios to 0.89% and 0.74% for Tax-Aware Overlay C and 0.90% and 0.75% for Tax-Aware Overlay N. These waivers will remain in effect until January 26, 2019. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

[1]	Inception date: 2/8/2010.

[2]

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

[3]

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

See Disclosures, Risks and Note about Historical Performance on pages 4-9.

(Historical Performance continued on next page)

12	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Overlay A Class 1 Shares	Tax-Aware Overlay A Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Overlay B Class 1 Shares	Tax-Aware Overlay B Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Tax-Aware Overlay C Class 1 Shares	Tax-Aware Overlay N Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark and composite benchmark for the period since inception on February 8, 2010 through September 30, 2018.

See Disclosures, Risks and Note about Historical Performance on pages 4-9.

2018 Annual Report	13

Expense Example—September 30, 2018 (Unaudited)

Fund Expenses—As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2018	ENDING ACCOUNT VALUE SEPTEMBER 30, 2018	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*	TOTAL EXPENSES PAID DURING PERIOD+	TOTAL ANNUALIZED EXPENSE RATIO+
Overlay A
Class 1
Actual	$1,000	$1,003.70	$3.82	0.76%	$5.83	1.16%
Hypothetical**	$1,000	$1,021.26	$3.85	0.76%	$5.87	1.16%
Class 2
Actual	$1,000	$1,004.40	$2.81	0.56%	$4.82	0.96%
Hypothetical**	$1,000	$1,022.26	$2.84	0.56%	$4.86	0.96%

Tax-Aware Overlay A
Class 1
Actual	$1,000	$1,002.80	$3.77	0.75%	$5.72	1.14%
Hypothetical**	$1,000	$1,021.31	$3.80	0.75%	$5.77	1.14%
Class 2
Actual	$1,000	$1,003.50	$2.76	0.55%	$4.72	0.94%
Hypothetical**	$1,000	$1,022.31	$2.79	0.55%	$4.76	0.94%

Overlay B
Class 1
Actual	$1,000	$1,001.80	$4.06	0.81%	$4.42	0.88%
Hypothetical**	$1,000	$1,021.01	$4.10	0.81%	$4.46	0.88%
Class 2
Actual	$1,000	$1,001.80	$3.31	0.66%	$3.66	0.73%
Hypothetical**	$1,000	$1,021.76	$3.35	0.66%	$3.70	0.73%

Tax-Aware Overlay B
Class 1
Actual	$1,000	$1,009.00	$4.08	0.81%	$4.33	0.86%
Hypothetical**	$1,000	$1,021.01	$4.10	0.81%	$4.36	0.86%
Class 2
Actual	$1,000	$1,009.90	$3.33	0.66%	$3.58	0.71%
Hypothetical**	$1,000	$1,021.76	$3.35	0.66%	$3.60	0.71%

Tax-Aware Overlay C
Class 1
Actual	$1,000	$1,009.80	$4.28	0.85%	$4.58	0.91%
Hypothetical**	$1,000	$1,020.81	$4.31	0.85%	$4.61	0.91%
Class 2
Actual	$1,000	$1,010.70	$3.53	0.70%	$3.83	0.76%
Hypothetical**	$1,000	$1,021.56	$3.55	0.70%	$3.85	0.76%

Tax-Aware Overlay N
Class 1
Actual	$1,000	$1,008.10	$4.33	0.86%	$4.58	0.91%
Hypothetical**	$1,000	$1,020.76	$4.36	0.86%	$4.61	0.91%
Class 2
Actual	$1,000	$1,009.00	$3.58	0.71%	$3.83	0.76%
Hypothetical**	$1,000	$1,021.51	$3.60	0.71%	$3.85	0.76%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

14	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2018 (Unaudited)

PORTFOLIO BREAKDOWN[1]	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO
Global Equity
US	27.7%	28.0%
Developed International	30.9%	31.0%
Emerging Markets	10.0%	10.0%

Real Assets	15.3%	14.4%

Global Bond
US	17.5%	20.5%
Developed International	2.9%	0.0%

PORTFOLIO BREAKDOWN[1]	OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY B PORTFOLIO
Global Equity
US	9.8%	11.9%
Developed International	11.5%	12.4%
Emerging Markets	3.7%	4.0%

Global Credit
Investment Grade	8.9%	0.0%

Real Assets	6.2%	4.1%

Global Bond
US	47.0%	73.2%
Developed International	5.0%	0.0%

Linkers	20.0%	0.0%

PORTFOLIO BREAKDOWN[1]	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
Global Equity
US	11.9%	11.9%
Developed International	12.4%	12.4%
Emerging Markets	4.0%	4.0%

Real Assets	4.1%	4.1%

Global Bond
US	71.6%	74.6%

[1]

All data are as of September 30, 2018. The Portfolio’s portfolio breakdown includes derivative exposure and is expressed as an approximate percentage of the Portfolio’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time, and the total of the percentages may be less than or great than 100% in light of the leveraging effect of the derivative transactions.

2018 Annual Report	15

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay A Portfolio

September 30, 2018

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES–49.1%
Funds and Investment Trusts–49.1%(a)
AB All Market Real Return Portfolio–Class Z(b)	43,725,257	$391,778,299
Bernstein Fund, Inc.–International Small Cap Portfolio–Class Z(b)	7,737,014	96,171,089
Bernstein Fund, Inc.–International Strategic Equities Portfolio–Class Z(b)	25,254,417	315,932,758
Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z(b)	3,780,883	49,000,239
Sanford C. Bernstein Fund, Inc.–Emerging Markets Portfolio–Class Z(b)	1,366,308	38,844,141
Sanford C. Bernstein Fund, Inc.–International Portfolio–Class Z(b)	10,093,633	176,840,454
SPDR S&P 500 ETF Trust	106,123	30,852,079

Total Investment Companies (cost $985,799,771)		1,099,419,059

COMMON STOCKS–48.4%
Information Technology–9.8%
Communications Equipment–1.0%
Arista Networks, Inc.(c)	2,140	568,940
Ciena Corp.(c)	19,060	595,434
Cisco Systems, Inc.	264,227	12,854,644
Finisar Corp.(c)	24,030	457,771
Infinera Corp.(c)	28,560	208,488
NetScout Systems, Inc.(c)	16,430	414,858
Nokia Oyj (Sponsored ADR)–Class A	1,073,739	5,991,464

		21,091,599

Electronic Equipment, Instruments & Components–0.3%
Anixter International, Inc.(c)	6,390	449,217
Avnet, Inc.	12,400	555,148
CDW Corp./DE	58,614	5,211,957
Littelfuse, Inc.	2,440	482,851
Sanmina Corp.(c)	12,380	341,688

		7,040,861

IT Services–2.1%
Amdocs Ltd.	6,360	419,633
Booz Allen Hamilton Holding Corp.	9,025	447,911
Cognizant Technology Solutions Corp.–Class A	90,607	6,990,330
Fidelity National Information Services, Inc.	80,065	8,732,689
Genpact Ltd.	20,030	613,118
Total System Services, Inc.	81,658	8,062,911
Twilio, Inc.–Class A(c)	9,570	825,700
Visa, Inc.–Class A	139,810	20,984,083
Worldpay, Inc.–Class A(c)	1,414	143,196

		47,219,571

Semiconductors & Semiconductor Equipment–1.3%
Advanced Micro Devices, Inc.(c)	29,640	$915,580
Cypress Semiconductor Corp.	25,350	367,321
Intel Corp.	219,620	10,385,830
MaxLinear, Inc.–Class A(c)	14,057	279,453
Mellanox Technologies Ltd.(c)	2,490	182,890
Qorvo, Inc.(c)	3,535	271,806
Semtech Corp.(c)	12,350	686,660
Texas Instruments, Inc.	73,534	7,889,463
Universal Display Corp.	2,850	336,015
Xilinx, Inc.	106,639	8,549,249

		29,864,267

Software–2.8%
2U, Inc.(c)	7,419	557,835
Adobe Systems, Inc.(c)	36,499	9,852,905
ANSYS, Inc.(c)	3,620	675,782
Aspen Technology, Inc.(c)	4,677	532,757
Guidewire Software, Inc.(c)	5,392	544,646
HubSpot, Inc.(c)	3,800	573,610
Microsoft Corp.(d)	258,165	29,526,331
New Relic, Inc.(c)	6,048	569,903
Nutanix, Inc.–Class A(c)	13,420	573,302
Oracle Corp.(d)	302,895	15,617,266
SailPoint Technologies Holding, Inc.(c)	19,912	677,406
Splunk, Inc.(c)	4,118	497,907
Trade Desk, Inc. (The)–Class A(c)	4,046	610,582
Tyler Technologies, Inc.(c)	2,323	569,274
Verint Systems, Inc.(c)	13,305	666,581
Zendesk, Inc.(c)	7,330	520,430

		62,566,517

Technology Hardware, Storage & Peripherals–2.3%
Apple, Inc.	161,124	36,372,132
HP, Inc.	286,710	7,388,517
NCR Corp.(c)	21,296	605,019
Pure Storage, Inc.–Class A(c)	22,390	581,020
Xerox Corp.	210,272	5,673,139

		50,619,827

		218,402,642

Financials–8.3%
Banks–3.9%
Associated Banc-Corp.	17,890	465,140
Bank of America Corp.	786,457	23,169,023
Cadence BanCorp	23,959	625,809
Citigroup, Inc.	162,381	11,649,213
Comerica, Inc.	5,900	532,180
Huntington Bancshares, Inc./OH	26,880	401,050
JPMorgan Chase & Co.	248,794	28,073,915
Sterling Bancorp./DE	25,150	553,300
SVB Financial Group(c)	2,047	636,269
Synovus Financial Corp.	9,660	442,331
Texas Capital Bancshares, Inc.(c)	6,449	533,010
Umpqua Holdings Corp.	26,642	554,154
Webster Financial Corp.	7,901	465,843

16	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Wells Fargo & Co.(d)	337,061	$17,715,926
Wintrust Financial Corp.	6,740	572,496
Zions Bancorporation	14,027	703,454

		87,093,113

Capital Markets–1.2%
Affiliated Managers Group, Inc.	2,985	408,109
CME Group, Inc.–Class A	51,354	8,740,965
Goldman Sachs Group, Inc. (The)	48,705	10,921,609
Lazard Ltd.–Class A	14,687	706,885
S&P Global, Inc.	28,708	5,609,256
Stifel Financial Corp.	10,901	558,785

		26,945,609

Consumer Finance–0.3%
OneMain Holdings, Inc.(c)	10,230	343,830
Synchrony Financial	232,719	7,232,907

		7,576,737

Diversified Financial Services–1.0%
Berkshire Hathaway, Inc.–Class B(c)	100,536	21,525,763

Insurance–1.9%
American Financial Group, Inc./OH	4,712	522,891
Everest Re Group Ltd.	58,245	13,307,235
Fidelity National Financial, Inc.	255,789	10,065,297
First American Financial Corp.	7,140	368,353
Hanover Insurance Group, Inc. (The)	2,550	314,593
Old Republic International Corp.	23,660	529,511
Progressive Corp. (The)	216,064	15,349,187
Reinsurance Group of America, Inc.–Class A	5,240	757,494
Selective Insurance Group, Inc.	5,754	365,379

		41,579,940

Thrifts & Mortgage Finance–0.0%
BankUnited, Inc.	14,150	500,910
Essent Group Ltd.(c)	11,969	529,628

		1,030,538

		185,751,700

Health Care–5.8%
Biotechnology–1.2%
Aimmune Therapeutics, Inc.(c)	8,490	231,607
Ascendis Pharma A/S (Sponsored ADR)(c)	3,435	243,404
BeiGene Ltd. (Sponsored ADR)(c)	1,334	229,741
Biogen, Inc.(c)	30,717	10,852,623
Biohaven Pharmaceutical Holding Co., Ltd.(c)	7,291	273,777
Bluebird Bio, Inc.(c)	2,250	328,500
Blueprint Medicines Corp.(c)	3,953	308,571
Clovis Oncology, Inc.(c)	5,540	162,710
Exact Sciences Corp.(c)	11,816	932,519
Gilead Sciences, Inc.	151,899	11,728,122
Incyte Corp.(c)	3,900	269,412
Loxo Oncology, Inc.(c)	2,302	393,251
Madrigal Pharmaceuticals, Inc.(c)	900	192,717
Neurocrine Biosciences, Inc.(c)	5,840	718,028
Rubius Therapeutics, Inc.(c)	8,004	192,096
Sage Therapeutics, Inc.(c)	2,198	310,468

Ultragenyx Pharmaceutical, Inc.(c)	3,833	292,611

		27,660,157

Health Care Equipment & Supplies–0.8%
AxoGen, Inc.(c)	10,003	368,611
Edwards Lifesciences Corp.(c)	43,385	7,553,328
Inogen, Inc.(c)	2,700	659,124
Medtronic PLC	83,078	8,172,383
Penumbra, Inc.(c)	3,956	592,213

		17,345,659

Health Care Providers & Services–2.1%
Aetna, Inc.	59,803	12,131,039
Amedisys, Inc.(c)	1,600	199,936
Anthem, Inc.	49,508	13,567,667
LifePoint Health, Inc.(c)	8,150	524,860
Molina Healthcare, Inc.(c)	3,205	476,583
UnitedHealth Group, Inc.	69,949	18,609,232
WellCare Health Plans, Inc.(c)	1,442	462,147

		45,971,464

Health Care Technology–0.0%
Teladoc Health, Inc.(c)	10,530	909,266

Life Sciences Tools & Services–0.1%
ICON PLC(c)	8,754	1,345,927

Pharmaceuticals–1.6%
GW Pharmaceuticals PLC (Sponsored ADR)(c)	1,459	252,028
Merck & Co., Inc.	93,100	6,604,514
Pfizer, Inc.	438,885	19,341,662
Revance Therapeutics, Inc.(c)	7,386	183,542
Zoetis, Inc.	106,955	9,792,800

		36,174,546

		129,407,019

Consumer Discretionary–5.1%
Auto Components–0.4%
Cooper-Standard Holdings, Inc.(c)	3,853	462,283
Lear Corp.	1,515	219,675
Magna International, Inc.–Class A	147,751	7,761,360

		8,443,318

Diversified Consumer Services–0.1%
Bright Horizons Family Solutions, Inc.(c)	6,919	815,335
Chegg, Inc.(c)	18,528	526,751
Grand Canyon Education, Inc.(c)	6,482	731,170
Houghton Mifflin Harcourt Co.(c)	27,982	195,874
Sotheby’s(c)	8,980	441,726

		2,710,856

Hotels, Restaurants & Leisure–0.5%
Bloomin’ Brands, Inc.	25,010	494,948
Chipotle Mexican Grill, Inc.–Class A(c)	820	372,706
Hilton Grand Vacations, Inc.(c)	19,478	644,722
McDonald’s Corp.	51,858	8,675,325
Planet Fitness, Inc.(c)	15,558	840,599

		11,028,300

2018 Annual Report	17

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Household Durables–0.0%
Lennar Corp.–Class A	9,767	$456,021
Taylor Morrison Home Corp.–Class A(c)	15,820	285,393

		741,414

Internet & Direct Marketing Retail–0.6%
Booking Holdings, Inc.(c)	3,694	7,328,896
eBay, Inc.(c)	88,421	2,919,661
Etsy, Inc.(c)	13,340	685,409
GrubHub, Inc.(c)	6,180	856,671
Shutterfly, Inc.(c)	7,130	469,796
Wayfair, Inc.–Class A(c)	4,680	691,096

		12,951,529

Multiline Retail–0.0%
Ollie’s Bargain Outlet Holdings, Inc.(c)	6,379	613,022

Specialty Retail–2.8%
AutoZone, Inc.(c)	13,424	10,412,997
Burlington Stores, Inc.(c)	4,400	716,848
Five Below, Inc.(c)	6,938	902,356
Home Depot, Inc. (The)	100,859	20,892,942
Michaels Cos., Inc. (The)(c)	20,100	326,223
Ross Stores, Inc.	127,349	12,620,286
Signet Jewelers Ltd.	8,210	541,285
TJX Cos., Inc. (The)	154,099	17,262,170

		63,675,107

Textiles, Apparel & Luxury Goods–0.7%
NIKE, Inc.–Class B	171,693	14,545,831
Skechers U.S.A., Inc.–Class A(c)	9,410	262,821

		14,808,652

		114,972,198

Communication Services–5.1%
Diversified Telecommunication Services–0.7%
Verizon Communications, Inc.	286,203	15,280,378
Vonage Holdings Corp.(c)	36,733	520,139

		15,800,517

Entertainment–0.6%
Take-Two Interactive Software, Inc.(c)	3,691	509,321
Walt Disney Co. (The)(d)	102,870	12,029,618

		12,538,939

Interactive Media & Services–2.6%
Alphabet, Inc.–Class C(c)(d)	32,044	38,243,553
Facebook, Inc.–Class A(c)	125,800	20,689,068

		58,932,621

Media–0.9%
Comcast Corp.–Class A	538,922	19,083,228
Scholastic Corp.	5,820	271,736

		19,354,964

Wireless Telecommunication Services–0.3%
T-Mobile US, Inc.(c)	98,765	6,931,328

		113,558,369

Industrials–3.7%
Aerospace & Defense–1.6%
Boeing Co. (The)	34,621	12,875,550
Hexcel Corp.	9,031	605,529
Northrop Grumman Corp.	32,099	10,187,260
Raytheon Co.	61,331	12,674,664

		36,343,003

Air Freight & Logistics–0.1%
Atlas Air Worldwide Holdings, Inc.(c)	4,990	318,113
Expeditors International of Washington, Inc.	5,208	382,944
XPO Logistics, Inc.(c)	5,330	608,526

		1,309,583

Airlines–0.4%
Alaska Air Group, Inc.	8,380	577,047
Delta Air Lines, Inc.	132,431	7,658,485
Hawaiian Holdings, Inc.	11,100	445,110
SkyWest, Inc.	9,307	548,182

		9,228,824

Building Products–0.1%
AO Smith Corp.	7,877	420,395
Lennox International, Inc.	3,270	714,168

		1,134,563

Commercial Services & Supplies–0.0%
Copart, Inc.(c)	7,700	396,781
Steelcase, Inc.–Class A	24,295	449,458

		846,239

Construction & Engineering–0.1%
AECOM(c)	10,732	350,507
Dycom Industries, Inc.(c)	5,230	442,458
Granite Construction, Inc.	7,770	355,089
Jacobs Engineering Group, Inc.	1,860	142,290
Quanta Services, Inc.(c)	14,222	474,730
Tutor Perini Corp.(c)	17,250	324,300

		2,089,374

Electrical Equipment–0.1%
AMETEK, Inc.	7,146	565,392
EnerSys	6,530	568,959
Regal Beloit Corp.	5,770	475,736

		1,610,087

Industrial Conglomerates–0.6%
Carlisle Cos., Inc.	3,784	460,891
Honeywell International, Inc.	82,830	13,782,912

		14,243,803

Machinery–0.2%
Gardner Denver Holdings, Inc.(c)	19,260	545,828
Gates Industrial Corp. PLC(c)	19,961	389,240
IDEX Corp.	5,108	769,571
Lincoln Electric Holdings, Inc.	7,742	723,412
Nordson Corp.	4,910	681,999
Oshkosh Corp.	6,320	450,237

18	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

SPX FLOW, Inc.(c)	4,886	$254,072
Terex Corp.	8,350	333,249

		4,147,608

Professional Services–0.0%
CoStar Group, Inc.(c)	1,100	462,924

Road & Rail–0.4%
Knight-Swift Transportation Holdings, Inc.	16,150	556,852
Norfolk Southern Corp.	50,482	9,112,001
Werner Enterprises, Inc.	9,380	331,583

		10,000,436

Trading Companies & Distributors–0.1%
BMC Stock Holdings, Inc.(c)	13,930	259,794
MRC Global, Inc.(c)	22,770	427,393
SiteOne Landscape Supply, Inc.(c)	5,844	440,287
United Rentals, Inc.(c)	3,620	592,232
Watsco, Inc.	3,186	567,427

		2,287,133

		83,703,577

Consumer Staples–3.7%
Beverages–1.0%
Constellation Brands, Inc.–Class A	40,196	8,667,062
Cott Corp.	31,122	502,620
PepsiCo, Inc.	111,065	12,417,067

		21,586,749

Food & Staples Retailing–1.7%
Costco Wholesale Corp.	54,677	12,842,534
US Foods Holding Corp.(c)	194,600	5,997,572
Walmart, Inc.	191,607	17,993,813

		36,833,919

Food Products–0.0%
Ingredion, Inc.	3,842	403,256
Nomad Foods Ltd.(c)	26,070	528,178

		931,434

Household Products–0.5%
Procter & Gamble Co. (The)	143,848	11,972,469

Tobacco–0.5%
Altria Group, Inc.	184,303	11,115,314

		82,439,885

Energy–2.6%
Energy Equipment & Services–0.3%
Cactus, Inc.–Class A(c)	9,871	377,862
Dril-Quip, Inc.(c)	6,130	320,292
Helix Energy Solutions Group, Inc.(c)	20,140	198,983
National Oilwell Varco, Inc.	106,585	4,591,682
Oceaneering International, Inc.(c)	15,670	432,492
Oil States International, Inc.(c)	14,320	475,424
Patterson-UTI Energy, Inc.	19,760	338,094

RPC, Inc.	24,160	373,997

		7,108,826

Oil, Gas & Consumable Fuels–2.3%
Chevron Corp.	115,056	14,069,048
EOG Resources, Inc.	81,497	10,396,572
Exxon Mobil Corp.	178,654	15,189,163
HollyFrontier Corp.	4,470	312,453
Marathon Petroleum Corp.	108,013	8,637,799
Oasis Petroleum, Inc.(c)	42,850	607,613
QEP Resources, Inc.(c)	55,002	622,623
SM Energy Co.	17,520	552,405
SRC Energy, Inc.(c)	42,520	378,003

		50,765,679

		57,874,505

Real Estate–2.3%
Equity Real Estate Investment Trusts (REITs)–1.9%
American Campus Communities, Inc.	12,880	530,141
Camden Property Trust	6,558	613,632
Crown Castle International Corp.	102,584	11,420,677
CubeSmart	311,362	8,883,158
Empire State Realty Trust, Inc.–Class A	29,265	486,091
Gramercy Property Trust	10,218	280,382
Mid-America Apartment Communities, Inc.	121,357	12,157,544
STAG Industrial, Inc.	19,670	540,925
Sun Communities, Inc.	89,948	9,133,320

		44,045,870

Real Estate Management & Development–0.4%
CBRE Group, Inc.–Class A(c)	186,904	8,242,467

		52,288,337

Utilities–1.5%
Electric Utilities–1.0%
Alliant Energy Corp.	11,597	493,684
American Electric Power Co., Inc.	230,278	16,322,105
Edison International	74,447	5,038,573
PNM Resources, Inc.	9,320	367,674
Portland General Electric Co.	8,720	397,719

		22,619,755

Gas Utilities–0.0%
Southwest Gas Holdings, Inc.	5,050	399,101

Multi-Utilities–0.5%
Black Hills Corp.	5,257	305,379
NiSource, Inc.	410,342	10,225,723

		10,531,102

		33,549,958

Materials–0.5%
Chemicals–0.4%
LyondellBasell Industries NV–Class A	76,022	7,793,016
Orion Engineered Carbons SA	10,420	334,482

2018 Annual Report	19

Schedule of Investments (continued)

Company		Shares	U.S. $ Value

PolyOne Corp.		15,114	$660,784
Stepan Co.		1,710	148,787
Trinseo SA		6,610	517,563

			9,454,632

Construction Materials–0.0%
Martin Marietta Materials, Inc.		2,402	437,044

Containers & Packaging–0.1%
Graphic Packaging Holding Co.		35,940	503,519

Metals & Mining–0.0%
Alcoa Corp.(c)		12,360	499,344

			10,894,539

Total Common Stocks (cost $783,173,000)			1,082,842,729

SHORT-TERM INVESTMENTS–1.6%
Investment Companies–1.2%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.98%(a)(b)(e) (cost $26,859,179)		26,859,179	26,859,179

	Principal Amount (000)		U.S. $ Value

U.S. Treasury Bills–0.4%
U.S. Treasury Bill
Zero Coupon, 10/04/18	$	4,000	$3,999,321
Zero Coupon, 12/27/18(f)		4,000	3,979,120

Total U.S. Treasury Bills (cost $7,978,521)			7,978,441

Total Short-Term Investments (cost $34,837,700)			34,837,620

Total Investments—99.1% (cost $1,803,810,471)			2,217,099,408

Other assets less liabilities—0.9%			21,248,184

Net Assets—100.0%			$2,238,347,592

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Canadian Bond Futures	137	December 2018	CAD	13,700	$14,209,881	$14,066,458	$(143,423)
Euro Buxl 30 Yr Bond Futures	26	December 2018	EUR	2,600	5,349,825	5,262,252	(87,573)
Euro STOXX 50 Index Futures	1,524	December 2018	EUR	15	59,408,413	59,930,964	522,551
Euro-BOBL Futures	133	December 2018	EUR	13,300	20,315,608	20,182,656	(132,952)
Euro-Bund Futures	80	December 2018	EUR	8,000	14,912,658	14,749,056	(163,602)
Hang Seng Index Futures	147	October 2018	HKD	7	25,953,546	26,173,581	220,035
Japan 10 Yr Bond (OSE) Futures	37	December 2018	JPY	3,700,000	48,944,943	48,876,342	(68,601)
MSCI Emerging Markets Futures	789	December 2018	USD	39	41,073,567	41,410,665	337,098
SPI 200 Futures	267	December 2018	AUD	7	29,809,775	29,886,195	76,420
TOPIX Index Futures	1,700	December 2018	JPY	17,000	259,491,193	271,937,159	12,445,966
U.S. T-Note 10 Yr (CBT) Futures	1,646	December 2018	USD	164,600	197,360,597	195,513,938	(1,846,659)
U.S. Ultra Bond (CBT) Futures	428	December 2018	USD	42,800	68,537,702	66,032,375	(2,505,327)

Sold Contracts
10 Yr Australian Bond Futures	86	December 2018	AUD	8,600	8,049,568	8,010,161	39,407
FTSE 100 Index Futures	55	December 2018	GBP	1	5,211,622	5,366,849	(155,227)
Long Gilt Futures	223	December 2018	GBP	22,300	35,492,022	35,152,211	339,811
Russell 2000 E-Mini Futures	172	December 2018	USD	9	14,707,858	14,626,880	80,978
S&P 500 E-Mini Futures	3,699	December 2018	USD	185	535,968,878	539,869,050	(3,900,172)
S&P Mid 400 E-Mini Futures	25	December 2018	USD	3	5,099,079	5,063,000	36,079
S&P TSX 60 Index Futures	962	December 2018	CAD	192	141,713,223	141,553,610	159,613

							$5,254,422

20	Sanford C. Bernstein Fund, Inc.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	JPY	2,082,624	USD	18,755	11/14/18	$368,198
Bank of America, NA	USD	21,656	CAD	28,079	11/14/18	102,243
Bank of America, NA	USD	3,886	JPY	428,770	11/14/18	(100,533)
Bank of America, NA	USD	9,995	SEK	90,507	11/14/18	224,729
Barclays Bank PLC	CHF	9,628	USD	9,961	11/14/18	113,148
Barclays Bank PLC	CHF	33,219	USD	33,684	11/14/18	(294,336)
BNP Paribas SA	AUD	4,241	USD	3,147	11/14/18	80,196
BNP Paribas SA	CAD	91,308	USD	70,314	11/14/18	(441,396)
BNP Paribas SA	USD	16,471	AUD	22,818	11/14/18	27,567
BNP Paribas SA	USD	18,694	JPY	2,062,273	11/14/18	(486,989)
BNP Paribas SA	USD	11,837	NZD	17,368	11/14/18	(322,192)
Citibank, NA	AUD	3,712	USD	2,696	11/14/18	12,652
Citibank, NA	EUR	21,660	USD	25,240	11/14/18	6,902
Citibank, NA	GBP	11,315	USD	14,614	11/14/18	(161,962)
Citibank, NA	JPY	8,909,082	USD	79,347	11/14/18	691,644
Citibank, NA	USD	20,028	CAD	26,214	11/14/18	285,851
Credit Suisse International	CHF	24,271	USD	24,717	11/14/18	(109,302)
Credit Suisse International	GBP	30,918	USD	41,194	11/14/18	818,497
Credit Suisse International	NOK	199,212	USD	23,727	11/14/18	(791,869)
Credit Suisse International	NZD	21,342	USD	14,183	11/14/18	33,006
Credit Suisse International	USD	6,921	AUD	9,604	11/14/18	23,352
Credit Suisse International	USD	11,905	CHF	11,454	11/14/18	(189,261)
Credit Suisse International	USD	173,694	EUR	147,449	11/14/18	(1,922,333)
Credit Suisse International	USD	39,040	GBP	29,631	11/14/18	(345,580)
Credit Suisse International	USD	22,985	NOK	191,314	11/14/18	562,072
Deutsche Bank AG	EUR	39,327	USD	45,120	11/14/18	(694,480)
Goldman Sachs Bank USA	GBP	20,962	USD	27,627	11/14/18	252,991
HSBC Bank USA	USD	12,206	JPY	1,341,884	11/14/18	(359,355)
JPMorgan Chase Bank, NA	SEK	90,507	USD	9,916	11/14/18	(302,831)
JPMorgan Chase Bank, NA	USD	24,671	GBP	18,910	11/14/18	23,409
JPMorgan Chase Bank, NA	USD	46,320	GBP	35,389	11/14/18	(106,579)
JPMorgan Chase Bank, NA	USD	44,706	NOK	369,890	11/14/18	819,691
Morgan Stanley & Co., Inc.	AUD	24,469	USD	18,108	11/14/18	415,785
Morgan Stanley & Co., Inc.	CAD	8,911	USD	6,809	11/14/18	(96,631)
Morgan Stanley & Co., Inc.	GBP	55,701	USD	71,305	11/14/18	(1,434,306)
Morgan Stanley & Co., Inc.	USD	18,561	CAD	24,356	11/14/18	312,516
Royal Bank of Canada	USD	51,935	NZD	77,619	11/14/18	(472,589)
State Street Bank & Trust Co.	EUR	20,810	USD	24,297	11/14/18	54,061
State Street Bank & Trust Co.	USD	16	NZD	25	11/14/18	107
UBS AG	EUR	131,002	USD	154,973	11/14/18	2,361,572
UBS AG	GBP	10,749	USD	14,135	11/14/18	98,410
UBS AG	USD	18,113	CHF	17,394	11/14/18	(321,653)
UBS AG	USD	36,543	EUR	31,148	11/14/18	(256,526)
UBS AG	USD	6,179	JPY	676,917	11/14/18	(203,223)

						$(1,725,327)

2018 Annual Report	21

Schedule of Investments (continued)

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
Goldman Sachs International
FTSE EPRA/NAREIT Developed Real Estate Index	9,488	LIBOR Plus 0.15%	Quarterly	USD 47,867	4/15/19	$480,461

(a)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(b)	Affiliated investments.
(c)	Non-income producing security.
(d)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(e)	The rate shown represents the 7-day yield as of period end.
(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

EPRA—European Public Real Estate Association

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NAREIT—National Association of Real Estate Investment Trusts

OSE—Osaka Securities Exchange

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

22	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay A Portfolio

September 30, 2018

Company	Shares	U.S. $ Value

COMMON STOCKS–50.1%
Information Technology–10.1%
Communications Equipment–0.9%
Arista Networks, Inc.(a)	5,020	$1,334,617
Ciena Corp.(a)	44,810	1,399,864
Cisco Systems, Inc.	521,382	25,365,234
Finisar Corp.(a)	51,990	990,410
Infinera Corp.(a)	58,270	425,371
NetScout Systems, Inc.(a)	35,540	897,385
Nokia Oyj (Sponsored ADR)–Class A	2,180,368	12,166,454

		42,579,335

Electronic Equipment, Instruments & Components–0.4%
Anixter International, Inc.(a)	12,520	880,156
Avnet, Inc.	26,840	1,201,627
CDW Corp./DE	131,760	11,716,099
Littelfuse, Inc.	5,750	1,137,868
Sanmina Corp.(a)	26,800	739,680

		15,675,430

IT Services–2.0%
Amdocs Ltd.	13,440	886,771
Booz Allen Hamilton Holding Corp.	19,525	969,026
Cognizant Technology Solutions Corp.–Class A	124,928	9,638,195
Fidelity National Information Services, Inc.	97,771	10,663,883
Genpact Ltd.	43,320	1,326,025
Total System Services, Inc.	143,998	14,218,363
Twilio, Inc.–Class A(a)	22,500	1,941,300
Visa, Inc.–Class A	352,861	52,960,907
Worldpay, Inc.–Class A(a)	3,330	337,229

		92,941,699

Semiconductors & Semiconductor Equipment–1.5%
Advanced Micro Devices, Inc.(a)	69,680	2,152,415
Cypress Semiconductor Corp.	54,840	794,632
Intel Corp.	465,219	22,000,207
MaxLinear, Inc.–Class A(a)	30,413	604,610
Mellanox Technologies Ltd.(a)	5,380	395,161
Qorvo, Inc.(a)	7,503	576,906
Semtech Corp.(a)	29,030	1,614,068
Texas Instruments, Inc.	183,955	19,736,532
Universal Display Corp.	6,700	789,930
Xilinx, Inc.	265,226	21,263,168

		69,927,629

Software–2.9%
2U, Inc.(a)	17,491	1,315,148
Adobe Systems, Inc.(a)	65,645	17,720,868
ANSYS, Inc.(a)	8,530	1,592,380
Aspen Technology, Inc.(a)	11,005	1,253,579
Guidewire Software, Inc.(a)	12,677	1,280,504
Company	Shares	U.S. $ Value

HubSpot, Inc.(a)	8,932	$1,348,285
Microsoft Corp.(b)	555,143	63,491,705
New Relic, Inc.(a)	14,212	1,339,197
Nutanix, Inc.–Class A(a)	31,576	1,348,927
Oracle Corp.	619,762	31,954,929
SailPoint Technologies Holding, Inc.(a)	46,807	1,592,374
Splunk, Inc.(a)	9,682	1,170,651
Trade Desk, Inc. (The)–Class A(a)	9,513	1,435,607
Tyler Technologies, Inc.(a)	5,471	1,340,723
Verint Systems, Inc.(a)	28,770	1,441,377
Zendesk, Inc.(a)	17,240	1,224,040

		130,850,294

Technology Hardware, Storage & Peripherals–2.4%
Apple, Inc.	346,809	78,288,664
HP, Inc.	743,128	19,150,408
NCR Corp.(a)	46,080	1,309,133
Pure Storage, Inc.–Class A(a)	52,648	1,366,215
Xerox Corp.	329,266	8,883,597

		108,998,017

		460,972,404

Financials–8.4%
Banks–3.9%
Associated Banc-Corp.	38,690	1,005,940
Bank of America Corp.	1,893,045	55,769,106
Cadence BanCorp	56,343	1,471,679
Citigroup, Inc.	250,882	17,998,275
Comerica, Inc.	12,760	1,150,952
Huntington Bancshares, Inc./OH	58,150	867,598
JPMorgan Chase & Co.	512,866	57,871,799
Sterling Bancorp/DE	54,400	1,196,800
SVB Financial Group(a)	4,813	1,496,025
Synovus Financial Corp.	20,890	956,553
Texas Capital Bancshares, Inc.(a)	13,952	1,153,133
Umpqua Holdings Corp.	57,643	1,198,974
Webster Financial Corp.	17,095	1,007,921
Wells Fargo & Co.	656,964	34,530,028
Wintrust Financial Corp.	15,850	1,346,299
Zions Bancorporation	30,348	1,521,952

		180,543,034

Capital Markets–1.4%
Affiliated Managers Group, Inc.	7,025	960,458
CME Group, Inc.–Class A	107,030	18,217,576
Goldman Sachs Group, Inc. (The)	95,306	21,371,418
Lazard Ltd.–Class A	34,530	1,661,929
S&P Global, Inc.	100,338	19,605,042
Stifel Financial Corp.	25,681	1,316,408

		63,132,831

Consumer Finance–0.3%
OneMain Holdings, Inc.(a)	22,140	744,125
Synchrony Financial	483,932	15,040,607

		15,784,732

2018 Annual Report	23

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Diversified Financial Services–0.8%
Berkshire Hathaway, Inc.–Class B(a)	168,156	$36,003,881

Insurance–1.9%
American Financial Group, Inc./OH	10,204	1,132,338
Everest Re Group Ltd.	127,457	29,120,101
Fidelity National Financial, Inc.	541,562	21,310,465
First American Financial Corp.	15,440	796,549
Hanover Insurance Group, Inc. (The)	5,290	652,627
Old Republic International Corp.	51,160	1,144,961
Progressive Corp. (The)	414,097	29,417,451
Reinsurance Group of America, Inc.–Class A	11,330	1,637,865
Selective Insurance Group, Inc.	12,450	790,575

		86,002,932

Thrifts & Mortgage Finance–0.1%
BankUnited, Inc.	30,600	1,083,240
Essent Group Ltd.(a)	25,893	1,145,765

		2,229,005

		383,696,415

Health Care–6.3%
Biotechnology–1.2%
Aimmune Therapeutics, Inc.(a)	19,950	544,236
Ascendis Pharma A/S (Sponsored ADR)(a)	8,067	571,628
BeiGene Ltd. (Sponsored ADR)(a)	3,148	542,149
Biogen, Inc.(a)(b)	61,062	21,573,815
Biohaven Pharmaceutical Holding Co., Ltd.(a)	17,144	643,757
Bluebird Bio, Inc.(a)	5,280	770,880
Blueprint Medicines Corp.(a)	9,294	725,490
Clovis Oncology, Inc.(a)	13,030	382,691
Exact Sciences Corp.(a)	27,785	2,192,792
Gilead Sciences, Inc.	281,097	21,703,499
Incyte Corp.(a)	9,180	634,154
Loxo Oncology, Inc.(a)	5,401	922,653
Madrigal Pharmaceuticals, Inc.(a)	2,220	475,369
Neurocrine Biosciences, Inc.(a)	13,724	1,687,366
Rubius Therapeutics, Inc.(a)	18,790	450,960
Sage Therapeutics, Inc.(a)	5,161	728,991
Ultragenyx Pharmaceutical, Inc.(a)	8,996	686,755

		55,237,185

Health Care Equipment & Supplies–1.0%
AxoGen, Inc.(a)	23,517	866,601
Edwards Lifesciences Corp.(a)	106,159	18,482,282
Inogen, Inc.(a)	6,350	1,550,162
Intuitive Surgical, Inc.(a)	20,762	11,917,388
Medtronic PLC	115,494	11,361,145
Penumbra, Inc.(a)	9,303	1,392,659

		45,570,237

Health Care Providers & Services–2.4%
Aetna, Inc.	164,190	33,305,941
Amedisys, Inc.(a)	3,760	469,850
Anthem, Inc.	93,006	25,488,294
Cigna Corp.	50,071	10,427,286
LifePoint Health, Inc.(a)	17,440	1,123,136

Molina Healthcare, Inc.(a)	6,923	1,029,450
UnitedHealth Group, Inc.	138,516	36,850,797
WellCare Health Plans, Inc.(a)	3,120	999,929

		109,694,683

Health Care Technology–0.0%
Teladoc Health, Inc.(a)	24,758	2,137,853

Life Sciences Tools & Services–0.1%
ICON PLC(a)	19,891	3,058,241

Pharmaceuticals–1.6%
GW Pharmaceuticals PLC (Sponsored ADR)(a)	3,421	590,944
Johnson & Johnson(b)	59,955	8,283,982
Merck & Co., Inc.	162,185	11,505,404
Pfizer, Inc.	715,718	31,541,692
Revance Therapeutics, Inc.(a)	17,158	426,376
Zoetis, Inc.	213,559	19,553,462

		71,901,860

		287,600,059

Communication Services–5.5%
Diversified Telecommunication Services–0.7%
Verizon Communications, Inc.	583,168	31,135,339
Vonage Holdings Corp.(a)	86,548	1,225,520

		32,360,859

Entertainment–0.5%
Take-Two Interactive Software, Inc.(a)	8,687	1,198,719
Walt Disney Co. (The)	177,351	20,739,426

		21,938,145

Interactive Media & Services–3.2%
Alphabet, Inc.–Class C(a)(b)	80,401	95,956,181
Facebook, Inc.–Class A(a)(b)	317,719	52,252,067

		148,208,248

Media–0.8%
Comcast Corp.–Class A	1,068,863	37,848,439
Scholastic Corp.	12,590	587,827

		38,436,266

Wireless Telecommunication Services–0.3%
T-Mobile US, Inc.(a)	188,548	13,232,299

		254,175,817

Consumer Discretionary–5.1%
Auto Components–0.4%
Cooper-Standard Holdings, Inc.(a)	9,282	1,113,654
Lear Corp.	3,361	487,345
Magna International, Inc.–Class A	296,988	15,600,780

		17,201,779

Diversified Consumer Services–0.1%
Bright Horizons Family Solutions, Inc.(a)	16,297	1,920,438
Chegg, Inc.(a)	43,642	1,240,742
Grand Canyon Education, Inc.(a)	15,275	1,723,020

24	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Houghton Mifflin Harcourt Co.(a)	57,034	$399,238
Sotheby’s(a)	19,430	955,762

		6,239,200

Hotels, Restaurants & Leisure–0.6%
Bloomin’ Brands, Inc.	54,100	1,070,639
Chipotle Mexican Grill, Inc.–Class A(a)	1,940	881,769
Hilton Grand Vacations, Inc.(a)	45,887	1,518,860
McDonald’s Corp.	106,211	17,768,038
Planet Fitness, Inc.(a)	36,656	1,980,524
Starbucks Corp.	39,579	2,249,670

		25,469,500

Household Durables–0.0%
Lennar Corp.–Class A	21,045	982,591
Taylor Morrison Home Corp.–Class A(a)	34,230	617,509

		1,600,100

Internet & Direct Marketing Retail–0.5%
Booking Holdings, Inc.(a)	2,950	5,852,800
eBay, Inc.(a)	320,358	10,578,221
Etsy, Inc.(a)	31,370	1,611,791
GrubHub, Inc.(a)	14,520	2,012,762
Shutterfly, Inc.(a)	16,800	1,106,952
Wayfair, Inc.–Class A(a)	11,000	1,624,370

		22,786,896

Multiline Retail–0.0%
Ollie’s Bargain Outlet Holdings, Inc.(a)	14,990	1,440,539

Specialty Retail–2.9%
AutoZone, Inc.(a)	26,029	20,190,695
Burlington Stores, Inc.(a)	10,350	1,686,222
Five Below, Inc.(a)	16,312	2,121,539
Home Depot, Inc. (The)	224,736	46,554,062
Michaels Cos., Inc. (The)(a)	43,480	705,680
Ross Stores, Inc.	244,137	24,193,977
Signet Jewelers Ltd.	18,330	1,208,497
TJX Cos., Inc. (The)	309,675	34,689,794

		131,350,466

Textiles, Apparel & Luxury Goods–0.6%
NIKE, Inc.–Class B	345,164	29,242,294
Skechers U.S.A., Inc.–Class A(a)	20,360	568,655

		29,810,949

		235,899,429

Industrials–4.2%
Aerospace & Defense–1.8%
Boeing Co. (The)	79,613	29,608,075
Hexcel Corp.	21,222	1,422,935
L3 Technologies, Inc.	11,905	2,531,241
Northrop Grumman Corp.	88,142	27,973,627
Raytheon Co.	93,587	19,340,689

		80,876,567

Air Freight & Logistics–0.1%
Atlas Air Worldwide Holdings, Inc.(a)	10,790	687,863
Expeditors International of Washington, Inc.	12,248	900,595
XPO Logistics, Inc.(a)	12,540	1,431,692

		3,020,150

Airlines–0.4%
Alaska Air Group, Inc.	18,130	1,248,432
Delta Air Lines, Inc.	246,180	14,236,590
Hawaiian Holdings, Inc.	24,020	963,202
SkyWest, Inc.	18,296	1,077,634

		17,525,858

Building Products–0.1%
AO Smith Corp.	18,508	987,772
Lennox International, Inc.	7,690	1,679,496

		2,667,268

Commercial Services & Supplies–0.0%
Copart, Inc.(a)	18,108	933,105
Steelcase, Inc.–Class A	52,567	972,490

		1,905,595

Construction & Engineering–0.1%
AECOM(a)	23,225	758,529
Dycom Industries, Inc.(a)	12,310	1,041,426
Granite Construction, Inc.	16,810	768,217
Jacobs Engineering Group, Inc.	4,380	335,070
Quanta Services, Inc.(a)	30,630	1,022,429
Tutor Perini Corp.(a)	37,340	701,992

		4,627,663

Electrical Equipment–0.2%
AMETEK, Inc.	16,809	1,329,928
Eaton Corp. PLC	34,114	2,958,707
EnerSys	14,130	1,231,147
Regal Beloit Corp.	12,480	1,028,976

		6,548,758

Industrial Conglomerates–0.6%
Carlisle Cos., Inc.	8,906	1,084,751
Honeywell International, Inc.	164,184	27,320,217

		28,404,968

Machinery–0.2%
Gardner Denver Holdings, Inc.(a)	45,273	1,283,037
Gates Industrial Corp. PLC(a)	46,924	915,018
IDEX Corp.	12,004	1,808,522
Lincoln Electric Holdings, Inc.	18,204	1,700,982
Nordson Corp.	11,560	1,605,684
Oshkosh Corp.	13,670	973,851
SPX FLOW, Inc.(a)	14,160	736,320
Terex Corp.	18,070	721,174

		9,744,588

Professional Services–0.0%
CoStar Group, Inc.(a)	2,580	1,085,767

2018 Annual Report	25

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Road & Rail–0.6%
Knight-Swift Transportation Holdings, Inc.	41,560	$1,432,989
Norfolk Southern Corp.	148,565	26,815,982
Werner Enterprises, Inc.	20,300	717,605

		28,966,576

Trading Companies & Distributors–0.1%
BMC Stock Holdings, Inc.(a)	30,140	562,111
MRC Global, Inc.(a)	48,030	901,523
SiteOne Landscape Supply, Inc.(a)	13,758	1,036,528
United Rentals, Inc.(a)	8,510	1,392,236
Watsco, Inc.	7,495	1,334,859

		5,227,257

		190,601,015

Consumer Staples–3.5%
Beverages–1.0%
Constellation Brands, Inc.–Class A	76,053	16,398,548
Cott Corp.	67,324	1,087,282
PepsiCo, Inc.	233,335	26,086,853

		43,572,683

Food & Staples Retailing–1.6%
Costco Wholesale Corp.(b)	127,394	29,922,303
US Foods Holding Corp.(a)	269,642	8,310,366
Walmart, Inc.(b)	389,978	36,622,834

		74,855,503

Food Products–0.0%
Ingredion, Inc.	8,311	872,323
Nomad Foods Ltd.(a)	56,400	1,142,664

		2,014,987

Household Products–0.4%
Procter & Gamble Co. (The)	233,337	19,420,638

Tobacco–0.5%
Altria Group, Inc.	364,776	21,999,641

		161,863,452

Energy–2.8%
Energy Equipment & Services–0.3%
Cactus, Inc.–Class A(a)	23,246	889,857
Dril-Quip, Inc.(a)	13,263	692,992
Helix Energy Solutions Group, Inc.(a)	43,600	430,768
National Oilwell Varco, Inc.	193,887	8,352,652
Oceaneering International, Inc.(a)	36,830	1,016,508
Oil States International, Inc.(a)	30,990	1,028,868
Patterson-UTI Energy, Inc.	40,498	692,921
RPC, Inc.	52,290	809,449

		13,914,015

Oil, Gas & Consumable Fuels–2.5%
Chevron Corp.	221,181	27,046,013
Devon Energy Corp.	61,598	2,460,224
EOG Resources, Inc.	190,050	24,244,678

Exxon Mobil Corp.	371,835	31,613,412
HollyFrontier Corp.	9,670	675,933
Marathon Petroleum Corp.	318,107	25,439,017
Oasis Petroleum, Inc.(a)	90,320	1,280,738
QEP Resources, Inc.(a)	119,004	1,347,125
SM Energy Co.	37,900	1,194,987
SRC Energy, Inc.(a)	88,990	791,121

		116,093,248

		130,007,263

Real Estate–2.3%
Equity Real Estate Investment Trusts (REITs)–2.0%
American Campus Communities, Inc.	27,867	1,147,006
Camden Property Trust	14,189	1,327,665
Crown Castle International Corp.	206,457	22,984,858
CubeSmart	659,785	18,823,666
Empire State Realty Trust, Inc.–Class A	63,318	1,051,712
Gramercy Property Trust	22,117	606,890
Mid-America Apartment Communities, Inc.	253,346	25,380,202
STAG Industrial, Inc.	42,570	1,170,675
Sun Communities, Inc.	179,048	18,180,534

		90,673,208

Real Estate Management & Development–0.3%
CBRE Group, Inc.–Class A(a)	283,013	12,480,873

		103,154,081

Utilities–1.5%
Electric Utilities–1.0%
Alliant Energy Corp.	25,092	1,068,167
American Electric Power Co., Inc.	484,348	34,330,586
Edison International(b)	149,947	10,148,413
PNM Resources, Inc.	19,660	775,587
Portland General Electric Co.	18,320	835,575

		47,158,328

Gas Utilities–0.0%
Southwest Gas Holdings, Inc.	10,930	863,798

Multi-Utilities–0.5%
Black Hills Corp.	11,253	653,687
NiSource, Inc.	810,728	20,203,341

		20,857,028

		68,879,154

Materials–0.4%
Chemicals–0.4%
LyondellBasell Industries NV–Class A	114,027	11,688,908
Orion Engineered Carbons SA	22,530	723,213
PolyOne Corp.	35,605	1,556,650
Stepan Co.	3,700	321,937
Trinseo SA	14,750	1,154,925

		15,445,633

26	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Construction Materials–0.0%
Martin Marietta Materials, Inc.	5,649	$1,027,836

Containers & Packaging–0.0%
Graphic Packaging Holding Co.	77,750	1,089,278

Metals & Mining–0.0%
Alcoa Corp.(a)	26,730	1,079,892

		18,642,639

Total Common Stocks (cost $1,569,109,085)		2,295,491,728

INVESTMENT COMPANIES–47.9%
Funds and Investment Trusts–47.9%(c)(d)
AB All Market Real Return Portfolio–Class Z	88,305,990	791,221,674
Bernstein Fund, Inc.–International Small Cap Portfolio–Class Z	16,052,682	199,534,832
Bernstein Fund, Inc.–International Strategic Equities Portfolio–Class Z	52,453,789	656,196,905
Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z	7,786,440	100,912,268
Sanford C. Bernstein Fund, Inc.–AB Emerging Markets Portfolio–Class Z	2,847,947	80,967,127
Sanford C. Bernstein Fund, Inc.–AB Tax-Managed International Portfolio–Class Z	20,953,983	367,532,863

Total Investment Companies (cost $1,972,494,134)		2,196,365,669

SHORT-TERM INVESTMENTS–1.6%
Investment Companies–1.4%
AB Fixed Income Shares, Inc.– Government Money Market Portfolio–Class AB, 1.98%(c)(d)(e) (cost $62,098,788)	62,098,788	$62,098,788

Principal Amount (000)
U.S. Treasury Bills–0.2%
U.S. Treasury Bill Zero Coupon, 11/01/18–11/15/18(f) (cost $9,479,614)	$9,500	9,478,953

Total Short-Term Investments (cost $71,578,402)		71,577,741

Total Investments—99.6% (cost $3,613,181,621)		4,563,435,138

Other assets less liabilities—0.4%		20,588,295

Net Assets—100.0%		$4,584,023,433

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	3,013	December 2018	EUR	30	$117,470,068	$118,485,561	$1,015,493
Hang Seng Index Futures	299	October 2018	HKD	15	52,789,864	53,237,419	447,555
MSCI Emerging Markets Futures	1,510	December 2018	USD	76	78,608,428	79,252,350	643,922
SPI 200 Futures	543	December 2018	AUD	14	60,624,814	60,779,789	154,975
TOPIX Index Futures	3,466	December 2018	JPY	34,660	529,085,580	554,431,878	25,346,298
U.S. T-Note 2 Yr (CBT) Futures	1,565	December 2018	USD	313,000	330,590,300	329,799,298	(791,002)
U.S. T-Note 10 Yr (CBT) Futures	3,500	December 2018	USD	350,000	419,754,900	415,734,375	(4,020,525)
U.S. Ultra Bond (CBT) Futures	900	December 2018	USD	90,000	144,273,039	138,853,125	(5,419,914)

Sold Contracts
FTSE 100 Index Futures	128	December 2018	GBP	1	12,128,864	12,490,120	(361,256)
Russell 2000 E-Mini Futures	451	December 2018	USD	23	38,559,987	38,353,040	206,947
S&P 500 E-Mini Futures	7,287	December 2018	USD	364	1,055,900,152	1,063,537,650	(7,637,498)
S&P Mid 400 E-Mini Futures	104	December 2018	USD	10	21,183,528	21,062,080	121,448
S&P TSX 60 Index Futures	1,983	December 2018	CAD	397	292,122,546	291,788,782	333,764

							$10,040,207

2018 Annual Report	27

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	JPY	4,324,366	USD	38,943	11/14/18	$764,526
Bank of America, NA	USD	43,634	CAD	56,575	11/14/18	206,003
Bank of America, NA	USD	6,976	JPY	769,730	11/14/18	(180,477)
Bank of America, NA	USD	20,811	SEK	188,456	11/14/18	467,937
Barclays Bank PLC	CHF	19,787	USD	20,472	11/14/18	232,536
Barclays Bank PLC	CHF	68,609	USD	69,570	11/14/18	(607,904)
BNP Paribas SA	AUD	8,844	USD	6,562	11/14/18	167,237
BNP Paribas SA	CAD	186,970	USD	143,981	11/14/18	(903,474)
BNP Paribas SA	USD	32,437	AUD	44,936	11/14/18	54,289
BNP Paribas SA	USD	38,709	JPY	4,270,267	11/14/18	(1,008,376)
BNP Paribas SA	USD	24,258	NZD	35,591	11/14/18	(660,244)
Citibank, NA	AUD	6,118	USD	4,445	11/14/18	20,856
Citibank, NA	EUR	44,199	USD	51,504	11/14/18	14,084
Citibank, NA	GBP	23,627	USD	30,516	11/14/18	(338,195)
Citibank, NA	JPY	18,282,209	USD	162,826	11/14/18	1,419,312
Citibank, NA	USD	40,938	CAD	53,583	11/14/18	584,298
Credit Suisse International	CHF	49,646	USD	50,559	11/14/18	(222,005)
Credit Suisse International	GBP	63,675	USD	84,837	11/14/18	1,685,679
Credit Suisse International	NOK	409,966	USD	48,829	11/14/18	(1,629,415)
Credit Suisse International	NZD	43,849	USD	29,140	11/14/18	67,814
Credit Suisse International	USD	14,505	AUD	20,128	11/14/18	48,943
Credit Suisse International	USD	24,371	CHF	23,447	11/14/18	(387,420)
Credit Suisse International	USD	356,367	EUR	302,516	11/14/18	(3,948,245)
Credit Suisse International	USD	78,782	GBP	59,795	11/14/18	(697,376)
Credit Suisse International	USD	47,327	NOK	393,926	11/14/18	1,157,336
Deutsche Bank AG	EUR	80,899	USD	92,816	11/14/18	(1,428,618)
Goldman Sachs Bank USA	GBP	42,803	USD	56,413	11/14/18	517,147
HSBC Bank USA	USD	27,226	JPY	2,993,085	11/14/18	(801,544)
JPMorgan Chase Bank, NA	SEK	188,456	USD	20,648	11/14/18	(630,563)
JPMorgan Chase Bank, NA	USD	50,856	GBP	38,981	11/14/18	48,255
JPMorgan Chase Bank, NA	USD	95,793	GBP	73,187	11/14/18	(220,412)
JPMorgan Chase Bank, NA	USD	91,478	NOK	756,891	11/14/18	1,680,016
Morgan Stanley & Co., Inc.	AUD	50,102	USD	37,078	11/14/18	850,988
Morgan Stanley & Co., Inc.	CAD	17,889	USD	13,668	11/14/18	(193,990)
Morgan Stanley & Co., Inc.	GBP	113,786	USD	145,661	11/14/18	(2,929,987)
Morgan Stanley & Co., Inc.	USD	37,467	CAD	49,165	11/14/18	630,830
Royal Bank of Canada	USD	106,313	NZD	158,888	11/14/18	(967,402)
State Street Bank & Trust Co.	EUR	41,953	USD	48,982	11/14/18	108,986
State Street Bank & Trust Co.	SEK	589	USD	64	11/14/18	(2,103)
State Street Bank & Trust Co.	USD	43	NZD	66	11/14/18	282
UBS AG	EUR	268,499	USD	317,640	11/14/18	4,849,879
UBS AG	GBP	21,290	USD	27,997	11/14/18	194,917
UBS AG	USD	36,512	CHF	35,062	11/14/18	(648,372)
UBS AG	USD	74,502	EUR	63,503	11/14/18	(522,991)
UBS AG	USD	12,786	JPY	1,400,574	11/14/18	(420,478)

						$(3,577,441)

28	Sanford C. Bernstein Fund, Inc.

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
Goldman Sachs International
FTSE EPRA/NAREIT Developed Real Estate Index	26,062	LIBOR Plus 0.15%	Maturity	USD	124,119	4/15/19	$(5,245,891)

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	Affiliated investments.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(e)	The rate shown represents the 7-day yield as of period end.
(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

EPRA—European Public Real Estate Association

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NAREIT—National Association of Real Estate Investment Trusts

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2018 Annual Report	29

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay B Portfolio

September 30, 2018

Company	Shares		U.S. $ Value
INVESTMENT COMPANIES–21.6%
Funds and Investment Trusts–21.6%(a)
AB All Market Real Return Portfolio–Class Z(b)		10,412,898	$93,299,565
iShares Core MSCI EAFE ETF		397,000	25,439,760
SPDR S&P 500 ETF Trust		524,541	152,494,560
SPDR S&P MidCap 400 ETF Trust		16,292	5,986,658

Total Investment Companies (cost $241,259,113)			277,220,543

	Principal Amount (000)
INFLATION-LINKED SECURITIES–21.3%
Japan–1.1%
Japanese Government CPI Linked Bond Series 21 0.10%, 3/10/26	JPY	770,937	7,073,663
Series 22 0.10%, 3/10/27		636,544	5,851,754
Series 23 0.10%, 3/10/28		167,686	1,544,495

			14,469,912

New Zealand–0.1%
New Zealand Government Inflation Linked Bond Series 925 2.00%, 9/20/25(c)	NZD	975	682,926

United States–20.1%
U.S. Treasury Inflation Index 0.125%, 4/15/19–7/15/26 (TIPS)	U.S.$	54,806	52,905,816
0.125%, 4/15/20 (TIPS)(d)(e)		37,604	37,110,386
0.375%, 7/15/23–7/15/27 (TIPS)		55,017	53,173,124
0.625%, 7/15/21–1/15/26 (TIPS)		60,874	60,120,218
0.75%, 7/15/28 (TIPS)		4,362	4,292,598
1.25%, 7/15/20 (TIPS)		6,864	6,941,127
1.75%, 1/15/28 (TIPS)		2,586	2,767,698
2.00%, 1/15/26 (TIPS)		7,586	8,155,378
2.375%, 1/15/25–1/15/27 (TIPS)		24,952	27,645,024
2.50%, 1/15/29 (TIPS)		3,868	4,444,648

			257,556,017

Total Inflation-Linked Securities (cost $279,721,710)			272,708,855

GOVERNMENTS—TREASURIES–16.3%
Australia–0.1%
Australia Government Bond Series 142 4.25%, 4/21/26(c)	AUD	1,036	$836,483

Belgium–0.4%
Kingdom of Belgium Government Bond Series 72 2.60%, 6/22/24(c)	EUR	1,489	1,962,750
Series 79 0.20%, 10/22/23(c)		2,765	3,224,526

			5,187,276

Canada–1.1%
Canadian Government Bond 1.75%, 3/01/23	CAD	18,830	14,230,416

France–1.5%
French Republic Government Bond OAT 0.75%, 5/25/28(c)	EUR	734	852,833
1.00%, 5/25/27(c)		4,841	5,806,688
1.75%, 6/25/39(c)		1,045	1,289,723
2.25%, 10/25/22(c)		5,940	7,561,338
2.50%, 5/25/30(c)		1,841	2,512,539
3.50%, 4/25/26(c)		823	1,176,724

			19,199,845

Germany–1.1%
Bundesrepublik Deutschland Bundesanleihe 0.50%, 2/15/28(c)		4,340	5,080,531
1.00%, 8/15/24(c)		48	59,106
2.50%, 7/04/44–8/15/46(c)		4,924	7,662,396
Series 3 4.75%, 7/04/34(c)		920	1,706,642

			14,508,675

Ireland–0.2%
Ireland Government Bond 1.00%, 5/15/26(c)		1,772	2,104,436

Italy–0.9%
Italy Buoni Poliennali Del Tesoro 1.20%, 4/01/22		685	774,546
1.35%, 4/15/22		3,585	4,069,836
1.85%, 5/15/24		690	771,643
2.05%, 8/01/27		669	721,742
2.20%, 6/01/27		4,395	4,815,681
4.00%, 9/01/20		111	135,576

			11,289,024

Japan–1.3%
Japan Government Ten Year Bond Series 342 0.10%, 3/20/26	JPY	117,800	1,042,191
Series 348 0.10%, 9/20/27		520,350	4,583,816

30	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Japan Government Thirty Year Bond Series 30 2.30%, 3/20/39	JPY	37,900	$436,807
Series 36 2.00%, 3/20/42		35,600	396,704
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29		208,100	2,203,219
Series 128 1.90%, 6/20/31		169,750	1,795,657
Series 143 1.60%, 3/20/33		176,850	1,824,394
Series 150 1.40%, 9/20/34		387,400	3,900,936
Series 158 0.50%, 9/20/36		58,200	506,983

			16,690,707

Malaysia–0.2%
Malaysia Government Bond Series 3/04 5.734%, 7/30/19	MYR	5,080	1,251,493
Series 414 3.654%, 10/31/19		5,727	1,387,229
Series 515 3.759%, 3/15/19		1,361	329,574

			2,968,296

Mexico–0.4%
Mexican Bonos Series M 6.50%, 6/10/21	MXN	15,167	785,483
8.00%, 6/11/20		68,325	3,661,801
Series M 20 10.00%, 12/05/24		785	46,496

			4,493,780

Singapore–0.0%
Singapore Government Bond 3.375%, 9/01/33	SGD	341	267,357

Spain–0.2%
Spain Government Bond 1.95%, 4/30/26(c)	EUR	2,312	2,844,228

United Kingdom–0.3%
United Kingdom Gilt 1.50%, 7/22/47(c)	GBP	257	304,361
4.25%, 6/07/32–3/07/36(c)		2,192	3,802,796

			4,107,157

United States–8.6%
U.S. Treasury Bonds 2.25%, 8/15/46	U.S.$	854	704,950
2.50%, 2/15/45–5/15/46		3,313	2,891,718
2.875%, 8/15/45–11/15/46		6,582	6,192,111
3.00%, 11/15/44–11/15/45(d)		4,846	4,673,663
3.125%, 8/15/44–5/15/48		3,574	3,527,524
3.50%, 2/15/39	U.S.$	383	403,407
3.625%, 8/15/43		2,621	2,811,413
4.50%, 2/15/36		1,933	2,293,323
4.625%, 2/15/40		239	292,999
5.375%, 2/15/31		480	593,100
5.50%, 8/15/28		1,230	1,484,456
6.25%, 5/15/30		2,004	2,624,380
U.S. Treasury Notes 0.875%, 10/15/18		2,690	2,688,319
1.125%, 2/28/19		10,158	10,107,309
1.375%, 2/15/20		3,065	3,008,968
1.625%, 8/31/22–10/31/23		8,638	8,185,516
1.75%, 11/30/21		3,645	3,519,134
1.875%, 7/31/22		6,574	6,325,420
2.00%, 10/31/22–8/15/25		17,386	16,484,786
2.125%, 12/31/22–5/15/25		6,375	6,118,074
2.25%, 1/31/24–8/15/27		4,393	4,185,636
2.375%, 8/15/24		7,828	7,569,534
2.625%, 8/15/20		6,703	6,680,357
2.75%, 4/30/23–2/15/28		5,424	5,354,768
2.875%, 8/15/28		1,415	1,393,333

			110,114,198

Uruguay–0.0%
Uruguay Government International Bond 8.50%, 3/15/28(c)	UYU	8,095	210,434
9.875%, 6/20/22(c)		6,243	184,804

			395,238

Total Governments—Treasuries (cost $212,803,118)			209,237,116

CORPORATES—INVESTMENT GRADE–11.8%
Financial Institutions–6.3%
Banking–5.3%
ABN AMRO Bank NV 4.75%, 7/28/25(c)	U.S.$	395	396,244
Banco Santander SA 3.25%, 4/04/26(c)	EUR	600	727,191
3.50%, 4/11/22	U.S.$	1,400	1,370,600
5.179%, 11/19/25		400	402,292
Bank of America Corp. 2.375%, 6/19/24(c)	EUR	580	723,289
3.824%, 1/20/28	U.S.$	890	865,276
4.00%, 1/22/25		105	103,503
4.20%, 8/26/24		320	321,098
4.45%, 3/03/26		135	135,112
Series DD 6.30%, 3/10/26(f)		466	500,665
Series L 3.95%, 4/21/25		2,009	1,965,927
Series Z 6.50%, 10/23/24(f)		538	579,760

2018 Annual Report	31

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Bank of Ireland Group PLC 4.50%, 11/25/23(c)	U.S.$	1,055	$1,053,491
Bank of Nova Scotia (The) 2.50%, 1/08/21		154	151,374
Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(c)		545	537,414
Barclays PLC 3.684%, 1/10/23		745	725,667
BB&T Corp. 2.625%, 6/29/20		466	461,778
BNP Paribas SA 2.375%, 5/21/20		518	510,898
3.80%, 1/10/24(c)		316	309,282
7.625%, 3/30/21(c)(f)		281	295,013
Series E 2.25%, 1/11/27(c)	EUR	369	431,482
BPCE SA 5.15%, 7/21/24(c)	U.S.$	295	300,101
5.70%, 10/22/23(c)		1,106	1,152,994
Capital One Financial Corp. 3.30%, 10/30/24		1,378	1,314,074
Citigroup, Inc. 1.375%, 10/27/21(c)	EUR	344	413,129
3.875%, 3/26/25	U.S.$	200	194,364
4.044%, 6/01/24		1,842	1,848,171
Citizens Bank NA/Providence RI 2.25%, 3/02/20		300	295,323
Commonwealth Bank of Australia/New York NY Series G 2.30%, 3/12/20		250	246,863
Compass Bank 2.875%, 6/29/22		1,935	1,865,088
5.50%, 4/01/20		549	561,968
Cooperatieve Rabobank UA 3.95%, 11/09/22		285	283,572
4.375%, 8/04/25		1,197	1,183,713
Cooperatieve Rabobank UA/NY 2.25%, 1/14/20		299	295,469
Credit Agricole SA/London 2.75%, 6/10/20(c)		553	547,288
3.375%, 1/10/22(c)		738	724,945
Credit Suisse Group Funding Guernsey Ltd. 2.75%, 3/26/20		390	386,443
3.80%, 6/09/23		810	800,304
4.55%, 4/17/26		528	530,038
Danske Bank A/S 3.875%, 9/12/23(c)		742	727,242
Discover Bank 4.682%, 8/09/28		550	546,139
Fifth Third Bancorp 2.30%, 3/01/19		646	645,050
Goldman Sachs Group, Inc. (The) 2.00%, 7/27/23(c)	EUR	601	729,283
2.905%, 7/24/23	U.S.$	280	270,385
3.75%, 5/22/25		246	240,999
5.75%, 1/24/22		2,629	2,796,257
HSBC Bank USA NA 4.875%, 8/24/20		530	544,808
HSBC Holdings PLC 3.95%, 5/18/24		591	587,111
4.25%, 3/14/24		936	930,113
4.292%, 9/12/26		1,806	1,787,650
6.00%, 9/29/23(c)(f)	EUR	650	837,698
ING Bank NV 5.80%, 9/25/23(c)	U.S.$	685	722,298
ING Groep NV 4.10%, 10/02/23		650	650,624
Intesa Sanpaolo SpA 3.125%, 7/14/22(c)		905	841,071
3.375%, 1/12/23(c)		600	556,110
3.875%, 1/12/28(c)		705	596,035
JPMorgan Chase & Co. 1.375%, 9/16/21(c)	EUR	424	509,762
2.295%, 8/15/21	U.S.$	127	123,372
3.22%, 3/01/25		1,235	1,195,851
3.54%, 5/01/28		545	519,837
3.782%, 2/01/28		1,163	1,130,343
Series X 6.10%, 10/01/24(f)		430	446,658
KeyBank NA/Cleveland OH 2.25%, 3/16/20		550	542,569
Lloyds Banking Group PLC 4.582%, 12/10/25		1,342	1,315,361
Manufacturers & Traders Trust Co. 2.625%, 1/25/21		933	917,614
Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/01/26		230	225,819
Mizuho Bank Ltd. 2.45%, 4/16/19(c)		565	563,830
Morgan Stanley 3.737%, 4/24/24		593	588,564
5.00%, 11/24/25		600	620,880
Series G 1.375%, 10/27/26	EUR	1,428	1,620,377
1.75%, 3/11/24		600	719,480
3.70%, 10/23/24	U.S.$	1,075	1,059,273
4.35%, 9/08/26		1,065	1,055,916
MUFG Bank Ltd. 2.30%, 3/05/20(c)		360	355,082
National Australia Bank Ltd./New York Series G 2.625%, 7/23/20		250	247,163
Nationwide Building Society 4.00%, 9/14/26(c)		1,615	1,512,415
Nordea Bank AB 3.75%, 8/30/23(c)		347	343,502
PNC Bank NA 2.60%, 7/21/20		250	247,713

32	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Rabobank Capital Funding Trust IV 5.556%, 12/31/19(c)(f)	GBP	85	$114,703
Royal Bank of Scotland Group PLC 5.125%, 5/28/24	U.S.$	251	250,907
Santander Holdings USA, Inc. 4.40%, 7/13/27		1,983	1,895,114
Santander UK Group Holdings PLC 2.875%, 8/05/21		470	457,644
3.571%, 1/10/23		610	592,584
Santander UK PLC 5.00%, 11/07/23(c)		1,110	1,119,102
Standard Chartered PLC 3.95%, 1/11/23(c)		970	949,504
4.247%, 1/20/23(c)(g)		1,055	1,058,102
Sumitomo Mitsui Banking Corp. 1.966%, 1/11/19		477	476,137
3.00%, 1/18/23		384	372,710
UBS AG/Stamford CT 7.625%, 8/17/22		280	311,374
UBS Group Funding Switzerland AG 4.125%, 9/24/25(c)		920	914,139
UniCredit SpA 3.75%, 4/12/22(c)		502	481,087
US Bancorp Series J 5.30%, 4/15/27(f)		833	834,341
Wells Fargo & Co. 3.069%, 1/24/23		953	929,404
4.125%, 8/15/23		1,680	1,699,723
Series E 2.625%, 8/16/22(c)	EUR	211	264,926

			68,102,958

Finance–0.2%
JAB Holdings BV 1.25%, 5/22/24(c)		100	117,085
Synchrony Financial 4.50%, 7/23/25	U.S.$	1,670	1,614,857

			1,731,942

Insurance–0.6%
American International Group, Inc. Series A-9 5.75%, 4/01/48		340	330,738
Aquarius & Investments PLC for Swiss Reinsurance Co., Ltd. 6.375%, 9/01/24(c)		380	388,037
Assicurazioni Generali SpA 5.50%, 10/27/47(c)	EUR	331	408,327
Aviva PLC 3.375%, 12/04/45(c)		592	692,751
Series E 6.125%, 7/05/43(c)		344	465,303
Caisse Nationale de Reassurance Mutuelle Agricole Groupama 6.00%, 1/23/27		300	418,044
CNP Assurances 4.50%, 6/10/47(c)		300	382,694
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/77(c)	U.S.$	513	503,325
Halfmoon Parent, Inc. 3.75%, 7/15/23(c)		606	605,066
4.125%, 11/15/25(c)		718	715,574
4.375%, 10/15/28(c)		506	503,946
MetLife, Inc. 4.75%, 2/08/21		856	883,580
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		460	715,691
New York Life Global Funding 1.95%, 2/11/20(c)		301	296,711
Reliance Standard Life Global Funding II 2.50%, 4/24/19(c)		655	653,429

			7,963,216

REITS–0.2%
American Tower Corp. 3.40%, 2/15/19		206	206,420
3.50%, 1/31/23		525	516,458
DDR Corp. 3.625%, 2/01/25		280	266,664
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		25	24,411
Welltower, Inc. 4.00%, 6/01/25		1,231	1,213,766
WPC Eurobond BV 2.125%, 4/15/27	EUR	601	690,479

			2,918,198

			80,716,314

Industrial–5.2%
Basic–0.5%
Anglo American Capital PLC 3.75%, 4/10/22(c)	U.S.$	200	198,152
ArcelorMittal 6.125%, 6/01/25		500	543,480
Eastman Chemical Co. 3.80%, 3/15/25		276	272,649
Equate Petrochemical BV 3.00%, 3/03/22(c)		625	600,312
Glencore Funding LLC 4.00%, 3/27/27(c)		206	193,580
4.125%, 5/30/23(c)		321	320,172
4.625%, 4/29/24(c)		154	154,933
GTL Trade Finance, Inc./Gerdau Holdings, Inc. 5.893%, 4/29/24(c)		210	211,733
LyondellBasell Industries NV 5.00%, 4/15/19		297	298,500
5.75%, 4/15/24		685	738,951
Mosaic Co. (The) 5.625%, 11/15/43		183	187,377

2018 Annual Report	33

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Suzano Austria GmbH 6.00%, 1/15/29(c)	U.S.$	833	$837,440
Vale Overseas Ltd. 6.25%, 8/10/26		1,390	1,509,852
Yamana Gold, Inc. 4.95%, 7/15/24		725	715,713

			6,782,844

Capital Goods–0.2%
Embraer Netherlands Finance BV 5.40%, 2/01/27		725	739,500
General Electric Co. Series D 5.00%, 1/21/21(f)		238	232,088
Holcim Finance Luxembourg SA 2.25%, 5/26/28(c)	EUR	355	417,078
United Technologies Corp. 3.95%, 8/16/25	U.S.$	849	845,646
Wabtec Corp. 4.15%, 3/15/24		210	208,440

			2,442,752

Communications—Media–0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579%, 7/23/20		320	320,138
4.908%, 7/23/25		615	625,246
5.75%, 4/01/48		150	149,818
Cox Communications, Inc. 2.95%, 6/30/23(c)		402	382,479
NBCUniversal Enterprise, Inc. 1.974%, 4/15/19(c)		799	795,356
Time Warner Cable LLC 4.50%, 9/15/42		604	516,493
Warner Media LLC 3.55%, 6/01/24		685	665,943
3.60%, 7/15/25		1,100	1,054,559
4.75%, 3/29/21		1,000	1,030,090

			5,540,122

Communications—Telecommunications–0.6%
AT&T, Inc. 3.40%, 5/15/25		2,435	2,317,293
3.95%, 1/15/25		181	178,173
4.125%, 2/17/26		2,162	2,135,882
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(c)		1,345	1,346,722
Verizon Communications, Inc. 4.862%, 8/21/46		448	449,066
Vodafone Group PLC 3.75%, 1/16/24		439	434,013
4.125%, 5/30/25		962	955,237

			7,816,386

Consumer Cyclical—Automotive–0.2%
Ford Motor Credit Co. LLC 2.597%, 11/04/19	U.S.$	479	474,727
3.81%, 1/09/24		219	208,808
General Motors Co. 3.50%, 10/02/18		580	580,000
4.20%, 10/01/27		220	207,216
General Motors Financial Co., Inc. 3.10%, 1/15/19		675	675,479
3.70%, 5/09/23		116	113,318
4.00%, 1/15/25		335	323,721
5.25%, 3/01/26		152	155,406

			2,738,675

Consumer Cyclical—Entertainment–0.1%
Carnival Corp. 1.625%, 2/22/21	EUR	1,190	1,428,115

Consumer Non-Cyclical–0.8%
AbbVie, Inc. 1.375%, 5/17/24		209	246,622
Baxalta, Inc. 3.60%, 6/23/22	U.S.$	66	65,615
Bayer US Finance LLC 2.375%, 10/08/19(c)		448	444,989
Becton Dickinson and Co. 3.734%, 12/15/24		159	155,688
Biogen, Inc. 4.05%, 9/15/25		663	665,314
CVS Health Corp. 4.10%, 3/25/25		1,260	1,255,666
4.30%, 3/25/28		1,260	1,248,962
Danone SA 1.691%, 10/30/19(c)		300	295,596
Gilead Sciences, Inc. 2.55%, 9/01/20		612	605,599
Laboratory Corp. of America Holdings 3.20%, 2/01/22		245	242,055
3.60%, 2/01/25		113	109,645
McKesson Corp. 0.625%, 8/17/21	EUR	360	421,748
Mylan NV 3.125%, 11/22/28(c)		446	528,543
Mylan, Inc. 4.20%, 11/29/23	U.S.$	292	288,662
Philip Morris International, Inc. 0.625%, 11/08/24	EUR	640	723,121
Reynolds American, Inc. 4.45%, 6/12/25	U.S.$	500	503,205
6.875%, 5/01/20		275	289,713
Sigma Alimentos SA de CV 4.125%, 5/02/26(c)		207	197,168
Tyson Foods, Inc. 3.95%, 8/15/24		760	758,996
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20		556	550,556
Zoetis, Inc. 3.45%, 11/13/20		263	264,042

			9,861,505

34	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Energy–1.2%
Cenovus Energy, Inc. 3.00%, 8/15/22	U.S.$	54	$51,930
4.25%, 4/15/27		913	882,588
5.70%, 10/15/19		220	225,110
Encana Corp. 3.90%, 11/15/21		410	411,529
Energy Transfer LP/Regency Energy Finance Corp. 4.50%, 11/01/23		195	197,781
Energy Transfer Partners LP 3.60%, 2/01/23		55	54,011
4.65%, 6/01/21		175	179,165
4.75%, 1/15/26		600	605,034
Enterprise Products Operating LLC 3.70%, 2/15/26		1,326	1,304,864
Hess Corp. 4.30%, 4/01/27		1,960	1,902,415
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		255	256,647
4.15%, 2/01/24		1,200	1,203,456
Kinder Morgan, Inc./DE 4.30%, 3/01/28		414	410,046
5.00%, 2/15/21(c)		169	174,344
Noble Energy, Inc. 3.85%, 1/15/28		425	401,021
3.90%, 11/15/24		1,235	1,213,189
4.15%, 12/15/21		424	429,122
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		1,242	1,196,568
Sabine Pass Liquefaction LLC 5.00%, 3/15/27		601	616,788
5.625%, 3/01/25		648	690,574
Spectra Energy Partners LP 3.50%, 3/15/25		795	766,062
Sunoco Logistics Partners Operations LP 3.90%, 7/15/26		487	461,993
Tengizchevroil Finance Co. International Ltd. 4.00%, 8/15/26(c)		363	343,942
TransCanada PipeLines Ltd. 9.875%, 1/01/21		252	286,310
Western Gas Partners LP 4.50%, 3/01/28		325	312,130
4.75%, 8/15/28		220	215,142
Williams Cos., Inc. (The) 3.90%, 1/15/25		245	239,973
4.125%, 11/15/20		875	884,494

			15,916,228

Other Industrial–0.1%
Alfa SAB de CV 5.25%, 3/25/24(c)		1,013	1,036,426

Services–0.2%
Expedia Group, Inc. 3.80%, 2/15/28	U.S.$	1,395	1,285,786
S&P Global, Inc. 4.40%, 2/15/26		762	781,949
Total System Services, Inc. 4.00%, 6/01/23		458	460,519

			2,528,254

Technology–0.7%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24		420	408,273
3.875%, 1/15/27		773	728,560
Dell International LLC/EMC Corp. 4.42%, 6/15/21(c)		176	178,584
5.45%, 6/15/23(c)		669	702,999
6.02%, 6/15/26(c)		788	841,647
Fidelity National Information Services, Inc. 0.40%, 1/15/21	EUR	314	365,707
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(c)	U.S.$	960	951,552
4.90%, 10/15/25		800	822,744
KLA-Tencor Corp. 4.65%, 11/01/24		1,340	1,375,416
Lam Research Corp. 2.80%, 6/15/21		405	397,791
Seagate HDD Cayman 4.75%, 6/01/23–1/01/25		521	501,874
4.875%, 3/01/24		682	671,756
Tencent Holdings Ltd. 3.375%, 5/02/19(c)		294	294,668

			8,241,571

Transportation—Services–0.2%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(c)		1,245	1,219,973
4.00%, 7/30/27(c)		645	582,575
Penske Truck Leasing Co. Lp/PTL Finance Corp. 3.375%, 2/01/22(c)		695	684,029

			2,486,577

			66,819,455

Utility–0.3%
Electric–0.3%
Adani Transmission Ltd. 4.00%, 8/03/26(c)		650	578,571
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		249	301,972
Enel Chile SA 4.875%, 6/12/28		756	760,159
Enel Finance International NV 4.25%, 9/14/23(c)		499	494,454

2018 Annual Report	35

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Exelon Generation Co. LLC 2.95%, 1/15/20	U.S.$	778	$775,603
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(c)		776	788,610
Monongahela Power Co. 4.10%, 4/15/24(c)		305	310,252

			4,009,621

Total Corporates—Investment Grade (cost $153,052,788)			151,545,390

MORTGAGE PASS-THROUGHS–5.7%
Agency Fixed Rate 15-Year–0.4%
Federal National Mortgage Association Series 2013 2.50%, 3/01/28–6/01/28		100	97,504
Series 2014 2.50%, 9/01/29		296	287,410
Series 2016 2.50%, 11/01/31–1/01/32		4,464	4,310,653
Series 2017 2.50%, 2/01/32		180	174,230

			4,869,797

Agency Fixed Rate 30-Year–5.3%
Federal Home Loan Mortgage Corp. Gold Series 2016 4.00%, 2/01/46		1,453	1,481,012
Series 2017 4.00%, 7/01/44		1,134	1,155,806
Federal National Mortgage Association Series 2007 5.50%, 8/01/37		261	283,732
Series 2010 4.00%, 12/01/40		679	691,577
Series 2013 3.50%, 3/01/43		13	13,032
4.00%, 10/01/43		1,899	1,932,340
Series 2014 5.50%, 9/01/41		921	1,000,544
Series 2015 3.00%, 5/01/45–8/01/45		2,399	2,302,914
Series 2017 3.50%, 1/01/47–1/01/48		4,830	4,757,959
Series 2018 3.50%, 2/01/48–4/01/48		25,172	24,796,839
4.00%, 8/01/48–9/01/48		7,346	7,440,761
4.00%, 10/01/48, TBA		620	626,006
4.50%, 9/01/48		7,851	8,150,475
4.50%, 10/01/48, TBA		9,755	10,062,892
5.00%, 10/01/48, TBA		2,850	2,991,609
Government National Mortgage Association Series 2016 3.00%, 4/20/46–5/20/46	U.S.$	1,110	1,078,584

			68,766,082

Total Mortgage Pass-Throughs (cost $74,849,420)			73,635,879

COMMERCIAL MORTGAGE-BACKED SECURITIES–3.9%
Non-Agency Fixed Rate CMBS–2.9%
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/50		615	598,355
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 5/10/58		1,250	1,209,044
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(c)		2,120	2,103,018
Citigroup Commercial Mortgage Trust Series 2015-GC27, Class A5 3.137%, 2/10/48		838	815,192
Series 2015-GC27, Class XA 1.534%, 2/10/48(h)		6,718	448,821
Series 2015-GC35, Class A4 3.818%, 11/10/48		525	528,935
Series 2016-C1, Class A4 3.209%, 5/10/49		1,411	1,361,889
Series 2016-GC36, Class A5 3.616%, 2/10/49		645	639,633
Series 2018-B2, Class A4 4.009%, 3/10/51		450	456,423
Commercial Mortgage Trust Series 2010-C1, Class D 6.308%, 7/10/46(c)(g)		1,070	1,090,299
Series 2014-UBS3, Class A4 3.819%, 6/10/47		570	576,306
Series 2014-UBS5, Class A4 3.838%, 9/10/47		990	1,000,324
Series 2015-CR24, Class A5 3.696%, 8/10/48		655	656,981
Series 2015-DC1, Class A5 3.35%, 2/10/48		1,005	985,914
Series 2015-LC21, Class XA 0.971%, 7/10/48(h)		6,128	212,713
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 6/15/57		486	479,426
Series 2015-C3, Class A4 3.718%, 8/15/48		671	670,644
Series 2015-C4, Class A4 3.808%, 11/15/48		1,775	1,781,897
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.558%, 8/10/44(c)(g)		755	740,705

36	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)			U.S. $ Value
Series 2013-G1, Class A1 2.059%, 4/10/31(c)	U.S.$		283	$275,581
Series 2013-G1, Class A2 3.557%, 4/10/31(c)			1,094	1,071,836
Series 2014-GC18, Class D 5.108%, 1/10/47(c)(g)			200	182,745
Series 2018-GS9, Class A4 3.992%, 3/10/51			1,640	1,662,529
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47(g)			342	342,613
Series 2011-C5, Class D 5.586%, 8/15/46(c)(g)			116	115,578
Series 2012-C6, Class E 5.312%, 5/15/45(c)(g)			375	332,049
Series 2012-CBX, Class E 5.191%, 6/15/45(c)(g)			305	279,624
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class A5 3.775%, 8/15/47			1,085	1,094,702
Series 2014-C22, Class XA 1.038%, 9/15/47(h)			16,148	646,098
Series 2015-C30, Class A5 3.822%, 7/15/48			655	661,939
Series 2015-C31, Class A3 3.801%, 8/15/48			1,344	1,353,941
Series 2015-C32, Class C 4.817%, 11/15/48(g)			704	702,021
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39(g)			377	259,968
LSTAR Commercial Mortgage Trust Series 2015-3, Class A2 2.729%, 4/20/48(c)			608	601,215
Series 2016-4, Class A2 2.579%, 3/10/49(c)			1,327	1,276,667
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(g)(i)			464	431,189
Series 2016-UB12, Class A4 3.596%, 12/15/49			1,005	989,163
UBS Commercial Mortgage Trust Series 2018-C10, Class A4 4.313%, 5/15/51			1,220	1,259,687
Series 2018-C8, Class A4 3.983%, 2/15/51			1,020	1,027,171
Series 2018-C9, Class A4 4.117%, 3/15/51			1,690	1,718,301
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45			2,030	1,981,387
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.618%, 9/15/48(g)		U.S.$	669	657,117
Series 2016-LC25, Class C 4.583%, 12/15/59(g)			125	120,610
Series 2016-NXS6, Class C 4.455%, 11/15/49(g)			750	743,021
Series 2018-C43, Class A4 4.012%, 3/15/51			450	453,483

				36,596,754

Non-Agency Floating Rate CMBS–1.0%
Ashford Hospitality Trust Series 2018-ASHF, Class A 3.058% (LIBOR 1 Month + 0.90%), 4/15/35(c)(j)			1,014	1,015,642
Series 2018-KEYS, Class A 3.158% (LIBOR 1 Month + 1.00%), 5/15/35(c)(j)			1,700	1,701,559
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 3.158% (LIBOR 1 Month + 1.00%), 11/15/33(c)(g)(j)			1,935	1,956,978
BHMS Series 2018-ATLS, Class A 3.408% (LIBOR 1 Month + 1.25%), 7/15/35(c)(j)			1,865	1,867,372
BX Trust Series 2017-IMC, Class A 3.208% (LIBOR 1 Month + 1.05%), 10/15/32(c)(j)			1,180	1,181,125
Credit Suisse Mortgage Trust Series 2016-MFF, Class D 6.758% (LIBOR 1 Month + 4.60%), 11/15/33(c)(g)(j)			640	640,037
Great Wolf Trust Series 2017-WOLF, Class A 3.158% (LIBOR 1 Month + 0.85%), 9/15/34(c)(j)			914	914,295
H/2 Asset Funding NRE Series 2015-1A, Class AFL 3.866% (LIBOR 1 Month + 1.65%), 6/24/49(g)(j)(k)			128	128,449
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 4.081% (LIBOR 1 Month + 1.95%), 11/15/26(c)(j)			263	263,035
RETL Series 2018-RVP, Class A 3.258% (LIBOR 1 Month + 1.10%), 3/15/33(c)(j)			823	826,478
Starwood Retail Property Trust Series 2014-STAR, Class A 3.378% (LIBOR 1 Month + 1.22%), 11/15/27(c)(j)			2,318	2,320,977

2018 Annual Report	37

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value
Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class A 3.508% (LIBOR 1 Month + 1.35%), 6/15/29(c)(j)		U.S.$	209	$209,131

				13,025,078

Total Commercial Mortgage-Backed Securities (cost $50,874,890)				49,621,832

COLLATERALIZED MORTGAGE OBLIGATIONS–3.1%
Risk Share Floating Rate–2.5%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 8.716% (LIBOR 1 Month + 6.50%), 4/25/26(j)(k)			40	40,529
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.566% (LIBOR 1 Month + 1.35%), 8/25/28(c)(j)			680	686,060
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 6.466% (LIBOR 1 Month + 4.25%), 11/25/23(j)			561	624,955
Series 2014-DN4, Class M3 6.766% (LIBOR 1 Month + 4.55%), 10/25/24(j)			959	1,065,040
Series 2014-HQ3, Class M3 6.966% (LIBOR 1 Month + 4.75%), 10/25/24(j)			818	907,072
Series 2015-DNA1, Class M2 4.066% (LIBOR 1 Month + 1.85%), 10/25/27(j)			316	321,400
Series 2015-DNA2, Class M2 4.816% (LIBOR 1 Month + 2.60%), 12/25/27(j)			866	884,082
Series 2015-DNA3, Class M3 6.916% (LIBOR 1 Month + 4.70%), 4/25/28(j)			308	367,160
Series 2015-HQ1, Class M2 4.416% (LIBOR 1 Month + 2.20%), 3/25/25(j)			52	52,254
Series 2015-HQA1, Class M2 4.866% (LIBOR 1 Month + 2.65%), 3/25/28(j)			719	730,413
Series 2015-HQA2, Class M3 7.016% (LIBOR 1 Month + 4.80%), 5/25/28(j)			539	630,685
Series 2016-DNA1, Class M2 5.116% (LIBOR 1 Month + 2.90%), 7/25/28(j)			343	351,161
Series 2016-DNA1, Class M3 7.766% (LIBOR 1 Month + 5.55%), 7/25/28(j)			318	384,571
Series 2016-DNA2, Class M3 6.866% (LIBOR 1 Month + 4.65%), 10/25/28(j)	U.S.$		842	969,375
Series 2016-DNA3, Class M2 4.216% (LIBOR 1 Month + 2.00%), 12/25/28(j)			255	258,004
Series 2016-DNA4, Class M2 3.516% (LIBOR 1 Month + 1.30%), 3/25/29(j)			300	302,537
Series 2016-HQA1, Class M3 8.566% (LIBOR 1 Month + 6.35%), 9/25/28(j)			386	474,684
Series 2017-DNA2, Class M2 5.666% (LIBOR 1 Month + 3.45%), 10/25/29(j)			434	478,291
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C02, Class 1M1 3.166% (LIBOR 1 Month + 0.95%), 5/25/24(j)			68	68,081
Series 2014-C03, Class 1M2 5.216% (LIBOR 1 Month + 3.00%), 7/25/24(j)			452	484,801
Series 2014-C04, Class 1M2 7.116% (LIBOR 1 Month + 4.90%), 11/25/24(j)			1,136	1,299,612
Series 2014-C04, Class 2M2 7.216% (LIBOR 1 Month + 5.00%), 11/25/24(j)			851	962,028
Series 2015-C01, Class 1M2 6.516% (LIBOR 1 Month + 4.30%), 2/25/25(j)			1,648	1,816,269
Series 2015-C01, Class 2M2 6.766% (LIBOR 1 Month + 4.55%), 2/25/25(j)			635	687,314
Series 2015-C02, Class 1M2 6.216% (LIBOR 1 Month + 4.00%), 5/25/25(j)			922	1,014,408
Series 2015-C02, Class 2M2 6.216% (LIBOR 1 Month + 4.00%), 5/25/25(j)			1,243	1,340,123
Series 2015-C03, Class 1M2 7.216% (LIBOR 1 Month + 5.00%), 7/25/25(j)			1,217	1,388,815
Series 2015-C03, Class 2M2 7.216% (LIBOR 1 Month + 5.00%), 7/25/25(j)			1,296	1,446,431
Series 2015-C04, Class 1M2 7.916% (LIBOR 1 Month + 5.70%), 4/25/28(j)			860	1,000,372
Series 2015-C04, Class 2M2 7.766% (LIBOR 1 Month + 5.55%), 4/25/28(j)			639	724,672
Series 2016-C01, Class 1M2 8.966% (LIBOR 1 Month + 6.75%), 8/25/28(j)			1,355	1,626,689

38	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Series 2016-C01, Class 2M2 9.166% (LIBOR 1 Month + 6.95%), 8/25/28(j)	U.S.$	840	$992,285
Series 2016-C02, Class 1M2 8.216% (LIBOR 1 Month + 6.00%), 9/25/28(j)		1,393	1,638,678
Series 2016-C03, Class 1M1 4.216% (LIBOR 1 Month + 2.00%), 10/25/28(j)		44	44,971
Series 2016-C03, Class 1M2 7.516% (LIBOR 1 Month + 5.30%), 10/25/28(j)		134	157,961
Series 2016-C03, Class 2M1 4.416% (LIBOR 1 Month + 2.20%), 10/25/28(j)		15	14,875
Series 2016-C03, Class 2M2 8.116% (LIBOR 1 Month + 5.90%), 10/25/28(j)		2,002	2,317,461
Series 2016-C04, Class 1M2 6.466% (LIBOR 1 Month + 4.25%), 1/25/29(j)		331	373,873
Series 2016-C05, Class 2M2 6.666% (LIBOR 1 Month + 4.45%), 1/25/29(j)		1,578	1,760,489
Series 2016-C07, Class 2M2 5.106% (LIBOR 1 Month + 4.35%), 5/25/29(j)		275	306,884
Series 2017-C02, Class 2M2 5.866% (LIBOR 1 Month + 3.65%), 9/25/29(j)		276	303,806
Series 2018-C01, Class 1M2 4.466% (LIBOR 1 Month + 2.25%), 7/25/30(j)		350	357,978
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.466% (LIBOR 1 Month + 4.25%), 11/25/24(j)(k)		87	94,301
Series 2015-CH1, Class M1 4.216% (LIBOR 1 Month + 2.00%), 10/25/25(j)(k)		103	103,656
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.466% (LIBOR 1 Month + 5.25%), 11/25/25(j)(k)		474	533,184
Series 2015-WF1, Class 2M2 7.716% (LIBOR 1 Month + 5.50%), 11/25/25(j)(k)		143	165,442

			32,553,732

Agency Floating Rate–0.5%
Federal Home Loan Mortgage Corp. REMICs Series 4116, Class LS 4.042% (6.20%–LIBOR 1 Month), 10/15/42(j)(l)		1,056	169,492
Series 4693, Class SL 3.992% (6.15%–LIBOR 1 Month), 6/15/47(j)(l)	U.S.$	3,173	521,115
Series 4719, Class JS 3.992% (6.15%–LIBOR 1 Month), 9/15/47(j)(l)		1,449	224,114
Series 4727, Class SA 4.042% (6.20%–LIBOR 1 Month), 11/15/47(j)(l)		3,439	558,210
Federal National Mortgage Association REMICs Series 2011-131, Class ST 4.324% (6.54%–LIBOR 1 Month), 12/25/41(j)(l)		1,474	252,451
Series 2012-70, Class SA 4.334% (6.55%–LIBOR 1 Month), 7/25/42(j)(l)		1,973	350,538
Series 2014-17, Class SA 3.834% (6.05%–LIBOR 1 Month), 4/25/44(j)(l)		3,958	596,400
Series 2014-78, Class SE 3.884% (6.10%–LIBOR 1 Month), 12/25/44(j)(l)		1,372	195,325
Series 2014-92, Class SX 3.884% (6.10%–LIBOR 1 Month), 1/25/45(j)(l)		3,518	532,138
Series 2016-77, Class DS 3.784% (6.00%–LIBOR 1 Month), 10/25/46(j)(l)		2,985	456,837
Series 2017-16, Class SG 3.834% (6.05%–LIBOR 1 Month), 3/25/47(j)(l)		1,494	231,764
Series 2017-62, Class AS 3.934% (6.15%–LIBOR 1 Month), 8/25/47(j)(l)		1,486	237,826
Series 2017-81, Class SA 3.984% (6.20%–LIBOR 1 Month), 10/25/47(j)(l)		1,256	208,415
Series 2017-97, Class LS 3.984% (6.20%–LIBOR 1 Month), 12/25/47(j)(l)		2,266	392,986
Series 2017-97, Class SW 3.984% (6.20%–LIBOR 1 Month), 12/25/47(j)(l)		1,230	203,440
Government National Mortgage Association Series 2017-122, Class SA 4.035% (6.20%–LIBOR 1 Month), 8/20/47(j)(l)		1,382	238,379
Series 2017-134, Class SE 4.035% (6.20%–LIBOR 1 Month), 9/20/47(j)(l)		1,385	214,561
Series 2017-65, Class ST 3.985% (6.15%–LIBOR 1 Month), 4/20/47(j)(l)		1,683	273,132

			5,857,123

2018 Annual Report	39

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Non-Agency Fixed Rate–0.1%
Alternative Loan Trust Series 2005-57CB, Class 4A3 5.50%, 12/25/35	U.S.$	981	$847,340

Total Collateralized Mortgage Obligations (cost $36,610,174)			39,258,195

ASSET-BACKED SECURITIES–2.8%
Autos—Fixed Rate–1.4%
AmeriCredit Automobile Receivables Trust Series 2017-3, Class A2A 1.69%, 12/18/20		169	168,866
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(c)		1,113	1,113,034
Series 2018-1A, Class A 3.70%, 9/20/24(c)		1,240	1,233,359
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		289	288,346
CPS Auto Trust Series 2017-A, Class A 1.68%, 8/17/20(c)		75	74,845
DT Auto Owner Trust Series 2017-3A, Class A 1.73%, 8/17/20(c)		50	50,400
Series 2018-1A, Class A 2.59%, 5/17/21(c)		570	569,858
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(c)		390	413,115
Series 2016-3A, Class A 1.84%, 11/16/20(c)		34	33,704
Series 2017-2A, Class A 2.11%, 6/15/21(c)		136	136,032
Series 2018-1A, Class A 2.21%, 5/17/21(c)		384	382,980
Series 2018-2A, Class A 2.79%, 7/15/21(c)		591	590,259
First Investors Auto Owner Trust Series 2016-2A, Class A1 1.53%, 11/16/20(c)		9	9,151
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(c)		330	349,968
Series 2016-4, Class A2 1.96%, 2/16/21(c)		238	237,010
Series 2016-4, Class D 3.89%, 11/15/22(c)		435	433,132
Series 2017-2, Class A
1.85%, 7/15/21(c)		279	277,545
Series 2017-3, Class A 1.88%, 10/15/21(c)		263	260,880
Series 2017-4, Class A 2.07%, 4/15/22(c)	U.S.$	115	113,715
Series 2018-3, Class B 3.59%, 12/16/24(c)		600	598,471
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(c)		408	405,329
Ford Credit Auto Owner Trust/Ford Credit Series 2014-1, Class A 2.26%, 11/15/25(c)		1,500	1,495,091
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		816	805,254
Series 2016-1, Class A1 1.76%, 2/15/21		649	646,936
Series 2017-1, Class A1 2.07%, 5/15/22		1,090	1,072,371
Harley-Davidson Motorcycle Trust Series 2015-1, Class A3 1.41%, 6/15/20		16	16,368
Hertz Vehicle Financing II LP Series 2015-1A, Class A 2.73%, 3/25/21(c)		1,975	1,957,848
Series 2015-1A, Class B 3.52%, 3/25/21(c)		131	130,189
Series 2015-3A, Class A 2.67%, 9/25/21(c)		725	711,983
Series 2017-1A, Class A 2.96%, 10/25/21(c)		1,395	1,376,577
Series 2018-1A, Class A 3.29%, 2/25/24(c)		450	437,658
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 6/27/22(c)		500	498,071
Santander Drive Auto Receivables Trust Series 2017-3, Class A2 1.67%, 6/15/20		58	58,000
Westlake Automobile Receivables Trust Series 2016-3A, Class E 5.69%, 10/16/23(c)		350	357,335
Series 2018-3A, Class A1 2.53%, 9/16/19(c)		684	683,726

			17,987,406

Other ABS—Fixed Rate–0.9%
CLUB Credit Trust Series 2017-P2, Class A 2.61%, 1/15/24(c)(g)		605	601,682
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21		1,143	1,139,844

40	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class A 3.39%, 7/15/25(c)(g)	U.S.$	339	$338,732
Marlette Funding Trust Series 2017-1A, Class A 2.827%, 3/15/24(c)(g)		109	109,245
Series 2017-2A, Class A 2.39%, 7/15/24(c)(g)		203	202,287
Series 2017-3A, Class A 2.36%, 12/15/24(c)(g)		214	213,517
Series 2017-3A, Class B 3.01%, 12/15/24(c)(g)		332	329,652
Series 2018-1A, Class A 2.61%, 3/15/28(c)(g)		683	681,303
Series 2018-3A, Class A 3.20%, 9/15/28(c)(g)		595	595,350
Prosper Marketplace Issuance Trust Series 2017-2A, Class B 3.48%, 9/15/23(c)(g)		330	329,500
SBA Tower Trust Series 2014-1A, Class C 2.898%, 10/15/44(c)(g)		396	395,204
Series 2014-2A, Class C 3.869%, 10/15/49(c)(g)		774	771,884
Series 2015-1A, Class C 3.156%, 10/08/20(c)(g)		538	533,966
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(c)(g)		183	182,609
Series 2016-3, Class A 3.05%, 12/26/25(c)(g)		256	255,042
Series 2017-2, Class A 3.28%, 2/25/26(c)(g)		768	766,315
Series 2017-5, Class A2 2.78%, 9/25/26(c)(g)		940	923,283
Series 2017-6, Class A2 2.82%, 11/25/26(c)(g)		1,125	1,113,040
SoFi Consumer Loan Program Trust Series 2018-1, Class A1 2.55%, 2/25/27(c)(g)		437	435,525
Series 2018-1, Class B 3.65%, 2/25/27(c)(g)		277	272,950
Series 2018-3, Class A2 3.67%, 8/25/27(c)(g)		757	757,191

			10,948,121

Credit Cards—Fixed Rate–0.5%
Barclays Dryrock Issuance Trust Series 2015-1, Class A 2.20%, 12/15/22		1,597	1,579,584
Series 2015-4, Class A 1.72%, 8/16/21		643	642,837
GE Capital Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,664	1,662,417
Synchrony Credit Card Master Note Trust Series 2016-1, Class A 2.04%, 3/15/22	U.S.$	626	624,434
World Financial Network Credit Card Master Trust Series 2017-B, Class A 1.98%, 6/15/23		570	565,370
Series 2018-A, Class A 3.07%, 12/16/24		1,340	1,331,723
Series 2018-B, Class M 3.81%, 7/15/25		445	444,941

			6,851,306

Autos—Floating Rate–0.0%
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A2 2.728% (LIBOR 1 Month + 0.57%), 1/15/22(j)		210	211,056

Total Asset-Backed Securities (cost $36,157,757)			35,997,889

CORPORATES—NON-INVESTMENT GRADE–2.7%
Industrial–1.5%
Communications—Media–0.1%
Altice France SA/France 7.375%, 5/01/26(c)		505	504,949
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(c)		725	694,565
CSC Holdings LLC 6.75%, 11/15/21		285	300,510

			1,500,024

Communications—Telecommunications–0.2%
CenturyLink, Inc. Series S 6.45%, 6/15/21		249	259,510
Series T 5.80%, 3/15/22		250	254,312
Sprint Capital Corp. 6.90%, 5/01/19		1,230	1,250,382

			1,764,204

Consumer Cyclical—Automotive–0.1%
Adient Global Holdings Ltd. 4.875%, 8/15/26(c)		340	302,933
LKQ Italia Bondco SpA 3.875%, 4/01/24(c)	EUR	156	191,992

			494,925

Consumer Cyclical—Other–0.1%
International Game Technology PLC
4.75%, 2/15/23(c)		305	382,418
6.50%, 2/15/25(c)	U.S.$	885	918,170

2018 Annual Report	41

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
KB Home 4.75%, 5/15/19	U.S.$	265	$266,555

			1,567,143

Consumer Non-Cyclical–0.2%
HCA, Inc. 5.375%, 9/01/26		862	871,396
5.625%, 9/01/28		225	225,997
Hill-Rom Holdings, Inc. 5.75%, 9/01/23(c)		95	97,581
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 4.875%, 4/15/20(c)		213	211,507
5.75%, 8/01/22(c)		53	48,849
Spectrum Brands, Inc. 5.75%, 7/15/25		821	830,293
Tenet Healthcare Corp. 4.375%, 10/01/21		174	173,165
4.50%, 4/01/21		255	254,572

			2,713,360

Energy–0.6%
Antero Resources Corp. 5.125%, 12/01/22		591	599,936
Cheniere Energy Partners LP 5.25%, 10/01/25		381	381,903
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		501	366,772
Energy Transfer Equity LP 4.25%, 3/15/23		450	448,173
EnLink Midstream Partners LP 4.15%, 6/01/25		515	488,498
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/26(c)		766	773,952
Nabors Industries, Inc. 5.50%, 1/15/23		1,244	1,226,273
PDC Energy, Inc. 5.75%, 5/15/26		1,050	999,159
QEP Resources, Inc. 5.25%, 5/01/23		561	547,216
Range Resources Corp. 5.00%, 8/15/22		563	557,617
SM Energy Co. 6.625%, 1/15/27		140	144,644
Southern Star Central Corp. 5.125%, 7/15/22(c)		412	411,530
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23(c)		1,034	1,024,301

			7,969,974

Services–0.0%
Aramark Services, Inc. 5.00%, 2/01/28(c)		231	226,717

Technology–0.1%
EMC Corp. 3.375%, 6/01/23		645	611,086
Western Digital Corp. 4.75%, 2/15/26	U.S.$	795	770,045

			1,381,131

Transportation—Services–0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(c)		717	672,138
Europcar Mobility Group 5.75%, 6/15/22(c)	EUR	173	206,833
Hertz Corp. (The) 5.50%, 10/15/24(c)	U.S.$	300	249,027
Loxam SAS 4.25%, 4/15/24(c)	EUR	160	196,414

			1,324,412

			18,941,890

Financial Institutions–1.1%
Banking–1.0%
ABN AMRO Bank NV 5.75%, 9/22/20(c)(f)		200	246,115
Banco Bilbao Vizcaya Argentaria SA 5.875%, 5/24/22(c)(f)		400	471,911
Banco Santander SA 6.25%, 9/11/21(c)(f)		500	604,089
Barclays Bank PLC 6.86%, 6/15/32(c)(f)	U.S.$	205	223,138
Barclays PLC 8.00%, 12/15/20(f)	EUR	630	806,451
CIT Group, Inc. 5.25%, 3/07/25	U.S.$	771	785,811
Citigroup, Inc. 5.95%, 1/30/23(f)		491	501,228
Series P 5.95%, 5/15/25(f)		367	369,753
Credit Suisse Group AG 6.25%, 12/18/24(c)(f)		555	548,101
7.50%, 7/17/23–12/11/23(c)(f)		478	496,160
Danske Bank A/S 5.875%, 4/06/22(c)(f)	EUR	320	378,417
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(f)	U.S.$	1,119	1,059,882
ING Groep NV 6.875%, 4/16/22(c)(f)		835	849,104
Intesa Sanpaolo SpA
5.017%, 6/26/24(c)		400	361,200
Series E 3.928%, 9/15/26(c)	EUR	239	277,943
Royal Bank of Scotland Group PLC 2.011% (EURIBOR 3 Month + 2.33%), 12/31/18(c)(f)(j)		250	280,103
8.625%, 8/15/21(f)	U.S.$	1,035	1,107,057
Series U 4.706% (LIBOR 3 Month + 2.32%), 9/30/27(f)(j)		1,300	1,224,561

42	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Standard Chartered PLC
3.849% (LIBOR 3 Month + 1.51%), 1/30/27(c)(f)(j)	U.S.$	800	$668,008
7.50%, 4/02/22(c)(f)		557	572,318
UBS Group Funding Switzerland AG 7.125%, 8/10/21(c)(f)		545	571,340

			12,402,690

Finance–0.1%
Navient Corp. 6.625%, 7/26/21		1,140	1,186,819

Insurance–0.0%
Voya Financial, Inc. 5.65%, 5/15/53		545	548,646

			14,138,155

Utility–0.1%
Electric–0.1%
AES Corp./VA 4.00%, 3/15/21		985	982,587

			982,587

Total Corporates—Non-Investment Grade (cost $34,689,112)			34,062,632

GOVERNMENTS–SOVEREIGN AGENCIES–0.7%
Canada–0.7%
Canada Housing Trust No. 1 1.25%, 6/15/21(c)	CAD	8,795	6,601,238
1.90%, 9/15/26(c)		720	522,632
2.25%, 12/15/25(c)		3,140	2,352,380

Total Governments—Sovereign Agencies (cost $9,619,221)			9,476,250

COVERED BONDS–0.6%
Banco de Sabadell SA 0.875%, 11/12/21(c)	EUR	500	593,535
Commonwealth Bank of Australia Series E 0.75%, 11/04/21(c)		610	722,894
Credit Suisse AG/Guernsey 1.75%, 1/15/21(c)		560	677,379
Danske Bank A/S 1.25%, 6/11/21(c)		595	714,762
DNB Boligkreditt AS 3.875%, 6/16/21(c)		473	607,126
National Bank of Canada 1.50%, 3/25/21(c)		461	555,626
Royal Bank of Canada 1.625%, 8/04/20(c)		575	689,582
Santander UK PLC 1.625%, 11/26/20(c)		564	678,577
Turkiye Vakiflar Bankasi TAO 2.375%, 5/04/21(c)		435	480,688
UBS AG/London 1.375%, 4/16/21(c)	EUR	570	686,041
Westpac Banking Corp. Series E 1.50%, 3/24/21(c)		585	704,889

Total Covered Bonds (cost $6,760,889)			7,111,099

COLLATERALIZED LOAN OBLIGATIONS–0.5%
CLO—Floating Rate–0.5%
Black Diamond CLO Ltd. Series 2016-1A, Class A2AR 4.085% (LIBOR 3 Month + 1.75%), 4/26/31(c)(g)(j)	U.S.$	250	249,917
Dryden CLO Ltd. Series 2018-57A, Class A 3.324% (LIBOR 3 Month + 1.01%), 5/15/31(c)(g)(j)		750	747,115
Goldentree Loan Opportunities Ltd. Series 2015-11A, Class AR2 3.403% (LIBOR 3 Month + 1.07%), 1/18/31(c)(g)(j)		354	353,702
Greywolf CLO V Ltd. Series 2015-1A, Class A1R 3.495% (LIBOR 3 Month + 1.16%), 1/27/31(c)(g)(j)		344	344,490
Greywolf CLO VI Ltd. Series 2018-1A, Class A1 3.539% (LIBOR 3 Month + 1.03%), 4/26/31(c)(g)(j)		250	249,327
Series 2018-1A, Class A2 4.139% (LIBOR 3 Month + 1.63%), 4/26/31(c)(g)(j)		250	249,986
Marble Point CLO XI Ltd. Series 2017-2A, Class A 3.513% (LIBOR 3 Month + 1.18%), 12/18/30(c)(g)(j)		678	677,623
OZLM Ltd. Series 2018-18A, Class A 3.35% (LIBOR 3 Month + 1.02%), 4/15/31(c)(g)(j)		745	742,611
Series 2018-22A, Class A1 3.406% (LIBOR 3 Month + 1.07%), 1/17/31(c)(g)(j)		302	302,208
Rockford Tower CLO Ltd. Series 2017-3A, Class A 3.538% (LIBOR 3 Month + 1.19%), 10/20/30(c)(g)(j)		668	668,498
Sound Point CLO XIX Ltd. Series 2018-1A, Class A 3.354% (LIBOR 3 Month + 1.00%), 4/15/31(c)(g)(j)		1,050	1,044,683
THL Credit Wind River CLO Ltd. Series 2014-2A, Class AR 3.479% (LIBOR 3 Month + 1.14%), 1/15/31(c)(g)(j)		722	722,437

2018 Annual Report	43

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Series 2017-4A, Class B 3.772% (LIBOR 3 Month + 1.45%), 11/20/30(c)(g)(j)	U.S.$	300	$298,121

Total Collateralized Loan Obligations (cost $6,660,858)			6,650,718

AGENCIES–0.5%
Agency Debentures–0.5%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20 (cost $6,057,267)		6,490	6,139,086

EMERGING MARKETS—CORPORATE BONDS–0.4%
Industrial–0.3%
Capital Goods–0.0%
Odebrecht Finance Ltd. 5.25%, 6/27/29(c)		215	67,725
7.125%, 6/26/42(c)		760	256,500

			324,225

Consumer Non-Cyclical–0.1%
BRF SA 3.95%, 5/22/23(c)		708	639,855
Minerva Luxembourg SA 6.50%, 9/20/26(c)		648	606,690
Natura Cosmeticos SA 5.375%, 2/01/23(c)		244	235,765

			1,482,310

Energy–0.1%
Petrobras Global Finance BV 6.25%, 3/17/24		518	519,165
8.75%, 5/23/26		60	65,430

			584,595

Transportation—Services–0.1%
Rumo Luxembourg SARL 5.875%, 1/18/25(c)		615	571,950
7.375%, 2/09/24(c)		510	518,925

			1,090,875

			3,482,005

Utility–0.1%
Electric–0.1%
Genneia SA 8.75%, 1/20/22(c)		377	351,552
Terraform Global Operating LLC 6.125%, 3/01/26(c)		344	330,760

			682,312

Financial Institutions–0.0%
Banking–0.0%
Itau Unibanco Holding SA/Cayman Island 6.125%, 12/12/22(c)(f)	U.S.$	600	555,750

Total Emerging Markets—Corporate Bonds (cost $5,079,524)			4,720,067

EMERGING MARKETS—SOVEREIGNS–0.3%
Angola–0.0%
Republic of Angola Via Northern Lights III BV 7.00%, 8/17/19(c)		174	175,140

Brazil–0.0%
Brazilian Government International Bond 4.625%, 1/13/28		223	204,316

Costa Rica–0.0%
Costa Rica Government International Bond 4.37%, 5/22/19(c)		234	232,127

Dominican Republic–0.1%
Dominican Republic International Bond 5.95%, 1/25/27(c)		446	454,251
7.50%, 5/06/21(c)		380	398,620

			852,871

Egypt–0.1%
Citigroup Global Markets Holdings, Inc./United States Series GSNP Zero Coupon, 10/04/18	EGP	10,080	561,887
Egypt Government International Bond 6.125%, 1/31/22(c)	U.S.$	433	431,917
7.50%, 1/31/27(c)		535	543,025

			1,536,829

Gabon–0.1%
Gabon Government International Bond 6.375%, 12/12/24(c)		305	287,844

Ivory Coast–0.0%
Ivory Coast Government International Bond 5.125%, 6/15/25(c)	EUR	139	162,395

Total Emerging Markets—Sovereigns (cost $3,480,979)			3,451,522

LOCAL GOVERNMENTS—PROVINCIAL BONDS–0.3%
Canada–0.3%
Province of Manitoba Canada 3.85%, 12/01/21	CAD	1,220	981,346

44	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Province of Ontario Canada 2.60%, 6/02/27	CAD	3,045	$2,276,401

Total Local Governments—Provincial Bonds (cost $3,680,689)			3,257,747

QUASI-SOVEREIGNS–0.2%
Quasi-Sovereign Bonds–0.2%
China–0.1%
State Grid Overseas Investment 2014 Ltd. 4.125%, 5/07/24(c)	U.S.$	951	957,153
State Grid Overseas Investment 2016 Ltd. 2.25%, 5/04/20(c)		700	685,133

			1,642,286

Indonesia–0.1%
Pertamina Persero PT 6.45%, 5/30/44(c)		525	570,937
Perusahaan Listrik Negara PT 5.45%, 5/21/28(c)		618	637,313

			1,208,250

Total Quasi-Sovereigns (cost $2,822,024)			2,850,536

SUPRANATIONALS–0.1%
Supranationals–0.1%
European Financial Stability Facility 0.125%, 10/17/23(c) (cost $1,992,950)	EUR	1,703	1,969,004

GOVERNMENTS—SOVEREIGN BONDS–0.1%
Mexico–0.1%
Mexico Government International Bond 3.60%, 1/30/25	U.S.$	838	812,860

Qatar–0.0%
Qatar Government International Bond 3.875%, 4/23/23(c)		750	755,625

Total Governments—Sovereign Bonds (cost $1,568,599)			1,568,485

EMERGING MARKETS—TREASURIES–0.1%
Argentina–0.1%
Argentina POM Politica Monetaria Series POM 42.819% (ARLLMONP), 6/21/20(j)	ARS	24,170	690,725
Argentine Bonos del Tesoro
15.50%, 10/17/26	ARS	9,112	158,762
16.00%, 10/17/23		17,580	347,704

Total Emerging Markets—Treasuries (cost $2,916,818)			1,197,191

LOCAL GOVERNMENTS—REGIONAL BONDS–0.1%
Argentina–0.1%
Provincia de Buenos Aires/Argentina
5.75%, 6/15/19(c)	U.S.$	167	164,495
9.125%, 3/16/24(c)		440	404,800
Provincia de Cordoba 7.125%, 6/10/21(c)		210	186,900

Total Local Governments—Regional Bonds (cost $856,092)			756,195

	Shares
SHORT-TERM INVESTMENTS–7.4%
Investment Companies–4.1%
AB Fixed Income Shares, Inc.– Government Money Market Portfolio–Class AB, 1.98%(a)(b)(m) (cost $52,624,935)		52,624,935	52,624,935

	Principal Amount (000)
U.S. Treasury Bills–1.6%
U.S. Treasury Bill Zero Coupon, 10/11/18–11/29/18 (cost $21,169,155)	U.S.$	21,228	21,167,184

Governments—Treasuries–1.3%
Japan–1.3%
Japan Treasury Discount Bill Series 715 Zero Coupon, 10/22/18 (cost $16,579,722)	JPY	1,850,000	16,283,647

Agency Discount Note–0.4%
Federal Home Loan Bank Zero Coupon, 10/03/18–10/19/18 (cost $5,520,389)	U.S.$	5,525	5,520,109

Total Short-Term Investments (cost $95,894,201)			95,595,875

Total Investments—100.5% (cost $1,267,408,193)			1,288,032,106

Other assets less liabilities—(0.5)%			(6,887,447)

Net Assets—100.0%			$1,281,144,659

2018 Annual Report	45

Schedule of Investments (continued)

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Canadian Bond Futures	75	December 2018	CAD	7,500	$7,779,168	$7,700,615	$(78,553)
10 Yr Japan Bond (OSE) Futures	10	December 2018	JPY	1,000,000	13,228,363	13,209,822	(18,541)
Euro STOXX 50 Index Futures	1,046	December 2018	EUR	10	40,542,003	41,133,719	591,716
FTSE 100 Index Futures	97	December 2018	GBP	1	9,194,734	9,465,169	270,435
Hang Seng Index Futures	46	October 2018	HKD	2	8,121,517	8,190,372	68,855
MSCI Emerging Markets Futures	905	December 2018	USD	45	46,875,408	47,498,925	623,517
Russell 2000 E-Mini Futures	185	December 2018	USD	9	15,878,359	15,732,400	(145,959)
S&P Mid 400 E-Mini Futures	16	December 2018	USD	2	3,282,068	3,240,320	(41,748)
SPI 200 Futures	99	December 2018	AUD	2	11,050,885	11,081,398	30,513
TOPIX Index Futures	460	December 2018	JPY	4,600	69,722,754	73,582,996	3,860,242
U.S. 10 Yr Ultra Futures	49	December 2018	USD	4,900	6,256,690	6,174,000	(82,690)
U.S. Long Bond (CBT) Futures	25	December 2018	USD	2,500	3,623,074	3,512,500	(110,574)
U.S. T-Note 2 Yr (CBT) Futures	552	December 2018	USD	110,400	116,511,189	116,325,376	(185,813)
U.S. T-Note 5 Yr (CBT) Futures	63	December 2018	USD	6,300	7,139,594	7,086,024	(53,570)
U.S. T-Note 10 Yr (CBT) Futures	760	December 2018	USD	76,000	91,043,534	90,273,750	(769,784)
U.S. Ultra Bond (CBT) Futures	277	December 2018	USD	27,700	44,235,774	42,735,906	(1,499,868)

Sold Contracts
10 Yr Australian Bond Futures	169	December 2018	AUD	16,900	15,818,337	15,740,899	77,438
10 Yr Japan Bond (OSE) Futures	8	December 2018	JPY	800,000	10,582,422	10,567,858	14,564
10 Yr Mini Japan Government Bond Futures	147	December 2018	JPY	1,470,000	19,444,833	19,417,145	27,688
Euro Buxl 30 Yr Bond Futures	26	December 2018	EUR	2,600	5,292,154	5,262,252	29,902
Euro-BOBL Futures	201	December 2018	EUR	20,100	30,690,654	30,501,608	189,046
Euro-Bund Futures	98	December 2018	EUR	9,800	18,221,937	18,067,594	154,343
Euro-OAT Futures	23	December 2018	EUR	2,300	4,069,363	4,033,664	35,699
Long Gilt Futures	482	December 2018	GBP	48,200	76,713,698	75,979,218	734,480
S&P 500 E Mini Futures	357	December 2018	USD	18	51,775,211	52,104,150	(328,939)
S&P TSX 60 Index Futures	148	December 2018	CAD	30	21,813,326	21,777,478	35,848
U.S. T-Note 10 Yr (CBT) Futures	319	December 2018	USD	31,900	38,256,534	37,891,219	365,315
U.S. Ultra Bond (CBT) Futures	15	December 2018	USD	1,500	2,371,947	2,314,219	57,728

							$3,851,290

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	642	EUR	549	10/11/18	$(3,280)
Bank of America, NA	JPY	516,068	USD	4,647	11/14/18	91,238
Bank of America, NA	USD	4,541	CAD	5,887	11/14/18	21,436
Bank of America, NA	USD	1,293	JPY	142,613	11/14/18	(33,438)
Bank of America, NA	USD	1,884	SEK	17,058	11/14/18	42,355
Barclays Bank PLC	CHF	5,033	USD	5,207	11/14/18	59,149
Barclays Bank PLC	USD	2,847	INR	198,147	12/13/18	(145,755)
BNP Paribas SA	JPY	84,303	USD	751	10/04/18	8,939

46	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	AUD	4,222	USD	3,068	10/11/18	$15,800
BNP Paribas SA	USD	1,496	GBP	1,146	10/12/18	(829)
BNP Paribas SA	MXN	30,180	USD	1,560	10/19/18	(48,508)
BNP Paribas SA	CAD	16,385	USD	12,655	11/14/18	(42,282)
BNP Paribas SA	USD	3,965	AUD	5,493	11/14/18	6,636
BNP Paribas SA	USD	4,463	JPY	492,335	11/14/18	(116,344)
BNP Paribas SA	USD	2,681	NZD	3,933	11/14/18	(72,961)
BNP Paribas SA	ILS	7,003	USD	1,964	11/29/18	30,025
Citibank, NA	BRL	12,001	USD	2,997	10/02/18	25,717
Citibank, NA	BRL	1,041	USD	251	10/02/18	(6,594)
Citibank, NA	USD	2,955	BRL	12,001	10/02/18	17,169
Citibank, NA	USD	260	BRL	1,041	10/02/18	(2,231)
Citibank, NA	JPY	162,901	USD	1,446	10/04/18	11,935
Citibank, NA	COP	2,935,423	USD	963	10/12/18	(28,231)
Citibank, NA	USD	799	CLP	535,655	10/12/18	15,604
Citibank, NA	EUR	4,105	USD	4,783	11/14/18	1,308
Citibank, NA	GBP	2,161	USD	2,791	11/14/18	(30,932)
Citibank, NA	JPY	1,917,784	USD	17,080	11/14/18	148,884
Citibank, NA	USD	4,400	CAD	5,759	11/14/18	62,799
Citibank, NA	USD	1,986	NOK	16,387	11/14/18	30,834
Citibank, NA	UYU	3,139	USD	93	11/29/18	(1,465)
Citibank, NA	UYU	10,405	USD	311	12/04/18	(1,301)
Citibank, NA	USD	2,853	INR	199,069	12/13/18	(139,291)
Credit Suisse International	USD	755	JPY	83,324	10/04/18	(21,794)
Credit Suisse International	AUD	1,079	USD	775	10/11/18	(5,133)
Credit Suisse International	GBP	1,134	EUR	1,261	10/11/18	(12,586)
Credit Suisse International	JPY	181,532	AUD	2,223	10/11/18	7,945
Credit Suisse International	USD	1,616	GBP	1,240	10/12/18	1,710
Credit Suisse International	USD	1,452	SGD	1,976	10/25/18	(5,900)
Credit Suisse International	CHF	3,353	USD	3,422	11/14/18	(8,075)
Credit Suisse International	GBP	5,741	USD	7,649	11/14/18	151,974
Credit Suisse International	NZD	4,714	USD	3,133	11/14/18	7,290
Credit Suisse International	USD	37,184	EUR	31,568	11/14/18	(408,683)
Credit Suisse International	USD	8,119	GBP	6,162	11/14/18	(71,869)
Credit Suisse International	USD	4,971	NOK	41,373	11/14/18	121,552
Credit Suisse International	USD	1,500	NOK	12,216	11/15/18	3,849
Credit Suisse International	USD	2,639	NOK	21,382	11/15/18	(6,831)
Credit Suisse International	JPY	156,961	USD	1,389	12/13/18	(55)
Deutsche Bank AG	JPY	2,959,059	USD	27,151	10/04/18	1,103,754
Goldman Sachs Bank USA	GBP	1,142	EUR	1,288	10/11/18	8,052
Goldman Sachs Bank USA	GBP	5,405	USD	7,112	10/12/18	64,645
Goldman Sachs Bank USA	PLN	2,834	USD	772	10/18/18	3,390
Goldman Sachs Bank USA	MXN	84,967	USD	4,528	10/19/18	(588)
Goldman Sachs Bank USA	SGD	2,350	USD	1,712	10/25/18	(8,043)
Goldman Sachs Bank USA	GBP	5,284	USD	6,963	11/14/18	62,699
HSBC Bank USA	JPY	2,491,275	USD	22,471	10/10/18	532,046
HSBC Bank USA	USD	1,471	CLP	978,751	10/12/18	17,056

2018 Annual Report	47

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
HSBC Bank USA	INR	95,770	USD	1,312	12/13/18	$6,465
JPMorgan Chase Bank, NA	BRL	12,001	USD	2,909	10/02/18	(62,984)
JPMorgan Chase Bank, NA	USD	2,997	BRL	12,001	10/02/18	(25,717)
JPMorgan Chase Bank, NA	USD	571	JPY	62,072	10/04/18	(24,506)
JPMorgan Chase Bank, NA	AUD	5,176	USD	3,847	10/11/18	105,598
JPMorgan Chase Bank, NA	AUD	3,194	USD	2,282	10/11/18	(26,969)
JPMorgan Chase Bank, NA	EUR	1,469	NOK	14,057	10/11/18	20,961
JPMorgan Chase Bank, NA	COP	1,594,362	USD	525	10/12/18	(13,130)
JPMorgan Chase Bank, NA	USD	1,449	GBP	1,120	10/12/18	11,062
JPMorgan Chase Bank, NA	USD	2,007	CHF	1,947	10/17/18	(19,646)
JPMorgan Chase Bank, NA	PLN	5,113	USD	1,394	10/18/18	6,409
JPMorgan Chase Bank, NA	USD	2,901	BRL	12,001	11/05/18	64,060
JPMorgan Chase Bank, NA	USD	9,193	GBP	7,023	11/14/18	(21,152)
JPMorgan Chase Bank, NA	USD	2,981	NOK	24,233	11/14/18	1,687
JPMorgan Chase Bank, NA	USD	3,510	NOK	28,606	11/15/18	10,943
Morgan Stanley & Co., Inc.	BRL	1,041	USD	260	10/02/18	2,231
Morgan Stanley & Co., Inc.	USD	253	BRL	1,041	10/02/18	5,036
Morgan Stanley & Co., Inc.	BRL	1,041	USD	252	11/05/18	(5,138)
Morgan Stanley & Co., Inc.	USD	5,723	CAD	7,510	11/14/18	96,360
Morgan Stanley & Co., Inc.	USD	16,586	JPY	1,837,828	11/14/18	(360,785)
Natwest Markets PLC	NZD	4,972	USD	3,350	10/11/18	54,179
Natwest Markets PLC	USD	2,723	CAD	3,552	11/14/18	29,766
Royal Bank of Canada	USD	11,234	NZD	16,790	11/14/18	(102,227)
Societe Generale	EUR	70,429	USD	82,976	10/11/18	1,146,169
Standard Chartered Bank	CHF	1,216	USD	1,256	10/17/18	14,981
Standard Chartered Bank	KRW	717,593	USD	639	11/15/18	(8,042)
Standard Chartered Bank	USD	5,839	KRW	6,503,465	11/15/18	27,450
Standard Chartered Bank	CAD	35,025	USD	27,175	11/16/18	33,495
Standard Chartered Bank	TWD	279,198	USD	9,124	12/11/18	(94,440)
Standard Chartered Bank	USD	1,480	INR	109,097	12/13/18	7,418
State Street Bank & Trust Co.	USD	137	JPY	15,047	10/04/18	(4,781)
State Street Bank & Trust Co.	JPY	54,277	USD	487	10/10/18	9,347
State Street Bank & Trust Co.	EUR	4,001	USD	4,710	10/11/18	61,052
State Street Bank & Trust Co.	USD	126	EUR	111	10/11/18	2,331
State Street Bank & Trust Co.	USD	1,100	EUR	937	10/11/18	(11,815)
State Street Bank & Trust Co.	SEK	2,310	USD	253	11/14/18	(8,249)
State Street Bank & Trust Co.	USD	494	EUR	418	11/14/18	(7,317)
State Street Bank & Trust Co.	KRW	2,525,945	USD	2,249	11/15/18	(29,068)
State Street Bank & Trust Co.	USD	771	SEK	6,834	11/15/18	846
State Street Bank & Trust Co.	USD	93	CAD	120	11/16/18	(62)
State Street Bank & Trust Co.	USD	2,129	MYR	8,583	11/29/18	(56,907)
UBS AG	EUR	1,116	USD	1,277	10/11/18	(19,630)
UBS AG	GBP	2,358	EUR	2,624	10/11/18	(26,142)
UBS AG	JPY	152,316	EUR	1,159	10/11/18	5,501
UBS AG	GBP	4,469	USD	5,854	10/12/18	27,045
UBS AG	GBP	1,275	USD	1,656	10/12/18	(7,311)
UBS AG	EUR	23,893	USD	28,262	11/14/18	427,571

48	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
UBS AG	GBP	2,096	USD	2,756	11/14/18	$19,190
UBS AG	USD	5,181	CHF	4,975	11/14/18	(91,999)
UBS AG	USD	6,591	EUR	5,618	11/14/18	(46,269)
UBS AG	USD	2,706	JPY	296,373	11/14/18	(88,977)

						$2,486,681

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAIG Series 31, 5 Year Index, 12/20/2023*	(1.00)%	Quarterly	0.60%	USD	8,290	$(161,631)	$(152,613)	$(9,018)
ITRAXX-AUSTRALIA Series 30, 5 Year Index, 12/20/2023*	(1.00)	Quarterly	0.75	USD	7,400	(90,473)	(83,205)	(7,268)

Sale Contracts
CDX-NAIG Series 31, 5 Year Index, 12/20/2023*	1.00	Quarterly	0.60	USD	7,400	144,292	135,536	8,756

						$(107,812)	$(100,282)	$(7,530)

* Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
EUR	37,700	6/11/20	(0.115)%	6 Month EURIBOR	Annual/ Semi-Annual	$(50,862)	$31	$(50,893)
AUD	43,240	6/21/20	2.118%	3 Month BBSW	Quarterly/ Quarterly	(76,566)	—	(76,566)
NOK	492,950	6/22/20	6 Month NIBOR	1.378%	Semi-Annual/ Annual	(56,364)	—	(56,364)
EUR	30,720	8/07/20	(0.143)%	6 Month EURIBOR	Annual/ Semi-Annual	1,128	—	1,128
USD	4,090	8/22/22	3 Month LIBOR	2.886%	Quarterly/ Semi-Annual	(24,350)	—	(24,350)
USD	13,840	9/10/23	3 Month LIBOR	2.896%	Quarterly/ Semi-Annual	(108,659)	—	(108,659)
USD	1,550	11/08/26	1.657%	3 Month LIBOR	Semi-Annual/ Quarterly	155,678	—	155,678
NOK	54,640	8/31/28	2.186%	6 Month NIBOR	Annual/ Semi-Annual	61,855	—	61,855
USD	3,270	8/31/28	3 Month LIBOR	2.986%	Quarterly/ Semi-Annual	(41,205)	—	(41,205)
USD	1,040	4/04/27	2.436%	3 Month LIBOR	Semi-Annual/ Quarterly	47,102	(12,270)	59,372

2018 Annual Report	49

Schedule of Investments (continued)

			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	580	4/26/27	2.287%	3 Month LIBOR	Semi-Annual/ Quarterly	$33,534	$24	$33,510
USD	610	7/12/27	2.355%	3 Month LIBOR	Semi-Annual/ Quarterly	36,442	(2,834)	39,276
USD	6,030	7/20/27	2.227%	3 Month LIBOR	Semi-Annual/ Quarterly	424,056	34,217	389,839
USD	590	7/20/47	2.534%	3 Month LIBOR	Semi-Annual/ Quarterly	73,907	4,342	69,565
USD	31,080	9/10/20	3 Month LIBOR	2.824%	Quarterly/ Semi-Annual	(85,696)	—	(85,696)
USD	12,910	9/10/23	3 Month LIBOR	2.883%	Quarterly/ Semi-Annual	(102,019)	—	(102,019)
USD	610	4/21/25	1.972%	3 Month LIBOR	Semi-Annual/ Quarterly	37,604	—	37,604
USD	900	6/09/25	2.470%	3 Month LIBOR	Semi-Annual/ Quarterly	27,382	—	27,382
USD	484	8/04/25	2.285%	3 Month LIBOR	Semi-Annual/ Quarterly	23,862	—	23,862
USD	1,990	4/27/26	1.773%	3 Month LIBOR	Semi-Annual/ Quarterly	170,608	—	170,608
USD	2,230	6/28/26	1.439%	3 Month LIBOR	Semi-Annual/ Quarterly	246,589	—	246,589
USD	840	10/04/26	1.459%	3 Month LIBOR	Semi-Annual/ Quarterly	96,601	54,164	42,437
USD	1,550	11/09/26	1.672%	3 Month LIBOR	Semi-Annual/ Quarterly	153,939	—	153,939
USD	1,010	11/10/35	2.613%	3 Month LIBOR	Semi-Annual/ Quarterly	67,172	—	67,172
USD	5,840	9/10/48	2.980%	3 Month LIBOR	Semi-Annual/ Quarterly	167,507	—	167,507
USD	3,230	3/28/28	2.920%	3 Month LIBOR	Semi-Annual/ Quarterly	57,497	—	57,497

						$1,336,742	$77,674	$1,259,068

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)%	Quarterly	0.29%	USD	573	$(20,305)	$(5,055)	$(15,250)
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)	Quarterly	0.29		657	(23,282)	(6,010)	(17,272)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.38		31	(241)	389	(630)

50	Sanford C. Bernstein Fund, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)%	Monthly	4.07%	USD	609	$36,113	$50,203	$(14,090)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.07		1,220	72,346	94,692	(22,346)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.07		1,219	72,287	91,393	(19,106)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.07		1,502	89,068	108,809	(19,741)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.38		2,896	(22,460)	36,120	(58,580)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.38		29	(225)	264	(489)
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.38		368	(2,854)	4,949	(7,803)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.38		4,030	(31,255)	42,517	(73,772)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.38		1,209	(9,376)	12,646	(22,022)
Goldman Sachs International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.38		404	(3,133)	5,388	(8,521)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.38		263	(2,040)	2,486	(4,526)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.38		433	(3,358)	5,621	(8,979)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.38		226	(1,753)	2,934	(4,687)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		422	(49,543)	(49,680)	137
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		610	(71,614)	(71,812)	198
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		843	(98,968)	(97,050)	(1,918)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		1,219	(143,111)	(140,337)	(2,774)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		1,219	(143,110)	(137,581)	(5,529)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		844	(99,085)	(95,257)	(3,828)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		1,502	(176,335)	(165,558)	(10,777)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		906	(106,364)	(100,373)	(5,991)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		335	(39,329)	(37,067)	(2,262)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		273	(32,096)	(37,232)	5,136

2018 Annual Report	51

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.57%	USD	200	$(23,514)	$(27,924)	$4,410
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		453	(53,258)	(71,513)	18,255
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		63	(7,407)	(10,435)	3,028
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		279	(32,778)	(42,757)	9,979
Credit Suisse International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.35		370	(4,469)	(8,462)	3,993
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		673	(79,122)	(44,770)	(34,352)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		198	(23,278)	(14,077)	(9,201)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		570	(67,013)	(86,783)	19,770
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		301	(35,363)	(45,919)	10,556
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.35		2,400	(28,720)	(100,859)	72,139
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.35		880	(10,531)	(8,518)	(2,013)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		357	(41,971)	(39,549)	(2,422)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		257	(30,215)	(18,522)	(11,693)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		35	(4,115)	(4,219)	104
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		218	(25,629)	(28,248)	2,619
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		242	(28,451)	(28,465)	14
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		243	(28,568)	(28,571)	3
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		2,000	(235,133)	(210,676)	(24,457)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		36	(4,233)	(2,125)	(2,108)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		663	(77,947)	(56,079)	(21,868)
Goldman Sachs International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.35		917	(10,973)	(5,695)	(5,278)
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.35		1,835	(21,959)	(10,687)	(11,272)
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.35		918	(10,985)	(6,762)	(4,223)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		209	(24,571)	(18,571)	(6,000)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		18	(2,116)	(1,659)	(457)

52	Sanford C. Bernstein Fund, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.57%	USD	35	$(4,115)	$(3,285)	$(830)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		35	(4,115)	(3,555)	(560)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		69	(8,112)	(7,660)	(452)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		353	(41,501)	(49,402)	7,901
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		779	(91,585)	(106,205)	14,620
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		239	(28,098)	(26,184)	(1,914)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		496	(58,313)	(78,405)	20,092
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		345	(40,560)	(57,985)	17,425
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		483	(56,785)	(82,348)	25,563
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		20	(2,350)	(3,124)	774
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		1,128	(132,615)	(56,727)	(75,888)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		940	(110,513)	(76,953)	(33,560)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		700	(82,296)	(55,029)	(27,267)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57		272	(31,978)	(19,724)	(12,254)

						$(2,415,278)	$(2,033,032)	$(382,246)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
	Notional Amount (000)		Termination Date	Rate Type		Payment Frequency	Unrealized Appreciation/ (Depreciation)
Swap Counterparty				Payments made by the Fund	Payments received by the Fund
Barclays Bank PLC	USD	6,180	7/15/20	1.527%	CPI#	Maturity	$ 154,973
Barclays Bank PLC	USD	2,350	1/15/21	1.490%	CPI#	Maturity	63,399

							$ 218,372

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
Goldman Sachs International
FTSE EPRA/NAREIT Developed Real Estate Index	2,716	LIBOR Plus 0.15%	Quarterly	USD	13,702	4/15/19	$137,535

2018 Annual Report	53

Schedule of Investments (continued)

VARIANCE SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received		Unrealized Appreciation/ (Depreciation)
Buy Contracts
Deutsche Bank AG
AUD/JPY, 1/14/20*	11.12%	Maturity	AUD	71	$7,726	$	– 0 –	$7,726
AUD/JPY, 3/03/20*	12.75	Maturity	AUD	36	(10,449)		– 0 –	(10,449)
Goldman Sachs Bank USA
AUD/JPY, 3/10/20*	12.90	Maturity	AUD	16	(5,229)		– 0 –	(5,229)
AUD/JPY, 3/11/20*	12.80	Maturity	AUD	20	(5,706)		– 0 –	(5,706)

					$(13,658)	$	– 0 –	$(13,658)

* Termination date

(a)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(b)	Affiliated investments.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate market value of these securities amounted to $189,672,425 or 14.8% of net assets.
(d)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(f)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(h)	IO—Interest Only.
(i)	Illiquid security.
(j)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2018.
(k)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.08% of net assets as of September 30, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 8.716%, 4/25/26	4/29/16	$ 40,343	$40,529	0.00%
H/2 Asset Funding NRE Series 2015-1A, Class AFL 3.866%, 6/24/49	6/19/15	128,449	128,449	0.01%
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M1 4.216%, 10/25/25	9/18/15	103,022	103,656	0.01%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.466%, 11/25/24	11/06/15	85,842	94,301	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.466%, 11/25/25	9/28/15	473,771	533,184	0.04%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.716%, 11/25/25	9/28/15	141,784	165,442	0.01%

54	Sanford C. Bernstein Fund, Inc.

(l)	Inverse interest only security.
(m)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

COP—Colombian Peso

EGP—Egyptian Pound

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PLN—Polish Zloty

SEK—Swedish Krona

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

UYU—Uruguayan Peso

Glossary:

ABS—Asset-Backed Securities

ARLLMONP—Argentina Blended Policy Rate

BBSW—Bank Bill Swap Reference Rate (Australia)

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

EAFE—Europe, Australia, and Far East

EPRA—European Public Real Estate Association

ETF—Exchange Traded Fund

EURIBOR—Euro Interbank Offered Rate

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NAREIT—National Association of Real Estate Investment Trusts

NIBOR—Norwegian Interbank Offered Rate

OAT—Obligations Assimilables du Trésor

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2018 Annual Report	55

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay B Portfolio

September 30, 2018

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–68.6%
Long-Term Municipal Bonds–68.6%
Alabama–0.4%
Alabama Public School & College Authority Series 2010A 5.00%, 5/01/19	$3,255	$3,313,492
Water Works Board of the City of Birmingham (The) Series 2010A 5.00%, 1/01/24	3,650	3,870,278

		7,183,770

Arizona–2.4%
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2010C 5.00%, 7/01/24	5,305	5,559,905
County of Pima AZ Sewer System Revenue Series 2011B 5.00%, 7/01/23 (Pre-refunded/ETM)	2,500	2,693,875
5.00%, 7/01/24 (Pre-refunded/ETM)	4,085	4,401,792
AGM Series 2010 5.00%, 7/01/19	5,000	5,113,200
Pima County Regional Transportation Authority (Pima County Regional Transportation Authority Excise Tax) Series 2014 5.00%, 6/01/22	1,685	1,850,787
Salt River Project Agricultural Improvement & Power District Series 2011A 5.00%, 12/01/24	23,120	25,057,919
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)(b)	1,800	1,806,174

		46,483,652

California–1.5%
California Econ Recovery Series 2009A 5.25%, 7/01/21 (Pre-refunded/ETM)	7,255	7,446,315
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 6/01/36	2,620	2,620,891

Principal Amount (000)		U.S. $ Value

San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009C-2 5.00%, 5/01/25	$1,025	$1,042,702
Series 2010C 5.00%, 5/01/19	730	743,593
State of California Series 2014 5.00%, 10/01/29	50	56,981
Series 2015 5.00%, 8/01/22-3/01/26	3,500	3,987,251
State of California Department of Water Resources Power Supply Revenue Series 2015O 5.00%, 5/01/22	12,400	13,765,240

		29,662,973

Colorado–1.8%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/29(a)(b)	2,375	2,521,537
City & County of Denver CO Airport System Revenue Series 2010A 5.00%, 11/15/23	300	317,103
Series 2011A 5.50%, 11/15/19	4,375	4,532,675
Series 2018A 5.00%, 12/01/29	9,000	10,336,770
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.25%, 11/15/18	13,135	13,188,591
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/19(a)(b)	1,000	1,027,190
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 7/15/20	2,000	2,051,400
5.125%, 1/15/23	2,000	2,051,840

		36,027,106

Connecticut–2.5%
City of Bridgeport CT Series 2017A 5.00%, 11/01/26 (Pre-refunded/ETM)	1,650	1,942,165
5.00%, 11/01/27–11/01/31	6,975	7,691,506
Series 2017C 5.00%, 8/15/25	1,000	1,108,880
State of Connecticut Series 2014C 5.00%, 6/15/22	5,620	6,082,638

56	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Series 2016A 5.00%, 3/15/23–3/15/24	$27,430	$30,013,448
Series 2018C 5.00%, 6/15/27	1,415	1,594,479

		48,433,116

District of Columbia–1.5%
District of Columbia Series 2017D 5.00%, 6/01/21–6/01/27	6,035	6,791,158
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/18	7,320	7,320,000
Series 2018A 5.00%, 10/01/29–10/01/30	6,180	7,140,758
Washington Metropolitan Area Transit Authority Series 2017A 5.00%, 7/01/21–7/01/22	7,715	8,359,066

		29,610,982

Florida–7.5%
Broward County School Board/FL COP Series 2011A 5.00%, 7/01/20	7,250	7,612,427
Citizens Property Insurance Corp. Series 2012A 5.00%, 6/01/22	7,660	8,385,325
Series 2012A-1 5.00%, 6/01/21	10,490	11,242,762
City of Jacksonville FL Series 2010A 5.00%, 10/01/18 (Pre-refunded/ETM)(a)	6,170	6,170,000
5.00%, 10/01/18–10/01/19	6,310	6,364,797
5.00%, 10/01/19 (Pre-refunded/ ETM)(a)	2,690	2,768,467
City of Jacksonville FL (City of Jacksonville FL Sales Tax) Series 2011 5.00%, 10/01/21	2,500	2,698,950
County of Broward FL Half-Cent Sales Tax Revenue Series 2010A 5.00%, 10/01/18–10/01/20	8,235	8,424,584
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.625%, 10/01/26	2,470	2,664,562
AGM Series 2010A 5.50%, 10/01/18–10/01/19	7,425	7,477,439
County of Seminole FL Water & Sewer Revenue Series 2015B 5.00%, 10/01/19	2,420	2,491,801

Florida State Board of Education (State of Florida) Series 2017F 5.00%, 6/01/23	1,310	1,469,846
Florida’s Turnpike Enterprise Series 2015B 5.00%, 7/01/20–7/01/24	18,145	19,616,610
Series 2017A 5.00%, 7/01/20	23,655	24,871,104
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(b)	2,640	2,685,065
North Broward Hospital District Series 2017B 5.00%, 1/01/27–1/01/32	13,610	14,924,050
School District of Broward County/FL Series 2015 5.00%, 7/01/21	2,210	2,377,695
South Miami Health Facilities Authority (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 8/15/27–8/15/30	10,925	12,616,051
St. Lucie County School Board (St. Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/23	1,565	1,743,833

		146,605,368

Georgia–0.6%
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 4/01/48	6,465	6,797,495
State of Georgia Series 2016E 5.00%, 12/01/23	3,550	4,027,013

		10,824,508

Hawaii–2.0%
City & County of Honolulu HI Series 2011A 5.00%, 8/01/24 (Pre-refunded/ETM)	5,800	6,269,684
Series 2011B 5.00%, 8/01/24–8/01/25	10,205	10,973,509
University of Hawaii Series 2016 5.00%, 10/01/22–10/01/26	18,785	21,299,229

		38,542,422

Illinois–4.8%
Chicago O’Hare International Airport Series 2010D 5.25%, 1/01/19	2,285	2,303,303

2018 Annual Report	57

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Series 2015B 5.00%, 1/01/24–1/01/28	$28,115	$31,330,602
Chicago Transit Authority AGC Series 2008A 5.00%, 6/01/21 (Pre-refunded/ETM)	4,685	4,709,503
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/20	1,730	1,731,228
State of Illinois Series 2012 5.00%, 8/01/21	1,665	1,733,498
Series 2013 5.00%, 7/01/21–7/01/22	1,805	1,880,665
Series 2013A 5.00%, 4/01/20–4/01/22	3,640	3,778,334
Series 2014 5.00%, 2/01/21–5/01/24	4,220	4,428,678
Series 2016 5.00%, 2/01/22–2/01/24	6,750	7,080,480
Series 2017A 5.00%, 12/01/25	3,810	4,020,807
Series 2017D 5.00%, 11/01/24	12,010	12,678,717
State of Illinois (State of Illinois Sales Tax) Series 2016D 5.00%, 6/15/22–6/15/23	16,965	18,238,970

		93,914,785

Kansas–0.1%
State of Kansas Department of Transportation Series 2012C 5.00%, 9/01/20	2,745	2,897,238

Kentucky–0.6%
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 6/01/26–6/01/31	10,460	11,404,896

Louisiana–0.9%
Louisiana Local Government Environmental Facilities & Community Development Auth (St. James Place of Baton Rouge) Series 2015A 6.00%, 11/15/30(a)	1,550	1,702,070
Orleans Parish Parishwide School District AGM Series 2010 5.00%, 9/01/19	4,230	4,344,295
State of Louisiana Series 2017B 5.00%, 10/01/29	10,025	11,595,717

		17,642,082

Maryland–0.3%
State of Maryland Department of Transportation 5.00%, 10/01/24(c)	4,860	5,573,254

Massachusetts–2.5%
Commonwealth of Massachusetts Series 2011A 5.00%, 4/01/25 (Pre-refunded/ETM)	8,750	9,384,112
Series 2016C 5.00%, 4/01/26	6,025	7,044,430
Series 2016H 5.00%, 12/01/22	9,655	10,724,774
Massachusetts Bay Transportation Authority (Massachusetts Bay Transportation Authority Sales Tax) Series 2004B 5.25%, 7/01/21	5,030	5,457,651
Massachusetts Department of Transportation (Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue) Series 2010B 5.00%, 1/01/19–1/01/20	4,915	4,981,768
Massachusetts Development Finance Agency (Partners Healthcare System, Inc.) Series 2017S 5.00%, 7/01/30	5,165	6,007,153
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/21	5,385	5,823,824

		49,423,712

Michigan–2.0%
City of Detroit MI Water Supply System Revenue (Great Lakes Water Authority Water Supply System Revenue) Series 2011C 5.25%, 7/01/24–7/01/25	9,390	10,020,509
Great Lakes Water Authority Water Supply System Revenue Series 2018A 5.00%, 7/01/24–7/01/27(c)	7,245	8,281,081
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/24	10,115	11,397,076
South Lyon Community Schools Series 2016 5.00%, 5/01/21–5/01/28	5,080	5,695,425
University of Michigan Series 2017A 5.00%, 4/01/23	1,955	2,191,731

58	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Walled Lake Consolidated School District Series 2015 5.00%, 5/01/22	$2,000	$2,185,980

		39,771,802

Mississippi–1.0%
Mississippi Development Bank Series 2010C 5.00%, 8/01/22 (Pre-refunded/ETM)(a)	3,870	4,070,389
5.00%, 8/01/23 (Pre-refunded/ ETM)(a)	1,790	1,882,686
Series 2010D 5.00%, 8/01/23 (Pre-refunded/ ETM)(a)	3,835	4,033,576
Mississippi Development Bank (State of Mississippi Department of Corrections) Series 2010C 5.00%, 8/01/22–8/01/23	5,445	5,710,570
Series 2010D 5.00%, 8/01/23	3,695	3,874,762

		19,571,983

Nebraska–0.4%
Omaha Public Power District Series 2011C 5.00%, 2/01/24 (Pre-refunded/ETM)	6,420	6,847,187

Nevada–0.5%
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) Series 2010D 5.00%, 7/01/21–7/01/22	1,010	1,045,105
County of Clark NV Series 2015 5.00%, 11/01/21	2,000	2,168,360
County of Clark NV (County of Clark NV Fuel Tax)
Series 2016 5.00%, 7/01/19	6,195	6,331,971

		9,545,436

New Jersey–3.4%
New Jersey Economic Development Authority Series 2011EE 5.25%, 9/01/19 (Pre-refunded/ETM)(a)	2,465	2,535,327
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011EE 5.25%, 9/01/19	915	939,000

Series 2014U 5.00%, 6/15/23	1,610	1,745,031
Series 2017B 5.00%, 11/01/20–11/01/22	6,280	6,737,376
AMBAC Series 2005K 5.50%, 12/15/19	1,880	1,949,522
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017A 5.00%, 7/01/27	1,325	1,539,663
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/19	4,265	4,378,151
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/22	7,340	7,890,500
Series 2018A 5.00%, 6/15/29–6/15/30	3,305	3,645,154
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2012A 5.00%, 6/15/24	2,500	2,660,350
New Jersey Turnpike Authority Series 2014C 5.00%, 1/01/21–1/01/23	16,670	18,114,343
Series 2017B 5.00%, 1/01/30	1,565	1,820,173
AGM Series 2005D-3 5.25%, 1/01/26	11,070	12,946,808

		66,901,398

New York–7.9%
City of New York NY Series 2013B 5.00%, 8/01/19	3,860	3,958,044
Series 2013H 5.00%, 8/01/25	2,510	2,798,625
Series 2014J 5.00%, 8/01/22–8/01/28	11,090	12,479,268
Series 2015A 5.00%, 8/01/23	7,220	8,099,179
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/20–11/15/26	17,500	18,624,484
Series 2012F 5.00%, 11/15/22–11/15/23	13,835	15,263,404
Series 2017C 5.00%, 11/15/30	4,340	4,997,814
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2014B 5.00%, 2/01/27–11/01/29	20,280	22,686,970

2018 Annual Report	59

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Series 2014C 5.00%, 11/01/28	$10,665	$11,956,958
Series 2017 5.00%, 11/01/28	4,255	4,993,455
New York State Dormitory Authority Series 2012A 5.00%, 12/15/21 (Pre-refunded/ETM)(a)	5	5,466
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012A 5.00%, 12/15/21–12/15/22	16,005	17,655,087
Series 2014C 5.00%, 3/15/27–3/15/29	26,340	29,532,070
Series 2017B 5.00%, 2/15/30	1,140	1,326,002

		154,376,826

North Carolina–0.3%
North Carolina Medical Care Commission (Mission Health System, Inc. Obligated Group/NC) Series 2017 5.00%, 10/01/29	805	810,216
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 3/01/23–3/01/26	5,350	6,010,207

		6,820,423

Ohio–0.6%
County of Cuyahoga/OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/25–2/15/28	5,500	5,996,140
County of Hamilton/OH Sewer System Revenue Series 2015A 5.00%, 12/01/20–12/01/21	4,025	4,323,242
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33(a)	475	460,750
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33(a)	425	412,250
State of Ohio Major New State Infrastructure Project (State of Ohio Fed Hwy Grant) Series 2014 5.00%, 12/15/21	1,105	1,201,577

		12,393,959

Oklahoma–0.2%
Comanche County Memorial Hospital Series 2015 5.00%, 7/01/26–7/01/29	3,000	3,159,940

Oregon–0.7%
Oregon State Lottery Series 2011A 5.25%, 4/01/26 (Pre-refunded/ETM)(a)	5,105	5,499,412
5.25%, 4/01/26	825	885,192
State of Oregon (Washington County School District No. 1 West Union) Series 2017 5.00%, 6/15/27	2,160	2,553,962
State of Oregon Department of Transportation (State of Oregon Department of Transportation Street & Highway) Series 2017C 5.00%, 11/15/19	3,725	3,850,533

		12,789,099

Pennsylvania–5.1%
Allegheny County Sanitary Authority BAM Series 2013 5.00%, 12/01/24–12/01/25	7,470	8,308,537
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 5/01/22(b)	1,750	1,846,618
Beaver County Industrial Development Authority (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 1/01/35(a)	1,245	1,207,650
Capital Region Water (Capital Region Water Water Revenue) Series 2018 5.00%, 7/15/29	1,500	1,729,335
City of Philadelphia PA Water & Wastewater Revenue AGM Series 2010A 5.00%, 6/15/19	2,500	2,552,900
Coatesville School District AGM Series 2017 5.00%, 8/01/22–8/01/23	2,375	2,590,039
Commonwealth of Pennsylvania Series 2017 5.00%, 1/01/26–1/01/27	23,375	26,852,167
Delaware River Port Authority Series 2012 5.00%, 1/01/21	2,655	2,806,229

60	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 5.125%, 7/01/25(a)	$2,535	$2,647,123
Pennsylvania Turnpike Commission 5.00%, 12/01/24–12/01/25(c)	7,900	8,680,141
Series 2011E 5.00%, 12/01/25 (Pre-refunded/ETM)	9,585	10,379,213
5.00%, 12/01/26 (Pre-refunded/ETM)	4,080	4,418,069
Series 2017 5.00%, 6/01/28	2,905	3,314,314
Series 2017B 5.00%, 6/01/31	11,050	12,322,739
Series 2017S 5.00%, 12/01/28–12/01/30	8,105	9,216,707
State Public School Building Authority (School District of Philadelphia (The)) Series 2012 5.00%, 4/01/26	1,110	1,180,907

		100,052,688

Puerto Rico–0.1%
Puerto Rico Highway & Transportation Authority NATL Series 2007N 5.25%, 7/01/32	200	214,810
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	1,855	1,806,306

		2,021,116

South Carolina–0.8%
Patriots Energy Group Financing Agency Series 2018A 4.00%, 10/01/48	7,390	7,796,080
Renewable Water Resources Series 2018A 5.00%, 1/01/25(c)	7,220	8,312,242

		16,108,322

South Dakota–0.1%
South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group/SD) Series 2017 5.00%, 9/01/28	2,000	2,300,660

Tennessee–0.3%
Tennessee Energy Acquisition Corp. Series 2018 4.00%, 11/01/49	6,500	6,827,015

Texas–7.6%
Austin Community College District Public Facility Corp. (Austin Community College District) Series 2015 5.00%, 8/01/20–8/01/22	2,000	2,146,860
City of Austin TX Water & Wastewater System Revenue Series 2011 5.00%, 11/15/25–11/15/26	11,990	12,983,299
City of Corpus Christi TX Utility System Revenue Series 2015 5.00%, 7/15/24	1,290	1,464,176
Series 2015C 5.00%, 7/15/22–7/15/26	3,030	3,366,842
City of Dallas TX Series 2014 5.00%, 2/15/22	19,045	20,708,962
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/20	2,900	3,019,567
City of San Antonio TX Series 2010 5.00%, 2/01/23	650	674,765
Series 2014 5.00%, 2/01/21	2,000	2,131,660
County of Fort Bend TX Series 2015A 5.00%, 3/01/21	2,000	2,137,240
Series 2015B 5.00%, 3/01/21–3/01/22	5,625	6,080,108
Fort Bend Independent School District Series 2010 5.00%, 8/15/21	5,205	5,490,963
Harris County–Houston Sports Authority Series 2014A 5.00%, 11/15/20	1,860	1,967,620
Hurst–Euless–Bedford Independent School District Series 2011 5.00%, 8/15/20	4,015	4,232,573
5.00%, 8/15/21 (Pre-refunded/ETM)	3,000	3,164,280
5.00%, 8/15/24 (Pre-refunded/ETM)	3,510	3,702,208
Irving Hospital Authority Series 2017A 5.00%, 10/15/28	1,100	1,230,009
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017A 5.00%, 8/15/23	1,160	1,299,490

2018 Annual Report	61

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

State of Texas Series 2014 5.00%, 4/01/22	$1,790	$1,960,354
Texas A&M University Series 2013B 5.00%, 5/15/23	3,950	4,423,960
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/22	20,035	22,121,845
University of Houston System Series 2017A 5.00%, 2/15/22–2/15/23	29,400	32,364,475
University of Texas System (The) Series 2010A 5.00%, 8/15/22 (Pre-refunded/ETM)	9,755	10,154,857
Via Metropolitan Transit (Via Metropolitan Transit Sales Tax) Series 2017 5.00%, 7/15/24	2,580	2,932,815

		149,758,928

Virginia–1.0%
Greater Richmond Convention Center Authority (Greater Richmond Convention Center Authority Hotel Occupancy Tax) Series 2015 5.00%, 6/15/20–6/15/23	5,815	6,327,480
Virginia Commonwealth Transportation Board (Commonwealth of Virginia Fed Hwy Grant) Series 2017 5.00%, 3/15/24	11,180	12,687,847

		19,015,327

Washington–6.7%
Chelan County Public Utility District No. 1 Series 2011A 5.25%, 7/01/22	7,835	8,448,794
Series 2011B 5.50%, 7/01/23	5,540	5,999,875
Clark County Public Utility District No. 1 Series 2010 5.00%, 1/01/21 (Pre-refunded/ETM)(a)	3,875	4,015,430
5.00%, 1/01/21	7,960	8,228,491
Energy Northwest (Bonneville Power Administration) Series 2011A 5.00%, 7/01/22–7/01/23	14,690	15,784,258

Franklin County School District No. 1 Pasco Series 2015 5.00%, 12/01/25	8,615	9,853,837
Port of Seattle WA Series 2010C 5.00%, 2/01/20–2/01/22	9,920	10,406,988
Series 2018A 5.00%, 5/01/26–5/01/29	14,375	16,417,820
Series 2018B 5.00%, 5/01/26–5/01/28	16,040	18,392,697
Snohomish County Public Utility District No. 1 Series 2010 5.00%, 12/01/19	5,415	5,605,283
Series 2012 5.00%, 12/01/26	6,065	6,660,886
State of Washington Series 2013R 5.00%, 7/01/21	3,880	4,178,721
Series 20152 5.00%, 7/01/24	3,755	4,280,400
Series 2015R 5.00%, 7/01/23	3,735	4,189,512
State of Washington COP Series 2015C 5.00%, 1/01/21–7/01/21	8,095	8,681,772

		131,144,764

West Virginia–0.1%
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	1,565	1,500,303

Wisconsin–0.4%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24(b)	3,245	3,552,820
Series 2016B 5.00%, 12/01/25(b)	2,510	2,803,846
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017B-3 3.00%, 11/15/22(b)	1,000	1,000,500

		7,357,166

Total Municipal Obligations (cost $1,335,019,466)		1,342,494,206

62	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES–25.1%
Funds and Investment Trusts–25.1%(d)
AB All Market Real Return Portfolio–Class Z(e)	8,932,204	$80,032,551
iShares Core MSCI EAFE ETF	921,201	59,030,560
iShares Core MSCI Emerging Markets ETF	1,013,239	52,465,516
SPDR S&P 500 ETF Trust	998,617	290,317,934
Vanguard Mid-Cap ETF	64,928	10,660,528

Total Investment Companies (cost $417,442,745)		492,507,089

	Principal Amount (000)
GOVERNMENTS—TREASURIES–0.2%
United States–0.2%
U.S. Treasury Notes 2.125%, 11/30/23	$1,698	1,630,345
2.50%, 5/31/20	2,397	2,385,764

Total Governments—Treasuries (cost $4,069,955)		4,016,109

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–6.6%
Investment Companies–4.2%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.98%(d)(e)(f) (cost $82,382,090)	82,382,090	82,382,090

	Principal Amount (000)
U.S. Treasury Bills–2.4%
U.S. Treasury Bill Zero Coupon, 11/01/18(g)(h)	$24,500	24,456,434
Zero Coupon, 11/15/18	22,000	21,942,800

Total U.S. Treasury Bills (cost $46,402,352)		46,399,234

Total Short-Term Investments (cost $128,784,442)		128,781,324

Total Investments—100.5% (cost $1,885,316,608)		1,967,798,728

Other assets less liabilities—(0.5)%		(9,871,574)

Net Assets—100.0%		$1,957,927,154

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	1,596	December 2018	EUR	16	$61,881,703	$62,762,348	$880,645
FTSE 100 Index Futures	155	December 2018	GBP	2	14,691,032	15,124,755	433,723
Hang Seng Index Futures	83	October 2018	HKD	4	14,654,042	14,778,280	124,238
MSCI Emerging Markets Futures	496	December 2018	USD	25	25,739,903	26,032,560	292,657
Russell 2000 E-Mini Futures	314	December 2018	USD	16	26,936,134	26,702,560	(233,574)
S&P Mid 400 E-Mini Futures	28	December 2018	USD	3	5,743,618	5,670,560	(73,058)
SPI 200 Futures	128	December 2018	AUD	3	14,285,863	14,327,464	41,601
TOPIX Index Futures	705	December 2018	JPY	7,050	106,908,177	112,773,939	5,865,762
U.S. T-Note 2 Yr (CBT) Futures	97	December 2018	USD	19,400	20,491,021	20,441,234	(49,787)
U.S. T-Note 10 Yr (CBT) Futures	265	December 2018	USD	26,500	31,788,347	31,477,031	(311,316)
U.S. Ultra Bond (CBT) Futures	62	December 2018	USD	6,200	9,941,880	9,565,439	(376,441)

Sold Contracts
S&P 500 E Mini Futures	690	December 2018	USD	35	100,031,514	100,705,500	(673,986)
S&P TSX 60 Index Futures	252	December 2018	CAD	50	37,167,721	37,080,571	87,150

							$6,007,614

2018 Annual Report	63

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	JPY	789,828	USD	7,113	11/14/18	$139,638
Bank of America, NA	USD	6,980	CAD	9,050	11/14/18	32,953
Bank of America, NA	USD	5,397	SEK	48,873	11/14/18	121,352
Barclays Bank PLC	CHF	2,826	USD	2,924	11/14/18	33,211
Barclays Bank PLC	CHF	4,959	USD	5,028	11/14/18	(43,934)
BNP Paribas SA	CAD	30,867	USD	23,769	11/14/18	(150,387)
BNP Paribas SA	USD	4,969	AUD	6,884	11/14/18	8,317
BNP Paribas SA	USD	8,513	JPY	939,200	11/14/18	(221,529)
BNP Paribas SA	USD	4,070	NZD	5,971	11/14/18	(110,767)
Citibank, NA	EUR	6,149	USD	7,165	11/14/18	1,959
Citibank, NA	GBP	3,704	USD	4,784	11/14/18	(53,019)
Citibank, NA	JPY	2,985,649	USD	26,591	11/14/18	231,786
Citibank, NA	USD	6,538	CAD	8,558	11/14/18	93,321
Credit Suisse International	CHF	7,150	USD	7,280	11/14/18	(32,992)
Credit Suisse International	GBP	3,529	USD	4,702	11/14/18	93,424
Credit Suisse International	NOK	65,579	USD	7,811	11/14/18	(260,446)
Credit Suisse International	NZD	7,202	USD	4,786	11/14/18	11,138
Credit Suisse International	USD	2,297	AUD	3,187	11/14/18	7,750
Credit Suisse International	USD	3,661	CHF	3,522	11/14/18	(58,203)
Credit Suisse International	USD	56,683	EUR	48,122	11/14/18	(622,474)
Credit Suisse International	USD	13,022	GBP	9,883	11/14/18	(115,268)
Credit Suisse International	USD	7,584	NOK	63,123	11/14/18	185,452
Goldman Sachs Bank USA	GBP	7,839	USD	10,330	11/14/18	93,159
HSBC Bank USA	USD	21,161	JPY	2,326,328	11/14/18	(622,988)
JPMorgan Chase Bank, NA	SEK	30,037	USD	3,291	11/14/18	(100,502)
JPMorgan Chase Bank, NA	USD	14,685	GBP	11,219	11/14/18	(33,788)
JPMorgan Chase Bank, NA	USD	15,384	NOK	127,324	11/14/18	286,613
Morgan Stanley & Co., Inc.	AUD	3,187	USD	2,361	11/14/18	56,525
Morgan Stanley & Co., Inc.	CAD	3,540	USD	2,705	11/14/18	(38,388)
Morgan Stanley & Co., Inc.	GBP	6,030	USD	7,720	11/14/18	(155,285)
Morgan Stanley & Co., Inc.	USD	21,083	CAD	27,665	11/14/18	354,966
Royal Bank of Canada	USD	17,159	NZD	25,644	11/14/18	(156,135)
State Street Bank & Trust Co.	EUR	7,322	USD	8,549	11/14/18	19,021
UBS AG	EUR	31,828	USD	37,630	11/14/18	551,616
UBS AG	GBP	3,839	USD	5,048	11/14/18	35,147
UBS AG	USD	6,005	CHF	5,767	11/14/18	(106,644)
UBS AG	USD	10,245	EUR	8,733	11/14/18	(71,922)
UBS AG	USD	4,655	JPY	509,948	11/14/18	(153,096)

						$(750,419)

64	Sanford C. Bernstein Fund, Inc.

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.57%	USD	97	$(11,388)	$(9,957)	$(1,431)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	995	(116,813)	(100,554)	(16,259)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	53	(6,223)	(5,491)	(732)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	662	(77,829)	(68,665)	(9,164)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	863	(101,316)	(84,652)	(16,664)

						$(313,569)	$(269,319)	$(44,250)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
				Rate Type		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
Barclays Bank PLC	USD	23,888	8/31/20	2.235%	CPI#	Maturity	$16,822
Barclays Bank PLC	USD	23,888	9/04/20	2.248%	CPI#	Maturity	17,949
Barclays Bank PLC	USD	27,267	9/20/20	2.263%	CPI#	Maturity	26,692
Barclays Bank PLC	USD	12,000	10/23/26	2.310%	CPI#	Maturity	(363,460)
Barclays Bank PLC	USD	10,000	12/04/27	2.170%	CPI#	Maturity	198,830
Barclays Bank PLC	USD	10,000	10/23/29	2.388%	CPI#	Maturity	(366,945)
Barclays Bank PLC	USD	13,000	12/04/32	2.233%	CPI#	Maturity	322,608
Citibank, NA	USD	25,380	12/14/20	1.548%	CPI#	Maturity	797,970
Citibank, NA	USD	28,000	10/23/21	2.039%	CPI#	Maturity	(422,083)
Citibank, NA	USD	22,000	11/04/23	1.900%	CPI#	Maturity	675,650
Citibank, NA	USD	10,000	7/20/27	2.104%	CPI#	Maturity	271,719
Deutsche Bank AG	USD	12,900	7/15/20	1.265%	CPI#	Maturity	629,097
Deutsche Bank AG	USD	10,000	9/04/25	1.818%	CPI#	Maturity	361,505
JPMorgan Chase Bank, NA	USD	24,484	8/30/20	2.210%	CPI#	Maturity	30,381
JPMorgan Chase Bank, NA	USD	10,000	3/02/24	2.175%	CPI#	Maturity	98,624
JPMorgan Chase Bank, NA	USD	33,000	7/20/24	1.995%	CPI#	Maturity	860,887
JPMorgan Chase Bank, NA	USD	13,000	11/04/26	2.015%	CPI#	Maturity	435,270
Morgan Stanley Capital Services LLC	USD	56,000	7/20/22	1.939%	CPI#	Maturity	1,210,748

							$ 4,802,264

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

2018 Annual Report	65

Schedule of Investments (continued)

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate market value of these securities amounted to $17,243,750 or 0.9% of net assets.
(c)	When-Issued or delayed delivery security.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(e)	Affiliated investments.
(f)	The rate shown represents the 7-day yield as of period end.
(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(h)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

As of September 30, 2018, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.7% and 0.4%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CBT—Chicago Board of Trade

COP—Certificate of Participation

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

66	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay C Portfolio

September 30, 2018

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–62.6%
Long-Term Municipal Bonds–62.6%
Alabama–1.3%
Southeast Alabama Gas District (The) Series 2018A 4.00%, 4/01/49	$7,525	$7,899,820

Arizona–0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)(b)	515	516,766

California–52.5%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/21	1,000	1,073,990
Anaheim Public Financing Authority (Anaheim Electric Utility Fund) Series 2015B 5.00%, 10/01/26	1,000	1,163,060
Anaheim Redevelopment Agency Successor Agency Series 2018A 5.00%, 2/01/25	3,405	3,965,429
Antelope Valley-East Kern Water Agency Series 2016 5.00%, 6/01/23–6/01/25	2,000	2,305,100
Bay Area Toll Authority Series 2017 5.00%, 4/01/28	2,700	3,287,898
California Econ Recovery Series 2009A 5.00%, 7/01/19 (Pre-refunded/ETM)	6,530	6,690,116
5.00%, 7/01/20 (Pre-refunded/ETM)	6,015	6,162,488
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/27	2,000	2,311,340
California Health Facilities Financing Authority (Kaiser Credit Group) Series 2017P 5.00%, 11/01/32	3,430	3,826,954
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018A 5.00%, 11/15/30	900	1,051,254
Principal Amount (000)		U.S. $ Value

California Infrastructure & Economic Development Bank (Broad Collection(The)) Series 2011A 5.00%, 6/01/21	$3,000	$3,246,900
California Municipal Finance Authority (California Municipal Finance Authority State Lease) Series 2017A 5.00%, 6/01/29	2,320	2,739,502
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018A 5.00%, 6/30/28–6/30/29	5,025	5,736,815
California Municipal Finance Authority (Rocketship Education Obligated Group) Series 2015A 4.25%, 3/01/28(a)(b)	850	857,820
California State Public Works Board Series 2010C-1 5.00%, 3/01/21 (Pre-refunded/ETM)	1,500	1,568,415
Series 2011G 5.00%, 12/01/23 (Pre-refunded/ETM)	3,215	3,526,823
California State Public Works Board (Department of State Hospitals of the State of California Lease) Series 2013E 5.00%, 6/01/19	3,975	4,063,801
California State Public Works Board (State of California Department of Corrections & Rehabilitation Lease) Series 2014A 5.00%, 9/01/30	4,375	4,967,594
California State University Series 2011A 5.25%, 11/01/26	2,035	2,227,776
Series 2016A 5.00%, 11/01/25	1,000	1,185,520
Series 2017A 5.00%, 11/01/25–11/01/30	3,160	3,740,843
California Statewide Communities Development Authority (Enloe Medical Center) Series 2015 5.00%, 8/15/28	2,200	2,559,964
California Statewide Communities Development Authority (Loma Linda University Medical Center Obligated Group) Series 2018A 5.00%, 12/01/28(b)	500	558,850
Chino Basin Regional Financing Authority (Inland Empire Utilities Agency) Series 2010A 5.00%, 8/01/20–8/01/21	7,430	7,851,247

2018 Annual Report	67

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

City & County of San Francisco CA COP Series 2015R 5.00%, 9/01/20–9/01/25	$7,440	$8,177,025
City of Hayward CA COP Series 2015 5.00%, 11/01/22	3,365	3,771,256
City of Long Beach CA Harbor Revenue Series 2010B 5.00%, 5/15/22	2,000	2,097,720
Series 2015A 5.00%, 5/15/21	3,000	3,215,790
City of Los Angeles Department of Airports Series 2010A 5.00%, 5/15/25	1,500	1,574,520
Series 2010D 5.25%, 5/15/28	4,145	4,368,747
Series 2016A 5.00%, 5/15/30	2,675	3,025,238
Series 2017A 5.00%, 5/15/30–5/15/31	4,860	5,560,094
Series 2017B 5.00%, 5/15/21	1,875	2,010,356
City of Oakland CA Series 2015A 5.00%, 1/15/22	1,380	1,515,157
City of Roseville CA Series 2017A 5.00%, 9/01/31(a)	1,000	1,116,420
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.00%, 9/01/31(a)	360	384,707
City of San Francisco CA Public Utilities Commission Water Revenue Series 2011A 5.00%, 11/01/24 (Pre-refunded/ETM)	5,385	5,893,990
Series 2017D 5.00%, 11/01/27	1,315	1,594,845
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2014A 5.00%, 3/01/24	1,955	2,191,535
Series 2014B 5.00%, 3/01/26	2,360	2,678,718
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2015A 5.00%, 3/01/23	3,500	3,963,575
Coronado Community Development Agency Successor Agency Series 2018A 5.00%, 9/01/33(c)	3,320	3,729,223

County of Los Angeles CA Series 2018 4.00%, 6/28/19	10,760	10,932,590
County of Monterey CA COP Series 2017 5.00%, 10/01/29	4,870	5,789,359
County of Sacramento CA Airport System Revenue Series 2018E 5.00%, 7/01/32	1,280	1,494,912
County of San Diego CA COP Series 2014A 5.00%, 10/15/27–10/15/28	2,550	2,915,008
Fremont Community Facilities District No. 1 Series 2015 5.00%, 9/01/28(a)	1,505	1,669,828
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 6/01/36	3,015	3,016,025
Irvine Unified School District Series 2017A 5.00%, 9/01/23(a)	925	1,024,512
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/22	1,460	1,585,180
Long Beach Unified School District Series 2016 5.00%, 8/01/24	4,175	4,823,628
Los Angeles Department of Water Series 2013B 5.00%, 7/01/19	1,000	1,024,900
Series 2018A 5.00%, 7/01/32	2,735	3,244,148
Los Angeles Department of Water & Power Power System Revenue Series 2018A 5.00%, 7/01/28	1,660	2,014,427
Los Angeles Unified School District/CA Series 2010KRY 5.25%, 7/01/25	160	169,277
Series 2014C 5.00%, 7/01/27	6,815	7,839,703
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/25–8/01/26	2,335	2,737,867
Orange County Sanitation District Series 2016A 5.00%, 2/01/25	1,560	1,832,891
Palomar Health (Palomar Health Obligated Group) Series 2016 4.00%, 11/01/19	550	557,260
5.00%, 11/01/20	1,230	1,284,046

68	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Peralta Community College District Series 2014A 5.00%, 8/01/27	$5,855	$6,705,907
Port of Los Angeles Series 2011A 5.00%, 8/01/19	1,500	1,537,095
Port of Oakland Series 2012P 5.00%, 5/01/24–5/01/25	6,405	6,932,044
Riverside County Redevelopment Successor Agency AGM Series 2017B 5.00%, 10/01/29	1,900	2,213,994
Romoland School District Series 2015 5.00%, 9/01/23(a)	300	332,712
Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/25	2,380	2,565,212
Sacramento County Sanitation Districts Financing Authority Series 2014A 5.00%, 12/01/29	2,000	2,278,340
San Diego County Water Authority Financing Corp. Series 2011A 5.00%, 5/01/24–5/01/25	4,860	5,237,999
San Diego Public Facilities Financing Authority Sewer Revenue Series 2009B 5.00%, 5/15/21 (Pre-refunded/ETM)	1,570	1,602,154
5.00%, 5/15/22 (Pre-refunded/ETM)	5,740	5,855,776
San Francisco Bay Area Rapid Transit District Series 2010 5.00%, 7/01/27 (Pre-refunded/ETM)	2,000	2,109,180
San Francisco City & County Airport Comm-San Francisco International Airport Series 2011G 5.00%, 5/01/24 (Pre-refunded/ETM)(a)	1,775	1,914,125
5.00%, 5/01/24	695	748,633
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009C-2 5.00%, 5/01/25	500	508,635
Series 20122 5.00%, 5/01/27	1,270	1,395,451
Series 2016S 5.00%, 5/01/25–5/01/26	2,730	3,196,786
San Francisco Community College District Series 2015 5.00%, 6/15/22	5,000	5,532,650

Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01) Series 2016 5.00%, 9/01/27(a)	750	841,080
Simi Valley Unified School District Series 2017 5.00%, 8/01/20–8/01/22	3,900	4,238,317
South Placer Wastewater Authority/CA Series 2011C 5.25%, 11/01/22 (Pre-refunded/ETM)	3,000	3,211,650
5.25%, 11/01/24 (Pre-refunded/ETM)	5,675	6,075,371
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 7/01/23	5,190	5,480,692
State of California Series 2011 5.00%, 10/01/20	1,500	1,593,135
Series 2013 5.00%, 2/01/21	2,185	2,342,276
Series 2015 5.00%, 8/01/22–3/01/24	3,975	4,489,043
Stockton Redevelopment Agency Successor Agency AGM Series 2016A 5.00%, 9/01/25	1,900	2,192,011
University of California series 2012G 5.00%, 5/15/23 (Pre-refunded/ETM)(a)	2,645	2,931,427
Series 2012G 5.00%, 5/15/23	4,755	5,268,160
Series 2013A 5.00%, 5/15/48	6,000	6,784,680
Series 2015A 5.00%, 5/15/21	5,355	5,791,432
Series 2017A 5.00%, 5/15/28	3,035	3,632,986
Series 2018A 4.00%, 5/15/24	2,120	2,344,275
5.00%, 5/15/30–5/15/31	3,185	3,800,491
Series 2018O 5.00%, 5/15/31	615	727,250
Upper Santa Clara Valley Joint Powers Authority Series 2011A 5.00%, 8/01/25 (Pre-refunded/ETM)	1,790	1,944,745
Vista Unified School District Series 2012 5.00%, 8/01/23–8/01/25	4,240	4,691,695
Walnut Energy Center Authority Series 2014 5.00%, 1/01/26–1/01/28	2,800	3,192,712

		309,734,097

2018 Annual Report	69

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Colorado–0.7%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/32	$1,000	$1,063,980
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/22(a)(b)	690	737,755
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 7/15/22	1,150	1,177,347
Sterling Ranch Community Authority Board Series 2017A 5.00%, 12/01/30(a)	1,000	1,017,970

		3,997,052

Florida–0.3%
Citizens Property Insurance Corp. Series 2011A-1 5.00%, 6/01/19	2,035	2,074,052

Illinois–2.1%
Chicago Board of Education Series 2017F 5.00%, 12/01/24	2,000	2,090,400
Metropolitan Pier & Exposition Authority (Metropolitan Pier & Exposition Authority Lease) Series 2017B 5.00%, 12/15/30	1,400	1,529,360
State of Illinois Series 2012 5.00%, 8/01/21	350	364,399
Series 2013A 5.00%, 4/01/20	1,415	1,457,181
Series 2014 5.00%, 5/01/25	2,165	2,268,942
Series 2016 5.00%, 2/01/22	1,520	1,585,664
Series 2017D 5.00%, 11/01/24	3,190	3,367,619

		12,663,565

Michigan–0.4%
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/25	2,175	2,378,928

New Jersey–2.4%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014P 5.00%, 6/15/20	1,350	1,408,172

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/22	6,950	7,471,250
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 12/15/19	5,000	5,155,450

		14,034,872

Ohio–0.3%
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33(a)	160	155,200
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 3.75%, 1/15/28(a)(b)	1,000	999,960
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33(a)	350	339,500
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33(a)	180	174,600

		1,669,260

Pennsylvania–0.2%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/22	1,000	1,068,510

Puerto Rico–0.5%
Puerto Rico Highway & Transportation Authority NATL Series 2005L 5.25%, 7/01/35	1,125	1,196,572
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	545	530,694

70	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Universidad Interamericana DE Puerto Rico, Inc.) Series 2012 5.00%, 10/01/19	$1,000	$1,012,420

		2,739,686

Texas–1.4%
Central Texas Turnpike System Series 2015A 5.00%, 8/15/42	2,850	2,964,741
Mission Economic Development Corp. (Natgasoline LLC) Series 2016B 5.75%, 10/01/31(b)	1,000	1,030,830
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/26	3,885	4,466,235

		8,461,806

Washington–0.2%
Kalispel Tribe of Indians Series 2018A 5.00%, 1/01/32(a)(b)	1,000	1,029,780

Wisconsin–0.2%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24(b)	1,135	1,242,666

Total Municipal Obligations (cost $366,220,369)		369,510,860

Shares
INVESTMENT COMPANIES–27.1%
Funds and Investment Trusts–27.1%(d)
AB All Market Real Return Portfolio–Class Z(e)	2,687,705	24,081,839
SPDR S&P 500 ETF Trust	349,886	101,718,858
iShares Core MSCI Emerging Markets ETF	304,022	15,742,259

iShares Core MSCI EAFE ETF	236,626	15,162,994
Vanguard Mid-Cap ETF	19,514	3,204,004

Total Investment Companies (cost $138,113,912)		159,909,954

Principal Amount (000)
GOVERNMENTS—TREASURIES–2.4%
United States–2.4%
U.S. Treasury Notes 2.125%, 11/30/23(f)	$200	192,031
2.50%, 5/31/20	14,057	13,991,108

Total Governments—Treasuries (cost $14,218,263)		14,183,139

SHORT-TERM INVESTMENTS–6.5%
U.S. Treasury Bills–4.3%
U.S. Treasury Bill Zero Coupon, 10/04/18–11/23/18	15,200	15,182,702
Zero Coupon, 12/20/18(g)	10,200	10,151,720

Total U.S. Treasury Bills (cost $25,334,897)		25,334,422

Shares
Investment Companies–2.2%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.98%(d)(e)(h) (cost $12,647,607)	12,647,607	12,647,607

Total Short-Term Investments (cost $37,982,504)		37,982,029

Total Investments—98.6% (cost $556,535,048)		581,585,982

Other assets less liabilities—1.4%		8,421,646

Net Assets—100.0%		$590,007,628

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	510	December 2018	EUR	5	$19,771,344	$20,055,637	$284,293
FTSE 100 Index Futures	51	December 2018	GBP	1	4,833,192	4,976,532	143,340
Hang Seng Index Futures	26	October 2018	HKD	1	4,590,423	4,629,341	38,918
MSCI Emerging Markets Futures	150	December 2018	USD	8	7,784,238	7,872,750	88,512
Russell 2000 E-Mini Futures	95	December 2018	USD	5	8,150,258	8,078,800	(71,458)

2018 Annual Report	71

Schedule of Investments (continued)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2018	Unrealized Appreciation/ (Depreciation)
S&P Mid 400 E-Mini Futures	9	December 2018	USD	1	$1,846,163	$1,822,680	$(23,483)
SPI 200 Futures	40	December 2018	AUD	1	4,464,193	4,477,333	13,140
TOPIX Index Futures	216	December 2018	JPY	2,160	32,745,937	34,552,015	1,806,078
U.S. T-Note 10 Yr (CBT) Futures	80	December 2018	USD	8,000	9,596,459	9,502,500	(93,959)
U.S. T-Note 2 Yr (CBT) Futures	30	December 2018	USD	6,000	6,337,442	6,322,031	(15,411)
U.S. Ultra Bond (CBT) Futures	19	December 2018	USD	1,900	3,046,706	2,931,344	(115,362)

Sold Contracts
S&P 500 E Mini Futures	307	December 2018	USD	15	44,489,806	44,806,650	(316,844)
S&P TSX 60 Index Futures	76	December 2018	CAD	15	11,209,050	11,183,029	26,021

							$1,763,785

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	JPY	238,397	USD	2,147	11/14/18	$42,147
Bank of America, NA	USD	2,074	CAD	2,689	11/14/18	9,791
Bank of America, NA	USD	1,692	SEK	15,322	11/14/18	38,045
Barclays Bank PLC	CHF	848	USD	877	11/14/18	9,966
Barclays Bank PLC	CHF	1,286	USD	1,304	11/14/18	(11,394)
BNP Paribas SA	CAD	9,274	USD	7,141	11/14/18	(45,115)
BNP Paribas SA	USD	1,665	AUD	2,306	11/14/18	2,786
BNP Paribas SA	USD	2,545	JPY	280,756	11/14/18	(66,218)
BNP Paribas SA	USD	1,230	NZD	1,805	11/14/18	(33,484)
Citibank, NA	EUR	1,834	USD	2,137	11/14/18	584
Citibank, NA	GBP	1,111	USD	1,435	11/14/18	(15,903)
Citibank, NA	JPY	871,970	USD	7,766	11/14/18	67,694
Citibank, NA	USD	1,964	CAD	2,571	11/14/18	28,036
Credit Suisse International	CHF	2,151	USD	2,190	11/14/18	(9,899)
Credit Suisse International	GBP	1,075	USD	1,432	11/14/18	28,459
Credit Suisse International	NOK	19,691	USD	2,345	11/14/18	(78,215)
Credit Suisse International	NZD	2,162	USD	1,437	11/14/18	3,344
Credit Suisse International	USD	514	AUD	714	11/14/18	1,735
Credit Suisse International	USD	1,105	CHF	1,063	11/14/18	(17,561)
Credit Suisse International	USD	17,017	EUR	14,447	11/14/18	(186,803)
Credit Suisse International	USD	3,485	GBP	2,645	11/14/18	(30,851)
Credit Suisse International	USD	2,280	NOK	18,977	11/14/18	55,753
Goldman Sachs Bank USA	GBP	2,359	USD	3,109	11/14/18	28,040
HSBC Bank USA	USD	7,060	JPY	776,140	11/14/18	(207,849)
JPMorgan Chase Bank, NA	SEK	9,052	USD	992	11/14/18	(30,288)
JPMorgan Chase Bank, NA	USD	4,400	GBP	3,362	11/14/18	(10,125)
JPMorgan Chase Bank, NA	USD	4,638	NOK	38,389	11/14/18	86,725
Morgan Stanley & Co., Inc.	AUD	714	USD	529	11/14/18	12,655
Morgan Stanley & Co., Inc.	CAD	1,080	USD	825	11/14/18	(11,712)
Morgan Stanley & Co., Inc.	GBP	1,462	USD	1,872	11/14/18	(37,646)
Morgan Stanley & Co., Inc.	USD	6,346	CAD	8,327	11/14/18	106,848

72	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Canada	USD	5,153	NZD	7,701	11/14/18	$(46,888)
State Street Bank & Trust Co.	EUR	2,206	USD	2,576	11/14/18	5,731
UBS AG	EUR	8,833	USD	10,441	11/14/18	151,085
UBS AG	GBP	844	USD	1,110	11/14/18	7,727
UBS AG	USD	1,805	CHF	1,733	11/14/18	(32,047)
UBS AG	USD	3,066	EUR	2,613	11/14/18	(21,522)
UBS AG	USD	1,325	JPY	145,127	11/14/18	(43,570)

						$(249,939)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.57%	USD	37	$(4,344)	$(3,798)	$(546)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	382	(44,847)	(38,605)	(6,242)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	20	(2,348)	(2,072)	(276)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	255	(29,979)	(26,449)	(3,530)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	331	(38,860)	(32,468)	(6,392)

						$(120,378)	$(103,392)	$(16,986)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
				Rate Type		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
Barclays Bank PLC	USD	7,032	8/31/20	2.235%	CPI#	Maturity	$ 4,952
Barclays Bank PLC	USD	7,031	9/04/20	2.248%	CPI#	Maturity	5,283
Barclays Bank PLC	USD	8,029	9/20/20	2.263%	CPI#	Maturity	7,860
Barclays Bank PLC	USD	5,000	10/23/26	2.310%	CPI#	Maturity	(151,442)
Barclays Bank PLC	USD	5,000	12/04/27	2.170%	CPI#	Maturity	99,415
Barclays Bank PLC	USD	1,000	10/23/29	2.388%	CPI#	Maturity	(36,694)
Citibank, NA	USD	7,280	12/14/20	1.548%	CPI#	Maturity	228,890
Citibank, NA	USD	6,400	10/23/21	2.039%	CPI#	Maturity	(96,476)
Citibank, NA	USD	7,000	11/04/23	1.900%	CPI#	Maturity	214,980

2018 Annual Report	73

Schedule of Investments (continued)

				Rate Type		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
Citibank, NA	USD	3,000	7/20/27	2.104%	CPI#	Maturity	$ 81,516
Deutsche Bank AG	USD	3,700	7/15/20	1.265%	CPI#	Maturity	180,439
Deutsche Bank AG	USD	4,000	9/04/25	1.818%	CPI#	Maturity	144,602
JPMorgan Chase Bank, NA	USD	7,207	8/30/20	2.210%	CPI#	Maturity	8,943
JPMorgan Chase Bank, NA	USD	3,000	3/02/24	2.175%	CPI#	Maturity	29,587
JPMorgan Chase Bank, NA	USD	5,000	7/20/24	1.995%	CPI#	Maturity	130,437
JPMorgan Chase Bank, NA	USD	4,000	11/04/26	2.015%	CPI#	Maturity	133,929
Morgan Stanley Capital Services LLC	USD	19,000	7/20/22	1.939%	CPI#	Maturity	410,789
Morgan Stanley Capital Services LLC	USD	5,000	7/20/32	2.158%	CPI#	Maturity	181,133

							$ 1,578,143

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate market value of these securities amounted to $6,974,427 or 1.2% of net assets.
(c)	When-Issued or delayed delivery security.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(e)	Affiliated investments.
(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(g)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(h)	The rate shown represents the 7-day yield as of period end.

As of September 30, 2018, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 1.5% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGM—Assured Guaranty Municipal

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed

COP—Certificate of Participation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

74	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay N Portfolio

September 30, 2018

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–65.3%
Long-Term Municipal Bonds–65.3%
Alabama–0.2%
County of Jefferson AL Sewer Revenue Series 2013D 5.00%, 10/01/22	$1,000	$1,073,250

Arizona–0.7%
City of Phoenix Civic Improvement Corp. Series 2010A 5.00%, 7/01/22 (Pre-refunded/ETM)	2,575	2,705,089
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)(b)	420	421,441

		3,126,530

California–0.1%
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 6/01/36	660	660,224

Colorado–1.4%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/32	1,000	1,063,980
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	3,150	3,376,170
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/22(a)(b)	600	641,526
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.375%, 7/15/25	1,100	1,133,231

		6,214,907

Connecticut–0.6%
State of Connecticut Series 2018D 5.00%, 4/15/27	2,280	2,566,277

District of Columbia–0.5%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/21	2,100	2,209,221

Principal Amount (000)		U.S. $ Value

Florida–0.7%
Citizens Property Insurance Corp. Series 2012A-1 5.00%, 6/01/21	$2,840	$3,043,798

Illinois–2.5%
Chicago Board of Education Series 2017C
5.00%, 12/01/23	1,465	1,530,573
Metropolitan Pier & Exposition Authority (Metropolitan Pier & Exposition Authority Lease) Series 2017B 5.00%, 12/15/25	1,000	1,080,170
State of Illinois Series 2014 5.00%, 5/01/22–5/01/23	4,990	5,233,285
Series 2017D 5.00%, 11/01/24	2,000	2,111,360
State of Illinois (State of Illinois Sales Tax) Series 2010 5.00%, 6/15/20	1,685	1,751,861

		11,707,249

Michigan–1.2%
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/26	5,055	5,647,092

New Jersey–3.1%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2015X 5.00%, 6/15/21	4,555	4,812,722
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/21	2,410	2,563,445
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2018A 5.00%, 6/15/24	3,410	3,757,376
New Jersey Turnpike Authority AGM Series 2005D-3 5.25%, 1/01/26	2,555	2,988,175

		14,121,718

New York–50.2%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/22–12/15/23	3,555	3,716,077

2018 Annual Report	75

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/29	$1,000	$1,057,440
Central Islip Union Free School District Series 2013 5.00%, 7/15/19	750	768,038
City of New York NY Series 2010B 5.00%, 8/01/19	1,275	1,307,385
Series 2010H 5.00%, 6/01/19 (Pre-refunded/ETM)(a)	1,220	1,244,961
Series 2014A
5.00%, 8/01/28	1,285	1,450,058
Series 2014J 5.00%, 8/01/27	1,085	1,227,504
Series 2017-1 5.00%, 8/01/31	6,160	7,114,430
Series 2018E 5.00%, 3/01/31	1,055	1,227,851
City of Yonkers NY AGM Series 2015A 5.00%, 3/15/21	2,000	2,126,080
County of Nassau NY Series 2011A 5.00%, 4/01/20	2,050	2,140,262
Series 2014A 5.00%, 4/01/25	4,775	5,355,926
Series 2017C 5.00%, 10/01/25	1,875	2,144,438
County of Westchester NY Series 2016A 5.00%, 1/01/21–1/01/23	4,935	5,394,244
Hempstead Town Local Development Corp. (Hofstra University) Series 2013 5.00%, 7/01/21	700	750,981
Hudson Yards Infrastructure Corp. Series 2017A 5.00%, 2/15/32	2,320	2,657,398
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20(a)(c)	275	272,883
Metropolitan Transportation Authority Series 2011 5.00%, 11/15/25 (Pre-refunded/ETM)(a)	2,075	2,263,617
Series 2011C 5.00%, 11/15/25	4,430	4,778,242
Series 2012 5.00%, 11/15/22	2,650	2,930,714
Series 2012F 5.00%, 11/15/25	1,000	1,096,430

Series 2017C 5.00%, 11/15/26–11/15/31	12,180	13,971,680
Series 2018B 5.00%, 5/15/20	3,085	3,227,897
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/23–11/15/26	9,840	10,871,520
Series 2016A 5.00%, 11/15/25	1,375	1,605,684
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 7/01/20	1,000	1,044,190
New York City Municipal Water Finance Authority Series 2010FF 5.00%, 6/15/25	500	525,060
Series 2011GG 5.00%, 6/15/26	8,070	8,657,335
Series 2015G 5.00%, 6/15/27	2,885	3,319,769
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018S 5.00%, 7/15/31	3,685	4,282,081
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2009B 5.00%, 11/01/18	4,525	4,536,493
Series 2010I-2 5.00%, 11/01/19	2,000	2,065,320
Series 2011B 5.00%, 2/01/21	4,110	4,387,343
Series 2012S 5.00%, 5/01/19 (Pre-refunded/ETM)	1,000	1,018,270
Series 2013I 5.00%, 5/01/22	2,270	2,492,596
Series 2014B 5.00%, 11/01/26	4,000	4,515,560
Series 2015C 5.00%, 11/01/28	2,145	2,439,187
Series 2017 5.00%, 11/01/26–11/01/28	4,265	5,004,286
Series 2017E-1 5.00%, 2/01/30	1,155	1,329,624
Series 2018C 5.00%, 5/01/22	2,605	2,860,446

76	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) Series 2016A 5.00%, 12/01/26	$5,575	$6,548,785
New York State Dormitory Authority Series 2012A 5.00%, 7/01/26 (Pre-refunded/ETM)	1,965	2,172,995
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/24	3,440	3,517,882
New York State Dormitory Authority (New York State Sales Tax) Series 2015A 5.00%, 3/15/23	3,300	3,688,377
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/24(b)	700	777,392
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012A 5.00%, 12/15/21–12/15/22	3,965	4,360,300
Series 2014A 5.00%, 2/15/28	2,035	2,279,302
Series 2014C 5.00%, 3/15/29	3,000	3,354,090
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2013A 5.00%, 7/01/21	1,000	1,076,160
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2012D 5.00%, 6/15/20	1,745	1,835,164
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2011A 5.00%, 4/01/23	1,590	1,703,208
Series 2012A 5.00%, 4/01/20	1,975	2,065,258
AMBAC Series 2005B 5.50%, 4/01/20	2,400	2,527,296
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/25	4,500	4,763,475

New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016A 5.00%, 3/15/22–3/15/24	6,600	7,333,666
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/19–8/01/31	6,030	6,268,831
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 1/01/30	3,065	3,417,690
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 1/01/22	1,755	1,879,623
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018B 3.50%, 11/01/24(b)	600	599,664
Niagara Falls City School District Series 2016 5.00%, 6/15/19	2,605	2,655,693
Niagara Frontier Transportation Authority AGM Series 2004A2 4.25%, 4/01/24(d)	800	800,000
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/23	2,515	2,819,038
Series 2013-180 5.00%, 6/01/21	2,500	2,692,875
Series 2014 5.00%, 9/01/23–9/01/28	5,615	6,263,738
Series 2015E 5.00%, 10/15/23	1,000	1,118,610
Series 2017 5.00%, 11/15/30	1,735	2,029,620
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/18–10/15/25	5,740	6,287,128
Triborough Bridge & Tunnel Authority Series 2017 5.00%, 11/15/28	1,820	2,197,395
Series 2018B 5.00%, 11/15/27	4,295	5,119,296
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/19–9/01/20	1,540	1,594,259
Utility Debt Securitization Authority Series 2015 5.00%, 12/15/24	1,500	1,668,315

2018 Annual Report	77

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Series 2016B 5.00%, 12/15/20	$5,185	$5,217,925

		229,812,350

Ohio–0.3%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29(a)	210	203,700
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 3.75%, 1/15/28(a)(b)	1,000	999,960
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33(a)	300	291,000

		1,494,660

Pennsylvania–1.2%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/24	1,000	1,089,380
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.25%, 9/01/23	200	210,404
Sports & Exhibition Authority of Pittsburgh and Allegheny County (Sports & Exhibition Authority of Pittsburgh and Allegheny County Hotel Occupancy Tax) AGM Series 2010 5.00%, 2/01/24	4,000	4,187,240

		5,487,024

Puerto Rico–0.1%
Puerto Rico Highway & Transportation Authority NATL Series 2007N 5.25%, 7/01/32	100	107,405
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	445	433,319

		540,724

South Carolina–0.7%
Patriots Energy Group Financing Agency Series 2018A 4.00%, 10/01/48	3,000	3,164,850

Tennessee–0.9%
Tennessee Energy Acquisition Corp. Series 2018 4.00%, 11/01/49	3,880	4,075,203

Texas–0.2%
Mission Economic Development Corp. (Natgasoline LLC) Series 2016B 5.75%, 10/01/31(b)	770	793,739

Washington–0.7%
Kalispel Tribe of Indians Series 2018B 5.00%, 1/01/32(a)(b)(e)	700	720,846
Port of Seattle WA Series 2010C 5.00%, 2/01/21	2,300	2,440,599

		3,161,445

Total Municipal Obligations (cost $297,063,163)		298,900,261

	Shares
INVESTMENT COMPANIES–24.2%
Funds and Investment Trusts–24.2%(f)
AB All Market Real Return Portfolio–Class Z(g)	2,103,592	18,848,185
iShares Core MSCI EAFE ETF	207,783	13,314,735
iShares Core MSCI Emerging Markets ETF	239,172	12,384,326
SPDR S&P 500 ETF Trust	219,028	63,675,820
Vanguard Mid-Cap ETF	15,255	2,504,719

Total Investment Companies (cost $94,201,152)		110,727,785

Principal Amount (000)
GOVERNMENTS—TREASURIES–3.3%
United States–3.3%
U.S. Treasury Notes 2.125%, 11/30/23(h)	$1,000	960,156
2.50%, 5/31/20	14,365	14,297,664

Total Governments—Treasuries (cost $15,301,641)		15,257,820

78	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–5.3%
U.S. Treasury Bills–4.6%
U.S. Treasury Bill Zero Coupon, 10/04/18–11/23/18	$13,000	$12,983,075
Zero Coupon, 12/20/18(i)	8,000	7,962,133

Total U.S. Treasury Bills (cost $20,945,705)		20,945,208

	Shares
Investment Companies–0.7%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.98%(f)(g)(j) (cost $3,408,546)	3,408,546	3,408,546

Total Short-Term Investments (cost $24,354,251)		24,353,754

Total Investments—98.1% (cost $430,920,207)		449,239,620

Other assets less liabilities—1.9%		8,721,169

Net Assets—100.0%		$457,960,789

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at September 30, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	379	December 2018	EUR	4		$14,694,194	$14,904,092	$209,898
FTSE 100 Index Futures	37	December 2018	GBP	0	**	3,506,981	3,610,425	103,444
Hang Seng Index Futures	20	October 2018	HKD	1		3,531,094	3,561,031	29,937
MSCI Emerging Markets Futures	114	December 2018	USD	6		5,915,353	5,983,290	67,937
Russell 2000 E-Mini Futures	74	December 2018	USD	4		6,344,954	6,292,960	(51,994)
S&P Mid 400 E-Mini Futures	7	December 2018	USD	1		1,435,905	1,417,640	(18,265)
SPI 200 Futures	30	December 2018	AUD	1		3,348,074	3,357,999	9,925
TOPIX Index Futures	166	December 2018	JPY	1,660		25,169,683	26,553,864	1,384,181
U.S. T-Note 2 Yr (CBT) Futures	24	December 2018	USD	4,800		5,069,966	5,057,625	(12,341)
U.S. T-Note 10 Yr (CBT) Futures	61	December 2018	USD	6,100		7,317,386	7,245,656	(71,730)
U.S. Ultra Bond (CBT) Futures	15	December 2018	USD	1,500		2,405,295	2,314,219	(91,076)

Sold Contracts
S&P 500 E Mini Futures	133	December 2018	USD	7		19,286,721	19,411,350	(124,629)
S&P TSX 60 Index Futures	59	December 2018	CAD	12		8,702,523	8,681,562	20,961

								$1,456,248

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	JPY	187,015	USD	1,684	11/14/18	$33,063
Bank of America, NA	USD	1,608	CAD	2,085	11/14/18	7,592
Bank of America, NA	USD	1,282	SEK	11,608	11/14/18	28,823

2018 Annual Report	79

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CHF	664	USD	687	11/14/18	$7,803
Barclays Bank PLC	CHF	1,113	USD	1,128	11/14/18	(9,860)
BNP Paribas SA	CAD	7,243	USD	5,577	11/14/18	(35,403)
BNP Paribas SA	USD	1,195	AUD	1,655	11/14/18	2,000
BNP Paribas SA	USD	1,920	JPY	211,828	11/14/18	(49,971)
BNP Paribas SA	USD	960	NZD	1,409	11/14/18	(26,138)
Citibank, NA	EUR	1,424	USD	1,659	11/14/18	454
Citibank, NA	GBP	850	USD	1,098	11/14/18	(12,167)
Citibank, NA	JPY	712,039	USD	6,342	11/14/18	55,278
Citibank, NA	USD	1,567	CAD	2,051	11/14/18	22,365
Credit Suisse International	CHF	1,260	USD	1,286	11/14/18	(3,034)
Credit Suisse International	GBP	842	USD	1,122	11/14/18	22,290
Credit Suisse International	NOK	15,451	USD	1,840	11/14/18	(61,361)
Credit Suisse International	NZD	1,681	USD	1,117	11/14/18	2,600
Credit Suisse International	USD	880	CHF	846	11/14/18	(13,984)
Credit Suisse International	USD	13,266	EUR	11,263	11/14/18	(145,567)
Credit Suisse International	USD	2,972	GBP	2,256	11/14/18	(26,308)
Credit Suisse International	USD	1,784	NOK	14,851	11/14/18	43,632
Goldman Sachs Bank USA	GBP	1,852	USD	2,440	11/14/18	21,959
HSBC Bank USA	USD	5,138	JPY	564,882	11/14/18	(151,275)
JPMorgan Chase Bank, NA	SEK	7,064	USD	774	11/14/18	(23,636)
JPMorgan Chase Bank, NA	USD	3,443	GBP	2,630	11/14/18	(7,922)
JPMorgan Chase Bank, NA	USD	3,604	NOK	29,830	11/14/18	67,395
Morgan Stanley & Co., Inc.	AUD	693	USD	514	11/14/18	12,299
Morgan Stanley & Co., Inc.	CAD	868	USD	663	11/14/18	(9,413)
Morgan Stanley & Co., Inc.	GBP	1,342	USD	1,718	11/14/18	(34,561)
Morgan Stanley & Co., Inc.	USD	4,944	CAD	6,488	11/14/18	83,241
Royal Bank of Canada	USD	4,005	NZD	5,985	11/14/18	(36,440)
State Street Bank & Trust Co.	CHF	442	USD	447	11/14/18	(4,758)
State Street Bank & Trust Co.	EUR	1,687	USD	1,970	11/14/18	4,383
State Street Bank & Trust Co.	USD	501	AUD	693	11/14/18	201
UBS AG	EUR	7,340	USD	8,678	11/14/18	126,706
UBS AG	GBP	851	USD	1,119	11/14/18	7,791
UBS AG	USD	1,409	CHF	1,353	11/14/18	(25,020)
UBS AG	USD	2,400	EUR	2,046	11/14/18	(16,847)
UBS AG	USD	1,117	JPY	122,344	11/14/18	(36,730)

						$(180,520)

80	Sanford C. Bernstein Fund, Inc.

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.57%	USD	30	$(3,521)	$(3,079)	$(442)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	310	(36,394)	(31,328)	(5,066)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	17	(1,996)	(1,761)	(235)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	205	(24,101)	(21,263)	(2,838)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	268	(31,463)	(26,288)	(5,175)

						$(97,475)	$(83,719)	$(13,756)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
				Rate Type		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
Barclays Bank PLC	USD	5,709	8/31/20	2.235%	CPI#	Maturity	$ 4,020
Barclays Bank PLC	USD	5,709	9/04/20	2.248%	CPI#	Maturity	4,290
Barclays Bank PLC	USD	6,514	9/20/20	2.263%	CPI#	Maturity	6,377
Barclays Bank PLC	USD	4,000	10/23/26	2.310%	CPI#	Maturity	(121,153)
Barclays Bank PLC	USD	1,000	10/23/29	2.388%	CPI#	Maturity	(36,695)
Barclays Bank PLC	USD	3,000	12/04/32	2.233%	CPI#	Maturity	74,448
Citibank, NA	USD	5,700	12/14/20	1.548%	CPI#	Maturity	179,213
Citibank, NA	USD	3,800	10/23/21	2.039%	CPI#	Maturity	(57,283)
Citibank, NA	USD	7,000	11/04/23	1.900%	CPI#	Maturity	214,980
Citibank, NA	USD	3,500	7/20/27	2.104%	CPI#	Maturity	95,102
Deutsche Bank AG	USD	2,900	7/15/20	1.265%	CPI#	Maturity	141,425
Deutsche Bank AG	USD	4,000	9/04/25	1.818%	CPI#	Maturity	144,602
JPMorgan Chase Bank, NA	USD	5,852	8/30/20	2.210%	CPI#	Maturity	7,261
JPMorgan Chase Bank, NA	USD	2,500	3/02/24	2.175%	CPI#	Maturity	24,656
JPMorgan Chase Bank, NA	USD	7,000	7/20/24	1.995%	CPI#	Maturity	182,612
JPMorgan Chase Bank, NA	USD	3,000	11/04/26	2.015%	CPI#	Maturity	100,447
Morgan Stanley Capital Services LLC	USD	8,500	7/20/22	1.939%	CPI#	Maturity	183,774
Morgan Stanley Capital Services LLC	USD	1,800	7/20/32	2.158%	CPI#	Maturity	65,208

							$ 1,213,284

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

2018 Annual Report	81

Schedule of Investments (continued)

**	Notional amount less than 500.
(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate market value of these securities amounted to $4,954,568 or 1.1% of net assets.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.06% of net assets as of September 30, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20	11/13/14	$ 275,000	$272,883	0.06%

(d)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2018 and the aggregate market value of this security amounted to $800,000 or 0.17% of net assets.
(e)	When-Issued or delayed delivery security.
(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(g)	Affiliated investments.
(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(i)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(j)	The rate shown represents the 7-day yield as of period end.

As of September 30, 2018, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 7.4% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

82	Sanford C. Bernstein Fund, Inc.

Statement of Assets and Liabilities—September 30, 2018

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO
ASSETS
Investments in securities at value
Unaffiliated issuers	$1,121,673,249	$2,304,970,681	$1,142,107,606
Affiliated issuers	1,095,426,159	2,258,464,457	145,924,500
Foreign currencies, at value (a)	7,264,494	15,081,578	3,454,193
Cash	0	4,053	29,243
Cash collateral due from broker	260,000	719,907	2,025,042
Receivables:
Unaffiliated interest and dividends	811,240	1,319,535	5,163,889
Affiliated dividends	34,395	41,488	74,329
Foreign withholding tax reclaims	41,497	31,497	0
Investment securities sold and foreign currency transactions	20,733,356	6,307,718	2,065,515
Capital shares sold	716,250	4,909,277	709,143
Variation margin on futures	3,116,280	6,348,377	0
Newly entered credit default swaps	0	0	84,644
Unrealized appreciation of forward currency exchange contracts	7,688,599	15,772,150	4,872,943
Unrealized appreciation of total return swaps	480,461	0	137,535
Market value of variance swaps	0	0	7,726
Market value of credit default swaps (b)	0	0	269,814
Unrealized appreciation of inflation swaps	0	0	218,372

Total assets	2,258,245,980	4,613,970,718	1,307,144,494

LIABILITIES
Due to custodian	306	0	0
Cash collateral due to broker	734,725	0	0
Payables:
Investment securities purchased	7,599,848	629,648	18,725,338
Capital shares redeemed	810,556	2,222,366	746,926
Management fee	821,327	1,725,250	561,048
Shareholder servicing fee	266,036	509,163	116,655
Variation margin on futures	0	0	312,961
Variation margin on centrally cleared swaps	0	0	81,414
Transfer Agent fee	11,952	17,203	11,983
Accrued expenses	239,712	248,173	350,772
Unrealized depreciation of forward currency exchange contracts	9,413,926	19,349,591	2,386,262
Unrealized depreciation of total return swaps	0	5,245,891	0
Market value of credit default swaps (c)	0	0	2,685,092
Market value of variance swaps	0	0	21,384

Total liabilities	19,898,388	29,947,285	25,999,835

NET ASSETS	$2,238,347,592	$4,584,023,433	$1,281,144,659

Cost of investments
Unaffiliated issuers	$818,390,334	$1,578,588,699	$1,122,885,385
Affiliated issuers	985,420,137	2,034,592,922	144,522,808
NET ASSETS CONSIST OF:
Capital stock, at par	$163,392	$320,656	$116,873
Additional paid-in capital	1,783,936,776	3,587,965,929	1,214,005,907
Distributable earnings	454,247,424	995,736,848	67,021,879

	$2,238,347,592	$4,584,023,433	$1,281,144,659

(a) Cost: $7,308,699, $15,176,265 and $3,531,539, respectively. (Note 1)

(b) Net premiums paid of $0, $0 and $458,411, respectively.

(c) Net premiums received of $0, $0 and $2,491,443, respectively.

See Notes to Financial Statements.

2018 Annual Report	83

Statement of Assets and Liabilities—September 30, 2018 (continued)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO
NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$1,811,001,858	$3,464,533,480	$1,052,413,660
Shares of capital stock outstanding	132,254,116	242,517,465	96,047,259

Net asset value, offering and redemption price per share	$13.69	$14.29	$10.96

Class 2 Shares
Net Assets	$427,345,734	$1,119,489,953	$228,730,999
Shares of capital stock outstanding	31,137,597	78,138,553	20,826,196

Net asset value, offering and redemption price per share	$13.72	$14.33	$10.98

See Notes to Financial Statements.

84	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
ASSETS
Investments in securities at value
Unaffiliated issuers	$1,805,384,087	$544,856,536	$426,982,889
Affiliated issuers	162,414,641	36,729,446	22,256,731
Foreign currencies, at value (a)	2,491,634	707,241	549,397
Receivables:
Unaffiliated interest and dividends	18,064,244	5,712,574	4,398,666
Affiliated dividends	95,637	12,523	5,957
Investment securities sold	0	5,863,964	4,388,248
Capital shares sold	2,371,900	352,840	56,041
Variation margin on futures	469,071	134,324	107,034
Unrealized appreciation of inflation swaps	5,954,752	1,862,755	1,428,415
Unrealized appreciation of forward currency exchange contracts	2,357,348	687,151	549,875

Total assets	1,999,603,314	596,919,354	460,723,253

LIABILITIES
Cash collateral due to broker	4,400,000	1,230,000	960,000
Payables:
Investment securities purchased	30,845,274	3,731,414	0
Management fee	891,048	268,705	209,357
Capital shares redeemed	588,286	108,792	332,983
Shareholder servicing fee	145,429	40,700	41,241
Transfer Agent fee	9,589	3,246	3,054
Accrued expenses and other liabilities	222,710	186,789	172,828
Unrealized depreciation of forward currency exchange contracts	3,107,767	937,090	730,395
Unrealized depreciation of inflation swaps	1,152,488	284,612	215,131
Market value of credit default swaps (b)	313,569	120,378	97,475

Total liabilities	41,676,160	6,911,726	2,762,464

NET ASSETS	$1,957,927,154	$590,007,628	$457,960,789

Cost of investments
Unaffiliated issuers	$1,720,758,238	$519,160,553	$408,158,614
Affiliated issuers	164,558,370	37,374,495	22,761,593
NET ASSETS CONSIST OF:
Capital stock, at par	$173,952	$52,217	$40,916
Additional paid-in capital	1,827,310,649	551,548,933	428,025,456
Distributable earnings	130,442,553	38,406,478	29,894,417

	$1,957,927,154	$590,007,628	$457,960,789

(a) Cost: $2,503,651, $710,652 and $552,047, respectively. (Note 1)

(b) Net premiums received of $269,319, $103,392 and $83,719, respectively.

See Notes to Financial Statements.

2018 Annual Report	85

Statement of Assets and Liabilities—September 30, 2018 (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$1,314,250,921	$368,639,990	$372,014,437
Shares of capital stock outstanding	116,834,015	32,642,295	33,250,823

Net asset value, offering and redemption price per share	$11.25	$11.29	$11.19

Class 2 Shares
Net Assets	$643,676,233	$221,367,638	$85,946,352
Shares of capital stock outstanding	57,118,422	19,574,624	7,664,862

Net asset value, offering and redemption price per share	$11.27	$11.31	$11.21

See Notes to Financial Statements.

86	Sanford C. Bernstein Fund, Inc.

Statement of Operations—for the year ended September 30, 2018

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO
INVESTMENT INCOME
Income:
Interest	$0	$0	$27,022,272
Dividends
Unaffiliated issuers (net of foreign withholding taxes of $80,319, $127,511 and $0, respectively)	19,296,032	40,294,087	3,667,956
Affiliated issuers	18,034,981	36,465,922	2,566,999
Other income	2,223	4,577	1,259

Total income	37,333,236	76,764,586	33,258,486

Expenses:
Management fee (see Note 2A)	20,250,275	41,654,843	8,335,116
Shareholder servicing fee (see Note 2B)	3,658,370	7,027,975	1,583,323
Custodian fee	212,999	224,630	358,565
Transfer Agent fee—Class 1	72,270	97,153	72,743
Transfer Agent fee—Class 2	16,636	30,820	15,626
Auditing and tax fees	128,125	115,537	133,725
Directors’ fees and expenses	73,532	150,942	41,699
Legal fees	69,526	143,874	39,950
Registration fees	50,745	56,278	42,375
Printing fees	22,510	30,284	22,802
Miscellaneous	94,752	133,022	75,839

Total expenses	24,649,740	49,665,358	10,721,763
Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(8,012,751)	(16,143,036)	(624,405)

Net expenses	16,636,989	33,522,322	10,097,358

Net investment income	20,696,247	43,242,264	23,161,128

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (a)	107,201,995	195,578,404	13,888,855
Affiliated Underlying Portfolios	2,736,551	5,493,481	568,756
Capital gain distributions from underlying funds	6,091,692	12,414,285	0
Forward currency exchange contracts	5,247,147	10,474,286	(723,534)
Futures	(56,053,404)	(148,098,976)	3,699,381
Swaps	(4,154,407)	(4,873,369)	798,726
Swaptions written	0	0	60,930
Foreign currency transactions	(824,913)	(1,437,135)	423,061

Net realized gain on investment and foreign currency transactions	60,244,661	69,550,976	18,716,175

Net change in unrealized appreciation/depreciation of:
Investments (b)	50,796,219	143,702,454	(21,788,078)
Affiliated Underlying Portfolios	(17,080,061)	(36,448,935)	(552,526)
Forward currency exchange contracts	(4,179,494)	(8,556,578)	3,116,890
Futures	3,747,982	11,277,528	1,017,588
Swaps	480,461	(5,245,891)	1,025,180
Foreign currency denominated assets and liabilities	71,497	160,005	(94,725)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	33,836,604	104,888,583	(17,275,671)

Net realized and unrealized gain on investment and foreign currency transactions	94,081,265	174,439,559	1,440,504

Contributions from affiliates (see Note 2A)	0	0	3,665

Net increase in net assets resulting from operations	$114,777,512	$217,681,823	$24,605,297

(a) Net of foreign capital gains taxes of $0, $0 and $52,877, respectively.

(b) Net of increase in accrued foreign capital gains taxes of $0, $0 and $303, respectively.

See Notes to Financial Statements.

2018 Annual Report	87

Statement of Operations—for the year ended September 30, 2018 (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$38,508,810	$10,697,284	$8,855,525
Dividends
Unaffiliated issuers	9,241,011	2,866,322	2,078,228
Affiliated issuers	1,266,501	265,124	201,810
Other income	1,915	581	453

Total income	49,018,237	13,829,311	11,136,016

Expenses:
Management fee (see Note 2A)	12,783,550	3,846,590	3,008,121
Shareholder servicing fee (see Note 2B)	1,979,769	549,225	563,363
Custodian fee	205,875	141,316	127,450
Transfer Agent fee—Class 1	47,549	13,984	18,576
Transfer Agent fee—Class 2	23,305	8,614	4,312
Auditing and tax fees	110,694	110,694	110,694
Registration fees	53,451	36,923	37,079
Directors’ fees and expenses	63,902	19,267	15,028
Legal fees	61,020	21,065	14,899
Printing fees	17,149	5,382	5,767
Miscellaneous	87,196	55,080	48,377

Total expenses	15,433,460	4,808,140	3,953,666
Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(412,412)	(112,047)	(82,535)

Net expenses	15,021,048	4,696,093	3,871,131

Net investment income	33,997,189	9,133,218	7,264,885

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	17,976,297	6,052,652	4,856,587
Affiliated Underlying Portfolios	898,563	262,647	215,159
Forward currency exchange contracts	(2,227,368)	(774,444)	(515,207)
Futures	(2,468,926)	(862,143)	(43,000)
Swaps	4,379,474	1,284,129	1,099,042
Foreign currency transactions	(13,439)	17,086	(7,934)

Net realized gain on investment and foreign currency transactions	18,544,601	5,979,927	5,604,647

Net change in unrealized appreciation/depreciation of:
Investments	(13,890,421)	(1,501,702)	(3,771,943)
Affiliated Underlying Portfolios	(2,761,491)	(825,619)	(652,784)
Forward currency exchange contracts	(1,801,866)	(558,439)	(439,868)
Futures	208,653	(129,061)	66,285
Swaps	2,509,932	798,032	496,071
Foreign currency denominated assets and liabilities	45,305	13,431	9,417

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(15,689,888)	(2,203,358)	(4,292,822)

Net realized and unrealized gain on investment and foreign currency transactions	2,854,713	3,776,569	1,311,825

Net increase in net assets resulting from operations	$36,851,902	$12,909,787	$8,576,710

See Notes to Financial Statements.

88	Sanford C. Bernstein Fund, Inc.

Statement of Changes in Net Assets

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$20,696,247	$17,456,391	$43,242,264	$38,560,818
Net realized gain on investment and foreign currency transactions	60,244,661	82,387,271	69,550,976	194,854,242
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	33,836,604	178,596,790	104,888,583	333,481,912
Contributions from affiliates (see Note 2A)	0	775	0	872

Net increase in net assets resulting from operations	114,777,512	278,441,227	217,681,823	566,897,844

Distributions to shareholders (a)*	(30,108,673)	(11,662,754)	(110,514,205)	(23,304,471)

Capital-share transactions
Net proceeds from sales of shares	236,745,980	258,359,970	370,600,386	397,427,994
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	25,979,035	10,390,797	90,850,197	18,733,821

Total proceeds from shares sold	262,725,015	268,750,767	461,450,583	416,161,815
Cost of shares redeemed	(325,156,538)	(353,662,902)	(478,545,336)	(634,654,543)

Net decrease in net assets from capital-share transactions	(62,431,523)	(84,912,135)	(17,094,753)	(218,492,728)

Net increase in net assets	22,237,316	181,866,338	90,072,865	325,100,645

NET ASSETS:
Beginning of period	2,216,110,276	2,034,243,938	4,493,950,568	4,168,849,923

End of period	$2,238,347,592	$2,216,110,276	$4,584,023,433	$4,493,950,568

(a) See page 92 for share class information on dividend distributions for the Overlay A and Tax-Aware Overlay A Portfolios.

* The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note 7, Recent Accounting Pronouncements, in the Notes to Financial Statements for more information.

See Notes to Financial Statements.

2018 Annual Report	89

Statement of Changes in Net Assets (continued)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$23,161,128	$18,416,776	$33,997,189	$29,261,335
Net realized gain on investment and foreign currency transactions	18,716,175	20,092,014	18,544,601	40,749,873
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(17,275,671)	28,370,615	(15,689,888)	43,624,408
Contributions from affiliates (see Note 2A)	3,665	2,581	0	562

Net increase in net assets resulting from operations	24,605,297	66,881,986	36,851,902	113,636,178

Distributions to shareholders (a)*	(29,464,635)	(28,460,071)	(78,388,870)	(46,971,772)

Capital-share transactions
Net proceeds from sales of shares	196,717,967	197,159,555	234,650,733	212,961,837
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	24,800,857	23,944,829	70,975,125	41,111,683

Total proceeds from shares sold	221,518,824	221,104,384	305,625,858	254,073,520
Cost of shares redeemed	(190,512,511)	(218,907,025)	(238,701,975)	(293,301,280)

Net increase (decrease) in net assets from capital-share transactions	31,006,313	2,197,359	66,923,883	(39,227,760)

Net increase in net assets	26,146,975	40,619,274	25,386,915	27,436,646

NET ASSETS:
Beginning of period	1,254,997,684	1,214,378,410	1,932,540,239	1,905,103,593

End of period	$1,281,144,659	$1,254,997,684	$1,957,927,154	$1,932,540,239

(a) See page 92 for share class information on dividend distributions for the Overlay B and Tax-Aware Overlay B Portfolios.

* The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note 7, Recent Accounting Pronouncements, in the Notes to Financial Statements for more information.

See Notes to Financial Statements.

90	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$9,133,218	$7,524,405	$7,264,885	$6,060,925
Net realized gain on investment and foreign currency transactions	5,979,927	11,891,297	5,604,647	9,940,049
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(2,203,358)	14,004,524	(4,292,822)	10,992,955
Contributions from affiliates (see Note 2A)	0	443	0	408

Net increase in net assets resulting from operations	12,909,787	33,420,669	8,576,710	26,994,337

Distributions to shareholders (a)*	(22,669,932)	(9,896,229)	(18,025,126)	(9,204,759)

Capital-share transactions
Net proceeds from sales of shares	54,578,706	64,924,898	46,053,545	54,085,608
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	20,608,264	8,932,240	16,488,106	8,385,438

Total proceeds from shares sold	75,186,970	73,857,138	62,541,651	62,471,046
Cost of shares redeemed	(56,668,621)	(70,029,299)	(52,839,195)	(71,702,097)

Net increase (decrease) in net assets from capital-share transactions	18,518,349	3,827,839	9,702,456	(9,231,051)

Net increase in net assets	8,758,204	27,352,279	254,040	8,558,527

NET ASSETS:
Beginning of period	581,249,424	553,897,145	457,706,749	449,148,222

End of period	$590,007,628	$581,249,424	$457,960,789	$457,706,749

(a) See page 92 for share class information on dividend distributions for the Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

* The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note 7, Recent Accounting Pronouncements, in the Notes to Financial Statements for more information.

See Notes to Financial Statements.

2018 Annual Report	91

Statement of Changes in Net Assets (continued)

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Distributions to shareholders:*
Class 1	$(23,669,546)	$(8,842,979)	$(82,086,349)	$(16,248,186)
Class 2	(6,439,127)	(2,819,775)	(28,427,856)	(7,056,285)

	$(30,108,673)	$(11,662,754)	$(110,514,205)	$(23,304,471)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Distributions to shareholders:*
Class 1	$(23,883,220)	$(22,582,790)	$(52,145,707)	$(31,117,501)
Class 2	(5,581,415)	(5,877,281)	(26,243,163)	(15,854,271)

	$(29,464,635)	$(28,460,071)	$(78,388,870)	$(46,971,772)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Distributions to shareholders:*
Class 1	$(13,708,456)	$(6,002,065)	$(14,488,255)	$(7,272,222)
Class 2	(8,961,476)	(3,894,164)	(3,536,871)	(1,932,537)

	$(22,669,932)	$(9,896,229)	$(18,025,126)	$(9,204,759)

* The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note 7, Recent Accounting Pronouncements, in the Notes to Financial Statements for more information.

See Notes to Financial Statements.

92	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Net asset value, beginning of period	$13.18		$11.62		$11.80		$12.88	$11.91

Income from investment operations:
Investment income, net†	0.12	(a)	0.10	(a)	0.03	^ (a)	0.04	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.57		1.52		0.31		(0.43)	1.05
Contributions from affiliates	0		0.00	(b)	0		0	0

Total from investment operations	0.69		1.62		0.34		(0.39)	1.14

Less dividends and distributions:
Dividends from net investment income	(0.18)		(0.06)		(0.05)		(0.16)	(0.17)
Distributions from net realized gain on investment transactions	0		0		(0.47)		(0.53)	0

Total dividends and distributions	(0.18)		(0.06)		(0.52)		(0.69)	(0.17)

Net asset value, end of period	$13.69		$13.18		$11.62		$11.80	$12.88

Total return (c)	5.21%		14.04%		2.84%	^	(3.02)% #	9.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,811,002		$1,784,355		$1,638,587		$1,536,828	$1,513,474
Average net assets (000 omitted)	$1,829,185		$1,687,556		$1,582,586		$1,598,329	$1,462,653
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)(e)	0.78%		0.83%		1.00%		1.15% +	1.15%
Expenses, before waivers/reimbursements (d)(e)	1.13%		1.13%		1.14%		1.15% +	1.15%
Net investment income	0.88%	(a)	0.79%	(a)	0.22%	^ (a)	0.31% +	0.68%
Portfolio turnover rate	39%		48%		71%		91%	104%

See Footnote Summary on page 105-106.

See Notes to Financial Statements.

2018 Annual Report	93

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Net asset value, beginning of period	$13.22		$11.65		$11.83		$12.90	$11.94

Income from investment operations:
Investment income, net†	0.15	(a)	0.12	(a)	0.05	^ (a)	0.06	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.56		1.54		0.31		(0.42)	1.05
Contributions from affiliates	0		0.00	(b)	0		0	0

Total from investment operations	0.71		1.66		0.36		(0.36)	1.16

Less dividends and distributions:
Dividends from net investment income	(0.21)		(0.09)		(0.07)		(0.18)	(0.20)
Distributions from net realized gain on investment transactions	0		0		(0.47)		(0.53)	0

Total dividends and distributions	(0.21)		(0.09)		(0.54)		(0.71)	(0.20)

Net asset value, end of period	$13.72		$13.22		$11.65		$11.83	$12.90

Total return (c)	5.37%		14.31%		3.14%	^	(2.78)%	9.82%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$427,346		$431,755		$395,657		$344,343	$367,259
Average net assets (000 omitted)	$420,846		$408,460		$381,197		$390,069	$352,881
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)(e)	0.58%		0.63%		0.80%		0.95% +	0.95%
Expenses, before waivers/reimbursements (d)(e)	0.93%		0.93%		0.94%		0.95% +	0.95%
Net investment income	1.09%	(a)	0.99%	(a)	0.42%	^ (a)	0.51% +	0.88%
Portfolio turnover rate	39%		48%		71%		91%	104%

See Footnote Summary on page 105-106.

See Notes to Financial Statements.

94	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Net asset value, beginning of period	$13.95		$12.30		$12.52		$13.64	$12.40

Income from investment operations:
Investment income, net†	0.13	(a)	0.11	(a)	0.03	^ (a)	0.05	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.55		1.60		0.27		(0.41)	1.24
Contributions from affiliates	0		0.00	(b)	0.00	(b)	0	0

Total from investment operations	0.68		1.71		0.30		(0.36)	1.32

Less dividends and distributions:
Dividends from net investment income	(0.30)		(0.06)		(0.04)		(0.08)	(0.08)
Distributions from net realized gain on investment transactions	(0.04)		0		(0.48)		(0.68)	0

Total dividends and distributions	(0.34)		(0.06)		(0.52)		(0.76)	(0.08)

Net asset value, end of period	$14.29		$13.95		$12.30		$12.52	$13.64

Total return (c)	4.85%	#	13.99%		2.37%	^	(2.60)% #	10.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,464,533		$3,418,084		$3,183,118		$3,057,052	$3,003,685
Average net assets (000 omitted)	$3,513,988		$3,258,122		$3,133,499		$3,177,411	$2,867,927
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)(e)	0.77%		0.82%		0.99%		1.13% +	1.13%
Expenses, before waivers/reimbursements (d)(e)	1.12%		1.12%		1.13%		1.13% +	1.13%
Net investment income	0.89%	(a)	0.85%	(a)	0.28%	^ (a)	0.35% +	0.58%
Portfolio turnover rate	42%		49%		71%		91%	102%

See Footnote Summary on page 105-106.

See Notes to Financial Statements.

2018 Annual Report	95

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Net asset value, beginning of period	$14.00		$12.34		$12.55		$13.68	$12.43

Income from investment operations:
Investment income, net†	0.16	(a)	0.14	(a)	0.06	^ (a)	0.07	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.54		1.61		0.27		(0.40)	1.25
Contributions from affiliates	0		0.00	(b)	0.00	(b)	0	0

Total from investment operations	0.70		1.75		0.33		(0.33)	1.35

Less dividends and distributions:
Dividends from net investment income	(0.33)		(0.09)		(0.06)		(0.12)	(0.10)
Distributions from net realized gain on investment transactions	(0.04)		0		(0.48)		(0.68)	0

Total dividends and distributions	(0.37)		(0.09)		(0.54)		(0.80)	(0.10)

Net asset value, end of period	$14.33		$14.00		$12.34		$12.55	$13.68

Total return (c)	5.01%	#	14.25%		2.61%	^	(2.42)% #	10.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,119,490		$1,075,867		$985,732		$921,095	$909,475
Average net assets (000 omitted)	$1,114,328		$1,020,239		$955,478		$949,274	$861,528
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)(e)	0.57%		0.62%		0.79%		0.93% +	0.93%
Expenses, before waivers/reimbursements (d)(e)	0.92%		0.92%		0.93%		0.93% +	0.93%
Net investment income	1.09%	(a)	1.05%	(a)	0.48%	^ (a)	0.55% +	0.78%
Portfolio turnover rate	42%		49%		71%		91%	102%

See Footnote Summary on page 105-106.

See Notes to Financial Statements.

96	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Net asset value, beginning of period	$11.00		$10.67		$10.22		$10.84	$11.13

Income from investment operations:
Investment income, net†	0.20	(a)	0.16	(a)	0.12	^ (a)	0.09	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.01		0.42		0.48		(0.22)	0.57
Contributions from affiliates	0.00	(b)	0.00	(b)	0		0	0

Total from investment operations	0.21		0.58		0.60		(0.13)	0.66

Less dividends and distributions:
Dividends from net investment income	(0.23)		(0.25)		0		(0.29)	(0.30)
Distributions from net realized gain on investment transactions	(0.02)		0		(0.15)		(0.20)	(0.65)

Total dividends and distributions	(0.25)		(0.25)		(0.15)		(0.49)	(0.95)

Net asset value, end of period	$10.96		$11.00		$10.67		$10.22	$10.84

Total return (c)	1.93%		5.59%		5.83%	^	(1.20)% #	6.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,052,414		$1,037,681		$971,463		$900,438	$918,955
Average net assets (000 omitted)	$1,055,548		$985,539		$932,575		$911,500	$880,703
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.81%		0.84%		0.85%		0.87% +	0.86%
Expenses, before waivers/reimbursements (e)	0.86%		0.87%		0.87%		0.87% +	0.86%
Net investment income	1.78%	(a)	1.49%	(a)	1.19%	^ (a)	0.84% +	0.83%
Portfolio turnover rate	116%		115%		105%		226%	93%

See Footnote Summary on page 105-106.

See Notes to Financial Statements.

2018 Annual Report	97

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY B PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Net asset value, beginning of period	$11.03		$10.69		$10.23		$10.85	$11.13

Income from investment operations:
Investment income, net†	0.21	(a)	0.18	(a)	0.14	^ (a)	0.11	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.01		0.42		0.47		(0.23)	0.59
Contributions from affiliates	0.00	(b)	0.00	(b)	0		0	0

Total from investment operations	0.22		0.60		0.61		(0.12)	0.69

Less dividends and distributions:
Dividends from net investment income	(0.25)		(0.26)		0		(0.30)	(0.32)
Distributions from net realized gain on investment transactions	(0.02)		0		(0.15)		(0.20)	(0.65)

Total dividends and distributions	(0.27)		(0.26)		(0.15)		(0.50)	(0.97)

Net asset value, end of period	$10.98		$11.03		$10.69		$10.23	$10.85

Total return (c)	2.02%		5.83%		5.92%	^	(1.08)% #	6.64%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$228,731		$217,317		$242,915		$227,368	$200,096
Average net assets (000 omitted)	$226,777		$228,978		$234,250		$199,315	$195,463
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.66%		0.69%		0.71%		0.72% +	0.71%
Expenses, before waivers/reimbursements (e)	0.71%		0.71%		0.72%		0.72% +	0.71%
Net investment income	1.93%	(a)	1.65%	(a)	1.34%	^ (a)	1.03% +	0.98%
Portfolio turnover rate	116%		115%		105%		226%	93%

See Footnote Summary on page 105-106.

See Notes to Financial Statements.

98	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Net asset value, beginning of period	$11.50	$11.10		$10.81		$11.11	$11.37

Income from investment operations:
Investment income, net†	0.19 (a)	0.17	(a)	0.13	^ (a)	0.14	0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.02	0.50		0.32		(0.22)	0.55
Contributions from affiliates	0	0.00	(b)	0		0	0

Total from investment operations	0.21	0.67		0.45		(0.08)	0.68

Less dividends and distributions:
Dividends from net investment income	(0.18)	(0.17)		(0.14)		(0.09)	(0.19)
Distributions from net realized gain on investment transactions	(0.28)	(0.10)		(0.02)		(0.13)	(0.75)

Total dividends and distributions	(0.46)	(0.27)		(0.16)		(0.22)	(0.94)

Net asset value, end of period	$11.25	$11.50		$11.10		$10.81	$11.11

Total return (c)	1.86%	6.23%		4.19%	^	(0.69)% #	6.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,314,251	$1,299,848		$1,284,948		$1,216,063	$1,239,990
Average net assets (000 omitted)	$1,319,846	$1,271,281		$1,256,664		$1,234,170	$1,197,761
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.81%	0.82%		0.82%		0.84% +	0.84%
Expenses, before waivers/reimbursements (e)	0.83%	0.84%		0.84%		0.84% +	0.84%
Net investment income	1.68% (a)	1.50%	(a)	1.20%	^ (a)	1.29% +	1.14%
Portfolio turnover rate	22%	22%		41%		39%	21%

See Footnote Summary on page 105-106.

See Notes to Financial Statements.

2018 Annual Report	99

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Net asset value, beginning of period	$11.52	$11.12		$10.83		$11.13	$11.40

Income from investment operations:
Investment income, net†	0.21 (a)	0.18	(a)	0.15	^ (a)	0.16	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.02	0.51		0.32		(0.22)	0.55
Contributions from affiliates	0	0.00	(b)	0		0	0

Total from investment operations	0.23	0.69		0.47		(0.06)	0.69

Less dividends and distributions:
Dividends from net investment income	(0.20)	(0.19)		(0.16)		(0.11)	(0.21)
Distributions from net realized gain on investment transactions	(0.28)	(0.10)		(0.02)		(0.13)	(0.75)

Total dividends and distributions	(0.48)	(0.29)		(0.18)		(0.24)	(0.96)

Net asset value, end of period	$11.27	$11.52		$11.12		$10.83	$11.13

Total return (c)	2.01%	6.38%		4.38%	^	(0.58)% #	6.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$643,676	$632,692		$620,156		$547,236	$565,264
Average net assets (000 omitted)	$646,854	$616,284		$585,731		$546,048	$525,543
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.66%	0.67%		0.67%		0.69% +	0.69%
Expenses, before waivers/reimbursements (e)	0.68%	0.69%		0.69%		0.69% +	0.69%
Net investment income	1.83% (a)	1.65%	(a)	1.35%	^ (a)	1.44% +	1.30%
Portfolio turnover rate	22%	22%		41%		39%	21%

See Footnote Summary on page 105-106.

See Notes to Financial Statements.

100	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Net asset value, beginning of period	$11.49	$11.02		$10.80		$11.09	$11.33

Income from investment operations:
Investment income, net†	0.17 (a)	0.14	(a)	0.11	^ (a)	0.12	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.07	0.52		0.31		(0.20)	0.58
Contributions from affiliates	0	0.00	(b)	0		0	0

Total from investment operations	0.24	0.66		0.42		(0.08)	0.67

Less dividends and distributions:
Dividends from net investment income	(0.18)	(0.09)		(0.15)		(0.06)	(0.15)
Distributions from net realized gain on investment transactions	(0.26)	(0.10)		(0.05)		(0.15)	(0.76)

Total dividends and distributions	(0.44)	(0.19)		(0.20)		(0.21)	(0.91)

Net asset value, end of period	$11.29	$11.49		$11.02		$10.80	$11.09

Total return (c)	2.13%	6.13%		3.94%	^	(0.72)%	6.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$368,640	$359,764		$349,358		$331,496	$328,626
Average net assets (000 omitted)	$366,150	$348,603		$342,317		$335,669	$312,283
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.85%	0.86%		0.87%		0.88% +	0.88%
Expenses, before waivers/reimbursements (e)	0.87%	0.87%		0.88%		0.88% +	0.88%
Net investment income	1.49% (a)	1.29%	(a)	1.02%	^ (a)	1.10% +	0.83%
Portfolio turnover rate	28%	23%		33%		42%	29%

See Footnote Summary on page 105-106.

See Notes to Financial Statements.

2018 Annual Report	101

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Net asset value, beginning of period	$11.50		$11.04		$10.82		$11.11	$11.35

Income from investment operations:
Investment income, net†	0.19	(a)	0.16	(a)	0.13	^ (a)	0.14	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.08		0.51		0.31		(0.21)	0.58
Contributions from affiliates	0		0.00	(b)	0		0	0

Total from investment operations	0.27		0.67		0.44		(0.07)	0.69

Less dividends and distributions:
Dividends from net investment income	(0.20)		(0.11)		(0.17)		(0.07)	(0.17)
Distributions from net realized gain on investment transactions	(0.26)		(0.10)		(0.05)		(0.15)	(0.76)

Total dividends and distributions	(0.46)		(0.21)		(0.22)		(0.22)	(0.93)

Net asset value, end of period	$11.31		$11.50		$11.04		$10.82	$11.11

Total return (c)	2.37%	#	6.28%		4.13%	^	(0.61)%	6.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$221,368		$221,485		$204,539		$173,955	$177,331
Average net assets (000 omitted)	$225,633		$207,974		$185,830		$180,717	$186,833
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.70%		0.71%		0.72%		0.73% +	0.73%
Expenses, before waivers/reimbursements (e)	0.72%		0.72%		0.73%		0.73% +	0.73%
Net investment income	1.64%	(a)	1.45%	(a)	1.17%	^ (a)	1.25% +	0.97%
Portfolio turnover rate	28%		23%		33%		42%	29%

See Footnote Summary on page 105-106.

See Notes to Financial Statements.

102	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Net asset value, beginning of period	$11.43	$10.99		$10.72		$11.03	$11.25

Income from investment operations:
Investment income, net†	0.17 (a)	0.15	(a)	0.12	^ (a)	0.13	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.04	0.52		0.34		(0.22)	0.58
Contributions from affiliates	0	0.00	(b)	0		0	0

Total from investment operations	0.21	0.67		0.46		(0.09)	0.69

Less dividends and distributions:
Dividends from net investment income	(0.18)	(0.11)		(0.16)		(0.08)	(0.16)
Distributions from net realized gain on investment transactions	(0.27)	(0.12)		(0.03)		(0.14)	(0.75)

Total dividends and distributions	(0.45)	(0.23)		(0.19)		(0.22)	(0.91)

Net asset value, end of period	$11.19	$11.43		$10.99		$10.72	$11.03

Total return (c)	1.84%	6.17%		4.21%	^	(0.77)% #	6.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$372,015	$369,475		$360,981		$340,002	$337,663
Average net assets (000 omitted)	$375,576	$362,361		$354,792		$343,951	$323,433
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.86%	0.87%		0.88%		0.89% +	0.90%
Expenses, before waivers/reimbursements (e)	0.88%	0.88%		0.89%		0.89% +	0.90%
Net investment income	1.54% (a)	1.32%	(a)	1.08%	^ (a)	1.22% +	1.03%
Portfolio turnover rate	31%	17%		39%		41%	31%

See Footnote Summary on page 105-106.

See Notes to Financial Statements.

2018 Annual Report	103

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Net asset value, beginning of period	$11.45	$11.02		$10.75		$11.05	$11.28

Income from investment operations:
Investment income, net†	0.19 (a)	0.16	(a)	0.13	^ (a)	0.15	0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.04	0.51		0.35		(0.21)	0.57
Contributions from affiliates	0	0.00	(b)	0		0	0

Total from investment operations	0.23	0.67		0.48		(0.06)	0.70

Less dividends and distributions:
Dividends from net investment income	(0.20)	(0.12)		(0.18)		(0.10)	(0.18)
Distributions from net realized gain on investment transactions	(0.27)	(0.12)		(0.03)		(0.14)	(0.75)

Total dividends and distributions	(0.47)	(0.24)		(0.21)		(0.24)	(0.93)

Net asset value, end of period	$11.21	$11.45		$11.02		$10.75	$11.05

Total return (c)	1.99%	6.23%		4.49%	^	(0.57)%	6.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$85,946	$88,232		$88,167		$64,025	$61,071
Average net assets (000 omitted)	$87,212	$87,691		$78,704		$60,880	$60,453
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.71%	0.72%		0.73%		0.74% +	0.75%
Expenses, before waivers/reimbursements (e)	0.73%	0.73%		0.74%		0.74% +	0.75%
Net investment income	1.69% (a)	1.47%	(a)	1.23%	^ (a)	1.37% +	1.17%
Portfolio turnover rate	31%	17%		39%		41%	31%

See Footnote Summary on page 105-106.

See Notes to Financial Statements.

104	Sanford C. Bernstein Fund, Inc.

†	Based on average shares outstanding.
^	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

PORTFOLIO	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO	TOTAL RETURN
Overlay A	$0.0002	0.002%	0.002%
Tax Aware Overlay A	0.0002	0.002%	0.002%
Overlay B	0.0003	0.002%	0.002%
Tax Aware Overlay B	0.0003	0.002%	0.002%
Tax Aware Overlay C	0.0003	0.003%	0.003%
Tax Aware Overlay N	0.0003	0.003%	0.003%

#	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.
+	The ratio includes expenses attributable to costs of proxy solicitation.
(a)	Net of fees waived/reimbursed by the Adviser.
(b)	Amount is less than $.005.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(d)	The expense ratios presented below exclude interest expense:

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Overlay A Portfolio
Class 1
Expenses, net of waivers/reimbursements	N/A	N/A	N/A	N/A	1.15%
Expenses, before waivers/reimbursements	N/A	N/A	N/A	N/A	1.15%
Class 2
Expenses, net of waivers/reimbursements	N/A	N/A	N/A	N/A	.95%
Expenses, before waivers/reimbursements	N/A	N/A	N/A	N/A	.95%
Tax-Aware Overlay A Portfolio
Class 1
Expenses, net of waivers/reimbursements	N/A	N/A	N/A	N/A	1.13%
Expenses, before waivers/reimbursements	N/A	N/A	N/A	N/A	1.13%
Class 2
Expenses, net of waivers/reimbursements	N/A	N/A	N/A	N/A	.93%
Expenses, before waivers/reimbursements	N/A	N/A	N/A	N/A	.93%

See Notes to Financial Statements.

2018 Annual Report	105

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

Acquired Fund Fees and Expenses:

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Overlay A Portfolio	0.37%	0.31%	0.14%
Tax-Aware Overlay A Portfolio	0.36%	0.31%	0.14%
Overlay B Portfolio	0.07%	0.02%	N/A
Tax-Aware Overlay B Portfolio	0.04%	0.02%	N/A
Tax-Aware Overlay C Portfolio	0.04%	0.03%	N/A
Tax-Aware Overlay N Portfolio	0.04%	0.02%	N/A

Waiver:

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Overlay A Portfolio	0.36%	0.30%	0.14%
Tax-Aware Overlay A Portfolio	0.35%	0.30%	0.14%
Overlay B Portfolio	0.05%	0.02%	N/A
Tax-Aware Overlay B Portfolio	0.02%	0.02%	N/A
Tax-Aware Overlay C Portfolio	0.02%	0.01%	N/A
Tax-Aware Overlay N Portfolio	0.02%	0.02%	N/A

See Notes to Financial Statements.

106	Sanford C. Bernstein Fund, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 15 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
International	International Class*, Class A, Class B, Class C and Class Z
Tax-Managed International	Tax-Managed International Class*, Class A, Class B, Class C and Class Z
Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIOS
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*
California Municipal	Municipal Class*, Class A, Class C and Advisor Class
Diversified Municipal	Municipal Class*, Class A, Class B, Class C, Advisor Class and Class Z
New York Municipal	Municipal Class*, Class A, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS
Short Duration Plus	Short Duration Plus Class*, Class A, Class B and Class C
Intermediate Duration	Intermediate Duration Class*

*	Bernstein Class

OVERLAY PORTFOLIOS
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the

2018 Annual Report	107

Notes to Financial Statements (continued)

securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar

108	Sanford C. Bernstein Fund, Inc.

investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

2018 Annual Report	109

Notes to Financial Statements (continued)

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2018:

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Investment Companies	$1,099,419,059	$0	$0	$1,099,419,059
Common Stocks (a)	1,082,842,729	0	0	1,082,842,729
Short-Term Investments:
Investment Companies	26,859,179	0	0	26,859,179
U.S. Treasury Bills	0	7,978,441	0	7,978,441
Total Investments in Securities	2,209,120,967	7,978,441	0	2,217,099,408
Other Financial Instruments (b):
Assets:
Futures	992,986	13,264,972	0	14,257,958	(c)
Forward Currency Exchange Contracts	0	7,688,599	0	7,688,599
Total Return Swaps	0	480,461	0	480,461
Liabilities:
Futures	(8,848,309)	(155,227)	0	(9,003,536	) (c)
Forward Currency Exchange Contracts	0	(9,413,926)	0	(9,413,926)
Total (d)	$2,201,265,644	$19,843,320	$0	$2,221,108,964

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks (a)	$2,295,491,728	$0	$0	$2,295,491,728
Investment Companies	2,196,365,669	0	0	2,196,365,669
Short-Term Investments:
Investment Companies	62,098,788	0	0	62,098,788
U.S. Treasury Bills	0	9,478,953	0	9,478,953
Total Investments in Securities	4,553,956,185	9,478,953	0	4,563,435,138
Other Financial Instruments (b):
Assets:
Futures	1,306,081	26,964,321	0	28,270,402	(c)
Forward Currency Exchange Contracts	0	15,772,150	0	15,772,150
Liabilities:
Futures	(17,868,939)	(361,256)	0	(18,230,195	) (c)
Forward Currency Exchange Contracts	0	(19,349,591)	0	(19,349,591)
Total Return Swaps	0	(5,245,891)	0	(5,245,891)
Total (d)	$4,537,393,327	$27,258,686	$0	$4,564,652,013

110	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Investment Companies	$277,220,543	$0	$0	$277,220,543
Inflation-Linked Securities	0	272,708,855	0	272,708,855
Governments—Treasuries	0	209,237,116	0	209,237,116
Corporates—Investment Grade	0	150,487,288	1,058,102	151,545,390
Mortgage Pass-Throughs	0	73,635,879	0	73,635,879
Commercial Mortgage-Backed Securities	0	40,898,829	8,723,003	49,621,832
Collateralized Mortgage Obligations	0	39,258,195	0	39,258,195
Asset-Backed Securities	0	26,189,612	9,808,277	35,997,889
Corporates—Non-Investment Grade	0	34,062,632	0	34,062,632
Governments—Sovereign Agencies	0	9,476,250	0	9,476,250
Covered Bonds	0	7,111,099	0	7,111,099
Collateralized Loan Obligations	0	0	6,650,718	6,650,718
Agencies	0	6,139,086	0	6,139,086
Emerging Markets—Corporate Bonds	0	4,720,067	0	4,720,067
Emerging Markets—Sovereigns	0	3,451,522	0	3,451,522
Local Governments—Provincial Bonds	0	3,257,747	0	3,257,747
Quasi-Sovereigns	0	2,850,536	0	2,850,536
Supranationals	0	1,969,004	0	1,969,004
Governments—Sovereign Bonds	0	1,568,485	0	1,568,485
Emerging Markets—Treasuries	0	1,197,191	0	1,197,191
Local Governments—Regional Bonds	0	756,195	0	756,195
Short-Term Investments:
Investment Companies	52,624,935	0	0	52,624,935
U.S. Treasury Bills	0	21,167,184	0	21,167,184
Governments—Treasuries	0	16,283,647	0	16,283,647
Agency Discount Notes	0	5,520,109	0	5,520,109
Total Investments in Securities	329,845,478	931,946,528	26,240,100	1,288,032,106
Other Financial Instruments (b):
Assets:
Futures	2,345,568	4,821,761	0	7,167,329	(c)
Forward Currency Exchange Contracts	0	4,872,943	0	4,872,943
Centrally Cleared Credit Default Swaps	0	144,292	0	144,292	(c)
Centrally Cleared Interest Rate Swaps	0	1,882,463	0	1,882,463	(c)
Credit Default Swaps	0	269,814	0	269,814
Inflation (CPI) Swaps	0	218,372	0	218,372
Total Return Swaps	0	137,535	0	137,535
Variance Swaps	0	7,726	0	7,726
Liabilities:
Futures	(3,316,039)	0	0	(3,316,039	) (c)
Forward Currency Exchange Contracts	0	(2,386,262)	0	(2,386,262)
Centrally Cleared Credit Default Swaps	0	(252,104)	0	(252,104	) (c)
Centrally Cleared Interest Rate Swaps	0	(545,721)	0	(545,721	) (c)
Credit Default Swaps	0	(2,685,092)	0	(2,685,092)
Variance Swaps	0	(21,384)	0	(21,384)
Total (e)	$328,875,007	$938,410,871	$26,240,100	$1,293,525,978

2018 Annual Report	111

Notes to Financial Statements (continued)

TAX AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long- Term Municipal Bonds	$0	$1,299,728,709	$42,765,497	$1,342,494,206
Investment Companies	492,507,089	0	0	492,507,089
Governments—Treasuries	0	4,016,109	0	4,016,109
Short-Term Investments:
Investment Companies	82,382,090	0	0	82,382,090
U.S. Treasury Bills	0	46,399,234	0	46,399,234
Total Investments in Securities	574,889,179	1,350,144,052	42,765,497	1,967,798,728
Other Financial Instruments (b):
Assets:
Futures	379,807	7,345,969	0	7,725,776	(c)
Forward Currency Exchange Contracts	0	2,357,348	0	2,357,348
Inflation (CPI) Swaps	0	5,954,752	0	5,954,752
Liabilities:
Futures	(1,718,162)	0	0	(1,718,162	) (c)
Forward Currency Exchange Contracts	0	(3,107,767)	0	(3,107,767)
Credit Default Swaps	0	(313,569)	0	(313,569)
Inflation (CPI) Swaps	0	(1,152,488)	0	(1,152,488)
Total (d)	$573,550,824	$1,361,228,297	$42,765,497	$1,977,544,618

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long- Term Municipal Bonds	$0	$353,466,698	$16,044,162	$369,510,860
Investment Companies	159,909,954	0	0	159,909,954
Governments—Treasuries	0	14,183,139	0	14,183,139
Short-Term Investments:
U.S. Treasury Bills	0	25,334,422	0	25,334,422
Investment Companies	12,647,607	0	0	12,647,607
Total Investments in Securities	172,557,561	392,984,259	16,044,162	581,585,982
Other Financial Instruments (b):
Assets:
Futures	114,533	2,285,769	0	2,400,302	(c)
Forward Currency Exchange Contracts	0	687,151	0	687,151
Inflation (CPI) Swaps	0	1,862,755	0	1,862,755
Liabilities:
Futures	(636,517)	0	0	(636,517	) (c)
Forward Currency Exchange Contracts	0	(937,090)	0	(937,090)
Credit Default Swaps	0	(120,378)	0	(120,378)
Inflation (CPI) Swaps	0	(284,612)	0	(284,612)
Total (d)	$172,035,577	$396,477,854	$16,044,162	$584,557,593

112	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$291,840,327	$7,059,934	$298,900,261
Investment Companies	110,727,785	0	0	110,727,785
Governments—Treasuries	0	15,257,820	0	15,257,820
Short-Term Investments:
U.S. Treasury Bills	0	20,945,208	0	20,945,208
Investment Companies	3,408,546	0	0	3,408,546
Total Investments in Securities	114,136,331	328,043,355	7,059,934	449,239,620
Other Financial Instruments (b):
Assets:
Futures	88,898	1,737,385	0	1,826,283	(c)
Forward Currency Exchange Contracts	0	549,875	0	549,875
Inflation (CPI) Swaps	0	1,428,415	0	1,428,415
Liabilities:
Futures	(370,035)	0	0	(370,035	) (c)
Forward Currency Exchange Contracts	0	(730,395)	0	(730,395)
Credit Default Swaps	0	(97,475)	0	(97,475)
Inflation (CPI) Swaps	0	(215,131)	0	(215,131)
Total (e)	$113,855,194	$330,716,029	$7,059,934	$451,631,157

(a)	See Schedule of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the Statement of Assets and Liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the Schedule of Investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(d)	There were no transfers between any levels during the reporting period.

(e)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

OVERLAY B PORTFOLIO	CORPORATES - INVESTMENT GRADE	COMMERCIAL BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of 9/30/17	$0	$9,791,254	$321,562
Accrued discounts/(premiums)	0	(532)	0
Realized gain (loss)	0	(340,043)	0
Change in unrealized appreciation/depreciation	3,102	15,768	0
Purchases/Payups	1,055,000	1,935,000	0
Sales/Paydowns	0	(2,418,284)	0
Transfers in to Level 3	0	0	0
Transfers out of Level 3	0	(260,160)	(321,562)

Balance as of 9/30/18	$1,058,102	$8,723,003	$0

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18 (a)	$3,102	$(80,372)	$0

2018 Annual Report	113

Notes to Financial Statements (continued)

	ASSET-BACKED SECURITIES		COLLATERALIZED LOAN OBLIGATIONS	EMERGING MARKETS - SOVEREIGNS
Balance as of 9/30/17	$6,456,943		$0	$520,766
Accrued discounts/(premiums)	211		58	8,543
Realized gain (loss)	956		0	9,898
Change in unrealized appreciation/depreciation	(98,515)		(10,140)	(8,861)
Purchases/Payups	6,946,568		6,660,800	0
Sales/Paydowns	(3,497,886)		0	(530,346)
Transfers in to Level 3	0		0	0
Transfers out of Level 3	0		0	0

Balance as of 9/30/18	$9,808,277		$6,650,718	$0

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18 (a)	$(97,753)		$(10,140)	$0

	TOTAL
Balance as of 9/30/17	$17,090,525
Accrued discounts/(premiums)	8,280
Realized gain (loss)	(329,189)
Change in unrealized appreciation/depreciation	(98,646)
Purchases/Payups	16,597,368
Sales/Paydowns	(6,446,516)
Transfers in to Level 3	0
Transfers out of Level 3	(581,722	) (b)

Balance as of 9/30/18	$26,240,100

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18 (a)	$(185,163)

TAX-AWARE OVERLAY B PORTFOLIO	LONG-TERM MUNICIPAL BONDS		TOTAL
Balance as of 9/30/17	$46,366,088		$46,366,088
Accrued discounts/(premiums)	(452,145)		(452,145)
Realized gain (loss)	0		0
Change in unrealized appreciation/depreciation	(1,299,060)		(1,299,060)
Purchases/Payups	3,765,614		3,765,614
Sales/Paydowns	(5,615,000)		(5,615,000)
Transfers in to Level 3	0		0
Transfers out of Level 3	0		0

Balance as of 9/30/18	$42,765,497		$42,765,497

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18 (a)	$(1,145,712)		$(1,145,712)

114	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/17	$9,248,064	$9,248,064
Accrued discounts/(premiums)	(126,599)	(126,599)
Realized gain (loss)	278	278
Change in unrealized appreciation/depreciation	(29,531)	(29,531)
Purchases/Payups	7,021,950	7,021,950
Sales/Paydowns	(70,000)	(70,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/18	$16,044,162	$16,044,162

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18 (a)	$(29,531)	$(29,531)

TAX-AWARE OVERLAY N PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/17	$6,213,443	$6,213,443
Accrued discounts/(premiums)	(49,272)	(49,272)
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	112,483	112,483
Purchases/Payups	4,535,535	4,535,535
Sales/Paydowns	(4,255,000)	(4,255,000)
Transfers in to Level 3	502,745	502,745 (b)
Transfers out of Level 3	0	0

Balance as of 9/30/18	$7,059,934	$7,059,934

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18 (a)	$125,372	$125,372

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

As of September 30, 2018, all Level 3 securities were priced i) by third party vendors or ii) by brokers.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily

2018 Annual Report	115

Notes to Financial Statements (continued)

comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on, management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, certain Portfolios filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2018, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

116	Sanford C. Bernstein Fund, Inc.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to contributions from adviser are reflected as adjustments to the components of net assets as of September 30, 2018, as shown below:

PORTFOLIO	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO DISTRIBUTABLE EARNINGS/ ACCUMULATED LOSS
Overlay A	$0	$0
Tax-Aware Overlay A	0	0
Overlay B	(3,665)	3,665
Tax-Aware Overlay B	0	0
Tax-Aware Overlay C	0	0
Tax-Aware Overlay N	0	0

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

2018 Annual Report	117

Notes to Financial Statements (continued)

The Portfolios pay the Adviser an investment management fee at an annual rate of 0.90% of the first $5 billion and 0.875% in excess of $5 billion for Overlay A and Tax-Aware Overlay A; 0.65% for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, of the average daily net assets of each Portfolio. Prior to January 1, 2018, the investment management fee was 0.90% of the average daily net assets of Overlay A and Tax-Aware Overlay A Portfolios.

The Adviser has agreed to waive its fees and bear certain expenses, exclusive of acquired fund fees and other than the advisory fees of any registered funds advised by the Adviser in which a Portfolio may invest, interest expense, taxes, extraordinary expenses, brokerage commission, and other transaction costs, to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

PORTFOLIO	CLASS 1	CLASS 2
Overlay A	1.20%	1.00%
Tax-Aware Overlay A	1.20%	1.00%
Overlay B	0.90%	0.75%
Tax-Aware Overlay B	0.90%	0.75%
Tax-Aware Overlay C	0.90%	0.75%
Tax-Aware Overlay N	0.90%	0.75%

This fee waiver and/or expense limitation agreement will remain in effect until January 26, 2019 and then may be extended by the Adviser for additional one year terms. During the year ended September 30, 2018, there was no such reimbursement.

During the year ended September 30, 2018, the Adviser reimbursed the Overlay B Portfolio $3,665 for trading losses incurred due to trade entry errors. During the year ended September 30, 2017, the Adviser reimbursed the Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios $775, $872, $2,581, $562, $443 and $408, respectively, for trading losses incurred due to trade entry errors.

B.	Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is 0.20 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay A and Tax-Aware Overlay A Portfolios during the month, and 0.15 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios during the month.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Investments in Affiliated Issuers

The Portfolios may invest in other investment companies advised by the Adviser, including AB Government Money Market Portfolio (the “Government Money Market Portfolio”) and AB All-Market Real Return Portfolio—Class Z (“AMRR”) which have contractual annual advisory fee rates of 0.20% and 0.75%, respectively, of the portfolios’ average

118	Sanford C. Bernstein Fund, Inc.

daily net assets and bear their own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Portfolios in affiliated registered investment companies, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to the Portfolios’ pro rata share of the effective advisory fee of the underlying affiliated registered investment company, as borne indirectly by the Portfolios as an acquired fund fee and expense.

For the year ended September 30, 2018, such waivers amounted to:

GOVERNMENT MONEY MARKET PORTFOLIO	AMOUNT
Overlay A	$301,612
Tax-Aware Overlay A	532,060
Overlay B	155,648
Tax-Aware Overlay B	183,311
Tax-Aware Overlay C	43,260
Tax-Aware Overlay N	28,512

AMRR	AMOUNT
Overlay A	$1,831,169
Tax-Aware Overlay A	3,662,814
Overlay B	468,757
Tax-Aware Overlay B	229,101
Tax-Aware Overlay C	68,787
Tax-Aware Overlay N	54,023

Overlay A Portfolio and Tax-Aware Overlay A Portfolio currently invest in Bernstein Fund, Inc.—International Small Cap Portfolio—Class Z, Bernstein Fund, Inc.—International Strategic Equities Portfolio—Class Z, Bernstein Fund Inc.—Small Cap Core Portfolio—Class Z, Sanford C. Bernstein Fund, Inc.—Emerging Markets Portfolio—Class Z, Sanford C. Bernstein Fund, Inc.—International Portfolio—Class Z and Sanford C. Bernstein Fund, Inc.—Tax-Managed International Portfolio—Class Z, respectively. With respect to the Overlay A and Tax-Aware Overlay A Portfolio, the Adviser has contractually agreed to waive its management fees and/or bear Portfolio expenses through January 26, 2019, in an amount equal to the Portfolios’ proportionate share of all advisory fees and other expenses of the aforementioned funds that are indirectly borne by the Portfolios. For the year ended September 30, 2018, such waivers amounted to:

PORTFOLIO	SANFORD C. BERNSTEIN FUND, INC. - TAX-MANAGED INTERNATIONAL PORTFOLIO CLASS Z	SANFORD C. BERNSTEIN FUND, INC. - INTERNATIONAL PORTFOLIO CLASS Z	SANFORD C. BERNSTEIN FUND, INC. - EMERGING MARKETS PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - INTERNATIONAL SMALL CAP PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - SMALL CAP CORE PORTFOLIO CLASS Z
Overlay A	$0	$1,478,092	$457,783	$2,489,174	$1,064,513	$390,408
Tax-Aware Overlay A	2,869,485	0	945,109	5,135,361	2,195,491	802,716

2018 Annual Report	119

Notes to Financial Statements (continued)

The Portfolios may invest in other investment companies managed by the Adviser. A summary of the Portfolios’ transactions in such holdings for the year ended September 30, 2018 is as follows:

SANFORD C. BERNSTEIN FUND, INC.—OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/17 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/18 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)
Government Money Market Portfolio	$307,808	$504,848	$785,796	$0	$0	$26,860	$1,771	$0
AB Bond Fund, Inc.: AB All Market Real Return Portfolio	192,576	248,601	47,949	2,592	(4,042)	391,778	5,256	0
Bernstein Fund, Inc.: International Small Cap Portfolio	88,432	9,896	0	0	(2,157)	96,171	2,168	1,208
International Strategic Equities Portfolio	286,771	34,954	0	0	(5,792)	315,933	3,996	4,420
Small Cap Core Portfolio	42,408	5,392	1,556	145	2,611	49,000	2,148	464
Sanford C. Bernstein Fund, Inc.: Emerging Markets Portfolio	40,261	2,682	0	0	(4,099)	38,844	434	0
International Portfolio	161,987	18,454	0	0	(3,601)	176,840	2,262	0
Total				$2,737	$(17,080)	$1,095,426	$18,035	$6,092

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/17 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/18 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)
Government Money Market Portfolio	$454,158	$1,111,355	$1,503,415	$0	$0	$62,098	$3,018	$0
AB Bond Fund, Inc.: AB All Market Real Return Portfolio	380,487	510,716	96,617	5,222	(8,586)	791,222	10,318	0
Bernstein Fund, Inc.: International Small Cap Portfolio	180,385	23,626	0	0	(4,476)	199,535	4,422	2,463
International Strategic Equities Portfolio	584,254	84,113	0	0	(12,170)	656,197	8,142	9,005
Small Cap Core Portfolio	86,433	10,201	1,488	271	5,495	100,912	4,377	946

120	Sanford C. Bernstein Fund, Inc.

SANFORD C. BERNSTEIN FUND, INC.—OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/17 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/18 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)
Sanford C. Bernstein Fund, Inc.: Emerging Markets Portfolio	$81,751	$7,855	$0	$0	$(8,639)	$80,967	$881	$0
Tax-Managed International Portfolio	330,305	45,301	0	0	(8,073)	367,533	5,308	0
Total				$5,493	$(36,449)	$2,258,464	$36,466	$12,414

SANFORD C. BERNSTEIN FUND, INC.—OVERLAY B PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/17 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/18 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)
Government Money Market Portfolio	$77,176	$458,468	$483,019	$0	$0	$52,625	$1,072	$0
AB Bond Fund, Inc.: AB All Market Real Return Portfolio	51,698	52,108	10,522	569	(553)	93,300	1,495	0
Total				$569	$(553)	$145,925	$2,567	$0

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY B PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/17 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/18 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)
Government Money Market Portfolio	$143,211	$435,175	$496,004	$0	$0	$82,382	$1,267	$0
AB Bond Fund, Inc.: AB All Market Real Return Portfolio	16,343	82,175	16,623	899	(2,761)	80,033	0	0
Total				$899	$(2,761)	$162,415	$1,267	$0

2018 Annual Report	121

Notes to Financial Statements (continued)

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY C PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/17 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/18 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)
Government Money Market Portfolio	$51,186	$125,368	$163,907	$0	$0	$12,647	$265	$0
AB Bond Fund, Inc.: AB All Market Real Return Portfolio	4,777	24,727	4,859	263	(826)	24,082	0	0
Total				$263	$(826)	$36,729	$265	$0

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY N PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/17 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/18 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)
Government Money Market Portfolio	$23,282	$138,831	$158,704	$0	$0	$3,409	$202	$0
AB Bond Fund, Inc.: AB All Market Real Return Portfolio	3,913	19,353	3,980	215	(653)	18,848	0	0
Total				$215	$(653)	$22,257	$202	$0

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the year ended September 30, 2018 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
Overlay A	$714,864	$0	$0
Tax-Aware Overlay A	1,446,209	0	0
Overlay B	215,677	0	0
Tax-Aware Overlay B	237,955	0	0
Tax-Aware Overlay C	74,189	0	0
Tax-Aware Overlay N	55,521	0	0

122	Sanford C. Bernstein Fund, Inc.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2018, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Overlay A	$951,491,353	$0	$802,417,702	$0
Tax-Aware Overlay A	1,971,824,163	0	1,802,073,873	0
Overlay B	431,259,966	1,009,925,434	396,220,467	964,844,057
Tax-Aware Overlay B	543,961,788	7,870,577	338,505,849	65,383,254
Tax-Aware Overlay C	181,101,837	15,481,101	134,071,096	19,432,683
Tax-Aware Overlay N	131,899,517	14,310,024	117,054,615	13,869,070

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		GROSS UNREALIZED		NET UNREALIZED APPRECIATION (DEPRECIATION)
PORTFOLIO	COST	APPRECIATION	(DEPRECIATION)
Overlay A	$1,804,426,855	$437,416,365	$(12,014,395)	$425,401,970
Tax-Aware Overlay A	3,613,661,631	1,004,717,965	(33,907,758)	970,810,207
Overlay B	1,267,664,462	52,986,618	(27,276,484)	25,710,134
Tax-Aware Overlay B	1,885,668,298	108,068,751	(15,017,307)	93,051,444
Tax-Aware Overlay C	556,641,054	31,528,607	(3,121,380)	28,407,227
Tax-Aware Overlay N	431,001,679	24,269,233	(3,372,803)	20,896,430

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2018 Annual Report	123

Notes to Financial Statements (continued)

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2018, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2018, the Portfolios held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolios were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolios. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. A Portfolio’s maximum payment for written put options equates to the number of shares multiplied by the strike price, as included on the Schedule of Investments. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets

124	Sanford C. Bernstein Fund, Inc.

and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolios have realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolios. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

A Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The portfolio’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended September 30, 2018, the Overlay B Portfolio held purchased and written swaptions for hedging and non-hedging purposes.

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolios, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolios and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolios accrue for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

2018 Annual Report	125

Notes to Financial Statements (continued)

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2018, the Overlay B Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended September 30, 2018, the Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolios may enter into credit default swaps, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolios, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolios may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolios receive/(pay) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If a Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolios will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolios for the same referenced obligations with the same counterparty. As of September 30, 2018, the Overlay B Portfolio had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts which may partially offset the Maximum Payout Amount in the amount of $7,400,000.

126	Sanford C. Bernstein Fund, Inc.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If a Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If a Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2018, the Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

Each Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. A Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended September 30, 2018, the Portfolios held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

A Portfolio may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended September 30, 2018, the Overlay B Portfolio held variance swaps for hedging and non-hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

2018 Annual Report	127

Notes to Financial Statements (continued)

During the year ended September 30, 2018, the Portfolios had entered into the following derivatives:

OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on futures	$379,218	*	Receivable/Payable for variation margin on futures	$4,948,137	*
Equity contracts	Receivable/Payable for variation margin on futures	13,878,740	*	Receivable/Payable for variation margin on futures	4,055,399	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	7,688,599		Unrealized depreciation on forward currency exchange contracts	9,413,926
Equity contracts	Unrealized appreciation on total return swaps	480,461
Total		$22,427,018			$18,417,462

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,790,089	$(1,269,442)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(57,843,493)	5,017,424
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	5,247,147	(4,179,494)
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(4,154,407)	480,461
Total		$(54,960,664)	$48,949

128	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts				Receivable/Payable for variation margin on futures	$10,231,441	*
Equity contracts	Receivable/Payable for variation margin on futures	$28,270,402	*	Receivable/Payable for variation margin on futures	7,998,754	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	15,772,150		Unrealized depreciation on forward currency exchange contracts	19,349,591
Equity contracts				Unrealized depreciation on total return swaps	5,245,891
Total		$44,042,552			$42,825,677

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(10,972,892)	$(2,359,143)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(137,126,084)	13,636,671
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	10,474,286	(8,556,578)
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(4,873,369)	(5,245,891)
Total		$(142,498,059)	$(2,524,941)

OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on futures	$1,686,203	*	Receivable/Payable for variation margin on futures	$2,799,393	*
Equity contracts	Receivable/Payable for variation margin on futures	5,481,126	*	Receivable/Payable for variation margin on futures	516,646	*

2018 Annual Report	129

Notes to Financial Statements (continued)

OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	$8,756	*	Receivable/Payable for variation margin on centrally cleared swaps	$16,286	*
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	1,804,820	*	Receivable/Payable for variation margin on centrally cleared swaps	545,752	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	4,872,943		Unrealized depreciation on forward currency exchange contracts	2,386,262
Interest rate contracts	Unrealized appreciation on inflation swaps	218,372
Credit contracts	Market value of credit default swaps	269,814		Market value of credit default swaps	2,685,092
Equity contracts	Unrealized appreciation on total return swaps	137,535
Equity contracts	Market value of variance swaps	7,726		Market value of variance swaps	21,384
Total		$14,487,295			$8,970,815

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$4,941,708	$(869,174)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(1,242,327)	1,886,762
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(723,534)	3,116,890
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(95,339)	0
Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	60,930	0

130	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$679,283	$1,012,630
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	445,871	333,565
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(326,428)	(321,015)
Total		$3,740,164	$5,159,658

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts				Receivable/Payable for variation margin on futures	$737,544	*
Equity contracts	Receivable/Payable for variation margin on futures	$7,725,776	*	Receivable/Payable for variation margin on futures	980,618	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	2,357,348		Unrealized depreciation on forward currency exchange contracts	3,107,767
Interest rate contracts	Unrealized appreciation on inflation swaps	5,954,752		Unrealized depreciation on inflation swaps	1,152,488
Credit contracts				Market value of credit default swaps	313,569
Total		$16,037,876			$6,291,986

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$3,720,656	$(737,544)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(6,189,582)	946,197

2018 Annual Report	131

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(2,227,368)	$(1,801,866)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(887,868)	6,727,488
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	452,356	(44,250)
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	4,814,986	(4,173,306)
Total		$(316,820)	$916,719

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts				Receivable/Payable for variation margin on futures	$224,732	*
Equity contracts	Receivable/Payable for variation margin on futures	$2,400,302	*	Receivable/Payable for variation margin on futures	411,785	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	687,151		Unrealized depreciation on forward currency exchange contracts	937,090
Interest rate contracts	Unrealized appreciation on inflation swaps	1,862,755		Unrealized depreciation on inflation swaps	284,612
Credit contracts				Market value of credit default swaps	120,378
Total		$4,950,208			$1,978,597

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

132	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,140,097	$(224,732)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(2,002,240)	95,671
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(774,444)	(558,439)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(295,956)	2,044,155
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	161,959	(16,986)
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,418,126	(1,229,137)
Total		$(352,458)	$110,532

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts				Receivable/Payable for variation margin on futures	$175,147	*
Equity contracts	Receivable/Payable for variation margin on futures	$1,826,283	*	Receivable/Payable for variation margin on futures	194,888	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	549,875		Unrealized depreciation on forward currency exchange contracts	730,395
Interest rate contracts	Unrealized appreciation on inflation swaps	1,428,415		Unrealized depreciation on inflation swaps	215,131
Credit contracts				Market value of credit default swaps	97,475
Total		$3,804,573			$1,413,036

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

2018 Annual Report	133

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$861,014	$(175,147)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(904,014)	241,432
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(515,207)	(439,868)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(197,304)	1,519,136
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	131,848	(13,756)
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,164,498	(1,009,309)
Total		$540,835	$122,488

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended September 30, 2018:

OVERLAY A PORTFOLIO
Futures:
Average original value of buy contracts	$693,440,033
Average original value of sale contracts	$525,391,774
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$444,573,475
Average principal amount of sale contracts	$542,799,830
Total Return Swaps:
Average notional amount	$54,591,590	(a)

(a) Positions were open for six months during the year.

TAX-AWARE OVERLAY A PORTFOLIO
Futures:
Average original value of buy contracts	$1,458,025,073
Average original value of sale contracts	$1,020,922,907
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$919,177,699
Average principal amount of sale contracts	$1,116,107,323
Total Return Swaps:
Average notional amount	$146,428,235	(a)

(a) Positions were open for six months during the year.

134	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO
Futures:
Average original value of buy contracts	$452,200,119
Average original value of sale contracts	$359,258,218
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$200,339,303
Average principal amount of sale contracts	$362,111,714
Purchased Swaptions:
Average notional amount	$29,520,000	(a)
Written Swaptions:
Average notional amount	$70,900,000	(a)
Inflation Swaps:
Average notional amount	$12,995,385
Centrally Cleared Interest Rate Swaps:
Average notional amount	$151,313,688
Credit Default Swaps:
Average notional amount of buy contracts	$11,469,000
Average notional amount of sale contracts	$17,222,692
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$8,551,429	(b)
Average notional amount of sale contracts	$3,980,000	(b)
Total Return Swaps:
Average notional amount	$15,614,406	(c)
Variance Swap
Average notional amount	$1,118,250	(d)

(a) Positions were open for one month during the year.

(b) Positions were open for six months during the year.

(c) Positions were open for seven months during the year.

(d) Positions were open for nine months during the year.

TAX-AWARE OVERLAY B PORTFOLIO
Futures:
Average original value of buy contracts	$291,135,548
Average original value of sale contracts	$126,895,937
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$205,011,077
Average principal amount of sale contracts	$146,114,446
Inflation Swaps:
Average notional amount	$278,417,462
Credit Default Swaps:
Average notional amount of sale contracts	$5,329,545	(a)
Total Return Swaps:
Average notional amount	$21,610,515	(b)

(a) Positions were open for eleven months during the year.

(b) Positions were open for one month during the year.

2018 Annual Report	135

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY C PORTFOLIO
Futures:
Average original value of buy contracts	$89,631,854
Average original value of sale contracts	$45,509,015
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$63,232,125
Average principal amount of sale contracts	$43,111,026
Inflation Swaps:
Average notional amount	$82,654,538
Credit Default Swaps:
Average notional amount of sale contracts	$1,816,909	(a)
Total Return Swaps:
Average notional amount	$6,364,807	(b)

(a) Positions were open for eleven months during the year.

(b) Positions were open for one month during the year.

TAX-AWARE OVERLAY N PORTFOLIO
Futures:
Average original value of buy contracts	$70,668,822
Average original value of sale contracts	$27,929,452
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$48,869,743
Average principal amount of sale contracts	$34,525,500
Inflation Swaps:
Average notional amount	$61,165,692
Credit Default Swaps:
Average notional amount of sale contracts	$1,478,455	(a)
Total Return Swaps:
Average notional amount	$5,226,478	(b)

(a) Positions were open for eleven months during the year.

(b) Positions were open for one month during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of September 30, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

136	Sanford C. Bernstein Fund, Inc.

OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Bank of America, NA	$695,170	$(100,533)	$0	$0	$594,637
Barclays Bank PLC	113,148	(113,148)	0	0	0
BNP Paribas SA	107,763	(107,763)	0	0	0
Citibank, NA	997,049	(161,962)	0	0	835,087
Credit Suisse International	1,436,927	(1,436,927)	0	0	0
Goldman Sachs Bank USA/Goldman Sachs International	733,452	0	(730,000)	0	3,452
JPMorgan Chase Bank, NA	843,100	(409,410)	0	0	433,690
Morgan Stanley & Co., Inc.	728,301	(728,301)	0	0	0
State Street Bank & Trust Co.	54,168	0	0	0	54,168
UBS AG	2,459,982	(781,402)	0	0	1,678,580

Total	$8,169,060	$(3,839,446)	$(730,000)	$0	$3,599,614	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Bank of America, NA	$100,533	$(100,533)	$0	$0	$0
Barclays Bank PLC	294,336	(113,148)	0	0	181,188
BNP Paribas SA	1,250,577	(107,763)	0	(547,925)	594,889
Citibank, NA	161,962	(161,962)	0	0	0
Credit Suisse International	3,358,345	(1,436,927)	0	0	1,921,418
Deutsche Bank AG	694,480	0	0	0	694,480
HSBC Bank USA	359,355	0	0	0	359,355
JPMorgan Chase Bank, NA	409,410	(409,410)	0	0	0
Morgan Stanley & Co., Inc.	1,530,937	(728,301)	0	0	802,636
Royal Bank of Canada	472,589	0	0	0	472,589
UBS AG	781,402	(781,402)	0	0	0

Total	$9,413,926	$(3,839,446)	$0	$(547,925)	$5,026,555	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Bank of America, NA	$1,438,466	$(180,477)	$0	$0	$1,257,989
Barclays Bank PLC	232,536	(232,536)	0	0	0
BNP Paribas SA	221,526	(221,526)	0	0	0
Citibank, NA	2,038,550	(338,195)	0	0	1,700,355
Credit Suisse International	2,959,772	(2,959,772)	0	0	0
Goldman Sachs Bank USA/Goldman Sachs International	517,147	(517,147)	0	0	0

2018 Annual Report	137

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
JPMorgan Chase Bank, NA	$1,728,271	$(850,975)	$0	$0	$877,296
Morgan Stanley & Co., Inc.	1,481,818	(1,481,818)	0	0	0
State Street Bank & Trust Co.	109,268	(2,103)	0	0	107,165
UBS AG	5,044,796	(1,591,841)	0	0	3,452,955

Total	$15,772,150	$(8,376,390)	$0	$0	$7,395,760^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Bank of America, NA	$180,477	$(180,477)	$0	$0	$0
Barclays Bank PLC	607,904	(232,536)	0	0	375,368
BNP Paribas SA	2,572,094	(221,526)	0	(855,785)	1,494,783
Citibank, NA	338,195	(338,195)	0	0	0
Credit Suisse International	6,884,461	(2,959,772)	0	0	3,924,689
Deutsche Bank AG	1,428,618	0	0	0	1,428,618
Goldman Sachs Bank USA/Goldman Sachs International	5,245,891	(517,147)	(730,670)	(3,998,074)	0
HSBC Bank USA	801,544	0	0	0	801,544
JPMorgan Chase Bank, NA	850,975	(850,975)	0	0	0
Morgan Stanley & Co., Inc.	3,123,977	(1,481,818)	0	0	1,642,159
Royal Bank of Canada	967,402	0	0	0	967,402
State Street Bank & Trust Co.	2,103	(2,103)	0	0	0
UBS AG	1,591,841	(1,591,841)	0	0	0

Total	$24,595,482	$(8,376,390)	$(730,670)	$(4,853,859)	$10,634,563	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Bank of America, NA	$155,029	$(36,718)	$0	$0	$118,311
Barclays Bank PLC	277,521	(145,755)	0	(131,766)	0
BNP Paribas SA	61,400	(61,400)	0	0	0
Citibank, NA	314,250	(253,632)	0	0	60,618
Citigroup Global Markets, Inc.	269,814	(269,814)	0	0	0
Credit Suisse International	294,320	(294,320)	0	0	0
Deutsche Bank AG	1,111,480	(569,447)	0	0	542,033
Goldman Sachs Bank USA/Goldman Sachs International	276,321	(276,321)	0	0	0
HSBC Bank USA	555,567	0	0	0	555,567
JPMorgan Chase Bank, NA	220,720	(194,104)	0	0	26,616

138	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	$103,627	$(103,627)	$0	$0	$0
Natwest Markets PLC	83,945	0	0	0	83,945
Societe Generale	1,146,169	0	0	0	1,146,169
Standard Chartered Bank	83,344	(83,344)	0	0	0
State Street Bank & Trust Co.	73,576	(73,576)	0	0	0
UBS AG	479,307	(280,328)	0	0	198,979

Total	$5,506,390	$(2,642,386)	$0	$(131,766)	$2,732,238	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Bank of America, NA	$36,718	$(36,718)	$0	$0	$0
Barclays Bank PLC	145,755	(145,755)	0	0	0
BNP Paribas SA	280,924	(61,400)	0	0	219,524
Citibank, NA	253,632	(253,632)	0	0	0
Citigroup Global Markets, Inc.	1,076,753	(269,814)	0	(648,081)	158,858
Credit Suisse International	772,856	(294,320)	0	(293,990)	184,546
Deutsche Bank AG	569,447	(569,447)	0	0	0
Goldman Sachs Bank USA/Goldman Sachs International	756,301	(276,321)	0	(479,980)	0
JPMorgan Chase Bank, NA	194,104	(194,104)	0	0	0
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	403,012	(103,627)	0	0	299,385
Royal Bank of Canada	102,227	0	0	0	102,227
Standard Chartered Bank	102,482	(83,344)	0	0	19,138
State Street Bank & Trust Co.	118,199	(73,576)	0	0	44,623
UBS AG	280,328	(280,328)	0	0	0

Total	$5,092,738	$(2,642,386)	$0	$(1,422,051)	$1,028,301	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Bank of America, NA	$293,943	$0	$0	$0	$293,943
Barclays Bank PLC	616,112	(616,112)	0	0	0
BNP Paribas SA	8,317	(8,317)	0	0	0
Citibank, NA	2,072,405	(475,102)	(1,190,000)	0	407,303
Credit Suisse International	297,764	(297,764)	0	0	0
Deutsche Bank AG	990,602	0	(780,000)	(113,988)	96,614

2018 Annual Report	139

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Goldman Sachs Bank USA/ Goldman Sachs International	$93,159	$(93,159)	$0	$0	$0
JPMorgan Chase Bank, NA	1,711,775	(134,290)	(1,360,000)	0	217,485
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	1,622,239	(193,673)	(1,070,000)	0	358,566
State Street Bank & Trust Co.	19,021	0	0	0	19,021
UBS AG	586,763	(331,662)	0	0	255,101

Total	$8,312,100	$(2,150,079)	$(4,400,000)	$(113,988)	$1,648,033	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Barclays Bank PLC	$774,339	$(616,112)	$0	$(158,227)	$0
BNP Paribas SA	482,683	(8,317)	0	(112,999)	361,367
Citibank, NA	475,102	(475,102)	0	0	0
Citigroup Global Markets, Inc.	11,388	0	0	0	11,388
Credit Suisse International	1,290,248	(297,764)	0	0	992,484
Goldman Sachs Bank USA/ Goldman Sachs International	101,316	(93,159)	0	0	8,157
HSBC Bank USA	622,988	0	0	0	622,988
JPMorgan Chase Bank, NA	134,290	(134,290)	0	0	0
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	193,673	(193,673)	0	0	0
Royal Bank of Canada	156,135	0	0	0	156,135
UBS AG	331,662	(331,662)	0	0	0

Total	$4,573,824	$(2,150,079)	$0	$(271,226)	$2,152,519	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY C PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Bank of America, NA	$89,983	$0	$0	$0	$89,983
Barclays Bank PLC	127,476	(127,476)	0	0	0
BNP Paribas SA	2,786	(2,786)	0	0	0
Citibank, NA	621,700	(112,379)	(260,000)	0	249,321
Credit Suisse International	89,291	(89,291)	0	0	0
Deutsche Bank AG	325,041	0	(190,000)	0	135,041
Goldman Sachs Bank USA/ Goldman Sachs International	28,040	(28,040)	0	0	0
JPMorgan Chase Bank, NA	389,621	(40,413)	(260,000)	0	89,208

140	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	$711,425	$(49,358)	$(520,000)	$0	$142,067
State Street Bank & Trust Co.	5,731	0	0	0	5,731
UBS AG	158,812	(97,139)	0	0	61,673

Total	$2,549,906	$(546,882)	$(1,230,000)	$0	$773,024	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Barclays Bank PLC	$199,530	$(127,476)	$0	$(72,054)	$0
BNP Paribas SA	144,817	(2,786)	0	0	142,031
Citibank, NA	112,379	(112,379)	0	0	0
Citigroup Global Markets, Inc.	4,344	0	0	0	4,344
Credit Suisse International	400,503	(89,291)	0	0	311,212
Goldman Sachs Bank USA/ Goldman Sachs International	38,860	(28,040)	0	0	10,820
HSBC Bank USA	207,849	0	0	0	207,849
JPMorgan Chase Bank, NA	40,413	(40,413)	0	0	0
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	49,358	(49,358)	0	0	0
Royal Bank of Canada	46,888	0	0	0	46,888
UBS AG	97,139	(97,139)	0	0	0

Total	$1,342,080	$(546,882)	$0	$(72,054)	$723,144	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY N PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Bank of America, NA	$69,478	$0	$0	$0	$69,478
Barclays Bank PLC	96,938	(96,938)	0	0	0
BNP Paribas SA	2,000	(2,000)	0	0	0
Citibank, NA	567,392	(69,450)	(280,000)	0	217,942
Credit Suisse International	68,522	(68,522)	0	0	0
Deutsche Bank AG	286,027	0	(160,000)	0	126,027
Goldman Sachs Bank USA/ Goldman Sachs International	21,959	(21,959)	0	0	0
JPMorgan Chase Bank, NA	382,371	(31,558)	(260,000)	0	90,813
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	344,522	(43,974)	(260,000)	0	40,548
State Street Bank & Trust Co.	4,584	(4,584)	0	0	0
UBS AG	134,497	(78,597)	0	0	55,900

Total	$1,978,290	$(417,582)	$(960,000)	$0	$600,708	^

2018 Annual Report	141

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Barclays Bank PLC	$167,708	$(96,938)	$0	$(70,770)	$0
BNP Paribas SA	111,512	(2,000)	0	0	109,512
Citibank, NA	69,450	(69,450)	0	0	0
Citigroup Global Markets, Inc.	3,521	0	0	0	3,521
Credit Suisse International	312,745	(68,522)	0	0	244,223
Goldman Sachs Bank USA/ Goldman Sachs International	31,463	(21,959)	0	0	9,504
HSBC Bank USA	151,275	0	0	0	151,275
JPMorgan Chase Bank, NA	31,558	(31,558)	0	0	0
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	43,974	(43,974)	0	0	0
Royal Bank of Canada	36,440	0	0	0	36,440
State Street Bank & Trust Co.	4,758	(4,584)	0	0	174
UBS AG	78,597	(78,597)	0	0	0

Total	$1,043,001	$(417,582)	$0	$(70,770)	$554,649	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

142	Sanford C. Bernstein Fund, Inc.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2018 and September 30, 2017 were as follows:

PORTFOLIO	2018	2017
Overlay A
Distributions paid from:
Ordinary income	$30,108,673	$11,662,754
Long-term capital gains	0	0

Total distributions paid	$30,108,673	$11,662,754

Tax-Aware Overlay A
Distributions paid from:
Ordinary income	$81,735,945	$23,304,471
Long-term capital gains	28,778,260	0

Total distributions paid	$110,514,205	$23,304,471

Overlay B
Distributions paid from:
Ordinary income	$29,464,635	$28,460,071
Long-term capital gains	0	0

Total distributions paid	$29,464,635	$28,460,071

Tax-Aware Overlay B
Distributions paid from:
Ordinary income	$31,823,192	$23,433,683
Long-term capital gains	24,966,789	0

Total taxable distributions	56,789,981	23,433,683
Tax exempt distributions	21,598,889	23,538,089

Total distributions paid	$78,388,870	$46,971,772

Tax-Aware Overlay C
Distributions paid from:
Ordinary income	$9,906,622	$6,171,990
Long-term capital gains	6,412,132	0

Total taxable distributions	16,318,754	6,171,990
Tax exempt distributions	6,351,178	3,724,239

Total distributions paid	$22,669,932	$9,896,229

Tax-Aware Overlay N
Distributions paid from:
Ordinary income	$7,872,729	$5,745,913
Long-term capital gains	5,335,317	0

Total taxable distributions	13,208,046	5,745,913
Tax exempt distributions	4,817,080	3,458,846

Total distributions paid	$18,025,126	$9,204,759

2018 Annual Report	143

Notes to Financial Statements (continued)

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT) (d)
Overlay A	$4,692,194	$28,087,376	$(3,940,877)	$425,423,351	$454,262,044
Tax-Aware Overlay A	1,743,140	23,765,002	(602,530)	970,845,855	995,751,467
Overlay B	44,362,214	512,267	(3,456,261)	25,618,284	67,036,504
Tax-Aware Overlay B	41,926,549	2,592,439	(7,145,944)	93,084,128	130,457,172
Tax-Aware Overlay C	10,530,352	2,796,832	(3,323,602)	28,417,515	38,421,097
Tax-Aware Overlay N	8,899,721	1,438,981	(1,332,787)	20,903,121	29,909,036

(a)	Includes tax exempt income as shown below:

Tax-Aware Overlay B	$20,749,392
Tax-Aware Overlay C	4,961,853
Tax-Aware Overlay N	4,107,645

(b)

During the fiscal year ended September 30, 2018 Overlay A Portfolio utilized capital loss carryforwards of $28,324,982 to offset current year net realized gains. As of September 30, 2018 Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio deferred $3,940,877, $602,530, $3,456,261, $7,145,944, $3,323,602, and $1,332,787 in straddle losses, respectively. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and partnership investments.

(d)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2018, all six Portfolios did not have any capital loss carryforwards.

NOTE 5.	Risks Involved in Investing in the Portfolios

Market Risk—The Portfolios are subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities market. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU

144	Sanford C. Bernstein Fund, Inc.

and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may during certain periods result in increased volatility for the Portfolios. The Portfolios do not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ NAV when one of these asset classes is performing more poorly than others. As the direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk—The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments have been adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Leverage Risk—Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make them more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the

2018 Annual Report	145

Notes to Financial Statements (continued)

extent the Portfolios invest in municipal securities, the Portfolios are subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. In addition, recent tax law changes could have a material impact on the value of municipal securities. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in the municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn in the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to

146	Sanford C. Bernstein Fund, Inc.

decline and this decrease in value may not be offset by higher income from new investments. A Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a Portfolio that invests largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. Credit risk is greater for medium quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities, (commonly known as “junk bonds”) have speculative elements or are predominately speculative credit risk. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Commodity Risk—The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

2018 Annual Report	147

Notes to Financial Statements (continued)

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk—Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including other AB mutual funds and ETFs, are subject to market and selection risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Tax Risk—There is no guarantee that the income on a Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Portfolio Turnover Risk—Some or all of the strategies utilized by the Portfolios may involve frequent and active trading. This trading may increase the Portfolios’ rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolios and their shareholders.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

As of September 30, 2018, the Sanford C. Bernstein Fund, Inc., has authorized 16.5 billion shares of common stock, par value $0.001 per share, of which 3.6 billion shares are allocated to the Overlay Portfolios. Each Class 1 and Class 2 of the Overlay Portfolios is allocated 300 million shares.

148	Sanford C. Bernstein Fund, Inc.

Share transactions for each Portfolio for the years ended September 30, 2018 and September 30, 2017, were as follows:

	OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Class 1 Shares
Shares sold	12,093,833	15,586,610	$165,915,521	$190,750,643
Shares issued on reinvestment of dividends and distributions	1,484,524	662,025	20,337,972	7,785,415
Shares redeemed	(16,673,624)	(21,875,208)	(228,491,020)	(266,997,228)

Net decrease	(3,095,267)	(5,626,573)	$(42,237,527)	$(68,461,170)

Class 2 Shares
Shares sold	5,132,696	5,628,109	$70,830,459	$67,609,327
Shares issued on reinvestment of dividends and distributions	411,456	221,358	5,641,063	2,605,382
Shares redeemed	(7,072,235)	(7,137,896)	(96,665,518)	(86,665,674)

Net decrease	(1,528,083)	(1,288,429)	$(20,193,996)	$(16,450,965)

	TAX-AWARE OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Class 1 Shares
Shares sold	18,787,354	23,014,100	$269,768,996	$297,454,920
Shares issued on reinvestment of dividends and distributions	4,869,314	1,087,296	69,825,960	13,547,704
Shares redeemed	(26,084,478)	(37,893,895)	(374,825,752)	(489,610,972)

Net decrease	(2,427,810)	(13,792,499)	$(35,230,796)	$(178,608,348)

Class 2 Shares
Shares sold	7,003,433	7,688,763	$100,831,390	$99,973,074
Shares issued on reinvestment of dividends and distributions	1,464,083	415,554	21,024,237	5,186,117
Shares redeemed	(7,183,219)	(11,124,990)	(103,719,584)	(145,043,571)

Net increase (decrease)	1,284,297	(3,020,673)	$18,136,043	$(39,884,380)

2018 Annual Report	149

Notes to Financial Statements (continued)

	OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Class 1 Shares
Shares sold	12,381,994	15,114,885	$136,142,849	$160,834,105
Shares issued on reinvestment of dividends and distributions	1,807,577	1,830,582	19,829,121	18,818,387
Shares redeemed	(12,492,473)	(13,673,523)	(137,305,557)	(145,095,230)

Net increase	1,697,098	3,271,944	$18,666,413	$34,557,262

Class 2 Shares
Shares sold	5,480,949	3,415,945	$60,575,118	$36,325,450
Shares issued on reinvestment of dividends and distributions	452,799	497,713	4,971,736	5,126,442
Shares redeemed	(4,816,702)	(6,923,395)	(53,206,954)	(73,811,795)

Net increase (decrease)	1,117,046	(3,009,737)	$12,339,900	$(32,359,903)

	TAX-AWARE OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Class 1 Shares
Shares sold	13,559,264	13,312,648	$153,062,500	$148,164,919
Shares issued on reinvestment of dividends and distributions	4,291,814	2,569,536	48,068,311	27,648,212
Shares redeemed	(14,062,643)	(18,548,385)	(158,759,528)	(205,685,050)

Net increase (decrease)	3,788,435	(2,666,201)	$42,371,283	$(29,871,919)

Class 2 Shares
Shares sold	7,205,041	5,816,398	$81,588,233	$64,796,918
Shares issued on reinvestment of dividends and distributions	2,043,427	1,250,091	22,906,814	13,463,471
Shares redeemed	(7,058,248)	(7,888,081)	(79,942,447)	(87,616,230)

Net increase (decrease)	2,190,220	(821,592)	$24,552,600	$(9,355,841)

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	TAX-AWARE OVERLAY C PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Class 1 Shares
Shares sold	3,390,443	3,985,506	$38,337,614	$44,420,180
Shares issued on reinvestment of dividends and distributions	1,130,093	504,359	12,679,647	5,426,900
Shares redeemed	(3,189,718)	(4,876,216)	(36,199,159)	(54,127,409)

Net increase (decrease)	1,330,818	(386,351)	$14,818,102	$(4,280,329)

Class 2 Shares
Shares sold	1,428,049	1,832,690	$16,241,092	$20,504,718
Shares issued on reinvestment of dividends and distributions	706,021	325,775	7,928,617	3,505,340
Shares redeemed	(1,810,863)	(1,440,835)	(20,469,462)	(15,901,890)

Net increase	323,207	717,630	$3,700,247	$8,108,168

	TAX-AWARE OVERLAY N PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Class 1 Shares
Shares sold	3,629,230	3,740,437	$40,800,618	$41,310,859
Shares issued on reinvestment of dividends and distributions	1,186,021	618,869	13,224,131	6,615,709
Shares redeemed	(3,896,978)	(4,865,009)	(43,826,257)	(53,792,311)

Net increase (decrease)	918,273	(505,703)	$10,198,492	$(5,865,743)

Class 2 Shares
Shares sold	466,950	1,157,651	$5,252,927	$12,774,749
Shares issued on reinvestment of dividends and distributions	292,209	165,395	3,263,975	1,769,729
Shares redeemed	(799,118)	(1,621,934)	(9,012,938)	(17,909,786)

Net decrease	(39,959)	(298,888)	$(496,036)	$(3,365,308)

NOTE 7.	Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

2018 Annual Report	151

Notes to Financial Statements (continued)

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect of the adoption of the rules will simplify certain disclosure requirements on the financial statements.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

152	Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and Shareholders of Overlay A Portfolio, Tax- Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio (six of the fifteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2018 and each of the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 28, 2018

We have served as the auditor of one or more the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

2018 Annual Report	153

2018 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2018. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of ordinary income dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends.

PORTFOLIO	DIVIDENDS RECEIVED DEDUCTION % (CORPORATE SHAREHOLDERS)	% OF QUALIFIED INTEREST INCOME (FOREIGN SHAREHOLDERS)
Overlay A	96.18%	5.42%
Tax-Aware Overlay A	88.92%	3.83%
Overlay B	3.45%	42.21%
Tax-Aware Overlay B	7.45%	6.90%
Tax-Aware Overlay C	8.46%	7.96%
Tax-Aware Overlay N	7.07%	7.48%

For the taxable year ended September 30, 2018, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders.

PORTFOLIO	QUALIFIED DIVIDEND INCOME
Overlay A	$29,946,668
Tax-Aware Overlay A	81,735,945
Overlay B	5,140,251
Tax-Aware Overlay B	3,604,819
Tax-Aware Overlay C	2,419,523
Tax-Aware Overlay N	1,985,362

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

154	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios

BOARD OF DIRECTORS

Debra Perry*^

Chair

Kathleen Fisher

President

Bart Friedman*

Director

R. Jay Gerken*

Director

William Kristol*

Director

Donald K. Peterson*

Director

OFFICERS

Alexander Barenboym(1)

Vice President

Daniel J. Loewy(1)

Vice President

Emilie D. Wrapp

Secretary

Michael B. Reyes

Senior Analyst

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, Massachusetts 02210

TRANSFER AGENT

DST Asset Manager Solutions

2000 Crown Colony Drive

Quincy, Massachusetts 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

(1) The day-to-day management of, and investment decisions for, the Overlay Portfolios are made by the Asset Allocation Team. Messrs. Barenboym and Loewy are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

2018 Annual Report	155

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios (continued)

DIRECTORS’ INFORMATION
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
INTERESTED DIRECTOR
Kathleen Fisher,** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 64 (2017)	Senior Vice President of the Manager with which she has been associated since prior to 2013. She is the Head of Wealth and Investment Strategies of the Manager’s Bernstein Private Wealth Management unit since 2014, leading the team responsible for developing and communicating asset allocation advice and investment strategies for Bernstein’s high-net-worth clients. Since 2013, Ms. Fisher has overseen research on investment planning and wealth transfer issues facing high-net-worth families, endowments and foundations. She has been a National Managing Director of Bernstein since 2009. She joined AB in 2001 as a Senior Portfolio Manager. Prior to joining AB, she spent 15 years at J.P. Morgan, most recently as a managing director advising banks on acquisitions, divestitures and financing techniques. Prior thereto, she held positions at both Morgan Stanley and at the Federal Reserve Bank of New York.	18	Southwestern Vermont Health Care; and Hildene – The Lincoln Family Home
DISINTERESTED DIRECTORS
Debra Perry,#^ Chair of the Board 67 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	Assurant, Inc., since 2017; Genworth Financial, Inc. since 2016; Korn/Ferry International from 2008-present; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

Bart Friedman,# 73 (2005)	Senior Counsel at Cahill Gordon & Reindel LLP (law firm) since January 2017; Senior Partner since prior to 2013.	18	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; and Ovid Therapeutics, Inc.

156	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
R. Jay Gerken,# 67 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).	18	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; United Methodist Foundation of New Jersey; and Associated Banc-Corp

William Kristol,# 65 (1994)	Editor, The Weekly Standard since prior to 2013. He is a regular contributor on ABC’s This Week and on ABC’s special events and elections coverage, and appears frequently on other leading political commentary shows.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; The Institute for the Study of War; and Defending Democracy Together

Donald K. Peterson,# 69 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	18	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA-CREF; and Member of the Board of TIAA-Bank, FSB

* There is no stated term of office for the Directors.

+ The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department-Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

** Ms. Fisher is an “interested person” as defined by the Investment Company Act of 1940, because of her affiliation with AllianceBernstein.

# Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

2018 Annual Report	157

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios (continued)

OFFICERS’ INFORMATION
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Kathleen Fisher, 64	President	See biography above.

Alexander Barenboym, 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Daniel J. Loewy, 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Emilie D. Wrapp, 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2013.

Michael B. Reyes, 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2013.

Joseph J. Mantineo, 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke, 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto, 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser since 2012.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

** The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (212) 486-5800, or visit www.bernstein.com, for a free prospectus or SAI.

158	Sanford C. Bernstein Fund, Inc.

Board Consideration of Investment Management Arrangement

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”)(the “Investment Management Agreement”) at a meeting held on October 24-25, 2018.

Section 15 of the Investment Company Act also provides that an investment advisory agreement will terminate automatically upon its “assignment,” which includes any transfer of a controlling block of outstanding voting securities of an investment adviser or the parent company of an investment adviser. Such transfer is often referred to as a “Change of Control Event.”

AXA S.A. (“AXA”) has announced to the public its plans to divest its remaining ownership interest in AXA Equitable Holdings, Inc. (“AXA Equitable”), over time in one or more transactions, subject to market conditions (the “Plan”). AXA is the holding company for an international group of insurance and related financial services companies. AXA formerly owned all of the outstanding shares of common stock of AXA Equitable. After selling a minority stake of AXA Equitable in an initial public offering during May, 2018, AXA is currently a majority owner of AXA Equitable, which is an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser. AXA Equitable also indirectly holds a majority of the outstanding partnership interests of the Adviser. It is anticipated that one or more future transactions under the Plan could be deemed a Change of Control Event resulting in the automatic termination of the Investment Management Agreement.

Because it is anticipated that one or more of the transactions contemplated by the Plan could be deemed a Change of Control Event for the Adviser resulting in the automatic termination of the Investment Management Agreement, the Board, including the Independent Directors, has approved a new investment advisory agreement with the Adviser (the “Proposed Agreement”), in connection with the Plan. The Board unanimously approved the Proposed Agreement at a meeting held on July 26, 2018, subject as to each Portfolio to approval by stockholders of that Portfolio. Stockholders have been asked to approve the Proposed Agreement at a meeting initially called for October 11, 2018 and held on November 14, 2018. The Proposed Agreement would be effective for a Portfolio after the first Change of Control Event that occurs after stockholder approval for that Portfolio.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement and the Proposed Agreement (each, an “Agreement”).

The Board received preliminary information about the Plan from the Adviser at a special telephonic meeting of the Board held on June 18, 2018. During that meeting, the Independent Directors also met separately in an executive session with their independent counsel. Following that meeting, counsel to the Independent Directors sent a letter to the Adviser dated June 20, 2018, that contained a list of information requested by the Independent Directors with respect to the Plan and the Proposed Agreement. The Adviser responded in writing to the letter. Following receipt of the Adviser’s responses, the Independent Directors met with the Fund’s Senior Analyst and counsel to the Independent Directors via a telephone conference on July 23, 2018, during which the Independent Directors reviewed the responses to their requests for information, and evaluated extensive additional materials relating to the approval of the Proposed Agreement. Following the July 23, 2018 meeting, the Independent Directors, through counsel, requested certain additional information in a letter to the Adviser dated July 24, 2018. On July 26, 2018, the Board held an in-person meeting, at which representatives of the Adviser responded to the requests for additional information, and the Board discussed its review of the Proposed Agreement and the materials the Directors had been provided. During the July 26, 2018 meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst in executive sessions. The Board then approved the Proposed Agreement as described below.

2018 Annual Report	159

Board Consideration of Investment Management Arrangement (continued)

Prior to and following its approval of the Proposed Agreement, the Board undertook the process to review annually the continuation of the Investment Management Agreement between the Fund and the Adviser. In connection with that process, counsel to the Independent Directors sent a letter to the Adviser dated August 9, 2018, that contained a list of information requested by the Independent Directors to conduct their annual review. In addition to reviewing information in connection with the July 26, 2018 meeting, the Board of Directors, including the Independent Directors, met in person and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2018. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 20, 2018, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 20, 2018, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 20, 2018 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel dated September 26, 2018, and the Adviser provided certain additional information by means of a letter dated October 3, 2018. The Independent Directors held a telephonic meeting on October 15, 2018 with their independent counsel and the Senior Analyst to discuss the contract renewal materials and supplemental materials. Following that meeting the Independent Directors, through counsel, requested further information from the Adviser. On October 24-25, 2018, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and a report prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below. Also, after considering the additional information the Board had received in connection with their consideration of the continuation of the Investment Management Agreement, and in light of their approval of the continuation of the Investment Management Agreement, the Board further determined that it was unnecessary to seek any modification of the Proposed Agreement.

In approving each Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreements and considered whether each Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests including information regarding the Plan, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the July 26, 2018, September 20, 2018, and October 24-25, 2018 meetings and throughout the past year. In approving the Proposed Agreement at the July 26, 2018 Board meeting, the Board considered the information it had received through that date, including the information provided to the Board in connection with its most recent approval of the Investment Management Agreement; in approving the continuation of the Investment Management Agreement at the October 24-25, 2018 Board meeting, and in determining at that meeting that it was unnecessary to seek any modification of the Proposed Agreement, the Board considered information it had received after, as well as before and at, the July 26, 2018 meeting.

The information considered by the Board included information with respect to the Plan and the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve an Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Agreements including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and

160	Sanford C. Bernstein Fund, Inc.

expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Directors also considered the fact that the Proposed Agreement would have terms and conditions identical to those of the Investment Management Agreement with the exception of the effective date under the Proposed Agreement.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue fee waivers and/or expense caps applicable to certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff appeared sufficient to provide a high level of service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered the potential impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee. The Board further reviewed information about the Plan, and the statements of the Adviser that it will continue to operate as an independent, publicly-traded US asset manager, that the Plan is not anticipated to change the Adviser’s current management structure or strategy, and that the Adviser does not believe that the Plan will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended May 31, 2018 (for the consideration of approval of the Proposed Agreement) and ended July 31, 2018 and September 30, 2018 (for the review of the continuation of the Investment Management Agreement) and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

2018 Annual Report	161

Board Consideration of Investment Management Arrangement (continued)

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios. In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2016 and 2017, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors also received presentations at the July 26, 2018 and September 20, 2018 Board meetings from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies. The Directors also considered that the profitability information did not reflect recent fee reductions implemented for certain Portfolios on January 1, 2018.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the July 26, 2018 Board meeting, the Directors received a presentation from an independent consultant regarding possible economies of scale with respect to the Proposed Agreement. The Directors discussed with the independent consultant possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services. The Directors also considered the Senior Analyst Report which they received in connection with the review of the Investment Management Agreement, which included a discussion of possible economies of scale and information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods. At the September 20, 2018 Board meeting, the Directors also received a presentation from outside counsel experienced in mutual fund fee litigation regarding potential economies of scale.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, breakpoint arrangements including recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s

162	Sanford C. Bernstein Fund, Inc.

continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the Proposed Agreement and the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

ADVISORY FEE SCHEDULE
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.45% of the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

International Portfolio	0.75% of the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% in excess of $5 billion

2018 Annual Report	163

Board Consideration of Investment Management Arrangement (continued)

ADVISORY FEE SCHEDULE
Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% in excess of $5 billion

Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Tax-Aware Overlay A Portfolio	0.90% of the first $5 billion; 0.875% in excess of $5 billion

Overlay B Portfolio	0.65%

Tax-Aware Overlay B Portfolio	0.65%

Tax-Aware Overlay C Portfolio	0.65%

Tax-Aware Overlay N Portfolio	0.65%

164	Sanford C. Bernstein Fund, Inc.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII-1947-0918

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Donald K. Peterson, Debra Perry, Suzanne Brenner and R. Jay Gerken qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Pricewaterhouse Coopers LLP, for the Fund’s last two fiscal years for professional services rendered for (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; and (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements. Included in the table are (i) tax compliance, tax advice and tax return preparation fees paid to Ernst & Young LLP.

	Audit Fees		Audit-Related Fees	Tax Fees*
Short Duration Plus Portfolio	2017	$17,826	$—	$5,906
	2018	$15,229	$34	$4,651
Intermediate Duration Portfolio	2017	$85,044	$—	$42,712
	2018	$65,001	$—	$35,125
Short Duration NY Muni Portfolio**	2017	$1,442	$—	$—
	2018	$—	$—	$—
Short Duration CA Muni Portfolio**	2017	$410	$—	$—
	2018	$—	$—	$—
Short Duration Diversified Muni Portfolio	2017	$3,728	$—	$4,060
	2018	$3,924	$—	$4,180
New York Muni Portfolio	2017	$46,265	$—	$20,400
	2018	$42,861	$234	$18,853
California Muni Portfolio	2017	$35,526	$—	$15,350
	2018	$32,393	$138	$13,986
Diversified Muni Portfolio	2017	$138,569	$—	$64,176
	2018	$143,728	$1,915	$65,502
Tax-Managed International Portfolio	2017	$87,632	$—	$41,351
	2018	$80,862	$377	$90,669
International Portfolio	2017	$41,801	$—	$19,852
	2018	$41,057	$1,427	$90,448
Emerging Markets Portfolio	2017	$29,774	$—	$38,189
	2018	$29,312	$1,475	$40,040
Overlay A	2017	$69,244	$—	$67,550
	2018	$69,244	$—	$56,744
Tax-Aware Overlay A	2017	$56,655	$—	$67,547
	2018	$56,655	$—	$56,744
Overlay B	2017	$69,244	$—	$50,016
	2018	$79,244	$—	$52,538
Tax-Aware Overlay B	2017	$56,655	$—	$49,648
	2018	$56,655	$—	$52,096
Tax-Aware Overlay C	2017	$56,655	$—	$49,648
	2018	$56,655	$—	$52,096
Tax-Aware Overlay N	2017	$56,655	$—	$49,648
	2018	$56,655	$—	$52,096

*	Paid to Ernst & Young LLP.
**	Fund liquidated.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

			All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Short Duration Plus Portfolio	2017	*	$5,419,480	$5,906
				$—
				$(5,906)
	2018		$3,863,066	$4,685
				$(34)
				$(4,651)
Intermediate Duration Portfolio	2017	*	$5,456,286	$42,712
				$—
				$(42,712)
	2018		$3,893,507	$35,125
				$—
				$(35,125)
Short Duration NY Portfolio**	2017		$—	$—
				$—
				$—
	2018		$—	$—
				$—
				$—
Short Duration CA Portfolio**	2017		$—	$—
				$—
				$—
	2018		$—	$—
				$—
				$—
Short Duration Diversified Muni Portfolio	2017	*	$5,417,634	$4,060
				$—
				$(4,060)
	2018		$3,862,562	$4,180
				$—
				$(4,180)
New York Muni Portfolio	2017	*	$5,433,974	$20,400
				$—
				$(20,400)
	2018		$3,877,469	$19,087
				$(234)
				$(18,853)
California Muni Portfolio	2017	*	$5,428,924	$15,350
				$—
				$(15,350)
	2018		$3,872,505	$14,124
				$(138)
				$(13,986)
Diversified Muni Portfolio	2017	*	$5,477,750	$64,176
				$—
				$(64,176)
	2018		$3,925,799	$67,417
				$(1,915)
				$(65,502)
Tax-Managed International Portfolio	2017	*	$5,454,925	$41,351
				$—
				$(41,351)
	2018		$3,949,428	$91,046
				$(377)
				$(90,669)
International Portfolio	2017	*	$5,433,426	$19,852
				$—
				$(19,852)
	2018		$3,950,257	$91,875
				$(1,427)
				$(90,448)
Emerging Markets Portfolio	2017	*	$5,451,763	$38,189
				$—
				$(38,189)
	2018		$3,899,897	$41,515
				$(1,475)
				$(40,040)
Overlay A	2017	*	$5,481,124	$67,550
				$—
				$(67,550)
	2018		$3,915,126	$56,744
				$—
				$(56,744)
Tax-Aware Overlay A	2017	*	$5,481,121	$67,547
				$—
				$(67,547)
	2018		$3,915,126	$56,744
				$—
				$(56,744)
Overlay B	2017	*	$5,463,590	$50,016
				$—
				$(50,016)
	2018		$3,910,920	$52,538
				$—
				$(52,538)
Tax-Aware Overlay B	2017	*	$5,463,222	$49,648
				$—
				$(49,648)
	2018		$3,910,478	$52,096
				$—
				$(52,096)
Tax-Aware Overlay C	2017	*	$5,463,222	$49,648
				$—
				$(49,648)
	2018		$3,910,478	$52,096
				$—
				$(52,096)
Tax-Aware Overlay N	2017	*	$5,463,222	$49,648
				$—
				$(49,648)
	2018		$3,910,478	$52,096
				$—
				$(52,096)

*	2017 amounts revised to remove certain expenses that are not applicable.
**	Fund liquidated.

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Kathleen M. Fisher
Kathleen M. Fisher
President

Date:	November 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kathleen M. Fisher
Kathleen M. Fisher
President

Date:	November 29, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 29, 2018